      Filed with the Securities and Exchange Commission on April 10, 2015
                                                    REGISTRATION NO. 333-131035
                                           INVESTMENT COMPANY ACT NO. 811-07975

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 40
                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 149

                               -----------------

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                               -----------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of Depositor's principal executive offices)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            213 WASHINGTON STREEET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (Name, address and telephone number of agent for service)

                               -----------------

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            213 WASHINGTON STREEET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-3716

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2015 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[_] on       pursuant to paragraph (a)(i) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[_] on       pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")

Flexible Premium Deferred Annuities

PROSPECTUS: APRIL 30, 2015


This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may impose restrictions on the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this Prospectus and/or may restrict the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Credits with respect to your purchase payments, the expenses of the X Series Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Credit.

THE SUB-ACCOUNTS

Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a separate account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Stipulated Investment Options if you Elect Certain Optional Benefits" later in this prospectus for details.

PLEASE READ THIS PROSPECTUS


Please read this Prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.


AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - See Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How To Contact Us" later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life Insurance Company of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/SM/ OR (R) SYMBOLS.
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     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM


Prospectus Dated: April 30, 2015           Statement of Additional Information
                                                         Dated: April 30, 2015
                                                      PREMIER NY

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2025)


Advanced Series Trust                                        AST Schroders Multi-Asset World Strategies Portfolio
   AST Academic Strategies Asset Allocation Portfolio        AST Small-Cap Growth Portfolio
   AST Advanced Strategies Portfolio                         AST Small-Cap Growth Opportunities Portfolio
   AST AQR Emerging Markets Equity Portfolio                 AST Small-Cap Value Portfolio
   AST AQR Large-Cap Portfolio                               AST T. Rowe Price Asset Allocation Portfolio
   AST Balanced Asset Allocation Portfolio                   AST T. Rowe Price Equity Income Portfolio
   AST BlackRock Global Strategies Portfolio                 AST T. Rowe Price Large-Cap Growth Portfolio
   AST BlackRock iShares ETF Portfolio                       AST T. Rowe Price Natural Resources Portfolio
   AST BlackRock/Loomis Sayles Bond Portfolio                AST Templeton Global Bond Portfolio
   AST Bond Portfolio 2016                                   AST Wellington Management Hedged Equity Portfolio
   AST Bond Portfolio 2018                                   AST Western Asset Core Plus Bond Portfolio
   AST Bond Portfolio 2019                                   AST Western Asset Emerging Markets Debt Portfolio
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021                                ProFunds VP -- used with "L" Series Only
   AST Bond Portfolio 2022
   AST Bond Portfolio 2023                                   Consumer Goods
   AST Bond Portfolio 2024                                   Consumer Services
   AST Bond Portfolio 2025                                   Financials
   AST Bond Portfolio 2026                                   Health Care
   AST Boston Partners Large-Cap Value Portfolio             Industrials
   AST Capital Growth Asset Allocation Portfolio             Large-Cap Growth
   AST ClearBridge Dividend Growth Portfolio                 Large-Cap Value
   AST Cohen & Steers Realty Portfolio                       Mid-Cap Growth
   AST Defensive Asset Allocation Portfolio                  Mid-Cap Value
   AST FI Pyramis(R) Asset Allocation Portfolio/1/           Real Estate
   AST FI Pyramis(R) Quantitative Portfolio/1/               Small-Cap Growth
   AST Franklin Templeton Founding Funds Allocation          Small-Cap Value
     Portfolio*                                              Telecommunications
   AST Franklin Templeton Founding Funds Plus Portfolio      Utilities
   AST Global Real Estate Portfolio
   AST Goldman Sachs Large-Cap Value Portfolio            (1)  Pyramis is a registered service mark of FMR LLC. Used
   AST Goldman Sachs Mid-Cap Growth Portfolio                  with permission.
   AST Goldman Sachs Multi-Asset Portfolio                *  No longer offered for new investment. See description
   AST Goldman Sachs Small-Cap Value Portfolio               regarding the Portfolio in the "Investment Objectives/
   AST Herndon Large-Cap Value Portfolio                     Policies" table under "Investment Options."
   AST High Yield Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio
   AST J.P. Morgan Global Thematic Portfolio
   AST J.P. Morgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio
   AST Jennison Large-Cap Growth Portfolio
   AST Large-Cap Value Portfolio
   AST Loomis Sayles Large-Cap Growth Portfolio
   AST Lord Abbett Core Fixed Income Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST Preservation Asset Allocation Portfolio
   AST Prudential Core Bond Portfolio
   AST Prudential Growth Allocation Portfolio
   AST QMA Emerging Markets Equity Portfolio
   AST QMA Large-Cap Portfolio
   AST QMA US Equity Alpha Portfolio
   AST Quantitative Modeling Portfolio
   AST RCM World Trends Portfolio
   AST Schroders Global Tactical Portfolio

                                   CONTENTS


GLOSSARY OF TERMS..........................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................  4

EXPENSE EXAMPLES........................................................... 13

SUMMARY.................................................................... 14

INVESTMENT OPTIONS......................................................... 18

   WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?...... 18
   WHAT ARE THE FIXED RATE OPTIONS?........................................ 29

FEES AND CHARGES........................................................... 31

   WHAT ARE THE CONTRACT FEES AND CHARGES?................................. 31
   WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?........................... 32
   WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............... 32
   EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................... 33

PURCHASING YOUR ANNUITY.................................................... 34

   WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?.......... 34

MANAGING YOUR ANNUITY...................................................... 37

   MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?......... 37
   MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................ 38
   MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................ 38
   MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............ 38
   MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?........ 39

MANAGING YOUR ACCOUNT VALUE................................................ 40

   HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................ 40
   HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................. 40
   HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X
     SERIES?............................................................... 40
   HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................. 40
   HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
     ANNUITY?.............................................................. 40
   ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT
     OPTIONS?.............................................................. 41
   DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?............... 42
   DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?........................ 42
   MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION
     INSTRUCTIONS?......................................................... 43

ACCESS TO ACCOUNT VALUE.................................................... 44

   WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?........................ 44
   ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED
     ANNUITIES?............................................................ 44
   CAN I WITHDRAW A PORTION OF MY ANNUITY?................................. 44
   HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................... 44
   CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION
     PERIOD?............................................................... 45
   DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) or 72(q) OF
     THE INTERNAL REVENUE CODE?............................................ 45
   WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE
     THEM?................................................................. 46
   CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................... 46
   WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................ 46
   HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................... 47


                                      (i)

LIVING BENEFITS............................................................  48

   DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR
     OWNERS WHILE THEY ARE ALIVE?..........................................  48
   HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)...................  49
   HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/.................  53
   GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................  58
   LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)............................  62
   SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)............  67
   HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)........................  70
   HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)......................  78
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)..............  86
   HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)................  95
   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)........ 105
   HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)................ 112
   SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)........ 123
   DEATH BENEFIT........................................................... 132
   WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?........................... 132
   BASIC DEATH BENEFIT..................................................... 132
   OPTIONAL DEATH BENEFIT.................................................. 132
   PAYMENT OF DEATH BENEFITS............................................... 134

VALUING YOUR INVESTMENT.................................................... 137

   HOW IS MY ACCOUNT VALUE DETERMINED?..................................... 137
   WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.............................. 137
   HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?............................. 137
   WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?............................. 137

TAX CONSIDERATIONS......................................................... 140

GENERAL INFORMATION........................................................ 149

   HOW WILL I RECEIVE STATEMENTS AND REPORTS?.............................. 149
   WHAT IS PRUCO LIFE OF NEW JERSEY?....................................... 149
   WHAT IS THE SEPARATE ACCOUNT?........................................... 150
   WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.................... 151
   WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?.......... 152
   FINANCIAL STATEMENTS.................................................... 154
   HOW TO CONTACT US....................................................... 154
   INDEMNIFICATION......................................................... 155
   LEGAL PROCEEDINGS....................................................... 155
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................... 157

APPENDIX A - ACCUMULATION UNIT VALUES...................................... A-1

APPENDIX B - FORMULA UNDER HIGHEST DAILY GRO BENEFIT....................... B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT...... C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
  SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT...................... D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT
  AND SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT................. E-1

                                     (ii)

APPENDIX F - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT.................... F-1

APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
  SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT..................... G-1

                                     (iii)

                               GLOSSARY OF TERMS


Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.


Account Value: The value of each allocation to a Sub-account (also referred to as a "Variable Investment Option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances.


Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such purchase payments.


Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.


Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95th birthday of the older of the Owner or Annuitant.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.


Benefit Fixed Rate Account: A Fixed Rate Option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time.


Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable purchase payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each purchase payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.


DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on state law and may vary depending on whether your purchase is a replacement or not.

Good Order: an instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

Highest Anniversary Value Death Benefit (HAV): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

Highest Daily Guaranteed Return Option (Highest Daily GRO)/Highest Daily Guaranteed Return Option II (HD GRO II): Highest Daily GRO and HD GRO II are optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.

Highest Daily Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

Highest Daily Lifetime Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

Spousal Highest Daily Lifetime Seven Income Benefit An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

Spousal Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect Certain optional benefits deduct a charge from the Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                         TRANSACTION FEES AND CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY /1/

                                   B Series

               Yr. 1  Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
               -----  ----- ----- ----- ----- ----- ----- ------
               7.0%    6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%

                                   L Series

                        Yr. 1  Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                        -----  ----- ----- ----- ------
                        7.0%    6.0%  5.0%  4.0%  0.0%

                                   X Series

         Yr. 1  Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10
         -----  ----- ----- ----- ----- ----- ----- ----- ----- ------
         9.0%    8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%


1 The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.


                      OTHER TRANSACTION FEES AND CHARGES
                        (assessed against each Annuity)

                  FEE/CHARGE        B SERIES L SERIES X SERIES
                  ----------        -------- -------- --------
                  Transfer Fee /1/
                  Maximum             $20      $20      $20
                  Current             $10      $10      $10
1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

                           PERIODIC FEES AND CHARGES
                        (assessed against each Annuity)

            FEE/CHARGE           B SERIES       L SERIES       X SERIES

    Annual Maintenance Fee /1/      Lesser of      Lesser of      Lesser of
                                    $30 or 2%      $30 or 2%      $30 or 2%
                                    of Account     of Account     of Account
                                      Value          Value          Value

                  ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/
    (assessed as a percentage of the daily net assets of the Sub-accounts)

               FEE/CHARGE
Mortality & Expense Risk Charge /3/            1.00%           1.35%           1.40%
Administration Charge /3/                      0.15%           0.15%           0.15%
Settlement Service Charge /4/                  1.00%           1.00%           1.00%
Total Annual Charges of the Sub-accounts  1.15% per year  1.50% per year  1.55% per year
(excluding Settlement service charge)     of the value of of the value of of the value of
                                             each Sub-       each Sub-       each Sub-
                                              account         account         account

1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
2  These charges are deducted daily and apply to the Sub-accounts only.
3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option.
   The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/


                                                                     TOTAL           TOTAL           TOTAL
                                                       OPTIONAL      ANNUAL          ANNUAL          ANNUAL
                                                     BENEFIT FEE/  CHARGE /2/      CHARGE /2/      CHARGE /2/
OPTIONAL BENEFIT                                        CHARGE    for B Series    for L Series    for X Series
----------------                                     ------------ ------------    ------------    ------------
HIGHEST DAILY GRO II
Current and Maximum Charge /4/
(assessed against Sub-account net assets)                0.60%           1.75%           2.10%           2.15%

HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)

Maximum Charge /3/
(assessed against greater of account value and PWV)      1.50%        1.15%+1.50%     1.50%+1.50%     1.55%+1.50%
Current Charge
(assessed against greater of account value and PWV)      0.85%        1.15%+0.85%     1.50%+0.85%     1.55%+0.85%

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)

Maximum Charge /3/
(assessed against greater of account value and PWV)      1.50%        1.15%+1.50%     1.50%+1.50%     1.55%+1.50%
Current Charge
(assessed against greater of account value and PWV)      0.95%        1.15%+0.95%     1.50%+0.95%     1.55%+0.95%

HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current Charge and Maximum /4/
(if elected on or after May 1, 2009)                     0.60%           1.75%           2.10%           2.15%

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

Maximum Charge /3/
(assessed against Protected Income Value)                2.00%        1.15%+2.00%     1.50%+2.00%     1.55%+2.00%
Current Charge
(assessed against Protected Income Value)                0.50%        1.15%+0.50%     1.50%+0.50%     1.55%+0.50%

LIFETIME FIVE INCOME BENEFIT

Maximum Charge /3/
(assessed against Sub-account net assets)                1.50%           2.65%           3.00%           3.05%
Current Charge                                           0.60%           1.75%           2.10%           2.15%

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/


                                   TOTAL           TOTAL           TOTAL
                     OPTIONAL      ANNUAL          ANNUAL          ANNUAL
                   BENEFIT FEE/  CHARGE /2/      CHARGE /2/      CHARGE /2/
OPTIONAL BENEFIT      CHARGE    for B Series    for L Series    for X Series
----------------   ------------ ------------    ------------    ------------
(assessed against
  Sub-account net
  assets)

SPOUSAL LIFETIME
  FIVE INCOME
  BENEFIT

Maximum Charge /3/
(assessed against
  Sub-account net
  assets)              1.50%           2.65%           3.00%           3.05%
Current Charge
  (assessed
  against
  Sub-account net
  assets)              0.75%           1.90%           2.25%           2.30%

HIGHEST DAILY
  LIFETIME FIVE
  INCOME BENEFIT

Maximum Charge /3/
(assessed against
  Sub-account net
  assets)              1.50%           2.65%           3.00%           3.05%
Current Charge
(assessed against
  Sub-account net
  assets)              0.60%           1.75%           2.10%           2.15%

HIGHEST DAILY
  LIFETIME SEVEN
  INCOME BENEFIT

Maximum Charge /3/
(assessed against
  the Protected
  Withdrawal
  Value)               1.50%        1.15%+1.50%     1.50%+1.50%     1.55%+1.50%
Current Charge
(assessed against
  the Protected
  Withdrawal
  Value)               0.60%        1.15%+0.60%     1.50%+0.60%     1.55%+0.60%

SPOUSAL HIGHEST
  DAILY LIFETIME
  SEVEN
  INCOME BENEFIT

Maximum Charge /3/
(assessed against
  the Protected
  Withdrawal
  Value)               1.50%        1.15%+1.50%     1.50%+1.50%     1.55%+1.50%
Current Charge
(assessed against
  the Protected
  Withdrawal
  Value)               0.75%        1.15%+0.75%     1.50%+0.75%     1.55%+0.75%

HIGHEST DAILY
  LIFETIME 7 PLUS

Maximum Charge /3/
(assessed against
  the greater of
  Account Value
  and Protected
  Withdrawal
  Value)               1.50%        1.15%+1.50%     1.50%+1.50%     1.55%+1.50%
Current Charge
(assessed against
  the greater of
  Account Value
  and Protected
  Withdrawal
  Value)               0.75%        1.15%+0.75%     1.50%+0.75%     1.55%+0.75%

SPOUSAL HIGHEST
  DAILY LIFETIME
  7 PLUS

Maximum Charge /3/
(assessed against
  the greater of
  Account Value
  and Protected
  Withdrawal
  Value)               1.50%        1.15%+1.50%     1.50%+1.50%     1.55%+1.50%
Current Charge
(assessed against
  the greater of
  Account Value
  and Protected
  Withdrawal
  Value)               0.90%        1.15%+0.90%     1.50%+0.90%     1.55%+0.90%

HIGHEST
  ANNIVERSARY
  VALUE DEATH
  BENEFIT (HAV)
Current and
  Maximum
  Charge /4/
(if elected on or
  after
  May 1, 2009)         0.40%           1.55%           1.90%           1.95%


Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

1. How Charge is Determined


1 Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.

   Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50%
   annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   Highest Daily GRO: 0.35% charge for this benefit is assessed against the daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.


   Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.


   Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

   Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.

   Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.


   Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

   Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

   Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

   Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.


   Highest Anniversary Value Death Benefit: 0.25% charge for this benefit is assessed against the daily net assets of the Sub-accounts. For elections prior to May 1, 2009: For B Series, 1.40% total annual charge applies. For L Series, 1.75% total annual charge applies. For X Series, total annual charge is 1.80%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.55% total annual charge applies. For L Series, 1.90% total annual charge applies. For X Series, total annual charge is 1.95%. This benefit is no longer available for new elections.

2 The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.


3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2014 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                  MINIMUM MAXIMUM
                                                  ------- -------
               Total Portfolio Operating Expense   0.60%   2.23%



The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2014, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2014. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or www.prudentialannuities.com.

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)



                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    Short on    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Academic Strategies
  Asset Allocation
  Portfolio                   0.70%     0.03%      0.04%       0.05%        0.01%      0.63%     1.46%       0.00%        1.46%
AST Advanced Strategies
  Portfolio*                  0.80%     0.02%      0.10%       0.00%        0.00%      0.05%     0.97%       0.01%        0.96%
AST AQR Emerging Markets
  Equity Portfolio            1.09%     0.16%      0.10%       0.00%        0.00%      0.00%     1.35%       0.00%        1.35%
AST AQR Large-Cap
  Portfolio*                  0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%       0.24%        0.59%
AST Balanced Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.75%     0.91%       0.00%        0.91%
AST BlackRock Global
  Strategies Portfolio        0.97%     0.04%      0.10%       0.00%        0.00%      0.02%     1.13%       0.00%        1.13%
AST BlackRock iShares ETF
  Portfolio*                  0.89%     0.07%      0.10%       0.00%        0.00%      0.21%     1.27%       0.25%        1.02%
AST BlackRock/Loomis
  Sayles Bond Portfolio*      0.61%     0.02%      0.10%       0.00%        0.00%      0.00%     0.73%       0.03%        0.70%
AST Bond Portfolio 2016*      0.63%     1.50%      0.10%       0.00%        0.00%      0.00%     2.23%       1.24%        0.99%
AST Bond Portfolio 2018*      0.63%     0.10%      0.10%       0.00%        0.00%      0.00%     0.83%       0.00%        0.83%
AST Bond Portfolio 2019*      0.63%     0.21%      0.10%       0.00%        0.00%      0.00%     0.94%       0.00%        0.94%
AST Bond Portfolio 2020*      0.63%     0.11%      0.10%       0.00%        0.00%      0.00%     0.84%       0.00%        0.84%
AST Bond Portfolio 2021*      0.63%     0.10%      0.10%       0.00%        0.00%      0.00%     0.83%       0.00%        0.83%
AST Bond Portfolio 2022*      0.63%     0.20%      0.10%       0.00%        0.00%      0.00%     0.93%       0.00%        0.93%
AST Bond Portfolio 2023*      0.63%     0.06%      0.10%       0.00%        0.00%      0.00%     0.79%       0.01%        0.78%
AST Bond Portfolio 2024*      0.63%     0.09%      0.10%       0.00%        0.00%      0.00%     0.82%       0.00%        0.82%
AST Bond Portfolio 2025*      0.63%     0.38%      0.10%       0.00%        0.00%      0.00%     1.11%       0.12%        0.99%
AST Bond Portfolio 2026*      0.63%     0.05%      0.10%       0.00%        0.00%      0.00%     0.78%       0.00%        0.78%
AST Boston Partners
  Large-Cap Value
  Portfolio                   0.73%     0.03%      0.10%       0.00%        0.00%      0.00%     0.86%       0.00%        0.86%
AST Capital Growth Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.76%     0.92%       0.00%        0.92%
AST ClearBridge Dividend
  Growth Portfolio*           0.82%     0.02%      0.10%       0.00%        0.00%      0.00%     0.94%       0.11%        0.83%
AST Cohen & Steers Realty
  Portfolio*                  0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%       0.07%        1.04%
AST Defensive Asset
  Allocation Portfolio        0.15%     0.06%      0.00%       0.00%        0.00%      0.73%     0.94%       0.00%        0.94%
AST FI Pyramis(R) Asset
  Allocation Portfolio*       0.82%     0.03%      0.10%       0.00%        0.00%      0.00%     0.95%       0.02%        0.93%
AST FI Pyramis(R)
  Quantitative Portfolio*     0.81%     0.03%      0.10%       0.00%        0.00%      0.00%     0.94%       0.14%        0.80%
AST Franklin Templeton
  Founding Funds
  Allocation Portfolio*       0.91%     0.02%      0.10%       0.00%        0.00%      0.00%     1.03%       0.00%        1.03%
AST Franklin Templeton
  Founding Funds Plus
  Portfolio                   0.02%     0.02%      0.00%       0.00%        0.00%      1.01%     1.05%       0.00%        1.05%
AST Global Real Estate
  Portfolio                   0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%       0.00%        1.13%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)



                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    Short on    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST Goldman Sachs
  Large-Cap Value
  Portfolio*                  0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%       0.01%        0.83%
AST Goldman Sachs Mid-
  Cap Growth Portfolio*       0.98%     0.03%      0.10%       0.00%        0.00%      0.00%     1.11%       0.05%        1.06%
AST Goldman Sachs
  Multi-Asset Portfolio*      0.92%     0.05%      0.10%       0.00%        0.00%      0.00%     1.07%       0.21%        0.86%
AST Goldman Sachs
  Small-Cap Value
  Portfolio*                  0.93%     0.03%      0.10%       0.00%        0.00%      0.06%     1.12%       0.01%        1.11%
AST Herndon Large-Cap
  Value Portfolio*            0.83%     0.02%      0.10%       0.00%        0.00%      0.00%     0.95%       0.15%        0.80%
AST High Yield Portfolio      0.72%     0.04%      0.10%       0.00%        0.00%      0.00%     0.86%       0.00%        0.86%
AST International Growth
  Portfolio*                  0.97%     0.02%      0.10%       0.00%        0.00%      0.00%     1.09%       0.01%        1.08%
AST International Value
  Portfolio                   0.97%     0.03%      0.10%       0.00%        0.00%      0.00%     1.10%       0.00%        1.10%
AST Investment Grade Bond
  Portfolio*                  0.63%     0.05%      0.10%       0.00%        0.00%      0.00%     0.78%       0.03%        0.75%
AST J.P. Morgan Global
  Thematic Portfolio          0.92%     0.04%      0.10%       0.00%        0.00%      0.00%     1.06%       0.00%        1.06%
AST J.P. Morgan
  International Equity
  Portfolio                   0.86%     0.06%      0.10%       0.00%        0.00%      0.00%     1.02%       0.00%        1.02%
AST J.P. Morgan Strategic
  Opportunities Portfolio     0.97%     0.05%      0.10%       0.10%        0.00%      0.00%     1.22%       0.00%        1.22%
AST Jennison Large-Cap
  Growth Portfolio            0.88%     0.02%      0.10%       0.00%        0.00%      0.00%     1.00%       0.00%        1.00%
AST Large-Cap Value
  Portfolio                   0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%       0.00%        0.84%
AST Loomis Sayles
  Large-Cap Growth
  Portfolio*                  0.87%     0.01%      0.10%       0.00%        0.00%      0.00%     0.98%       0.06%        0.92%
AST Lord Abbett Core
  Fixed Income Portfolio*     0.77%     0.02%      0.10%       0.00%        0.00%      0.00%     0.89%       0.29%        0.60%
AST MFS Global Equity
  Portfolio                   0.98%     0.05%      0.10%       0.00%        0.00%      0.00%     1.13%       0.00%        1.13%
AST MFS Growth Portfolio      0.87%     0.02%      0.10%       0.00%        0.00%      0.00%     0.99%       0.00%        0.99%
AST MFS Large-Cap Value
  Portfolio                   0.83%     0.04%      0.10%       0.00%        0.00%      0.00%     0.97%       0.00%        0.97%
AST Mid-Cap Value
  Portfolio                   0.94%     0.04%      0.10%       0.00%        0.00%      0.00%     1.08%       0.00%        1.08%
AST Money Market Portfolio    0.47%     0.03%      0.10%       0.00%        0.00%      0.00%     0.60%       0.00%        0.60%
AST Neuberger Berman /
  LSV Mid-Cap Value
  Portfolio*                  0.88%     0.02%      0.10%       0.00%        0.00%      0.00%     1.00%       0.00%        1.00%
AST Neuberger Berman Core
  Bond Portfolio*             0.68%     0.04%      0.10%       0.00%        0.00%      0.00%     0.82%       0.15%        0.67%
AST Neuberger Berman
  Mid-Cap Growth
  Portfolio*                  0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%       0.01%        1.00%
AST New Discovery Asset
  Allocation Portfolio*       0.83%     0.08%      0.10%       0.00%        0.00%      0.00%     1.01%       0.01%        1.00%
AST Parametric Emerging
  Markets Equity Portfolio    1.08%     0.24%      0.10%       0.00%        0.00%      0.00%     1.42%       0.00%        1.42%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)



                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    Short on    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
AST PIMCO Limited
  Maturity Bond Portfolio     0.63%     0.04%      0.10%       0.00%        0.00%      0.00%     0.77%       0.00%        0.77%
AST Preservation Asset
  Allocation Portfolio        0.15%     0.01%      0.00%       0.00%        0.00%      0.71%     0.87%       0.00%        0.87%
AST Prudential Core Bond
  Portfolio*                  0.66%     0.02%      0.10%       0.00%        0.00%      0.00%     0.78%       0.03%        0.75%
AST Prudential Growth
  Allocation Portfolio        0.80%     0.03%      0.10%       0.00%        0.00%      0.01%     0.94%       0.00%        0.94%
AST QMA Emerging Markets
  Equity Portfolio            1.09%     0.24%      0.10%       0.00%        0.00%      0.02%     1.45%       0.00%        1.45%
AST QMA Large-Cap Core
  Portfolio                   0.72%     0.01%      0.10%       0.00%        0.00%      0.00%     0.83%       0.00%        0.83%
AST QMA US Equity Alpha
  Portfolio                   0.99%     0.04%      0.10%       0.13%        0.25%      0.00%     1.51%       0.00%        1.51%
AST Quantitative Modeling
  Portfolio                   0.25%     0.03%      0.00%       0.00%        0.00%      0.84%     1.12%       0.00%        1.12%
AST RCM World Trends
  Portfolio                   0.91%     0.03%      0.10%       0.00%        0.00%      0.00%     1.04%       0.00%        1.04%
AST Schroders Global
  Tactical Portfolio          0.91%     0.03%      0.10%       0.00%        0.00%      0.11%     1.15%       0.00%        1.15%
AST Schroders Multi-
  Asset World Strategies
  Portfolio                   1.06%     0.04%      0.10%       0.00%        0.00%      0.09%     1.29%       0.00%        1.29%
AST Small Cap Growth
  Portfolio                   0.88%     0.03%      0.10%       0.00%        0.00%      0.00%     1.01%       0.00%        1.01%
AST Small Cap Value
  Portfolio                   0.87%     0.03%      0.10%       0.00%        0.00%      0.02%     1.02%       0.00%        1.02%
AST Small-Cap Growth
  Opportunities Portfolio     0.93%     0.04%      0.10%       0.00%        0.00%      0.00%     1.07%       0.00%        1.07%
AST T. Rowe Price Asset
  Allocation Portfolio*       0.79%     0.02%      0.10%       0.00%        0.00%      0.00%     0.91%       0.02%        0.89%
AST T. Rowe Price Equity
  Income Portfolio            0.72%     0.02%      0.10%       0.00%        0.00%      0.00%     0.84%       0.00%        0.84%
AST T. Rowe Price Large-
  Cap Growth Portfolio        0.85%     0.02%      0.10%       0.00%        0.00%      0.00%     0.97%       0.00%        0.97%
AST T. Rowe Price Natural
  Resources Portfolio         0.88%     0.04%      0.10%       0.00%        0.00%      0.00%     1.02%       0.00%        1.02%
AST Templeton Global Bond
  Portfolio                   0.78%     0.09%      0.10%       0.00%        0.00%      0.00%     0.97%       0.00%        0.97%
AST Wellington Mgmt
  Hedged Equity Portfolio     0.97%     0.03%      0.10%       0.00%        0.00%      0.02%     1.12%       0.00%        1.12%
AST Western Asset Core
  Plus Bond Portfolio*        0.66%     0.03%      0.10%       0.00%        0.00%      0.00%     0.79%       0.20%        0.59%
AST Western Asset
  Emerging Markets Debt
  Portfolio*                  0.84%     0.06%      0.10%       0.00%        0.00%      0.00%     1.00%       0.05%        0.95%
ProFund VP Consumer Goods
  Portfolio#                  0.75%     0.74%      0.25%       0.00%        0.00%      0.00%     1.74%       0.06%        1.68%
ProFund VP Consumer
  Services#                   0.75%     0.75%      0.25%       0.00%        0.00%      0.00%     1.75%       0.07%        1.68%
ProFund VP Financials#        0.75%     0.73%      0.25%       0.00%        0.00%      0.00%     1.73%       0.05%        1.68%

               UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)



                                                            For the year ended December 31, 2014
                           -----------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                                        Broker Fees  Acquired   Annual                 Net Annual
                                               Distribution  Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other     (12b-1)    Expense on    Short on    Fees &   Operating  or Expense   Operating
FUNDS                         Fees    Expenses     Fees     Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----                      ---------- -------- ------------ ----------- ------------ --------- --------- ------------- ----------
ProFund VP Health Care#       0.75%     0.69%      0.25%       0.00%        0.00%      0.00%     1.69%       0.01%        1.68%
ProFund VP Industrials#       0.75%     0.77%      0.25%       0.00%        0.00%      0.00%     1.77%       0.09%        1.68%
ProFund VP Large-Cap
  Growth#                     0.75%     0.76%      0.25%       0.00%        0.00%      0.00%     1.76%       0.08%        1.68%
ProFund VP Large-Cap
  Value#                      0.75%     0.77%      0.25%       0.00%        0.00%      0.00%     1.77%       0.09%        1.68%
ProFund VP Mid-Cap Growth#    0.75%     0.79%      0.25%       0.00%        0.00%      0.00%     1.79%       0.11%        1.68%
ProFund VP Mid-Cap Value#     0.75%     0.79%      0.25%       0.00%        0.00%      0.00%     1.79%       0.11%        1.68%
ProFund VP Real Estate#       0.75%     0.75%      0.25%       0.00%        0.00%      0.00%     1.75%       0.07%        1.68%
ProFund VP Small-Cap
  Growth#                     0.75%     0.82%      0.25%       0.00%        0.00%      0.00%     1.82%       0.14%        1.68%
ProFund VP Small-Cap
  Value#                      0.75%     0.87%      0.25%       0.00%        0.00%      0.02%     1.89%       0.19%        1.70%
ProFund VP
  Telecommunications#         0.75%     0.78%      0.25%       0.00%        0.00%      0.00%     1.78%       0.10%        1.68%
ProFund VP Utilities#         0.75%     0.76%      0.25%       0.00%        0.00%      0.00%     1.76%       0.08%        1.68%



* See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Blackrock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Target Year Bond Portfolios The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI Pyramis(R) Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST FI Pyramis(R) Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Investment Grade Bond The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows:
0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust's Board of Trustees.

#ProFund VP Funds ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding "Acquired Fund Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Money Market's future yield.

                               EXPENSE EXAMPLES


These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

The examples reflect the fees and charges listed below for each Annuity as described in "Summary of Contract Fees and Charges":

   .   Insurance Charge

   .   Contingent Deferred Sales Charge (when and if applicable)

   .   Annual Maintenance Fee

   .   The maximum combination of optional benefit charges

The examples also assume the following for the period shown:


   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2014, and those expenses remain the same each year*


   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of your Account Value

   .   You make no transfers, or other transactions for which we charge a fee

   .   No tax charge applies

   . You elect the Highest Daily Lifetime 6 Plus and the Highest Anniversary Value Death Benefit, the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

   . For the X Series example, no purchase payment Credit is granted under the Annuity

   .   For the X Series example, the Longevity Credit does not apply

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your annuity at the end of the applicable time period:


                                1 yr  3 yrs  5 yrs  10 yrs
                               ------ ------ ------ ------
                     B Series  $1,301 $2,320 $3,363 $6,279
                     L Series  $1,334 $2,514 $3,209 $6,522
                     X Series  $1,539 $2,727 $3,830 $6,556


If you annuitize your annuity at the end of the applicable time period: /1/




                                1 yr 3 yrs  5 yrs  10 yrs
                                ---- ------ ------ ------
                      B Series  $601 $1,820 $3,063 $6,279
                      L Series  $634 $1,914 $3,209 $6,522
                      X Series  $639 $1,927 $3,230 $6,556


If you do not surrender you annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                                ---- ------ ------ ------
                      B Series  $601 $1,820 $3,063 $6,279
                      L Series  $634 $1,914 $3,209 $6,522
                      X Series  $639 $1,927 $3,230 $6,556


1 You may not annuitize in the first Annuity Year.

For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A.

                                    SUMMARY


           Prudential Premier Variable Annuity B Series ("B Series") Prudential Premier Variable Annuity L Series ("L Series") Prudential Premier Variable Annuity X Series ("X Series")

This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the Prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your Financial Professional can also help you if you have questions.

What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your Financial Professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your Financial Professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.


Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.


What does it meant that my variable annuity is "tax-deferred"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:

..   Prudential Premier Variable Annuity B Series ("B Series")

..   Prudential Premier Variable Annuity L Series ("L Series")

..   Prudential Premier Variable Annuity X Series ("X Series")

How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility requirements for purchasing the Annuities are as follows:

                            Maximum Age for  Minimum Initial
                  Product   Initial Purchase Purchase Payment
                  -------   ---------------- ----------------
                  B Series         85            $ 1,000
                  X Series         75            $10,000
                  L Series         85            $10,000


The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the sections entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.


You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

See "What Are the Requirements for Purchasing One of the Annuities" for more detail.


Where should I invest my money? With the help of your Financial Professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and prospectuses for the underlying mutual funds by calling 1-888-PRU-2888 or www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.


You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

See "Investment Options," and "Managing Your Account Value."

How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

See "Access to Account Value."

Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your account value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value.

These benefits may appeal to you if you wish to maintain flexibility and control over your account value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

..   Highest Daily Lifetime 6 Plus

..   Spousal Highest Daily Lifetime 6 Plus

..   Highest Daily Lifetime 7 Plus

..   Spousal Highest Daily Lifetime 7 Plus

The guaranteed withdrawal benefit options are no longer offered for new elections.

Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of those benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

Those benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:

..   Highest Daily Guaranteed Return Option II

..   Highest Daily Guaranteed Return Option*

* No longer available for new elections

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

We also have an optional death benefit for an additional charge:

..   Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit or the highest anniversary value death benefit.

There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

How do I receive credits?

With X Series, we apply a credit to your annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

 OLDEST OWNER'S AGE ON THE DATE THAT THE    PURCHASE CREDIT ON PURCHASE PAYMENTS
PURCHASE PAYMENT IS APPLIED TO THE ANNUITY   AS THEY ARE APPLIED TO THE ANNUITY
------------------------------------------  ------------------------------------
                 0 - 80                                     6.00%*
                 81 - 85                                    3.00%

* For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

Please see the section entitled "Managing Your Account Value" for more information.

What are the Annuity's Fees and Charges?

Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

              Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
              ----- ----- ----- ----- ----- ----- ----- ----- ----- -------
    B Series   7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%  --     --
    L Series   7.0%  6.0%  5.0%  4.0%  0.0%  --    --    --    --     --
    X Series   9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%

Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20/th/ transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
(1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $30.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

          FEE/CHARGE                       B Series L Series X Series
          ----------                       -------- -------- --------
          Mortality & Expense Risk Charge    1.00%    1.35%    1.40%
          Administration Charge              0.15%    0.15%    0.15%
          Total Insurance Charge             1.15%    1.50%    1.55%

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

Costs to Sell and Administer Our Variable Annuity: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial advisor's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your Financial Professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your Financial Professional or us. See "General Information".

Other Information: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?


Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart below provides a description of each Portfolio's investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Fees and Payments Received by Pruco Life of NJ" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.


The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey ("Affiliated Portfolios") and Portfolios managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Portfolios"). Pruco Life of New Jersey and its affiliates ("Prudential Companies") receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser factors in determining which portfolios to offer under the Annuities. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.


Beginning May 1, 2008, we allowed Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, effective the same date, we no longer allowed Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.

Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO was no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.

Stipulated Investment Options if you Elect Certain Optional Benefits

As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations

Optional Benefit Name*                               Allowable Benefit Allocations:

Lifetime Five Income Benefit                         AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit                 AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit           AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Seven Income Benefit          AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit  AST BlackRock iShares ETF Portfolio
Highest Daily Lifetime 7 Plus Income Benefit         AST Capital Growth Asset Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus                AST Defensive Asset Allocation Portfolio
Income Benefit                                       AST FI Pyramis(R) Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus                        AST FI Pyramis(R) Quantitative Portfolio
Spousal Highest Daily Lifetime 6 Plus                **AST Franklin Templeton Founding Funds Allocation
Highest Daily GRO II                                 Portfolio
                                                     AST Franklin Templeton Founding Fund Plus Portfolio
                                                     AST Goldman Sachs Multi-Asset Portfolio
                                                     AST J.P. Morgan Global Thematic Portfolio
                                                     AST J.P. Morgan Strategic Opportunities Portfolio
                                                     AST New Discovery Asset Allocation Portfolio
                                                     AST Preservation Asset Allocation Portfolio
                                                     AST Prudential Growth Allocation Portfolio
                                                     AST RCM World Trends Portfolio
                                                     AST Schroders Global Tactical Portfolio
                                                     AST Schroders Multi-Asset World Strategies Portfolio
                                                     AST T. Rowe Price Asset Allocation Portfolio
                                                     AST Wellington Management Hedged Equity Portfolio

HAV Death Benefit                                    All Investment Options Permitted Except the Following:
Guaranteed Minimum Income Benefit                    AST AQR Emerging Markets Equity
Highest Daily GRO                                    AST QMA Emerging Markets Equity
                                                     AST Western Asset Emerging Markets Debt
                                                     AST Quantitative Modeling

* Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
** no longer offered for new sales.

The following set of tables describes the second category (i.e., Group II below), under which:

(a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

(b)you may allocate up to 80% in equity and other portfolios listed in the table below.

(c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Group II: Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)


Optional Benefit Name*                 Permitted Portfolios
Highest Daily Lifetime Seven           AST Academic Strategies Asset Allocation
Spousal Highest Daily Lifetime Seven   AST Advanced Strategies
Highest Daily Lifetime 7 Plus          AST Balanced Asset Allocation
Spousal Highest Daily Lifetime 7 Plus  AST BlackRock Global Strategies
Highest Daily Lifetime 6 Plus          AST Capital Growth Asset Allocation
Spousal Highest Daily Lifetime 6 Plus  AST ClearBridge Dividend Growth
Highest Daily GRO II                   AST Cohen & Steers Realty
                                       AST Federated Aggressive Growth
                                       AST FI Pyramis(R) Asset Allocation
                                       AST FI Pyramis(R) Quantitative
                                       **AST Franklin Templeton Founding Funds Allocation
                                       AST Global Real Estate
                                       AST Goldman Sachs Large-Cap Value
                                       AST Goldman Sachs Mid-Cap Growth
                                       AST Goldman Sachs Multi-Asset
                                       AST Goldman Sachs Small-Cap Value
                                       AST Herndon Large-Cap Value
                                       AST High Yield
                                       AST International Growth
                                       AST International Value
                                       AST J.P. Morgan Global Thematic
                                       AST J.P. Morgan International Equity
                                       AST J.P. Morgan Strategic Opportunities
                                       AST Jennison Large-Cap Growth
                                       AST Jennison Large-Cap Value
                                       AST Large-Cap Value
                                       AST Loomis Sayles Large-Cap Growth
                                       AST Lord Abbett Core Fixed Income
                                       AST MFS Global Equity
                                       AST MFS Growth
                                       AST MFS Large-Cap Value
                                       AST Mid-Cap Value
                                       AST Money Market
                                       AST Neuberger Berman Core Bond
                                       AST Neuberger Berman Mid-Cap Growth
                                       AST Neuberger Berman/LSV Mid-Cap Value
                                       AST New Discovery Asset Allocation
                                       AST Parametric Emerging Markets Equity
                                       AST PIMCO Limited Maturity Bond
                                       AST PIMCO Total Return Bond
                                       AST Preservation Asset Allocation
                                       AST Prudential Core Bond
                                       AST Prudential Growth Allocation
                                       AST QMA US Equity Alpha
                                       AST RCM World Trends
                                       AST Schroders Global Tactical
                                       AST Schroders Multi-Asset World Strategies
                                       AST Small-Cap Growth
                                       AST Small-Cap Value
                                       AST T. Rowe Price Asset Allocation
                                       AST T. Rowe Price Equity Income
                                       AST T. Rowe Price Large-Cap Growth
                                       AST T. Rowe Price Natural Resources
                                       AST Templeton Global Bond
                                       AST Wellington Management Hedged Equity
                                       AST Western Asset Core Plus Bond


* Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
** no longer offered for new sales.

The following additional Portfolios are available with the L Series only:

                               ProFund VP
                               Consumer Goods
                               Consumer Services
                               Financials
                               Health Care
                               Industrials
                               Large-Cap Growth
                               Large-Cap Value
                               Mid-Cap Growth
                               Mid-Cap Value
                               Real Estate
                               Small-Cap Growth
                               Small-Cap Value
                               Telecommunications
                               Utilities

Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;

    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable portfolio for additional information about these effects.




The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO                                                  INVESTMENT                                 PORTFOLIO
NAME                                                       OBJECTIVES                               SUBADVISOR(S)
---------                                  -------------------------------------------- ---------------------------------------

AST Academic Strategies Asset Allocation   Seeks long-term capital appreciation.        AlphaSimplex Group, LLC
Portfolio                                                                               AQR Capital Management, LLC and
                                                                                        CNH Partners, LLC
                                                                                        CoreCommodity Management, LLC
                                                                                        First Quadrant, L.P.
                                                                                        Jennison Associates LLC
                                                                                        J.P. Morgan Investment Management,
                                                                                        Inc.
                                                                                        Pacific Investment Management
                                                                                        Company LLC (PIMCO)
                                                                                        Prudential Investments LLC
                                                                                        Quantitative Management Associates
                                                                                        LLC
                                                                                        Western Asset Management Company/
                                                                                        Western Asset Management Company
                                                                                        Limited

AST Advanced Strategies Portfolio          Seeks a high level of absolute return by     Brown Advisory LLC
                                           using traditional and non-traditional        Loomis, Sayles & Company, L.P.
                                           investment strategies and by investing in    LSV Asset Management
                                           domestic and foreign equity and fixed        Prudential Investment Management, Inc.
                                           income securities, derivative instruments    Quantitative Management Associates
                                           and other investment companies.              LLC
                                                                                        T. Rowe Price Associates, Inc.
                                                                                        William Blair & Company, LLC

AST AQR Emerging Markets Equity            Seeks long-term capital appreciation.        AQR Capital Management, LLC
Portfolio

AST AQR Large-Cap Portfolio                Seeks long-term capital appreciation.        AQR Capital Management, LLC

AST Balanced Asset Allocation Portfolio    Seeks to obtain the highest potential total  Prudential Investments LLC
                                           return consistent with its specified level   Quantitative Management Associates
                                           of risk tolerance.                           LLC

AST BlackRock Global Strategies Portfolio  Seeks a high total return consistent with a  BlackRock Financial Management, Inc.
                                           moderate level of risk.                      BlackRock International Limited

AST BlackRock iShares ETF Portfolio        Seeks to maximize total return with a        BlackRock Financial Management, Inc.
                                           moderate level of risk.

AST BlackRock/Loomis Sayles Bond           Seek to maximize total return, consistent    BlackRock Financial Management, Inc.
Portfolio (formerly AST PIMCO Total        with preservation of capital and prudent     BlackRock International Limited
Return Bond Portfolio)                     investment management                        BlackRock (Singapore) Limited
                                                                                        Loomis, Sayles & Company, L.P.

AST Bond Portfolio 2016                    Seeks the highest total return for a         Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

AST Bond Portfolio 2018                    Seeks the highest total return for a         Prudential Investment Management, Inc.
                                           specific period of time, consistent with
                                           the preservation of capital and liquidity
                                           needs. Total return is comprised of
                                           current income and capital appreciation.

PORTFOLIO                                               INVESTMENT                                 PORTFOLIO
NAME                                                    OBJECTIVES                               SUBADVISOR(S)
---------                               -------------------------------------------- ---------------------------------------

AST Bond Portfolio 2019                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2020                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2021                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2022                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2023                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2024                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2025                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Bond Portfolio 2026                 Seeks the highest total return for a         Prudential Investment Management, Inc.
                                        specific period of time, consistent with
                                        the preservation of capital and liquidity
                                        needs. Total return is comprised of
                                        current income and capital appreciation.

AST Boston Partners Large-Cap Value     Seeks capital appreciation.                  Boston Partners
Portfolio (formerly AST Jennison Large-
Cap Value Portfolio)

AST Capital Growth Asset Allocation     Seeks to obtain the highest potential total  Prudential Investments LLC
Portfolio                               return consistent with its specified level   Quantitative Management Associates
                                        of risk tolerance.                           LLC

PORTFOLIO                                              INVESTMENT                                PORTFOLIO
NAME                                                   OBJECTIVES                              SUBADVISOR(S)
---------                                ---------------------------------------  ---------------------------------------

AST ClearBridge Dividend Growth          Seeks income, capital preservation, and  ClearBridge Investments, LLC
Portfolio                                capital appreciation.

AST Cohen & Steers Realty Portfolio      Seeks to maximize total return through   Cohen & Steers Capital Management, Inc.
                                         investment in real estate securities.

AST Defensive Asset Allocation Portfolio Seeks to obtain the highest potential    Prudential Investments LLC
                                         total return consistent with its         Quantitative Management Associates LLC
                                         specified level of risk tolerance.

AST FI Pyramis(R) Asset Allocation       Seeks to maximize total return.          Pyramis Global Advisors, LLC a Fidelity
Portfolio                                                                         Investments Company

AST FI Pyramis(R) Quantitative Portfolio Seeks long-term capital growth balanced  Pyramis Global Advisors, LLC a Fidelity
                                         by current income.                       Investments Company

AST Franklin Templeton Founding Funds    Seeks capital appreciation while its     Franklin Advisers, Inc.
Allocation Portfolio                     secondary investment objective is to     Franklin Mutual Advisers, LLC
                                         seek income.                             Templeton Global Advisors Limited

AST Franklin Templeton Founding Funds    Seeks capital appreciation.              AST Investment Services, Inc.
Plus Portfolio                                                                    Prudential Investments LLC

AST Global Real Estate Portfolio         Seeks capital appreciation and income.   Prudential Real Estate Investors

AST Goldman Sachs Large-Cap Value        Seeks long-term growth of capital.       Goldman Sachs Asset Management, L.P.
Portfolio

AST Goldman Sachs Mid-Cap Growth         Seeks long-term growth of capital.       Goldman Sachs Asset Management, L.P.
Portfolio

AST Goldman Sachs Multi-Asset Portfolio  Seeks to obtain a high level of total    Goldman Sachs Asset Management, L.P.
                                         return consistent with its level of
                                         risk tolerance.

AST Goldman Sachs Small-Cap Value        Seeks long-term capital appreciation.    Goldman Sachs Asset Management, L.P.
Portfolio

AST Herndon Large-Cap Value Portfolio    Seeks maximum growth of capital by       Herndon Capital Management, LLC
                                         investing primarily in the value stocks
                                         of larger companies.

AST High Yield Portfolio                 Seeks maximum total return, consistent   J.P. Morgan Investment Management, Inc.
                                         with preservation of capital and         Prudential Investment Management, Inc.
                                         prudent investment management.

AST International Growth Portfolio       Seeks long-term capital growth.          Jennison Associates LLC
                                                                                  Neuberger Berman Management LLC
                                                                                  William Blair & Company, LLC

AST International Value Portfolio        Seeks capital growth.                    Lazard Asset Management LLC
                                                                                  LSV Asset Management

AST Investment Grade Bond Portfolio      Seeks to maximize total return,          Prudential Investment Management, Inc.
                                         consistent with the preservation of
                                         capital and liquidity needs. Total
                                         return is comprised of current income
                                         and capital appreciation.

AST J.P. Morgan Global Thematic          Seeks capital appreciation consistent    J.P. Morgan Investment Management,
Portfolio                                with its specified level of risk         Inc./ Security Capital Research &
                                         tolerance.                               Management Incorporated

PORTFOLIO                                              INVESTMENT                                PORTFOLIO
NAME                                                   OBJECTIVES                              SUBADVISOR(S)
---------                                ---------------------------------------- ----------------------------------------

AST J.P. Morgan International Equity     Seeks capital growth.                    J.P. Morgan Investment Management, Inc.
Portfolio

AST J.P. Morgan Strategic Opportunities  Seeks to maximize return compared to     J.P. Morgan Investment Management, Inc.
Portfolio                                the benchmark through security
                                         selection and tactical asset allocation.

AST Jennison Large-Cap Growth Portfolio  Seeks long-term growth of capital.       Jennison Associates LLC

AST Large-Cap Value Portfolio            Seeks current income and long-term       Hotchkis and Wiley Capital Management,
                                         growth of income, as well as capital     LLC
                                         appreciation.

AST Loomis Sayles Large-Cap Growth       Seeks capital growth. Income             Loomis, Sayles & Company, L.P.
Portfolio                                realization is not an investment
                                         objective and any income realized on
                                         the Portfolio's investments, therefore,
                                         will be incidental to the Portfolio's
                                         objective.

AST Lord Abbett Core Fixed Income        Seeks income and capital appreciation    Lord, Abbett & Co. LLC
Portfolio                                to produce a high total return.

AST MFS Global Equity Portfolio          Seeks capital growth.                    Massachusetts Financial Services Company

AST MFS Growth Portfolio                 Seeks long-term capital growth and       Massachusetts Financial Services Company
                                         future, rather than current income.

AST MFS Large-Cap Value Portfolio        Seeks capital appreciation.              Massachusetts Financial Services Company

AST Mid-Cap Value Portfolio              Seeks to provide capital growth by       EARNEST Partners, LLC
                                         investing primarily in                   WEDGE Capital Management L.L.P.
                                         mid-capitalization stocks that appear
                                         to be undervalued.

AST Money Market Portfolio               Seeks high current income and maintain   Prudential Investment Management, Inc.
                                         high levels of liquidity.

AST Neuberger Berman Core Bond Portfolio Seeks to maximize total return           Neuberger Berman Fixed Income LLC
                                         consistent with the preservation of
                                         capital.

AST Neuberger Berman Mid-Cap Growth      Seeks capital growth.                    Neuberger Berman Management LLC
Portfolio

AST Neuberger Berman/LSV Mid-Cap Value   Seeks capital growth.                    LSV Asset Management
Portfolio                                                                         Neuberger Berman Management LLC

AST New Discovery Asset Allocation       Seeks total return.                      C.S. McKee, LP
Portfolio                                                                         EARNEST Partners, LLC
                                                                                  Epoch Investment Partners, Inc.
                                                                                  Longfellow Investment Management Co. LLC
                                                                                  Parametric Portfolio Associates LLC
                                                                                  Security Investors, LLC
                                                                                  Thompson, Siegel & Walmsley LLC
                                                                                  Vision Capital Management, Inc.

AST Parametric Emerging Markets Equity   Seeks long-term capital appreciation.    Parametric Portfolio Associates LLC
Portfolio

PORTFOLIO                        INVESTMENT                  PORTFOLIO
NAME                             OBJECTIVES                SUBADVISOR(S)
---------                 ------------------------  ----------------------------
AST PIMCO Limited         Seeks to maximize total   Pacific Investment
  Maturity Bond Portfolio return consistent with    Management Company LLC
                          preservation of capital   (PIMCO)
                          and prudent investment
                          management.

AST Preservation Asset    Seeks to obtain the       Prudential Investments LLC
  Allocation Portfolio    highest potential total   Quantitative Management
                          return consistent with    Associates LLC
                          its specified level of
                          risk tolerance.

AST Prudential Core Bond  Seeks to maximize total   Prudential Investment
  Portfolio               return consistent with    Management, Inc.
                          the long-term
                          preservation of capital.

AST Prudential Growth     Seeks total return.       Prudential Investment
  Allocation Portfolio                              Management, Inc.
                                                    Quantitative Management
                                                    Associates LLC

AST QMA Emerging Markets  Seeks long-term capital   Quantitative Management
  Equity Portfolio        appreciation.             Associates LLC

AST QMA Large-Cap         Seeks long-term capital   Quantitative Management
  Portfolio               appreciation.             Associates LLC

AST QMA US Equity Alpha   Seeks long term capital   Quantitative Management
  Portfolio               appreciation.             Associates LLC

AST Quantitative          Seeks a high potential    Quantitative Management
  Modeling Portfolio      return while attempting   Associates LLC
                          to mitigate downside
                          risk during adverse
                          market cycles.

AST RCM World Trends      Seeks highest potential   Allianz Global Investors
  Portfolio               total return consistent   U.S. LLC
                          with its specified level
                          of risk tolerance.

AST Schroders Global      Seeks to outperform its   Schroder Investment
  Tactical Portfolio      blended performance       Management North America
                          benchmark.                Inc./ Schroder Investment
                                                    Management North America
                                                    Ltd.

AST Schroders             Seeks long-term capital   Schroder Investment
  Multi-Asset World       appreciation.             Management North America
  Strategies Portfolio                              Inc./ Schroder Investment
                                                    Management North America
                                                    Ltd.

AST Small-Cap Growth      Seeks long-term capital   Eagle Asset Management, Inc.
  Portfolio               growth.                   Emerald Mutual Fund
                                                    Advisers Trust

AST Small-Cap Growth      Seeks capital growth.     RS Investment Management
  Opportunities                                     Co. LLC
  Portfolio (formerly                               Wellington Management
  AST Federated                                     Company, LLP
  Aggressive Growth
  Portfolio):

AST Small-Cap Value       Seeks to provide          ClearBridge Investments, LLC
  Portfolio               long-term capital growth  J.P. Morgan Investment
                          by investing primarily    Management, Inc.
                          in small-capitalization   LMC Investments, LLC
                          stocks that appear to be
                          undervalued.

AST T. Rowe Price Asset   Seeks a high level of     T. Rowe Price Associates,
  Allocation Portfolio    total return by           Inc.
                          investing primarily in a
                          diversified portfolio of
                          equity and fixed income
                          securities.

AST T. Rowe Price Equity  Seeks to provide          T. Rowe Price Associates,
  Income Portfolio        substantial dividend      Inc.
                          income as well as
                          long-term growth of
                          capital through
                          investments in the
                          common stocks of
                          established companies.

PORTFOLIO                        INVESTMENT                  PORTFOLIO
NAME                             OBJECTIVES                SUBADVISER(S)
---------                 ------------------------- ---------------------------
AST T. Rowe Price         Seeks long-term growth    T. Rowe Price Associates,
  Large-Cap Growth        of capital by investing   Inc.
  Portfolio               predominantly in the
                          equity securities of a
                          limited number of large,
                          carefully selected,
                          high-quality U.S.
                          companies that are
                          judged likely to achieve
                          superior earnings growth.

AST T. Rowe Price         Seeks long-term capital   T. Rowe Price Associates,
  Natural Resources       growth primarily through  Inc.
  Portfolio               investing in the common
                          stocks of companies that
                          own or develop natural
                          resources (such as
                          energy products,
                          precious metals and
                          forest products) and
                          other basic commodities.

AST Templeton Global      Seeks to provide current  Franklin Advisers, Inc.
  Bond Portfolio          income with capital
                          appreciation and growth
                          of income.

AST Wellington            Seeks to outperform a     Wellington Management
  Management Hedged       mix of 50% Russell        Company LLP
  Equity Portfolio        3000(R) Index, 20% MSCI
                          EAFE Index, and 30%
                          Treasury Bill Index over
                          a full market cycle by
                          preserving capital in
                          adverse markets
                          utilizing an options
                          strategy while
                          maintaining equity
                          exposure to benefit from
                          up markets through
                          investments in
                          Wellington Management's
                          equity investment
                          strategies.

AST Western Asset Core    Seeks to maximize total   Western Asset Management
  Plus Bond Portfolio     return, consistent with   Company/ Western Asset
                          prudent investment        Management Company Limited
                          management and liquidity
                          needs, by investing to
                          obtain the average
                          duration specified for
                          the Portfolio.

AST Western Asset         Seeks to maximize total   Western Asset Management
  Emerging Markets Debt   return.                   Company/ Western Asset
  Portfolio                                         Management Company Limited

ProFund VP Consumer Goods Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. Consumer
                          GoodsSM Index (the
                          "Index").

ProFund VP Consumer       Seeks investment          ProFund Advisors LLC
  Services                results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. Consumer
                          ServicesSM Index (the
                          "Index").

ProFund VP Financials     Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. FinancialsSM
                          Index (the "Index").

ProFund VP Health Care    Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. Health
                          Care/SM/ Index (the
                          "Index").

PORTFOLIO                        INVESTMENT                  PORTFOLIO
NAME                             OBJECTIVES                SUBADVISER(S)
---------                 ------------------------  ---------------------------
ProFund VP Industrials    Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. IndustrialsSM
                          Index (the "Index").

ProFund VP Large-Cap      Seeks investment          ProFund Advisors LLC
  Growth                  results, before fees and
                          expenses, that
                          correspond to the
                          performance of the S&P
                          500(R) Growth Index (the
                          "Index").

ProFund VP Large-Cap      Seeks investment          ProFund Advisors LLC
  Value                   results, before fees and
                          expenses, that
                          correspond to the
                          performance of the S&P
                          500(R) Value Index (the
                          "Index").

ProFund VP Mid-Cap Growth Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the S&P
                          MidCap 400(R) Growth
                          Index (the "Index").

ProFund VP Mid-Cap Value  Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the S&P
                          MidCap 400(R) Value
                          Index (the "Index").

ProFund VP Real Estate    Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. Real EstateSM
                          Index (the "Index").

ProFund VP Small-Cap      Seeks investment          ProFund Advisors LLC
  Growth                  results, before fees and
                          expenses, that
                          correspond to the
                          performance of the S&P
                          SmallCap 600(R) Growth
                          Index(R) (the "Index").

ProFund VP Small-Cap      Seeks investment          ProFund Advisors LLC
  Value                   results, before fees and
                          expenses, that
                          correspond to the
                          performance of the S&P
                          SmallCap 600(R) Value
                          Index (the "Index").

ProFund VP                Seeks investment          ProFund Advisors LLC
  Telecommunications      results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S.
                          TelecommunicationsSM
                          Index (the "Index").

ProFund VP Utilities      Seeks investment          ProFund Advisors LLC
                          results, before fees and
                          expenses, that
                          correspond to the
                          performance of the Dow
                          Jones U.S. UtilitiesSM
                          Index (the "Index").



Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

Prudential Real Estate Investors is a business unit of Prudential Investment Management, Inc.

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc

WHAT ARE THE FIXED RATE OPTIONS?


The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

One-Year Fixed Interest Rate Option

We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

Other Fixed Rate Interest Options We May Offer From Time To Time

In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")-We no longer offer our 6 or 12 Month DCA Program.
The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

The key features of this Program are as follows:

       . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

       . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

       . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

       . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established and on each month following until the entire principal amount plus earnings is transferred.

       . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

       . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

       . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

       . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

       . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or any Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

       .  We impose no fee for your participation in the 6 or 12 Month DCA
          Program.

       . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

       . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

       . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

       . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

       . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

                               FEES AND CHARGES

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Annuities. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life of New Jersey's general account.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges". If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the credit. However, we do not impose any CDSC on your withdrawal of a credit amount.

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value".

Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
(1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the

Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

Tax Charge: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily
Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and is taken out of the Sub-accounts or DCA
Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1%.


Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
$1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

"Beneficiary" Annuity


If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.


For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of your Prospectus.


You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOAs" into a single contract as part of this "Beneficiary" Annuity.

..   You may not elect any optional living or death benefits.

..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), and Systematic Withdrawals.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.

..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.

..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

    . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."

    . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an annuitant there is a "Key Life" which is used to determine the annual required distributions.

    . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY


MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;

..   a new Annuitant subsequent to the Annuity Date;


..   for "nonqualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;


..   a change in Beneficiary if the Owner had previously made the designation irrevocable;

..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections for any such restrictions.

You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity. We accept assignments of nonqualified Annuities only.


We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

..   a company(ies) that issues or manages viatical or structured settlements;

..   an institutional investment company;

..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA");

..   or

..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional benefits.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

Spousal Designations


If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code")(or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.


On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal law (for example, a tax free rollover).

Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" later in this prospectus for more information.


Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodian Account.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges). The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program "Pruco Life of New Jersey's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE


HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more Sub-accounts or an available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?

We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.

Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?

Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?

We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

 OLDEST OWNER'S AGE ON THE DATE THAT THE    PURCHASE CREDIT ON PURCHASE PAYMENTS
PURCHASE PAYMENT IS APPLIED TO THE ANNUITY   AS THEY ARE APPLIED TO THE ANNUITY
------------------------------------------  ------------------------------------
                 0 - 80                                     6.00%*
                 81 - 85                                    3.00%

* For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.

HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?

Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying the Purchase Credit

Initial Purchase Payment

Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life of New Jersey under the following circumstance:

..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The Account Value may be substantially reduced if Pruco Life of New Jersey recovers the Purchase Credit amount under the above. However, any investment gain on the Purchase Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

General Information about the Purchase Credit Feature

..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.

..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

Currently, we charge $10.00 for each transfer after the 20/th/ in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time or one hour prior to any announced closing of the applicable securities exchange, to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing",
(ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-Account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


A Portfolio also may assess a short term trading fee ( also referred to as "redemption fee") in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.


DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?

Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II, benefits.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing; you should be aware that:
(a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

                            ACCESS TO ACCOUNT VALUE


WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?


During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions ("RMD"). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?


During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

    . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

    . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

To determine if a CDSC applies to partial withdrawals, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once payments have commenced).

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.


You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.


You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.


Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

..   Excluding Lifetime Five, systematic withdrawals must be taken from your
    Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

..   If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.


..   Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.


..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.

..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) or 72(q) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(q) of the Code. For contracts issued as nonqualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.


Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.


We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "What Types of Annuity Options Are Available?" for information on the impact of the minimum Surrender Value at annuitization.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant's 95th birthday (unless we agree to another date). However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your

Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, you may not annuitize within the first Annuity Year.

For Beneficiary Annuities no annuity payments are available and all references to an Annuity Date are not applicable.

Option 1

Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period.

Option 2

Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options: We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?


You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the latest Annuity Date indicated above.


Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                                LIVING BENEFITS


DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;

..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

..   providing spousal continuation of certain benefits.

The "living benefits" are as follows:

Highest Daily Guaranteed Return Option II (HD GRO II)
Highest Daily Guaranteed Return Option (Highest Daily GRO) /1/
Guaranteed Minimum Income Benefit (GMIB) /1/
Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit /1/ Highest Daily Lifetime Five Income Benefit /1/
Highest Daily Lifetime Seven Income Benefit /1/
Spousal Highest Daily Lifetime Seven Income Benefit /1/
Highest Daily Lifetime 7 Plus Income Benefit /1/
Spousal Highest Daily Lifetime 7 Plus Income Benefit /1/
Highest Daily Lifetime 6 Plus Income Benefit/1/
Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/

1  No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:

..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.


..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed withdrawal amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.


Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

Termination of Existing Benefits and Election of New Benefits

If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service (IRS) issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.


HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

..   The Issue Date is December 1, 2010

..   The benefit is elected on December 1, 2010

..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

..   An additional guarantee amount of $300,000 is locked in on December 1, 2011

..   The Account Value immediately prior to the withdrawal is equal to $300,000

..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000

Key Feature - Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);

..   The amount of time until the maturity of your guarantee(s);

..   The amount invested in, and the performance of, the Permitted Sub-accounts;

..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;

..   The discount rate used to determine the present value of your guarantee(s);

..   Additional Purchase Payments, if any, that you make to the Annuity; and

..   Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit


We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/

We no longer permit new elections of Highest Daily GRO.

Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.

The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
(ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by
(i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
(iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial purchase payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).

..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);

..   The result is then further reduced by the ratio of A to B, where:

    . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

    . B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).

The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

Key Feature - Allocation of Account Value

HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix B of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your guarantee amount(s);

..   The amount of time until the maturity of your guarantee(s);

..   The amount invested in, and the performance of, the Permitted Sub-accounts;

..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;

..   The discount rate used to determine the present value of your guarantee(s);

..   Additional Purchase Payments, if any, that you make to the Annuity; and

..   Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.


If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, pro- rata based on the Account Value in the Sub-accounts at that time. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts used with that benefit and the Permitted Sub-accounts according to a predetermined mathematical formula or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
(d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

Special Considerations under Highest Daily GRO

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

..   You cannot participate in any dollar cost averaging program that transfers
    Account Value from a fixed interest rate option to a Sub-account.

..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.

..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

Charges under the Benefit


We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for:
(a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix B of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio
Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the

Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Important Considerations When Electing this Feature:

..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit is no longer available for new elections.

The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.

Key Feature - Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.

..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.

..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.

..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).

..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).

..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);

..   The result is then further reduced by the ratio of A to B, where:

    . A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

    . B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

Example 3. Reset of the dollar-for-dollar limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).

..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

Key Feature - GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit

The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

Termination of the Benefit

The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Benefit

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature - Protected Withdrawal Value


The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).


..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.

..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

Step-Up of the Protected Withdrawal Value

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit

..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Auto Step-Up feature:

..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount

..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature - Annual Income Amount under the Life Income Benefit


The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.


If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit


The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.


The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals

The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

(b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

..   Remaining Annual Withdrawal Amount for current Annuity Year =
    $18,550 - $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.

..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.

..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

  (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

       .  Remaining Annual Withdrawal Amount for current Annuity Year = $18,550
          - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

       .  Remaining Annual Income Amount for current Annuity Year = $0

       Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

       . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

       Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

       . Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

  (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

       .  Remaining Annual Withdrawal Amount for current Annuity Year = $0

       Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

       . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

       Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

       .  Remaining Annual Income Amount for current Annuity Year = $0

       Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

       . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

       Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

       . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

       . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value =
          $246,450 - max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

     (1)  apply your Account Value to any annuity option available; or

     (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

     (3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

Election of the Benefit

We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.

Termination of the Benefit

The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature - Initial Protected Withdrawal Value


The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).


Key Feature - Annual Income Amount under the Spousal Lifetime Five Income
Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

Step-Up of Annual Income Amount


You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.


If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

Examples of withdrawals and step-up

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):

(a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

(b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.

..   Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions

If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

..   Remaining Annual Income Amount for current Annuity Year = $0

..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.


Benefits Under The Spousal Lifetime Five Benefit


To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under this benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit

The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

Key Feature - Total Protected Withdrawal Value

The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

..   the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)200% of the Account Value on the date you elected Highest Daily Lifetime
   Five;

(b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income

Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

   .   The Issue Date is December 1, 2006.

   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions

On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

Here is the calculation:

  Account Value before withdrawal                                $ 110,000.00
  Less amount of "non" excess withdrawal                         $   3,500.00
  Account Value immediately before excess withdrawal of $1,500   $ 106,500.00
  Excess withdrawal amount                                       $   1,500.00
  Divided by Account Value immediately before excess withdrawal  $ 106,500.00
  Ratio                                                                  1.41%
  Total Annual Income Amount                                     $   6,000.00
  Less ratio of 1.41%                                            $      84.51
  Total Annual Income Amount for future Annuity Years            $   5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to X Series).

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  Highest Quarterly Value   Adjusted Total Annual
                                 (adjusted with withdrawal Income Amount (5% of the
Date*              Account value and Purchase Payments)**  Highest Quarterly Value)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
   March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Five Benefit

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.

..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

Election of and Designations under the Benefit

Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)your Account Value on the day that you elected Highest Daily Lifetime Five;
   and

(b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Mathematical Formula Component of Highest Daily Lifetime Five

As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:

..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or

..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your Total Protected
    Withdrawal Value;

..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.

If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new mathematical formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.

Important Considerations When Electing the New Formula:

..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit elections of Highest Daily Lifetime Seven.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)the Account Value; or
(b)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)the Account Value; or

(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;

    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

   .   The Issue Date is December 1, 2007

   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

  Account Value before withdrawal                                $ 110,000.00
  Less amount of "non" excess withdrawal                         $   3,500.00
  Account Value immediately before excess withdrawal of $1,500   $ 106,500.00
  Excess withdrawal amount                                       $   1,500.00
  Divided by Account Value immediately before excess withdrawal  $ 106,500.00
  Ratio                                                                  1.41%
  Annual Income Amount                                           $   6,000.00
  Less ratio of 1.41%                                            $      84.51
  Annual Income Amount for future Annuity Years                  $   5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  Highest Quarterly Value   Adjusted Annual Income
                                 (adjusted with withdrawal    Amount (5% of the
Date*              Account value and Purchase Payments)**  Highest Quarterly Value)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
   March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Seven Benefit

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade

Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   . The difference between your Account Value and your Protected Withdrawal Value;

   . The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

   . Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix D. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature").

Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the

Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) this additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.

Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is no longer available for new elections. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)the Account Value; or

(2)the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)the Account Value; or

(2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;

    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest

Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2007

..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.

..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  Highest Quarterly Value      Adjusted Annual
                                 (adjusted with withdrawal Income Amount (5% of the
Date*              Account value and Purchase Payments)**  Highest Quarterly Value)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
   March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or

       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.



..  Transfers to and from the elected Sub-accounts and the AST Investment Grade
   Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

.. You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

..  The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
   Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

.. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

.. The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

Election of and Designations under the Benefit.

Spousal Highest Daily Lifetime Seven can no longer be elected. Spousal Highest Daily Lifetime Seven could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations were as follows:

.. One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

.. Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

.. One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)  if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

   . The difference between your Account Value and your Protected Withdrawal Value;

   . The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

   . Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven

If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature to your Annuity. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect any available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this Prospectus.

Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)  the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a) 200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b) 200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

    (c) all adjusted Purchase Payments made after one year following the effective date of the benefit.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus
Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
for ages 85 and older.

Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008

..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40


Example of Highest Daily Auto Step-up


On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    Highest Daily Value    Adjusted Annual Income
                                 (adjusted with withdrawal   Amount (5% of the
Date*              Account value and Purchase Payments)**   Highest Daily Value)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1, 2008

..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

..   The Account Value at benefit election was $105,000

..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example - required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Highest Daily Lifetime 7 Plus

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)  apply your Account Value to any Annuity option available; or

       (2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)  the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Option (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Option will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

Termination of the Benefit

You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix E.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond
Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or

..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70/ 1//\\2\\. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "key Feature - Protected Withdrawal Value".

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily

Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits".

Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus was not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this Prospectus.

We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)  the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a) 200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;

    (b) 200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

    (c) All adjusted Purchase Payments made after one year following the effective date of the benefit.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages
85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

       .  The Issue Date is December 1, 2008

       . The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

       . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    Highest Daily Value    Adjusted Annual Income
                                 (adjusted with withdrawal   Amount (5% of the
Date*              Account value and Purchase Payments)**   Highest Daily Value)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

    . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual

Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009

..   The Account Value at benefit election was $105,000

..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example - required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Spousal Highest Daily Lifetime 7 Plus

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)    apply your Account Value to any Annuity option available; or

       (2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)    the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.



..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing

Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
(vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)

Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments.

You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals.

Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

     (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

     (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

     (c) all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus
Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages
59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

    .  The Issue Date is December 1, 2008

    .  The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

    . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    Highest Daily Value        Adjusted Annual
                                 (adjusted with withdrawal Income Amount (5% of the
Date*              Account value and Purchase Payments)**    Highest Daily Value)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

    . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

    . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

    . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

    .  The Issue Date is December 1, 2008

    .  The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

    .  The Account Value at benefit election was $105,000

    . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

    . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

..   the basic death benefit under the Annuity; and

..   the amount of any optional death benefit you may have elected and remains in effect; and

..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. This Death Benefit may not be available in all States.

Benefits Under Highest Daily Lifetime 6 Plus

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or

       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).


If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or
(c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and
(ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted
Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or

..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

..   Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)

Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals.

Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)  the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

(1)  the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

    (b) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

    (c) all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective
September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount.

Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

       .  The Issue Date is December 1, 2008

       . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

       . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions.

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

  Account Value before Lifetime Withdrawal                       $ 118,000.00
  Less amount of "non" excess withdrawal                         $   3,500.00
  Account Value immediately before excess withdrawal of $1,500   $ 114,500.00
  Excess withdrawal amount                                       $   1,500.00
  Divided by Account Value immediately before excess withdrawal  $ 114,500.00
  Ratio                                                                  1.31%
  Annual Income Amount                                           $   6,000.00
  Less ratio of 1.31%                                            $      78.60
  Annual Income Amount for future Annuity Years                  $   5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    Highest Daily Value        Adjusted Annual
                                 (adjusted with withdrawal Income Amount (5% of the
Date*              Account value and Purchase Payments)**    Highest Daily Value)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

       .  The Issue Date is December 1, 2008

       . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

       .  The Account Value at benefit election was $105,000

       . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

       . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

..   the basic death benefit under the Annuity; and

..   the amount of any optional death benefit you may have elected and remains in effect; and

..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)  apply your Account Value to any annuity option available; or

       (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

       (2)  the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.


Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) =

$200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X ..2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)  if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6

     Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
(vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

                                 DEATH BENEFIT


WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. Notwithstanding the additional protection provided under the optional Death Benefit, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

The basic Death Benefit is equal to the greater of:

..   The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.

..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

"Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFIT

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. We reserve the right to cease offering any optional death benefit.

The optional Death Benefit is NOT available if your Annuity is held as a Beneficiary Annuity.

Currently, the optional death benefit must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected this death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime 7 Plus, you are not permitted to elect the optional Death Benefit.

Highest Anniversary Value Death Benefit ("HAV")

If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and

       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and

       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.

Key Terms Used with the Highest Anniversary Value Death Benefit:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payment (including any Purchase Credits, with respect to the X series) since such anniversary.

   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits, with respect to the X series).

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities Owned by Entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I Terminate the Optional HAV Death Benefit? Does the Optional HAV Death Benefit Terminate Under Other Circumstances?

For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. Also, if you elected the Highest Anniversary Value Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefit is payable upon the first death of either Owner and therefore terminates and does not continue unless the Annuity is continued by a spouse Beneficiary (see "Spousal Assumption of Annuity" below).

What are the Charges for the Optional Death Benefit?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options-Annuities owned by Individuals (not associated with Tax-Favored Plans)

Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death (the "5 Year Deadline"); or

   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

   .   as a lump sum payment; or

   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

Beneficiary Continuation Option


Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.


Under the Beneficiary Continuation Option:

..   The beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option. Thus the death benefit must be at least $15,000.

..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.


..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.


..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

..   No Fixed Rate Options will be offered.

..   No additional Purchase Payments can be applied to the Annuity.

..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.

..   Withdrawals are not subject to CDSC.

..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

..   If the beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

Spousal Assumption of Annuity

You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we 'receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

If the Annuity has not reached the Annuity Date on the date we receive everything we require to pay the surviving spouse's death claim, we assume the election by the surviving spouse of continuation of the Annuity unless otherwise notified.

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive "due proof of death". "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT


HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?


Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern
Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.


There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.



There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.



We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.


Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

..   trading on the NYSE is restricted;

..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" for further information on additional purchase payments.

Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for
(a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However,

Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

                              TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the Code) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal adviser before electing the Spousal Benefit for a same sex spouse or civil union partner.

NONQUALIFIED ANNUITIES


In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You


We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.


Taxes on Withdrawals and Surrender


If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.


Taxes on Annuity Payments


If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed.

The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.


Partial Annuitization


Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.


Medicare Tax on Net Investment Income


The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

..   the amount received is paid under an immediate Annuity (in which annuity payments begin within one year of purchase).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

    . As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

    . Within 5 years of death of Owner, the Beneficiary is taxed as amounts are withdrawn (with gain treated as being distributed first).

    . Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.


Reporting and Withholding on Distributions


Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.


Entity Owners


Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

At this time, we will not issue an Annuity to grantor trusts with multiple grantors. Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


Annuity Qualification


Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.


An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuites. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

    . Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

    . Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

    . A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

    .  H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

    . Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

    .  Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


Types of Tax-favored Plans


IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a "Free Look" after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2015 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.


In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.


Required Provisions.Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as Owner of the Annuity, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);

..   Your rights as Owner are non-forfeitable;

..   You cannot sell, assign or pledge the Annuity;

..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and

..   Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% early withdrawal penalty described below;

..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

..   Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $53,000 in 2015, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2015, this limit is $265,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $18,000 in 2015 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs.Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

..   Contributions to a Roth IRA cannot be deducted from your gross income;

..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.


.. If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;

..   Your severance of employment;

..   Your death;

..   Your total and permanent disability; or

..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any "direct transfer" of your interest in the Annuity to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.


Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.



Required Minimum Distributions and Payment Options


If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.


You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.


Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.


Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.


Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.


For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.


Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled; or

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.


Withholding


We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

..   For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.


ERISA Requirements


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.


Other relevant information required by the exemptions is contained in the contract and accompanying documentation.


Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans - Qualified Annuities


If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.


Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.


Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.


IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers


If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION


HOW WILL I RECEIVE STATEMENTS AND REPORTS?


We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


WHAT IS PRUCO LIFE OF NEW JERSEY?

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.


Service Providers

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider                              Services Provided                            Address
------------------------                  ------------------------------------------ -------------------------------------
Broadridge Investor Communication         Proxy services and regulatory mailings     51 Mercedes Way, Edgewood,
  Solutions, Inc.                                                                    NY 11717

CT Corporation System                     UCC filings, corporate filings and annual  111 Eighth Avenue, New York,
                                          report filings                             NY 10011

Depository Trust & Clearing Corporation   Clearing and settlement services           55 Water Street, 26/th/ Floor,
                                                                                     New York, NY 10041

EDM Americas                              Records management and administration of   301 Fayetteville Street, Suite 1500,
                                          annuity contracts                          Raleigh, NC 27601

ExlService Holdings, Inc.                 Administration of annuity contracts        350 Park Avenue, 10/th/ Floor,
                                                                                     New York, NY 10022

National Financial Services               Clearing and settlement services           82 Devonshire Street Boston,
                                                                                     MA 02109

NEPS, LLC                                 Composition, printing, and mailing of      12 Manor Parkway, Salem,
                                          contracts and benefit documents            NH 03079

Pershing LLC                              Order-entry systems provider               One Pershing Plaza, Jersey City,
                                                                                     NJ 07399

Thomson Reuters                           Tax form printing                          3 Times Square New York,
                                                                                     NY 10036

Venio                                     Claim related services                     4031 University Drive, Suite 100,
                                                                                     Fairfax, VA 22030



WHAT IS THE SEPARATE ACCOUNT?


We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life Insurance Company of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

       . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

       . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

       .  combine the Separate Account with other "unitized" separate accounts;

       .  deregister the Separate Account under the Investment Company Act of
          1940;

       . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

       . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;

       . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

       . make any changes required by federal or state laws with respect to annuity contracts; and

       . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.


WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


Fees and Payments Received by Pruco Life of New Jersey

As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios' advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see "Variable Investment Options" under "Investment Options" earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio's assets and are therefore borne by Owners. We also receive "revenue sharing" payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2014, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $300.00 to approximately $354,505.58. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.


WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. A list of firms that PAD paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Pruco Life of New Jersey or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

       .  Percentage Payments based upon "Assets under Management" or "AUM":
          This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.

       . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

       . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


The list below includes the names of the firms that we are aware (as of December 31, 2014) received payment with respect to our annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.



1st Global Capital Corp.                 First Allied Securities Inc        Pacific Life
Advisor Group                            First Citizens Bank                Park Avenue Securities, LLC
Aegon Transamerica                       First Heartland Capital, Inc.      Pensionmark Retirement Group
Afore Met Life                           First Merit Investments            People's Securities
AFS Brokerage, Inc.                      First Protective Insurance Group   PIMCO
AIG Advisor Group                        First Southeast Investor Services  PlanMember Securities Corp.
AIG Financial Advisors Inc               First Tennessee Brokerage, Inc     PNC Investments, LLC
Alliance                                 FMS Financial Partners, Inc.       PNC Bank
Alliant/Benefit Partners                 Fortune Financial Services, Inc.   Presidential Brokerage
Allianz                                  Franklin Templeton                 Princor Financial Services Corp.
Allstate Financial Srvcs, LLC            FSC Securities Corp.               ProEquities
American Financial Associates            Garden State Securities, Inc.      Prospera Financial Services, Inc.
AMERICAN PORTFOLIO FIN SVCS INC          GATX Southern Star Agency          Prudential Annuities
Ameritas Investment Corp.                Gary Goldberg & Co., Inc.          Purshe Kaplan Sterling Investments
Ameritus Capital Group, Inc.             Geneos Wealth Management, Inc.     Questar Capital Corporation
Annuity Partners                         Girard Securities, Inc.            Raymond James & Associates
Annuity Services                         Goldman Sachs & Co.                Raymond James Financial Svcs
Appointment Resources                    Great American Investors, Inc.     RBC CAPITAL MARKETS
AQR Capital Management                   GWN Securities, Inc.                 CORPORATION
ARETE WEALTH MANAGEMENT                  H. Beck, Inc.                      Regal Securities
Arque Capital, Ltd.                      H.D. Vest Investment               Resource Horizons Group
Arthur J. Gallagher                      Hantz Financial Services,Inc.      Ridgeway & Conger, Inc.
ARVEST ASSET MANAGEMENT                  Harbor Financial Services, LLC     Robert W. Baird & Co., Inc.
Astoria Federal Savings                  Harbour Investments, Inc.          Royal Alliance Associates
AXA Advisors, LLC                        Hazard & Siegel, Inc.              Russell Investments
BancWest Investment Services             HBW Securities, Inc.               SAGEPOINT FINANCIAL, INC.
BBVA Compass Investment Solutions, Inc.  Hornor, Townsend & Kent, Inc.      Sage Rutty & Co., Inc.
Ballew Investments                       HSBC                               Sammons Securities Co., LLC
Bank of Oklahoma                         Huntington Investment Services     Santander
Bank of Texas                            Independent Financial Grp, LLC     Schroders Investment Management
BB&T Investment Services, Inc.           Infinex Investments, Inc.          Scott & Stringfellow, LLC
BCG Securities, Inc.                     ING Financial Partners, LLC        Securian Financial Svcs, Inc.
Berthel Fisher & Company                 Institutional Securities Corp.     Securities America, Inc.
BFT Financial Group, LLC                 INTERCAROLINA FINANCIAL            Securities Service Network
BlackRock Financial Management Inc.        SERVICES, INC.                   Sigma Financial Corporation
Broadridge                               Invest Financial Corporation       Signator Investors, Inc.
Brokers International                    Investacorp                        SII Investments, Inc.
Brookstone Financial Services            Investment Centers of America      Sorrento Pacific Financial LLC
Cadaret, Grant & Co., Inc.               Investment Planners, Inc.          Southeast Financial Group, Inc.
Cambridge Advisory Group                 Investment Professionals           Southern Bank
Cambridge Investment Research, Inc.      Investors Capital Corporation      Specialized Schedulers
CAPE SECURITIES, INC.                    ISC Group Inc.                     Sterne Agee Financial Services, Inc.
Capital Advisors                         J.J.B. Hilliard Lyons, Inc.        Stifel Nicolaus & Co.
Capital Analysts                         J.P. Morgan                        STRATEGIC FIN ALLIANCE INC
Capital Financial Services, Inc.         J.W. Cole Financial, Inc.          Summit Brokerage Services, Inc
Capital Growth Resources                 Janney Montgomery Scott, LLC.      Summit Financial
Capital Guardian                         Jennison Associates, LLC           Sunset Financial Services, Inc
Capital Investment Group, Inc.           KCG Holdings, Inc.                 SunTrust Investment Services, Inc.
Capital One Investment Services, LLC     Key Bank                           SWS Financial Services, Inc
Capital Securities Management            KEY INVESTMENT SERVICES LLC        SYMETRA INVESTMENT SERVICES
                                         KMS Financial Services, Inc.         INC
                                                                            Syndicated

CCF Investments, Inc.                   Kovack Securities, Inc.                   T. Rowe Price Group, Inc.
CCO Investment Services Corp            LaSalle St. Securities, LLC               TFS Securities, Inc.
Centaurus Financial, Inc.               Lazard                                    The Investment Center
Cetera Advisor Network LLC              Leaders Group Inc.                        The O.N. Equity Sales Co.
Cetera Financial Group LLC              Legend Equities Corporation               The Prudential Insurance Company of
Cetera Financial Specialists            Legg Mason                                  America
Cetera Investment Services              Leigh Baldwin & Company, LLC              The PNC Financial Services Group, Inc.
CFD Investments, Inc.                   LIMRA (Life Insurance and Market          The Strategic Financial Alliance Inc.
Charter One Bank (Cleveland)              Research Association)                   TransAmerica Financial Advisors, Inc.
Chase Investment Services               Lincoln Financial Advisors                Triad Advisors, Inc.
Citigroup Global Markets Inc.           Lincoln Financial Securities Corporation  Trustmont Financial Group, Inc.
Cognizant                               Lincoln Investment Planning               UBS Financial Services, Inc.
COMERICA SECURITIES, INC.               LPL Financial Corporation                 Umpqua Investments
Commonwealth Financial Network          LPL Financial Corporation (PDI)           UNIONBANC INVESTMENT SERV,
Compass Bank Wealth Management Group    M and T Bank Corporation                    LLC
Comprehensive Asset Management          M Holdings Securities, Inc                United Brokerage Services, Inc.
Crown Capital Securities, L.P.          Mass Mutual Financial Group               United Planners Fin. Serv.
CUNA Brokerage Svcs, Inc.               Merrill Lynch, P,F,S                      USA Financial Securities Corp.
CUSO Financial Services, L.P.           MetLife                                   US Bank
David Lerner and Associates             MFS                                       VALIC Financial Advisors, Inc
Dempsey Lord Smith, LLC                 MML Investors Services, Inc.              Veritrust Financial LLC
DWS Investments                         Money Concepts Capital Corp.              VSR Financial Services, Inc.
Eaton Vance                             Morgan Stanley Smith Barney               WADDELL & REED INC.
Edward Jones & Co.                      Morgan Stanley Smith Barney (PDI)         Wall Street Financial Group
Epoch Investment Management             MTL Equity Products, Inc.                 WAYNE HUMMER INVESTMENTS
Equity Services, Inc.                   Mutual of Omaha Bank                        LLC
Federated Investors                     National Planning Corporation             Wells Fargo Advisors LLC
Fidelity Institutional Wealth Services  National Securities Corp.                 WELLS FARGO ADVISORS LLC -
  (FIWS)                                Natixis Funds                               WEALTH
Fidelity Investments                    Neuberger Berman                          Wells Fargo Investments LLC
Fifth Third Securities, Inc.            Next Financial Group, Inc.                Western Asset Management Company
Financial Planning Consultants          NFP Securities, Inc.                      WFG Investments, Inc.
Financial Services Int'l Corp. (FSIC)   OneAmerica Securities, Inc.               Wintrust Financial Corporation
Financial Telesis                       OPPENHEIMER & CO, INC.                    Woodbury Financial Services
Financial West Group                                                              World Equity Group, Inc.
                                                                                  World Group Securities, Inc.
                                                                                  WRP Investments, Inc
                                                                                  Wunderlich Securities



You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.


FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential's Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website:
www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176


Correspondence Sent by Overnight*, Certified or Registered Mail


Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025

* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.


Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center
(1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number
(PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.



LEGAL PROCEEDINGS

Litigation and Regulatory Matters


Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
  The following are the contents of the Statement of Additional Information:

..   Company

..   Experts

..   Principal Underwriter

..   Payments Made to Promote Sale of Our Products


..   Cyber Security Risks


..   Determination of Accumulation Unit Values

..   Financial Statements

..   Separate Account Financial Information

..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                                PREMIER B SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                               $9.97052        $10.58443          30,244
   01/01/2007 to 12/31/2007                              $10.58443        $11.42715          81,488
   01/01/2008 to 12/31/2008                              $11.42715         $7.70132         184,413
   01/01/2009 to 12/31/2009                               $7.70132         $9.46834         495,528
   01/01/2010 to 12/31/2010                               $9.46834        $10.48061         590,701
   01/01/2011 to 12/31/2011                              $10.48061        $10.08606         496,720
   01/01/2012 to 12/31/2012                              $10.08606        $11.22438         518,079
   01/01/2013 to 12/31/2013                              $11.22438        $12.20353         511,710
   01/01/2014 to 12/31/2014                              $12.20353        $12.52550         464,934
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2006 to 12/31/2006                               $9.98924        $10.52787               0
   01/01/2007 to 12/31/2007                              $10.52787        $11.39704           5,817
   01/01/2008 to 12/31/2008                              $11.39704         $7.90927          24,155
   01/01/2009 to 12/31/2009                               $7.90927         $9.86809         156,140
   01/01/2010 to 12/31/2010                               $9.86809        $11.09301         227,664
   01/01/2011 to 12/31/2011                              $11.09301        $10.97930         192,665
   01/01/2012 to 12/31/2012                              $10.97930        $12.33589         208,942
   01/01/2013 to 12/31/2013                              $12.33589        $14.21479         219,011
   01/01/2014 to 12/31/2014                              $14.21479        $14.91153         210,670
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98487        $11.06450             471
   01/01/2007 to 12/31/2007                              $11.06450        $10.92634             463
   01/01/2008 to 12/31/2008                              $10.92634         $7.04890           6,416
   01/01/2009 to 12/31/2009                               $7.04890         $8.20740          84,010
   01/01/2010 to 12/31/2010                               $8.20740         $9.23755          96,265
   01/01/2011 to 12/31/2011                               $9.23755         $9.45889          96,611
   01/01/2012 to 05/04/2012                               $9.45889        $10.29604               0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99906        $10.14041             346
   01/01/2014 to 12/31/2014                              $10.14041         $9.71174             407
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99906        $11.67861               0
   01/01/2014 to 12/31/2014                              $11.67861        $13.06636               0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97992        $10.54079           11,213
   01/01/2007 to 12/31/2007                            $10.54079        $11.36613           16,870
   01/01/2008 to 12/31/2008                            $11.36613         $8.01173          135,256
   01/01/2009 to 12/31/2009                             $8.01173         $9.76594          799,499
   01/01/2010 to 12/31/2010                             $9.76594        $10.84380        1,232,371
   01/01/2011 to 12/31/2011                            $10.84380        $10.59031        1,065,584
   01/01/2012 to 12/31/2012                            $10.59031        $11.77599        1,189,039
   01/01/2013 to 12/31/2013                            $11.77599        $13.69660        1,165,988
   01/01/2014 to 12/31/2014                            $13.69660        $14.42399        1,139,066
--------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                            $9.99906         $9.19895           12,775
   01/01/2012 to 12/31/2012                             $9.19895        $10.17608           17,166
   01/01/2013 to 12/31/2013                            $10.17608        $11.15228           25,207
   01/01/2014 to 12/31/2014                            $11.15228        $11.56514           25,616
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99906        $10.53745            1,031
   01/01/2014 to 12/31/2014                            $10.53745        $10.79039            1,023
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14583        $10.30741            4,519
   01/01/2010 to 12/31/2010                            $10.30741        $11.58869            5,093
   01/01/2011 to 12/31/2011                            $11.58869        $10.78439            4,391
   01/01/2012 to 12/31/2012                            $10.78439        $12.07266            5,235
   01/01/2013 to 12/31/2013                            $12.07266        $15.68669            5,208
   01/01/2014 to 12/31/2014                            $15.68669        $17.10034            5,149
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.98023        $10.64300           12,198
   01/01/2007 to 12/31/2007                            $10.64300        $11.54504           15,700
   01/01/2008 to 12/31/2008                            $11.54504         $7.42587           80,630
   01/01/2009 to 12/31/2009                             $7.42587         $9.20111          626,770
   01/01/2010 to 12/31/2010                             $9.20111        $10.31320          827,292
   01/01/2011 to 12/31/2011                            $10.31320         $9.94870          637,209
   01/01/2012 to 12/31/2012                             $9.94870        $11.18527          772,801
   01/01/2013 to 12/31/2013                            $11.18527        $13.56603          818,155
   01/01/2014 to 12/31/2014                            $13.56603        $14.34996          781,391
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99906        $11.71508              472
   01/01/2014 to 12/31/2014                            $11.71508        $13.15813            4,658
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2006 to 12/31/2006                             $9.88749        $12.16133                7
   01/01/2007 to 12/31/2007                            $12.16133         $9.62541            3,901
   01/01/2008 to 12/31/2008                             $9.62541         $6.18048            3,912
   01/01/2009 to 12/31/2009                             $6.18048         $8.06109           14,732
   01/01/2010 to 12/31/2010                             $8.06109        $10.25594           21,712
   01/01/2011 to 12/31/2011                            $10.25594        $10.80760           20,006
   01/01/2012 to 12/31/2012                            $10.80760        $12.32439           21,519
   01/01/2013 to 12/31/2013                            $12.32439        $12.56600           22,454
   01/01/2014 to 12/31/2014                            $12.56600        $16.26354           16,858
--------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                             $9.98334        $10.49308              253
   01/01/2007 to 12/31/2007                            $10.49308         $8.53012              581
   01/01/2008 to 07/18/2008                             $8.53012         $7.83782                0
--------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                            $9.99906         $9.72384                0
   01/01/2014 to 12/31/2014                             $9.72384        $10.10369            1,119

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2006 to 12/31/2006                                       $9.99906        $10.56409               0
   01/01/2007 to 12/31/2007                                      $10.56409        $11.33703           4,120
   01/01/2008 to 12/31/2008                                      $11.33703         $7.34272          16,667
   01/01/2009 to 12/31/2009                                       $7.34272         $8.99072         190,914
   01/01/2010 to 12/31/2010                                       $8.99072        $10.16518         259,388
   01/01/2011 to 12/31/2011                                      $10.16518         $9.89853         223,809
   01/01/2012 to 12/31/2012                                       $9.89853        $10.82664         251,137
   01/01/2013 to 12/31/2013                                      $10.82664        $12.28353         249,023
   01/01/2014 to 12/31/2014                                      $12.28353        $12.52664         245,606
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2008* to 12/31/2008                                     $10.10375         $7.53310           1,702
   01/01/2009 to 12/31/2009                                       $7.53310         $9.02864         106,099
   01/01/2010 to 12/31/2010                                       $9.02864        $10.11522         128,857
   01/01/2011 to 12/31/2011                                      $10.11522         $9.75317         152,794
   01/01/2012 to 12/31/2012                                       $9.75317        $10.95703         181,734
   01/01/2013 to 12/31/2013                                      $10.95703        $12.91486         244,694
   01/01/2014 to 12/31/2014                                      $12.91486        $13.49821         311,081
------------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008                                      $9.99906         $7.49084               0
   01/01/2009 to 11/13/2009                                       $7.49084         $8.41607               0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99906        $10.78610         291,622
   01/01/2013 to 12/31/2013                                      $10.78610        $13.27306         290,665
   01/01/2014 to 12/31/2014                                      $13.27306        $13.53916         273,132
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99906        $10.85506             652
   01/01/2014 to 12/31/2014                                      $10.85506        $11.00630          12,380
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008                                     $10.17574         $6.12807               0
   01/01/2009 to 12/31/2009                                       $6.12807         $8.18495          19,371
   01/01/2010 to 12/31/2010                                       $8.18495         $9.72626          17,614
   01/01/2011 to 12/31/2011                                       $9.72626         $9.13123          13,708
   01/01/2012 to 12/31/2012                                       $9.13123        $11.44714          18,679
   01/01/2013 to 12/31/2013                                      $11.44714        $11.80901          18,322
   01/01/2014 to 12/31/2014                                      $11.80901        $13.30021          17,815
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2006 to 12/31/2006                                       $9.93542        $10.28977           1,967
   01/01/2007 to 12/31/2007                                      $10.28977        $11.59563           2,269
   01/01/2008 to 12/31/2008                                      $11.59563         $6.84738           8,554
   01/01/2009 to 12/31/2009                                       $6.84738        $10.11359          40,650
   01/01/2010 to 12/31/2010                                      $10.11359        $11.02726          44,923
   01/01/2011 to 12/31/2011                                      $11.02726        $10.47050          35,198
   01/01/2012 to 12/31/2012                                      $10.47050        $12.39720          37,359
   01/01/2013 to 12/31/2013                                      $12.39720        $15.90119          34,015
   01/01/2014 to 02/07/2014                                      $15.90119        $15.65167               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                       $9.96102        $11.07490           1,140
   01/01/2007 to 12/31/2007                                      $11.07490        $11.50976           6,463
   01/01/2008 to 12/31/2008                                      $11.50976         $6.74882           6,978
   01/01/2009 to 12/31/2009                                       $6.74882         $7.95238          65,760
   01/01/2010 to 12/31/2010                                       $7.95238         $8.87508          75,296
   01/01/2011 to 12/31/2011                                       $8.87508         $8.29010          60,638
   01/01/2012 to 12/31/2012                                       $8.29010         $9.80760          68,119
   01/01/2013 to 12/31/2013                                       $9.80760        $12.94838          66,751
   01/01/2014 to 12/31/2014                                      $12.94838        $14.48221          56,975

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                        $9.95841         $9.90334             606
   01/01/2007 to 12/31/2007                        $9.90334        $11.68440           3,211
   01/01/2008 to 12/31/2008                       $11.68440         $6.83934           5,544
   01/01/2009 to 12/31/2009                        $6.83934        $10.62206          28,493
   01/01/2010 to 12/31/2010                       $10.62206        $12.58318          31,507
   01/01/2011 to 12/31/2011                       $12.58318        $12.06996          24,155
   01/01/2012 to 12/31/2012                       $12.06996        $14.27309          31,357
   01/01/2013 to 12/31/2013                       $14.27309        $18.65334          27,657
   01/01/2014 to 12/31/2014                       $18.65334        $20.56704          25,232
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2008* to 12/31/2008                      $10.08942         $7.64237          17,549
   01/01/2009 to 12/31/2009                        $7.64237         $9.32217         390,581
   01/01/2010 to 12/31/2010                        $9.32217        $10.28514         486,400
   01/01/2011 to 12/31/2011                       $10.28514        $10.11679         348,460
   01/01/2012 to 12/31/2012                       $10.11679        $11.01481         395,824
   01/01/2013 to 12/31/2013                       $11.01481        $11.95901         396,204
   01/01/2014 to 12/31/2014                       $11.95901        $12.30083         376,699
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008                      $10.03395         $7.65766               0
   01/01/2009 to 12/31/2009                        $7.65766         $9.60312          23,829
   01/01/2010 to 12/31/2010                        $9.60312        $12.03526          31,805
   01/01/2011 to 12/31/2011                       $12.03526        $12.05336          20,372
   01/01/2012 to 12/31/2012                       $12.05336        $13.78582          24,157
   01/01/2013 to 12/31/2013                       $13.78582        $18.91884          21,085
   01/01/2014 to 12/31/2014                       $18.91884        $20.05009          20,645
---------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                        $9.94976        $11.05698             623
   01/01/2007 to 12/31/2007                       $11.05698        $11.05953           1,500
   01/01/2008 to 12/31/2008                       $11.05953         $6.85537           1,880
   01/01/2009 to 12/31/2009                        $6.85537         $8.01495          12,392
   01/01/2010 to 12/31/2010                        $8.01495         $8.90956          13,643
   01/01/2011 to 12/31/2011                        $8.90956         $8.76502          22,894
   01/01/2012 to 12/31/2012                        $8.76502         $9.82659          27,926
   01/01/2013 to 12/31/2013                        $9.82659        $13.07895          23,913
   01/01/2014 to 12/31/2014                       $13.07895        $13.13176          21,823
---------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2006 to 12/31/2006                        $9.99906        $10.60450             649
   01/01/2007 to 12/31/2007                       $10.60450        $10.74351             827
   01/01/2008 to 12/31/2008                       $10.74351         $7.90831             735
   01/01/2009 to 12/31/2009                        $7.90831        $10.59810          14,326
   01/01/2010 to 12/31/2010                       $10.59810        $11.89197          15,358
   01/01/2011 to 12/31/2011                       $11.89197        $12.12984          16,240
   01/01/2012 to 12/31/2012                       $12.12984        $13.65558          18,945
   01/01/2013 to 12/31/2013                       $13.65558        $14.46966          18,957
   01/01/2014 to 12/31/2014                       $14.46966        $14.67105          17,432
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2006* to 12/31/2006                       $9.99258        $10.64379           2,502
   01/01/2007 to 12/31/2007                       $10.64379        $12.52703           3,101
   01/01/2008 to 12/31/2008                       $12.52703         $6.16356           5,575
   01/01/2009 to 12/31/2009                        $6.16356         $8.24382          14,840
   01/01/2010 to 12/31/2010                        $8.24382         $9.33168          16,577
   01/01/2011 to 12/31/2011                        $9.33168         $8.03342          16,187
   01/01/2012 to 12/31/2012                        $8.03342         $9.55950          18,110
   01/01/2013 to 12/31/2013                        $9.55950        $11.25178          13,254
   01/01/2014 to 12/31/2014                       $11.25178        $10.50929          12,324

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2006* to 12/31/2006                            $10.01073        $10.90770           1,345
   01/01/2007 to 12/31/2007                             $10.90770        $12.70293           6,353
   01/01/2008 to 12/31/2008                             $12.70293         $7.03242           4,237
   01/01/2009 to 12/31/2009                              $7.03242         $9.07273          17,509
   01/01/2010 to 12/31/2010                              $9.07273         $9.96358          20,693
   01/01/2011 to 12/31/2011                              $9.96358         $8.61423          17,906
   01/01/2012 to 12/31/2012                              $8.61423         $9.93649          21,411
   01/01/2013 to 12/31/2013                              $9.93649        $11.73584          14,905
   01/01/2014 to 12/31/2014                             $11.73584        $10.82462          14,128
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2008* to 12/31/2008                            $10.11193         $7.16470           8,300
   01/01/2009 to 12/31/2009                              $7.16470         $8.97209          83,579
   01/01/2010 to 12/31/2010                              $8.97209        $10.09570         180,965
   01/01/2011 to 12/31/2011                             $10.09570         $9.92415         159,454
   01/01/2012 to 12/31/2012                              $9.92415        $11.14402         187,821
   01/01/2013 to 12/31/2013                             $11.14402        $12.81121         215,742
   01/01/2014 to 12/31/2014                             $12.81121        $13.47161         160,456
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.99906        $10.62045           1,343
   01/01/2007 to 12/31/2007                             $10.62045        $11.49018           1,472
   01/01/2008 to 12/31/2008                             $11.49018         $6.65882           4,105
   01/01/2009 to 12/31/2009                              $6.65882         $8.94533          73,237
   01/01/2010 to 12/31/2010                              $8.94533         $9.47774          90,121
   01/01/2011 to 12/31/2011                              $9.47774         $8.51271          71,369
   01/01/2012 to 12/31/2012                              $8.51271        $10.25979          87,926
   01/01/2013 to 12/31/2013                             $10.25979        $11.70119          86,888
   01/01/2014 to 12/31/2014                             $11.70119        $10.83178          86,191
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2006 to 12/31/2006                              $9.96771        $10.57685               0
   01/01/2007 to 12/31/2007                             $10.57685        $10.65906               0
   01/01/2008 to 12/31/2008                             $10.65906         $8.68154          51,035
   01/01/2009 to 12/31/2009                              $8.68154        $10.47282         156,166
   01/01/2010 to 12/31/2010                             $10.47282        $11.11144         162,648
   01/01/2011 to 12/31/2011                             $11.11144        $11.01089         136,088
   01/01/2012 to 12/31/2012                             $11.01089        $12.05253         153,416
   01/01/2013 to 12/31/2013                             $12.05253        $13.23001         146,722
   01/01/2014 to 12/31/2014                             $13.23001        $13.79232         143,295
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08445        $10.29766           2,987
   01/01/2010 to 12/31/2010                             $10.29766        $11.33263           3,456
   01/01/2011 to 12/31/2011                             $11.33263        $11.27814           4,988
   01/01/2012 to 12/31/2012                             $11.27814        $12.84306           4,781
   01/01/2013 to 12/31/2013                             $12.84306        $17.33075           6,691
   01/01/2014 to 12/31/2014                             $17.33075        $18.76206           6,219
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $9.96039        $11.05295           2,533
   01/01/2007 to 12/31/2007                             $11.05295        $10.60024           8,763
   01/01/2008 to 12/31/2008                             $10.60024         $6.13164          10,882
   01/01/2009 to 12/31/2009                              $6.13164         $7.23998           8,245
   01/01/2010 to 12/31/2010                              $7.23998         $8.09953           8,942
   01/01/2011 to 12/31/2011                              $8.09953         $7.67252           8,264
   01/01/2012 to 12/31/2012                              $7.67252         $8.86610           8,789
   01/01/2013 to 12/31/2013                              $8.86610        $12.25925           8,867
   01/01/2014 to 12/31/2014                             $12.25925        $13.78597          16,564

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.94853        $10.25454           2,150
   01/01/2007 to 12/31/2007                        $10.25454        $11.65439           4,055
   01/01/2008 to 12/31/2008                        $11.65439         $6.49136          10,002
   01/01/2009 to 12/31/2009                         $6.49136         $8.32731          92,651
   01/01/2010 to 12/31/2010                         $8.32731         $9.85880         106,395
   01/01/2011 to 12/31/2011                         $9.85880         $9.65779          77,292
   01/01/2012 to 12/31/2012                         $9.65779        $10.71913          93,511
   01/01/2013 to 12/31/2013                        $10.71913        $14.47707          85,480
   01/01/2014 to 12/31/2014                        $14.47707        $15.82826         112,144
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2006 to 12/31/2006                         $9.99906        $10.51839           1,934
   01/01/2007 to 12/31/2007                        $10.51839        $11.03115           3,825
   01/01/2008 to 12/31/2008                        $11.03115         $8.36983           4,846
   01/01/2009 to 12/31/2009                         $8.36983        $11.13803          66,710
   01/01/2010 to 12/31/2010                        $11.13803        $12.48853          69,499
   01/01/2011 to 12/31/2011                        $12.48853        $13.60242          63,034
   01/01/2012 to 12/31/2012                        $13.60242        $14.24508          62,389
   01/01/2013 to 12/31/2013                        $14.24508        $13.80151          62,832
   01/01/2014 to 12/31/2014                        $13.80151        $14.51635          66,769
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2006 to 12/31/2006                         $9.96060        $11.14496             559
   01/01/2007 to 12/31/2007                        $11.14496        $12.05347             775
   01/01/2008 to 12/31/2008                        $12.05347         $7.86591           1,024
   01/01/2009 to 12/31/2009                         $7.86591        $10.22659          16,515
   01/01/2010 to 12/31/2010                        $10.22659        $11.32823          16,271
   01/01/2011 to 12/31/2011                        $11.32823        $10.84879          13,808
   01/01/2012 to 12/31/2012                        $10.84879        $13.20047          18,291
   01/01/2013 to 12/31/2013                        $13.20047        $16.65686          20,049
   01/01/2014 to 12/31/2014                        $16.65686        $17.06526          21,789
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.93217        $10.42130               0
   01/01/2007 to 12/31/2007                        $10.42130        $11.85877             354
   01/01/2008 to 12/31/2008                        $11.85877         $7.46780             882
   01/01/2009 to 12/31/2009                         $7.46780         $9.17731          22,545
   01/01/2010 to 12/31/2010                         $9.17731        $10.23286          24,345
   01/01/2011 to 12/31/2011                        $10.23286        $10.05647          21,982
   01/01/2012 to 12/31/2012                        $10.05647        $11.64062          23,845
   01/01/2013 to 12/31/2013                        $11.64062        $15.73258          19,559
   01/01/2014 to 12/31/2014                        $15.73258        $16.90839          16,757
----------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                        $9.99906        $10.21654               0
   01/01/2013 to 12/31/2013                        $10.21654        $13.58550               0
   01/01/2014 to 12/31/2014                        $13.58550        $14.80337               0
----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.92949        $10.44127              42
   01/01/2007 to 12/31/2007                        $10.44127        $10.60602           1,519
   01/01/2008 to 12/31/2008                        $10.60602         $6.48787           2,633
   01/01/2009 to 12/31/2009                         $6.48787         $8.90836           9,900
   01/01/2010 to 12/31/2010                         $8.90836        $10.88622          12,647
   01/01/2011 to 12/31/2011                        $10.88622        $10.39116          10,794
   01/01/2012 to 12/31/2012                        $10.39116        $12.16435          11,235
   01/01/2013 to 12/31/2013                        $12.16435        $15.92438           8,887
   01/01/2014 to 12/31/2014                        $15.92438        $18.10000           9,819

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2006* to 12/31/2006                             $10.00024        $10.24522             599
   01/01/2007 to 12/31/2007                              $10.24522        $10.62479           8,468
   01/01/2008 to 12/31/2008                              $10.62479        $10.76754          11,618
   01/01/2009 to 12/31/2009                              $10.76754        $10.67105          28,827
   01/01/2010 to 12/31/2010                              $10.67105        $10.55197          78,762
   01/01/2011 to 12/31/2011                              $10.55197        $10.43487          51,393
   01/01/2012 to 12/31/2012                              $10.43487        $10.31714          89,590
   01/01/2013 to 12/31/2013                              $10.31714        $10.20011          75,327
   01/01/2014 to 12/31/2014                              $10.20011        $10.08368          65,574
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $10.03620        $10.19727             601
   01/01/2007 to 12/31/2007                              $10.19727        $10.40039           1,304
   01/01/2008 to 12/31/2008                              $10.40039         $5.93706           1,723
   01/01/2009 to 12/31/2009                               $5.93706         $8.25521          28,304
   01/01/2010 to 12/31/2010                               $8.25521        $10.07406          32,782
   01/01/2011 to 12/31/2011                              $10.07406         $9.71228          27,059
   01/01/2012 to 12/31/2012                               $9.71228        $11.24632          26,947
   01/01/2013 to 12/31/2013                              $11.24632        $15.78904          24,883
   01/01/2014 to 12/31/2014                              $15.78904        $17.83399          26,947
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02897        $10.07980               0
   01/01/2012 to 12/31/2012                              $10.07980        $10.45063           4,596
   01/01/2013 to 12/31/2013                              $10.45063        $10.03902               0
   01/01/2014 to 12/31/2014                              $10.03902        $10.43615           7,397
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.96545        $10.24038             333
   01/01/2007 to 12/31/2007                              $10.24038        $12.37112           2,067
   01/01/2008 to 12/31/2008                              $12.37112         $6.94901           1,148
   01/01/2009 to 12/31/2009                               $6.94901         $8.91648          18,511
   01/01/2010 to 12/31/2010                               $8.91648        $11.34303          21,749
   01/01/2011 to 12/31/2011                              $11.34303        $11.40332          14,063
   01/01/2012 to 12/31/2012                              $11.40332        $12.66951          16,441
   01/01/2013 to 12/31/2013                              $12.66951        $16.61013          18,440
   01/01/2014 to 12/31/2014                              $16.61013        $17.72508          17,857
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98848         $9.48246             527
   01/01/2007 to 12/31/2007                               $9.48246        $11.12853             706
   01/01/2008 to 12/31/2008                              $11.12853         $6.32187             773
   01/01/2009 to 12/31/2009                               $6.32187         $7.66029          17,132
   01/01/2010 to 12/31/2010                               $7.66029         $9.10804          21,393
   01/01/2011 to 04/29/2011                               $9.10804        $10.23343               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99906        $10.36012         107,003
   01/01/2013 to 12/31/2013                              $10.36012        $12.17967          87,961
   01/01/2014 to 12/31/2014                              $12.17967        $12.66004          82,982
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008                             $10.10180         $5.58718               0
   01/01/2009 to 12/31/2009                               $5.58718         $9.19764          42,361
   01/01/2010 to 12/31/2010                               $9.19764        $11.11807          56,160
   01/01/2011 to 12/31/2011                              $11.11807         $8.76360          37,184
   01/01/2012 to 12/31/2012                               $8.76360        $10.21725          53,273
   01/01/2013 to 12/31/2013                              $10.21725        $10.12363          55,855
   01/01/2014 to 12/31/2014                              $10.12363         $9.53983          51,884

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2006 to 12/31/2006                        $9.98066        $10.20649           2,158
   01/01/2007 to 12/31/2007                       $10.20649        $10.77589           4,518
   01/01/2008 to 12/31/2008                       $10.77589        $10.77219           5,562
   01/01/2009 to 12/31/2009                       $10.77219        $11.73912          37,295
   01/01/2010 to 12/31/2010                       $11.73912        $12.05817          41,242
   01/01/2011 to 12/31/2011                       $12.05817        $12.18917          42,906
   01/01/2012 to 12/31/2012                       $12.18917        $12.61643          44,602
   01/01/2013 to 12/31/2013                       $12.61643        $12.20183          40,367
   01/01/2014 to 12/31/2014                       $12.20183        $12.05162          38,515
---------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2006* to 12/31/2006                       $9.97171        $10.33968           6,066
   01/01/2007 to 12/31/2007                       $10.33968        $11.07079          13,316
   01/01/2008 to 12/31/2008                       $11.07079        $10.69755          15,912
   01/01/2009 to 12/31/2009                       $10.69755        $12.32370         242,625
   01/01/2010 to 12/31/2010                       $12.32370        $13.12390         355,774
   01/01/2011 to 12/31/2011                       $13.12390        $13.38718         325,067
   01/01/2012 to 12/31/2012                       $13.38718        $14.46865         373,422
   01/01/2013 to 12/31/2013                       $14.46865        $14.04141         385,160
   01/01/2014 to 12/31/2014                       $14.04141        $14.46916         345,592
---------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                        $9.97964        $10.45340               0
   01/01/2007 to 12/31/2007                       $10.45340        $11.23495           4,120
   01/01/2008 to 12/31/2008                       $11.23495         $8.94287         159,162
   01/01/2009 to 12/31/2009                        $8.94287        $10.61276         448,927
   01/01/2010 to 12/31/2010                       $10.61276        $11.60130         656,070
   01/01/2011 to 12/31/2011                       $11.60130        $11.58376         575,522
   01/01/2012 to 12/31/2012                       $11.58376        $12.64008         601,602
   01/01/2013 to 12/31/2013                       $12.64008        $13.64749         569,511
   01/01/2014 to 12/31/2014                       $13.64749        $14.27151         519,613
---------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                      $10.01898        $10.07970               0
   01/01/2012 to 12/31/2012                       $10.07970        $10.67350             174
   01/01/2013 to 12/31/2013                       $10.67350        $10.30815           2,542
   01/01/2014 to 12/31/2014                       $10.30815        $10.80858           5,106
---------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2006 to 12/31/2006                        $9.99906        $10.34228             321
   01/01/2007 to 12/31/2007                       $10.34228        $11.39149           6,974
   01/01/2008 to 12/31/2008                       $11.39149         $6.67723          42,821
   01/01/2009 to 12/31/2009                        $6.67723         $8.31590         385,078
   01/01/2010 to 12/31/2010                        $8.31590         $9.78505         505,876
   01/01/2011 to 12/31/2011                        $9.78505         $9.07279         331,652
   01/01/2012 to 12/31/2012                        $9.07279        $10.12855         424,521
   01/01/2013 to 12/31/2013                       $10.12855        $11.71830         447,271
   01/01/2014 to 12/31/2014                       $11.71830        $12.65063         437,876
---------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                       $9.99906         $9.64517               0
   01/01/2014 to 12/31/2014                        $9.64517         $9.30049               0
---------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                       $9.99906        $11.71829               0
   01/01/2014 to 12/31/2014                       $11.71829        $13.35085               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2006 to 12/31/2006                                 $9.95129        $10.76892              12
   01/01/2007 to 12/31/2007                                $10.76892        $10.86759             856
   01/01/2008 to 12/31/2008                                $10.86759         $6.58425           1,120
   01/01/2009 to 12/31/2009                                 $6.58425         $7.92988           3,297
   01/01/2010 to 12/31/2010                                 $7.92988         $9.01948           3,834
   01/01/2011 to 12/31/2011                                 $9.01948         $9.22534           4,259
   01/01/2012 to 12/31/2012                                 $9.22534        $10.83546           3,453
   01/01/2013 to 12/31/2013                                $10.83546        $14.18591           3,162
   01/01/2014 to 12/31/2014                                $14.18591        $16.43863           4,848
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99906         $8.93111               0
   01/01/2012 to 12/31/2012                                 $8.93111         $9.99122               0
   01/01/2013 to 12/31/2013                                 $9.99122        $12.09007               0
   01/01/2014 to 12/31/2014                                $12.09007        $12.72948               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2008* to 12/31/2008                               $10.08124         $7.37228             964
   01/01/2009 to 12/31/2009                                 $7.37228         $8.99315         202,692
   01/01/2010 to 12/31/2010                                 $8.99315         $9.95049         339,848
   01/01/2011 to 12/31/2011                                 $9.95049         $9.65877         322,405
   01/01/2012 to 12/31/2012                                 $9.65877        $10.53074         413,772
   01/01/2013 to 12/31/2013                                $10.53074        $11.70595         396,689
   01/01/2014 to 12/31/2014                                $11.70595        $12.16758         343,739
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2008* to 12/31/2008                               $10.09942         $6.72112          65,976
   01/01/2009 to 12/31/2009                                 $6.72112         $8.42882         223,093
   01/01/2010 to 12/31/2010                                 $8.42882         $9.52812         284,699
   01/01/2011 to 12/31/2011                                 $9.52812         $9.19493         208,105
   01/01/2012 to 12/31/2012                                 $9.19493        $10.53597         257,307
   01/01/2013 to 12/31/2013                                $10.53597        $12.29729         272,747
   01/01/2014 to 12/31/2014                                $12.29729        $12.81791         268,121
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2006 to 12/31/2006                                 $9.98482        $10.60918             462
   01/01/2007 to 12/31/2007                                $10.60918        $11.42339             462
   01/01/2008 to 12/31/2008                                $11.42339         $7.88383           4,989
   01/01/2009 to 12/31/2009                                 $7.88383         $9.93070         201,980
   01/01/2010 to 12/31/2010                                 $9.93070        $10.97751         325,157
   01/01/2011 to 12/31/2011                                $10.97751        $10.48592         267,001
   01/01/2012 to 12/31/2012                                $10.48592        $11.52117         292,244
   01/01/2013 to 12/31/2013                                $11.52117        $13.03040         313,045
   01/01/2014 to 12/31/2014                                $13.03040        $13.27338         292,618
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2006 to 12/31/2006                                 $9.99906         $9.98437             768
   01/01/2007 to 12/31/2007                                 $9.98437        $10.97693             842
   01/01/2008 to 12/31/2008                                $10.97693         $6.06720           1,529
   01/01/2009 to 12/31/2009                                 $6.06720         $7.95736           8,510
   01/01/2010 to 12/31/2010                                 $7.95736        $10.42724           8,772
   01/01/2011 to 12/31/2011                                $10.42724         $8.95723          23,243
   01/01/2012 to 12/31/2012                                 $8.95723        $10.63290          31,497
   01/01/2013 to 12/31/2013                                $10.63290        $14.80209          28,866
   01/01/2014 to 12/31/2014                                $14.80209        $15.35683          27,230

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                        $9.90554         $9.94820              28
   01/01/2007 to 12/31/2007                         $9.94820        $10.53785             176
   01/01/2008 to 12/31/2008                        $10.53785         $6.77186           1,448
   01/01/2009 to 12/31/2009                         $6.77186         $8.96499          14,831
   01/01/2010 to 12/31/2010                         $8.96499        $12.09068          13,324
   01/01/2011 to 12/31/2011                        $12.09068        $11.83639          11,624
   01/01/2012 to 12/31/2012                        $11.83639        $13.12648          12,075
   01/01/2013 to 12/31/2013                        $13.12648        $17.54187          10,206
   01/01/2014 to 12/31/2014                        $17.54187        $18.00478          10,971
----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.99288        $10.49974             517
   01/01/2007 to 12/31/2007                        $10.49974         $9.79761           2,002
   01/01/2008 to 12/31/2008                         $9.79761         $6.80776           3,182
   01/01/2009 to 12/31/2009                         $6.80776         $8.54762          14,293
   01/01/2010 to 12/31/2010                         $8.54762        $10.64704          18,369
   01/01/2011 to 12/31/2011                        $10.64704         $9.89697          12,997
   01/01/2012 to 12/31/2012                         $9.89697        $11.56117          16,108
   01/01/2013 to 12/31/2013                        $11.56117        $15.70455          13,354
   01/01/2014 to 12/31/2014                        $15.70455        $16.34388          10,213
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                         $9.96859        $10.66736           1,142
   01/01/2007 to 12/31/2007                        $10.66736        $11.21221           1,146
   01/01/2008 to 12/31/2008                        $11.21221         $8.20883          60,351
   01/01/2009 to 12/31/2009                         $8.20883        $10.07444         429,150
   01/01/2010 to 12/31/2010                        $10.07444        $11.10881         616,232
   01/01/2011 to 12/31/2011                        $11.10881        $11.20053         417,197
   01/01/2012 to 12/31/2012                        $11.20053        $12.56755         462,334
   01/01/2013 to 12/31/2013                        $12.56755        $14.51612         467,115
   01/01/2014 to 12/31/2014                        $14.51612        $15.19489         440,466
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2006 to 12/31/2006                         $9.95091        $11.11022             869
   01/01/2007 to 12/31/2007                        $11.11022        $10.59151           1,454
   01/01/2008 to 12/31/2008                        $10.59151         $6.08531           1,926
   01/01/2009 to 12/31/2009                         $6.08531         $7.44780           9,164
   01/01/2010 to 12/31/2010                         $7.44780         $8.33825          10,540
   01/01/2011 to 12/31/2011                         $8.33825         $8.10843           6,895
   01/01/2012 to 12/31/2012                         $8.10843         $9.39910           7,500
   01/01/2013 to 12/31/2013                         $9.39910        $12.05065          12,655
   01/01/2014 to 12/31/2014                        $12.05065        $12.80325          10,999
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                        $9.94058        $10.50381           2,453
   01/01/2007 to 12/31/2007                        $10.50381        $11.23891           4,768
   01/01/2008 to 12/31/2008                        $11.23891         $6.60360           5,359
   01/01/2009 to 12/31/2009                         $6.60360        $10.01288          42,017
   01/01/2010 to 12/31/2010                        $10.01288        $11.46414          49,802
   01/01/2011 to 12/31/2011                        $11.46414        $11.14181          40,647
   01/01/2012 to 12/31/2012                        $11.14181        $12.95171          50,903
   01/01/2013 to 12/31/2013                        $12.95171        $18.44178          32,516
   01/01/2014 to 12/31/2014                        $18.44178        $19.75356          34,426

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2006 to 12/31/2006                                 $10.14791         $9.86307           1,278
   01/01/2007 to 12/31/2007                                  $9.86307        $13.70023           8,015
   01/01/2008 to 12/31/2008                                 $13.70023         $6.77408          14,305
   01/01/2009 to 12/31/2009                                  $6.77408        $10.00208          76,768
   01/01/2010 to 12/31/2010                                 $10.00208        $11.91091          92,032
   01/01/2011 to 12/31/2011                                 $11.91091        $10.01899          72,277
   01/01/2012 to 12/31/2012                                 $10.01899        $10.26325          93,365
   01/01/2013 to 12/31/2013                                 $10.26325        $11.70716          82,847
   01/01/2014 to 12/31/2014                                 $11.70716        $10.60644          73,134
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2006 to 12/31/2006                                  $9.99006        $10.33443           2,601
   01/01/2007 to 12/31/2007                                 $10.33443        $11.20170           2,616
   01/01/2008 to 12/31/2008                                 $11.20170        $10.80461           2,292
   01/01/2009 to 12/31/2009                                 $10.80461        $11.97584          26,935
   01/01/2010 to 12/31/2010                                 $11.97584        $12.51967          33,454
   01/01/2011 to 12/31/2011                                 $12.51967        $12.88781          31,044
   01/01/2012 to 12/31/2012                                 $12.88781        $13.40697          37,702
   01/01/2013 to 12/31/2013                                 $13.40697        $12.75701          32,737
   01/01/2014 to 12/31/2014                                 $12.75701        $12.68214          26,795
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2006 to 12/31/2006                                  $9.97115        $10.68969               0
   01/01/2007 to 12/31/2007                                 $10.68969        $11.57765           1,228
   01/01/2008 to 12/31/2008                                 $11.57765         $6.60127           3,464
   01/01/2009 to 12/31/2009                                  $6.60127         $8.38178          74,208
   01/01/2010 to 12/31/2010                                  $8.38178         $9.49930          76,276
   01/01/2011 to 12/31/2011                                  $9.49930         $9.06689          65,508
   01/01/2012 to 12/31/2012                                  $9.06689         $9.95047          71,608
   01/01/2013 to 12/31/2013                                  $9.95047        $11.85423          69,522
   01/01/2014 to 12/31/2014                                 $11.85423        $12.36459          66,621
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007                                 $9.99906         $9.98594               0
   01/01/2008 to 12/31/2008                                  $9.98594         $9.35796               0
   01/01/2009 to 12/31/2009                                  $9.35796        $10.32747          84,145
   01/01/2010 to 12/31/2010                                 $10.32747        $11.00618         133,754
   01/01/2011 to 12/31/2011                                 $11.00618        $11.53676          95,603
   01/01/2012 to 12/31/2012                                 $11.53676        $12.30126         119,554
   01/01/2013 to 12/31/2013                                 $12.30126        $11.97983         118,738
   01/01/2014 to 12/31/2014                                 $11.97983        $12.69607         114,908
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99906        $10.40569               0
   01/01/2013 to 12/31/2013                                 $10.40569         $9.45060               0
   01/01/2014 to 12/31/2014                                  $9.45060         $9.46962               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008                                $10.07825         $6.66608          17,907
   01/01/2009 to 12/31/2009                                  $6.66608         $8.57160         161,207
   01/01/2010 to 12/31/2010                                  $8.57160         $9.34187         310,539
   01/01/2011 to 12/31/2011                                  $9.34187         $9.08148         224,098
   01/01/2012 to 09/21/2012                                  $9.08148        $10.21276               0



 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $7.81029         $9.51550        2,585,673
   01/01/2010 to 12/31/2010                               $9.51550        $10.42979        2,528,955
   01/01/2011 to 12/31/2011                              $10.42979         $9.93908        2,381,304
   01/01/2012 to 12/31/2012                               $9.93908        $10.95233        2,293,332
   01/01/2013 to 12/31/2013                              $10.95233        $11.79135        2,081,597
   01/01/2014 to 12/31/2014                              $11.79135        $11.98395        1,999,223
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009                               $7.81681         $9.66501          405,643
   01/01/2010 to 12/31/2010                               $9.66501        $10.75845          408,031
   01/01/2011 to 12/31/2011                              $10.75845        $10.54414          447,743
   01/01/2012 to 12/31/2012                              $10.54414        $11.73066          448,691
   01/01/2013 to 12/31/2013                              $11.73066        $13.38514          452,274
   01/01/2014 to 12/31/2014                              $13.38514        $13.90376          442,767
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009                               $6.85828         $8.48006              955
   01/01/2010 to 12/31/2010                               $8.48006         $9.45099            1,463
   01/01/2011 to 12/31/2011                               $9.45099         $9.58274              297
   01/01/2012 to 05/04/2012                               $9.58274        $10.39565                0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $8.12556         $9.75872        1,177,713
   01/01/2010 to 12/31/2010                               $9.75872        $10.72990        1,117,527
   01/01/2011 to 12/31/2011                              $10.72990        $10.37669          992,099
   01/01/2012 to 12/31/2012                              $10.37669        $11.42526          980,480
   01/01/2013 to 12/31/2013                              $11.42526        $13.15871          951,892
   01/01/2014 to 12/31/2014                              $13.15871        $13.72184          935,093
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99767         $9.13787            2,049
   01/01/2012 to 12/31/2012                               $9.13787        $10.00940            6,178
   01/01/2013 to 12/31/2013                              $10.00940        $10.86224           21,339
   01/01/2014 to 12/31/2014                              $10.86224        $11.15414           21,204
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99825        $10.46698              182
   01/01/2014 to 12/31/2014                              $10.46698        $10.61323              182
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
   05/01/2009 to 12/31/2009                               $9.67160         $9.34895                0
   01/01/2010 to 12/31/2010                               $9.34895        $10.12019                0
   01/01/2011 to 12/31/2011                              $10.12019        $10.86255                0
   01/01/2012 to 12/31/2012                              $10.86255        $11.07639                0
   01/01/2013 to 12/31/2013                              $11.07639        $10.76868                0
   01/01/2014 to 12/31/2014                              $10.76868        $10.59064                0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   05/01/2009 to 12/31/2009                              $11.32195        $11.03670           16,371
   01/01/2010 to 12/31/2010                              $11.03670        $12.01294           17,593
   01/01/2011 to 12/31/2011                              $12.01294        $13.35765                0
   01/01/2012 to 12/31/2012                              $13.35765        $13.82354                0
   01/01/2013 to 12/31/2013                              $13.82354        $13.10722                0
   01/01/2014 to 12/31/2014                              $13.10722        $13.17292                0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   05/01/2009 to 12/31/2009                            $11.28296        $10.90486            1,719
   01/01/2010 to 12/31/2010                            $10.90486        $11.88816                0
   01/01/2011 to 12/31/2011                            $11.88816        $13.49739                0
   01/01/2012 to 12/31/2012                            $13.49739        $13.98700                0
   01/01/2013 to 12/31/2013                            $13.98700        $13.03100                0
   01/01/2014 to 12/31/2014                            $13.03100        $13.30075                0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   05/01/2009 to 12/31/2009                             $9.36379         $8.76162                0
   01/01/2010 to 12/31/2010                             $8.76162         $9.59316           86,467
   01/01/2011 to 12/31/2011                             $9.59316        $11.14555            3,629
   01/01/2012 to 12/31/2012                            $11.14555        $11.60016                0
   01/01/2013 to 12/31/2013                            $11.60016        $10.61606            7,449
   01/01/2014 to 12/31/2014                            $10.61606        $11.03272            6,214
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   01/04/2010* to 12/31/2010                            $9.99767        $10.97418           34,183
   01/01/2011 to 12/31/2011                            $10.97418        $12.92454          171,247
   01/01/2012 to 12/31/2012                            $12.92454        $13.51172           93,962
   01/01/2013 to 12/31/2013                            $13.51172        $12.30125              873
   01/01/2014 to 12/31/2014                            $12.30125        $12.96721                0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99825        $11.98335           55,970
   01/01/2012 to 12/31/2012                            $11.98335        $12.41671           89,037
   01/01/2013 to 12/31/2013                            $12.41671        $10.97074            5,914
   01/01/2014 to 12/31/2014                            $10.97074        $11.85345            5,906
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99767        $10.36658            4,470
   01/01/2013 to 12/31/2013                            $10.36658         $9.11332          172,267
   01/01/2014 to 12/31/2014                             $9.11332        $10.04730           59,254
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99883         $8.72233          154,802
   01/01/2014 to 12/31/2014                             $8.72233         $9.78466           69,304
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99883        $11.26778           36,347
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14502        $10.29414                0
   01/01/2010 to 12/31/2010                            $10.29414        $11.46057                0
   01/01/2011 to 12/31/2011                            $11.46057        $10.56090                0
   01/01/2012 to 12/31/2012                            $10.56090        $11.70643                0
   01/01/2013 to 12/31/2013                            $11.70643        $15.06200                0
   01/01/2014 to 12/31/2014                            $15.06200        $16.25868                0
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                             $7.62186         $9.34393        1,812,334
   01/01/2010 to 12/31/2010                             $9.34393        $10.37074        1,767,556
   01/01/2011 to 12/31/2011                            $10.37074         $9.90639        1,650,713
   01/01/2012 to 12/31/2012                             $9.90639        $11.02837        1,555,937
   01/01/2013 to 12/31/2013                            $11.02837        $13.24495        1,561,781
   01/01/2014 to 12/31/2014                            $13.24495        $13.87306        1,553,356
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99825        $11.61702                0
   01/01/2014 to 12/31/2014                            $11.61702        $12.92033                0
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                             $6.83369        $10.31138                0
   01/01/2010 to 12/31/2010                            $10.31138        $12.99078              504
   01/01/2011 to 12/31/2011                            $12.99078        $13.55593               73
   01/01/2012 to 12/31/2012                            $13.55593        $15.30693              118
   01/01/2013 to 12/31/2013                            $15.30693        $15.45428               23
   01/01/2014 to 12/31/2014                            $15.45428        $19.80618              107

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99825         $9.65873           1,835
   01/01/2014 to 12/31/2014                                       $9.65873         $9.93793           1,835
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009                                       $7.09464         $8.71044         405,249
   01/01/2010 to 12/31/2010                                       $8.71044         $9.75195         412,281
   01/01/2011 to 12/31/2011                                       $9.75195         $9.40336         379,639
   01/01/2012 to 12/31/2012                                       $9.40336        $10.18410         395,793
   01/01/2013 to 12/31/2013                                      $10.18410        $11.44134         387,986
   01/01/2014 to 12/31/2014                                      $11.44134        $11.55347         389,012
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                       $7.44095         $8.88137          16,736
   01/01/2010 to 12/31/2010                                       $8.88137         $9.85295          18,386
   01/01/2011 to 12/31/2011                                       $9.85295         $9.40740          21,314
   01/01/2012 to 12/31/2012                                       $9.40740        $10.46483          26,619
   01/01/2013 to 12/31/2013                                      $10.46483        $12.21404          23,545
   01/01/2014 to 12/31/2014                                      $12.21404        $12.64070          25,915
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99826        $10.71445          40,068
   01/01/2013 to 12/31/2013                                      $10.71445        $13.05594          45,140
   01/01/2014 to 12/31/2014                                      $13.05594        $13.18731          42,323
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99825        $10.78251           1,225
   01/01/2014 to 12/31/2014                                      $10.78251        $10.82567           1,225
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                                       $5.70989         $8.06833           1,402
   01/01/2010 to 12/31/2010                                       $8.06833         $9.49404           1,184
   01/01/2011 to 12/31/2011                                       $9.49404         $8.82617             566
   01/01/2012 to 12/31/2012                                       $8.82617        $10.95611             581
   01/01/2013 to 12/31/2013                                      $10.95611        $11.19183             148
   01/01/2014 to 12/31/2014                                      $11.19183        $12.48181             349
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009                                       $8.61870        $11.01183               0
   01/01/2010 to 12/31/2010                                      $11.01183        $11.88909             209
   01/01/2011 to 12/31/2011                                      $11.88909        $11.17858               0
   01/01/2012 to 12/31/2012                                      $11.17858        $13.10590               0
   01/01/2013 to 12/31/2013                                      $13.10590        $16.64571               0
   01/01/2014 to 02/07/2014                                      $16.64571        $16.36765               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                       $6.79111         $8.18418               0
   01/01/2010 to 12/31/2010                                       $8.18418         $9.04440               0
   01/01/2011 to 12/31/2011                                       $9.04440         $8.36561               0
   01/01/2012 to 12/31/2012                                       $8.36561         $9.79991               0
   01/01/2013 to 12/31/2013                                       $9.79991        $12.81173               0
   01/01/2014 to 12/31/2014                                      $12.81173        $14.18909               0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                       $8.51861        $11.41627             427
   01/01/2010 to 12/31/2010                                      $11.41627        $13.39182           1,187
   01/01/2011 to 12/31/2011                                      $13.39182        $12.71994             263
   01/01/2012 to 12/31/2012                                      $12.71994        $14.89424             202
   01/01/2013 to 12/31/2013                                      $14.89424        $19.27459              32
   01/01/2014 to 12/31/2014                                      $19.27459        $21.04401             158

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2009 to 12/31/2009                           $7.75350         $9.17026          43,949
   01/01/2010 to 12/31/2010                           $9.17026        $10.01855          36,638
   01/01/2011 to 12/31/2011                          $10.01855         $9.75834          33,986
   01/01/2012 to 12/31/2012                           $9.75834        $10.52024          35,467
   01/01/2013 to 12/31/2013                          $10.52024        $11.31029          44,601
   01/01/2014 to 12/31/2014                          $11.31029        $11.51968          48,480
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $7.38651         $9.46659           1,076
   01/01/2010 to 12/31/2010                           $9.46659        $11.74810             465
   01/01/2011 to 12/31/2011                          $11.74810        $11.65091             456
   01/01/2012 to 12/31/2012                          $11.65091        $13.19484             500
   01/01/2013 to 12/31/2013                          $13.19484        $17.93083             209
   01/01/2014 to 12/31/2014                          $17.93083        $18.81697             471
------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $7.08739         $8.95107               0
   01/01/2010 to 12/31/2010                           $8.95107         $9.85304               0
   01/01/2011 to 12/31/2011                           $9.85304         $9.59855               0
   01/01/2012 to 12/31/2012                           $9.59855        $10.65551               0
   01/01/2013 to 12/31/2013                          $10.65551        $14.04359               0
   01/01/2014 to 12/31/2014                          $14.04359        $13.96212               0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2009 to 12/31/2009                           $8.23996        $10.29318             904
   01/01/2010 to 12/31/2010                          $10.29318        $11.43698           4,162
   01/01/2011 to 12/31/2011                          $11.43698        $11.55188           2,408
   01/01/2012 to 12/31/2012                          $11.55188        $12.87737             374
   01/01/2013 to 12/31/2013                          $12.87737        $13.51149              81
   01/01/2014 to 12/31/2014                          $13.51149        $13.56529             262
------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2009 to 12/31/2009                           $6.07814         $7.95060               0
   01/01/2010 to 12/31/2010                           $7.95060         $8.91178               0
   01/01/2011 to 12/31/2011                           $8.91178         $7.59690               0
   01/01/2012 to 12/31/2012                           $7.59690         $8.95135               0
   01/01/2013 to 12/31/2013                           $8.95135        $10.43284               0
   01/01/2014 to 12/31/2014                          $10.43284         $9.64884               0
------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2009 to 12/31/2009                           $6.75855         $8.75042             691
   01/01/2010 to 12/31/2010                           $8.75042         $9.51572             263
   01/01/2011 to 12/31/2011                           $9.51572         $8.14664             293
   01/01/2012 to 12/31/2012                           $8.14664         $9.30490             321
   01/01/2013 to 12/31/2013                           $9.30490        $10.88229             134
   01/01/2014 to 12/31/2014                          $10.88229         $9.93905             302
------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2009 to 12/31/2009                           $7.23727         $8.82580          12,012
   01/01/2010 to 12/31/2010                           $8.82580         $9.83405          15,656
   01/01/2011 to 12/31/2011                           $9.83405         $9.57260          14,436
   01/01/2012 to 12/31/2012                           $9.57260        $10.64380          18,387
   01/01/2013 to 12/31/2013                          $10.64380        $12.11634          29,591
   01/01/2014 to 12/31/2014                          $12.11634        $12.61628          32,188
------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2009 to 12/31/2009                           $7.77613        $10.43150           1,337
   01/01/2010 to 12/31/2010                          $10.43150        $10.94417           1,763
   01/01/2011 to 12/31/2011                          $10.94417         $9.73366             529
   01/01/2012 to 12/31/2012                           $9.73366        $11.61603             290
   01/01/2013 to 12/31/2013                          $11.61603        $13.11836              75
   01/01/2014 to 12/31/2014                          $13.11836        $12.02474             233

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2009 to 12/31/2009                              $9.56475        $11.06807         252,584
   01/01/2010 to 12/31/2010                             $11.06807        $11.62819         210,165
   01/01/2011 to 12/31/2011                             $11.62819        $11.41042         208,542
   01/01/2012 to 12/31/2012                             $11.41042        $12.36735         203,929
   01/01/2013 to 12/31/2013                             $12.36735        $13.44281         216,843
   01/01/2014 to 12/31/2014                             $13.44281        $13.87695         205,078
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08364        $10.28433               0
   01/01/2010 to 12/31/2010                             $10.28433        $11.20726               0
   01/01/2011 to 12/31/2011                             $11.20726        $11.04434               0
   01/01/2012 to 12/31/2012                             $11.04434        $12.45348               0
   01/01/2013 to 12/31/2013                             $12.45348        $16.64059               0
   01/01/2014 to 12/31/2014                             $16.64059        $17.83853               0
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $6.13017         $7.75509               0
   01/01/2010 to 12/31/2010                              $7.75509         $8.59095               0
   01/01/2011 to 12/31/2011                              $8.59095         $8.05852               0
   01/01/2012 to 12/31/2012                              $8.05852         $9.22079               0
   01/01/2013 to 12/31/2013                              $9.22079        $12.62489               0
   01/01/2014 to 12/31/2014                             $12.62489        $14.05810               0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                              $7.07656         $8.98924             599
   01/01/2010 to 12/31/2010                              $8.98924        $10.53837             861
   01/01/2011 to 12/31/2011                             $10.53837        $10.22269             345
   01/01/2012 to 12/31/2012                             $10.22269        $11.23474             358
   01/01/2013 to 12/31/2013                             $11.23474        $15.02504              76
   01/01/2014 to 12/31/2014                             $15.02504        $16.26647             222
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2009 to 12/31/2009                              $9.09626        $10.95231               0
   01/01/2010 to 12/31/2010                             $10.95231        $12.16009           5,465
   01/01/2011 to 12/31/2011                             $12.16009        $13.11538           1,712
   01/01/2012 to 12/31/2012                             $13.11538        $13.60028               0
   01/01/2013 to 12/31/2013                             $13.60028        $13.04772               0
   01/01/2014 to 12/31/2014                             $13.04772        $13.58919               0
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009                              $8.52874        $11.31440               0
   01/01/2010 to 12/31/2010                             $11.31440        $12.41066             197
   01/01/2011 to 12/31/2011                             $12.41066        $11.76918               0
   01/01/2012 to 12/31/2012                             $11.76918        $14.18000               0
   01/01/2013 to 12/31/2013                             $14.18000        $17.71763               0
   01/01/2014 to 12/31/2014                             $17.71763        $17.97436               0
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009                              $8.11993         $9.83697               0
   01/01/2010 to 12/31/2010                              $9.83697        $10.86121               0
   01/01/2011 to 12/31/2011                             $10.86121        $10.56972               0
   01/01/2012 to 12/31/2012                             $10.56972        $12.11467               0
   01/01/2013 to 12/31/2013                             $12.11467        $16.21309               0
   01/01/2014 to 12/31/2014                             $16.21309        $17.25433               0
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99826        $10.17925               0
   01/01/2013 to 12/31/2013                             $10.17925        $13.40346               0
   01/01/2014 to 12/31/2014                             $13.40346        $14.46206               0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $7.21188         $9.55328             692
   01/01/2010 to 12/31/2010                               $9.55328        $11.56022             263
   01/01/2011 to 12/31/2011                              $11.56022        $10.92663             293
   01/01/2012 to 12/31/2012                              $10.92663        $12.66562             322
   01/01/2013 to 12/31/2013                              $12.66562        $16.41830             134
   01/01/2014 to 12/31/2014                              $16.41830        $18.47873             303
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2009 to 12/31/2009                              $10.43295        $10.29201          14,531
   01/01/2010 to 12/31/2010                              $10.29201        $10.07791           1,709
   01/01/2011 to 12/31/2011                              $10.07791         $9.86837           3,458
   01/01/2012 to 12/31/2012                               $9.86837         $9.66107           3,566
   01/01/2013 to 12/31/2013                               $9.66107         $9.45779             195
   01/01/2014 to 12/31/2014                               $9.45779         $9.25875             529
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $6.82547         $9.23915               0
   01/01/2010 to 12/31/2010                               $9.23915        $11.16454             372
   01/01/2011 to 12/31/2011                              $11.16454        $10.65842               0
   01/01/2012 to 12/31/2012                              $10.65842        $12.22088               0
   01/01/2013 to 12/31/2013                              $12.22088        $16.98935               0
   01/01/2014 to 12/31/2014                              $16.98935        $19.00188               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02816        $10.06271               0
   01/01/2012 to 12/31/2012                              $10.06271        $10.33058               0
   01/01/2013 to 12/31/2013                              $10.33058         $9.82659               0
   01/01/2014 to 12/31/2014                               $9.82659        $10.11528               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $8.60280        $10.65813             594
   01/01/2010 to 12/31/2010                              $10.65813        $13.42615           1,491
   01/01/2011 to 12/31/2011                              $13.42615        $13.36567             609
   01/01/2012 to 12/31/2012                              $13.36567        $14.70405             786
   01/01/2013 to 12/31/2013                              $14.70405        $19.08876             301
   01/01/2014 to 12/31/2014                              $19.08876        $20.17050             169
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $6.99840         $8.49810           2,423
   01/01/2010 to 12/31/2010                               $8.49810        $10.00545           1,808
   01/01/2011 to 04/29/2011                              $10.00545        $11.20572               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99826        $10.29125               0
   01/01/2013 to 12/31/2013                              $10.29125        $11.98012               0
   01/01/2014 to 12/31/2014                              $11.98012        $12.33061               0
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009                               $6.16286         $9.06699             475
   01/01/2010 to 12/31/2010                               $9.06699        $10.85299           1,391
   01/01/2011 to 12/31/2011                              $10.85299         $8.47100             321
   01/01/2012 to 12/31/2012                               $8.47100         $9.77928             317
   01/01/2013 to 12/31/2013                               $9.77928         $9.59482              63
   01/01/2014 to 12/31/2014                               $9.59482         $8.95297             319
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                              $10.83850        $11.37025               0
   01/01/2010 to 12/31/2010                              $11.37025        $11.56490           5,769
   01/01/2011 to 12/31/2011                              $11.56490        $11.57644           2,885
   01/01/2012 to 12/31/2012                              $11.57644        $11.86441               0
   01/01/2013 to 12/31/2013                              $11.86441        $11.36215               0
   01/01/2014 to 12/31/2014                              $11.36215        $11.11228               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                                $10.73963        $11.88583           3,056
   01/01/2010 to 12/31/2010                                $11.88583        $12.53367          11,998
   01/01/2011 to 12/31/2011                                $12.53367        $12.66037           4,729
   01/01/2012 to 12/31/2012                                $12.66037        $13.54882           2,500
   01/01/2013 to 12/31/2013                                $13.54882        $13.01993             811
   01/01/2014 to 12/31/2014                                $13.01993        $13.28517           1,555
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $9.02684        $10.45297         454,267
   01/01/2010 to 12/31/2010                                $10.45297        $11.31482         415,615
   01/01/2011 to 12/31/2011                                $11.31482        $11.18744         376,199
   01/01/2012 to 12/31/2012                                $11.18744        $12.08780         405,336
   01/01/2013 to 12/31/2013                                $12.08780        $12.92344         405,941
   01/01/2014 to 12/31/2014                                $12.92344        $13.38204         396,738
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01817        $10.06259               0
   01/01/2012 to 12/31/2012                                $10.06259        $10.55085               0
   01/01/2013 to 12/31/2013                                $10.55085        $10.08987               0
   01/01/2014 to 12/31/2014                                $10.08987        $10.47613               0
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $6.69815         $8.15269         320,913
   01/01/2010 to 12/31/2010                                 $8.15269         $9.49915         335,516
   01/01/2011 to 12/31/2011                                 $9.49915         $8.72164         289,364
   01/01/2012 to 12/31/2012                                 $8.72164         $9.64095         276,214
   01/01/2013 to 12/31/2013                                 $9.64095        $11.04506         295,386
   01/01/2014 to 12/31/2014                                $11.04506        $11.80709         280,445
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009                                 $6.42608         $8.16461               0
   01/01/2010 to 12/31/2010                                 $8.16461         $9.19572             623
   01/01/2011 to 12/31/2011                                 $9.19572         $9.31379               0
   01/01/2012 to 12/31/2012                                 $9.31379        $10.83195               0
   01/01/2013 to 12/31/2013                                $10.83195        $14.04263               0
   01/01/2014 to 12/31/2014                                $14.04263        $16.11343               0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99825         $8.87224               0
   01/01/2012 to 12/31/2012                                 $8.87224         $9.82808               0
   01/01/2013 to 12/31/2013                                 $9.82808        $11.77614           3,317
   01/01/2014 to 12/31/2014                                $11.77614        $12.27770           3,316
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2009 to 12/31/2009                                 $7.44202         $8.84650          36,583
   01/01/2010 to 12/31/2010                                 $8.84650         $9.69251          46,112
   01/01/2011 to 12/31/2011                                 $9.69251         $9.31643          36,265
   01/01/2012 to 12/31/2012                                 $9.31643        $10.05781          42,650
   01/01/2013 to 12/31/2013                                $10.05781        $11.07099          30,600
   01/01/2014 to 12/31/2014                                $11.07099        $11.39502          37,309
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2009 to 12/31/2009                                 $6.75437         $8.29136          20,543
   01/01/2010 to 12/31/2010                                 $8.29136         $9.28112          29,681
   01/01/2011 to 12/31/2011                                 $9.28112         $8.86895          29,614
   01/01/2012 to 12/31/2012                                 $8.86895        $10.06261          31,938
   01/01/2013 to 12/31/2013                                $10.06261        $11.62983          46,344
   01/01/2014 to 12/31/2014                                $11.62983        $12.00354          53,486
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009                                 $8.16284        $10.02627          46,245
   01/01/2010 to 12/31/2010                                $10.02627        $10.97475          47,685
   01/01/2011 to 12/31/2011                                $10.97475        $10.38093          45,287
   01/01/2012 to 12/31/2012                                $10.38093        $11.29392          50,319
   01/01/2013 to 12/31/2013                                $11.29392        $12.64847          51,210
   01/01/2014 to 12/31/2014                                $12.64847        $12.75818          50,483

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2009 to 12/31/2009                                $7.17846         $9.33599               0
   01/01/2010 to 12/31/2010                                $9.33599        $12.11421             313
   01/01/2011 to 12/31/2011                               $12.11421        $10.30454           1,070
   01/01/2012 to 12/31/2012                               $10.30454        $12.11213           1,210
   01/01/2013 to 12/31/2013                               $12.11213        $16.69652             547
   01/01/2014 to 12/31/2014                               $16.69652        $17.15266           1,047
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $6.58987         $8.64603             263
   01/01/2010 to 12/31/2010                                $8.64603        $11.54673             207
   01/01/2011 to 12/31/2011                               $11.54673        $11.19338              82
   01/01/2012 to 12/31/2012                               $11.19338        $12.29157               0
   01/01/2013 to 12/31/2013                               $12.29157        $16.26529               0
   01/01/2014 to 12/31/2014                               $16.26529        $16.53096               0
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                $7.59461         $9.85035             229
   01/01/2010 to 12/31/2010                                $9.85035        $12.14978             417
   01/01/2011 to 12/31/2011                               $12.14978        $11.18351              71
   01/01/2012 to 12/31/2012                               $11.18351        $12.93597               0
   01/01/2013 to 12/31/2013                               $12.93597        $17.40023               0
   01/01/2014 to 12/31/2014                               $17.40023        $17.93134               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                $8.61061        $10.41585         227,995
   01/01/2010 to 12/31/2010                               $10.41585        $11.37298         263,450
   01/01/2011 to 12/31/2011                               $11.37298        $11.35486         257,883
   01/01/2012 to 12/31/2012                               $11.35486        $12.61577         288,496
   01/01/2013 to 12/31/2013                               $12.61577        $14.42921         320,672
   01/01/2014 to 12/31/2014                               $14.42921        $14.95605         331,895
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2009 to 12/31/2009                                $6.21709         $7.94114             675
   01/01/2010 to 12/31/2010                                $7.94114         $8.80362             945
   01/01/2011 to 12/31/2011                                $8.80362         $8.47732             314
   01/01/2012 to 12/31/2012                                $8.47732         $9.73017             341
   01/01/2013 to 12/31/2013                                $9.73017        $12.35305              80
   01/01/2014 to 12/31/2014                               $12.35305        $12.99600             222
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $7.33023         $9.65708               0
   01/01/2010 to 12/31/2010                                $9.65708        $10.94866               0
   01/01/2011 to 12/31/2011                               $10.94866        $10.53687               0
   01/01/2012 to 12/31/2012                               $10.53687        $12.12848               0
   01/01/2013 to 12/31/2013                               $12.12848        $17.10074               0
   01/01/2014 to 12/31/2014                               $17.10074        $18.13790               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009                                $9.78154        $13.05802             414
   01/01/2010 to 12/31/2010                               $13.05802        $15.39811           1,941
   01/01/2011 to 12/31/2011                               $15.39811        $12.82550             854
   01/01/2012 to 12/31/2012                               $12.82550        $13.00913             985
   01/01/2013 to 12/31/2013                               $13.00913        $14.69414             494
   01/01/2014 to 12/31/2014                               $14.69414        $13.18203             197
-----------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2009 to 12/31/2009                                $9.94104        $11.01755           1,252
   01/01/2010 to 12/31/2010                               $11.01755        $11.40516           5,304
   01/01/2011 to 12/31/2011                               $11.40516        $11.62600           2,357
   01/01/2012 to 12/31/2012                               $11.62600        $11.97556             297
   01/01/2013 to 12/31/2013                               $11.97556        $11.28342              42
   01/01/2014 to 12/31/2014                               $11.28342        $11.10740             126

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2009 to 12/31/2009                                  $6.79389         $8.61586           6,280
   01/01/2010 to 12/31/2010                                  $8.61586         $9.66907           4,063
   01/01/2011 to 12/31/2011                                  $9.66907         $9.13871           5,089
   01/01/2012 to 12/31/2012                                  $9.13871         $9.93078           5,256
   01/01/2013 to 12/31/2013                                  $9.93078        $11.71505           5,730
   01/01/2014 to 12/31/2014                                 $11.71505        $12.09976          11,030
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                                  $9.39406        $10.11398               0
   01/01/2010 to 12/31/2010                                 $10.11398        $10.67324           5,081
   01/01/2011 to 12/31/2011                                 $10.67324        $11.07849           3,621
   01/01/2012 to 12/31/2012                                 $11.07849        $11.69664             891
   01/01/2013 to 12/31/2013                                 $11.69664        $11.27951             343
   01/01/2014 to 12/31/2014                                 $11.27951        $11.83691             332
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009                                  $6.62234         $8.43190          32,302
   01/01/2010 to 12/31/2010                                  $8.43190         $9.09971          46,682
   01/01/2011 to 12/31/2011                                  $9.09971         $8.75962          40,420
   01/01/2012 to 09/21/2012                                  $8.75962         $9.78063               0



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                               $9.97023        $10.55993              913
   01/01/2007 to 12/31/2007                              $10.55993        $11.36107          100,987
   01/01/2008 to 12/31/2008                              $11.36107         $7.63028          267,837
   01/01/2009 to 12/31/2009                               $7.63028         $9.34859        1,448,844
   01/01/2010 to 12/31/2010                               $9.34859        $10.31243        1,890,984
   01/01/2011 to 12/31/2011                              $10.31243         $9.89009        1,805,019
   01/01/2012 to 12/31/2012                               $9.89009        $10.96824        2,011,007
   01/01/2013 to 12/31/2013                              $10.96824        $11.88394        1,925,331
   01/01/2014 to 12/31/2014                              $11.88394        $12.15543        1,797,741
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2006 to 12/31/2006                               $9.98895        $10.50357                0
   01/01/2007 to 12/31/2007                              $10.50357        $11.33129           28,359
   01/01/2008 to 12/31/2008                              $11.33129         $7.83651          410,795
   01/01/2009 to 12/31/2009                               $7.83651         $9.74357        1,065,251
   01/01/2010 to 12/31/2010                               $9.74357        $10.91538        1,244,044
   01/01/2011 to 12/31/2011                              $10.91538        $10.76640        1,046,329
   01/01/2012 to 12/31/2012                              $10.76640        $12.05491        1,172,164
   01/01/2013 to 12/31/2013                              $12.05491        $13.84312        1,205,241
   01/01/2014 to 12/31/2014                              $13.84312        $14.47156        1,131,297

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2006 to 12/31/2006                             $9.98458        $11.03890                0
   01/01/2007 to 12/31/2007                            $11.03890        $10.86336                0
   01/01/2008 to 12/31/2008                            $10.86336         $6.98402            4,142
   01/01/2009 to 12/31/2009                             $6.98402         $8.10380           72,171
   01/01/2010 to 12/31/2010                             $8.10380         $9.08951           88,602
   01/01/2011 to 12/31/2011                             $9.08951         $9.27515           81,629
   01/01/2012 to 05/04/2012                             $9.27515        $10.08400                0
--------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                            $9.99878        $10.11057              443
   01/01/2014 to 12/31/2014                            $10.11057         $9.64981              443
--------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                            $9.99878        $11.65113                0
   01/01/2014 to 12/31/2014                            $11.65113        $12.99059                0
--------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97964        $10.51630            1,514
   01/01/2007 to 12/31/2007                            $10.51630        $11.30038           41,664
   01/01/2008 to 12/31/2008                            $11.30038         $7.93788          297,217
   01/01/2009 to 12/31/2009                             $7.93788         $9.64261        2,080,381
   01/01/2010 to 12/31/2010                             $9.64261        $10.66999        3,078,933
   01/01/2011 to 12/31/2011                            $10.66999        $10.38471        2,664,033
   01/01/2012 to 12/31/2012                            $10.38471        $11.50742        2,980,799
   01/01/2013 to 12/31/2013                            $11.50742        $13.33818        2,835,089
   01/01/2014 to 12/31/2014                            $13.33818        $13.99825        2,580,419
--------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                            $9.99878         $9.17771           27,571
   01/01/2012 to 12/31/2012                             $9.17771        $10.11758           45,347
   01/01/2013 to 12/31/2013                            $10.11758        $11.04981           39,653
   01/01/2014 to 12/31/2014                            $11.04981        $11.41945           37,346
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99878        $10.51269              790
   01/01/2014 to 12/31/2014                            $10.51269        $10.72788              446
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14555        $10.30277            2,881
   01/01/2010 to 12/31/2010                            $10.30277        $11.54366            7,672
   01/01/2011 to 12/31/2011                            $11.54366        $10.70544            4,788
   01/01/2012 to 12/31/2012                            $10.70544        $11.94282            8,098
   01/01/2013 to 12/31/2013                            $11.94282        $15.46451            7,288
   01/01/2014 to 12/31/2014                            $15.46451        $16.80005            6,595
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97994        $10.61841                0
   01/01/2007 to 12/31/2007                            $10.61841        $11.47849            5,082
   01/01/2008 to 12/31/2008                            $11.47849         $7.35768          104,972
   01/01/2009 to 12/31/2009                             $7.35768         $9.08512        1,391,280
   01/01/2010 to 12/31/2010                             $9.08512        $10.14802        1,949,878
   01/01/2011 to 12/31/2011                            $10.14802         $9.75559        1,552,211
   01/01/2012 to 12/31/2012                             $9.75559        $10.93015        1,896,953
   01/01/2013 to 12/31/2013                            $10.93015        $13.21096        1,995,280
   01/01/2014 to 12/31/2014                            $13.21096        $13.92614        1,898,060
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99878        $11.68047              351
   01/01/2014 to 12/31/2014                            $11.68047        $13.07408            3,490

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2006 to 12/31/2006                                       $9.88721        $12.13324              166
   01/01/2007 to 12/31/2007                                      $12.13324         $9.56982              166
   01/01/2008 to 12/31/2008                                       $9.56982         $6.12347              488
   01/01/2009 to 12/31/2009                                       $6.12347         $7.95926           48,134
   01/01/2010 to 12/31/2010                                       $7.95926        $10.09166           49,938
   01/01/2011 to 12/31/2011                                      $10.09166        $10.59795           44,937
   01/01/2012 to 12/31/2012                                      $10.59795        $12.04361           56,589
   01/01/2013 to 12/31/2013                                      $12.04361        $12.23736           46,108
   01/01/2014 to 12/31/2014                                      $12.23736        $15.78363           36,491
------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                       $9.98305        $10.46876                0
   01/01/2007 to 12/31/2007                                      $10.46876         $8.48077                0
   01/01/2008 to 07/18/2008                                       $8.48077         $7.77774                0
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99878         $9.70095           13,188
   01/01/2014 to 12/31/2014                                       $9.70095        $10.04521           13,066
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2006 to 12/31/2006                                       $9.99878        $10.53957              605
   01/01/2007 to 12/31/2007                                      $10.53957        $11.27155              934
   01/01/2008 to 12/31/2008                                      $11.27155         $7.27517           69,413
   01/01/2009 to 12/31/2009                                       $7.27517         $8.87719          332,623
   01/01/2010 to 12/31/2010                                       $8.87719        $10.00230          474,324
   01/01/2011 to 12/31/2011                                      $10.00230         $9.70641          473,551
   01/01/2012 to 12/31/2012                                       $9.70641        $10.57978          538,274
   01/01/2013 to 12/31/2013                                      $10.57978        $11.96203          511,688
   01/01/2014 to 12/31/2014                                      $11.96203        $12.15669          491,669
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2008* to 12/31/2008                                     $10.10365         $7.51563           10,741
   01/01/2009 to 12/31/2009                                       $7.51563         $8.97650           94,153
   01/01/2010 to 12/31/2010                                       $8.97650        $10.02218          105,837
   01/01/2011 to 12/31/2011                                      $10.02218         $9.63018           92,215
   01/01/2012 to 12/31/2012                                       $9.63018        $10.78143          140,503
   01/01/2013 to 12/31/2013                                      $10.78143        $12.66415          141,792
   01/01/2014 to 12/31/2014                                      $12.66415        $13.19051          151,743
------------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008                                      $9.99878         $7.47907            7,132
   01/01/2009 to 11/13/2009                                       $7.47907         $8.37764                0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99878        $10.76085        1,163,113
   01/01/2013 to 12/31/2013                                      $10.76085        $13.19628        1,174,808
   01/01/2014 to 12/31/2014                                      $13.19628        $13.41442        1,036,551
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99878        $10.82956           12,775
   01/01/2014 to 12/31/2014                                      $10.82956        $10.94259           22,876
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008                                     $10.17546         $6.11844                0
   01/01/2009 to 12/31/2009                                       $6.11844         $8.14381           25,045
   01/01/2010 to 12/31/2010                                       $8.14381         $9.64413           35,409
   01/01/2011 to 12/31/2011                                       $9.64413         $9.02305           27,948
   01/01/2012 to 12/31/2012                                       $9.02305        $11.27234           28,233
   01/01/2013 to 12/31/2013                                      $11.27234        $11.58862           29,443
   01/01/2014 to 12/31/2014                                      $11.58862        $13.00698           22,265

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2006 to 12/31/2006                            $9.93514        $10.26599           1,730
   01/01/2007 to 12/31/2007                           $10.26599        $11.52872           1,734
   01/01/2008 to 12/31/2008                           $11.52872         $6.78433           3,944
   01/01/2009 to 12/31/2009                            $6.78433         $9.98592          70,769
   01/01/2010 to 12/31/2010                            $9.98592        $10.85057          99,315
   01/01/2011 to 12/31/2011                           $10.85057        $10.26731          76,138
   01/01/2012 to 12/31/2012                           $10.26731        $12.11480          86,030
   01/01/2013 to 12/31/2013                           $12.11480        $15.48538          73,982
   01/01/2014 to 02/07/2014                           $15.48538        $15.23688               0
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                            $9.96074        $11.04934               0
   01/01/2007 to 12/31/2007                           $11.04934        $11.44345           6,599
   01/01/2008 to 12/31/2008                           $11.44345         $6.68664           7,508
   01/01/2009 to 12/31/2009                            $6.68664         $7.85195          61,439
   01/01/2010 to 12/31/2010                            $7.85195         $8.73274          90,040
   01/01/2011 to 12/31/2011                            $8.73274         $8.12897          75,466
   01/01/2012 to 12/31/2012                            $8.12897         $9.58378          85,828
   01/01/2013 to 12/31/2013                            $9.58378        $12.60920          83,302
   01/01/2014 to 12/31/2014                           $12.60920        $14.05419          83,977
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                            $9.95813         $9.88034             571
   01/01/2007 to 12/31/2007                            $9.88034        $11.61687             772
   01/01/2008 to 12/31/2008                           $11.61687         $6.77623           8,178
   01/01/2009 to 12/31/2009                            $6.77623        $10.48781          76,995
   01/01/2010 to 12/31/2010                           $10.48781        $12.38123         102,984
   01/01/2011 to 12/31/2011                           $12.38123        $11.83537          79,956
   01/01/2012 to 12/31/2012                           $11.83537        $13.94732          85,009
   01/01/2013 to 12/31/2013                           $13.94732        $18.16471          81,697
   01/01/2014 to 12/31/2014                           $18.16471        $19.95920          88,110
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2008* to 12/31/2008                          $10.08932         $7.62474          22,897
   01/01/2009 to 12/31/2009                            $7.62474         $9.26866         380,849
   01/01/2010 to 12/31/2010                            $9.26866        $10.19072         594,281
   01/01/2011 to 12/31/2011                           $10.19072         $9.98931         548,195
   01/01/2012 to 12/31/2012                            $9.98931        $10.83837         606,880
   01/01/2013 to 12/31/2013                           $10.83837        $11.72689         569,131
   01/01/2014 to 12/31/2014                           $11.72689        $12.02047         447,067
-------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008                          $10.03366         $7.64561           2,423
   01/01/2009 to 12/31/2009                            $7.64561         $9.55496          54,289
   01/01/2010 to 12/31/2010                            $9.55496        $11.93357          60,770
   01/01/2011 to 12/31/2011                           $11.93357        $11.91052          50,167
   01/01/2012 to 12/31/2012                           $11.91052        $13.57541          59,955
   01/01/2013 to 12/31/2013                           $13.57541        $18.56597          56,249
   01/01/2014 to 12/31/2014                           $18.56597        $19.60819          57,934
-------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                            $9.94947        $11.03138               0
   01/01/2007 to 12/31/2007                           $11.03138        $10.99566               0
   01/01/2008 to 12/31/2008                           $10.99566         $6.79217           2,459
   01/01/2009 to 12/31/2009                            $6.79217         $7.91375           7,430
   01/01/2010 to 12/31/2010                            $7.91375         $8.76694           8,147
   01/01/2011 to 12/31/2011                            $8.76694         $8.59508          14,220
   01/01/2012 to 12/31/2012                            $8.59508         $9.60272          23,969
   01/01/2013 to 12/31/2013                            $9.60272        $12.73700          17,684
   01/01/2014 to 12/31/2014                           $12.73700        $12.74433          16,675

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2006 to 12/31/2006                              $9.99878        $10.57993           1,007
   01/01/2007 to 12/31/2007                             $10.57993        $10.68144           1,006
   01/01/2008 to 12/31/2008                             $10.68144         $7.83540           2,299
   01/01/2009 to 12/31/2009                              $7.83540        $10.46419          37,304
   01/01/2010 to 12/31/2010                             $10.46419        $11.70145          43,867
   01/01/2011 to 12/31/2011                             $11.70145        $11.89455          38,567
   01/01/2012 to 12/31/2012                             $11.89455        $13.34449          42,065
   01/01/2013 to 12/31/2013                             $13.34449        $14.09138          93,965
   01/01/2014 to 12/31/2014                             $14.09138        $14.23830         128,243
---------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2006* to 12/31/2006                             $9.99230        $10.61918             140
   01/01/2007 to 12/31/2007                             $10.61918        $12.45473           1,521
   01/01/2008 to 12/31/2008                             $12.45473         $6.10680           5,941
   01/01/2009 to 12/31/2009                              $6.10680         $8.13975          46,764
   01/01/2010 to 12/31/2010                              $8.13975         $9.18212          64,939
   01/01/2011 to 12/31/2011                              $9.18212         $7.87741          47,344
   01/01/2012 to 12/31/2012                              $7.87741         $9.34153          56,168
   01/01/2013 to 12/31/2013                              $9.34153        $10.95737          59,696
   01/01/2014 to 12/31/2014                             $10.95737        $10.19900          53,558
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2006* to 12/31/2006                            $10.01044        $10.88251             797
   01/01/2007 to 12/31/2007                             $10.88251        $12.62967           2,265
   01/01/2008 to 12/31/2008                             $12.62967         $6.96767           4,797
   01/01/2009 to 12/31/2009                              $6.96767         $8.95840          40,435
   01/01/2010 to 12/31/2010                              $8.95840         $9.80419          48,810
   01/01/2011 to 12/31/2011                              $9.80419         $8.44724          38,002
   01/01/2012 to 12/31/2012                              $8.44724         $9.71020          36,457
   01/01/2013 to 12/31/2013                              $9.71020        $11.42914          36,661
   01/01/2014 to 12/31/2014                             $11.42914        $10.50540          34,854
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2008* to 12/31/2008                            $10.11184         $7.14813           7,915
   01/01/2009 to 12/31/2009                              $7.14813         $8.92055         202,187
   01/01/2010 to 12/31/2010                              $8.92055        $10.00306         337,015
   01/01/2011 to 12/31/2011                             $10.00306         $9.79933         273,284
   01/01/2012 to 12/31/2012                              $9.79933        $10.96573         428,350
   01/01/2013 to 12/31/2013                             $10.96573        $12.56267         427,677
   01/01/2014 to 12/31/2014                             $12.56267        $13.16471         438,163
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.99878        $10.59589           2,132
   01/01/2007 to 12/31/2007                             $10.59589        $11.42390           4,147
   01/01/2008 to 12/31/2008                             $11.42390         $6.59757           6,402
   01/01/2009 to 12/31/2009                              $6.59757         $8.83238         122,682
   01/01/2010 to 12/31/2010                              $8.83238         $9.32582         180,517
   01/01/2011 to 12/31/2011                              $9.32582         $8.34746         148,594
   01/01/2012 to 12/31/2012                              $8.34746        $10.02572         165,959
   01/01/2013 to 12/31/2013                             $10.02572        $11.39477         165,655
   01/01/2014 to 12/31/2014                             $11.39477        $10.51178         172,283
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2006 to 12/31/2006                              $9.96743        $10.55233               0
   01/01/2007 to 12/31/2007                             $10.55233        $10.59752           3,823
   01/01/2008 to 12/31/2008                             $10.59752         $8.60156         192,421
   01/01/2009 to 12/31/2009                              $8.60156        $10.34049         560,319
   01/01/2010 to 12/31/2010                             $10.34049        $10.93339         630,666
   01/01/2011 to 12/31/2011                             $10.93339        $10.79715         543,294
   01/01/2012 to 12/31/2012                             $10.79715        $11.77764         617,500
   01/01/2013 to 12/31/2013                             $11.77764        $12.88377         602,006
   01/01/2014 to 12/31/2014                             $12.88377        $13.38501         531,246

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                       $10.08417        $10.29296             207
   01/01/2010 to 12/31/2010                        $10.29296        $11.28842           7,330
   01/01/2011 to 12/31/2011                        $11.28842        $11.19543           9,235
   01/01/2012 to 12/31/2012                        $11.19543        $12.70486          14,407
   01/01/2013 to 12/31/2013                        $12.70486        $17.08522          12,168
   01/01/2014 to 12/31/2014                        $17.08522        $18.43253          11,610
----------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.96010        $11.02741               0
   01/01/2007 to 12/31/2007                        $11.02741        $10.53913               0
   01/01/2008 to 12/31/2008                        $10.53913         $6.07526           3,266
   01/01/2009 to 12/31/2009                         $6.07526         $7.14882          25,743
   01/01/2010 to 12/31/2010                         $7.14882         $7.97004          23,706
   01/01/2011 to 12/31/2011                         $7.97004         $7.52387          15,875
   01/01/2012 to 12/31/2012                         $7.52387         $8.66421          19,520
   01/01/2013 to 12/31/2013                         $8.66421        $11.93878          71,477
   01/01/2014 to 12/31/2014                        $11.93878        $13.37925          81,591
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.94825        $10.23084             291
   01/01/2007 to 12/31/2007                        $10.23084        $11.58722           5,356
   01/01/2008 to 12/31/2008                        $11.58722         $6.43168          14,029
   01/01/2009 to 12/31/2009                         $6.43168         $8.22245         110,045
   01/01/2010 to 12/31/2010                         $8.22245         $9.70112         123,126
   01/01/2011 to 12/31/2011                         $9.70112         $9.47069          96,535
   01/01/2012 to 12/31/2012                         $9.47069        $10.47506         107,212
   01/01/2013 to 12/31/2013                        $10.47506        $14.09869          98,111
   01/01/2014 to 12/31/2014                        $14.09869        $15.36131         151,511
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2006 to 12/31/2006                         $9.99878        $10.49407           1,870
   01/01/2007 to 12/31/2007                        $10.49407        $10.96754           1,870
   01/01/2008 to 12/31/2008                        $10.96754         $8.29284           4,561
   01/01/2009 to 12/31/2009                         $8.29284        $10.99748          69,598
   01/01/2010 to 12/31/2010                        $10.99748        $12.28850          80,048
   01/01/2011 to 12/31/2011                        $12.28850        $13.33842         101,190
   01/01/2012 to 12/31/2012                        $13.33842        $13.92024         160,553
   01/01/2013 to 12/31/2013                        $13.92024        $13.44019         111,162
   01/01/2014 to 12/31/2014                        $13.44019        $14.08757         116,164
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2006 to 12/31/2006                         $9.96031        $11.11912               0
   01/01/2007 to 12/31/2007                        $11.11912        $11.98384               0
   01/01/2008 to 12/31/2008                        $11.98384         $7.79348             450
   01/01/2009 to 12/31/2009                         $7.79348        $10.09751          37,756
   01/01/2010 to 12/31/2010                        $10.09751        $11.14683          52,527
   01/01/2011 to 12/31/2011                        $11.14683        $10.63837          44,621
   01/01/2012 to 12/31/2012                        $10.63837        $12.89979          46,265
   01/01/2013 to 12/31/2013                        $12.89979        $16.22135          51,782
   01/01/2014 to 12/31/2014                        $16.22135        $16.56179          60,769
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.93189        $10.39722               0
   01/01/2007 to 12/31/2007                        $10.39722        $11.79034               0
   01/01/2008 to 12/31/2008                        $11.79034         $7.39900             924
   01/01/2009 to 12/31/2009                         $7.39900         $9.06133          23,462
   01/01/2010 to 12/31/2010                         $9.06133        $10.06879          30,167
   01/01/2011 to 12/31/2011                        $10.06879         $9.86114          21,142
   01/01/2012 to 12/31/2012                         $9.86114        $11.37499          25,706
   01/01/2013 to 12/31/2013                        $11.37499        $15.32063          23,438
   01/01/2014 to 12/31/2014                        $15.32063        $16.40889          21,606

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                              $9.99878        $10.20344               0
   01/01/2013 to 12/31/2013                              $10.20344        $13.52129               0
   01/01/2014 to 12/31/2014                              $13.52129        $14.68262           3,033
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                               $9.92921        $10.41714               0
   01/01/2007 to 12/31/2007                              $10.41714        $10.54484             189
   01/01/2008 to 12/31/2008                              $10.54484         $6.42811           1,781
   01/01/2009 to 12/31/2009                               $6.42811         $8.79579          36,001
   01/01/2010 to 12/31/2010                               $8.79579        $10.71178          40,534
   01/01/2011 to 12/31/2011                              $10.71178        $10.18940          34,567
   01/01/2012 to 12/31/2012                              $10.18940        $11.88679          37,133
   01/01/2013 to 12/31/2013                              $11.88679        $15.50742          27,750
   01/01/2014 to 12/31/2014                              $15.50742        $17.56527          21,213
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2006* to 12/31/2006                              $9.99995        $10.22148             482
   01/01/2007 to 12/31/2007                              $10.22148        $10.56348          11,263
   01/01/2008 to 12/31/2008                              $10.56348        $10.66843          98,329
   01/01/2009 to 12/31/2009                              $10.66843        $10.53641         165,957
   01/01/2010 to 12/31/2010                              $10.53641        $10.38330         153,374
   01/01/2011 to 12/31/2011                              $10.38330        $10.23237         216,266
   01/01/2012 to 12/31/2012                              $10.23237        $10.08177         118,514
   01/01/2013 to 12/31/2013                              $10.08177         $9.93241          57,725
   01/01/2014 to 12/31/2014                               $9.93241         $9.78601          68,986
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $10.03591        $10.17364           3,268
   01/01/2007 to 12/31/2007                              $10.17364        $10.34028           3,268
   01/01/2008 to 12/31/2008                              $10.34028         $5.88237           4,751
   01/01/2009 to 12/31/2009                               $5.88237         $8.15096          47,142
   01/01/2010 to 12/31/2010                               $8.15096         $9.91264          61,138
   01/01/2011 to 12/31/2011                               $9.91264         $9.52368          44,631
   01/01/2012 to 12/31/2012                               $9.52368        $10.98985          61,378
   01/01/2013 to 12/31/2013                              $10.98985        $15.37586          91,344
   01/01/2014 to 12/31/2014                              $15.37586        $17.30744          98,054
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02869        $10.07378               0
   01/01/2012 to 12/31/2012                              $10.07378        $10.40835          11,252
   01/01/2013 to 12/31/2013                              $10.40835         $9.96405           2,870
   01/01/2014 to 12/31/2014                               $9.96405        $10.32244           2,906
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.96516        $10.21663             640
   01/01/2007 to 12/31/2007                              $10.21663        $12.29972             640
   01/01/2008 to 12/31/2008                              $12.29972         $6.88496           1,416
   01/01/2009 to 12/31/2009                               $6.88496         $8.80389          30,700
   01/01/2010 to 12/31/2010                               $8.80389        $11.16124          41,167
   01/01/2011 to 12/31/2011                              $11.16124        $11.18202          31,495
   01/01/2012 to 12/31/2012                              $11.18202        $12.38071          42,754
   01/01/2013 to 12/31/2013                              $12.38071        $16.17546          46,339
   01/01/2014 to 12/31/2014                              $16.17546        $17.20161          43,807
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98819         $9.46047               0
   01/01/2007 to 12/31/2007                               $9.46047        $11.06423               0
   01/01/2008 to 12/31/2008                              $11.06423         $6.26360               0
   01/01/2009 to 12/31/2009                               $6.26360         $7.56354          58,111
   01/01/2010 to 12/31/2010                               $7.56354         $8.96219          69,168
   01/01/2011 to 04/29/2011                               $8.96219        $10.05822               0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                            $9.99878        $10.33587           92,540
   01/01/2013 to 12/31/2013                            $10.33587        $12.10927          101,515
   01/01/2014 to 12/31/2014                            $12.10927        $12.54341           93,656
--------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008                           $10.10152         $5.57838              676
   01/01/2009 to 12/31/2009                             $5.57838         $9.15161           95,127
   01/01/2010 to 12/31/2010                             $9.15161        $11.02430          157,294
   01/01/2011 to 12/31/2011                            $11.02430         $8.65975          107,754
   01/01/2012 to 12/31/2012                             $8.65975        $10.06126          119,803
   01/01/2013 to 12/31/2013                            $10.06126         $9.93469          132,139
   01/01/2014 to 12/31/2014                             $9.93469         $9.32944          108,747
--------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2006 to 12/31/2006                             $9.98038        $10.18291              822
   01/01/2007 to 12/31/2007                            $10.18291        $10.71370            3,817
   01/01/2008 to 12/31/2008                            $10.71370        $10.67302           12,467
   01/01/2009 to 12/31/2009                            $10.67302        $11.59095           65,950
   01/01/2010 to 12/31/2010                            $11.59095        $11.86479          101,552
   01/01/2011 to 12/31/2011                            $11.86479        $11.95240           88,543
   01/01/2012 to 12/31/2012                            $11.95240        $12.32842           84,235
   01/01/2013 to 12/31/2013                            $12.32842        $11.88219           67,845
   01/01/2014 to 12/31/2014                            $11.88219        $11.69537           51,011
--------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2006* to 12/31/2006                            $9.97143        $10.31569            2,360
   01/01/2007 to 12/31/2007                            $10.31569        $11.00674            6,818
   01/01/2008 to 12/31/2008                            $11.00674        $10.59906           59,422
   01/01/2009 to 12/31/2009                            $10.59906        $12.16820          657,223
   01/01/2010 to 12/31/2010                            $12.16820        $12.91362          882,950
   01/01/2011 to 12/31/2011                            $12.91362        $13.12736          762,990
   01/01/2012 to 12/31/2012                            $13.12736        $14.13877          804,965
   01/01/2013 to 12/31/2013                            $14.13877        $13.67387          819,345
   01/01/2014 to 12/31/2014                            $13.67387        $14.04184          720,641
--------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97936        $10.42920                0
   01/01/2007 to 12/31/2007                            $10.42920        $11.17019                0
   01/01/2008 to 12/31/2008                            $11.17019         $8.86059          102,585
   01/01/2009 to 12/31/2009                             $8.86059        $10.47883        1,259,108
   01/01/2010 to 12/31/2010                            $10.47883        $11.41546        1,554,207
   01/01/2011 to 12/31/2011                            $11.41546        $11.35900        1,466,171
   01/01/2012 to 12/31/2012                            $11.35900        $12.35189        1,484,014
   01/01/2013 to 12/31/2013                            $12.35189        $13.29032        1,404,897
   01/01/2014 to 12/31/2014                            $13.29032        $13.85018        1,271,608
--------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                           $10.01870        $10.07372                0
   01/01/2012 to 12/31/2012                            $10.07372        $10.63032           26,521
   01/01/2013 to 12/31/2013                            $10.63032        $10.23100            9,459
   01/01/2014 to 12/31/2014                            $10.23100        $10.69075           19,546
--------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.99878        $10.31835              963
   01/01/2007 to 12/31/2007                            $10.31835        $11.32572            1,992
   01/01/2008 to 12/31/2008                            $11.32572         $6.61574           43,302
   01/01/2009 to 12/31/2009                             $6.61574         $8.21100          649,862
   01/01/2010 to 12/31/2010                             $8.21100         $9.62824        1,024,195
   01/01/2011 to 12/31/2011                             $9.62824         $8.89662          618,018
   01/01/2012 to 12/31/2012                             $8.89662         $9.89749          895,499
   01/01/2013 to 12/31/2013                             $9.89749        $11.41147          929,338
   01/01/2014 to 12/31/2014                            $11.41147        $12.27686          900,669

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                                $9.99878         $9.61680               0
   01/01/2014 to 12/31/2014                                 $9.61680         $9.24113               0
------------------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                                $9.99878        $11.69074               0
   01/01/2014 to 12/31/2014                                $11.69074        $13.27356           7,579
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2006 to 12/31/2006                                 $9.95101        $10.74401           1,493
   01/01/2007 to 12/31/2007                                $10.74401        $10.80475           8,072
   01/01/2008 to 12/31/2008                                $10.80475         $6.52358           8,068
   01/01/2009 to 12/31/2009                                 $6.52358         $7.82975          14,358
   01/01/2010 to 12/31/2010                                 $7.82975         $8.87493          17,621
   01/01/2011 to 12/31/2011                                 $8.87493         $9.04620          19,617
   01/01/2012 to 12/31/2012                                 $9.04620        $10.58828          18,611
   01/01/2013 to 12/31/2013                                $10.58828        $13.81472          24,776
   01/01/2014 to 12/31/2014                                $13.81472        $15.95344          39,461
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99878         $8.91039               0
   01/01/2012 to 12/31/2012                                 $8.91039         $9.93353               0
   01/01/2013 to 12/31/2013                                 $9.93353        $11.97880               0
   01/01/2014 to 12/31/2014                                $11.97880        $12.56898               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2008* to 12/31/2008                               $10.08114         $7.35525           6,399
   01/01/2009 to 12/31/2009                                 $7.35525         $8.94137         710,037
   01/01/2010 to 12/31/2010                                 $8.94137         $9.85912         876,483
   01/01/2011 to 12/31/2011                                 $9.85912         $9.53718         753,640
   01/01/2012 to 12/31/2012                                 $9.53718        $10.36223         790,870
   01/01/2013 to 12/31/2013                                $10.36223        $11.47907         732,688
   01/01/2014 to 12/31/2014                                $11.47907        $11.89064         712,369
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2008* to 12/31/2008                               $10.09932         $6.70558          31,267
   01/01/2009 to 12/31/2009                                 $6.70558         $8.38031         510,348
   01/01/2010 to 12/31/2010                                 $8.38031         $9.44069         604,808
   01/01/2011 to 12/31/2011                                 $9.44069         $9.07919         441,577
   01/01/2012 to 12/31/2012                                 $9.07919        $10.36728         645,075
   01/01/2013 to 12/31/2013                                $10.36728        $12.05873         657,123
   01/01/2014 to 12/31/2014                                $12.05873        $12.52598         613,402
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2006 to 12/31/2006                                 $9.98453        $10.58459               0
   01/01/2007 to 12/31/2007                                $10.58459        $11.35743               0
   01/01/2008 to 12/31/2008                                $11.35743         $7.81125          38,731
   01/01/2009 to 12/31/2009                                 $7.81125         $9.80559         324,820
   01/01/2010 to 12/31/2010                                 $9.80559        $10.80184         483,337
   01/01/2011 to 12/31/2011                                $10.80184        $10.28267         415,490
   01/01/2012 to 12/31/2012                                $10.28267        $11.25882         450,693
   01/01/2013 to 12/31/2013                                $11.25882        $12.68975         433,109
   01/01/2014 to 12/31/2014                                $12.68975        $12.88182         393,995
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2006 to 12/31/2006                                 $9.99878         $9.96119             200
   01/01/2007 to 12/31/2007                                 $9.96119        $10.91355             200
   01/01/2008 to 12/31/2008                                $10.91355         $6.01124           2,171
   01/01/2009 to 12/31/2009                                 $6.01124         $7.85687          28,473
   01/01/2010 to 12/31/2010                                 $7.85687        $10.26015          34,068
   01/01/2011 to 12/31/2011                                $10.26015         $8.78323          71,004
   01/01/2012 to 12/31/2012                                 $8.78323        $10.39032          75,080
   01/01/2013 to 12/31/2013                                $10.39032        $14.41464          69,056
   01/01/2014 to 12/31/2014                                $14.41464        $14.90328          77,186

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                        $9.90526         $9.92515                0
   01/01/2007 to 12/31/2007                         $9.92515        $10.47696                0
   01/01/2008 to 12/31/2008                        $10.47696         $6.70943              705
   01/01/2009 to 12/31/2009                         $6.70943         $8.85160           23,551
   01/01/2010 to 12/31/2010                         $8.85160        $11.89669           26,640
   01/01/2011 to 12/31/2011                        $11.89669        $11.60630           22,741
   01/01/2012 to 12/31/2012                        $11.60630        $12.82686           25,195
   01/01/2013 to 12/31/2013                        $12.82686        $17.08234           25,349
   01/01/2014 to 12/31/2014                        $17.08234        $17.47271           24,274
----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.99260        $10.47538            1,901
   01/01/2007 to 12/31/2007                        $10.47538         $9.74092            1,901
   01/01/2008 to 12/31/2008                         $9.74092         $6.74497            4,783
   01/01/2009 to 12/31/2009                         $6.74497         $8.43952           13,998
   01/01/2010 to 12/31/2010                         $8.43952        $10.47614           15,772
   01/01/2011 to 12/31/2011                        $10.47614         $9.70463           12,494
   01/01/2012 to 12/31/2012                         $9.70463        $11.29733           16,198
   01/01/2013 to 12/31/2013                        $11.29733        $15.29340           16,316
   01/01/2014 to 12/31/2014                        $15.29340        $15.86112           16,679
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                         $9.96831        $10.64270                0
   01/01/2007 to 12/31/2007                        $10.64270        $11.14764            1,698
   01/01/2008 to 12/31/2008                        $11.14764         $8.13342          143,354
   01/01/2009 to 12/31/2009                         $8.13342         $9.94750        1,082,792
   01/01/2010 to 12/31/2010                         $9.94750        $10.93099        1,384,417
   01/01/2011 to 12/31/2011                        $10.93099        $10.98328        1,295,890
   01/01/2012 to 12/31/2012                        $10.98328        $12.28116        1,450,252
   01/01/2013 to 12/31/2013                        $12.28116        $14.13649        1,443,225
   01/01/2014 to 12/31/2014                        $14.13649        $14.74644        1,335,791
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2006 to 12/31/2006                         $9.95062        $11.08451            2,382
   01/01/2007 to 12/31/2007                        $11.08451        $10.53044            3,260
   01/01/2008 to 12/31/2008                        $10.53044         $6.02931            3,209
   01/01/2009 to 12/31/2009                         $6.02931         $7.35383           93,406
   01/01/2010 to 12/31/2010                         $7.35383         $8.20464          135,622
   01/01/2011 to 12/31/2011                         $8.20464         $7.95100           98,896
   01/01/2012 to 12/31/2012                         $7.95100         $9.18471          115,707
   01/01/2013 to 12/31/2013                         $9.18471        $11.73520          112,693
   01/01/2014 to 12/31/2014                        $11.73520        $12.42514          100,478
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                        $9.94030        $10.47951                0
   01/01/2007 to 12/31/2007                        $10.47951        $11.17409              477
   01/01/2008 to 12/31/2008                        $11.17409         $6.54278              426
   01/01/2009 to 12/31/2009                         $6.54278         $9.88646           78,202
   01/01/2010 to 12/31/2010                         $9.88646        $11.28037          103,537
   01/01/2011 to 12/31/2011                        $11.28037        $10.92552           83,454
   01/01/2012 to 12/31/2012                        $10.92552        $12.65642           98,220
   01/01/2013 to 12/31/2013                        $12.65642        $17.95923          106,818
   01/01/2014 to 12/31/2014                        $17.95923        $19.17046          115,678

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2006 to 12/31/2006                                 $10.14763         $9.84020              362
   01/01/2007 to 12/31/2007                                  $9.84020        $13.62127              362
   01/01/2008 to 12/31/2008                                 $13.62127         $6.71168            9,644
   01/01/2009 to 12/31/2009                                  $6.71168         $9.87571           98,844
   01/01/2010 to 12/31/2010                                  $9.87571        $11.71991          142,687
   01/01/2011 to 12/31/2011                                 $11.71991         $9.82426          114,165
   01/01/2012 to 12/31/2012                                  $9.82426        $10.02894          123,872
   01/01/2013 to 12/31/2013                                 $10.02894        $11.40050          111,738
   01/01/2014 to 12/31/2014                                 $11.40050        $10.29288           95,897
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2006 to 12/31/2006                                  $9.98978        $10.31053              766
   01/01/2007 to 12/31/2007                                 $10.31053        $11.13724              766
   01/01/2008 to 12/31/2008                                 $11.13724        $10.70540           24,075
   01/01/2009 to 12/31/2009                                 $10.70540        $11.82496           52,543
   01/01/2010 to 12/31/2010                                 $11.82496        $12.31945           62,326
   01/01/2011 to 12/31/2011                                 $12.31945        $12.63813           51,326
   01/01/2012 to 12/31/2012                                 $12.63813        $13.10183           57,437
   01/01/2013 to 12/31/2013                                 $13.10183        $12.42365           58,875
   01/01/2014 to 12/31/2014                                 $12.42365        $12.30820           55,837
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2006 to 12/31/2006                                  $9.97087        $10.66494                0
   01/01/2007 to 12/31/2007                                 $10.66494        $11.51085                0
   01/01/2008 to 12/31/2008                                 $11.51085         $6.54040            1,591
   01/01/2009 to 12/31/2009                                  $6.54040         $8.27579          106,324
   01/01/2010 to 12/31/2010                                  $8.27579         $9.34687          123,298
   01/01/2011 to 12/31/2011                                  $9.34687         $8.89064          111,031
   01/01/2012 to 12/31/2012                                  $8.89064         $9.72324          126,697
   01/01/2013 to 12/31/2013                                  $9.72324        $11.54369          129,798
   01/01/2014 to 12/31/2014                                 $11.54369        $11.99911          163,994
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007                                 $9.99878         $9.98165                0
   01/01/2008 to 12/31/2008                                  $9.98165         $9.32157            6,113
   01/01/2009 to 12/31/2009                                  $9.32157        $10.25191          176,679
   01/01/2010 to 12/31/2010                                 $10.25191        $10.88804          214,187
   01/01/2011 to 12/31/2011                                 $10.88804        $11.37369          215,118
   01/01/2012 to 12/31/2012                                 $11.37369        $12.08535          268,390
   01/01/2013 to 12/31/2013                                 $12.08535        $11.72899          280,945
   01/01/2014 to 12/31/2014                                 $11.72899        $12.38744          311,345
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99878        $10.39242                0
   01/01/2013 to 12/31/2013                                 $10.39242         $9.40592                0
   01/01/2014 to 12/31/2014                                  $9.40592         $9.39234                0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008                                $10.07816         $6.65060          189,020
   01/01/2009 to 12/31/2009                                  $6.65060         $8.52218        1,040,630
   01/01/2010 to 12/31/2010                                  $8.52218         $9.25603        1,340,982
   01/01/2011 to 12/31/2011                                  $9.25603         $8.96715        1,014,326
   01/01/2012 to 09/21/2012                                  $8.96715        $10.05889                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
   05/01/2008* to 12/31/2008                                $10.08904         $7.68003                0
   01/01/2009 to 12/31/2009                                  $7.68003         $9.19832           26,348
   01/01/2010 to 12/31/2010                                  $9.19832        $10.63581           29,498
   01/01/2011 to 12/31/2011                                 $10.63581        $11.20680           27,614
   01/01/2012 to 12/31/2012                                 $11.20680        $12.23984           25,290
   01/01/2013 to 12/31/2013                                 $12.23984        $15.49003           14,254
   01/01/2014 to 12/31/2014                                 $15.49003        $16.82194            7,950

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                    Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
ProFund VP Consumer Services
   05/01/2008* to 12/31/2008         $10.26805         $7.05026               0
   01/01/2009 to 12/31/2009           $7.05026         $9.08577          26,190
   01/01/2010 to 12/31/2010           $9.08577        $10.86622          29,590
   01/01/2011 to 12/31/2011          $10.86622        $11.29470          28,187
   01/01/2012 to 12/31/2012          $11.29470        $13.58666          24,273
   01/01/2013 to 12/31/2013          $13.58666        $18.72284          20,737
   01/01/2014 to 12/31/2014          $18.72284        $20.74470          13,436
--------------------------------------------------------------------------------------
ProFund VP Financials
   05/01/2008* to 12/31/2008         $10.38575         $5.27796               0
   01/01/2009 to 12/31/2009           $5.27796         $5.98047          62,171
   01/01/2010 to 12/31/2010           $5.98047         $6.53605          76,969
   01/01/2011 to 12/31/2011           $6.53605         $5.54883          82,349
   01/01/2012 to 12/31/2012           $5.54883         $6.81861          68,091
   01/01/2013 to 12/31/2013           $6.81861         $8.87284          45,926
   01/01/2014 to 12/31/2014           $8.87284         $9.87092          32,692
--------------------------------------------------------------------------------------
ProFund VP Health Care
   05/01/2008* to 12/31/2008         $10.15197         $8.34544               0
   01/01/2009 to 12/31/2009           $8.34544         $9.82996          31,881
   01/01/2010 to 12/31/2010           $9.82996         $9.96007          37,474
   01/01/2011 to 12/31/2011           $9.96007        $10.80547          33,287
   01/01/2012 to 12/31/2012          $10.80547        $12.49836          29,260
   01/01/2013 to 12/31/2013          $12.49836        $17.20941          23,017
   01/01/2014 to 12/31/2014          $17.20941        $20.97331          16,567
--------------------------------------------------------------------------------------
ProFund VP Industrials
   05/01/2008* to 12/31/2008         $10.16548         $6.10367           1,039
   01/01/2009 to 12/31/2009           $6.10367         $7.46270          40,736
   01/01/2010 to 12/31/2010           $7.46270         $9.09853          39,954
   01/01/2011 to 12/31/2011           $9.09853         $8.80429          32,874
   01/01/2012 to 12/31/2012           $8.80429        $10.04439          31,372
   01/01/2013 to 12/31/2013          $10.04439        $13.67512          18,665
   01/01/2014 to 12/31/2014          $13.67512        $14.22444           9,520
--------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
   05/01/2008* to 12/31/2008         $10.11070         $6.72390               0
   01/01/2009 to 12/31/2009           $6.72390         $8.59420           3,453
   01/01/2010 to 12/31/2010           $8.59420         $9.58358           1,714
   01/01/2011 to 12/31/2011           $9.58358         $9.73772           1,859
   01/01/2012 to 12/31/2012           $9.73772        $10.81361           3,228
   01/01/2013 to 12/31/2013          $10.81361        $13.92084           3,102
   01/01/2014 to 12/31/2014          $13.92084        $15.48812           6,647
--------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   05/01/2008* to 12/31/2008         $10.24148         $6.27860               0
   01/01/2009 to 12/31/2009           $6.27860         $7.38987          15,062
   01/01/2010 to 12/31/2010           $7.38987         $8.21947          16,965
   01/01/2011 to 12/31/2011           $8.21947         $7.99461          17,584
   01/01/2012 to 12/31/2012           $7.99461         $9.09087           8,294
   01/01/2013 to 12/31/2013           $9.09087        $11.63395           6,313
   01/01/2014 to 12/31/2014          $11.63395        $12.66256           3,175
--------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
   05/01/2008* to 12/31/2008         $10.07248         $6.20659               0
   01/01/2009 to 12/31/2009           $6.20659         $8.45797           6,364
   01/01/2010 to 12/31/2010           $8.45797        $10.70104           7,753
   01/01/2011 to 12/31/2011          $10.70104        $10.23808           8,081
   01/01/2012 to 12/31/2012          $10.23808        $11.63796           9,793
   01/01/2013 to 12/31/2013          $11.63796        $14.96601           5,887
   01/01/2014 to 12/31/2014          $14.96601        $15.61362           2,670

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                    Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
   05/01/2008* to 12/31/2008         $10.18846         $6.47129               0
   01/01/2009 to 12/31/2009           $6.47129         $8.34400          10,224
   01/01/2010 to 12/31/2010           $8.34400         $9.90192           7,138
   01/01/2011 to 12/31/2011           $9.90192         $9.37296           8,634
   01/01/2012 to 12/31/2012           $9.37296        $10.76386           6,471
   01/01/2013 to 12/31/2013          $10.76386        $14.01527           3,842
   01/01/2014 to 12/31/2014          $14.01527        $15.21446           1,965
--------------------------------------------------------------------------------------
ProFund VP Real Estate
   05/01/2008* to 12/31/2008         $10.25896         $5.52429               0
   01/01/2009 to 12/31/2009           $5.52429         $6.96107          16,922
   01/01/2010 to 12/31/2010           $6.96107         $8.55164          14,484
   01/01/2011 to 12/31/2011           $8.55164         $8.82559          11,765
   01/01/2012 to 12/31/2012           $8.82559        $10.18798          13,302
   01/01/2013 to 12/31/2013          $10.18798        $10.04669          13,976
   01/01/2014 to 12/31/2014          $10.04669        $12.37455          12,441
--------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
   05/01/2008* to 12/31/2008         $10.11361         $6.81715               0
   01/01/2009 to 12/31/2009           $6.81715         $8.47414           4,073
   01/01/2010 to 12/31/2010           $8.47414        $10.49669           2,676
   01/01/2011 to 12/31/2011          $10.49669        $10.47427           2,491
   01/01/2012 to 12/31/2012          $10.47427        $11.60725           2,741
   01/01/2013 to 12/31/2013          $11.60725        $16.05873           5,388
   01/01/2014 to 12/31/2014          $16.05873        $16.16532           3,393
--------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
   05/01/2008* to 12/31/2008         $10.22860         $7.18696               0
   01/01/2009 to 12/31/2009           $7.18696         $8.52534           2,382
   01/01/2010 to 12/31/2010           $8.52534        $10.25585           2,399
   01/01/2011 to 12/31/2011          $10.25585         $9.68994           1,988
   01/01/2012 to 12/31/2012           $9.68994        $11.08892           1,847
   01/01/2013 to 12/31/2013          $11.08892        $15.04112           1,026
   01/01/2014 to 12/31/2014          $15.04112        $15.68046             975
--------------------------------------------------------------------------------------
ProFund VP Telecommunications
   05/01/2008* to 12/31/2008         $10.27818         $7.27660               0
   01/01/2009 to 12/31/2009           $7.27660         $7.69379          28,718
   01/01/2010 to 12/31/2010           $7.69379         $8.76916          27,946
   01/01/2011 to 12/31/2011           $8.76916         $8.80105          28,944
   01/01/2012 to 12/31/2012           $8.80105        $10.10290          24,409
   01/01/2013 to 12/31/2013          $10.10290        $11.15492          15,616
   01/01/2014 to 12/31/2014          $11.15492        $11.05227           9,211
--------------------------------------------------------------------------------------
ProFund VP Utilities
   05/01/2008* to 12/31/2008         $10.09863         $7.22327               0
   01/01/2009 to 12/31/2009           $7.22327         $7.88054          21,324
   01/01/2010 to 12/31/2010           $7.88054         $8.22610          28,051
   01/01/2011 to 12/31/2011           $8.22610         $9.52393          25,526
   01/01/2012 to 12/31/2012           $9.52393         $9.39609          20,538
   01/01/2013 to 12/31/2013           $9.39609        $10.48966          15,437
   01/01/2014 to 12/31/2014          $10.48966        $13.00966           8,812



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $7.71963         $9.38359          13,262
   01/01/2010 to 12/31/2010                               $9.38359        $10.25009          25,008
   01/01/2011 to 12/31/2011                              $10.25009         $9.73460          39,392
   01/01/2012 to 12/31/2012                               $9.73460        $10.69014           3,529
   01/01/2013 to 12/31/2013                              $10.69014        $11.46966             179
   01/01/2014 to 12/31/2014                              $11.46966        $11.61718             475
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009                               $7.73361         $9.54044           6,068
   01/01/2010 to 12/31/2010                               $9.54044        $10.58362          18,070
   01/01/2011 to 12/31/2011                              $10.58362        $10.33745          34,545
   01/01/2012 to 12/31/2012                              $10.33745        $11.46139               0
   01/01/2013 to 12/31/2013                              $11.46139        $13.03322               0
   01/01/2014 to 12/31/2014                              $13.03322        $13.49204               0
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009                               $6.76183         $8.34169           2,949
   01/01/2010 to 12/31/2010                               $8.34169         $9.26519           2,483
   01/01/2011 to 12/31/2011                               $9.26519         $9.36235           1,113
   01/01/2012 to 05/04/2012                               $9.36235        $10.14461               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $8.03119         $9.62343               0
   01/01/2010 to 12/31/2010                               $9.62343        $10.54493               0
   01/01/2011 to 12/31/2011                              $10.54493        $10.16307               0
   01/01/2012 to 12/31/2012                              $10.16307        $11.15173               0
   01/01/2013 to 12/31/2013                              $11.15173        $12.79983               0
   01/01/2014 to 12/31/2014                              $12.79983        $13.30206               0
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99729         $9.11679               0
   01/01/2012 to 12/31/2012                               $9.11679         $9.95201               0
   01/01/2013 to 12/31/2013                               $9.95201        $10.76304               0
   01/01/2014 to 12/31/2014                              $10.76304        $11.01449               0
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99797        $10.44272               0
   01/01/2014 to 12/31/2014                              $10.44272        $10.55256               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
   05/01/2009* to 12/31/2009                              $9.93810         $9.58471               0
   01/01/2010 to 12/31/2010                               $9.58471        $10.33999               0
   01/01/2011 to 12/31/2011                              $10.33999        $11.06064               0
   01/01/2012 to 12/31/2012                              $11.06064        $11.23969               0
   01/01/2013 to 12/31/2013                              $11.23969        $10.89010               0
   01/01/2014 to 12/31/2014                              $10.89010        $10.67359               0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   05/01/2009* to 12/31/2009                              $9.92253         $9.65049               0
   01/01/2010 to 12/31/2010                               $9.65049        $10.46822               0
   01/01/2011 to 12/31/2011                              $10.46822        $11.60038               0
   01/01/2012 to 12/31/2012                              $11.60038        $11.96388               0
   01/01/2013 to 12/31/2013                              $11.96388        $11.30515               0
   01/01/2014 to 12/31/2014                              $11.30515        $11.32302               0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   05/01/2009* to 12/31/2009                            $9.90531         $9.55139               0
   01/01/2010 to 12/31/2010                             $9.55139        $10.37716               0
   01/01/2011 to 12/31/2011                            $10.37716        $11.74167               0
   01/01/2012 to 12/31/2012                            $11.74167        $12.12596               0
   01/01/2013 to 12/31/2013                            $12.12596        $11.25855               0
   01/01/2014 to 12/31/2014                            $11.25855        $11.45233               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   05/01/2009* to 12/31/2009                            $9.88402         $9.22726               0
   01/01/2010 to 12/31/2010                             $9.22726        $10.06858           4,651
   01/01/2011 to 12/31/2011                            $10.06858        $11.65811               0
   01/01/2012 to 12/31/2012                            $11.65811        $12.09202               0
   01/01/2013 to 12/31/2013                            $12.09202        $11.02840               0
   01/01/2014 to 12/31/2014                            $11.02840        $11.42214               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   01/04/2010* to 12/31/2010                            $9.99729        $10.93667          41,973
   01/01/2011 to 12/31/2011                            $10.93667        $12.83662          11,447
   01/01/2012 to 12/31/2012                            $12.83662        $13.37386           2,128
   01/01/2013 to 12/31/2013                            $13.37386        $12.13414               0
   01/01/2014 to 12/31/2014                            $12.13414        $12.74743               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99797        $11.94255         118,337
   01/01/2012 to 12/31/2012                            $11.94255        $12.33199          13,607
   01/01/2013 to 12/31/2013                            $12.33199        $10.85859               0
   01/01/2014 to 12/31/2014                            $10.85859        $11.69222               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99730        $10.33112           3,120
   01/01/2013 to 12/31/2013                            $10.33112         $9.05110          41,042
   01/01/2014 to 12/31/2014                             $9.05110         $9.94461          35,061
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99865         $8.69247           3,782
   01/01/2014 to 12/31/2014                             $8.69247         $9.71782               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99865        $11.22939               0
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14474        $10.28954               0
   01/01/2010 to 12/31/2010                            $10.28954        $11.41640               0
   01/01/2011 to 12/31/2011                            $11.41640        $10.48428               0
   01/01/2012 to 12/31/2012                            $10.48428        $11.58174               0
   01/01/2013 to 12/31/2013                            $11.58174        $14.85070               0
   01/01/2014 to 12/31/2014                            $14.85070        $15.97582               0
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                             $7.53333         $9.21444          13,081
   01/01/2010 to 12/31/2010                             $9.21444        $10.19226          14,280
   01/01/2011 to 12/31/2011                            $10.19226         $9.70277           8,054
   01/01/2012 to 12/31/2012                             $9.70277        $10.76472           7,186
   01/01/2013 to 12/31/2013                            $10.76472        $12.88416           2,095
   01/01/2014 to 12/31/2014                            $12.88416        $13.44912           2,817
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99797        $11.58302               0
   01/01/2014 to 12/31/2014                            $11.58302        $12.83841               0
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                             $6.73751        $10.14313               0
   01/01/2010 to 12/31/2010                            $10.14313        $12.73524               0
   01/01/2011 to 12/31/2011                            $12.73524        $13.24404               0
   01/01/2012 to 12/31/2012                            $13.24404        $14.90358               0
   01/01/2013 to 12/31/2013                            $14.90358        $14.99562               0
   01/01/2014 to 12/31/2014                            $14.99562        $19.15271               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99797         $9.63623              0
   01/01/2014 to 12/31/2014                                       $9.63623         $9.88092              0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009                                       $7.01917         $8.59819              0
   01/01/2010 to 12/31/2010                                       $8.59819         $9.59345              0
   01/01/2011 to 12/31/2011                                       $9.59345         $9.21902              0
   01/01/2012 to 12/31/2012                                       $9.21902         $9.95021              0
   01/01/2013 to 12/31/2013                                       $9.95021        $11.14047              0
   01/01/2014 to 12/31/2014                                      $11.14047        $11.21124              0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                       $7.41541         $8.83071              0
   01/01/2010 to 12/31/2010                                       $8.83071         $9.76325              0
   01/01/2011 to 12/31/2011                                       $9.76325         $9.29004              0
   01/01/2012 to 12/31/2012                                       $9.29004        $10.29888              0
   01/01/2013 to 12/31/2013                                      $10.29888        $11.97930              0
   01/01/2014 to 12/31/2014                                      $11.97930        $12.35546              0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99798        $10.68975              0
   01/01/2013 to 12/31/2013                                      $10.68975        $12.98123              0
   01/01/2014 to 12/31/2014                                      $12.98123        $13.06705              0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99797        $10.75735              0
   01/01/2014 to 12/31/2014                                      $10.75735        $10.76360              0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                                       $5.69443         $8.02826          3,136
   01/01/2010 to 12/31/2010                                       $8.02826         $9.41466          2,640
   01/01/2011 to 12/31/2011                                       $9.41466         $8.72255          1,183
   01/01/2012 to 12/31/2012                                       $8.72255        $10.79040          1,694
   01/01/2013 to 12/31/2013                                      $10.79040        $10.98489              0
   01/01/2014 to 12/31/2014                                      $10.98489        $12.20914              0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009                                       $8.49733        $10.83207              0
   01/01/2010 to 12/31/2010                                      $10.83207        $11.65516              0
   01/01/2011 to 12/31/2011                                      $11.65516        $10.92128              0
   01/01/2012 to 12/31/2012                                      $10.92128        $12.76028              0
   01/01/2013 to 12/31/2013                                      $12.76028        $16.15143              0
   01/01/2014 to 02/07/2014                                      $16.15143        $15.87596              0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                       $6.69559         $8.05054              0
   01/01/2010 to 12/31/2010                                       $8.05054         $8.86643              0
   01/01/2011 to 12/31/2011                                       $8.86643         $8.17310              0
   01/01/2012 to 12/31/2012                                       $8.17310         $9.54162              0
   01/01/2013 to 12/31/2013                                       $9.54162        $12.43148              0
   01/01/2014 to 12/31/2014                                      $12.43148        $13.72099              0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                       $8.39860        $11.22967          2,350
   01/01/2010 to 12/31/2010                                      $11.22967        $13.12804          1,978
   01/01/2011 to 12/31/2011                                      $13.12804        $12.42687            886
   01/01/2012 to 12/31/2012                                      $12.42687        $14.50120          1,269
   01/01/2013 to 12/31/2013                                      $14.50120        $18.70197              0
   01/01/2014 to 12/31/2014                                      $18.70197        $20.34905              0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2009 to 12/31/2009                           $7.72690         $9.11799              0
   01/01/2010 to 12/31/2010                           $9.11799         $9.92751              0
   01/01/2011 to 12/31/2011                           $9.92751         $9.63666              0
   01/01/2012 to 12/31/2012                           $9.63666        $10.35350              0
   01/01/2013 to 12/31/2013                          $10.35350        $11.09299              0
   01/01/2014 to 12/31/2014                          $11.09299        $11.25981              0
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $7.36658         $9.41935              0
   01/01/2010 to 12/31/2010                           $9.41935        $11.64951              0
   01/01/2011 to 12/31/2011                          $11.64951        $11.51375              0
   01/01/2012 to 12/31/2012                          $11.51375        $12.99485              0
   01/01/2013 to 12/31/2013                          $12.99485        $17.59878              0
   01/01/2014 to 12/31/2014                          $17.59878        $18.40533              0
------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $6.98769         $8.80491              0
   01/01/2010 to 12/31/2010                           $8.80491         $9.65916              0
   01/01/2011 to 12/31/2011                           $9.65916         $9.37761              0
   01/01/2012 to 12/31/2012                           $9.37761        $10.37457              0
   01/01/2013 to 12/31/2013                          $10.37457        $13.62670              0
   01/01/2014 to 12/31/2014                          $13.62670        $13.50145              0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2009 to 12/31/2009                           $8.12412        $10.12539          1,248
   01/01/2010 to 12/31/2010                          $10.12539        $11.21213          1,050
   01/01/2011 to 12/31/2011                          $11.21213        $11.28630            471
   01/01/2012 to 12/31/2012                          $11.28630        $12.53825            674
   01/01/2013 to 12/31/2013                          $12.53825        $13.11078              0
   01/01/2014 to 12/31/2014                          $13.11078        $13.11815              0
------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2009 to 12/31/2009                           $4.86152         $6.34471              0
   01/01/2010 to 12/31/2010                           $6.34471         $7.08742              0
   01/01/2011 to 12/31/2011                           $7.08742         $6.02101              0
   01/01/2012 to 12/31/2012                           $6.02101         $7.07028              0
   01/01/2013 to 12/31/2013                           $7.07028         $8.21244              0
   01/01/2014 to 12/31/2014                           $8.21244         $7.56947              0
------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2009 to 12/31/2009                           $5.33765         $6.89499              0
   01/01/2010 to 12/31/2010                           $6.89499         $7.47239              0
   01/01/2011 to 12/31/2011                           $7.47239         $6.37538              0
   01/01/2012 to 12/31/2012                           $6.37538         $7.25684              0
   01/01/2013 to 12/31/2013                           $7.25684         $8.45809              0
   01/01/2014 to 12/31/2014                           $8.45809         $7.69855              0
------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2009 to 12/31/2009                           $7.21247         $8.77545              0
   01/01/2010 to 12/31/2010                           $8.77545         $9.74444              0
   01/01/2011 to 12/31/2011                           $9.74444         $9.45296              0
   01/01/2012 to 12/31/2012                           $9.45296        $10.47466              0
   01/01/2013 to 12/31/2013                          $10.47466        $11.88302              0
   01/01/2014 to 12/31/2014                          $11.88302        $12.33098              0
------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2009 to 12/31/2009                           $7.66669        $10.26124              0
   01/01/2010 to 12/31/2010                          $10.26124        $10.72881              0
   01/01/2011 to 12/31/2011                          $10.72881         $9.50952              0
   01/01/2012 to 12/31/2012                           $9.50952        $11.30978              0
   01/01/2013 to 12/31/2013                          $11.30978        $12.72884              0
   01/01/2014 to 12/31/2014                          $12.72884        $11.62786              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2009 to 12/31/2009                              $9.43014        $10.88748           475
   01/01/2010 to 12/31/2010                             $10.88748        $11.39938           569
   01/01/2011 to 12/31/2011                             $11.39938        $11.14783           426
   01/01/2012 to 12/31/2012                             $11.14783        $12.04129           488
   01/01/2013 to 12/31/2013                             $12.04129        $13.04361             0
   01/01/2014 to 12/31/2014                             $13.04361        $13.41883             0
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08336        $10.27972             0
   01/01/2010 to 12/31/2010                             $10.27972        $11.16403             0
   01/01/2011 to 12/31/2011                             $11.16403        $10.96433             0
   01/01/2012 to 12/31/2012                             $10.96433        $12.32091             0
   01/01/2013 to 12/31/2013                             $12.32091        $16.40721             0
   01/01/2014 to 12/31/2014                             $16.40721        $17.52831             0
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $6.04387         $7.62852             0
   01/01/2010 to 12/31/2010                              $7.62852         $8.42193             0
   01/01/2011 to 12/31/2011                              $8.42193         $7.87297             0
   01/01/2012 to 12/31/2012                              $7.87297         $8.97766             0
   01/01/2013 to 12/31/2013                              $8.97766        $12.25012             0
   01/01/2014 to 12/31/2014                             $12.25012        $13.59441             0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                              $6.97687         $8.84236             0
   01/01/2010 to 12/31/2010                              $8.84236        $10.33079             0
   01/01/2011 to 12/31/2011                             $10.33079         $9.98697             0
   01/01/2012 to 12/31/2012                              $9.98697        $10.93807             0
   01/01/2013 to 12/31/2013                             $10.93807        $14.57827             0
   01/01/2014 to 12/31/2014                             $14.57827        $15.72889             0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2009 to 12/31/2009                              $8.96824        $10.77353             0
   01/01/2010 to 12/31/2010                             $10.77353        $11.92085             0
   01/01/2011 to 12/31/2011                             $11.92085        $12.81354             0
   01/01/2012 to 12/31/2012                             $12.81354        $13.24179             0
   01/01/2013 to 12/31/2013                             $13.24179        $12.66031             0
   01/01/2014 to 12/31/2014                             $12.66031        $13.14064             0
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009                              $8.40864        $11.12969             0
   01/01/2010 to 12/31/2010                             $11.12969        $12.16648             0
   01/01/2011 to 12/31/2011                             $12.16648        $11.49831             0
   01/01/2012 to 12/31/2012                             $11.49831        $13.80626             0
   01/01/2013 to 12/31/2013                             $13.80626        $17.19182             0
   01/01/2014 to 12/31/2014                             $17.19182        $17.38136             0
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009                              $8.00573         $9.67651             0
   01/01/2010 to 12/31/2010                              $9.67651        $10.64743             0
   01/01/2011 to 12/31/2011                             $10.64743        $10.32641             0
   01/01/2012 to 12/31/2012                             $10.32641        $11.79536             0
   01/01/2013 to 12/31/2013                             $11.79536        $15.73188             0
   01/01/2014 to 12/31/2014                             $15.73188        $16.68509             0
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99798        $10.16636             0
   01/01/2013 to 12/31/2013                             $10.16636        $13.34086             0
   01/01/2014 to 12/31/2014                             $13.34086        $14.34534             0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $7.11051         $9.39751              0
   01/01/2010 to 12/31/2010                               $9.39751        $11.33295              0
   01/01/2011 to 12/31/2011                              $11.33295        $10.67533              0
   01/01/2012 to 12/31/2012                              $10.67533        $12.33193              0
   01/01/2013 to 12/31/2013                              $12.33193        $15.93123              0
   01/01/2014 to 12/31/2014                              $15.93123        $17.86927              0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2009 to 12/31/2009                               $9.95985         $9.80318              0
   01/01/2010 to 12/31/2010                               $9.80318         $9.56649              0
   01/01/2011 to 12/31/2011                               $9.56649         $9.33559              0
   01/01/2012 to 12/31/2012                               $9.33559         $9.10811              0
   01/01/2013 to 12/31/2013                               $9.10811         $8.88604              0
   01/01/2014 to 12/31/2014                               $8.88604         $8.66922              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $6.72941         $9.08838              0
   01/01/2010 to 12/31/2010                               $9.08838        $10.94487              0
   01/01/2011 to 12/31/2011                              $10.94487        $10.41300              0
   01/01/2012 to 12/31/2012                              $10.41300        $11.89859              0
   01/01/2013 to 12/31/2013                              $11.89859        $16.48496              0
   01/01/2014 to 12/31/2014                              $16.48496        $18.37486              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02788        $10.05675              0
   01/01/2012 to 12/31/2012                              $10.05675        $10.28908              0
   01/01/2013 to 12/31/2013                              $10.28908         $9.75375              0
   01/01/2014 to 12/31/2014                               $9.75375        $10.00586              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $8.48151        $10.48396              0
   01/01/2010 to 12/31/2010                              $10.48396        $13.16163              0
   01/01/2011 to 12/31/2011                              $13.16163        $13.05765              0
   01/01/2012 to 12/31/2012                              $13.05765        $14.31598              0
   01/01/2013 to 12/31/2013                              $14.31598        $18.52170              0
   01/01/2014 to 12/31/2014                              $18.52170        $19.50454              0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $6.89990         $8.35938          1,535
   01/01/2010 to 12/31/2010                               $8.35938         $9.80850          1,292
   01/01/2011 to 04/29/2011                               $9.80850        $10.97293              0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99798        $10.26748          1,617
   01/01/2013 to 12/31/2013                              $10.26748        $11.91180              0
   01/01/2014 to 12/31/2014                              $11.91180        $12.21841              0
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009                               $6.14613         $9.02175          2,854
   01/01/2010 to 12/31/2010                               $9.02175        $10.76214          2,403
   01/01/2011 to 12/31/2011                              $10.76214         $8.37139          1,077
   01/01/2012 to 12/31/2012                               $8.37139         $9.63116          1,541
   01/01/2013 to 12/31/2013                               $9.63116         $9.41710              0
   01/01/2014 to 12/31/2014                               $9.41710         $8.75705              0
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                              $10.68559        $11.18421              0
   01/01/2010 to 12/31/2010                              $11.18421        $11.33692              0
   01/01/2011 to 12/31/2011                              $11.33692        $11.30956              0
   01/01/2012 to 12/31/2012                              $11.30956        $11.55118              0
   01/01/2013 to 12/31/2013                              $11.55118        $11.02433              0
   01/01/2014 to 12/31/2014                              $11.02433        $10.74505              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                                 $9.92369        $10.95780               0
   01/01/2010 to 12/31/2010                                $10.95780        $11.51563               0
   01/01/2011 to 12/31/2011                                $11.51563        $11.59246               0
   01/01/2012 to 12/31/2012                                $11.59246        $12.36349               0
   01/01/2013 to 12/31/2013                                $12.36349        $11.84026               0
   01/01/2014 to 12/31/2014                                $11.84026        $12.04022               0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $8.92202        $10.30799           1,144
   01/01/2010 to 12/31/2010                                $10.30799        $11.11975           1,359
   01/01/2011 to 12/31/2011                                $11.11975        $10.95710           1,018
   01/01/2012 to 12/31/2012                                $10.95710        $11.79840         182,286
   01/01/2013 to 12/31/2013                                $11.79840        $12.57096               0
   01/01/2014 to 12/31/2014                                $12.57096        $12.97264               0
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01789        $10.05667               0
   01/01/2012 to 12/31/2012                                $10.05667        $10.50845          54,603
   01/01/2013 to 12/31/2013                                $10.50845        $10.01491               0
   01/01/2014 to 12/31/2014                                $10.01491        $10.36282               0
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $6.62687         $8.04752             647
   01/01/2010 to 12/31/2010                                 $8.04752         $9.34472             772
   01/01/2011 to 12/31/2011                                 $9.34472         $8.55054             579
   01/01/2012 to 12/31/2012                                 $8.55054         $9.41946             663
   01/01/2013 to 12/31/2013                                 $9.41946        $10.75436               0
   01/01/2014 to 12/31/2014                                $10.75436        $11.45726               0
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009                                 $6.33555         $8.03123               0
   01/01/2010 to 12/31/2010                                 $8.03123         $9.01452               0
   01/01/2011 to 12/31/2011                                 $9.01452         $9.09905               0
   01/01/2012 to 12/31/2012                                 $9.09905        $10.54604               0
   01/01/2013 to 12/31/2013                                $10.54604        $13.62540               0
   01/01/2014 to 12/31/2014                                $13.62540        $15.58130               0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99797         $8.85188               0
   01/01/2012 to 12/31/2012                                 $8.85188         $9.77186               0
   01/01/2013 to 12/31/2013                                 $9.77186        $11.66891               0
   01/01/2014 to 12/31/2014                                $11.66891        $12.12433               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2009 to 12/31/2009                                 $7.41644         $8.79604           6,371
   01/01/2010 to 12/31/2010                                 $8.79604         $9.60436          19,639
   01/01/2011 to 12/31/2011                                 $9.60436         $9.20021          38,254
   01/01/2012 to 12/31/2012                                 $9.20021         $9.89825               0
   01/01/2013 to 12/31/2013                                 $9.89825        $10.85804               0
   01/01/2014 to 12/31/2014                                $10.85804        $11.13764               0
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2009 to 12/31/2009                                 $6.73117         $8.24406           4,713
   01/01/2010 to 12/31/2010                                 $8.24406         $9.19665           3,364
   01/01/2011 to 12/31/2011                                 $9.19665         $8.75838           2,250
   01/01/2012 to 12/31/2012                                 $8.75838         $9.90321               0
   01/01/2013 to 12/31/2013                                 $9.90321        $11.40657               0
   01/01/2014 to 12/31/2014                                $11.40657        $11.73286               0
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009                                 $8.04810         $9.86284             536
   01/01/2010 to 12/31/2010                                 $9.86284        $10.75895           3,975
   01/01/2011 to 12/31/2011                                $10.75895        $10.14206           1,718
   01/01/2012 to 12/31/2012                                $10.14206        $10.99625           2,206
   01/01/2013 to 12/31/2013                                $10.99625        $12.27295             270
   01/01/2014 to 12/31/2014                                $12.27295        $12.33708               0

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2009 to 12/31/2009                                $7.07749         $9.18366               0
   01/01/2010 to 12/31/2010                                $9.18366        $11.87580               0
   01/01/2011 to 12/31/2011                               $11.87580        $10.06727             499
   01/01/2012 to 12/31/2012                               $10.06727        $11.79281             714
   01/01/2013 to 12/31/2013                               $11.79281        $16.20078               0
   01/01/2014 to 12/31/2014                               $16.20078        $16.58656               0
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $6.43257         $8.42038               0
   01/01/2010 to 12/31/2010                                $8.42038        $11.20681               0
   01/01/2011 to 12/31/2011                               $11.20681        $10.82679               0
   01/01/2012 to 12/31/2012                               $10.82679        $11.84834               0
   01/01/2013 to 12/31/2013                               $11.84834        $15.62535               0
   01/01/2014 to 12/31/2014                               $15.62535        $15.82632               0
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                $7.48765         $9.68953               0
   01/01/2010 to 12/31/2010                                $9.68953        $11.91066               0
   01/01/2011 to 12/31/2011                               $11.91066        $10.92602               0
   01/01/2012 to 12/31/2012                               $10.92602        $12.59493               0
   01/01/2013 to 12/31/2013                               $12.59493        $16.88377               0
   01/01/2014 to 12/31/2014                               $16.88377        $17.33974               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                $8.48946        $10.24587           6,292
   01/01/2010 to 12/31/2010                               $10.24587        $11.14913          17,864
   01/01/2011 to 12/31/2011                               $11.14913        $11.09344          33,224
   01/01/2012 to 12/31/2012                               $11.09344        $12.28304          64,595
   01/01/2013 to 12/31/2013                               $12.28304        $14.00067               0
   01/01/2014 to 12/31/2014                               $14.00067        $14.46232               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2009 to 12/31/2009                                $6.12943         $7.81132               0
   01/01/2010 to 12/31/2010                                $7.81132         $8.63030               0
   01/01/2011 to 12/31/2011                                $8.63030         $8.28200               0
   01/01/2012 to 12/31/2012                                $8.28200         $9.47337               0
   01/01/2013 to 12/31/2013                                $9.47337        $11.98603               0
   01/01/2014 to 12/31/2014                               $11.98603        $12.56682               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $6.57703         $8.64499               0
   01/01/2010 to 12/31/2010                                $8.64499         $9.76777               0
   01/01/2011 to 12/31/2011                                $9.76777         $9.36837               0
   01/01/2012 to 12/31/2012                                $9.36837        $10.74651               0
   01/01/2013 to 12/31/2013                               $10.74651        $15.10048               0
   01/01/2014 to 12/31/2014                               $15.10048        $15.96161               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009                                $9.64393        $12.84502               0
   01/01/2010 to 12/31/2010                               $12.84502        $15.09525               0
   01/01/2011 to 12/31/2011                               $15.09525        $12.53029               0
   01/01/2012 to 12/31/2012                               $12.53029        $12.66625               0
   01/01/2013 to 12/31/2013                               $12.66625        $14.25797               0
   01/01/2014 to 12/31/2014                               $14.25797        $12.74707               0
-----------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2009 to 12/31/2009                                $9.80118        $10.83780               0
   01/01/2010 to 12/31/2010                               $10.83780        $11.18072               0
   01/01/2011 to 12/31/2011                               $11.18072        $11.35830               0
   01/01/2012 to 12/31/2012                               $11.35830        $11.65986               0
   01/01/2013 to 12/31/2013                               $11.65986        $10.94842               0
   01/01/2014 to 12/31/2014                               $10.94842        $10.74080               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2009 to 12/31/2009                                  $6.71485         $8.49624               0
   01/01/2010 to 12/31/2010                                  $8.49624         $9.50233               0
   01/01/2011 to 12/31/2011                                  $9.50233         $8.95055               0
   01/01/2012 to 12/31/2012                                  $8.95055         $9.69301               0
   01/01/2013 to 12/31/2013                                  $9.69301        $11.39556               0
   01/01/2014 to 12/31/2014                                 $11.39556        $11.72954               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                                  $9.34743        $10.04074               0
   01/01/2010 to 12/31/2010                                 $10.04074        $10.55981               0
   01/01/2011 to 12/31/2011                                 $10.55981        $10.92337               0
   01/01/2012 to 12/31/2012                                 $10.92337        $11.49329          33,222
   01/01/2013 to 12/31/2013                                 $11.49329        $11.04549               0
   01/01/2014 to 12/31/2014                                 $11.04549        $11.55162               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009                                  $6.59962         $8.38377               0
   01/01/2010 to 12/31/2010                                  $8.38377         $9.01699               0
   01/01/2011 to 12/31/2011                                  $9.01699         $8.65038               0
   01/01/2012 to 09/21/2012                                  $8.65038         $9.63475               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
   05/01/2009 to 12/31/2009                                  $7.23821         $9.04891               0
   01/01/2010 to 12/31/2010                                  $9.04891        $10.36114               0
   01/01/2011 to 12/31/2011                                 $10.36114        $10.81113               0
   01/01/2012 to 12/31/2012                                 $10.81113        $11.69219               0
   01/01/2013 to 12/31/2013                                 $11.69219        $14.65269               0
   01/01/2014 to 12/31/2014                                 $14.65269        $15.75730               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
   05/01/2009 to 12/31/2009                                  $7.24648         $8.93814               0
   01/01/2010 to 12/31/2010                                  $8.93814        $10.58556               0
   01/01/2011 to 12/31/2011                                 $10.58556        $10.89578               0
   01/01/2012 to 12/31/2012                                 $10.89578        $12.97860               0
   01/01/2013 to 12/31/2013                                 $12.97860        $17.71053               0
   01/01/2014 to 12/31/2014                                 $17.71053        $19.43158               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
   05/01/2009 to 12/31/2009                                  $4.49970         $5.88283               0
   01/01/2010 to 12/31/2010                                  $5.88283         $6.36668               0
   01/01/2011 to 12/31/2011                                  $6.36668         $5.35238               0
   01/01/2012 to 12/31/2012                                  $5.35238         $6.51284               0
   01/01/2013 to 12/31/2013                                  $6.51284         $8.39224               0
   01/01/2014 to 12/31/2014                                  $8.39224         $9.24511               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
   05/01/2009 to 12/31/2009                                  $7.56425         $9.67034               0
   01/01/2010 to 12/31/2010                                  $9.67034         $9.70289               0
   01/01/2011 to 12/31/2011                                  $9.70289        $10.42399               0
   01/01/2012 to 12/31/2012                                 $10.42399        $11.93924               0
   01/01/2013 to 12/31/2013                                 $11.93924        $16.27921               0
   01/01/2014 to 12/31/2014                                 $16.27921        $19.64620               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Industrials
   05/01/2009 to 12/31/2009                                  $5.82245         $7.34128               0
   01/01/2010 to 12/31/2010                                  $7.34128         $8.86338               0
   01/01/2011 to 12/31/2011                                  $8.86338         $8.49312               0
   01/01/2012 to 12/31/2012                                  $8.49312         $9.59464               0
   01/01/2013 to 12/31/2013                                  $9.59464        $12.93551               0
   01/01/2014 to 12/31/2014                                 $12.93551        $13.32390               0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                   Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
   05/01/2009 to 12/31/2009          $6.74965         $8.45456            0
   01/01/2010 to 12/31/2010          $8.45456         $9.33599            0
   01/01/2011 to 12/31/2011          $9.33599         $9.39381            0
   01/01/2012 to 12/31/2012          $9.39381        $10.32981            0
   01/01/2013 to 12/31/2013         $10.32981        $13.16841            0
   01/01/2014 to 12/31/2014         $13.16841        $14.50810            0
-------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
   05/01/2009 to 12/31/2009          $5.75866         $7.26970            0
   01/01/2010 to 12/31/2010          $7.26970         $8.00701            0
   01/01/2011 to 12/31/2011          $8.00701         $7.71216            0
   01/01/2012 to 12/31/2012          $7.71216         $8.68390            0
   01/01/2013 to 12/31/2013          $8.68390        $11.00466            0
   01/01/2014 to 12/31/2014         $11.00466        $11.86077            0
-------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
   05/01/2009 to 12/31/2009          $6.58198         $8.32036            0
   01/01/2010 to 12/31/2010          $8.32036        $10.42441            0
   01/01/2011 to 12/31/2011         $10.42441         $9.87622            0
   01/01/2012 to 12/31/2012          $9.87622        $11.11677            0
   01/01/2013 to 12/31/2013         $11.11677        $14.15642            0
   01/01/2014 to 12/31/2014         $14.15642        $14.62481            0
-------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
   05/01/2009 to 12/31/2009          $6.39121         $8.20817            0
   01/01/2010 to 12/31/2010          $8.20817         $9.64585            0
   01/01/2011 to 12/31/2011          $9.64585         $9.04157            0
   01/01/2012 to 12/31/2012          $9.04157        $10.28174            0
   01/01/2013 to 12/31/2013         $10.28174        $13.25708            0
   01/01/2014 to 12/31/2014         $13.25708        $14.25106            0
-------------------------------------------------------------------------------------
ProFund VP Real Estate
   05/01/2009 to 12/31/2009          $4.70504         $6.84754            0
   01/01/2010 to 12/31/2010          $6.84754         $8.33018            0
   01/01/2011 to 12/31/2011          $8.33018         $8.51343            0
   01/01/2012 to 12/31/2012          $8.51343         $9.73161            0
   01/01/2013 to 12/31/2013          $9.73161         $9.50298            0
   01/01/2014 to 12/31/2014          $9.50298        $11.59069            0
-------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
   05/01/2009 to 12/31/2009          $6.64794         $8.33620            0
   01/01/2010 to 12/31/2010          $8.33620        $10.22521            0
   01/01/2011 to 12/31/2011         $10.22521        $10.10410            0
   01/01/2012 to 12/31/2012         $10.10410        $11.08758            0
   01/01/2013 to 12/31/2013         $11.08758        $15.19027            0
   01/01/2014 to 12/31/2014         $15.19027        $15.14170            0
-------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
   05/01/2009 to 12/31/2009          $6.75047         $8.38674            0
   01/01/2010 to 12/31/2010          $8.38674         $9.99076            0
   01/01/2011 to 12/31/2011          $9.99076         $9.34756            0
   01/01/2012 to 12/31/2012          $9.34756        $10.59245            0
   01/01/2013 to 12/31/2013         $10.59245        $14.22770            0
   01/01/2014 to 12/31/2014         $14.22770        $14.68770            0
-------------------------------------------------------------------------------------
ProFund VP Telecommunications
   05/01/2009 to 12/31/2009          $6.98950         $7.56881            0
   01/01/2010 to 12/31/2010          $7.56881         $8.54253            0
   01/01/2011 to 12/31/2011          $8.54253         $8.49018            0
   01/01/2012 to 12/31/2012          $8.49018         $9.65087            0
   01/01/2013 to 12/31/2013          $9.65087        $10.55188            0
   01/01/2014 to 12/31/2014         $10.55188        $10.35267            0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                   Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP Utilities
   05/01/2009 to 12/31/2009         $6.49044          $7.75237            0
   01/01/2010 to 12/31/2010         $7.75237          $8.01335            0
   01/01/2011 to 12/31/2011         $8.01335          $9.18718            0
   01/01/2012 to 12/31/2012         $9.18718          $8.97529            0
   01/01/2013 to 12/31/2013         $8.97529          $9.92217            0
   01/01/2014 to 12/31/2014         $9.92217         $12.18591            0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                               $9.97019        $10.55642          123,349
   01/01/2007 to 12/31/2007                              $10.55642        $11.35167          369,690
   01/01/2008 to 12/31/2008                              $11.35167         $7.62021          695,199
   01/01/2009 to 12/31/2009                               $7.62021         $9.33172        2,150,966
   01/01/2010 to 12/31/2010                               $9.33172        $10.28882        2,575,846
   01/01/2011 to 12/31/2011                              $10.28882         $9.86254        2,101,519
   01/01/2012 to 12/31/2012                               $9.86254        $10.93232        2,489,866
   01/01/2013 to 12/31/2013                              $10.93232        $11.83916        2,357,157
   01/01/2014 to 12/31/2014                              $11.83916        $12.10359        2,107,812
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2006 to 12/31/2006                               $9.98891        $10.50011            5,564
   01/01/2007 to 12/31/2007                              $10.50011        $11.32196           43,349
   01/01/2008 to 12/31/2008                              $11.32196         $7.82619          205,913
   01/01/2009 to 12/31/2009                               $7.82619         $9.72595          713,971
   01/01/2010 to 12/31/2010                               $9.72595        $10.89021          874,964
   01/01/2011 to 12/31/2011                              $10.89021        $10.73628          804,478
   01/01/2012 to 12/31/2012                              $10.73628        $12.01516          951,885
   01/01/2013 to 12/31/2013                              $12.01516        $13.79063        1,046,966
   01/01/2014 to 12/31/2014                              $13.79063        $14.40963          992,201
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98454        $11.03528            7,764
   01/01/2007 to 12/31/2007                              $11.03528        $10.85441           10,242
   01/01/2008 to 12/31/2008                              $10.85441         $6.97484            6,938
   01/01/2009 to 12/31/2009                               $6.97484         $8.08917           43,136
   01/01/2010 to 12/31/2010                               $8.08917         $9.06867           66,566
   01/01/2011 to 12/31/2011                               $9.06867         $9.24936           62,514
   01/01/2012 to 05/04/2012                               $9.24936        $10.05431                0
----------------------------------------------------------------------------------------------------------
AST AQR Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                              $9.99874        $10.10622                0
   01/01/2014 to 12/31/2014                              $10.10622         $9.64085                0
----------------------------------------------------------------------------------------------------------
AST AQR Large-Cap Portfolio
   04/29/2013* to 12/31/2013                              $9.99874        $11.64723                0
   01/01/2014 to 12/31/2014                              $11.64723        $12.97992                0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97960        $10.51282           44,997
   01/01/2007 to 12/31/2007                            $10.51282        $11.29102          128,575
   01/01/2008 to 12/31/2008                            $11.29102         $7.92738          621,007
   01/01/2009 to 12/31/2009                             $7.92738         $9.62505        3,063,742
   01/01/2010 to 12/31/2010                             $9.62505        $10.64526        3,682,992
   01/01/2011 to 12/31/2011                            $10.64526        $10.35559        3,322,498
   01/01/2012 to 12/31/2012                            $10.35559        $11.46953        3,882,270
   01/01/2013 to 12/31/2013                            $11.46953        $13.28773        3,646,597
   01/01/2014 to 12/31/2014                            $13.28773        $13.93828        3,426,570
--------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                            $9.99874         $9.17470           12,347
   01/01/2012 to 12/31/2012                             $9.17470        $10.10920           31,405
   01/01/2013 to 12/31/2013                            $10.10920        $11.03529           30,725
   01/01/2014 to 12/31/2014                            $11.03529        $11.39883           30,059
--------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                            $9.99874        $10.50915              269
   01/01/2014 to 12/31/2014                            $10.50915        $10.71899            9,492
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14551        $10.30208            1,196
   01/01/2010 to 12/31/2010                            $10.30208        $11.53709            8,663
   01/01/2011 to 12/31/2011                            $11.53709        $10.69415            8,707
   01/01/2012 to 12/31/2012                            $10.69415        $11.92429            8,283
   01/01/2013 to 12/31/2013                            $11.92429        $15.43293            7,420
   01/01/2014 to 12/31/2014                            $15.43293        $16.75750            4,177
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                             $9.97990        $10.61483           59,043
   01/01/2007 to 12/31/2007                            $10.61483        $11.46891          274,954
   01/01/2008 to 12/31/2008                            $11.46891         $7.34781          407,004
   01/01/2009 to 12/31/2009                             $7.34781         $9.06844        2,083,500
   01/01/2010 to 12/31/2010                             $9.06844        $10.12452        2,802,840
   01/01/2011 to 12/31/2011                            $10.12452         $9.72831        2,138,495
   01/01/2012 to 12/31/2012                             $9.72831        $10.89425        2,637,947
   01/01/2013 to 12/31/2013                            $10.89425        $13.16116        2,762,707
   01/01/2014 to 12/31/2014                            $13.16116        $13.86689        2,841,559
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99874        $11.67557            2,447
   01/01/2014 to 12/31/2014                            $11.67557        $13.06215            4,731
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2006 to 12/31/2006                             $9.88717        $12.12913            3,923
   01/01/2007 to 12/31/2007                            $12.12913         $9.56185           13,003
   01/01/2008 to 12/31/2008                             $9.56185         $6.11539            9,232
   01/01/2009 to 12/31/2009                             $6.11539         $7.94483           16,815
   01/01/2010 to 12/31/2010                             $7.94483        $10.06834           44,201
   01/01/2011 to 12/31/2011                            $10.06834        $10.56835           39,921
   01/01/2012 to 12/31/2012                            $10.56835        $12.00411           46,945
   01/01/2013 to 12/31/2013                            $12.00411        $12.19121           53,132
   01/01/2014 to 12/31/2014                            $12.19121        $15.71649           53,194
--------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                             $9.98301        $10.46536            5,167
   01/01/2007 to 12/31/2007                            $10.46536         $8.47377           25,216
   01/01/2008 to 07/18/2008                             $8.47377         $7.76928                0
--------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                            $9.99874         $9.69767                0
   01/01/2014 to 12/31/2014                             $9.69767        $10.03693           18,998

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2006 to 12/31/2006                                       $9.99874        $10.53609           16,023
   01/01/2007 to 12/31/2007                                      $10.53609        $11.26222           22,693
   01/01/2008 to 12/31/2008                                      $11.26222         $7.26552          321,142
   01/01/2009 to 12/31/2009                                       $7.26552         $8.86111        1,105,631
   01/01/2010 to 12/31/2010                                       $8.86111         $9.97923        1,387,358
   01/01/2011 to 12/31/2011                                       $9.97923         $9.67928        1,202,340
   01/01/2012 to 12/31/2012                                       $9.67928        $10.54500        1,175,200
   01/01/2013 to 12/31/2013                                      $10.54500        $11.91681        1,177,186
   01/01/2014 to 12/31/2014                                      $11.91681        $12.10476        1,003,578
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2008* to 12/31/2008                                     $10.10364         $7.51323           12,377
   01/01/2009 to 12/31/2009                                       $7.51323         $8.96936          223,011
   01/01/2010 to 12/31/2010                                       $8.96936        $10.00929          273,406
   01/01/2011 to 12/31/2011                                      $10.00929         $9.61303          223,829
   01/01/2012 to 12/31/2012                                       $9.61303        $10.75680          380,020
   01/01/2013 to 12/31/2013                                      $10.75680        $12.62893          421,965
   01/01/2014 to 12/31/2014                                      $12.62893        $13.14744          411,577
------------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008                                      $9.99874         $7.47746            7,157
   01/01/2009 to 11/13/2009                                       $7.47746         $8.37230                0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99874        $10.75732          878,502
   01/01/2013 to 12/31/2013                                      $10.75732        $13.18547          900,495
   01/01/2014 to 12/31/2014                                      $13.18547        $13.39678          881,229
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99874        $10.82584           26,064
   01/01/2014 to 12/31/2014                                      $10.82584        $10.93338           25,751
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008                                     $10.17542         $6.11700                0
   01/01/2009 to 12/31/2009                                       $6.11700         $8.13797           17,240
   01/01/2010 to 12/31/2010                                       $8.13797         $9.63255           32,735
   01/01/2011 to 12/31/2011                                       $9.63255         $9.00776           26,134
   01/01/2012 to 12/31/2012                                       $9.00776        $11.24753           38,666
   01/01/2013 to 12/31/2013                                      $11.24753        $11.55735           42,626
   01/01/2014 to 12/31/2014                                      $11.55735        $12.96554           28,977
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2006 to 12/31/2006                                       $9.93510        $10.26259            9,754
   01/01/2007 to 12/31/2007                                      $10.26259        $11.51919           25,125
   01/01/2008 to 12/31/2008                                      $11.51919         $6.77534           31,835
   01/01/2009 to 12/31/2009                                       $6.77534         $9.96770          154,802
   01/01/2010 to 12/31/2010                                       $9.96770        $10.82533          158,834
   01/01/2011 to 12/31/2011                                      $10.82533        $10.23845          111,586
   01/01/2012 to 12/31/2012                                      $10.23845        $12.07463          130,549
   01/01/2013 to 12/31/2013                                      $12.07463        $15.42640          129,080
   01/01/2014 to 02/07/2014                                      $15.42640        $15.17806                0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                                       $9.96069        $11.04566            2,860
   01/01/2007 to 12/31/2007                                      $11.04566        $11.43381            8,404
   01/01/2008 to 12/31/2008                                      $11.43381         $6.67776           18,344
   01/01/2009 to 12/31/2009                                       $6.67776         $7.83769           57,631
   01/01/2010 to 12/31/2010                                       $7.83769         $8.71263           77,727
   01/01/2011 to 12/31/2011                                       $8.71263         $8.10638           66,996
   01/01/2012 to 12/31/2012                                       $8.10638         $9.55241           82,548
   01/01/2013 to 12/31/2013                                       $9.55241        $12.56185           96,035
   01/01/2014 to 12/31/2014                                      $12.56185        $13.99459           82,653

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                        $9.95809         $9.87709            3,805
   01/01/2007 to 12/31/2007                        $9.87709        $11.60729           22,091
   01/01/2008 to 12/31/2008                       $11.60729         $6.76729           27,464
   01/01/2009 to 12/31/2009                        $6.76729        $10.46870          142,166
   01/01/2010 to 12/31/2010                       $10.46870        $12.35275          135,150
   01/01/2011 to 12/31/2011                       $12.35275        $11.80230           98,379
   01/01/2012 to 12/31/2012                       $11.80230        $13.90165          133,595
   01/01/2013 to 12/31/2013                       $13.90165        $18.09631          126,917
   01/01/2014 to 12/31/2014                       $18.09631        $19.87432          111,842
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2008* to 12/31/2008                      $10.08931         $7.62229           79,582
   01/01/2009 to 12/31/2009                        $7.62229         $9.26113          812,786
   01/01/2010 to 12/31/2010                        $9.26113        $10.17744        1,042,665
   01/01/2011 to 12/31/2011                       $10.17744         $9.97148          985,917
   01/01/2012 to 12/31/2012                        $9.97148        $10.81372        1,086,829
   01/01/2013 to 12/31/2013                       $10.81372        $11.69444        1,060,006
   01/01/2014 to 12/31/2014                       $11.69444        $11.98130        1,009,573
---------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008                      $10.03362         $7.64384              114
   01/01/2009 to 12/31/2009                        $7.64384         $9.54810           73,435
   01/01/2010 to 12/31/2010                        $9.54810        $11.91907           79,799
   01/01/2011 to 12/31/2011                       $11.91907        $11.89024           58,242
   01/01/2012 to 12/31/2012                       $11.89024        $13.54566           77,494
   01/01/2013 to 12/31/2013                       $13.54566        $18.51615           71,769
   01/01/2014 to 12/31/2014                       $18.51615        $19.54602           66,475
---------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                        $9.94943        $11.02776           22,105
   01/01/2007 to 12/31/2007                       $11.02776        $10.98653           36,086
   01/01/2008 to 12/31/2008                       $10.98653         $6.78317           43,048
   01/01/2009 to 12/31/2009                        $6.78317         $7.89930           47,189
   01/01/2010 to 12/31/2010                        $7.89930         $8.74662           42,445
   01/01/2011 to 12/31/2011                        $8.74662         $8.57090           37,974
   01/01/2012 to 12/31/2012                        $8.57090         $9.57090           40,666
   01/01/2013 to 12/31/2013                        $9.57090        $12.68859           30,612
   01/01/2014 to 12/31/2014                       $12.68859        $12.68959           29,194
---------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2006 to 12/31/2006                        $9.99874        $10.57653           21,786
   01/01/2007 to 12/31/2007                       $10.57653        $10.67274           27,118
   01/01/2008 to 12/31/2008                       $10.67274         $7.82524           28,210
   01/01/2009 to 12/31/2009                        $7.82524        $10.44540           70,653
   01/01/2010 to 12/31/2010                       $10.44540        $11.67447          101,020
   01/01/2011 to 12/31/2011                       $11.67447        $11.86124           82,294
   01/01/2012 to 12/31/2012                       $11.86124        $13.30052           94,302
   01/01/2013 to 12/31/2013                       $13.30052        $14.03791          103,226
   01/01/2014 to 12/31/2014                       $14.03791        $14.17716          101,255
---------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2006* to 12/31/2006                       $9.99225        $10.61561           20,644
   01/01/2007 to 12/31/2007                       $10.61561        $12.44440           31,081
   01/01/2008 to 12/31/2008                       $12.44440         $6.09868           36,868
   01/01/2009 to 12/31/2009                        $6.09868         $8.12488           54,223
   01/01/2010 to 12/31/2010                        $8.12488         $9.16080           53,039
   01/01/2011 to 12/31/2011                        $9.16080         $7.85528           48,202
   01/01/2012 to 12/31/2012                        $7.85528         $9.31060           56,081
   01/01/2013 to 12/31/2013                        $9.31060        $10.91573           48,202
   01/01/2014 to 12/31/2014                       $10.91573        $10.15523           58,115

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2006* to 12/31/2006                            $10.01040        $10.87892          14,620
   01/01/2007 to 12/31/2007                             $10.87892        $12.61913          60,104
   01/01/2008 to 12/31/2008                             $12.61913         $6.95843          40,911
   01/01/2009 to 12/31/2009                              $6.95843         $8.94211          52,523
   01/01/2010 to 12/31/2010                              $8.94211         $9.78154          50,490
   01/01/2011 to 12/31/2011                              $9.78154         $8.42354          41,000
   01/01/2012 to 12/31/2012                              $8.42354         $9.67819          51,018
   01/01/2013 to 12/31/2013                              $9.67819        $11.38578          36,232
   01/01/2014 to 12/31/2014                             $11.38578        $10.46042          45,659
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2008* to 12/31/2008                            $10.11182         $7.14571          19,611
   01/01/2009 to 12/31/2009                              $7.14571         $8.91307         373,383
   01/01/2010 to 12/31/2010                              $8.91307         $9.98987         513,492
   01/01/2011 to 12/31/2011                              $9.98987         $9.78156         407,142
   01/01/2012 to 12/31/2012                              $9.78156        $10.94038         579,678
   01/01/2013 to 12/31/2013                             $10.94038        $12.52756         706,243
   01/01/2014 to 12/31/2014                             $12.52756        $13.12146         694,440
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2006 to 12/31/2006                              $9.99874        $10.59240          11,664
   01/01/2007 to 12/31/2007                             $10.59240        $11.41442          25,943
   01/01/2008 to 12/31/2008                             $11.41442         $6.58885          34,462
   01/01/2009 to 12/31/2009                              $6.58885         $8.81640         115,193
   01/01/2010 to 12/31/2010                              $8.81640         $9.30432         194,754
   01/01/2011 to 12/31/2011                              $9.30432         $8.32407         147,972
   01/01/2012 to 12/31/2012                              $8.32407         $9.99280         169,924
   01/01/2013 to 12/31/2013                              $9.99280        $11.35179         163,460
   01/01/2014 to 12/31/2014                             $11.35179        $10.46701         167,855
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2006 to 12/31/2006                              $9.96739        $10.54879               0
   01/01/2007 to 12/31/2007                             $10.54879        $10.58861          11,073
   01/01/2008 to 12/31/2008                             $10.58861         $8.59008         262,160
   01/01/2009 to 12/31/2009                              $8.59008        $10.32164         780,192
   01/01/2010 to 12/31/2010                             $10.32164        $10.90809         784,859
   01/01/2011 to 12/31/2011                             $10.90809        $10.76681         646,095
   01/01/2012 to 12/31/2012                             $10.76681        $11.73884         765,793
   01/01/2013 to 12/31/2013                             $11.73884        $12.83500         770,008
   01/01/2014 to 12/31/2014                             $12.83500        $13.32780         745,478
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08412        $10.29227             919
   01/01/2010 to 12/31/2010                             $10.29227        $11.28218           4,167
   01/01/2011 to 12/31/2011                             $11.28218        $11.18383           4,148
   01/01/2012 to 12/31/2012                             $11.18383        $12.68552          10,437
   01/01/2013 to 12/31/2013                             $12.68552        $17.05068          10,348
   01/01/2014 to 12/31/2014                             $17.05068        $18.38625          18,359
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $9.96006        $11.02379          23,977
   01/01/2007 to 12/31/2007                             $11.02379        $10.53044          50,884
   01/01/2008 to 12/31/2008                             $10.53044         $6.06725          42,910
   01/01/2009 to 12/31/2009                              $6.06725         $7.13569          74,352
   01/01/2010 to 12/31/2010                              $7.13569         $7.95146          75,923
   01/01/2011 to 12/31/2011                              $7.95146         $7.50265          55,100
   01/01/2012 to 12/31/2012                              $7.50265         $8.63555          68,452
   01/01/2013 to 12/31/2013                              $8.63555        $11.89344          70,242
   01/01/2014 to 12/31/2014                             $11.89344        $13.32180          70,300

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.94821        $10.22734          24,578
   01/01/2007 to 12/31/2007                        $10.22734        $11.57756          47,959
   01/01/2008 to 12/31/2008                        $11.57756         $6.42308          71,204
   01/01/2009 to 12/31/2009                         $6.42308         $8.20734         141,702
   01/01/2010 to 12/31/2010                         $8.20734         $9.67845         178,562
   01/01/2011 to 12/31/2011                         $9.67845         $9.44386         140,635
   01/01/2012 to 12/31/2012                         $9.44386        $10.44016         169,368
   01/01/2013 to 12/31/2013                        $10.44016        $14.04478         151,116
   01/01/2014 to 12/31/2014                        $14.04478        $15.29509         251,946
----------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2006 to 12/31/2006                         $9.99874        $10.49063               0
   01/01/2007 to 12/31/2007                        $10.49063        $10.95860           3,776
   01/01/2008 to 12/31/2008                        $10.95860         $8.28202           5,768
   01/01/2009 to 12/31/2009                         $8.28202        $10.97774          42,694
   01/01/2010 to 12/31/2010                        $10.97774        $12.26034          61,460
   01/01/2011 to 12/31/2011                        $12.26034        $13.30142          62,136
   01/01/2012 to 12/31/2012                        $13.30142        $13.87485          96,609
   01/01/2013 to 12/31/2013                        $13.87485        $13.38979          95,244
   01/01/2014 to 12/31/2014                        $13.38979        $14.02778          99,005
----------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2006 to 12/31/2006                         $9.96027        $11.11545           3,717
   01/01/2007 to 12/31/2007                        $11.11545        $11.97391          11,530
   01/01/2008 to 12/31/2008                        $11.97391         $7.78320          15,980
   01/01/2009 to 12/31/2009                         $7.78320        $10.07929          55,620
   01/01/2010 to 12/31/2010                        $10.07929        $11.12120          75,614
   01/01/2011 to 12/31/2011                        $11.12120        $10.60861          66,359
   01/01/2012 to 12/31/2012                        $10.60861        $12.85735          67,795
   01/01/2013 to 12/31/2013                        $12.85735        $16.15990          66,225
   01/01/2014 to 12/31/2014                        $16.15990        $16.49088          76,261
----------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2006 to 12/31/2006                         $9.93185        $10.39379               0
   01/01/2007 to 12/31/2007                        $10.39379        $11.78062           1,145
   01/01/2008 to 12/31/2008                        $11.78062         $7.38927          18,331
   01/01/2009 to 12/31/2009                         $7.38927         $9.04493          36,854
   01/01/2010 to 12/31/2010                         $9.04493        $10.04560          45,607
   01/01/2011 to 12/31/2011                        $10.04560         $9.83366          30,153
   01/01/2012 to 12/31/2012                         $9.83366        $11.33774          41,551
   01/01/2013 to 12/31/2013                        $11.33774        $15.26288          32,756
   01/01/2014 to 12/31/2014                        $15.26288        $16.33895          28,605
----------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                        $9.99874        $10.20155               0
   01/01/2013 to 12/31/2013                        $10.20155        $13.51211               0
   01/01/2014 to 12/31/2014                        $13.51211        $14.66544               0
----------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.92917        $10.41366           7,439
   01/01/2007 to 12/31/2007                        $10.41366        $10.53613          16,196
   01/01/2008 to 12/31/2008                        $10.53613         $6.41960          22,016
   01/01/2009 to 12/31/2009                         $6.41960         $8.77984          46,606
   01/01/2010 to 12/31/2010                         $8.77984        $10.68701          61,888
   01/01/2011 to 12/31/2011                        $10.68701        $10.16087          48,135
   01/01/2012 to 12/31/2012                        $10.16087        $11.84769          37,541
   01/01/2013 to 12/31/2013                        $11.84769        $15.44877          34,336
   01/01/2014 to 12/31/2014                        $15.44877        $17.49037          25,687

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2006* to 12/31/2006                              $9.99991        $10.21812          13,778
   01/01/2007 to 12/31/2007                              $10.21812        $10.55481          87,537
   01/01/2008 to 12/31/2008                              $10.55481        $10.65447         162,118
   01/01/2009 to 12/31/2009                              $10.65447        $10.51751         211,045
   01/01/2010 to 12/31/2010                              $10.51751        $10.35969         214,120
   01/01/2011 to 12/31/2011                              $10.35969        $10.20379         253,055
   01/01/2012 to 12/31/2012                              $10.20379        $10.04893         207,762
   01/01/2013 to 12/31/2013                              $10.04893         $9.89558         156,244
   01/01/2014 to 12/31/2014                               $9.89558         $9.74467         170,985
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2006 to 12/31/2006                              $10.03587        $10.17022           7,025
   01/01/2007 to 12/31/2007                              $10.17022        $10.33156          14,144
   01/01/2008 to 12/31/2008                              $10.33156         $5.87444          31,425
   01/01/2009 to 12/31/2009                               $5.87444         $8.13599          58,958
   01/01/2010 to 12/31/2010                               $8.13599         $9.88948          87,635
   01/01/2011 to 12/31/2011                               $9.88948         $9.49682          61,938
   01/01/2012 to 12/31/2012                               $9.49682        $10.95341          75,072
   01/01/2013 to 12/31/2013                              $10.95341        $15.31735          75,756
   01/01/2014 to 12/31/2014                              $15.31735        $17.23301          76,157
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02865        $10.07295               0
   01/01/2012 to 12/31/2012                              $10.07295        $10.40226           1,214
   01/01/2013 to 12/31/2013                              $10.40226         $9.95324           7,426
   01/01/2014 to 12/31/2014                               $9.95324        $10.30625           5,911
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.96512        $10.21327          10,990
   01/01/2007 to 12/31/2007                              $10.21327        $12.28959          22,218
   01/01/2008 to 12/31/2008                              $12.28959         $6.87585          29,602
   01/01/2009 to 12/31/2009                               $6.87585         $8.78786          59,462
   01/01/2010 to 12/31/2010                               $8.78786        $11.13543          85,266
   01/01/2011 to 12/31/2011                              $11.13543        $11.15065          65,249
   01/01/2012 to 12/31/2012                              $11.15065        $12.33993          59,564
   01/01/2013 to 12/31/2013                              $12.33993        $16.11432          56,932
   01/01/2014 to 12/31/2014                              $16.11432        $17.12818          47,773
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2006 to 12/31/2006                               $9.98815         $9.45733             200
   01/01/2007 to 12/31/2007                               $9.45733        $11.05501           3,313
   01/01/2008 to 12/31/2008                              $11.05501         $6.25525           6,094
   01/01/2009 to 12/31/2009                               $6.25525         $7.54954          50,286
   01/01/2010 to 12/31/2010                               $7.54954         $8.94111          91,105
   01/01/2011 to 04/29/2011                               $8.94111        $10.03294               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99874        $10.33248          72,273
   01/01/2013 to 12/31/2013                              $10.33248        $12.09919          81,104
   01/01/2014 to 12/31/2014                              $12.09919        $12.52682          76,209
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008                             $10.10148         $5.57715           1,320
   01/01/2009 to 12/31/2009                               $5.57715         $9.14495          96,285
   01/01/2010 to 12/31/2010                               $9.14495        $11.01080         178,201
   01/01/2011 to 12/31/2011                              $11.01080         $8.64490         127,900
   01/01/2012 to 12/31/2012                               $8.64490        $10.03905         170,398
   01/01/2013 to 12/31/2013                              $10.03905         $9.90790         177,093
   01/01/2014 to 12/31/2014                               $9.90790         $9.29973         167,043

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2006 to 12/31/2006                        $9.98034        $10.17953           11,376
   01/01/2007 to 12/31/2007                       $10.17953        $10.70491           12,500
   01/01/2008 to 12/31/2008                       $10.70491        $10.65895           15,064
   01/01/2009 to 12/31/2009                       $10.65895        $11.56999           63,137
   01/01/2010 to 12/31/2010                       $11.56999        $11.83776           74,666
   01/01/2011 to 12/31/2011                       $11.83776        $11.91937           67,893
   01/01/2012 to 12/31/2012                       $11.91937        $12.28836           88,368
   01/01/2013 to 12/31/2013                       $12.28836        $11.83763           87,309
   01/01/2014 to 12/31/2014                       $11.83763        $11.64560           69,147
---------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2006* to 12/31/2006                       $9.97139        $10.31233           46,424
   01/01/2007 to 12/31/2007                       $10.31233        $10.99780           72,773
   01/01/2008 to 12/31/2008                       $10.99780        $10.58517          122,413
   01/01/2009 to 12/31/2009                       $10.58517        $12.14622          586,106
   01/01/2010 to 12/31/2010                       $12.14622        $12.88400          825,811
   01/01/2011 to 12/31/2011                       $12.88400        $13.09095          687,328
   01/01/2012 to 12/31/2012                       $13.09095        $14.09248          797,218
   01/01/2013 to 12/31/2013                       $14.09248        $13.62239          816,650
   01/01/2014 to 12/31/2014                       $13.62239        $13.98210          753,810
---------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                        $9.97932        $10.42580            5,170
   01/01/2007 to 12/31/2007                       $10.42580        $11.16097           43,748
   01/01/2008 to 12/31/2008                       $11.16097         $8.84892          427,553
   01/01/2009 to 12/31/2009                        $8.84892        $10.45993        1,594,790
   01/01/2010 to 12/31/2010                       $10.45993        $11.38917        1,966,370
   01/01/2011 to 12/31/2011                       $11.38917        $11.32728        1,970,053
   01/01/2012 to 12/31/2012                       $11.32728        $12.31131        2,050,090
   01/01/2013 to 12/31/2013                       $12.31131        $13.24018        1,961,922
   01/01/2014 to 12/31/2014                       $13.24018        $13.79108        1,717,539
---------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                      $10.01866        $10.07285              229
   01/01/2012 to 12/31/2012                       $10.07285        $10.62414           14,677
   01/01/2013 to 12/31/2013                       $10.62414        $10.21994            9,794
   01/01/2014 to 12/31/2014                       $10.21994        $10.67386           37,904
---------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2006 to 12/31/2006                        $9.99874        $10.31485           11,551
   01/01/2007 to 12/31/2007                       $10.31485        $11.31636           46,662
   01/01/2008 to 12/31/2008                       $11.31636         $6.60696           85,537
   01/01/2009 to 12/31/2009                        $6.60696         $8.19609          646,698
   01/01/2010 to 12/31/2010                        $8.19609         $9.60610          804,993
   01/01/2011 to 12/31/2011                        $9.60610         $8.87180          574,380
   01/01/2012 to 12/31/2012                        $8.87180         $9.86507          824,290
   01/01/2013 to 12/31/2013                        $9.86507        $11.36842          921,191
   01/01/2014 to 12/31/2014                       $11.36842        $12.22460          985,014
---------------------------------------------------------------------------------------------------
AST QMA Emerging Markets Equity Portfolio
   02/25/2013* to 12/31/2013                       $9.99874         $9.61277            1,148
   01/01/2014 to 12/31/2014                        $9.61277         $9.23266            1,151
---------------------------------------------------------------------------------------------------
AST QMA Large-Cap Portfolio
   04/29/2013* to 12/31/2013                       $9.99874        $11.68682                0
   01/01/2014 to 12/31/2014                       $11.68682        $13.26253                0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2006 to 12/31/2006                                 $9.95097        $10.74043           4,815
   01/01/2007 to 12/31/2007                                $10.74043        $10.79584          20,553
   01/01/2008 to 12/31/2008                                $10.79584         $6.51497          19,658
   01/01/2009 to 12/31/2009                                 $6.51497         $7.81555          32,499
   01/01/2010 to 12/31/2010                                 $7.81555         $8.85453          48,270
   01/01/2011 to 12/31/2011                                 $8.85453         $9.02103          30,829
   01/01/2012 to 12/31/2012                                 $9.02103        $10.55351          36,633
   01/01/2013 to 12/31/2013                                $10.55351        $13.76244          47,908
   01/01/2014 to 12/31/2014                                $13.76244        $15.88513          64,765
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99874         $8.90747               0
   01/01/2012 to 12/31/2012                                 $8.90747         $9.92541               0
   01/01/2013 to 12/31/2013                                 $9.92541        $11.96308               0
   01/01/2014 to 12/31/2014                                $11.96308        $12.54626               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2008* to 12/31/2008                               $10.08113         $7.35283          68,896
   01/01/2009 to 12/31/2009                                 $7.35283         $8.93400         536,030
   01/01/2010 to 12/31/2010                                 $8.93400         $9.84613         831,731
   01/01/2011 to 12/31/2011                                 $9.84613         $9.51998         730,250
   01/01/2012 to 12/31/2012                                 $9.51998        $10.33838         890,396
   01/01/2013 to 12/31/2013                                $10.33838        $11.44699         809,381
   01/01/2014 to 12/31/2014                                $11.44699        $11.85150         767,128
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2008* to 12/31/2008                               $10.09931         $6.70326          37,290
   01/01/2009 to 12/31/2009                                 $6.70326         $8.37330         370,215
   01/01/2010 to 12/31/2010                                 $8.37330         $9.42811         570,272
   01/01/2011 to 12/31/2011                                 $9.42811         $9.06262         409,360
   01/01/2012 to 12/31/2012                                 $9.06262        $10.34330         595,387
   01/01/2013 to 12/31/2013                                $10.34330        $12.02494         702,432
   01/01/2014 to 12/31/2014                                $12.02494        $12.48462         675,046
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2006 to 12/31/2006                                 $9.98449        $10.58114               0
   01/01/2007 to 12/31/2007                                $10.58114        $11.34807             190
   01/01/2008 to 12/31/2008                                $11.34807         $7.80093          30,118
   01/01/2009 to 12/31/2009                                 $7.80093         $9.78770         406,471
   01/01/2010 to 12/31/2010                                 $9.78770        $10.77678         658,939
   01/01/2011 to 12/31/2011                                $10.77678        $10.25384         567,859
   01/01/2012 to 12/31/2012                                $10.25384        $11.22172         694,897
   01/01/2013 to 12/31/2013                                $11.22172        $12.64168         713,094
   01/01/2014 to 12/31/2014                                $12.64168        $12.82666         692,593
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2006 to 12/31/2006                                 $9.99874         $9.95782           9,009
   01/01/2007 to 12/31/2007                                 $9.95782        $10.90438          19,803
   01/01/2008 to 12/31/2008                                $10.90438         $6.00326          20,019
   01/01/2009 to 12/31/2009                                 $6.00326         $7.84248          57,873
   01/01/2010 to 12/31/2010                                 $7.84248        $10.23628          43,370
   01/01/2011 to 12/31/2011                                $10.23628         $8.75847          77,555
   01/01/2012 to 12/31/2012                                 $8.75847        $10.35593         108,841
   01/01/2013 to 12/31/2013                                $10.35593        $14.35979         101,834
   01/01/2014 to 12/31/2014                                $14.35979        $14.83925         101,094

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                        $9.90522         $9.92188            3,095
   01/01/2007 to 12/31/2007                         $9.92188        $10.46833            4,609
   01/01/2008 to 12/31/2008                        $10.46833         $6.70061            6,105
   01/01/2009 to 12/31/2009                         $6.70061         $8.83559           27,085
   01/01/2010 to 12/31/2010                         $8.83559        $11.86932           54,733
   01/01/2011 to 12/31/2011                        $11.86932        $11.57388           49,803
   01/01/2012 to 12/31/2012                        $11.57388        $12.78458           48,474
   01/01/2013 to 12/31/2013                        $12.78458        $17.01765           55,170
   01/01/2014 to 12/31/2014                        $17.01765        $17.39792           45,141
----------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2006 to 12/31/2006                         $9.99256        $10.47191            9,684
   01/01/2007 to 12/31/2007                        $10.47191         $9.73292           25,001
   01/01/2008 to 12/31/2008                         $9.73292         $6.73606           53,218
   01/01/2009 to 12/31/2009                         $6.73606         $8.42432           63,865
   01/01/2010 to 12/31/2010                         $8.42432        $10.45223           66,125
   01/01/2011 to 12/31/2011                        $10.45223         $9.67773           66,105
   01/01/2012 to 12/31/2012                         $9.67773        $11.26057           71,613
   01/01/2013 to 12/31/2013                        $11.26057        $15.23609           69,375
   01/01/2014 to 12/31/2014                        $15.23609        $15.79392           62,703
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2006 to 12/31/2006                         $9.96827        $10.63917                0
   01/01/2007 to 12/31/2007                        $10.63917        $11.13836            4,854
   01/01/2008 to 12/31/2008                        $11.13836         $8.12262          352,362
   01/01/2009 to 12/31/2009                         $8.12262         $9.92935        1,629,869
   01/01/2010 to 12/31/2010                         $9.92935        $10.90571        2,057,043
   01/01/2011 to 12/31/2011                        $10.90571        $10.95260        1,802,519
   01/01/2012 to 12/31/2012                        $10.95260        $12.24090        2,161,067
   01/01/2013 to 12/31/2013                        $12.24090        $14.08325        2,221,053
   01/01/2014 to 12/31/2014                        $14.08325        $14.68366        2,111,106
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2006 to 12/31/2006                         $9.95058        $11.08082            1,191
   01/01/2007 to 12/31/2007                        $11.08082        $10.52167           16,298
   01/01/2008 to 12/31/2008                        $10.52167         $6.02125           19,069
   01/01/2009 to 12/31/2009                         $6.02125         $7.34030           79,459
   01/01/2010 to 12/31/2010                         $7.34030         $8.18554          107,239
   01/01/2011 to 12/31/2011                         $8.18554         $7.92860           83,027
   01/01/2012 to 12/31/2012                         $7.92860         $9.15434          100,191
   01/01/2013 to 12/31/2013                         $9.15434        $11.69068           85,930
   01/01/2014 to 12/31/2014                        $11.69068        $12.37186           81,795
----------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2006* to 12/31/2006                        $9.94026        $10.47609           17,449
   01/01/2007 to 12/31/2007                        $10.47609        $11.16482           24,266
   01/01/2008 to 12/31/2008                        $11.16482         $6.53413           25,422
   01/01/2009 to 12/31/2009                         $6.53413         $9.86862           92,324
   01/01/2010 to 12/31/2010                         $9.86862        $11.25440          131,302
   01/01/2011 to 12/31/2011                        $11.25440        $10.89495          102,940
   01/01/2012 to 12/31/2012                        $10.89495        $12.61485          127,224
   01/01/2013 to 12/31/2013                        $12.61485        $17.89146          112,259
   01/01/2014 to 12/31/2014                        $17.89146        $19.08873           97,030

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2006 to 12/31/2006                                 $10.14759         $9.83697           22,607
   01/01/2007 to 12/31/2007                                  $9.83697        $13.60991           52,211
   01/01/2008 to 12/31/2008                                 $13.60991         $6.70277           83,326
   01/01/2009 to 12/31/2009                                  $6.70277         $9.85783          220,418
   01/01/2010 to 12/31/2010                                  $9.85783        $11.69296          312,377
   01/01/2011 to 12/31/2011                                 $11.69296         $9.79692          228,194
   01/01/2012 to 12/31/2012                                  $9.79692         $9.99607          277,911
   01/01/2013 to 12/31/2013                                  $9.99607        $11.35752          251,646
   01/01/2014 to 12/31/2014                                 $11.35752        $10.24897          239,718
-------------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2006 to 12/31/2006                                  $9.98973        $10.30713            7,400
   01/01/2007 to 12/31/2007                                 $10.30713        $11.12805            9,611
   01/01/2008 to 12/31/2008                                 $11.12805        $10.69133           13,221
   01/01/2009 to 12/31/2009                                 $10.69133        $11.80367           41,934
   01/01/2010 to 12/31/2010                                 $11.80367        $12.29119           73,954
   01/01/2011 to 12/31/2011                                 $12.29119        $12.60300           85,891
   01/01/2012 to 12/31/2012                                 $12.60300        $13.05891          105,085
   01/01/2013 to 12/31/2013                                 $13.05891        $12.37691           72,726
   01/01/2014 to 12/31/2014                                 $12.37691        $12.25586           44,843
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2006 to 12/31/2006                                  $9.97083        $10.66139           54,966
   01/01/2007 to 12/31/2007                                 $10.66139        $11.50135          104,742
   01/01/2008 to 12/31/2008                                 $11.50135         $6.53179          100,574
   01/01/2009 to 12/31/2009                                  $6.53179         $8.26091          194,411
   01/01/2010 to 12/31/2010                                  $8.26091         $9.32545          210,936
   01/01/2011 to 12/31/2011                                  $9.32545         $8.86601          185,422
   01/01/2012 to 12/31/2012                                  $8.86601         $9.69157          202,525
   01/01/2013 to 12/31/2013                                  $9.69157        $11.50036          205,354
   01/01/2014 to 12/31/2014                                 $11.50036        $11.94816          208,436
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007                                 $9.99874         $9.98107                0
   01/01/2008 to 12/31/2008                                  $9.98107         $9.31646            4,507
   01/01/2009 to 12/31/2009                                  $9.31646        $10.24119          133,103
   01/01/2010 to 12/31/2010                                 $10.24119        $10.87128          225,008
   01/01/2011 to 12/31/2011                                 $10.87128        $11.35046          181,115
   01/01/2012 to 12/31/2012                                 $11.35046        $12.05471          249,232
   01/01/2013 to 12/31/2013                                 $12.05471        $11.69345          234,750
   01/01/2014 to 12/31/2014                                 $11.69345        $12.34370          233,340
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
   08/20/2012* to 12/31/2012                                 $9.99874        $10.39046                0
   01/01/2013 to 12/31/2013                                 $10.39046         $9.39959                0
   01/01/2014 to 12/31/2014                                  $9.39959         $9.38142                0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008                                $10.07814         $6.64843           98,594
   01/01/2009 to 12/31/2009                                  $6.64843         $8.51531          709,795
   01/01/2010 to 12/31/2010                                  $8.51531         $9.24408        1,005,878
   01/01/2011 to 12/31/2011                                  $9.24408         $8.95108          725,217
   01/01/2012 to 09/21/2012                                  $8.95108        $10.03722                0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                              $10.02456        $12.18141              0
   01/01/2010 to 12/31/2010                              $12.18141        $13.29975          3,005
   01/01/2011 to 12/31/2011                              $13.29975        $12.62465          1,364
   01/01/2012 to 12/31/2012                              $12.62465        $13.85724            648
   01/01/2013 to 12/31/2013                              $13.85724        $14.86035            180
   01/01/2014 to 12/31/2014                              $14.86035        $15.04410              0
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009                              $10.03690        $12.37780              0
   01/01/2010 to 12/31/2010                              $12.37780        $13.72449          2,017
   01/01/2011 to 12/31/2011                              $13.72449        $13.39876            857
   01/01/2012 to 12/31/2012                              $13.39876        $14.84823          1,063
   01/01/2013 to 12/31/2013                              $14.84823        $16.87635            176
   01/01/2014 to 12/31/2014                              $16.87635        $17.46186              0
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009                              $10.07556        $12.42569              0
   01/01/2010 to 12/31/2010                              $12.42569        $13.79467              0
   01/01/2011 to 12/31/2011                              $13.79467        $13.93260              0
   01/01/2012 to 05/04/2012                              $13.93260        $15.09415              0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                              $10.02338        $12.00675          1,854
   01/01/2010 to 12/31/2010                              $12.00675        $13.15015          3,717
   01/01/2011 to 12/31/2011                              $13.15015        $12.66779          2,010
   01/01/2012 to 12/31/2012                              $12.66779        $13.89326          1,993
   01/01/2013 to 12/31/2013                              $13.89326        $15.93876            721
   01/01/2014 to 12/31/2014                              $15.93876        $16.55606          1,678
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
   05/02/2011* to 12/31/2011                              $9.99793         $9.11444              0
   01/01/2012 to 12/31/2012                               $9.11444         $9.94462              0
   01/01/2013 to 12/31/2013                               $9.94462        $10.74981              0
   01/01/2014 to 12/31/2014                              $10.74981        $10.99564          1,009
----------------------------------------------------------------------------------------------------------
AST BlackRock iShares ETF Portfolio
   04/29/2013* to 12/31/2013                              $9.99793        $10.43921              0
   01/01/2014 to 12/31/2014                              $10.43921        $10.54382              0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2016
   05/01/2009 to 12/31/2009                               $9.93809         $9.58149              0
   01/01/2010 to 12/31/2010                               $9.58149        $10.33134              0
   01/01/2011 to 12/31/2011                              $10.33134        $11.04601              0
   01/01/2012 to 12/31/2012                              $11.04601        $11.21942              0
   01/01/2013 to 12/31/2013                              $11.21942        $10.86512              0
   01/01/2014 to 12/31/2014                              $10.86512        $10.64384              0
----------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
   05/01/2009 to 12/31/2009                               $9.92252         $9.64728              0
   01/01/2010 to 12/31/2010                               $9.64728        $10.45969              0
   01/01/2011 to 12/31/2011                              $10.45969        $11.58521              0
   01/01/2012 to 12/31/2012                              $11.58521        $11.94239              0
   01/01/2013 to 12/31/2013                              $11.94239        $11.27943              0
   01/01/2014 to 12/31/2014                              $11.27943        $11.29180              0

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
   05/01/2009 to 12/31/2009                             $9.90529         $9.54833               0
   01/01/2010 to 12/31/2010                             $9.54833        $10.36871               0
   01/01/2011 to 12/31/2011                            $10.36871        $11.72642               0
   01/01/2012 to 12/31/2012                            $11.72642        $12.10435               0
   01/01/2013 to 12/31/2013                            $12.10435        $11.23298               0
   01/01/2014 to 12/31/2014                            $11.23298        $11.42068               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
   05/01/2009 to 12/31/2009                             $9.88401         $9.22420               0
   01/01/2010 to 12/31/2010                             $9.22420        $10.06022           4,123
   01/01/2011 to 12/31/2011                            $10.06022        $11.64277               0
   01/01/2012 to 12/31/2012                            $11.64277        $12.07011               0
   01/01/2013 to 12/31/2013                            $12.07011        $11.00302               0
   01/01/2014 to 12/31/2014                            $11.00302        $11.39033               0
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
   01/04/2010* to 12/31/2010                            $9.99724        $10.93130           4,163
   01/01/2011 to 12/31/2011                            $10.93130        $12.82398          55,791
   01/01/2012 to 12/31/2012                            $12.82398        $13.35416          37,504
   01/01/2013 to 12/31/2013                            $13.35416        $12.11040          28,799
   01/01/2014 to 12/31/2014                            $12.11040        $12.71631          21,160
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
   01/03/2011* to 12/31/2011                            $9.99793        $11.93684          84,357
   01/01/2012 to 12/31/2012                            $11.93684        $12.32003          58,092
   01/01/2013 to 12/31/2013                            $12.32003        $10.84276          33,839
   01/01/2014 to 12/31/2014                            $10.84276        $11.66946          32,967
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2023
   01/03/2012* to 12/31/2012                            $9.99725        $10.32609               0
   01/01/2013 to 12/31/2013                            $10.32609         $9.04222          36,058
   01/01/2014 to 12/31/2014                             $9.04222         $9.93002          14,424
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2024
   01/02/2013* to 12/31/2013                            $9.99862         $8.68828          77,753
   01/01/2014 to 12/31/2014                             $8.68828         $9.70849          61,506
--------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2025
   01/02/2014* to 12/31/2014                            $9.99862        $11.22397               0
--------------------------------------------------------------------------------------------------------
AST Boston Partners Large-Cap Value Portfolio
formerly, AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009                           $10.14470        $10.28887               0
   01/01/2010 to 12/31/2010                            $10.28887        $11.41006               0
   01/01/2011 to 12/31/2011                            $11.41006        $10.47337               0
   01/01/2012 to 12/31/2012                            $10.47337        $11.56403               0
   01/01/2013 to 12/31/2013                            $11.56403        $14.82075               0
   01/01/2014 to 12/31/2014                            $14.82075        $15.93575               0
--------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                            $10.03868        $12.27482             971
   01/01/2010 to 12/31/2010                            $12.27482        $13.57069           4,764
   01/01/2011 to 12/31/2011                            $13.57069        $12.91269           1,876
   01/01/2012 to 12/31/2012                            $12.91269        $14.31898           2,271
   01/01/2013 to 12/31/2013                            $14.31898        $17.12982             867
   01/01/2014 to 12/31/2014                            $17.12982        $17.87230           1,381
--------------------------------------------------------------------------------------------------------
AST ClearBridge Dividend Growth Portfolio
   02/25/2013* to 12/31/2013                            $9.99793        $11.57811               0
   01/01/2014 to 12/31/2014                            $11.57811        $12.82677               0
--------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                             $9.61469        $14.46991               0
   01/01/2010 to 12/31/2010                            $14.46991        $18.15890               0
   01/01/2011 to 12/31/2011                            $18.15890        $18.87506               0
   01/01/2012 to 12/31/2012                            $18.87506        $21.22973               0
   01/01/2013 to 12/31/2013                            $21.22973        $21.35038               0
   01/01/2014 to 12/31/2014                            $21.35038        $27.25593               0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Defensive Asset Allocation Portfolio
   04/29/2013* to 12/31/2013                                      $9.99793         $9.63298              0
   01/01/2014 to 12/31/2014                                       $9.63298         $9.87268              0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis Quantitative Portfolio
formerly, AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009                                      $10.01305        $12.26160              0
   01/01/2010 to 12/31/2010                                      $12.26160        $13.67415              0
   01/01/2011 to 12/31/2011                                      $13.67415        $13.13404              0
   01/01/2012 to 12/31/2012                                      $13.13404        $14.16890              0
   01/01/2013 to 12/31/2013                                      $14.16890        $15.85609              0
   01/01/2014 to 12/31/2014                                      $15.85609        $15.94903              0
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                      $10.02678        $11.93657              0
   01/01/2010 to 12/31/2010                                      $11.93657        $13.19063          3,482
   01/01/2011 to 12/31/2011                                      $13.19063        $12.54513          1,466
   01/01/2012 to 12/31/2012                                      $12.54513        $13.90062          1,686
   01/01/2013 to 12/31/2013                                      $13.90062        $16.16086            509
   01/01/2014 to 12/31/2014                                      $16.16086        $16.66016          1,031
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
   04/30/2012* to 12/31/2012                                      $9.99794        $10.68613            600
   01/01/2013 to 12/31/2013                                      $10.68613        $12.97045              0
   01/01/2014 to 12/31/2014                                      $12.97045        $13.04985              0
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Plus Portfolio
   04/29/2013* to 12/31/2013                                      $9.99793        $10.75379              0
   01/01/2014 to 12/31/2014                                      $10.75379        $10.75462              0
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                                       $9.85931        $13.89546              0
   01/01/2010 to 12/31/2010                                      $13.89546        $16.28721              0
   01/01/2011 to 12/31/2011                                      $16.28721        $15.08249              0
   01/01/2012 to 12/31/2012                                      $15.08249        $18.64899              0
   01/01/2013 to 12/31/2013                                      $18.64899        $18.97582              0
   01/01/2014 to 12/31/2014                                      $18.97582        $21.08041              0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009                                      $10.04650        $12.80269            872
   01/01/2010 to 12/31/2010                                      $12.80269        $13.76876              0
   01/01/2011 to 12/31/2011                                      $13.76876        $12.89556              0
   01/01/2012 to 12/31/2012                                      $12.89556        $15.05975              0
   01/01/2013 to 12/31/2013                                      $15.05975        $19.05267              0
   01/01/2014 to 02/07/2014                                      $19.05267        $18.72680              0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                      $10.12452        $12.16953              0
   01/01/2010 to 12/31/2010                                      $12.16953        $13.39621              0
   01/01/2011 to 12/31/2011                                      $13.39621        $12.34249              0
   01/01/2012 to 12/31/2012                                      $12.34249        $14.40204              0
   01/01/2013 to 12/31/2013                                      $14.40204        $18.75475              0
   01/01/2014 to 12/31/2014                                      $18.75475        $20.69000              0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                      $10.05955        $13.44619              0
   01/01/2010 to 12/31/2010                                      $13.44619        $15.71146              0
   01/01/2011 to 12/31/2011                                      $15.71146        $14.86507              0
   01/01/2012 to 12/31/2012                                      $14.86507        $17.33790              0
   01/01/2013 to 12/31/2013                                      $17.33790        $22.34947              0
   01/01/2014 to 12/31/2014                                      $22.34947        $24.30597              0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Multi-Asset Portfolio
   05/01/2009 to 12/31/2009                          $10.02456        $11.82541               0
   01/01/2010 to 12/31/2010                          $11.82541        $12.86882               0
   01/01/2011 to 12/31/2011                          $12.86882        $12.48569               0
   01/01/2012 to 12/31/2012                          $12.48569        $13.40809               0
   01/01/2013 to 12/31/2013                          $13.40809        $14.35876               0
   01/01/2014 to 12/31/2014                          $14.35876        $14.56753             456
------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                           $9.95309        $12.72261               0
   01/01/2010 to 12/31/2010                          $12.72261        $15.72724               0
   01/01/2011 to 12/31/2011                          $15.72724        $15.53641               0
   01/01/2012 to 12/31/2012                          $15.53641        $17.52650               0
   01/01/2013 to 12/31/2013                          $17.52650        $23.72432               0
   01/01/2014 to 12/31/2014                          $23.72432        $24.79963               0
------------------------------------------------------------------------------------------------------
AST Herndon Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                          $10.09816        $12.72032               0
   01/01/2010 to 12/31/2010                          $12.72032        $13.94749               0
   01/01/2011 to 12/31/2011                          $13.94749        $13.53426               0
   01/01/2012 to 12/31/2012                          $13.53426        $14.96580               0
   01/01/2013 to 12/31/2013                          $14.96580        $19.64752               0
   01/01/2014 to 12/31/2014                          $19.64752        $19.45733               0
------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
   05/01/2009 to 12/31/2009                          $10.01698        $12.48045               0
   01/01/2010 to 12/31/2010                          $12.48045        $13.81311               0
   01/01/2011 to 12/31/2011                          $13.81311        $13.89768               0
   01/01/2012 to 12/31/2012                          $13.89768        $15.43168               0
   01/01/2013 to 12/31/2013                          $15.43168        $16.12844               0
   01/01/2014 to 12/31/2014                          $16.12844        $16.12961               0
------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
   05/01/2009 to 12/31/2009                          $10.14310        $13.23326               0
   01/01/2010 to 12/31/2010                          $13.23326        $14.77515          10,981
   01/01/2011 to 12/31/2011                          $14.77515        $12.54599           3,146
   01/01/2012 to 12/31/2012                          $12.54599        $14.72517           5,437
   01/01/2013 to 12/31/2013                          $14.72517        $17.09543           1,008
   01/01/2014 to 12/31/2014                          $17.09543        $15.74917           3,099
------------------------------------------------------------------------------------------------------
AST International Value Portfolio
   05/01/2009 to 12/31/2009                          $10.11760        $13.06521             804
   01/01/2010 to 12/31/2010                          $13.06521        $14.15249          11,478
   01/01/2011 to 12/31/2011                          $14.15249        $12.06890           3,283
   01/01/2012 to 12/31/2012                          $12.06890        $13.73087           5,854
   01/01/2013 to 12/31/2013                          $13.73087        $15.99596           1,070
   01/01/2014 to 12/31/2014                          $15.99596        $14.55239           3,334
------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
   05/01/2009 to 12/31/2009                          $10.04092        $12.21288               0
   01/01/2010 to 12/31/2010                          $12.21288        $13.55487             427
   01/01/2011 to 12/31/2011                          $13.55487        $13.14297               0
   01/01/2012 to 12/31/2012                          $13.14297        $14.55640               0
   01/01/2013 to 12/31/2013                          $14.55640        $16.50558               0
   01/01/2014 to 12/31/2014                          $16.50558        $17.11948               0
------------------------------------------------------------------------------------------------------
AST J.P. Morgan International Equity Portfolio
   05/01/2009 to 12/31/2009                          $10.12726        $13.55000             790
   01/01/2010 to 12/31/2010                          $13.55000        $14.16063           3,699
   01/01/2011 to 12/31/2011                          $14.16063        $12.54526           1,249
   01/01/2012 to 12/31/2012                          $12.54526        $14.91297           2,159
   01/01/2013 to 12/31/2013                          $14.91297        $16.77607             377
   01/01/2014 to 12/31/2014                          $16.77607        $15.31747           1,486

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
   05/01/2009 to 12/31/2009                             $10.07967        $11.63355               0
   01/01/2010 to 12/31/2010                             $11.63355        $12.17460               0
   01/01/2011 to 12/31/2011                             $12.17460        $11.90005               0
   01/01/2012 to 12/31/2012                             $11.90005        $12.84759               0
   01/01/2013 to 12/31/2013                             $12.84759        $13.91027               0
   01/01/2014 to 12/31/2014                             $13.91027        $14.30344               0
---------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009                            $10.08332        $10.27907               0
   01/01/2010 to 12/31/2010                             $10.27907        $11.15788               0
   01/01/2011 to 12/31/2011                             $11.15788        $10.95291               0
   01/01/2012 to 12/31/2012                             $10.95291        $12.30209               0
   01/01/2013 to 12/31/2013                             $12.30209        $16.37416               0
   01/01/2014 to 12/31/2014                             $16.37416        $17.48455               0
---------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009                             $10.06253        $12.69666               0
   01/01/2010 to 12/31/2010                             $12.69666        $14.01036               0
   01/01/2011 to 12/31/2011                             $14.01036        $13.09087               0
   01/01/2012 to 12/31/2012                             $13.09087        $14.92040               0
   01/01/2013 to 12/31/2013                             $14.92040        $20.34909               0
   01/01/2014 to 12/31/2014                             $20.34909        $22.57081               0
---------------------------------------------------------------------------------------------------------
AST Loomis Sayles Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                             $10.00717        $12.67874               0
   01/01/2010 to 12/31/2010                             $12.67874        $14.80563               0
   01/01/2011 to 12/31/2011                             $14.80563        $14.30605               0
   01/01/2012 to 12/31/2012                             $14.30605        $15.66085               0
   01/01/2013 to 12/31/2013                             $15.66085        $20.86262               0
   01/01/2014 to 12/31/2014                             $20.86262        $22.49822               0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
   05/01/2009 to 12/31/2009                             $10.03375        $12.04953               0
   01/01/2010 to 12/31/2010                             $12.04953        $13.32622               0
   01/01/2011 to 12/31/2011                             $13.32622        $14.31727               0
   01/01/2012 to 12/31/2012                             $14.31727        $14.78850               0
   01/01/2013 to 12/31/2013                             $14.78850        $14.13219               0
   01/01/2014 to 12/31/2014                             $14.13219        $14.66120               0
---------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009                             $10.07230        $13.32730             204
   01/01/2010 to 12/31/2010                             $13.32730        $14.56167          22,625
   01/01/2011 to 12/31/2011                             $14.56167        $13.75525           8,564
   01/01/2012 to 12/31/2012                             $13.75525        $16.50818           6,455
   01/01/2013 to 12/31/2013                             $16.50818        $20.54634           1,518
   01/01/2014 to 12/31/2014                             $20.54634        $20.76269           5,298
---------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009                             $10.02809        $12.11704               0
   01/01/2010 to 12/31/2010                             $12.11704        $13.32654               0
   01/01/2011 to 12/31/2011                             $13.32654        $12.91833               0
   01/01/2012 to 12/31/2012                             $12.91833        $14.74859               0
   01/01/2013 to 12/31/2013                             $14.74859        $19.66114               0
   01/01/2014 to 12/31/2014                             $19.66114        $20.84216               0
---------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
   08/20/2012* to 12/31/2012                             $9.99794        $10.16448               0
   01/01/2013 to 12/31/2013                             $10.16448        $13.33192               0
   01/01/2014 to 12/31/2014                             $13.33192        $14.32875               0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                               $9.98574        $13.19325               0
   01/01/2010 to 12/31/2010                              $13.19325        $15.90270               0
   01/01/2011 to 12/31/2011                              $15.90270        $14.97267               0
   01/01/2012 to 12/31/2012                              $14.97267        $17.28766               0
   01/01/2013 to 12/31/2013                              $17.28766        $22.32258               0
   01/01/2014 to 12/31/2014                              $22.32258        $25.02599               0
----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
   05/01/2009 to 12/31/2009                               $9.99953         $9.83880             897
   01/01/2010 to 12/31/2010                               $9.83880         $9.59652             869
   01/01/2011 to 12/31/2011                               $9.59652         $9.36043             495
   01/01/2012 to 12/31/2012                               $9.36043         $9.12800             495
   01/01/2013 to 12/31/2013                               $9.12800         $8.90088             218
   01/01/2014 to 12/31/2014                               $8.90088         $8.67962             425
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                              $10.13089        $13.67777               0
   01/01/2010 to 12/31/2010                              $13.67777        $16.46359               0
   01/01/2011 to 12/31/2011                              $16.46359        $15.65593               0
   01/01/2012 to 12/31/2012                              $15.65593        $17.88066               0
   01/01/2013 to 12/31/2013                              $17.88066        $24.76088               0
   01/01/2014 to 12/31/2014                              $24.76088        $27.58605               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
   10/31/2011* to 12/31/2011                             $10.02784        $10.05590               0
   01/01/2012 to 12/31/2012                              $10.05590        $10.28313               0
   01/01/2013 to 12/31/2013                              $10.28313         $9.74332               0
   01/01/2014 to 12/31/2014                               $9.74332         $9.99027               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $9.97665        $12.32814               0
   01/01/2010 to 12/31/2010                              $12.32814        $15.46924               0
   01/01/2011 to 12/31/2011                              $15.46924        $15.33952               0
   01/01/2012 to 12/31/2012                              $15.33952        $16.80951               0
   01/01/2013 to 12/31/2013                              $16.80951        $21.73715               0
   01/01/2014 to 12/31/2014                              $21.73715        $22.87941               0
----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $9.93448        $12.03198               0
   01/01/2010 to 12/31/2010                              $12.03198        $14.11087               0
   01/01/2011 to 04/29/2011                              $14.11087        $15.78352               0
----------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
   04/30/2012* to 12/31/2012                              $9.99794        $10.26415               0
   01/01/2013 to 12/31/2013                              $10.26415        $11.90209               0
   01/01/2014 to 12/31/2014                              $11.90209        $12.20247             551
----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009                              $10.05426        $14.75366               0
   01/01/2010 to 12/31/2010                              $14.75366        $17.59101          30,000
   01/01/2011 to 12/31/2011                              $17.59101        $13.67653           6,531
   01/01/2012 to 12/31/2012                              $13.67653        $15.72695          10,179
   01/01/2013 to 12/31/2013                              $15.72695        $15.37006           2,584
   01/01/2014 to 12/31/2014                              $15.37006        $14.28582           2,842
----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                               $9.99043        $10.45317               0
   01/01/2010 to 12/31/2010                              $10.45317        $10.59058               0
   01/01/2011 to 12/31/2011                              $10.59058        $10.55994               0
   01/01/2012 to 12/31/2012                              $10.55994        $10.78039               0
   01/01/2013 to 12/31/2013                              $10.78039        $10.28382               0
   01/01/2014 to 12/31/2014                              $10.28382        $10.01822               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                                 $9.98230        $11.01889             967
   01/01/2010 to 12/31/2010                                $11.01889        $11.57418          32,533
   01/01/2011 to 12/31/2011                                $11.57418        $11.64560           8,618
   01/01/2012 to 12/31/2012                                $11.64560        $12.41404          11,826
   01/01/2013 to 12/31/2013                                $12.41404        $11.88287           3,434
   01/01/2014 to 12/31/2014                                $11.88287        $12.07770           7,502
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                                $10.02086        $11.57373               0
   01/01/2010 to 12/31/2010                                $11.57373        $12.47913           1,950
   01/01/2011 to 12/31/2011                                $12.47913        $12.29047           1,002
   01/01/2012 to 12/31/2012                                $12.29047        $13.22763             985
   01/01/2013 to 12/31/2013                                $13.22763        $14.08691             274
   01/01/2014 to 12/31/2014                                $14.08691        $14.52997             811
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
   10/31/2011* to 12/31/2011                               $10.01785        $10.05579               0
   01/01/2012 to 12/31/2012                                $10.05579        $10.50254               0
   01/01/2013 to 12/31/2013                                $10.50254        $10.00449               0
   01/01/2014 to 12/31/2014                                $10.00449        $10.34703               0
------------------------------------------------------------------------------------------------------------
AST Prudential Growth Allocation Portfolio
   05/01/2009 to 12/31/2009                                 $9.98504        $12.12161             141
   01/01/2010 to 12/31/2010                                $12.12161        $14.06854           2,162
   01/01/2011 to 12/31/2011                                $14.06854        $12.86659             922
   01/01/2012 to 12/31/2012                                $12.86659        $14.16710           1,162
   01/01/2013 to 12/31/2013                                $14.16710        $16.16694             211
   01/01/2014 to 12/31/2014                                $16.16694        $17.21492             727
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009                                $10.07703        $12.76997               0
   01/01/2010 to 12/31/2010                                $12.76997        $14.32660               0
   01/01/2011 to 12/31/2011                                $14.32660        $14.45398               0
   01/01/2012 to 12/31/2012                                $14.45398        $16.74435               0
   01/01/2013 to 12/31/2013                                $16.74435        $21.62294               0
   01/01/2014 to 12/31/2014                                $21.62294        $24.71475               0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
   05/02/2011* to 12/31/2011                                $9.99793         $8.84900               0
   01/01/2012 to 12/31/2012                                 $8.84900         $9.76391               0
   01/01/2013 to 12/31/2013                                 $9.76391        $11.65363               0
   01/01/2014 to 12/31/2014                                $11.65363        $12.10252               0
------------------------------------------------------------------------------------------------------------
AST RCM World Trends Portfolio
   05/01/2009 to 12/31/2009                                $10.03974        $11.90339               0
   01/01/2010 to 12/31/2010                                $11.90339        $12.99092               0
   01/01/2011 to 12/31/2011                                $12.99092        $12.43824               0
   01/01/2012 to 12/31/2012                                $12.43824        $13.37548               0
   01/01/2013 to 12/31/2013                                $13.37548        $14.66532               0
   01/01/2014 to 12/31/2014                                $14.66532        $15.03549               0
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
   05/01/2009 to 12/31/2009                                $10.05229        $12.30764               0
   01/01/2010 to 12/31/2010                                $12.30764        $13.72300           1,181
   01/01/2011 to 12/31/2011                                $13.72300        $13.06262             368
   01/01/2012 to 12/31/2012                                $13.06262        $14.76290             439
   01/01/2013 to 12/31/2013                                $14.76290        $16.99579               0
   01/01/2014 to 12/31/2014                                $16.99579        $17.47350             517
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009                                $10.08069        $12.34977             634
   01/01/2010 to 12/31/2010                                $12.34977        $13.46536           1,850
   01/01/2011 to 12/31/2011                                $13.46536        $12.68712             790
   01/01/2012 to 12/31/2012                                $12.68712        $13.74885             957
   01/01/2013 to 12/31/2013                                $13.74885        $15.33764             284
   01/01/2014 to 12/31/2014                                $15.33764        $15.41025             261

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Opportunities Portfolio
formerly, AST Federated Aggressive Growth Portfolio
   05/01/2009 to 12/31/2009                                $9.98051        $12.94633               0
   01/01/2010 to 12/31/2010                               $12.94633        $16.73340               0
   01/01/2011 to 12/31/2011                               $16.73340        $14.17824               0
   01/01/2012 to 12/31/2012                               $14.17824        $16.60035               0
   01/01/2013 to 12/31/2013                               $16.60035        $22.79422               0
   01/01/2014 to 12/31/2014                               $22.79422        $23.32558               0
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                               $10.00819        $13.09676               0
   01/01/2010 to 12/31/2010                               $13.09676        $17.42232               0
   01/01/2011 to 12/31/2011                               $17.42232        $16.82342               0
   01/01/2012 to 12/31/2012                               $16.82342        $18.40167               0
   01/01/2013 to 12/31/2013                               $18.40167        $24.25586               0
   01/01/2014 to 12/31/2014                               $24.25586        $24.55591               0
-----------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                                $9.97547        $12.90470               0
   01/01/2010 to 12/31/2010                               $12.90470        $15.85506               0
   01/01/2011 to 12/31/2011                               $15.85506        $14.53725               0
   01/01/2012 to 12/31/2012                               $14.53725        $16.74953               0
   01/01/2013 to 12/31/2013                               $16.74953        $22.44208               0
   01/01/2014 to 12/31/2014                               $22.44208        $23.03688               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009                               $10.03822        $12.11116           1,466
   01/01/2010 to 12/31/2010                               $12.11116        $13.17238           1,357
   01/01/2011 to 12/31/2011                               $13.17238        $13.10014             809
   01/01/2012 to 12/31/2012                               $13.10014        $14.49785             785
   01/01/2013 to 12/31/2013                               $14.49785        $16.51718             200
   01/01/2014 to 12/31/2014                               $16.51718        $17.05358             589
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
   05/01/2009 to 12/31/2009                               $10.09998        $12.86715               0
   01/01/2010 to 12/31/2010                               $12.86715        $14.20902               0
   01/01/2011 to 12/31/2011                               $14.20902        $13.62906               0
   01/01/2012 to 12/31/2012                               $13.62906        $15.58217               0
   01/01/2013 to 12/31/2013                               $15.58217        $19.70553               0
   01/01/2014 to 12/31/2014                               $19.70553        $20.65037               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                                $9.98683        $13.12270               0
   01/01/2010 to 12/31/2010                               $13.12270        $14.81973               0
   01/01/2011 to 12/31/2011                               $14.81973        $14.20678               0
   01/01/2012 to 12/31/2012                               $14.20678        $16.28869               0
   01/01/2013 to 12/31/2013                               $16.28869        $22.87688               0
   01/01/2014 to 12/31/2014                               $22.87688        $24.16970               0
-----------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009                               $10.30092        $13.71560             779
   01/01/2010 to 12/31/2010                               $13.71560        $16.11038          13,787
   01/01/2011 to 12/31/2011                               $16.11038        $13.36655           2,825
   01/01/2012 to 12/31/2012                               $13.36655        $13.50487           6,052
   01/01/2013 to 12/31/2013                               $13.50487        $15.19455           1,578
   01/01/2014 to 12/31/2014                               $15.19455        $13.57767           1,793
-----------------------------------------------------------------------------------------------------------
AST Templeton Global Bond Portfolio
   05/01/2009 to 12/31/2009                               $10.01723        $11.07312               0
   01/01/2010 to 12/31/2010                               $11.07312        $11.41799               0
   01/01/2011 to 12/31/2011                               $11.41799        $11.59382               0
   01/01/2012 to 12/31/2012                               $11.59382        $11.89578               0
   01/01/2013 to 12/31/2013                               $11.89578        $11.16450               0
   01/01/2014 to 12/31/2014                               $11.16450        $10.94739               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
   05/01/2009 to 12/31/2009                                 $10.06162        $12.72682          14,125
   01/01/2010 to 12/31/2010                                 $12.72682        $14.22692          13,334
   01/01/2011 to 12/31/2011                                 $14.22692        $13.39426           7,022
   01/01/2012 to 12/31/2012                                 $13.39426        $14.49827           8,239
   01/01/2013 to 12/31/2013                                 $14.49827        $17.03647           4,465
   01/01/2014 to 12/31/2014                                 $17.03647        $17.52718           7,547
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                                  $9.98898        $10.72640               0
   01/01/2010 to 12/31/2010                                 $10.72640        $11.27536               0
   01/01/2011 to 12/31/2011                                 $11.27536        $11.65803               0
   01/01/2012 to 12/31/2012                                 $11.65803        $12.26034               0
   01/01/2013 to 12/31/2013                                 $12.26034        $11.77700               0
   01/01/2014 to 12/31/2014                                 $11.77700        $12.31072               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009                                 $10.07048        $12.78880               0
   01/01/2010 to 12/31/2010                                 $12.78880        $13.74797             755
   01/01/2011 to 12/31/2011                                 $13.74797        $13.18268             368
   01/01/2012 to 09/21/2012                                 $13.18268        $14.67753               0



 *  Denotes the start date of these sub-accounts

             APPENDIX B - FORMULA UNDER HIGHEST DAILY GRO BENEFIT
    FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

       .  AV is the current Account Value of the Annuity

       . V is the current Account Value of the elected Sub-accounts of the Annuity

       .  B is the total current value of the AST bond portfolio Sub-account

       .  C\\l\\ is the lower target value. Currently, it is 79%.

       .  C\\t\\ is the middle target value. Currently, it is 82%.

       .  C\\u\\ is the upper target value. Currently, it is 85%.

For each guarantee provided under the benefit,

       .  G\\i\\ is the guarantee amount

       .  N\\i\\ is the number of days until the maturity date

       . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

                 L      =      MAX (L\\i\\), where L\\i\\ = Gi / (1 +
d\\i\\)/^(Ni/365)/.

Next the formula calculates the following formula ratio:

                 r      =      (L - B) / V.

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C\\u\\.

The transfer amount is calculated by the following formula:

                 T      =      {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

The transfer amount is calculated by the following formula:

                 T      =      {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

       .  AV is the current Account Value of the Annuity

       . V is the current Account Value of the elected Sub-accounts of the Annuity

       .  B is the total current value of the AST bond portfolio Sub-account

       .  C\\l\\ is the lower target value. Currently, it is 79%.

       .  C\\t\\ is the middle target value. Currently, it is 82%.

       .  C\\u\\ is the upper target value. Currently, it is 85%.

       . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

       .  G\\i\\ is the guarantee amount

       .  N\\i\\ is the number of days until the maturity date

       . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation

The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                 If (B / (V + B) > .90), then
                 T      =      B - [(V + B) * .90]

If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)."

                 L      =      MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 +
d\\i\\)/^(Ni/365)/

Next the formula calculates the following formula ratio:

                 r      =      (L - B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > C\\u\\, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

                 T      =      {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V *
C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < C\\l\\ and B > 0.

The transfer amount is calculated by the following formula:

                 T      =      {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

  FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL.

The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

       .  AV is the current Account Value of the Annuity

       . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

       . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

       .  B is the total current value of the Transfer Account

       . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

       . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

       . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

       .  T is the amount of a transfer into or out of the Transfer Account

       . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

                 L      =      MAX (L\\i\\ ), where L\\i\\ = G\\i\\ / (1 +
d\\i\\ )/^(Ni /365)/

Where:

       . G\\i\\ is the value of the Guarantee Amount or the Projected Future Guarantee

       .  N\\i\\ is the number of days until the end of the Guarantee Period

       . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

                 r      =      (L - B) / (V\\V\\ + V\\F\\ )

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

                 T      =      {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B),
[L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r<C\\1\\ and B>0.

The transfer amount is calculated by the following formula:

                 T      =      {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\
] / (1 - C\\t\\ ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .  L - the target value as of the current Valuation Day.

       .  r - the target ratio.

       . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

       . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

       .  V - the total value of all Permitted Sub-accounts in the Annuity.

       .  F - the total value of all Benefit Fixed Rate Account allocations.

       . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

       . T - the amount of a transfer into or out of the Benefit Fixed Rate Account.

       . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                 L      =      I * Q * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                 Target Ratio r      =      (L - F) / V.

           . If r (>) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

           . If r (<) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

              T   =   {Min(V, [L -F -V * C\\t\\] / (1 - C\\t\\))}      T>0, Money moving from the Permitted
                                                                       Sub-accounts to the Benefit Fixed Rate Account
              T   =   {Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\))}  T<0, Money moving from the Benefit Fixed Rate
                                                                       Account to the Permitted Sub-accounts]

Example:

Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

Target Value Calculation:

                 L      =      I * Q * a
                        =      5000.67 * 1 * 15.34
                        =      76,710.28

Target Ratio:

                 r      =      (L - F) / V
                        =      (76,710.28 - 0)/ 92,300.00
                        =      83.11%

Since r > Cu ( because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

                 T      =      {Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
                        =      {Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 *
                               0.80] / ( 1 - 0.80))}
                        =      {Min ( 92,300.00, 14,351.40 )}
                        =      14,351.40

FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                 L      =      I * Q * a

If you elect this feature, the following replaces the "Transfer Calculation"
section in this Appendix.

Transfer Calculation:

The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
Account:

                        If (F / (V + F) > .90) then T = F - (V + F) * .90

If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

                 Target Ratio r      =      (L - F) / V

       . If r > C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

       . If r < C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

  T   =   Min(MAX (0, (0.90 * (V + F)) - F),               Money is transferred from the elected
          [L - F - V * C\\t\\] / (1 - C\\t\\))             Permitted Sub-accounts to Benefit Fixed Rate
                                                           Account
  T   =   Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),   Money is transferred from the Benefit Fixed
                                                           Rate Account to the Permitted Sub-accounts

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

* The values set forth in this table are applied to all ages and apply whether or not the 90% cap is elected.

  APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

1. Formula for Contracts Issued on or after July 21, 2008

(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

       . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .  L - the target value as of the current business day.

       .  r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .  V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

       . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

* Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                 L       =       0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                 Target Ratio r       =       (L - B) / (V\\V\\ + V\\F\\).

           . If r > C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

           . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

   T  =  {Min (V\\V\\ + V\\F\\), [L - B -  Money is transferred from the
         (V\\V\\ + V\\F\\) * C\\t\\] / (1  elected Sub-accounts and Fixed
         - C\\t\\))}                       Rate Options to the Transfer
                                           Account

   T  =  {Min (B, - [L - B - (V\\V\\ +     Money is transferred from the
         V\\F\\)* C\\t\\] / (1 - C\\t\\))} Transfer Account to the elected
                                           Sub-accounts

2. Formula for Contracts Issued Prior to 7/21/08
(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

..   C\\u \\- the upper target is established on the effective date of the
    Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

..   C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

..   C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

..   L - the target value as of the current business day.

..   r - the target ratio.

..   a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

..   V - the total value of all Permitted Sub-accounts in the annuity.

..   B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

..   P - Income Basis. Prior to the first withdrawal, the Income Basis is the
    Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

..   T - the amount of a transfer into or out of the AST Investment Grade Bond
    Portfolio Sub-account

/*/ Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                     L    =     0.05 * P * a

Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                     Target Ratio r    =     (L - B) / V.

           . If r > C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

           . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


       T    =  {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the Permitted Sub-accounts
                                                                 to the AST Investment Grade Bond Portfolio
                                                                 Sub-account

       T    =  {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},  Money moving from the AST Investment Grade
                                                                 Bond Portfolio Sub-account to the Permitted
                                                                 Sub-accounts]

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                     L    =     0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                     If (B / (V + B) > .90) then
                     T    =    B - [(V + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B /(V + B) < = .90), the following asset transfer calculation is performed:

                     Target Ratio r    =    (L - B) / V

           . If r > C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

           . If r < C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:


       T =  Min (MAX (0, (0.90 * (V + B)) -   Money is transferred from the
            B), [L - B - V * C\\t\\] /        elected Sub-accounts to the AST
            (1 -C\\t\\))                      Investment Grade Bond Portfolio
                                              Sub-account

       T =  {Min (B, - [L - B - V * C\\t\\]   Money is transferred from the AST
            / (1 - C\\t\\))}                  Investment Grade Bond Portfolio
                                              Sub-account to the elected
                                              Sub-accounts


At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                     L    =    0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                 If (B / (V\\V\\ + V\\F\\ + B) > .90) then
                 T     =     B - [(V\\V\\ + V\\F\\ + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B /(V\\V\\ + V\\F\\ + B) < = .90), the following asset transfer calculation is performed

                 Target Ratio r     =     (L - B) / (V\\V\\ + V\\F\\)

           . If r > C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

           . If r < C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

     T =  Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ +    Money is transferred from the
          B)) - B),                                  elected Sub-accounts to AST
          [L -B - (V\\V\\ + V\\F\\) * C\\t\\] / (1   Investment Grade Bond
          - C\\t\\))                                 Portfolio Sub-account.

     T =  {Min (B, - [L - B - (V\\V\\ + V\\F\\) *    Money is transferred from the
          C\\t\\] / (1 - C\\t\\))}                   AST Investment Grade Bond
                                                     Portfolio Sub-account to the
                                                     elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                    "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

* The values set forth in this table are applied to all ages and apply to each formula set out in this appendix.

   APPENDIX E - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

       . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

       .  L - the target value as of the current Valuation Day.

       .  r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)


       .  V\\V\\ - the total value of all Permitted Sub-accounts in the Annuity.


       . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

       . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                 L       =       0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                 Target Ratio r      =      (L - B) / (V\\V\\ + V\\F\\).

           . If on the third consecutive Valuation Day r > Cu and r (less or =)Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap rule described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

           . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T =  Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),              Money is transferred from the Permitted
     [L -B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))              Sub-accounts and Fixed Rate Options to the AST
                                                                    Investment Grade Bond Sub-account

T =  {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}  Money is transferred from the AST Investment
                                                                    Grade Bond Sub-account to the Permitted
                                                                    Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V\\F\\) - L + B) /
(1 - C\\u\\), then

T\\M\\  =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}  Money is transferred from the AST Investment
                                                    Grade Bond Sub-account to the Permitted
                                                    Sub-accounts.

                    "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11     12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1    15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2    14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3    14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4    14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5    13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6    13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7    12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8    12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9    11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

*  The values set forth in this table are applied to all ages.
** In all subsequent years and months thereafter, the annuity factor is 4.06

            APPENDIX F - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

The following are the terms and definitions referenced in the transfer calculation formula:

       .  AV is the current Account Value of the Annuity

       . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

       . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

       .  B is the total current value of the AST bond portfolio Sub-account

       .  C\\l\\ is the lower target value. Currently, it is 79%.

       .  C\\t \\is the middle target value. Currently, it is 82%.

       .  C\\u\\ is the upper target value. Currently, it is 85%.

       . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

       .  G\\i\\ is the guarantee amount

       .  N\\i\\ is the number of days until the maturity date

       . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

                 L      =      MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 +
d\\i\\)/^(Ni/365)/

Next the formula calculates the following formula ratio:

                 r      =      (L - B) / (V\\V\\ + V\\F\\)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap feature"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > C\\u\\, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

                 T  =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B
- (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r
< C\\l\\ and B > 0.

The transfer amount is calculated by the following formula:

                 T  =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -
C\\t\\))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

       .  AV is the current Account Value of the Annuity

       . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

       . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

       .  B is the total current value of the Transfer Account

       . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

       . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

       . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

       .  T is the amount of a transfer into or out of the Transfer Account

       . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

                 L      =      MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 +
d\\i\\)/^(Ni/365)/

Where:

       . G\\i\\ is the value of the Guarantee Amount or the Projected Future Guarantee

       .  N\\i\\ is the number of days until the end of the Guarantee Period

       . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

                 r      =      (L - B) / (V\\V\\ + V\\F\\ ).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

                 T      =      {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B),
[L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < C\\1\\ and B > 0.

The transfer amount is calculated by the following formula:

                 T      =      {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ]
/ (1 - C\\t\\ ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

    TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

       . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

       .  L - the target value as of the current Valuation Day.

       .  r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

       .  V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

       . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

       . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                 L      =      0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                 Target Ratio r      =      (L - B) / (V\\V\\ + V\\F\\).

            . If on the third consecutive Valuation Day r > C\\u\\ and r (less or =) Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

           . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T  =  Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),  Money is transferred from the Permitted
      [L -B -(V\\V\\ + V\\F\\) * C\\t\\] /(1 - C\\t\\))  Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond
                                                         Sub-account
T  =  {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /  Money is transferred from the AST
      (1 - C\\t\\))}                                     Investment Grade Bond Sub-account to
                                                         the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V \\F\\) - L + B)
/ (1 - C \\u\\), then

T\\M\\  =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}   Money is transferred from the AST Investment
                                                     Grade Bond Sub-account to the Permitted
                                                     Sub-accounts.

                    "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11     12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

*  The values set forth in this table are applied to all ages.
** In all subsequent years and months thereafter, the annuity factor is 4.06.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY DESCRIBED IN PROSPECTUS PLNJ PREMIER B, L, X (4/30/2015).




             -----------------------------------------------------
                              (print your name)


             -----------------------------------------------------
                                  (address)


             -----------------------------------------------------
                            (city/state/zip code)

Variable Annuity Issued by:                   Variable Annuity Distributed by:

PRUCO LIFE INSURANCE                                      PRUDENTIAL ANNUITIES
COMPANY OF NEW JERSEY                                       DISTRIBUTORS, INC.
A Prudential Financial Company                  A Prudential Financial Company
One Corporate Drive                                        One Corporate Drive
Shelton, Connecticut 06484                          Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888                              Telephone: 203-926-1888
http://www.prudentialannuities.com          http://www.prudentialannuities.com

                              MAILING ADDRESSES:

                   Please see the section of this prospectus
                   entitled "How To Contact Us" for where to
                     send your request for a Statement of
                            Additional Information.

[LOGO] of PRUDENTIAL
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 2015


      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier(R) Variable Annuity B SERIES/SM/ ("B SERIES"), Prudential Premier Variable Annuity L SERIES/SM/ ("L SERIES"), and Prudential Premier Variable Annuity X SERIES/SM/ ("X SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
April 30, 2015. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
            Company                                              2
            Experts                                              2
            Principal Underwriter                                2
            Payments Made to Promote Sale of Our Products        2
            Cyber Security Risk                                  3
            Determination of Accumulation Unit Values            3
            Separate Account Financial Information             A-1
            Company Financial Information                      B-1



       Pruco Life Insurance Company          Prudential Annuity Service Center
           213 Washington Street                       P.O. Box 7960
           Newark, NY 07102-2992                  Philadelphia, PA 19176
                                                   Newark, NY 07102-2992
                                                 Telephone: (888) Pru-2888



Prudential Premier Variable Annuity B Series/SM/, Prudential Premier Variable Annuity L Series/SM/, and Prudential Premier Variable Annuity X Series/SM/ are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2014 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $81,734,930, $75,673,069 and $106,497,788 in 2014,
2013, and 2012, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

..   Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2014) received payment with respect to annuity business during 2014 (or as to which a payment amount was accrued during 2014). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2014, the least amount paid, and greatest amount paid, were $25.00 and $9,079,316.06, respectively.

                              CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as "cyber security" risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user's computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user's systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization's systems.

Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity's underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.


                   DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less,
(c) where:

(a) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.


We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.


As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                    Separate Account Financial Information

                                  Appendix A

                         Company Financial Information

                                  Appendix B

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.40%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97031    $10.56695        2,034
    01/01/2007 to 12/31/2007.........  $10.56695    $11.37993       21,637
    01/01/2008 to 12/31/2008.........  $11.37993    $ 7.65052       61,164
    01/01/2009 to 12/31/2009.........  $ 7.65052    $ 9.38262      103,577
    01/01/2010 to 12/31/2010.........  $ 9.38262    $10.36013      111,884
    01/01/2011 to 12/31/2011.........  $10.36013    $ 9.94560       79,825
    01/01/2012 to 12/31/2012.........  $ 9.94560    $11.04063       37,026
    01/01/2013 to 12/31/2013.........  $11.04063    $11.97425       38,150
    01/01/2014 to 12/31/2014.........  $11.97425    $12.25987       35,961
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98903    $10.51047          409
    01/01/2007 to 12/31/2007.........  $10.51047    $11.35002          762
    01/01/2008 to 12/31/2008.........  $11.35002    $ 7.85721       19,402
    01/01/2009 to 12/31/2009.........  $ 7.85721    $ 9.77902       10,935
    01/01/2010 to 12/31/2010.........  $ 9.77902    $10.96581       11,983
    01/01/2011 to 12/31/2011.........  $10.96581    $10.82680        9,938
    01/01/2012 to 12/31/2012.........  $10.82680    $12.13445       10,196
    01/01/2013 to 12/31/2013.........  $12.13445    $13.94823        9,971
    01/01/2014 to 12/31/2014.........  $13.94823    $14.59584        9,622
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98466    $11.04630            0
    01/01/2007 to 12/31/2007.........  $11.04630    $10.88138        1,038
    01/01/2008 to 12/31/2008.........  $10.88138    $ 7.00249        1,031
    01/01/2009 to 12/31/2009.........  $ 7.00249    $ 8.13330           58
    01/01/2010 to 12/31/2010.........  $ 8.13330    $ 9.13168           52
    01/01/2011 to 12/31/2011.........  $ 9.13168    $ 9.32741          140
    01/01/2012 to 05/04/2012.........  $ 9.32741    $10.14429            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97972    $10.52337            0
    01/01/2007 to 12/31/2007.........  $10.52337    $11.31927            0
    01/01/2008 to 12/31/2008.........  $11.31927    $ 7.95908       62,922
    01/01/2009 to 12/31/2009.........  $ 7.95908    $ 9.67779      110,693
    01/01/2010 to 12/31/2010.........  $ 9.67779    $10.71940      104,472
    01/01/2011 to 12/31/2011.........  $10.71940    $10.44310      113,848
    01/01/2012 to 12/31/2012.........  $10.44310    $11.58364      119,961
    01/01/2013 to 12/31/2013.........  $11.58364    $13.43971      118,812
    01/01/2014 to 12/31/2014.........  $13.43971    $14.11859      117,074
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99886    $ 9.18392            0
    01/01/2012 to 12/31/2012.........  $ 9.18392    $10.13441            0
    01/01/2013 to 12/31/2013.........  $10.13441    $11.07923            0
    01/01/2014 to 12/31/2014.........  $11.07923    $11.46110            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99886    $10.51979            0
    01/01/2014 to 12/31/2014.........  $10.51979    $10.74576            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14563    $10.30407            0
    01/01/2010 to 12/31/2010.........  $10.30407    $11.55643            0
    01/01/2011 to 12/31/2011.........  $11.55643    $10.72788            0
    01/01/2012 to 12/31/2012.........  $10.72788    $11.97970            0
    01/01/2013 to 12/31/2013.........  $11.97970    $15.52752            0
    01/01/2014 to 12/31/2014.........  $15.52752    $16.88509            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98002    $10.62541          306
    01/01/2007 to 12/31/2007.........  $10.62541    $11.49740       10,252
    01/01/2008 to 12/31/2008.........  $11.49740    $ 7.37696       34,509
    01/01/2009 to 12/31/2009.........  $ 7.37696    $ 9.11790       78,324
    01/01/2010 to 12/31/2010.........  $ 9.11790    $10.19470       79,487
    01/01/2011 to 12/31/2011.........  $10.19470    $ 9.81023       68,475
    01/01/2012 to 12/31/2012.........  $ 9.81023    $11.00221       79,055
    01/01/2013 to 12/31/2013.........  $11.00221    $13.31115       81,300
    01/01/2014 to 12/31/2014.........  $13.31115    $14.04561       81,475

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99886    $11.69035            0
    01/01/2014 to 12/31/2014.........  $11.69035    $13.09799            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88729    $12.14117           26
    01/01/2007 to 12/31/2007.........  $12.14117    $ 9.58557          461
    01/01/2008 to 12/31/2008.........  $ 9.58557    $ 6.13964          408
    01/01/2009 to 12/31/2009.........  $ 6.13964    $ 7.98820        2,139
    01/01/2010 to 12/31/2010.........  $ 7.98820    $10.13822        3,415
    01/01/2011 to 12/31/2011.........  $10.13822    $10.65738        4,767
    01/01/2012 to 12/31/2012.........  $10.65738    $12.12312        4,667
    01/01/2013 to 12/31/2013.........  $12.12312    $12.33031        4,922
    01/01/2014 to 12/31/2014.........  $12.33031    $15.91912        5,411
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98313    $10.47569            0
    01/01/2007 to 12/31/2007.........  $10.47569    $ 8.49487          923
    01/01/2008 to 07/18/2008.........  $ 8.49487    $ 7.79489            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99886    $ 9.70737            0
    01/01/2014 to 12/31/2014.........  $ 9.70737    $10.06187            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99886    $10.54657            0
    01/01/2007 to 12/31/2007.........  $10.54657    $11.29022            0
    01/01/2008 to 12/31/2008.........  $11.29022    $ 7.29440       12,050
    01/01/2009 to 12/31/2009.........  $ 7.29440    $ 8.90938       22,976
    01/01/2010 to 12/31/2010.........  $ 8.90938    $10.04843       22,831
    01/01/2011 to 12/31/2011.........  $10.04843    $ 9.76073       25,823
    01/01/2012 to 12/31/2012.........  $ 9.76073    $10.64957       25,946
    01/01/2013 to 12/31/2013.........  $10.64957    $12.05276       25,711
    01/01/2014 to 12/31/2014.........  $12.05276    $12.26095       23,425
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10368    $ 7.52057            0
    01/01/2009 to 12/31/2009.........  $ 7.52057    $ 8.99129          177
    01/01/2010 to 12/31/2010.........  $ 8.99129    $10.04846          171
    01/01/2011 to 12/31/2011.........  $10.04846    $ 9.66500           93
    01/01/2012 to 12/31/2012.........  $ 9.66500    $10.83101          114
    01/01/2013 to 12/31/2013.........  $10.83101    $12.73478        1,299
    01/01/2014 to 12/31/2014.........  $12.73478    $13.27715           76

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99886    $ 7.48243            0
    01/01/2009 to 11/13/2009.........  $ 7.48243    $ 8.38866            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99886    $10.76808      110,119
    01/01/2013 to 12/31/2013.........  $10.76808    $13.21819      119,404
    01/01/2014 to 12/31/2014.........  $13.21819    $13.44990      118,653
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99886    $10.83677            0
    01/01/2014 to 12/31/2014.........  $10.83677    $10.96065            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17554    $ 6.12120            0
    01/01/2009 to 12/31/2009.........  $ 6.12120    $ 8.15552        2,641
    01/01/2010 to 12/31/2010.........  $ 8.15552    $ 9.66742        2,839
    01/01/2011 to 12/31/2011.........  $ 9.66742    $ 9.05374        1,516
    01/01/2012 to 12/31/2012.........  $ 9.05374    $11.32180        2,015
    01/01/2013 to 12/31/2013.........  $11.32180    $11.65092            0
    01/01/2014 to 12/31/2014.........  $11.65092    $13.08981            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93522    $10.27272           15
    01/01/2007 to 12/31/2007.........  $10.27272    $11.54768        1,043
    01/01/2008 to 12/31/2008.........  $11.54768    $ 6.80215        1,043
    01/01/2009 to 12/31/2009.........  $ 6.80215    $10.02194           14
    01/01/2010 to 12/31/2010.........  $10.02194    $10.90040           14
    01/01/2011 to 12/31/2011.........  $10.90040    $10.32470           14
    01/01/2012 to 12/31/2012.........  $10.32470    $12.19438           13
    01/01/2013 to 12/31/2013.........  $12.19438    $15.60249           13
    01/01/2014 to 02/07/2014.........  $15.60249    $15.35367            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96082    $11.05658            0
    01/01/2007 to 12/31/2007.........  $11.05658    $11.46217            0
    01/01/2008 to 12/31/2008.........  $11.46217    $ 6.70422            0
    01/01/2009 to 12/31/2009.........  $ 6.70422    $ 7.88035            0
    01/01/2010 to 12/31/2010.........  $ 7.88035    $ 8.77303            0
    01/01/2011 to 12/31/2011.........  $ 8.77303    $ 8.17450            0
    01/01/2012 to 12/31/2012.........  $ 8.17450    $ 9.64702            0
    01/01/2013 to 12/31/2013.........  $ 9.64702    $12.70505            0
    01/01/2014 to 12/31/2014.........  $12.70505    $14.17507          534

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95821    $ 9.88690            7
    01/01/2007 to 12/31/2007.........  $ 9.88690    $11.63610          969
    01/01/2008 to 12/31/2008.........  $11.63610    $ 6.79421        1,050
    01/01/2009 to 12/31/2009.........  $ 6.79421    $10.52603        2,189
    01/01/2010 to 12/31/2010.........  $10.52603    $12.43875        2,514
    01/01/2011 to 12/31/2011.........  $12.43875    $11.90199        3,497
    01/01/2012 to 12/31/2012.........  $11.90199    $14.03983        3,279
    01/01/2013 to 12/31/2013.........  $14.03983    $18.30315        3,233
    01/01/2014 to 12/31/2014.........  $18.30315    $20.13109        5,332
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08935    $ 7.62976        9,645
    01/01/2009 to 12/31/2009.........  $ 7.62976    $ 9.28381       28,168
    01/01/2010 to 12/31/2010.........  $ 9.28381    $10.21746       27,766
    01/01/2011 to 12/31/2011.........  $10.21746    $10.02557       29,319
    01/01/2012 to 12/31/2012.........  $10.02557    $10.88847       29,415
    01/01/2013 to 12/31/2013.........  $10.88847    $11.79271       30,232
    01/01/2014 to 12/31/2014.........  $11.79271    $12.09988       28,695
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03374    $ 7.64904            0
    01/01/2009 to 12/31/2009.........  $ 7.64904    $ 9.56872        3,968
    01/01/2010 to 12/31/2010.........  $ 9.56872    $11.96255        3,893
    01/01/2011 to 12/31/2011.........  $11.96255    $11.95115        2,251
    01/01/2012 to 12/31/2012.........  $11.95115    $13.63512        3,166
    01/01/2013 to 12/31/2013.........  $13.63512    $18.66595        1,139
    01/01/2014 to 12/31/2014.........  $18.66595    $19.73330        1,107
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94956    $11.03865           37
    01/01/2007 to 12/31/2007.........  $11.03865    $11.01375        1,005
    01/01/2008 to 12/31/2008.........  $11.01375    $ 6.81010          931
    01/01/2009 to 12/31/2009.........  $ 6.81010    $ 7.94241          925
    01/01/2010 to 12/31/2010.........  $ 7.94241    $ 8.80734          920
    01/01/2011 to 12/31/2011.........  $ 8.80734    $ 8.64319          915
    01/01/2012 to 12/31/2012.........  $ 8.64319    $ 9.66596          911
    01/01/2013 to 12/31/2013.........  $ 9.66596    $12.83342          906
    01/01/2014 to 12/31/2014.........  $12.83342    $12.85337          902

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99886    $10.58693            0
    01/01/2007 to 12/31/2007.........  $10.58693    $10.69905          986
    01/01/2008 to 12/31/2008.........  $10.69905    $ 7.85611          981
    01/01/2009 to 12/31/2009.........  $ 7.85611    $10.50209        5,938
    01/01/2010 to 12/31/2010.........  $10.50209    $11.75527        6,668
    01/01/2011 to 12/31/2011.........  $11.75527    $11.96101        6,578
    01/01/2012 to 12/31/2012.........  $11.96101    $13.43228        6,384
    01/01/2013 to 12/31/2013.........  $13.43228    $14.19788        6,165
    01/01/2014 to 12/31/2014.........  $14.19788    $14.36003        6,239
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99238    $10.62617           30
    01/01/2007 to 12/31/2007.........  $10.62617    $12.47532        1,088
    01/01/2008 to 12/31/2008.........  $12.47532    $ 6.12290        5,055
    01/01/2009 to 12/31/2009.........  $ 6.12290    $ 8.16926        1,345
    01/01/2010 to 12/31/2010.........  $ 8.16926    $ 9.22453        1,337
    01/01/2011 to 12/31/2011.........  $ 9.22453    $ 7.92152        1,280
    01/01/2012 to 12/31/2012.........  $ 7.92152    $ 9.40319        1,136
    01/01/2013 to 12/31/2013.........  $ 9.40319    $11.04059        1,134
    01/01/2014 to 12/31/2014.........  $11.04059    $10.28671        1,133
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01053    $10.88971           36
    01/01/2007 to 12/31/2007.........  $10.88971    $12.65064           59
    01/01/2008 to 12/31/2008.........  $12.65064    $ 6.98609          117
    01/01/2009 to 12/31/2009.........  $ 6.98609    $ 8.99093       12,020
    01/01/2010 to 12/31/2010.........  $ 8.99093    $ 9.84949       13,803
    01/01/2011 to 12/31/2011.........  $ 9.84949    $ 8.49467        8,166
    01/01/2012 to 12/31/2012.........  $ 8.49467    $ 9.77427       11,502
    01/01/2013 to 12/31/2013.........  $ 9.77427    $11.51579            6
    01/01/2014 to 12/31/2014.........  $11.51579    $10.59547            6
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99886    $10.75975      208,871
    01/01/2009 to 12/31/2009.........  $10.75975    $11.81058       32,158
    01/01/2010 to 12/31/2010.........  $11.81058    $12.90677        9,298
    01/01/2011 to 12/31/2011.........  $12.90677    $14.31277      162,322
    01/01/2012 to 12/31/2012.........  $14.31277    $15.44196       79,154
    01/01/2013 to 12/31/2013.........  $15.44196    $14.74413       18,605
    01/01/2014 to 12/31/2014.........  $14.74413    $15.51906        6,285

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11187    $ 7.15278        2,101
    01/01/2009 to 12/31/2009.........  $ 7.15278    $ 8.93513        9,986
    01/01/2010 to 12/31/2010.........  $ 8.93513    $10.02926       10,507
    01/01/2011 to 12/31/2011.........  $10.02926    $ 9.83462        7,983
    01/01/2012 to 12/31/2012.........  $ 9.83462    $11.01608       13,072
    01/01/2013 to 12/31/2013.........  $11.01608    $12.63286       12,981
    01/01/2014 to 12/31/2014.........  $12.63286    $13.25138       12,893
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99886    $10.60289            0
    01/01/2007 to 12/31/2007.........  $10.60289    $11.44280        1,852
    01/01/2008 to 12/31/2008.........  $11.44280    $ 6.61495        1,448
    01/01/2009 to 12/31/2009.........  $ 6.61495    $ 8.86434        7,684
    01/01/2010 to 12/31/2010.........  $ 8.86434    $ 9.36879        4,521
    01/01/2011 to 12/31/2011.........  $ 9.36879    $ 8.39422        4,410
    01/01/2012 to 12/31/2012.........  $ 8.39422    $10.09177        4,216
    01/01/2013 to 12/31/2013.........  $10.09177    $11.48122        4,010
    01/01/2014 to 12/31/2014.........  $11.48122    $10.60199        3,906
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96751    $10.55923            0
    01/01/2007 to 12/31/2007.........  $10.55923    $10.61491        1,748
    01/01/2008 to 12/31/2008.........  $10.61491    $ 8.62421       10,898
    01/01/2009 to 12/31/2009.........  $ 8.62421    $10.37793       38,792
    01/01/2010 to 12/31/2010.........  $10.37793    $10.98367       37,725
    01/01/2011 to 12/31/2011.........  $10.98367    $10.85754       35,166
    01/01/2012 to 12/31/2012.........  $10.85754    $11.85524       34,170
    01/01/2013 to 12/31/2013.........  $11.85524    $12.98141       33,683
    01/01/2014 to 12/31/2014.........  $12.98141    $13.49974       30,001
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08425    $10.29432            0
    01/01/2010 to 12/31/2010.........  $10.29432    $11.30106            0
    01/01/2011 to 12/31/2011.........  $11.30106    $11.21908            0
    01/01/2012 to 12/31/2012.........  $11.21908    $12.74431            0
    01/01/2013 to 12/31/2013.........  $12.74431    $17.15504            0
    01/01/2014 to 12/31/2014.........  $17.15504    $18.52612            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96018    $11.03471           14
    01/01/2007 to 12/31/2007.........  $11.03471    $10.55651           13
    01/01/2008 to 12/31/2008.........  $10.55651    $ 6.09126           13
    01/01/2009 to 12/31/2009.........  $ 6.09126    $ 7.17456       14,675
    01/01/2010 to 12/31/2010.........  $ 7.17456    $ 8.00669       16,812
    01/01/2011 to 12/31/2011.........  $ 8.00669    $ 7.56590        9,144
    01/01/2012 to 12/31/2012.........  $ 7.56590    $ 8.72130       12,833
    01/01/2013 to 12/31/2013.........  $ 8.72130    $12.02934           12
    01/01/2014 to 12/31/2014.........  $12.02934    $13.49401           12
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94833    $10.23754            0
    01/01/2007 to 12/31/2007.........  $10.23754    $11.60620        1,219
    01/01/2008 to 12/31/2008.........  $11.60620    $ 6.44853        1,218
    01/01/2009 to 12/31/2009.........  $ 6.44853    $ 8.25196          244
    01/01/2010 to 12/31/2010.........  $ 8.25196    $ 9.74555          244
    01/01/2011 to 12/31/2011.........  $ 9.74555    $ 9.52339        1,431
    01/01/2012 to 12/31/2012.........  $ 9.52339    $10.54373        1,489
    01/01/2013 to 12/31/2013.........  $10.54373    $14.20511        1,556
    01/01/2014 to 12/31/2014.........  $14.20511    $15.49267        1,508
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99886    $10.50093           10
    01/01/2007 to 12/31/2007.........  $10.50093    $10.98556           10
    01/01/2008 to 12/31/2008.........  $10.98556    $ 8.31466           10
    01/01/2009 to 12/31/2009.........  $ 8.31466    $11.03739        2,034
    01/01/2010 to 12/31/2010.........  $11.03739    $12.34519        1,801
    01/01/2011 to 12/31/2011.........  $12.34519    $13.41314        1,590
    01/01/2012 to 12/31/2012.........  $13.41314    $14.01209        1,490
    01/01/2013 to 12/31/2013.........  $14.01209    $13.54220        1,377
    01/01/2014 to 12/31/2014.........  $13.54220    $14.20851        2,783
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96040    $11.12645            0
    01/01/2007 to 12/31/2007.........  $11.12645    $12.00366            0
    01/01/2008 to 12/31/2008.........  $12.00366    $ 7.81416            0
    01/01/2009 to 12/31/2009.........  $ 7.81416    $10.13427        5,346
    01/01/2010 to 12/31/2010.........  $10.13427    $11.19842        2,187
    01/01/2011 to 12/31/2011.........  $11.19842    $10.69804        1,432
    01/01/2012 to 12/31/2012.........  $10.69804    $12.98497        2,001
    01/01/2013 to 12/31/2013.........  $12.98497    $16.34438        1,575
    01/01/2014 to 12/31/2014.........  $16.34438    $16.70388        1,530

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93197    $10.40413            0
    01/01/2007 to 12/31/2007.........  $10.40413    $11.80991            0
    01/01/2008 to 12/31/2008.........  $11.80991    $ 7.41859           84
    01/01/2009 to 12/31/2009.........  $ 7.41859    $ 9.09434        3,770
    01/01/2010 to 12/31/2010.........  $ 9.09434    $10.11535        4,353
    01/01/2011 to 12/31/2011.........  $10.11535    $ 9.91652        2,603
    01/01/2012 to 12/31/2012.........  $ 9.91652    $11.45019        4,009
    01/01/2013 to 12/31/2013.........  $11.45019    $15.43706        3,317
    01/01/2014 to 12/31/2014.........  $15.43706    $16.54990        3,091
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99886    $10.20714            0
    01/01/2013 to 12/31/2013.........  $10.20714    $13.53945            0
    01/01/2014 to 12/31/2014.........  $13.53945    $14.71681            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92929    $10.42395            6
    01/01/2007 to 12/31/2007.........  $10.42395    $10.56215          618
    01/01/2008 to 12/31/2008.........  $10.56215    $ 6.44504          615
    01/01/2009 to 12/31/2009.........  $ 6.44504    $ 8.82770          611
    01/01/2010 to 12/31/2010.........  $ 8.82770    $10.76122          608
    01/01/2011 to 12/31/2011.........  $10.76122    $10.24655          605
    01/01/2012 to 12/31/2012.........  $10.24655    $11.96535          601
    01/01/2013 to 12/31/2013.........  $11.96535    $15.62524          598
    01/01/2014 to 12/31/2014.........  $15.62524    $17.71615          596
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00004    $10.22826            0
    01/01/2007 to 12/31/2007.........  $10.22826    $10.58091            0
    01/01/2008 to 12/31/2008.........  $10.58091    $10.69657        1,194
    01/01/2009 to 12/31/2009.........  $10.69657    $10.57454       12,734
    01/01/2010 to 12/31/2010.........  $10.57454    $10.43133       44,817
    01/01/2011 to 12/31/2011.........  $10.43133    $10.28955        1,789
    01/01/2012 to 12/31/2012.........  $10.28955    $10.14809        2,890
    01/01/2013 to 12/31/2013.........  $10.14809    $10.00817        1,090
    01/01/2014 to 12/31/2014.........  $10.00817    $ 9.86973            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03599    $10.18041           0
    01/01/2007 to 12/31/2007.........  $10.18041    $10.35735         788
    01/01/2008 to 12/31/2008.........  $10.35735    $ 5.89784         788
    01/01/2009 to 12/31/2009.........  $ 5.89784    $ 8.18054       1,835
    01/01/2010 to 12/31/2010.........  $ 8.18054    $ 9.95836       1,676
    01/01/2011 to 12/31/2011.........  $ 9.95836    $ 9.57702       1,202
    01/01/2012 to 12/31/2012.........  $ 9.57702    $11.06234       1,190
    01/01/2013 to 12/31/2013.........  $11.06234    $15.49248       1,195
    01/01/2014 to 12/31/2014.........  $15.49248    $17.45580       1,272
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02877    $10.07550           0
    01/01/2012 to 12/31/2012.........  $10.07550    $10.42040           0
    01/01/2013 to 12/31/2013.........  $10.42040    $ 9.98544           0
    01/01/2014 to 12/31/2014.........  $ 9.98544    $10.35484           0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96524    $10.22343           0
    01/01/2007 to 12/31/2007.........  $10.22343    $12.32013         437
    01/01/2008 to 12/31/2008.........  $12.32013    $ 6.90324         434
    01/01/2009 to 12/31/2009.........  $ 6.90324    $ 8.83596       2,325
    01/01/2010 to 12/31/2010.........  $ 8.83596    $11.21291       2,096
    01/01/2011 to 12/31/2011.........  $11.21291    $11.24468       1,298
    01/01/2012 to 12/31/2012.........  $11.24468    $12.46242       2,036
    01/01/2013 to 12/31/2013.........  $12.46242    $16.29833       1,994
    01/01/2014 to 12/31/2014.........  $16.29833    $17.34941       3,282
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98828    $ 9.46681           0
    01/01/2007 to 12/31/2007.........  $ 9.46681    $11.08266         361
    01/01/2008 to 12/31/2008.........  $11.08266    $ 6.28024         359
    01/01/2009 to 12/31/2009.........  $ 6.28024    $ 7.59106         356
    01/01/2010 to 12/31/2010.........  $ 7.59106    $ 9.00349         354
    01/01/2011 to 04/29/2011.........  $ 9.00349    $10.10782           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99886    $10.34280         142
    01/01/2013 to 12/31/2013.........  $10.34280    $12.12938         142
    01/01/2014 to 12/31/2014.........  $12.12938    $12.57662         142

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10160    $ 5.58092            0
    01/01/2009 to 12/31/2009.........  $ 5.58092    $ 9.16472        6,710
    01/01/2010 to 12/31/2010.........  $ 9.16472    $11.05102        8,528
    01/01/2011 to 12/31/2011.........  $11.05102    $ 8.68925        5,769
    01/01/2012 to 12/31/2012.........  $ 8.68925    $10.10560        8,149
    01/01/2013 to 12/31/2013.........  $10.10560    $ 9.98836        6,550
    01/01/2014 to 12/31/2014.........  $ 9.98836    $ 9.38913        5,730
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98046    $10.18961            0
    01/01/2007 to 12/31/2007.........  $10.18961    $10.73144          949
    01/01/2008 to 12/31/2008.........  $10.73144    $10.70113          949
    01/01/2009 to 12/31/2009.........  $10.70113    $11.63293        6,773
    01/01/2010 to 12/31/2010.........  $11.63293    $11.91959        6,128
    01/01/2011 to 12/31/2011.........  $11.91959    $12.01948        8,223
    01/01/2012 to 12/31/2012.........  $12.01948    $12.40992        8,573
    01/01/2013 to 12/31/2013.........  $12.40992    $11.97251        8,222
    01/01/2014 to 12/31/2014.........  $11.97251    $11.79568        8,163
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97151    $10.32251           10
    01/01/2007 to 12/31/2007.........  $10.32251    $11.02500        1,768
    01/01/2008 to 12/31/2008.........  $11.02500    $10.62715       10,644
    01/01/2009 to 12/31/2009.........  $10.62715    $12.21232       42,026
    01/01/2010 to 12/31/2010.........  $12.21232    $12.97337       40,521
    01/01/2011 to 12/31/2011.........  $12.97337    $13.20107       28,962
    01/01/2012 to 12/31/2012.........  $13.20107    $14.23226       33,663
    01/01/2013 to 12/31/2013.........  $14.23226    $13.77785       22,237
    01/01/2014 to 12/31/2014.........  $13.77785    $14.16250       17,605
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97944    $10.43612            0
    01/01/2007 to 12/31/2007.........  $10.43612    $11.18870            0
    01/01/2008 to 12/31/2008.........  $11.18870    $ 8.88414       54,577
    01/01/2009 to 12/31/2009.........  $ 8.88414    $10.51711      159,437
    01/01/2010 to 12/31/2010.........  $10.51711    $11.46848      161,031
    01/01/2011 to 12/31/2011.........  $11.46848    $11.42294      169,973
    01/01/2012 to 12/31/2012.........  $11.42294    $12.43370      171,166
    01/01/2013 to 12/31/2013.........  $12.43370    $13.39160      169,210
    01/01/2014 to 12/31/2014.........  $13.39160    $13.96935      163,914

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01878    $10.07541            0
    01/01/2012 to 12/31/2012.........  $10.07541    $10.64264            0
    01/01/2013 to 12/31/2013.........  $10.64264    $10.25296            0
    01/01/2014 to 12/31/2014.........  $10.25296    $10.72421        2,516
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99886    $10.32517           40
    01/01/2007 to 12/31/2007.........  $10.32517    $11.34443        4,379
    01/01/2008 to 12/31/2008.........  $11.34443    $ 6.63312        3,453
    01/01/2009 to 12/31/2009.........  $ 6.63312    $ 8.24065      231,258
    01/01/2010 to 12/31/2010.........  $ 8.24065    $ 9.67263      240,391
    01/01/2011 to 12/31/2011.........  $ 9.67263    $ 8.94643      126,156
    01/01/2012 to 12/31/2012.........  $ 8.94643    $ 9.96274      148,146
    01/01/2013 to 12/31/2013.........  $ 9.96274    $11.49807      188,320
    01/01/2014 to 12/31/2014.........  $11.49807    $12.38222      198,187
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95109    $10.75116            0
    01/01/2007 to 12/31/2007.........  $10.75116    $10.82276            0
    01/01/2008 to 12/31/2008.........  $10.82276    $ 6.54082            0
    01/01/2009 to 12/31/2009.........  $ 6.54082    $ 7.85814        2,454
    01/01/2010 to 12/31/2010.........  $ 7.85814    $ 8.91588        2,892
    01/01/2011 to 12/31/2011.........  $ 8.91588    $ 9.09691        2,833
    01/01/2012 to 12/31/2012.........  $ 9.09691    $10.65809        2,680
    01/01/2013 to 12/31/2013.........  $10.65809    $13.91935        2,532
    01/01/2014 to 12/31/2014.........  $13.91935    $16.09009        2,680
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99886    $ 8.91629            0
    01/01/2012 to 12/31/2012.........  $ 8.91629    $ 9.95006            0
    01/01/2013 to 12/31/2013.........  $ 9.95006    $12.01045            0
    01/01/2014 to 12/31/2014.........  $12.01045    $12.61458            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08117    $ 7.36015        5,616
    01/01/2009 to 12/31/2009.........  $ 7.36015    $ 8.95623       12,278
    01/01/2010 to 12/31/2010.........  $ 8.95623    $ 9.88530       12,502
    01/01/2011 to 12/31/2011.........  $ 9.88530    $ 9.57190       11,541
    01/01/2012 to 12/31/2012.........  $ 9.57190    $10.41017       12,006
    01/01/2013 to 12/31/2013.........  $10.41017    $11.54359       11,920
    01/01/2014 to 12/31/2014.........  $11.54359    $11.96917       11,739

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09935    $ 6.70999       9,753
    01/01/2009 to 12/31/2009.........  $ 6.70999    $ 8.39404       7,005
    01/01/2010 to 12/31/2010.........  $ 8.39404    $ 9.46543       6,321
    01/01/2011 to 12/31/2011.........  $ 9.46543    $ 9.11199       4,074
    01/01/2012 to 12/31/2012.........  $ 9.11199    $10.41506       7,813
    01/01/2013 to 12/31/2013.........  $10.41506    $12.12626       9,035
    01/01/2014 to 12/31/2014.........  $12.12626    $12.60851       7,724
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98461    $10.59158           0
    01/01/2007 to 12/31/2007.........  $10.59158    $11.37624           0
    01/01/2008 to 12/31/2008.........  $11.37624    $ 7.83184       6,219
    01/01/2009 to 12/31/2009.........  $ 7.83184    $ 9.84094       6,975
    01/01/2010 to 12/31/2010.........  $ 9.84094    $10.85151       7,250
    01/01/2011 to 12/31/2011.........  $10.85151    $10.34002       4,497
    01/01/2012 to 12/31/2012.........  $10.34002    $11.33275       4,957
    01/01/2013 to 12/31/2013.........  $11.33275    $12.78566       5,395
    01/01/2014 to 12/31/2014.........  $12.78566    $12.99196       3,723
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99886    $ 9.96780           0
    01/01/2007 to 12/31/2007.........  $ 9.96780    $10.93150         798
    01/01/2008 to 12/31/2008.........  $10.93150    $ 6.02708         798
    01/01/2009 to 12/31/2009.........  $ 6.02708    $ 7.88526           0
    01/01/2010 to 12/31/2010.........  $ 7.88526    $10.30726           0
    01/01/2011 to 12/31/2011.........  $10.30726    $ 8.83227         447
    01/01/2012 to 12/31/2012.........  $ 8.83227    $10.45861         445
    01/01/2013 to 12/31/2013.........  $10.45861    $14.52364         443
    01/01/2014 to 12/31/2014.........  $14.52364    $15.03077         441
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90534    $ 9.93176           0
    01/01/2007 to 12/31/2007.........  $ 9.93176    $10.49426         102
    01/01/2008 to 12/31/2008.........  $10.49426    $ 6.72712         102
    01/01/2009 to 12/31/2009.........  $ 6.72712    $ 8.88374       1,520
    01/01/2010 to 12/31/2010.........  $ 8.88374    $11.95171       1,347
    01/01/2011 to 12/31/2011.........  $11.95171    $11.67145       1,016
    01/01/2012 to 12/31/2012.........  $11.67145    $12.91159       1,369
    01/01/2013 to 12/31/2013.........  $12.91159    $17.21211       1,342
    01/01/2014 to 12/31/2014.........  $17.21211    $17.62272       3,699

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99268    $10.48229            0
    01/01/2007 to 12/31/2007.........  $10.48229    $ 9.75710          638
    01/01/2008 to 12/31/2008.........  $ 9.75710    $ 6.76281        1,955
    01/01/2009 to 12/31/2009.........  $ 6.76281    $ 8.47029        1,160
    01/01/2010 to 12/31/2010.........  $ 8.47029    $10.52464        1,090
    01/01/2011 to 12/31/2011.........  $10.52464    $ 9.75923        1,000
    01/01/2012 to 12/31/2012.........  $ 9.75923    $11.37220          940
    01/01/2013 to 12/31/2013.........  $11.37220    $15.40978          886
    01/01/2014 to 12/31/2014.........  $15.40978    $15.99757          945
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96839    $10.64974            0
    01/01/2007 to 12/31/2007.........  $10.64974    $11.16603            0
    01/01/2008 to 12/31/2008.........  $11.16603    $ 8.15489       32,044
    01/01/2009 to 12/31/2009.........  $ 8.15489    $ 9.98350       61,724
    01/01/2010 to 12/31/2010.........  $ 9.98350    $10.98144       62,743
    01/01/2011 to 12/31/2011.........  $10.98144    $11.04479       58,647
    01/01/2012 to 12/31/2012.........  $11.04479    $12.36223       59,817
    01/01/2013 to 12/31/2013.........  $12.36223    $14.24388       59,491
    01/01/2014 to 12/31/2014.........  $14.24388    $14.87314       54,715
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95070    $11.09185            0
    01/01/2007 to 12/31/2007.........  $11.09185    $10.54774          905
    01/01/2008 to 12/31/2008.........  $10.54774    $ 6.04510          904
    01/01/2009 to 12/31/2009.........  $ 6.04510    $ 7.38027            0
    01/01/2010 to 12/31/2010.........  $ 7.38027    $ 8.24231            0
    01/01/2011 to 12/31/2011.........  $ 8.24231    $ 7.99540            0
    01/01/2012 to 12/31/2012.........  $ 7.99540    $ 9.24505            0
    01/01/2013 to 12/31/2013.........  $ 9.24505    $11.82395            0
    01/01/2014 to 12/31/2014.........  $11.82395    $12.53141            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94038    $10.48656            0
    01/01/2007 to 12/31/2007.........  $10.48656    $11.19260          723
    01/01/2008 to 12/31/2008.........  $11.19260    $ 6.56015          712
    01/01/2009 to 12/31/2009.........  $ 6.56015    $ 9.92267          706
    01/01/2010 to 12/31/2010.........  $ 9.92267    $11.33288        1,205
    01/01/2011 to 12/31/2011.........  $11.33288    $10.98712        1,145
    01/01/2012 to 12/31/2012.........  $10.98712    $12.74035        1,140
    01/01/2013 to 12/31/2013.........  $12.74035    $18.09616        1,118
    01/01/2014 to 12/31/2014.........  $18.09616    $19.33562        1,191
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14771    $ 9.84667           32
    01/01/2007 to 12/31/2007.........  $ 9.84667    $13.64363        2,839
    01/01/2008 to 12/31/2008.........  $13.64363    $ 6.72943        6,601
    01/01/2009 to 12/31/2009.........  $ 6.72943    $ 9.91164       20,614
    01/01/2010 to 12/31/2010.........  $ 9.91164    $11.77419       19,219
    01/01/2011 to 12/31/2011.........  $11.77419    $ 9.87956       16,047
    01/01/2012 to 12/31/2012.........  $ 9.87956    $10.09538       18,121
    01/01/2013 to 12/31/2013.........  $10.09538    $11.48735       17,917
    01/01/2014 to 12/31/2014.........  $11.48735    $10.38160       16,811
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98986    $10.31732            0
    01/01/2007 to 12/31/2007.........  $10.31732    $11.15551          786
    01/01/2008 to 12/31/2008.........  $11.15551    $10.73356          773
    01/01/2009 to 12/31/2009.........  $10.73356    $11.86785        2,645
    01/01/2010 to 12/31/2010.........  $11.86785    $12.37625        3,000
    01/01/2011 to 12/31/2011.........  $12.37625    $12.70897        2,764
    01/01/2012 to 12/31/2012.........  $12.70897    $13.18832        2,688
    01/01/2013 to 12/31/2013.........  $13.18832    $12.51801        2,169
    01/01/2014 to 12/31/2014.........  $12.51801    $12.41392        3,065

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97095    $10.67206          202
    01/01/2007 to 12/31/2007.........  $10.67206    $11.52990       10,847
    01/01/2008 to 12/31/2008.........  $11.52990    $ 6.55782       19,285
    01/01/2009 to 12/31/2009.........  $ 6.55782    $ 8.30609       19,450
    01/01/2010 to 12/31/2010.........  $ 8.30609    $ 9.39036       19,587
    01/01/2011 to 12/31/2011.........  $ 9.39036    $ 8.94087       19,580
    01/01/2012 to 12/31/2012.........  $ 8.94087    $ 9.78785       18,836
    01/01/2013 to 12/31/2013.........  $ 9.78785    $11.63187       18,833
    01/01/2014 to 12/31/2014.........  $11.63187    $12.10273        1,049
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99886    $ 9.98290            0
    01/01/2008 to 12/31/2008.........  $ 9.98290    $ 9.33187            0
    01/01/2009 to 12/31/2009.........  $ 9.33187    $10.27330       19,186
    01/01/2010 to 12/31/2010.........  $10.27330    $10.92164       12,716
    01/01/2011 to 12/31/2011.........  $10.92164    $11.41989        9,672
    01/01/2012 to 12/31/2012.........  $11.41989    $12.14644       10,157
    01/01/2013 to 12/31/2013.........  $12.14644    $11.79996       10,641
    01/01/2014 to 12/31/2014.........  $11.79996    $12.47464        9,768
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07818    $ 6.65502       54,335
    01/01/2009 to 12/31/2009.........  $ 6.65502    $ 8.53634      126,822
    01/01/2010 to 12/31/2010.........  $ 8.53634    $ 9.28051      125,139
    01/01/2011 to 12/31/2011.........  $ 9.28051    $ 8.99963       97,470
    01/01/2012 to 09/21/2012.........  $ 8.99963    $10.10264            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.50%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72335    $ 7.63028       267,837
    01/01/2009 to 12/31/2009.........  $ 7.63028    $ 9.34859     1,448,844
    01/01/2010 to 12/31/2010.........  $ 9.34859    $10.31243     1,890,984
    01/01/2011 to 12/31/2011.........  $10.31243    $ 9.89009     1,805,019
    01/01/2012 to 12/31/2012.........  $ 9.89009    $10.96824     2,011,007
    01/01/2013 to 12/31/2013.........  $10.96824    $11.88394     1,925,331
    01/01/2014 to 12/31/2014.........  $11.88394    $12.15543     1,797,741
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.83756    $ 7.83651       410,795
    01/01/2009 to 12/31/2009.........  $ 7.83651    $ 9.74357     1,065,251
    01/01/2010 to 12/31/2010.........  $ 9.74357    $10.91538     1,244,044
    01/01/2011 to 12/31/2011.........  $10.91538    $10.76640     1,046,329
    01/01/2012 to 12/31/2012.........  $10.76640    $12.05491     1,172,164
    01/01/2013 to 12/31/2013.........  $12.05491    $13.84312     1,205,241
    01/01/2014 to 12/31/2014.........  $13.84312    $14.47156     1,131,297
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.07540    $ 6.98402         4,142
    01/01/2009 to 12/31/2009.........  $ 6.98402    $ 8.10380        72,171
    01/01/2010 to 12/31/2010.........  $ 8.10380    $ 9.08951        88,602
    01/01/2011 to 12/31/2011.........  $ 9.08951    $ 9.27515        81,629
    01/01/2012 to 05/04/2012.........  $ 9.27515    $10.08400             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.80042    $ 7.93788       297,217
    01/01/2009 to 12/31/2009.........  $ 7.93788    $ 9.64261     2,080,381
    01/01/2010 to 12/31/2010.........  $ 9.64261    $10.66999     3,078,933
    01/01/2011 to 12/31/2011.........  $10.66999    $10.38471     2,664,033
    01/01/2012 to 12/31/2012.........  $10.38471    $11.50742     2,980,799
    01/01/2013 to 12/31/2013.........  $11.50742    $13.33818     2,835,089
    01/01/2014 to 12/31/2014.........  $13.33818    $13.99825     2,580,419

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99878    $ 9.17771       27,571
    01/01/2012 to 12/31/2012.........  $ 9.17771    $10.11758       45,347
    01/01/2013 to 12/31/2013.........  $10.11758    $11.04981       39,653
    01/01/2014 to 12/31/2014.........  $11.04981    $11.41945       37,346
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99878    $10.51269          790
    01/01/2014 to 12/31/2014.........  $10.51269    $10.72788          446
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99918    $ 9.40889            0
    01/01/2010 to 12/31/2010.........  $ 9.40889    $10.25033            0
    01/01/2011 to 12/31/2011.........  $10.25033    $11.07246            0
    01/01/2012 to 12/31/2012.........  $11.07246    $11.36301            0
    01/01/2013 to 12/31/2013.........  $11.36301    $11.11802            0
    01/01/2014 to 12/31/2014.........  $11.11802    $11.00465            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99878    $12.07153          166
    01/01/2009 to 12/31/2009.........  $12.07153    $11.17358            0
    01/01/2010 to 12/31/2010.........  $11.17358    $12.23975            0
    01/01/2011 to 12/31/2011.........  $12.23975    $13.69665            0
    01/01/2012 to 12/31/2012.........  $13.69665    $14.26532            0
    01/01/2013 to 12/31/2013.........  $14.26532    $13.61286            0
    01/01/2014 to 12/31/2014.........  $13.61286    $13.76870            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99878    $12.14063          456
    01/01/2009 to 12/31/2009.........  $12.14063    $11.04013        3,179
    01/01/2010 to 12/31/2010.........  $11.04013    $12.11276            0
    01/01/2011 to 12/31/2011.........  $12.11276    $13.84010            0
    01/01/2012 to 12/31/2012.........  $13.84010    $14.43421            0
    01/01/2013 to 12/31/2013.........  $14.43421    $13.53379            0
    01/01/2014 to 12/31/2014.........  $13.53379    $13.90241            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99918    $ 8.81766            0
    01/01/2010 to 12/31/2010.........  $ 8.81766    $ 9.71629       29,400
    01/01/2011 to 12/31/2011.........  $ 9.71629    $11.36070        4,368
    01/01/2012 to 12/31/2012.........  $11.36070    $11.89987            0
    01/01/2013 to 12/31/2013.........  $11.89987    $10.96015            0
    01/01/2014 to 12/31/2014.........  $10.96015    $11.46321            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99837    $11.04436       11,735
    01/01/2011 to 12/31/2011.........  $11.04436    $13.09020       17,196
    01/01/2012 to 12/31/2012.........  $13.09020    $13.77270        2,638
    01/01/2013 to 12/31/2013.........  $13.77270    $12.61919            0
    01/01/2014 to 12/31/2014.........  $12.61919    $13.38762            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99878    $12.05974       16,287
    01/01/2012 to 12/31/2012.........  $12.05974    $12.57598       23,427
    01/01/2013 to 12/31/2013.........  $12.57598    $11.18264            0
    01/01/2014 to 12/31/2014.........  $11.18264    $12.15987            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99837    $10.43318       15,254
    01/01/2013 to 12/31/2013.........  $10.43318    $ 9.23062       65,552
    01/01/2014 to 12/31/2014.........  $ 9.23062    $10.24182       24,504
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99918    $ 8.77825       10,493
    01/01/2014 to 12/31/2014.........  $ 8.77825    $ 9.91050       19,809
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99918    $11.34002        4,302

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14555    $10.30277         2,881
    01/01/2010 to 12/31/2010.........  $10.30277    $11.54366         7,672
    01/01/2011 to 12/31/2011.........  $11.54366    $10.70544         4,788
    01/01/2012 to 12/31/2012.........  $10.70544    $11.94282         8,098
    01/01/2013 to 12/31/2013.........  $11.94282    $15.46451         7,288
    01/01/2014 to 12/31/2014.........  $15.46451    $16.80005         6,595
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.70042    $ 7.35768       104,972
    01/01/2009 to 12/31/2009.........  $ 7.35768    $ 9.08512     1,391,280
    01/01/2010 to 12/31/2010.........  $ 9.08512    $10.14802     1,949,878
    01/01/2011 to 12/31/2011.........  $10.14802    $ 9.75559     1,552,211
    01/01/2012 to 12/31/2012.........  $ 9.75559    $10.93015     1,896,953
    01/01/2013 to 12/31/2013.........  $10.93015    $13.21096     1,995,280
    01/01/2014 to 12/31/2014.........  $13.21096    $13.92614     1,898,060
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99878    $11.68047           351
    01/01/2014 to 12/31/2014.........  $11.68047    $13.07408         3,490
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.59840    $ 6.12347           488
    01/01/2009 to 12/31/2009.........  $ 6.12347    $ 7.95926        48,134
    01/01/2010 to 12/31/2010.........  $ 7.95926    $10.09166        49,938
    01/01/2011 to 12/31/2011.........  $10.09166    $10.59795        44,937
    01/01/2012 to 12/31/2012.........  $10.59795    $12.04361        56,589
    01/01/2013 to 12/31/2013.........  $12.04361    $12.23736        46,108
    01/01/2014 to 12/31/2014.........  $12.23736    $15.78363        36,491
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 7.94983    $ 7.77774             0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99878    $ 9.70095        13,188
    01/01/2014 to 12/31/2014.........  $ 9.70095    $10.04521        13,066

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.75357    $ 7.27517        69,413
    01/01/2009 to 12/31/2009.........  $ 7.27517    $ 8.87719       332,623
    01/01/2010 to 12/31/2010.........  $ 8.87719    $10.00230       474,324
    01/01/2011 to 12/31/2011.........  $10.00230    $ 9.70641       473,551
    01/01/2012 to 12/31/2012.........  $ 9.70641    $10.57978       538,274
    01/01/2013 to 12/31/2013.........  $10.57978    $11.96203       511,688
    01/01/2014 to 12/31/2014.........  $11.96203    $12.15669       491,669
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10365    $ 7.51563        10,741
    01/01/2009 to 12/31/2009.........  $ 7.51563    $ 8.97650        94,153
    01/01/2010 to 12/31/2010.........  $ 8.97650    $10.02218       105,837
    01/01/2011 to 12/31/2011.........  $10.02218    $ 9.63018        92,215
    01/01/2012 to 12/31/2012.........  $ 9.63018    $10.78143       140,503
    01/01/2013 to 12/31/2013.........  $10.78143    $12.66415       141,792
    01/01/2014 to 12/31/2014.........  $12.66415    $13.19051       151,743
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99878    $ 7.47907         7,132
    01/01/2009 to 11/13/2009.........  $ 7.47907    $ 8.37764             0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99878    $10.76085     1,163,113
    01/01/2013 to 12/31/2013.........  $10.76085    $13.19628     1,174,808
    01/01/2014 to 12/31/2014.........  $13.19628    $13.41442     1,036,551
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99878    $10.82956        12,775
    01/01/2014 to 12/31/2014.........  $10.82956    $10.94259        22,876
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17546    $ 6.11844             0
    01/01/2009 to 12/31/2009.........  $ 6.11844    $ 8.14381        25,045
    01/01/2010 to 12/31/2010.........  $ 8.14381    $ 9.64413        35,409
    01/01/2011 to 12/31/2011.........  $ 9.64413    $ 9.02305        27,948
    01/01/2012 to 12/31/2012.........  $ 9.02305    $11.27234        28,233
    01/01/2013 to 12/31/2013.........  $11.27234    $11.58862        29,443
    01/01/2014 to 12/31/2014.........  $11.58862    $13.00698        22,265

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.30860    $ 6.78433        3,944
    01/01/2009 to 12/31/2009.........  $ 6.78433    $ 9.98592       70,769
    01/01/2010 to 12/31/2010.........  $ 9.98592    $10.85057       99,315
    01/01/2011 to 12/31/2011.........  $10.85057    $10.26731       76,138
    01/01/2012 to 12/31/2012.........  $10.26731    $12.11480       86,030
    01/01/2013 to 12/31/2013.........  $12.11480    $15.48538       73,982
    01/01/2014 to 02/07/2014.........  $15.48538    $15.23688            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.61253    $ 6.68664        7,508
    01/01/2009 to 12/31/2009.........  $ 6.68664    $ 7.85195       61,439
    01/01/2010 to 12/31/2010.........  $ 7.85195    $ 8.73274       90,040
    01/01/2011 to 12/31/2011.........  $ 8.73274    $ 8.12897       75,466
    01/01/2012 to 12/31/2012.........  $ 8.12897    $ 9.58378       85,828
    01/01/2013 to 12/31/2013.........  $ 9.58378    $12.60920       83,302
    01/01/2014 to 12/31/2014.........  $12.60920    $14.05419       83,977
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.49471    $ 6.77623        8,178
    01/01/2009 to 12/31/2009.........  $ 6.77623    $10.48781       76,995
    01/01/2010 to 12/31/2010.........  $10.48781    $12.38123      102,984
    01/01/2011 to 12/31/2011.........  $12.38123    $11.83537       79,956
    01/01/2012 to 12/31/2012.........  $11.83537    $13.94732       85,009
    01/01/2013 to 12/31/2013.........  $13.94732    $18.16471       81,697
    01/01/2014 to 12/31/2014.........  $18.16471    $19.95920       88,110
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08932    $ 7.62474       22,897
    01/01/2009 to 12/31/2009.........  $ 7.62474    $ 9.26866      380,849
    01/01/2010 to 12/31/2010.........  $ 9.26866    $10.19072      594,281
    01/01/2011 to 12/31/2011.........  $10.19072    $ 9.98931      548,195
    01/01/2012 to 12/31/2012.........  $ 9.98931    $10.83837      606,880
    01/01/2013 to 12/31/2013.........  $10.83837    $11.72689      569,131
    01/01/2014 to 12/31/2014.........  $11.72689    $12.02047      447,067
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03366    $ 7.64561        2,423
    01/01/2009 to 12/31/2009.........  $ 7.64561    $ 9.55496       54,289
    01/01/2010 to 12/31/2010.........  $ 9.55496    $11.93357       60,770
    01/01/2011 to 12/31/2011.........  $11.93357    $11.91052       50,167
    01/01/2012 to 12/31/2012.........  $11.91052    $13.57541       59,955
    01/01/2013 to 12/31/2013.........  $13.57541    $18.56597       56,249
    01/01/2014 to 12/31/2014.........  $18.56597    $19.60819       57,934

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.28356    $ 6.79217         2,459
    01/01/2009 to 12/31/2009.........  $ 6.79217    $ 7.91375         7,430
    01/01/2010 to 12/31/2010.........  $ 7.91375    $ 8.76694         8,147
    01/01/2011 to 12/31/2011.........  $ 8.76694    $ 8.59508        14,220
    01/01/2012 to 12/31/2012.........  $ 8.59508    $ 9.60272        23,969
    01/01/2013 to 12/31/2013.........  $ 9.60272    $12.73700        17,684
    01/01/2014 to 12/31/2014.........  $12.73700    $12.74433        16,675
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.57290    $ 7.83540         2,299
    01/01/2009 to 12/31/2009.........  $ 7.83540    $10.46419        37,304
    01/01/2010 to 12/31/2010.........  $10.46419    $11.70145        43,867
    01/01/2011 to 12/31/2011.........  $11.70145    $11.89455        38,567
    01/01/2012 to 12/31/2012.........  $11.89455    $13.34449        42,065
    01/01/2013 to 12/31/2013.........  $13.34449    $14.09138        93,965
    01/01/2014 to 12/31/2014.........  $14.09138    $14.23830       128,243
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10512    $ 6.10680         5,941
    01/01/2009 to 12/31/2009.........  $ 6.10680    $ 8.13975        46,764
    01/01/2010 to 12/31/2010.........  $ 8.13975    $ 9.18212        64,939
    01/01/2011 to 12/31/2011.........  $ 9.18212    $ 7.87741        47,344
    01/01/2012 to 12/31/2012.........  $ 7.87741    $ 9.34153        56,168
    01/01/2013 to 12/31/2013.........  $ 9.34153    $10.95737        59,696
    01/01/2014 to 12/31/2014.........  $10.95737    $10.19900        53,558
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.27851    $ 6.96767         4,797
    01/01/2009 to 12/31/2009.........  $ 6.96767    $ 8.95840        40,435
    01/01/2010 to 12/31/2010.........  $ 8.95840    $ 9.80419        48,810
    01/01/2011 to 12/31/2011.........  $ 9.80419    $ 8.44724        38,002
    01/01/2012 to 12/31/2012.........  $ 8.44724    $ 9.71020        36,457
    01/01/2013 to 12/31/2013.........  $ 9.71020    $11.42914        36,661
    01/01/2014 to 12/31/2014.........  $11.42914    $10.50540        34,854
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99878    $10.74996       937,888
    01/01/2009 to 12/31/2009.........  $10.74996    $11.78825       242,698
    01/01/2010 to 12/31/2010.........  $11.78825    $12.86966        68,454
    01/01/2011 to 12/31/2011.........  $12.86966    $14.25768     2,555,474
    01/01/2012 to 12/31/2012.........  $14.25768    $15.36736       810,277
    01/01/2013 to 12/31/2013.........  $15.36736    $14.65847       260,102
    01/01/2014 to 12/31/2014.........  $14.65847    $15.41357       222,751

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11184    $ 7.14813        7,915
    01/01/2009 to 12/31/2009.........  $ 7.14813    $ 8.92055      202,187
    01/01/2010 to 12/31/2010.........  $ 8.92055    $10.00306      337,015
    01/01/2011 to 12/31/2011.........  $10.00306    $ 9.79933      273,284
    01/01/2012 to 12/31/2012.........  $ 9.79933    $10.96573      428,350
    01/01/2013 to 12/31/2013.........  $10.96573    $12.56267      427,677
    01/01/2014 to 12/31/2014.........  $12.56267    $13.16471      438,163
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37741    $ 6.59757        6,402
    01/01/2009 to 12/31/2009.........  $ 6.59757    $ 8.83238      122,682
    01/01/2010 to 12/31/2010.........  $ 8.83238    $ 9.32582      180,517
    01/01/2011 to 12/31/2011.........  $ 9.32582    $ 8.34746      148,594
    01/01/2012 to 12/31/2012.........  $ 8.34746    $10.02572      165,959
    01/01/2013 to 12/31/2013.........  $10.02572    $11.39477      165,655
    01/01/2014 to 12/31/2014.........  $11.39477    $10.51178      172,283
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.85474    $ 8.60156      192,421
    01/01/2009 to 12/31/2009.........  $ 8.60156    $10.34049      560,319
    01/01/2010 to 12/31/2010.........  $10.34049    $10.93339      630,666
    01/01/2011 to 12/31/2011.........  $10.93339    $10.79715      543,294
    01/01/2012 to 12/31/2012.........  $10.79715    $11.77764      617,500
    01/01/2013 to 12/31/2013.........  $11.77764    $12.88377      602,006
    01/01/2014 to 12/31/2014.........  $12.88377    $13.38501      531,246
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08417    $10.29296          207
    01/01/2010 to 12/31/2010.........  $10.29296    $11.28842        7,330
    01/01/2011 to 12/31/2011.........  $11.28842    $11.19543        9,235
    01/01/2012 to 12/31/2012.........  $11.19543    $12.70486       14,407
    01/01/2013 to 12/31/2013.........  $12.70486    $17.08522       12,168
    01/01/2014 to 12/31/2014.........  $17.08522    $18.43253       11,610
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.97191    $ 6.07526        3,266
    01/01/2009 to 12/31/2009.........  $ 6.07526    $ 7.14882       25,743
    01/01/2010 to 12/31/2010.........  $ 7.14882    $ 7.97004       23,706
    01/01/2011 to 12/31/2011.........  $ 7.97004    $ 7.52387       15,875
    01/01/2012 to 12/31/2012.........  $ 7.52387    $ 8.66421       19,520
    01/01/2013 to 12/31/2013.........  $ 8.66421    $11.93878       71,477
    01/01/2014 to 12/31/2014.........  $11.93878    $13.37925       81,591

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.42496    $ 6.43168       14,029
    01/01/2009 to 12/31/2009.........  $ 6.43168    $ 8.22245      110,045
    01/01/2010 to 12/31/2010.........  $ 8.22245    $ 9.70112      123,126
    01/01/2011 to 12/31/2011.........  $ 9.70112    $ 9.47069       96,535
    01/01/2012 to 12/31/2012.........  $ 9.47069    $10.47506      107,212
    01/01/2013 to 12/31/2013.........  $10.47506    $14.09869       98,111
    01/01/2014 to 12/31/2014.........  $14.09869    $15.36131      151,511
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72819    $ 8.29284        4,561
    01/01/2009 to 12/31/2009.........  $ 8.29284    $10.99748       69,598
    01/01/2010 to 12/31/2010.........  $10.99748    $12.28850       80,048
    01/01/2011 to 12/31/2011.........  $12.28850    $13.33842      101,190
    01/01/2012 to 12/31/2012.........  $13.33842    $13.92024      160,553
    01/01/2013 to 12/31/2013.........  $13.92024    $13.44019      111,162
    01/01/2014 to 12/31/2014.........  $13.44019    $14.08757      116,164
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.93868    $ 7.79348          450
    01/01/2009 to 12/31/2009.........  $ 7.79348    $10.09751       37,756
    01/01/2010 to 12/31/2010.........  $10.09751    $11.14683       52,527
    01/01/2011 to 12/31/2011.........  $11.14683    $10.63837       44,621
    01/01/2012 to 12/31/2012.........  $10.63837    $12.89979       46,265
    01/01/2013 to 12/31/2013.........  $12.89979    $16.22135       51,782
    01/01/2014 to 12/31/2014.........  $16.22135    $16.56179       60,769
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.77734    $ 7.39900          924
    01/01/2009 to 12/31/2009.........  $ 7.39900    $ 9.06133       23,462
    01/01/2010 to 12/31/2010.........  $ 9.06133    $10.06879       30,167
    01/01/2011 to 12/31/2011.........  $10.06879    $ 9.86114       21,142
    01/01/2012 to 12/31/2012.........  $ 9.86114    $11.37499       25,706
    01/01/2013 to 12/31/2013.........  $11.37499    $15.32063       23,438
    01/01/2014 to 12/31/2014.........  $15.32063    $16.40889       21,606

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99878    $10.20344            0
    01/01/2013 to 12/31/2013.........  $10.20344    $13.52129            0
    01/01/2014 to 12/31/2014.........  $13.52129    $14.68262        3,033
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.76425    $ 6.42811        1,781
    01/01/2009 to 12/31/2009.........  $ 6.42811    $ 8.79579       36,001
    01/01/2010 to 12/31/2010.........  $ 8.79579    $10.71178       40,534
    01/01/2011 to 12/31/2011.........  $10.71178    $10.18940       34,567
    01/01/2012 to 12/31/2012.........  $10.18940    $11.88679       37,133
    01/01/2013 to 12/31/2013.........  $11.88679    $15.50742       27,750
    01/01/2014 to 12/31/2014.........  $15.50742    $17.56527       21,213
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.58626    $10.66843       98,329
    01/01/2009 to 12/31/2009.........  $10.66843    $10.53641      165,957
    01/01/2010 to 12/31/2010.........  $10.53641    $10.38330      153,374
    01/01/2011 to 12/31/2011.........  $10.38330    $10.23237      216,266
    01/01/2012 to 12/31/2012.........  $10.23237    $10.08177      118,514
    01/01/2013 to 12/31/2013.........  $10.08177    $ 9.93241       57,725
    01/01/2014 to 12/31/2014.........  $ 9.93241    $ 9.78601       68,986
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.38007    $ 5.88237        4,751
    01/01/2009 to 12/31/2009.........  $ 5.88237    $ 8.15096       47,142
    01/01/2010 to 12/31/2010.........  $ 8.15096    $ 9.91264       61,138
    01/01/2011 to 12/31/2011.........  $ 9.91264    $ 9.52368       44,631
    01/01/2012 to 12/31/2012.........  $ 9.52368    $10.98985       61,378
    01/01/2013 to 12/31/2013.........  $10.98985    $15.37586       91,344
    01/01/2014 to 12/31/2014.........  $15.37586    $17.30744       98,054
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02869    $10.07378            0
    01/01/2012 to 12/31/2012.........  $10.07378    $10.40835       11,252
    01/01/2013 to 12/31/2013.........  $10.40835    $ 9.96405        2,870
    01/01/2014 to 12/31/2014.........  $ 9.96405    $10.32244        2,906

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.85566    $ 6.88496        1,416
    01/01/2009 to 12/31/2009.........  $ 6.88496    $ 8.80389       30,700
    01/01/2010 to 12/31/2010.........  $ 8.80389    $11.16124       41,167
    01/01/2011 to 12/31/2011.........  $11.16124    $11.18202       31,495
    01/01/2012 to 12/31/2012.........  $11.18202    $12.38071       42,754
    01/01/2013 to 12/31/2013.........  $12.38071    $16.17546       46,339
    01/01/2014 to 12/31/2014.........  $16.17546    $17.20161       43,807
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.60826    $ 6.26360            0
    01/01/2009 to 12/31/2009.........  $ 6.26360    $ 7.56354       58,111
    01/01/2010 to 12/31/2010.........  $ 7.56354    $ 8.96219       69,168
    01/01/2011 to 04/29/2011.........  $ 8.96219    $10.05822            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99878    $10.33587       92,540
    01/01/2013 to 12/31/2013.........  $10.33587    $12.10927      101,515
    01/01/2014 to 12/31/2014.........  $12.10927    $12.54341       93,656
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10152    $ 5.57838          676
    01/01/2009 to 12/31/2009.........  $ 5.57838    $ 9.15161       95,127
    01/01/2010 to 12/31/2010.........  $ 9.15161    $11.02430      157,294
    01/01/2011 to 12/31/2011.........  $11.02430    $ 8.65975      107,754
    01/01/2012 to 12/31/2012.........  $ 8.65975    $10.06126      119,803
    01/01/2013 to 12/31/2013.........  $10.06126    $ 9.93469      132,139
    01/01/2014 to 12/31/2014.........  $ 9.93469    $ 9.32944      108,747
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.01241    $10.67302       12,467
    01/01/2009 to 12/31/2009.........  $10.67302    $11.59095       65,950
    01/01/2010 to 12/31/2010.........  $11.59095    $11.86479      101,552
    01/01/2011 to 12/31/2011.........  $11.86479    $11.95240       88,543
    01/01/2012 to 12/31/2012.........  $11.95240    $12.32842       84,235
    01/01/2013 to 12/31/2013.........  $12.32842    $11.88219       67,845
    01/01/2014 to 12/31/2014.........  $11.88219    $11.69537       51,011

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.29409    $10.59906        59,422
    01/01/2009 to 12/31/2009.........  $10.59906    $12.16820       657,223
    01/01/2010 to 12/31/2010.........  $12.16820    $12.91362       882,950
    01/01/2011 to 12/31/2011.........  $12.91362    $13.12736       762,990
    01/01/2012 to 12/31/2012.........  $13.12736    $14.13877       804,965
    01/01/2013 to 12/31/2013.........  $14.13877    $13.67387       819,345
    01/01/2014 to 12/31/2014.........  $13.67387    $14.04184       720,641
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.92996    $ 8.86059       102,585
    01/01/2009 to 12/31/2009.........  $ 8.86059    $10.47883     1,259,108
    01/01/2010 to 12/31/2010.........  $10.47883    $11.41546     1,554,207
    01/01/2011 to 12/31/2011.........  $11.41546    $11.35900     1,466,171
    01/01/2012 to 12/31/2012.........  $11.35900    $12.35189     1,484,014
    01/01/2013 to 12/31/2013.........  $12.35189    $13.29032     1,404,897
    01/01/2014 to 12/31/2014.........  $13.29032    $13.85018     1,271,608
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01870    $10.07372             0
    01/01/2012 to 12/31/2012.........  $10.07372    $10.63032        26,521
    01/01/2013 to 12/31/2013.........  $10.63032    $10.23100         9,459
    01/01/2014 to 12/31/2014.........  $10.23100    $10.69075        19,546
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.55542    $ 6.61574        43,302
    01/01/2009 to 12/31/2009.........  $ 6.61574    $ 8.21100       649,862
    01/01/2010 to 12/31/2010.........  $ 8.21100    $ 9.62824     1,024,195
    01/01/2011 to 12/31/2011.........  $ 9.62824    $ 8.89662       618,018
    01/01/2012 to 12/31/2012.........  $ 8.89662    $ 9.89749       895,499
    01/01/2013 to 12/31/2013.........  $ 9.89749    $11.41147       929,338
    01/01/2014 to 12/31/2014.........  $11.41147    $12.27686       900,669
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.94163    $ 6.52358         8,068
    01/01/2009 to 12/31/2009.........  $ 6.52358    $ 7.82975        14,358
    01/01/2010 to 12/31/2010.........  $ 7.82975    $ 8.87493        17,621
    01/01/2011 to 12/31/2011.........  $ 8.87493    $ 9.04620        19,617
    01/01/2012 to 12/31/2012.........  $ 9.04620    $10.58828        18,611
    01/01/2013 to 12/31/2013.........  $10.58828    $13.81472        24,776
    01/01/2014 to 12/31/2014.........  $13.81472    $15.95344        39,461

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99878    $ 8.91039            0
    01/01/2012 to 12/31/2012.........  $ 8.91039    $ 9.93353            0
    01/01/2013 to 12/31/2013.........  $ 9.93353    $11.97880            0
    01/01/2014 to 12/31/2014.........  $11.97880    $12.56898            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08114    $ 7.35525        6,399
    01/01/2009 to 12/31/2009.........  $ 7.35525    $ 8.94137      710,037
    01/01/2010 to 12/31/2010.........  $ 8.94137    $ 9.85912      876,483
    01/01/2011 to 12/31/2011.........  $ 9.85912    $ 9.53718      753,640
    01/01/2012 to 12/31/2012.........  $ 9.53718    $10.36223      790,870
    01/01/2013 to 12/31/2013.........  $10.36223    $11.47907      732,688
    01/01/2014 to 12/31/2014.........  $11.47907    $11.89064      712,369
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09932    $ 6.70558       31,267
    01/01/2009 to 12/31/2009.........  $ 6.70558    $ 8.38031      510,348
    01/01/2010 to 12/31/2010.........  $ 8.38031    $ 9.44069      604,808
    01/01/2011 to 12/31/2011.........  $ 9.44069    $ 9.07919      441,577
    01/01/2012 to 12/31/2012.........  $ 9.07919    $10.36728      645,075
    01/01/2013 to 12/31/2013.........  $10.36728    $12.05873      657,123
    01/01/2014 to 12/31/2014.........  $12.05873    $12.52598      613,402
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72987    $ 7.81125       38,731
    01/01/2009 to 12/31/2009.........  $ 7.81125    $ 9.80559      324,820
    01/01/2010 to 12/31/2010.........  $ 9.80559    $10.80184      483,337
    01/01/2011 to 12/31/2011.........  $10.80184    $10.28267      415,490
    01/01/2012 to 12/31/2012.........  $10.28267    $11.25882      450,693
    01/01/2013 to 12/31/2013.........  $11.25882    $12.68975      433,109
    01/01/2014 to 12/31/2014.........  $12.68975    $12.88182      393,995
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.74117    $ 6.01124        2,171
    01/01/2009 to 12/31/2009.........  $ 6.01124    $ 7.85687       28,473
    01/01/2010 to 12/31/2010.........  $ 7.85687    $10.26015       34,068
    01/01/2011 to 12/31/2011.........  $10.26015    $ 8.78323       71,004
    01/01/2012 to 12/31/2012.........  $ 8.78323    $10.39032       75,080
    01/01/2013 to 12/31/2013.........  $10.39032    $14.41464       69,056
    01/01/2014 to 12/31/2014.........  $14.41464    $14.90328       77,186

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.39601    $ 6.70943           705
    01/01/2009 to 12/31/2009.........  $ 6.70943    $ 8.85160        23,551
    01/01/2010 to 12/31/2010.........  $ 8.85160    $11.89669        26,640
    01/01/2011 to 12/31/2011.........  $11.89669    $11.60630        22,741
    01/01/2012 to 12/31/2012.........  $11.60630    $12.82686        25,195
    01/01/2013 to 12/31/2013.........  $12.82686    $17.08234        25,349
    01/01/2014 to 12/31/2014.........  $17.08234    $17.47271        24,274
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.06784    $ 6.74497         4,783
    01/01/2009 to 12/31/2009.........  $ 6.74497    $ 8.43952        13,998
    01/01/2010 to 12/31/2010.........  $ 8.43952    $10.47614        15,772
    01/01/2011 to 12/31/2011.........  $10.47614    $ 9.70463        12,494
    01/01/2012 to 12/31/2012.........  $ 9.70463    $11.29733        16,198
    01/01/2013 to 12/31/2013.........  $11.29733    $15.29340        16,316
    01/01/2014 to 12/31/2014.........  $15.29340    $15.86112        16,679
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.62909    $ 8.13342       143,354
    01/01/2009 to 12/31/2009.........  $ 8.13342    $ 9.94750     1,082,792
    01/01/2010 to 12/31/2010.........  $ 9.94750    $10.93099     1,384,417
    01/01/2011 to 12/31/2011.........  $10.93099    $10.98328     1,295,890
    01/01/2012 to 12/31/2012.........  $10.98328    $12.28116     1,450,252
    01/01/2013 to 12/31/2013.........  $12.28116    $14.13649     1,443,225
    01/01/2014 to 12/31/2014.........  $14.13649    $14.74644     1,335,791
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.82392    $ 6.02931         3,209
    01/01/2009 to 12/31/2009.........  $ 6.02931    $ 7.35383        93,406
    01/01/2010 to 12/31/2010.........  $ 7.35383    $ 8.20464       135,622
    01/01/2011 to 12/31/2011.........  $ 8.20464    $ 7.95100        98,896
    01/01/2012 to 12/31/2012.........  $ 7.95100    $ 9.18471       115,707
    01/01/2013 to 12/31/2013.........  $ 9.18471    $11.73520       112,693
    01/01/2014 to 12/31/2014.........  $11.73520    $12.42514       100,478
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.97292    $ 6.54278           426
    01/01/2009 to 12/31/2009.........  $ 6.54278    $ 9.88646        78,202
    01/01/2010 to 12/31/2010.........  $ 9.88646    $11.28037       103,537
    01/01/2011 to 12/31/2011.........  $11.28037    $10.92552        83,454
    01/01/2012 to 12/31/2012.........  $10.92552    $12.65642        98,220
    01/01/2013 to 12/31/2013.........  $12.65642    $17.95923       106,818
    01/01/2014 to 12/31/2014.........  $17.95923    $19.17046       115,678

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.26755    $ 6.71168         9,644
    01/01/2009 to 12/31/2009.........  $ 6.71168    $ 9.87571        98,844
    01/01/2010 to 12/31/2010.........  $ 9.87571    $11.71991       142,687
    01/01/2011 to 12/31/2011.........  $11.71991    $ 9.82426       114,165
    01/01/2012 to 12/31/2012.........  $ 9.82426    $10.02894       123,872
    01/01/2013 to 12/31/2013.........  $10.02894    $11.40050       111,738
    01/01/2014 to 12/31/2014.........  $11.40050    $10.29288        95,897
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.40359    $10.70540        24,075
    01/01/2009 to 12/31/2009.........  $10.70540    $11.82496        52,543
    01/01/2010 to 12/31/2010.........  $11.82496    $12.31945        62,326
    01/01/2011 to 12/31/2011.........  $12.31945    $12.63813        51,326
    01/01/2012 to 12/31/2012.........  $12.63813    $13.10183        57,437
    01/01/2013 to 12/31/2013.........  $13.10183    $12.42365        58,875
    01/01/2014 to 12/31/2014.........  $12.42365    $12.30820        55,837
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.44830    $ 6.54040         1,591
    01/01/2009 to 12/31/2009.........  $ 6.54040    $ 8.27579       106,324
    01/01/2010 to 12/31/2010.........  $ 8.27579    $ 9.34687       123,298
    01/01/2011 to 12/31/2011.........  $ 9.34687    $ 8.89064       111,031
    01/01/2012 to 12/31/2012.........  $ 8.89064    $ 9.72324       126,697
    01/01/2013 to 12/31/2013.........  $ 9.72324    $11.54369       129,798
    01/01/2014 to 12/31/2014.........  $11.54369    $11.99911       163,994
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23951    $ 9.32157         6,113
    01/01/2009 to 12/31/2009.........  $ 9.32157    $10.25191       176,679
    01/01/2010 to 12/31/2010.........  $10.25191    $10.88804       214,187
    01/01/2011 to 12/31/2011.........  $10.88804    $11.37369       215,118
    01/01/2012 to 12/31/2012.........  $11.37369    $12.08535       268,390
    01/01/2013 to 12/31/2013.........  $12.08535    $11.72899       280,945
    01/01/2014 to 12/31/2014.........  $11.72899    $12.38744       311,345
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07816    $ 6.65060       189,020
    01/01/2009 to 12/31/2009.........  $ 6.65060    $ 8.52218     1,040,630
    01/01/2010 to 12/31/2010.........  $ 8.52218    $ 9.25603     1,340,982
    01/01/2011 to 12/31/2011.........  $ 9.25603    $ 8.96715     1,014,326
    01/01/2012 to 09/21/2012.........  $ 8.96715    $10.05889             0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.55%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.62935    $ 9.33172     2,150,966
    01/01/2010 to 12/31/2010.........  $ 9.33172    $10.28882     2,575,846
    01/01/2011 to 12/31/2011.........  $10.28882    $ 9.86254     2,101,519
    01/01/2012 to 12/31/2012.........  $ 9.86254    $10.93232     2,489,866
    01/01/2013 to 12/31/2013.........  $10.93232    $11.83916     2,357,157
    01/01/2014 to 12/31/2014.........  $11.83916    $12.10359     2,107,812
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.83518    $ 9.72595       713,971
    01/01/2010 to 12/31/2010.........  $ 9.72595    $10.89021       874,964
    01/01/2011 to 12/31/2011.........  $10.89021    $10.73628       804,478
    01/01/2012 to 12/31/2012.........  $10.73628    $12.01516       951,885
    01/01/2013 to 12/31/2013.........  $12.01516    $13.79063     1,046,966
    01/01/2014 to 12/31/2014.........  $13.79063    $14.40963       992,201
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.51646    $ 8.08917        43,136
    01/01/2010 to 12/31/2010.........  $ 8.08917    $ 9.06867        66,566
    01/01/2011 to 12/31/2011.........  $ 9.06867    $ 9.24936        62,514
    01/01/2012 to 05/04/2012.........  $ 9.24936    $10.05431             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.98281    $ 9.62505     3,063,742
    01/01/2010 to 12/31/2010.........  $ 9.62505    $10.64526     3,682,992
    01/01/2011 to 12/31/2011.........  $10.64526    $10.35559     3,322,498
    01/01/2012 to 12/31/2012.........  $10.35559    $11.46953     3,882,270
    01/01/2013 to 12/31/2013.........  $11.46953    $13.28773     3,646,597
    01/01/2014 to 12/31/2014.........  $13.28773    $13.93828     3,426,570

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99874    $ 9.17470       12,347
    01/01/2012 to 12/31/2012.........  $ 9.17470    $10.10920       31,405
    01/01/2013 to 12/31/2013.........  $10.10920    $11.03529       30,725
    01/01/2014 to 12/31/2014.........  $11.03529    $11.39883       30,059
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99874    $10.50915          269
    01/01/2014 to 12/31/2014.........  $10.50915    $10.71899        9,492
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.69045    $ 9.40418            0
    01/01/2010 to 12/31/2010.........  $ 9.40418    $10.24014            0
    01/01/2011 to 12/31/2011.........  $10.24014    $11.05603            0
    01/01/2012 to 12/31/2012.........  $11.05603    $11.34037            0
    01/01/2013 to 12/31/2013.........  $11.34037    $11.09031            0
    01/01/2014 to 12/31/2014.........  $11.09031    $10.97134            0
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $11.40647    $11.16301            0
    01/01/2010 to 12/31/2010.........  $11.16301    $12.22219            0
    01/01/2011 to 12/31/2011.........  $12.22219    $13.67021            0
    01/01/2012 to 12/31/2012.........  $13.67021    $14.23076            0
    01/01/2013 to 12/31/2013.........  $14.23076    $13.57310            0
    01/01/2014 to 12/31/2014.........  $13.57310    $13.72163            0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $11.36722    $11.02965            0
    01/01/2010 to 12/31/2010.........  $11.02965    $12.09526            0
    01/01/2011 to 12/31/2011.........  $12.09526    $13.81329            0
    01/01/2012 to 12/31/2012.........  $13.81329    $14.39921            0
    01/01/2013 to 12/31/2013.........  $14.39921    $13.49432            0
    01/01/2014 to 12/31/2014.........  $13.49432    $13.85503            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.38208    $ 8.81338           0
    01/01/2010 to 12/31/2010.........  $ 8.81338    $ 9.70680           0
    01/01/2011 to 12/31/2011.........  $ 9.70680    $11.34394           0
    01/01/2012 to 12/31/2012.........  $11.34394    $11.87650           0
    01/01/2013 to 12/31/2013.........  $11.87650    $10.93320           0
    01/01/2014 to 12/31/2014.........  $10.93320    $11.42939           0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99831    $11.03896           0
    01/01/2011 to 12/31/2011.........  $11.03896    $13.07738           0
    01/01/2012 to 12/31/2012.........  $13.07738    $13.75242           0
    01/01/2013 to 12/31/2013.........  $13.75242    $12.59444           0
    01/01/2014 to 12/31/2014.........  $12.59444    $13.35471           0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99874    $12.05391           0
    01/01/2012 to 12/31/2012.........  $12.05391    $12.56371           0
    01/01/2013 to 12/31/2013.........  $12.56371    $11.16626           0
    01/01/2014 to 12/31/2014.........  $11.16626    $12.13594           0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99832    $10.42787           0
    01/01/2013 to 12/31/2013.........  $10.42787    $ 9.22138           0
    01/01/2014 to 12/31/2014.........  $ 9.22138    $10.22655           0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99916    $ 8.77386           0
    01/01/2014 to 12/31/2014.........  $ 8.77386    $ 9.90055           0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99916    $11.33446           0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14551    $10.30208       1,196
    01/01/2010 to 12/31/2010.........  $10.30208    $11.53709       8,663
    01/01/2011 to 12/31/2011.........  $11.53709    $10.69415       8,707
    01/01/2012 to 12/31/2012.........  $10.69415    $11.92429       8,283
    01/01/2013 to 12/31/2013.........  $11.92429    $15.43293       7,420
    01/01/2014 to 12/31/2014.........  $15.43293    $16.75750       4,177

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.36809    $ 9.06844     2,083,500
    01/01/2010 to 12/31/2010.........  $ 9.06844    $10.12452     2,802,840
    01/01/2011 to 12/31/2011.........  $10.12452    $ 9.72831     2,138,495
    01/01/2012 to 12/31/2012.........  $ 9.72831    $10.89425     2,637,947
    01/01/2013 to 12/31/2013.........  $10.89425    $13.16116     2,762,707
    01/01/2014 to 12/31/2014.........  $13.16116    $13.86689     2,841,559
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99874    $11.67557         2,447
    01/01/2014 to 12/31/2014.........  $11.67557    $13.06215         4,731
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.24469    $ 7.94483        16,815
    01/01/2010 to 12/31/2010.........  $ 7.94483    $10.06834        44,201
    01/01/2011 to 12/31/2011.........  $10.06834    $10.56835        39,921
    01/01/2012 to 12/31/2012.........  $10.56835    $12.00411        46,945
    01/01/2013 to 12/31/2013.........  $12.00411    $12.19121        53,132
    01/01/2014 to 12/31/2014.........  $12.19121    $15.71649        53,194
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99874    $ 9.69767             0
    01/01/2014 to 12/31/2014.........  $ 9.69767    $10.03693        18,998
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.18902    $ 8.86111     1,105,631
    01/01/2010 to 12/31/2010.........  $ 8.86111    $ 9.97923     1,387,358
    01/01/2011 to 12/31/2011.........  $ 9.97923    $ 9.67928     1,202,340
    01/01/2012 to 12/31/2012.........  $ 9.67928    $10.54500     1,175,200
    01/01/2013 to 12/31/2013.........  $10.54500    $11.91681     1,177,186
    01/01/2014 to 12/31/2014.........  $11.91681    $12.10476     1,003,578
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.48516    $ 8.96936       223,011
    01/01/2010 to 12/31/2010.........  $ 8.96936    $10.00929       273,406
    01/01/2011 to 12/31/2011.........  $10.00929    $ 9.61303       223,829
    01/01/2012 to 12/31/2012.........  $ 9.61303    $10.75680       380,020
    01/01/2013 to 12/31/2013.........  $10.75680    $12.62893       421,965
    01/01/2014 to 12/31/2014.........  $12.62893    $13.14744       411,577

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99874    $10.75732      878,502
    01/01/2013 to 12/31/2013.........  $10.75732    $13.18547      900,495
    01/01/2014 to 12/31/2014.........  $13.18547    $13.39678      881,229
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99874    $10.82584       26,064
    01/01/2014 to 12/31/2014.........  $10.82584    $10.93338       25,751
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.73661    $ 8.13797       17,240
    01/01/2010 to 12/31/2010.........  $ 8.13797    $ 9.63255       32,735
    01/01/2011 to 12/31/2011.........  $ 9.63255    $ 9.00776       26,134
    01/01/2012 to 12/31/2012.........  $ 9.00776    $11.24753       38,666
    01/01/2013 to 12/31/2013.........  $11.24753    $11.55735       42,626
    01/01/2014 to 12/31/2014.........  $11.55735    $12.96554       28,977
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.77091    $ 9.96770      154,802
    01/01/2010 to 12/31/2010.........  $ 9.96770    $10.82533      158,834
    01/01/2011 to 12/31/2011.........  $10.82533    $10.23845      111,586
    01/01/2012 to 12/31/2012.........  $10.23845    $12.07463      130,549
    01/01/2013 to 12/31/2013.........  $12.07463    $15.42640      129,080
    01/01/2014 to 02/07/2014.........  $15.42640    $15.17806            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.47809    $ 7.83769       57,631
    01/01/2010 to 12/31/2010.........  $ 7.83769    $ 8.71263       77,727
    01/01/2011 to 12/31/2011.........  $ 8.71263    $ 8.10638       66,996
    01/01/2012 to 12/31/2012.........  $ 8.10638    $ 9.55241       82,548
    01/01/2013 to 12/31/2013.........  $ 9.55241    $12.56185       96,035
    01/01/2014 to 12/31/2014.........  $12.56185    $13.99459       82,653
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.78103    $10.46870      142,166
    01/01/2010 to 12/31/2010.........  $10.46870    $12.35275      135,150
    01/01/2011 to 12/31/2011.........  $12.35275    $11.80230       98,379
    01/01/2012 to 12/31/2012.........  $11.80230    $13.90165      133,595
    01/01/2013 to 12/31/2013.........  $13.90165    $18.09631      126,917
    01/01/2014 to 12/31/2014.........  $18.09631    $19.87432      111,842

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.79957    $ 9.26113       812,786
    01/01/2010 to 12/31/2010.........  $ 9.26113    $10.17744     1,042,665
    01/01/2011 to 12/31/2011.........  $10.17744    $ 9.97148       985,917
    01/01/2012 to 12/31/2012.........  $ 9.97148    $10.81372     1,086,829
    01/01/2013 to 12/31/2013.........  $10.81372    $11.69444     1,060,006
    01/01/2014 to 12/31/2014.........  $11.69444    $11.98130     1,009,573
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.42095    $ 9.54810        73,435
    01/01/2010 to 12/31/2010.........  $ 9.54810    $11.91907        79,799
    01/01/2011 to 12/31/2011.........  $11.91907    $11.89024        58,242
    01/01/2012 to 12/31/2012.........  $11.89024    $13.54566        77,494
    01/01/2013 to 12/31/2013.........  $13.54566    $18.51615        71,769
    01/01/2014 to 12/31/2014.........  $18.51615    $19.54602        66,475
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.23009    $ 7.89930        47,189
    01/01/2010 to 12/31/2010.........  $ 7.89930    $ 8.74662        42,445
    01/01/2011 to 12/31/2011.........  $ 8.74662    $ 8.57090        37,974
    01/01/2012 to 12/31/2012.........  $ 8.57090    $ 9.57090        40,666
    01/01/2013 to 12/31/2013.........  $ 9.57090    $12.68859        30,612
    01/01/2014 to 12/31/2014.........  $12.68859    $12.68959        29,194
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.32897    $10.44540        70,653
    01/01/2010 to 12/31/2010.........  $10.44540    $11.67447       101,020
    01/01/2011 to 12/31/2011.........  $11.67447    $11.86124        82,294
    01/01/2012 to 12/31/2012.........  $11.86124    $13.30052        94,302
    01/01/2013 to 12/31/2013.........  $13.30052    $14.03791       103,226
    01/01/2014 to 12/31/2014.........  $14.03791    $14.17716       101,255
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.18704    $ 8.12488        54,223
    01/01/2010 to 12/31/2010.........  $ 8.12488    $ 9.16080        53,039
    01/01/2011 to 12/31/2011.........  $ 9.16080    $ 7.85528        48,202
    01/01/2012 to 12/31/2012.........  $ 7.85528    $ 9.31060        56,081
    01/01/2013 to 12/31/2013.........  $ 9.31060    $10.91573        48,202
    01/01/2014 to 12/31/2014.........  $10.91573    $10.15523        58,115

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.87958    $ 8.94211        52,523
    01/01/2010 to 12/31/2010.........  $ 8.94211    $ 9.78154        50,490
    01/01/2011 to 12/31/2011.........  $ 9.78154    $ 8.42354        41,000
    01/01/2012 to 12/31/2012.........  $ 8.42354    $ 9.67819        51,018
    01/01/2013 to 12/31/2013.........  $ 9.67819    $11.38578        36,232
    01/01/2014 to 12/31/2014.........  $11.38578    $10.46042        45,659
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.79830    $11.77700       559,979
    01/01/2010 to 12/31/2010.........  $11.77700    $12.85096       264,802
    01/01/2011 to 12/31/2011.........  $12.85096    $14.22998     3,254,638
    01/01/2012 to 12/31/2012.........  $14.22998    $15.32995     1,151,622
    01/01/2013 to 12/31/2013.........  $15.32995    $14.61557       435,750
    01/01/2014 to 12/31/2014.........  $14.61557    $15.36107       467,527
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.28019    $ 8.91307       373,383
    01/01/2010 to 12/31/2010.........  $ 8.91307    $ 9.98987       513,492
    01/01/2011 to 12/31/2011.........  $ 9.98987    $ 9.78156       407,142
    01/01/2012 to 12/31/2012.........  $ 9.78156    $10.94038       579,678
    01/01/2013 to 12/31/2013.........  $10.94038    $12.52756       706,243
    01/01/2014 to 12/31/2014.........  $12.52756    $13.12146       694,440
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.54645    $ 8.81640       115,193
    01/01/2010 to 12/31/2010.........  $ 8.81640    $ 9.30432       194,754
    01/01/2011 to 12/31/2011.........  $ 9.30432    $ 8.32407       147,972
    01/01/2012 to 12/31/2012.........  $ 8.32407    $ 9.99280       169,924
    01/01/2013 to 12/31/2013.........  $ 9.99280    $11.35179       163,460
    01/01/2014 to 12/31/2014.........  $11.35179    $10.46701       167,855
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.88465    $10.32164       780,192
    01/01/2010 to 12/31/2010.........  $10.32164    $10.90809       784,859
    01/01/2011 to 12/31/2011.........  $10.90809    $10.76681       646,095
    01/01/2012 to 12/31/2012.........  $10.76681    $11.73884       765,793
    01/01/2013 to 12/31/2013.........  $11.73884    $12.83500       770,008
    01/01/2014 to 12/31/2014.........  $12.83500    $13.32780       745,478

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08412    $10.29227          919
    01/01/2010 to 12/31/2010.........  $10.29227    $11.28218        4,167
    01/01/2011 to 12/31/2011.........  $11.28218    $11.18383        4,148
    01/01/2012 to 12/31/2012.........  $11.18383    $12.68552       10,437
    01/01/2013 to 12/31/2013.........  $12.68552    $17.05068       10,348
    01/01/2014 to 12/31/2014.........  $17.05068    $18.38625       18,359
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.61843    $ 7.13569       74,352
    01/01/2010 to 12/31/2010.........  $ 7.13569    $ 7.95146       75,923
    01/01/2011 to 12/31/2011.........  $ 7.95146    $ 7.50265       55,100
    01/01/2012 to 12/31/2012.........  $ 7.50265    $ 8.63555       68,452
    01/01/2013 to 12/31/2013.........  $ 8.63555    $11.89344       70,242
    01/01/2014 to 12/31/2014.........  $11.89344    $13.32180       70,300
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.43574    $ 8.20734      141,702
    01/01/2010 to 12/31/2010.........  $ 8.20734    $ 9.67845      178,562
    01/01/2011 to 12/31/2011.........  $ 9.67845    $ 9.44386      140,635
    01/01/2012 to 12/31/2012.........  $ 9.44386    $10.44016      169,368
    01/01/2013 to 12/31/2013.........  $10.44016    $14.04478      151,116
    01/01/2014 to 12/31/2014.........  $14.04478    $15.29509      251,946
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.08159    $10.97774       42,694
    01/01/2010 to 12/31/2010.........  $10.97774    $12.26034       61,460
    01/01/2011 to 12/31/2011.........  $12.26034    $13.30142       62,136
    01/01/2012 to 12/31/2012.........  $13.30142    $13.87485       96,609
    01/01/2013 to 12/31/2013.........  $13.87485    $13.38979       95,244
    01/01/2014 to 12/31/2014.........  $13.38979    $14.02778       99,005
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.56796    $10.07929       55,620
    01/01/2010 to 12/31/2010.........  $10.07929    $11.12120       75,614
    01/01/2011 to 12/31/2011.........  $11.12120    $10.60861       66,359
    01/01/2012 to 12/31/2012.........  $10.60861    $12.85735       67,795
    01/01/2013 to 12/31/2013.........  $12.85735    $16.15990       66,225
    01/01/2014 to 12/31/2014.........  $16.15990    $16.49088       76,261

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.43687    $ 9.04493       36,854
    01/01/2010 to 12/31/2010.........  $ 9.04493    $10.04560       45,607
    01/01/2011 to 12/31/2011.........  $10.04560    $ 9.83366       30,153
    01/01/2012 to 12/31/2012.........  $ 9.83366    $11.33774       41,551
    01/01/2013 to 12/31/2013.........  $11.33774    $15.26288       32,756
    01/01/2014 to 12/31/2014.........  $15.26288    $16.33895       28,605
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99874    $10.20155            0
    01/01/2013 to 12/31/2013.........  $10.20155    $13.51211            0
    01/01/2014 to 12/31/2014.........  $13.51211    $14.66544            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.60199    $ 8.77984       46,606
    01/01/2010 to 12/31/2010.........  $ 8.77984    $10.68701       61,888
    01/01/2011 to 12/31/2011.........  $10.68701    $10.16087       48,135
    01/01/2012 to 12/31/2012.........  $10.16087    $11.84769       37,541
    01/01/2013 to 12/31/2013.........  $11.84769    $15.44877       34,336
    01/01/2014 to 12/31/2014.........  $15.44877    $17.49037       25,687
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.61957    $10.51751      211,045
    01/01/2010 to 12/31/2010.........  $10.51751    $10.35969      214,120
    01/01/2011 to 12/31/2011.........  $10.35969    $10.20379      253,055
    01/01/2012 to 12/31/2012.........  $10.20379    $10.04893      207,762
    01/01/2013 to 12/31/2013.........  $10.04893    $ 9.89558      156,244
    01/01/2014 to 12/31/2014.........  $ 9.89558    $ 9.74467      170,985
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.98691    $ 8.13599       58,958
    01/01/2010 to 12/31/2010.........  $ 8.13599    $ 9.88948       87,635
    01/01/2011 to 12/31/2011.........  $ 9.88948    $ 9.49682       61,938
    01/01/2012 to 12/31/2012.........  $ 9.49682    $10.95341       75,072
    01/01/2013 to 12/31/2013.........  $10.95341    $15.31735       75,756
    01/01/2014 to 12/31/2014.........  $15.31735    $17.23301       76,157
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02865    $10.07295            0
    01/01/2012 to 12/31/2012.........  $10.07295    $10.40226        1,214
    01/01/2013 to 12/31/2013.........  $10.40226    $ 9.95324        7,426
    01/01/2014 to 12/31/2014.........  $ 9.95324    $10.30625        5,911

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.06533    $ 8.78786       59,462
    01/01/2010 to 12/31/2010.........  $ 8.78786    $11.13543       85,266
    01/01/2011 to 12/31/2011.........  $11.13543    $11.15065       65,249
    01/01/2012 to 12/31/2012.........  $11.15065    $12.33993       59,564
    01/01/2013 to 12/31/2013.........  $12.33993    $16.11432       56,932
    01/01/2014 to 12/31/2014.........  $16.11432    $17.12818       47,773
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.19289    $ 7.54954       50,286
    01/01/2010 to 12/31/2010.........  $ 7.54954    $ 8.94111       91,105
    01/01/2011 to 04/29/2011.........  $ 8.94111    $10.03294            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99874    $10.33248       72,273
    01/01/2013 to 12/31/2013.........  $10.33248    $12.09919       81,104
    01/01/2014 to 12/31/2014.........  $12.09919    $12.52682       76,209
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.19150    $ 9.14495       96,285
    01/01/2010 to 12/31/2010.........  $ 9.14495    $11.01080      178,201
    01/01/2011 to 12/31/2011.........  $11.01080    $ 8.64490      127,900
    01/01/2012 to 12/31/2012.........  $ 8.64490    $10.03905      170,398
    01/01/2013 to 12/31/2013.........  $10.03905    $ 9.90790      177,093
    01/01/2014 to 12/31/2014.........  $ 9.90790    $ 9.29973      167,043
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.98561    $11.56999       63,137
    01/01/2010 to 12/31/2010.........  $11.56999    $11.83776       74,666
    01/01/2011 to 12/31/2011.........  $11.83776    $11.91937       67,893
    01/01/2012 to 12/31/2012.........  $11.91937    $12.28836       88,368
    01/01/2013 to 12/31/2013.........  $12.28836    $11.83763       87,309
    01/01/2014 to 12/31/2014.........  $11.83763    $11.64560       69,147
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.93175    $12.14622      586,106
    01/01/2010 to 12/31/2010.........  $12.14622    $12.88400      825,811
    01/01/2011 to 12/31/2011.........  $12.88400    $13.09095      687,328
    01/01/2012 to 12/31/2012.........  $13.09095    $14.09248      797,218
    01/01/2013 to 12/31/2013.........  $14.09248    $13.62239      816,650
    01/01/2014 to 12/31/2014.........  $13.62239    $13.98210      753,810

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.99736    $10.45993     1,594,790
    01/01/2010 to 12/31/2010.........  $10.45993    $11.38917     1,966,370
    01/01/2011 to 12/31/2011.........  $11.38917    $11.32728     1,970,053
    01/01/2012 to 12/31/2012.........  $11.32728    $12.31131     2,050,090
    01/01/2013 to 12/31/2013.........  $12.31131    $13.24018     1,961,922
    01/01/2014 to 12/31/2014.........  $13.24018    $13.79108     1,717,539
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01866    $10.07285           229
    01/01/2012 to 12/31/2012.........  $10.07285    $10.62414        14,677
    01/01/2013 to 12/31/2013.........  $10.62414    $10.21994         9,794
    01/01/2014 to 12/31/2014.........  $10.21994    $10.67386        37,904
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.70740    $ 8.19609       646,698
    01/01/2010 to 12/31/2010.........  $ 8.19609    $ 9.60610       804,993
    01/01/2011 to 12/31/2011.........  $ 9.60610    $ 8.87180       574,380
    01/01/2012 to 12/31/2012.........  $ 8.87180    $ 9.86507       824,290
    01/01/2013 to 12/31/2013.........  $ 9.86507    $11.36842       921,191
    01/01/2014 to 12/31/2014.........  $11.36842    $12.22460       985,014
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.12722    $ 7.81555        32,499
    01/01/2010 to 12/31/2010.........  $ 7.81555    $ 8.85453        48,270
    01/01/2011 to 12/31/2011.........  $ 8.85453    $ 9.02103        30,829
    01/01/2012 to 12/31/2012.........  $ 9.02103    $10.55351        36,633
    01/01/2013 to 12/31/2013.........  $10.55351    $13.76244        47,908
    01/01/2014 to 12/31/2014.........  $13.76244    $15.88513        64,765
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99874    $ 8.90747             0
    01/01/2012 to 12/31/2012.........  $ 8.90747    $ 9.92541             0
    01/01/2013 to 12/31/2013.........  $ 9.92541    $11.96308             0
    01/01/2014 to 12/31/2014.........  $11.96308    $12.54626             0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.48617    $ 8.93400       536,030
    01/01/2010 to 12/31/2010.........  $ 8.93400    $ 9.84613       831,731
    01/01/2011 to 12/31/2011.........  $ 9.84613    $ 9.51998       730,250
    01/01/2012 to 12/31/2012.........  $ 9.51998    $10.33838       890,396
    01/01/2013 to 12/31/2013.........  $10.33838    $11.44699       809,381
    01/01/2014 to 12/31/2014.........  $11.44699    $11.85150       767,128

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.79435    $ 8.37330      370,215
    01/01/2010 to 12/31/2010.........  $ 8.37330    $ 9.42811      570,272
    01/01/2011 to 12/31/2011.........  $ 9.42811    $ 9.06262      409,360
    01/01/2012 to 12/31/2012.........  $ 9.06262    $10.34330      595,387
    01/01/2013 to 12/31/2013.........  $10.34330    $12.02494      702,432
    01/01/2014 to 12/31/2014.........  $12.02494    $12.48462      675,046
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.93733    $ 9.78770      406,471
    01/01/2010 to 12/31/2010.........  $ 9.78770    $10.77678      658,939
    01/01/2011 to 12/31/2011.........  $10.77678    $10.25384      567,859
    01/01/2012 to 12/31/2012.........  $10.25384    $11.22172      694,897
    01/01/2013 to 12/31/2013.........  $11.22172    $12.64168      713,094
    01/01/2014 to 12/31/2014.........  $12.64168    $12.82666      692,593
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.00647    $ 7.84248       57,873
    01/01/2010 to 12/31/2010.........  $ 7.84248    $10.23628       43,370
    01/01/2011 to 12/31/2011.........  $10.23628    $ 8.75847       77,555
    01/01/2012 to 12/31/2012.........  $ 8.75847    $10.35593      108,841
    01/01/2013 to 12/31/2013.........  $10.35593    $14.35979      101,834
    01/01/2014 to 12/31/2014.........  $14.35979    $14.83925      101,094
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.70796    $ 8.83559       27,085
    01/01/2010 to 12/31/2010.........  $ 8.83559    $11.86932       54,733
    01/01/2011 to 12/31/2011.........  $11.86932    $11.57388       49,803
    01/01/2012 to 12/31/2012.........  $11.57388    $12.78458       48,474
    01/01/2013 to 12/31/2013.........  $12.78458    $17.01765       55,170
    01/01/2014 to 12/31/2014.........  $17.01765    $17.39792       45,141
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.46967    $ 8.42432       63,865
    01/01/2010 to 12/31/2010.........  $ 8.42432    $10.45223       66,125
    01/01/2011 to 12/31/2011.........  $10.45223    $ 9.67773       66,105
    01/01/2012 to 12/31/2012.........  $ 9.67773    $11.26057       71,613
    01/01/2013 to 12/31/2013.........  $11.26057    $15.23609       69,375
    01/01/2014 to 12/31/2014.........  $15.23609    $15.79392       62,703

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.17622    $ 9.92935     1,629,869
    01/01/2010 to 12/31/2010.........  $ 9.92935    $10.90571     2,057,043
    01/01/2011 to 12/31/2011.........  $10.90571    $10.95260     1,802,519
    01/01/2012 to 12/31/2012.........  $10.95260    $12.24090     2,161,067
    01/01/2013 to 12/31/2013.........  $12.24090    $14.08325     2,221,053
    01/01/2014 to 12/31/2014.........  $14.08325    $14.68366     2,111,106
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.72417    $ 7.34030        79,459
    01/01/2010 to 12/31/2010.........  $ 7.34030    $ 8.18554       107,239
    01/01/2011 to 12/31/2011.........  $ 8.18554    $ 7.92860        83,027
    01/01/2012 to 12/31/2012.........  $ 7.92860    $ 9.15434       100,191
    01/01/2013 to 12/31/2013.........  $ 9.15434    $11.69068        85,930
    01/01/2014 to 12/31/2014.........  $11.69068    $12.37186        81,795
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.46143    $ 9.86862        92,324
    01/01/2010 to 12/31/2010.........  $ 9.86862    $11.25440       131,302
    01/01/2011 to 12/31/2011.........  $11.25440    $10.89495       102,940
    01/01/2012 to 12/31/2012.........  $10.89495    $12.61485       127,224
    01/01/2013 to 12/31/2013.........  $12.61485    $17.89146       112,259
    01/01/2014 to 12/31/2014.........  $17.89146    $19.08873        97,030
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.35538    $ 9.85783       220,418
    01/01/2010 to 12/31/2010.........  $ 9.85783    $11.69296       312,377
    01/01/2011 to 12/31/2011.........  $11.69296    $ 9.79692       228,194
    01/01/2012 to 12/31/2012.........  $ 9.79692    $ 9.99607       277,911
    01/01/2013 to 12/31/2013.........  $ 9.99607    $11.35752       251,646
    01/01/2014 to 12/31/2014.........  $11.35752    $10.24897       239,718
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.60843    $11.80367        41,934
    01/01/2010 to 12/31/2010.........  $11.80367    $12.29119        73,954
    01/01/2011 to 12/31/2011.........  $12.29119    $12.60300        85,891
    01/01/2012 to 12/31/2012.........  $12.60300    $13.05891       105,085
    01/01/2013 to 12/31/2013.........  $13.05891    $12.37691        72,726
    01/01/2014 to 12/31/2014.........  $12.37691    $12.25586        44,843

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.48836    $ 8.26091       194,411
    01/01/2010 to 12/31/2010.........  $ 8.26091    $ 9.32545       210,936
    01/01/2011 to 12/31/2011.........  $ 9.32545    $ 8.86601       185,422
    01/01/2012 to 12/31/2012.........  $ 8.86601    $ 9.69157       202,525
    01/01/2013 to 12/31/2013.........  $ 9.69157    $11.50036       205,354
    01/01/2014 to 12/31/2014.........  $11.50036    $11.94816       208,436
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.47485    $10.24119       133,103
    01/01/2010 to 12/31/2010.........  $10.24119    $10.87128       225,008
    01/01/2011 to 12/31/2011.........  $10.87128    $11.35046       181,115
    01/01/2012 to 12/31/2012.........  $11.35046    $12.05471       249,232
    01/01/2013 to 12/31/2013.........  $12.05471    $11.69345       234,750
    01/01/2014 to 12/31/2014.........  $11.69345    $12.34370       233,340
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $ 6.66160    $ 8.51531       709,795
    01/01/2010 to 12/31/2010.........  $ 8.51531    $ 9.24408     1,005,878
    01/01/2011 to 12/31/2011.........  $ 9.24408    $ 8.95108       725,217
    01/01/2012 to 09/21/2012.........  $ 8.95108    $10.03722             0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR
             HDLT5 ONLY OR HAV AND HD GRO OR HD GRO 60 BPS (1.75%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97003    $10.54251      296,477
    01/01/2007 to 12/31/2007.........  $10.54251    $11.31443      600,202
    01/01/2008 to 12/31/2008.........  $11.31443    $ 7.58029      690,422
    01/01/2009 to 12/31/2009.........  $ 7.58029    $ 9.26448      799,056
    01/01/2010 to 12/31/2010.........  $ 9.26448    $10.19462      806,904
    01/01/2011 to 12/31/2011.........  $10.19462    $ 9.75312      722,709
    01/01/2012 to 12/31/2012.........  $ 9.75312    $10.78971      726,773
    01/01/2013 to 12/31/2013.........  $10.78971    $11.66170      713,714
    01/01/2014 to 12/31/2014.........  $11.66170    $11.89871      681,328
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98875    $10.48624          986
    01/01/2007 to 12/31/2007.........  $10.48624    $11.28462       83,485
    01/01/2008 to 12/31/2008.........  $11.28462    $ 7.78498      220,600
    01/01/2009 to 12/31/2009.........  $ 7.78498    $ 9.65571      369,600
    01/01/2010 to 12/31/2010.........  $ 9.65571    $10.79033      438,441
    01/01/2011 to 12/31/2011.........  $10.79033    $10.61693      400,750
    01/01/2012 to 12/31/2012.........  $10.61693    $11.85825      422,294
    01/01/2013 to 12/31/2013.........  $11.85825    $13.58391      421,754
    01/01/2014 to 12/31/2014.........  $13.58391    $14.16565      399,877
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98438    $11.02064            0
    01/01/2007 to 12/31/2007.........  $11.02064    $10.81865          782
    01/01/2008 to 12/31/2008.........  $10.81865    $ 6.93814          781
    01/01/2009 to 12/31/2009.........  $ 6.93814    $ 8.03080        6,085
    01/01/2010 to 12/31/2010.........  $ 8.03080    $ 8.98555        6,133
    01/01/2011 to 12/31/2011.........  $ 8.98555    $ 9.14661        8,346
    01/01/2012 to 05/04/2012.........  $ 9.14661    $ 9.93586            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97944    $10.49898       17,026
    01/01/2007 to 12/31/2007.........  $10.49898    $11.25387       62,593
    01/01/2008 to 12/31/2008.........  $11.25387    $ 7.88566      294,740
    01/01/2009 to 12/31/2009.........  $ 7.88566    $ 9.55557      575,103
    01/01/2010 to 12/31/2010.........  $ 9.55557    $10.54773      604,407
    01/01/2011 to 12/31/2011.........  $10.54773    $10.24057      536,225
    01/01/2012 to 12/31/2012.........  $10.24057    $11.31975      569,835
    01/01/2013 to 12/31/2013.........  $11.31975    $13.08835      515,247
    01/01/2014 to 12/31/2014.........  $13.08835    $13.70209      492,444

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 9.16255           0
    01/01/2012 to 12/31/2012.........  $ 9.16255    $10.07596           0
    01/01/2013 to 12/31/2013.........  $10.07596    $10.97739           0
    01/01/2014 to 12/31/2014.........  $10.97739    $11.31669           0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $10.49507           0
    01/01/2014 to 12/31/2014.........  $10.49507    $10.68352           0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99905    $ 9.38572           0
    01/01/2010 to 12/31/2010.........  $ 9.38572    $10.19992           0
    01/01/2011 to 12/31/2011.........  $10.19992    $10.99092           0
    01/01/2012 to 12/31/2012.........  $10.99092    $11.25150           0
    01/01/2013 to 12/31/2013.........  $11.25150    $10.98198           0
    01/01/2014 to 12/31/2014.........  $10.98198    $10.84304           0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99858    $12.04396           0
    01/01/2009 to 12/31/2009.........  $12.04396    $11.12056           0
    01/01/2010 to 12/31/2010.........  $11.12056    $12.15179           0
    01/01/2011 to 12/31/2011.........  $12.15179    $13.56492           0
    01/01/2012 to 12/31/2012.........  $13.56492    $14.09333           0
    01/01/2013 to 12/31/2013.........  $14.09333    $13.41564           0
    01/01/2014 to 12/31/2014.........  $13.41564    $13.53594           0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99858    $12.11286           0
    01/01/2009 to 12/31/2009.........  $12.11286    $10.98780           0
    01/01/2010 to 12/31/2010.........  $10.98780    $12.02578           0
    01/01/2011 to 12/31/2011.........  $12.02578    $13.70693           0
    01/01/2012 to 12/31/2012.........  $13.70693    $14.26024           0
    01/01/2013 to 12/31/2013.........  $14.26024    $13.33784           0
    01/01/2014 to 12/31/2014.........  $13.33784    $13.66734           0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99905    $ 8.79604           0
    01/01/2010 to 12/31/2010.........  $ 8.79604    $ 9.66876       1,486
    01/01/2011 to 12/31/2011.........  $ 9.66876    $11.27734           0
    01/01/2012 to 12/31/2012.........  $11.27734    $11.78346           0
    01/01/2013 to 12/31/2013.........  $11.78346    $10.82629           0
    01/01/2014 to 12/31/2014.........  $10.82629    $11.29551           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99810    $11.01729        6,259
    01/01/2011 to 12/31/2011.........  $11.01729    $13.02623       23,762
    01/01/2012 to 12/31/2012.........  $13.02623    $13.67162       11,015
    01/01/2013 to 12/31/2013.........  $13.67162    $12.49582          229
    01/01/2014 to 12/31/2014.........  $12.49582    $13.22419          198
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99857    $12.03025       34,654
    01/01/2012 to 12/31/2012.........  $12.03025    $12.51433       33,539
    01/01/2013 to 12/31/2013.........  $12.51433    $11.10044            0
    01/01/2014 to 12/31/2014.........  $11.10044    $12.04074            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99810    $10.40740        3,259
    01/01/2013 to 12/31/2013.........  $10.40740    $ 9.18516       43,943
    01/01/2014 to 12/31/2014.........  $ 9.18516    $10.16623       18,561
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99905    $ 8.75667       59,163
    01/01/2014 to 12/31/2014.........  $ 8.75667    $ 9.86176       23,209
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99905    $11.31222       20,784
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14535    $10.29945            0
    01/01/2010 to 12/31/2010.........  $10.29945    $11.51148        1,007
    01/01/2011 to 12/31/2011.........  $11.51148    $10.64939          419
    01/01/2012 to 12/31/2012.........  $10.64939    $11.85108          760
    01/01/2013 to 12/31/2013.........  $11.85108    $15.30798          823
    01/01/2014 to 12/31/2014.........  $15.30798    $16.58906          533
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97974    $10.60086      109,873
    01/01/2007 to 12/31/2007.........  $10.60086    $11.43120      334,352
    01/01/2008 to 12/31/2008.........  $11.43120    $ 7.30917      337,787
    01/01/2009 to 12/31/2009.........  $ 7.30917    $ 9.00313      451,541
    01/01/2010 to 12/31/2010.........  $ 9.00313    $10.03170      499,833
    01/01/2011 to 12/31/2011.........  $10.03170    $ 9.62010      399,272
    01/01/2012 to 12/31/2012.........  $ 9.62010    $10.75186      412,909
    01/01/2013 to 12/31/2013.........  $10.75186    $12.96360      408,166
    01/01/2014 to 12/31/2014.........  $12.96360    $13.63181      400,277
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99857    $11.65594            0
    01/01/2014 to 12/31/2014.........  $11.65594    $13.01454          451

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88701    $12.11318           34
    01/01/2007 to 12/31/2007.........  $12.11318    $ 9.53033          203
    01/01/2008 to 12/31/2008.........  $ 9.53033    $ 6.08313          202
    01/01/2009 to 12/31/2009.........  $ 6.08313    $ 7.88735          165
    01/01/2010 to 12/31/2010.........  $ 7.88735    $ 9.97588          278
    01/01/2011 to 12/31/2011.........  $ 9.97588    $10.45070          470
    01/01/2012 to 12/31/2012.........  $10.45070    $11.84713        1,972
    01/01/2013 to 12/31/2013.........  $11.84713    $12.00823        2,024
    01/01/2014 to 12/31/2014.........  $12.00823    $15.45011        1,836
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98285    $10.45147           20
    01/01/2007 to 12/31/2007.........  $10.45147    $ 8.44578          940
    01/01/2008 to 07/18/2008.........  $ 8.44578    $ 7.73525            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $ 9.68473            0
    01/01/2014 to 12/31/2014.........  $ 9.68473    $10.00378            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.52216        8,973
    01/01/2007 to 12/31/2007.........  $10.52216    $11.22519       65,964
    01/01/2008 to 12/31/2008.........  $11.22519    $ 7.22737      179,253
    01/01/2009 to 12/31/2009.........  $ 7.22737    $ 8.79712      241,871
    01/01/2010 to 12/31/2010.........  $ 8.79712    $ 9.88773      247,345
    01/01/2011 to 12/31/2011.........  $ 9.88773    $ 9.57167      219,031
    01/01/2012 to 12/31/2012.........  $ 9.57167    $10.40722      208,997
    01/01/2013 to 12/31/2013.........  $10.40722    $11.73797      191,915
    01/01/2014 to 12/31/2014.........  $11.73797    $11.89971      177,210
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10358    $ 7.50322            0
    01/01/2009 to 12/31/2009.........  $ 7.50322    $ 8.93974        5,524
    01/01/2010 to 12/31/2010.........  $ 8.93974    $ 9.95667        5,317
    01/01/2011 to 12/31/2011.........  $ 9.95667    $ 9.54376        4,701
    01/01/2012 to 12/31/2012.........  $ 9.54376    $10.65837        5,146
    01/01/2013 to 12/31/2013.........  $10.65837    $12.48890        3,231
    01/01/2014 to 12/31/2014.........  $12.48890    $12.97613        3,153
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99858    $ 7.47065        7,730
    01/01/2009 to 11/13/2009.........  $ 7.47065    $ 8.35030            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99858    $10.74305      140,371
    01/01/2013 to 12/31/2013.........  $10.74305    $13.14209      146,918
    01/01/2014 to 12/31/2014.........  $13.14209    $13.32657      144,251
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $10.81138            0
    01/01/2014 to 12/31/2014.........  $10.81138    $10.89737        4,998
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17526    $ 6.11150            0
    01/01/2009 to 12/31/2009.........  $ 6.11150    $ 8.11460            0
    01/01/2010 to 12/31/2010.........  $ 8.11460    $ 9.58600            0
    01/01/2011 to 12/31/2011.........  $ 9.58600    $ 8.94656            0
    01/01/2012 to 12/31/2012.........  $ 8.94656    $11.14928            0
    01/01/2013 to 12/31/2013.........  $11.14928    $11.43388            0
    01/01/2014 to 12/31/2014.........  $11.43388    $12.80175            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93493    $10.24906           60
    01/01/2007 to 12/31/2007.........  $10.24906    $11.48125        5,896
    01/01/2008 to 12/31/2008.........  $11.48125    $ 6.73972        5,299
    01/01/2009 to 12/31/2009.........  $ 6.73972    $ 9.89579        6,378
    01/01/2010 to 12/31/2010.........  $ 9.89579    $10.72625        3,409
    01/01/2011 to 12/31/2011.........  $10.72625    $10.12478        2,741
    01/01/2012 to 12/31/2012.........  $10.12478    $11.91711        4,229
    01/01/2013 to 12/31/2013.........  $11.91711    $15.19533        4,857
    01/01/2014 to 02/07/2014.........  $15.19533    $14.94763            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96053    $11.03108            0
    01/01/2007 to 12/31/2007.........  $11.03108    $11.39626            0
    01/01/2008 to 12/31/2008.........  $11.39626    $ 6.64269        5,583
    01/01/2009 to 12/31/2009.........  $ 6.64269    $ 7.78118       12,477
    01/01/2010 to 12/31/2010.........  $ 7.78118    $ 8.63286       12,151
    01/01/2011 to 12/31/2011.........  $ 8.63286    $ 8.01634        6,868
    01/01/2012 to 12/31/2012.........  $ 8.01634    $ 9.42776        6,281
    01/01/2013 to 12/31/2013.........  $ 9.42776    $12.37349       21,286
    01/01/2014 to 12/31/2014.........  $12.37349    $13.75771       22,412
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95792    $ 9.86401           41
    01/01/2007 to 12/31/2007.........  $ 9.86401    $11.56909          545
    01/01/2008 to 12/31/2008.........  $11.56909    $ 6.73180        6,242
    01/01/2009 to 12/31/2009.........  $ 6.73180    $10.39351        4,065
    01/01/2010 to 12/31/2010.........  $10.39351    $12.24001        4,433
    01/01/2011 to 12/31/2011.........  $12.24001    $11.67165        3,430
    01/01/2012 to 12/31/2012.........  $11.67165    $13.72046        5,798
    01/01/2013 to 12/31/2013.........  $13.72046    $17.82536        5,597
    01/01/2014 to 12/31/2014.........  $17.82536    $19.53827        7,338

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08926    $ 7.61215       41,374
    01/01/2009 to 12/31/2009.........  $ 7.61215    $ 9.23061      100,308
    01/01/2010 to 12/31/2010.........  $ 9.23061    $10.12402      106,820
    01/01/2011 to 12/31/2011.........  $10.12402    $ 9.89972       99,903
    01/01/2012 to 12/31/2012.........  $ 9.89972    $10.71473      107,626
    01/01/2013 to 12/31/2013.........  $10.71473    $11.56473      108,322
    01/01/2014 to 12/31/2014.........  $11.56473    $11.82516      107,579
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03346    $ 7.63699            0
    01/01/2009 to 12/31/2009.........  $ 7.63699    $ 9.52067        1,582
    01/01/2010 to 12/31/2010.........  $ 9.52067    $11.86158        2,472
    01/01/2011 to 12/31/2011.........  $11.86158    $11.80975        2,405
    01/01/2012 to 12/31/2012.........  $11.80975    $13.42742        4,771
    01/01/2013 to 12/31/2013.........  $13.42742    $18.31854        4,532
    01/01/2014 to 12/31/2014.........  $18.31854    $19.29943        6,520
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94927    $11.01318           57
    01/01/2007 to 12/31/2007.........  $11.01318    $10.95037          339
    01/01/2008 to 12/31/2008.........  $10.95037    $ 6.74756        6,172
    01/01/2009 to 12/31/2009.........  $ 6.74756    $ 7.84238        1,223
    01/01/2010 to 12/31/2010.........  $ 7.84238    $ 8.66644          330
    01/01/2011 to 12/31/2011.........  $ 8.66644    $ 8.47561          539
    01/01/2012 to 12/31/2012.........  $ 8.47561    $ 9.44585        2,305
    01/01/2013 to 12/31/2013.........  $ 9.44585    $12.49812          970
    01/01/2014 to 12/31/2014.........  $12.49812    $12.47455          532
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.56250            0
    01/01/2007 to 12/31/2007.........  $10.56250    $10.63742            0
    01/01/2008 to 12/31/2008.........  $10.63742    $ 7.78400          709
    01/01/2009 to 12/31/2009.........  $ 7.78400    $10.37011        7,853
    01/01/2010 to 12/31/2010.........  $10.37011    $11.56763        6,755
    01/01/2011 to 12/31/2011.........  $11.56763    $11.72970        5,559
    01/01/2012 to 12/31/2012.........  $11.72970    $13.12705        5,498
    01/01/2013 to 12/31/2013.........  $13.12705    $13.82773        5,372
    01/01/2014 to 12/31/2014.........  $13.82773    $13.93758        5,179
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99209    $10.60171           20
    01/01/2007 to 12/31/2007.........  $10.60171    $12.40345          938
    01/01/2008 to 12/31/2008.........  $12.40345    $ 6.06655          937
    01/01/2009 to 12/31/2009.........  $ 6.06655    $ 8.06631          926
    01/01/2010 to 12/31/2010.........  $ 8.06631    $ 9.07693          924
    01/01/2011 to 12/31/2011.........  $ 9.07693    $ 7.76802          923
    01/01/2012 to 12/31/2012.........  $ 7.76802    $ 9.18910        1,551
    01/01/2013 to 12/31/2013.........  $ 9.18910    $10.75208        5,965
    01/01/2014 to 12/31/2014.........  $10.75208    $ 9.98329        6,634

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01024    $10.86454           20
    01/01/2007 to 12/31/2007.........  $10.86454    $12.57772          206
    01/01/2008 to 12/31/2008.........  $12.57772    $ 6.92187          543
    01/01/2009 to 12/31/2009.........  $ 6.92187    $ 8.87760          525
    01/01/2010 to 12/31/2010.........  $ 8.87760    $ 9.69193          170
    01/01/2011 to 12/31/2011.........  $ 9.69193    $ 8.33006          169
    01/01/2012 to 12/31/2012.........  $ 8.33006    $ 9.55185          176
    01/01/2013 to 12/31/2013.........  $ 9.55185    $11.21503          103
    01/01/2014 to 12/31/2014.........  $11.21503    $10.28322          114
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99858    $10.72532      305,593
    01/01/2009 to 12/31/2009.........  $10.72532    $11.73237      118,263
    01/01/2010 to 12/31/2010.........  $11.73237    $12.77720       87,294
    01/01/2011 to 12/31/2011.........  $12.77720    $14.12060      371,651
    01/01/2012 to 12/31/2012.........  $14.12060    $15.18209      158,120
    01/01/2013 to 12/31/2013.........  $15.18209    $14.44607       38,786
    01/01/2014 to 12/31/2014.........  $14.44607    $15.15307       45,461
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11177    $ 7.13625        2,904
    01/01/2009 to 12/31/2009.........  $ 7.13625    $ 8.88380        3,054
    01/01/2010 to 12/31/2010.........  $ 8.88380    $ 9.93736        3,349
    01/01/2011 to 12/31/2011.........  $ 9.93736    $ 9.71107        2,618
    01/01/2012 to 12/31/2012.........  $ 9.71107    $10.84004       14,105
    01/01/2013 to 12/31/2013.........  $10.84004    $12.38828       19,651
    01/01/2014 to 12/31/2014.........  $12.38828    $12.95014        5,933
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.57842            0
    01/01/2007 to 12/31/2007.........  $10.57842    $11.37690        4,216
    01/01/2008 to 12/31/2008.........  $11.37690    $ 6.55421        4,608
    01/01/2009 to 12/31/2009.........  $ 6.55421    $ 8.75281       12,553
    01/01/2010 to 12/31/2010.........  $ 8.75281    $ 9.21909        8,811
    01/01/2011 to 12/31/2011.........  $ 9.21909    $ 8.23160        6,958
    01/01/2012 to 12/31/2012.........  $ 8.23160    $ 9.86225        8,978
    01/01/2013 to 12/31/2013.........  $ 9.86225    $11.18153        9,177
    01/01/2014 to 12/31/2014.........  $11.18153    $10.28971        8,234
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96723    $10.53489            0
    01/01/2007 to 12/31/2007.........  $10.53489    $10.55381       29,314
    01/01/2008 to 12/31/2008.........  $10.55381    $ 8.54506      224,911
    01/01/2009 to 12/31/2009.........  $ 8.54506    $10.24727      340,120
    01/01/2010 to 12/31/2010.........  $10.24727    $10.80817      395,985
    01/01/2011 to 12/31/2011.........  $10.80817    $10.64726      356,253
    01/01/2012 to 12/31/2012.........  $10.64726    $11.58557      399,903
    01/01/2013 to 12/31/2013.........  $11.58557    $12.64248      355,177
    01/01/2014 to 12/31/2014.........  $12.64248    $13.10208      345,687

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08396    $10.28967            0
    01/01/2010 to 12/31/2010.........  $10.28967    $11.25705            0
    01/01/2011 to 12/31/2011.........  $11.25705    $11.13692            0
    01/01/2012 to 12/31/2012.........  $11.13692    $12.60745            0
    01/01/2013 to 12/31/2013.........  $12.60745    $16.91249            0
    01/01/2014 to 12/31/2014.........  $16.91249    $18.20134            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95990    $11.00919            0
    01/01/2007 to 12/31/2007.........  $11.00919    $10.49565          182
    01/01/2008 to 12/31/2008.........  $10.49565    $ 6.03521        4,914
    01/01/2009 to 12/31/2009.........  $ 6.03521    $ 7.08407        4,584
    01/01/2010 to 12/31/2010.........  $ 7.08407    $ 7.87845        4,425
    01/01/2011 to 12/31/2011.........  $ 7.87845    $ 7.41911            0
    01/01/2012 to 12/31/2012.........  $ 7.41911    $ 8.52255            0
    01/01/2013 to 12/31/2013.........  $ 8.52255    $11.71491          899
    01/01/2014 to 12/31/2014.........  $11.71491    $13.09615        1,121
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94804    $10.21374            0
    01/01/2007 to 12/31/2007.........  $10.21374    $11.53918            0
    01/01/2008 to 12/31/2008.........  $11.53918    $ 6.38917        6,023
    01/01/2009 to 12/31/2009.........  $ 6.38917    $ 8.14798        5,625
    01/01/2010 to 12/31/2010.........  $ 8.14798    $ 9.58964        5,074
    01/01/2011 to 12/31/2011.........  $ 9.58964    $ 9.33879        4,654
    01/01/2012 to 12/31/2012.........  $ 9.33879    $10.30371        5,667
    01/01/2013 to 12/31/2013.........  $10.30371    $13.83409        3,842
    01/01/2014 to 12/31/2014.........  $13.83409    $15.03587       10,381
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.47669            0
    01/01/2007 to 12/31/2007.........  $10.47669    $10.92227            0
    01/01/2008 to 12/31/2008.........  $10.92227    $ 8.23823            0
    01/01/2009 to 12/31/2009.........  $ 8.23823    $10.89824        4,049
    01/01/2010 to 12/31/2010.........  $10.89824    $12.14768        3,777
    01/01/2011 to 12/31/2011.........  $12.14768    $13.15337        3,454
    01/01/2012 to 12/31/2012.........  $13.15337    $13.69343        3,430
    01/01/2013 to 12/31/2013.........  $13.69343    $13.18866        6,992
    01/01/2014 to 12/31/2014.........  $13.18866    $13.78995        6,912

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96011    $11.10079            0
    01/01/2007 to 12/31/2007.........  $11.10079    $11.93449            0
    01/01/2008 to 12/31/2008.........  $11.93449    $ 7.74226            0
    01/01/2009 to 12/31/2009.........  $ 7.74226    $10.00657        1,464
    01/01/2010 to 12/31/2010.........  $10.00657    $11.01926        2,575
    01/01/2011 to 12/31/2011.........  $11.01926    $10.49074        1,566
    01/01/2012 to 12/31/2012.........  $10.49074    $12.68948        2,928
    01/01/2013 to 12/31/2013.........  $12.68948    $15.91756        6,288
    01/01/2014 to 12/31/2014.........  $15.91756    $16.21177        6,694
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93168    $10.38005            0
    01/01/2007 to 12/31/2007.........  $10.38005    $11.74189            0
    01/01/2008 to 12/31/2008.........  $11.74189    $ 7.35047            0
    01/01/2009 to 12/31/2009.........  $ 7.35047    $ 8.97986        3,172
    01/01/2010 to 12/31/2010.........  $ 8.97986    $ 9.95374        5,925
    01/01/2011 to 12/31/2011.........  $ 9.95374    $ 9.72471        4,461
    01/01/2012 to 12/31/2012.........  $ 9.72471    $11.19006        5,736
    01/01/2013 to 12/31/2013.........  $11.19006    $15.03451        7,368
    01/01/2014 to 12/31/2014.........  $15.03451    $16.06290        6,558
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99858    $10.19406            0
    01/01/2013 to 12/31/2013.........  $10.19406    $13.47564            0
    01/01/2014 to 12/31/2014.........  $13.47564    $14.59708            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92901    $10.39990            0
    01/01/2007 to 12/31/2007.........  $10.39990    $10.50138            0
    01/01/2008 to 12/31/2008.........  $10.50138    $ 6.38584            0
    01/01/2009 to 12/31/2009.........  $ 6.38584    $ 8.71638          415
    01/01/2010 to 12/31/2010.........  $ 8.71638    $10.58897            0
    01/01/2011 to 12/31/2011.........  $10.58897    $10.04800          203
    01/01/2012 to 12/31/2012.........  $10.04800    $11.69310        1,788
    01/01/2013 to 12/31/2013.........  $11.69310    $15.21723        1,433
    01/01/2014 to 12/31/2014.........  $15.21723    $17.19427        2,000
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99975    $10.20465            0
    01/01/2007 to 12/31/2007.........  $10.20465    $10.51994          195
    01/01/2008 to 12/31/2008.........  $10.51994    $10.59840       13,341
    01/01/2009 to 12/31/2009.........  $10.59840    $10.44180       23,672
    01/01/2010 to 12/31/2010.........  $10.44180    $10.26477       24,268
    01/01/2011 to 12/31/2011.........  $10.26477    $10.09057       27,101
    01/01/2012 to 12/31/2012.........  $10.09057    $ 9.91778       25,244
    01/01/2013 to 12/31/2013.........  $ 9.91778    $ 9.74711       32,696
    01/01/2014 to 12/31/2014.........  $ 9.74711    $ 9.57930       30,007

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03571    $10.15678           40
    01/01/2007 to 12/31/2007.........  $10.15678    $10.29756        2,221
    01/01/2008 to 12/31/2008.........  $10.29756    $ 5.84357        2,692
    01/01/2009 to 12/31/2009.........  $ 5.84357    $ 8.07728        5,882
    01/01/2010 to 12/31/2010.........  $ 8.07728    $ 9.79886        5,031
    01/01/2011 to 12/31/2011.........  $ 9.79886    $ 9.39128        3,529
    01/01/2012 to 12/31/2012.........  $ 9.39128    $10.81040        5,606
    01/01/2013 to 12/31/2013.........  $10.81040    $15.08767        8,181
    01/01/2014 to 12/31/2014.........  $15.08767    $16.94131        7,634
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02848    $10.06951            0
    01/01/2012 to 12/31/2012.........  $10.06951    $10.37829            0
    01/01/2013 to 12/31/2013.........  $10.37829    $ 9.91079            0
    01/01/2014 to 12/31/2014.........  $ 9.91079    $10.24201            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96496    $10.19976            0
    01/01/2007 to 12/31/2007.........  $10.19976    $12.24905        1,265
    01/01/2008 to 12/31/2008.........  $12.24905    $ 6.83966        1,261
    01/01/2009 to 12/31/2009.........  $ 6.83966    $ 8.72450        2,766
    01/01/2010 to 12/31/2010.........  $ 8.72450    $11.03351        3,202
    01/01/2011 to 12/31/2011.........  $11.03351    $11.02690        2,955
    01/01/2012 to 12/31/2012.........  $11.02690    $12.17892        3,440
    01/01/2013 to 12/31/2013.........  $12.17892    $15.87285        2,597
    01/01/2014 to 12/31/2014.........  $15.87285    $16.83844        2,425
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98799    $ 9.44486           22
    01/01/2007 to 12/31/2007.........  $ 9.44486    $11.01865          131
    01/01/2008 to 12/31/2008.........  $11.01865    $ 6.22235          209
    01/01/2009 to 12/31/2009.........  $ 6.22235    $ 7.49518        2,076
    01/01/2010 to 12/31/2010.........  $ 7.49518    $ 8.85927        2,872
    01/01/2011 to 04/29/2011.........  $ 8.85927    $ 9.93478            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99858    $10.31874        8,557
    01/01/2013 to 12/31/2013.........  $10.31874    $12.05951        7,947
    01/01/2014 to 12/31/2014.........  $12.05951    $12.46114        7,536
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10132    $ 5.57216            0
    01/01/2009 to 12/31/2009.........  $ 5.57216    $ 9.11891        5,826
    01/01/2010 to 12/31/2010.........  $ 9.11891    $10.95795        8,612
    01/01/2011 to 12/31/2011.........  $10.95795    $ 8.58654        7,077
    01/01/2012 to 12/31/2012.........  $ 8.58654    $ 9.95162       10,682
    01/01/2013 to 12/31/2013.........  $ 9.95162    $ 9.80229       12,255
    01/01/2014 to 12/31/2014.........  $ 9.80229    $ 9.18246       11,656

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98017    $10.16612            0
    01/01/2007 to 12/31/2007.........  $10.16612    $10.66960            0
    01/01/2008 to 12/31/2008.........  $10.66960    $10.60295          148
    01/01/2009 to 12/31/2009.........  $10.60295    $11.48658        1,620
    01/01/2010 to 12/31/2010.........  $11.48658    $11.72926        6,589
    01/01/2011 to 12/31/2011.........  $11.72926    $11.78694       24,934
    01/01/2012 to 12/31/2012.........  $11.78694    $12.12782       26,303
    01/01/2013 to 12/31/2013.........  $12.12782    $11.66008       25,797
    01/01/2014 to 12/31/2014.........  $11.66008    $11.44852       22,559
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97123    $10.29870           40
    01/01/2007 to 12/31/2007.........  $10.29870    $10.96160        6,009
    01/01/2008 to 12/31/2008.........  $10.96160    $10.52960       30,426
    01/01/2009 to 12/31/2009.........  $10.52960    $12.05880       65,080
    01/01/2010 to 12/31/2010.........  $12.05880    $12.76610       63,030
    01/01/2011 to 12/31/2011.........  $12.76610    $12.94556       49,106
    01/01/2012 to 12/31/2012.........  $12.94556    $13.90862       51,251
    01/01/2013 to 12/31/2013.........  $13.90862    $13.41826       55,498
    01/01/2014 to 12/31/2014.........  $13.41826    $13.74548       50,844
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97916    $10.41199        6,955
    01/01/2007 to 12/31/2007.........  $10.41199    $11.12416       51,293
    01/01/2008 to 12/31/2008.........  $11.12416    $ 8.80243      165,915
    01/01/2009 to 12/31/2009.........  $ 8.80243    $10.38444      312,015
    01/01/2010 to 12/31/2010.........  $10.38444    $11.28481      302,437
    01/01/2011 to 12/31/2011.........  $11.28481    $11.20146      269,971
    01/01/2012 to 12/31/2012.........  $11.20146    $12.15069      310,299
    01/01/2013 to 12/31/2013.........  $12.15069    $13.04183      302,498
    01/01/2014 to 12/31/2014.........  $13.04183    $13.55778      212,876
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01849    $10.06939            0
    01/01/2012 to 12/31/2012.........  $10.06939    $10.59962            0
    01/01/2013 to 12/31/2013.........  $10.59962    $10.17640            0
    01/01/2014 to 12/31/2014.........  $10.17640    $10.60757            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.30127            0
    01/01/2007 to 12/31/2007.........  $10.30127    $11.27901       53,457
    01/01/2008 to 12/31/2008.........  $11.27901    $ 6.57207      168,928
    01/01/2009 to 12/31/2009.........  $ 6.57207    $ 8.13678      256,354
    01/01/2010 to 12/31/2010.........  $ 8.13678    $ 9.51787      292,307
    01/01/2011 to 12/31/2011.........  $ 9.51787    $ 8.77313      236,537
    01/01/2012 to 12/31/2012.........  $ 8.77313    $ 9.73603      256,448
    01/01/2013 to 12/31/2013.........  $ 9.73603    $11.19768      265,513
    01/01/2014 to 12/31/2014.........  $11.19768    $12.01729      255,450

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95080    $10.72630            0
    01/01/2007 to 12/31/2007.........  $10.72630    $10.76050            0
    01/01/2008 to 12/31/2008.........  $10.76050    $ 6.48081          616
    01/01/2009 to 12/31/2009.........  $ 6.48081    $ 7.75928        1,147
    01/01/2010 to 12/31/2010.........  $ 7.75928    $ 8.77355        1,278
    01/01/2011 to 12/31/2011.........  $ 8.77355    $ 8.92102          787
    01/01/2012 to 12/31/2012.........  $ 8.92102    $10.41605        2,044
    01/01/2013 to 12/31/2013.........  $10.41605    $13.55651        5,189
    01/01/2014 to 12/31/2014.........  $13.55651    $15.61679        4,974
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 8.89568            0
    01/01/2012 to 12/31/2012.........  $ 8.89568    $ 9.89278            0
    01/01/2013 to 12/31/2013.........  $ 9.89278    $11.90029            0
    01/01/2014 to 12/31/2014.........  $11.90029    $12.45586            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08108    $ 7.34315       10,314
    01/01/2009 to 12/31/2009.........  $ 7.34315    $ 8.90471       48,728
    01/01/2010 to 12/31/2010.........  $ 8.90471    $ 9.79462       48,886
    01/01/2011 to 12/31/2011.........  $ 9.79462    $ 9.45152       42,529
    01/01/2012 to 12/31/2012.........  $ 9.45152    $10.24388       19,962
    01/01/2013 to 12/31/2013.........  $10.24388    $11.32005       17,848
    01/01/2014 to 12/31/2014.........  $11.32005    $11.69718       19,342
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09925    $ 6.69446       50,953
    01/01/2009 to 12/31/2009.........  $ 6.69446    $ 8.34595       77,171
    01/01/2010 to 12/31/2010.........  $ 8.34595    $ 9.37899       79,316
    01/01/2011 to 12/31/2011.........  $ 9.37899    $ 8.99772       53,447
    01/01/2012 to 12/31/2012.........  $ 8.99772    $10.24908       65,064
    01/01/2013 to 12/31/2013.........  $10.24908    $11.89196       80,677
    01/01/2014 to 12/31/2014.........  $11.89196    $12.32226       76,057
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98433    $10.56714            0
    01/01/2007 to 12/31/2007.........  $10.56714    $11.31065          150
    01/01/2008 to 12/31/2008.........  $11.31065    $ 7.75997       28,016
    01/01/2009 to 12/31/2009.........  $ 7.75997    $ 9.71715       42,143
    01/01/2010 to 12/31/2010.........  $ 9.71715    $10.67818       43,829
    01/01/2011 to 12/31/2011.........  $10.67818    $10.13994       35,786
    01/01/2012 to 12/31/2012.........  $10.13994    $11.07516       36,894
    01/01/2013 to 12/31/2013.........  $11.07516    $12.45205       37,273
    01/01/2014 to 12/31/2014.........  $12.45205    $12.60941       36,441

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $ 9.94478            0
    01/01/2007 to 12/31/2007.........  $ 9.94478    $10.86864          369
    01/01/2008 to 12/31/2008.........  $10.86864    $ 5.97180          367
    01/01/2009 to 12/31/2009.........  $ 5.97180    $ 7.78612          832
    01/01/2010 to 12/31/2010.........  $ 7.78612    $10.14271          360
    01/01/2011 to 12/31/2011.........  $10.14271    $ 8.66144        1,496
    01/01/2012 to 12/31/2012.........  $ 8.66144    $10.22095        3,729
    01/01/2013 to 12/31/2013.........  $10.22095    $14.14486        3,384
    01/01/2014 to 12/31/2014.........  $14.14486    $14.58836        3,543
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90506    $ 9.90872            0
    01/01/2007 to 12/31/2007.........  $ 9.90872    $10.43378            0
    01/01/2008 to 12/31/2008.........  $10.43378    $ 6.66531            0
    01/01/2009 to 12/31/2009.........  $ 6.66531    $ 8.77180          100
    01/01/2010 to 12/31/2010.........  $ 8.77180    $11.76047           80
    01/01/2011 to 12/31/2011.........  $11.76047    $11.44523          256
    01/01/2012 to 12/31/2012.........  $11.44523    $12.61772        1,289
    01/01/2013 to 12/31/2013.........  $12.61772    $16.76255        1,051
    01/01/2014 to 12/31/2014.........  $16.76255    $17.10340        1,600
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99240    $10.45801            0
    01/01/2007 to 12/31/2007.........  $10.45801    $ 9.70078        1,910
    01/01/2008 to 12/31/2008.........  $ 9.70078    $ 6.70059        2,949
    01/01/2009 to 12/31/2009.........  $ 6.70059    $ 8.36348        3,405
    01/01/2010 to 12/31/2010.........  $ 8.36348    $10.35634        1,232
    01/01/2011 to 12/31/2011.........  $10.35634    $ 9.57011        1,072
    01/01/2012 to 12/31/2012.........  $ 9.57011    $11.11346        2,176
    01/01/2013 to 12/31/2013.........  $11.11346    $15.00753        1,836
    01/01/2014 to 12/31/2014.........  $15.00753    $15.52649        2,089
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96810    $10.62508        3,766
    01/01/2007 to 12/31/2007.........  $10.62508    $11.10168      116,538
    01/01/2008 to 12/31/2008.........  $11.10168    $ 8.07989      169,999
    01/01/2009 to 12/31/2009.........  $ 8.07989    $ 9.85774      381,971
    01/01/2010 to 12/31/2010.........  $ 9.85774    $10.80580      453,599
    01/01/2011 to 12/31/2011.........  $10.80580    $10.83087      454,470
    01/01/2012 to 12/31/2012.........  $10.83087    $12.08098      475,737
    01/01/2013 to 12/31/2013.........  $12.08098    $13.87192      473,678
    01/01/2014 to 12/31/2014.........  $13.87192    $14.43485      323,407

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95042    $11.06626           0
    01/01/2007 to 12/31/2007.........  $11.06626    $10.48707       4,714
    01/01/2008 to 12/31/2008.........  $10.48707    $ 5.98961       4,814
    01/01/2009 to 12/31/2009.........  $ 5.98961    $ 7.28736       6,506
    01/01/2010 to 12/31/2010.........  $ 7.28736    $ 8.11059       3,203
    01/01/2011 to 12/31/2011.........  $ 8.11059    $ 7.84060       2,363
    01/01/2012 to 12/31/2012.........  $ 7.84060    $ 9.03488       5,203
    01/01/2013 to 12/31/2013.........  $ 9.03488    $11.51542       4,862
    01/01/2014 to 12/31/2014.........  $11.51542    $12.16249       4,690
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94009    $10.46223           0
    01/01/2007 to 12/31/2007.........  $10.46223    $11.12804         821
    01/01/2008 to 12/31/2008.........  $11.12804    $ 6.49978         821
    01/01/2009 to 12/31/2009.........  $ 6.49978    $ 9.79749       2,681
    01/01/2010 to 12/31/2010.........  $ 9.79749    $11.15143       2,027
    01/01/2011 to 12/31/2011.........  $11.15143    $10.77407       2,506
    01/01/2012 to 12/31/2012.........  $10.77407    $12.45032       2,870
    01/01/2013 to 12/31/2013.........  $12.45032    $17.62352       3,271
    01/01/2014 to 12/31/2014.........  $17.62352    $18.76579       5,759
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14742    $ 9.82387           0
    01/01/2007 to 12/31/2007.........  $ 9.82387    $13.56505         892
    01/01/2008 to 12/31/2008.........  $13.56505    $ 6.66754       1,029
    01/01/2009 to 12/31/2009.........  $ 6.66754    $ 9.78660       6,126
    01/01/2010 to 12/31/2010.........  $ 9.78660    $11.58555       6,341
    01/01/2011 to 12/31/2011.........  $11.58555    $ 9.68778       5,820
    01/01/2012 to 12/31/2012.........  $ 9.68778    $ 9.86519       6,642
    01/01/2013 to 12/31/2013.........  $ 9.86519    $11.18669       4,507
    01/01/2014 to 12/31/2014.........  $11.18669    $10.07509       4,750
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98957    $10.29346          40
    01/01/2007 to 12/31/2007.........  $10.29346    $11.09132         344
    01/01/2008 to 12/31/2008.........  $11.09132    $10.63511       1,001
    01/01/2009 to 12/31/2009.........  $10.63511    $11.71854         755
    01/01/2010 to 12/31/2010.........  $11.71854    $12.17856       1,010
    01/01/2011 to 12/31/2011.........  $12.17856    $12.46302       1,898
    01/01/2012 to 12/31/2012.........  $12.46302    $12.88847       1,850
    01/01/2013 to 12/31/2013.........  $12.88847    $12.19127          42
    01/01/2014 to 12/31/2014.........  $12.19127    $12.04827           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97067    $10.64737          986
    01/01/2007 to 12/31/2007.........  $10.64737    $11.46345       13,784
    01/01/2008 to 12/31/2008.........  $11.46345    $ 6.49753       13,782
    01/01/2009 to 12/31/2009.........  $ 6.49753    $ 8.20138       22,545
    01/01/2010 to 12/31/2010.........  $ 8.20138    $ 9.24013       22,005
    01/01/2011 to 12/31/2011.........  $ 9.24013    $ 8.76758       31,225
    01/01/2012 to 12/31/2012.........  $ 8.76758    $ 9.56505       29,836
    01/01/2013 to 12/31/2013.........  $ 9.56505    $11.32796       28,116
    01/01/2014 to 12/31/2014.........  $11.32796    $11.74589       22,277
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99857    $ 9.97857            0
    01/01/2008 to 12/31/2008.........  $ 9.97857    $ 9.29580        1,988
    01/01/2009 to 12/31/2009.........  $ 9.29580    $10.19841        6,374
    01/01/2010 to 12/31/2010.........  $10.19841    $10.80459        5,721
    01/01/2011 to 12/31/2011.........  $10.80459    $11.25875        4,444
    01/01/2012 to 12/31/2012.........  $11.25875    $11.93381        9,199
    01/01/2013 to 12/31/2013.........  $11.93381    $11.55346       13,466
    01/01/2014 to 12/31/2014.........  $11.55346    $12.17197       18,213
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07809    $ 6.63967       50,618
    01/01/2009 to 12/31/2009.........  $ 6.63967    $ 8.48729      188,039
    01/01/2010 to 12/31/2010.........  $ 8.48729    $ 9.19556      216,286
    01/01/2011 to 12/31/2011.........  $ 9.19556    $ 8.88658      156,948
    01/01/2012 to 09/21/2012.........  $ 8.88658    $ 9.95078            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.90%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39927    $10.98569       50,621
    01/01/2007 to 12/31/2007.........  $10.98569    $11.77245       52,178
    01/01/2008 to 12/31/2008.........  $11.77245    $ 7.87551       81,366
    01/01/2009 to 12/31/2009.........  $ 7.87551    $ 9.61124      459,255
    01/01/2010 to 12/31/2010.........  $ 9.61124    $10.56057      547,140
    01/01/2011 to 12/31/2011.........  $10.56057    $10.08836      450,724
    01/01/2012 to 12/31/2012.........  $10.08836    $11.14410      513,039
    01/01/2013 to 12/31/2013.........  $11.14410    $12.02719      499,169
    01/01/2014 to 12/31/2014.........  $12.02719    $12.25357      474,577
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14643    $10.64132        5,352
    01/01/2007 to 12/31/2007.........  $10.64132    $11.43460        5,703
    01/01/2008 to 12/31/2008.........  $11.43460    $ 7.87680       34,545
    01/01/2009 to 12/31/2009.........  $ 7.87680    $ 9.75519      131,788
    01/01/2010 to 12/31/2010.........  $ 9.75519    $10.88553      135,608
    01/01/2011 to 12/31/2011.........  $10.88553    $10.69481      114,020
    01/01/2012 to 12/31/2012.........  $10.69481    $11.92762      134,628
    01/01/2013 to 12/31/2013.........  $11.92762    $13.64323      127,009
    01/01/2014 to 12/31/2014.........  $13.64323    $14.20668      132,813
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.72581    $11.82754            0
    01/01/2007 to 12/31/2007.........  $11.82754    $11.59346            0
    01/01/2008 to 12/31/2008.........  $11.59346    $ 7.42411            0
    01/01/2009 to 12/31/2009.........  $ 7.42411    $ 8.58067       27,509
    01/01/2010 to 12/31/2010.........  $ 8.58067    $ 9.58667       30,823
    01/01/2011 to 12/31/2011.........  $ 9.58667    $ 9.74413       29,907
    01/01/2012 to 05/04/2012.........  $ 9.74413    $10.57964            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.34964    $10.87782       25,499
    01/01/2007 to 12/31/2007.........  $10.87782    $11.64277       24,633
    01/01/2008 to 12/31/2008.........  $11.64277    $ 8.14626       34,831
    01/01/2009 to 12/31/2009.........  $ 8.14626    $ 9.85682      514,826
    01/01/2010 to 12/31/2010.........  $ 9.85682    $10.86424      623,828
    01/01/2011 to 12/31/2011.........  $10.86424    $10.53238      513,328
    01/01/2012 to 12/31/2012.........  $10.53238    $11.62514      568,077
    01/01/2013 to 12/31/2013.........  $11.62514    $13.42168      444,967
    01/01/2014 to 12/31/2014.........  $13.42168    $14.03040      455,228

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99793    $ 9.15301            0
    01/01/2012 to 12/31/2012.........  $ 9.15301    $10.05053            0
    01/01/2013 to 12/31/2013.........  $10.05053    $10.93367            0
    01/01/2014 to 12/31/2014.........  $10.93367    $11.25504        4,310
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $10.48449            0
    01/01/2014 to 12/31/2014.........  $10.48449    $10.65715            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 9.37189            0
    01/01/2010 to 12/31/2010.........  $ 9.37189    $10.16992            0
    01/01/2011 to 12/31/2011.........  $10.16992    $10.94263            0
    01/01/2012 to 12/31/2012.........  $10.94263    $11.18539            0
    01/01/2013 to 12/31/2013.........  $11.18539    $10.90130            0
    01/01/2014 to 12/31/2014.........  $10.90130    $10.74753            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.02740        2,716
    01/01/2009 to 12/31/2009.........  $12.02740    $11.08899       13,607
    01/01/2010 to 12/31/2010.........  $11.08899    $12.09943            0
    01/01/2011 to 12/31/2011.........  $12.09943    $13.48663            0
    01/01/2012 to 12/31/2012.........  $13.48663    $13.99125            0
    01/01/2013 to 12/31/2013.........  $13.99125    $13.29882            0
    01/01/2014 to 12/31/2014.........  $13.29882    $13.39820            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.09626        2,440
    01/01/2009 to 12/31/2009.........  $12.09626    $10.95660        9,277
    01/01/2010 to 12/31/2010.........  $10.95660    $11.97397        2,796
    01/01/2011 to 12/31/2011.........  $11.97397    $13.62798            0
    01/01/2012 to 12/31/2012.........  $13.62798    $14.15708            0
    01/01/2013 to 12/31/2013.........  $14.15708    $13.22184            0
    01/01/2014 to 12/31/2014.........  $13.22184    $13.52858            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 8.78306            0
    01/01/2010 to 12/31/2010.........  $ 8.78306    $ 9.64023      124,160
    01/01/2011 to 12/31/2011.........  $ 9.64023    $11.22759       31,645
    01/01/2012 to 12/31/2012.........  $11.22759    $11.71417            0
    01/01/2013 to 12/31/2013.........  $11.71417    $10.74672            0
    01/01/2014 to 12/31/2014.........  $10.74672    $11.19591            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99794    $11.00110      119,889
    01/01/2011 to 12/31/2011.........  $11.00110    $12.98795       42,207
    01/01/2012 to 12/31/2012.........  $12.98795    $13.61130       17,563
    01/01/2013 to 12/31/2013.........  $13.61130    $12.42241            0
    01/01/2014 to 12/31/2014.........  $12.42241    $13.12714            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99845    $12.01256      129,732
    01/01/2012 to 12/31/2012.........  $12.01256    $12.47759       78,339
    01/01/2013 to 12/31/2013.........  $12.47759    $11.05160            0
    01/01/2014 to 12/31/2014.........  $11.05160    $11.97007            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99794    $10.39215      121,338
    01/01/2013 to 12/31/2013.........  $10.39215    $ 9.15827      164,475
    01/01/2014 to 12/31/2014.........  $ 9.15827    $10.12164       38,753
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99897    $ 8.74369      275,406
    01/01/2014 to 12/31/2014.........  $ 8.74369    $ 9.83272      169,571
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99897    $11.29546       53,392

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14522    $10.29744            0
    01/01/2010 to 12/31/2010.........  $10.29744    $11.49224        5,530
    01/01/2011 to 12/31/2011.........  $11.49224    $10.61596        2,477
    01/01/2012 to 12/31/2012.........  $10.61596    $11.79636        3,661
    01/01/2013 to 12/31/2013.........  $11.79636    $15.21484        4,712
    01/01/2014 to 12/31/2014.........  $15.21484    $16.46394        4,562
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.51837    $11.16214       84,776
    01/01/2007 to 12/31/2007.........  $11.16214    $12.01860       83,475
    01/01/2008 to 12/31/2008.........  $12.01860    $ 7.67349      163,098
    01/01/2009 to 12/31/2009.........  $ 7.67349    $ 9.43787      756,117
    01/01/2010 to 12/31/2010.........  $ 9.43787    $10.50081      841,809
    01/01/2011 to 12/31/2011.........  $10.50081    $10.05525      664,857
    01/01/2012 to 12/31/2012.........  $10.05525    $11.22171      738,280
    01/01/2013 to 12/31/2013.........  $11.22171    $13.51022      741,731
    01/01/2014 to 12/31/2014.........  $13.51022    $14.18572      774,772
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99845    $11.64134       43,384
    01/01/2014 to 12/31/2014.........  $11.64134    $12.97911       71,494
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.14998    $16.09509            0
    01/01/2007 to 12/31/2007.........  $16.09509    $12.64447            0
    01/01/2008 to 12/31/2008.........  $12.64447    $ 8.05893            0
    01/01/2009 to 12/31/2009.........  $ 8.05893    $10.43374          769
    01/01/2010 to 12/31/2010.........  $10.43374    $13.17714        4,215
    01/01/2011 to 12/31/2011.........  $13.17714    $13.78398        2,362
    01/01/2012 to 12/31/2012.........  $13.78398    $15.60270        2,957
    01/01/2013 to 12/31/2013.........  $15.60270    $15.79154        4,165
    01/01/2014 to 12/31/2014.........  $15.79154    $20.28799        4,072
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.25302    $11.76968            0
    01/01/2007 to 12/31/2007.........  $11.76968    $ 9.49700            0
    01/01/2008 to 07/18/2008.........  $ 9.49700    $ 8.69104            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $ 9.67493            0
    01/01/2014 to 12/31/2014.........  $ 9.67493    $ 9.97893            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04664    $10.56241        2,702
    01/01/2007 to 12/31/2007.........  $10.56241    $11.25138        4,547
    01/01/2008 to 12/31/2008.........  $11.25138    $ 7.23357        8,653
    01/01/2009 to 12/31/2009.........  $ 7.23357    $ 8.79176       59,158
    01/01/2010 to 12/31/2010.........  $ 8.79176    $ 9.86717      122,916
    01/01/2011 to 12/31/2011.........  $ 9.86717    $ 9.53771      106,370
    01/01/2012 to 12/31/2012.........  $ 9.53771    $10.35497      132,161
    01/01/2013 to 12/31/2013.........  $10.35497    $11.66190      128,615
    01/01/2014 to 12/31/2014.........  $11.66190    $11.80502      108,153
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10354    $ 7.49581        2,850
    01/01/2009 to 12/31/2009.........  $ 7.49581    $ 8.91773       32,521
    01/01/2010 to 12/31/2010.........  $ 8.91773    $ 9.91745       34,121
    01/01/2011 to 12/31/2011.........  $ 9.91745    $ 9.49220       29,657
    01/01/2012 to 12/31/2012.........  $ 9.49220    $10.58502       35,765
    01/01/2013 to 12/31/2013.........  $10.58502    $12.38466       33,996
    01/01/2014 to 12/31/2014.........  $12.38466    $12.84883       32,069
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99846    $ 7.46564          830
    01/01/2009 to 11/13/2009.........  $ 7.46564    $ 8.33415            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99846    $10.73228      287,894
    01/01/2013 to 12/31/2013.........  $10.73228    $13.10969      282,081
    01/01/2014 to 12/31/2014.........  $13.10969    $13.27400      250,519
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $10.80048       39,092
    01/01/2014 to 12/31/2014.........  $10.80048    $10.87035       50,429
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17514    $ 6.10747            0
    01/01/2009 to 12/31/2009.........  $ 6.10747    $ 8.09735        5,233
    01/01/2010 to 12/31/2010.........  $ 8.09735    $ 9.55158        6,010
    01/01/2011 to 12/31/2011.........  $ 9.55158    $ 8.90131        4,981
    01/01/2012 to 12/31/2012.........  $ 8.90131    $11.07650        5,740
    01/01/2013 to 12/31/2013.........  $11.07650    $11.34251        6,964
    01/01/2014 to 12/31/2014.........  $11.34251    $12.68089        6,603

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.24704    $11.59121            0
    01/01/2007 to 12/31/2007.........  $11.59121    $12.96551            0
    01/01/2008 to 12/31/2008.........  $12.96551    $ 7.59977          454
    01/01/2009 to 12/31/2009.........  $ 7.59977    $11.14229       16,802
    01/01/2010 to 12/31/2010.........  $11.14229    $12.05954       19,798
    01/01/2011 to 12/31/2011.........  $12.05954    $11.36664       14,398
    01/01/2012 to 12/31/2012.........  $11.36664    $13.35906       16,997
    01/01/2013 to 12/31/2013.........  $13.35906    $17.00888       17,944
    01/01/2014 to 02/07/2014.........  $17.00888    $16.72906            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.65822    $11.79214            0
    01/01/2007 to 12/31/2007.........  $11.79214    $12.16446            0
    01/01/2008 to 12/31/2008.........  $12.16446    $ 7.08000            0
    01/01/2009 to 12/31/2009.........  $ 7.08000    $ 8.28115       15,497
    01/01/2010 to 12/31/2010.........  $ 8.28115    $ 9.17397       14,804
    01/01/2011 to 12/31/2011.........  $ 9.17397    $ 8.50626       12,131
    01/01/2012 to 12/31/2012.........  $ 8.50626    $ 9.98923        5,308
    01/01/2013 to 12/31/2013.........  $ 9.98923    $13.09110        5,072
    01/01/2014 to 12/31/2014.........  $13.09110    $14.53422        4,898
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.12778    $11.01205            0
    01/01/2007 to 12/31/2007.........  $11.01205    $12.89631            0
    01/01/2008 to 12/31/2008.........  $12.89631    $ 7.49295          508
    01/01/2009 to 12/31/2009.........  $ 7.49295    $11.55150       21,686
    01/01/2010 to 12/31/2010.........  $11.55150    $13.58365       27,187
    01/01/2011 to 12/31/2011.........  $13.58365    $12.93390       14,769
    01/01/2012 to 12/31/2012.........  $12.93390    $15.18202       17,529
    01/01/2013 to 12/31/2013.........  $15.18202    $19.69518       20,385
    01/01/2014 to 12/31/2014.........  $19.69518    $21.55589       20,032
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08922    $ 7.60464        3,655
    01/01/2009 to 12/31/2009.........  $ 7.60464    $ 9.20795      169,953
    01/01/2010 to 12/31/2010.........  $ 9.20795    $10.08437      246,741
    01/01/2011 to 12/31/2011.........  $10.08437    $ 9.84640      224,887
    01/01/2012 to 12/31/2012.........  $ 9.84640    $10.64133      245,096
    01/01/2013 to 12/31/2013.........  $10.64133    $11.46849      225,315
    01/01/2014 to 12/31/2014.........  $11.46849    $11.70945      215,047

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03334    $ 7.63187            0
    01/01/2009 to 12/31/2009.........  $ 7.63187    $ 9.50032       20,133
    01/01/2010 to 12/31/2010.........  $ 9.50032    $11.81873       26,327
    01/01/2011 to 12/31/2011.........  $11.81873    $11.74963       16,354
    01/01/2012 to 12/31/2012.........  $11.74963    $13.33932       19,728
    01/01/2013 to 12/31/2013.........  $13.33932    $18.17136       20,367
    01/01/2014 to 12/31/2014.........  $18.17136    $19.11607       20,149
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.55276    $12.77562            0
    01/01/2007 to 12/31/2007.........  $12.77562    $12.68399            0
    01/01/2008 to 12/31/2008.........  $12.68399    $ 7.80431            0
    01/01/2009 to 12/31/2009.........  $ 7.80431    $ 9.05722        4,729
    01/01/2010 to 12/31/2010.........  $ 9.05722    $ 9.99424       10,725
    01/01/2011 to 12/31/2011.........  $ 9.99424    $ 9.75979        6,851
    01/01/2012 to 12/31/2012.........  $ 9.75979    $10.86104        8,155
    01/01/2013 to 12/31/2013.........  $10.86104    $14.34953        7,628
    01/01/2014 to 12/31/2014.........  $14.34953    $14.30135        7,071
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.09677    $10.65578            0
    01/01/2007 to 12/31/2007.........  $10.65578    $10.71545            0
    01/01/2008 to 12/31/2008.........  $10.71545    $ 7.82946            0
    01/01/2009 to 12/31/2009.........  $ 7.82946    $10.41539        8,617
    01/01/2010 to 12/31/2010.........  $10.41539    $11.60106        8,821
    01/01/2011 to 12/31/2011.........  $11.60106    $11.74628        7,557
    01/01/2012 to 12/31/2012.........  $11.74628    $13.12633        6,923
    01/01/2013 to 12/31/2013.........  $13.12633    $13.80651        6,643
    01/01/2014 to 12/31/2014.........  $13.80651    $13.89564        6,203
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99197    $10.59108            0
    01/01/2007 to 12/31/2007.........  $10.59108    $12.37266            0
    01/01/2008 to 12/31/2008.........  $12.37266    $ 6.04263            0
    01/01/2009 to 12/31/2009.........  $ 6.04263    $ 8.02258       11,074
    01/01/2010 to 12/31/2010.........  $ 8.02258    $ 9.01442       17,704
    01/01/2011 to 12/31/2011.........  $ 9.01442    $ 7.70310       13,585
    01/01/2012 to 12/31/2012.........  $ 7.70310    $ 9.09880       14,349
    01/01/2013 to 12/31/2013.........  $ 9.09880    $10.63067       15,992
    01/01/2014 to 12/31/2014.........  $10.63067    $ 9.85596       17,403
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01012    $10.85384            0
    01/01/2007 to 12/31/2007.........  $10.85384    $12.54671            0
    01/01/2008 to 12/31/2008.........  $12.54671    $ 6.89463            0
    01/01/2009 to 12/31/2009.........  $ 6.89463    $ 8.82960        8,210
    01/01/2010 to 12/31/2010.........  $ 8.82960    $ 9.62539       14,616
    01/01/2011 to 12/31/2011.........  $ 9.62539    $ 8.26071       11,572
    01/01/2012 to 12/31/2012.........  $ 8.26071    $ 9.45839       14,585
    01/01/2013 to 12/31/2013.........  $ 9.45839    $11.08897       15,914
    01/01/2014 to 12/31/2014.........  $11.08897    $10.15269       16,984

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99846    $10.71068            0
    01/01/2009 to 12/31/2009.........  $10.71068    $11.69915            0
    01/01/2010 to 12/31/2010.........  $11.69915    $12.72222            0
    01/01/2011 to 12/31/2011.........  $12.72222    $14.03915      734,889
    01/01/2012 to 12/31/2012.........  $14.03915    $15.07214      258,045
    01/01/2013 to 12/31/2013.........  $15.07214    $14.32043       52,353
    01/01/2014 to 12/31/2014.........  $14.32043    $14.99915       50,748
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11173    $ 7.12925        3,098
    01/01/2009 to 12/31/2009.........  $ 7.12925    $ 8.86201       51,073
    01/01/2010 to 12/31/2010.........  $ 8.86201    $ 9.89847       81,692
    01/01/2011 to 12/31/2011.........  $ 9.89847    $ 9.65878       78,604
    01/01/2012 to 12/31/2012.........  $ 9.65878    $10.76599       95,134
    01/01/2013 to 12/31/2013.........  $10.76599    $12.28543       98,613
    01/01/2014 to 12/31/2014.........  $12.28543    $12.82372       88,945
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.12272    $12.81320            0
    01/01/2007 to 12/31/2007.........  $12.81320    $13.75995            0
    01/01/2008 to 12/31/2008.........  $13.75995    $ 7.91534          764
    01/01/2009 to 12/31/2009.........  $ 7.91534    $10.55484       27,364
    01/01/2010 to 12/31/2010.........  $10.55484    $11.10084       29,556
    01/01/2011 to 12/31/2011.........  $11.10084    $ 9.89724       16,203
    01/01/2012 to 12/31/2012.........  $ 9.89724    $11.84030        8,507
    01/01/2013 to 12/31/2013.........  $11.84030    $13.40435        8,589
    01/01/2014 to 12/31/2014.........  $13.40435    $12.31706       27,297
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.95216    $11.56456            0
    01/01/2007 to 12/31/2007.........  $11.56456    $11.56821            0
    01/01/2008 to 12/31/2008.........  $11.56821    $ 9.35251       39,119
    01/01/2009 to 12/31/2009.........  $ 9.35251    $11.19913       73,978
    01/01/2010 to 12/31/2010.........  $11.19913    $11.79468       48,426
    01/01/2011 to 12/31/2011.........  $11.79468    $11.60212       49,180
    01/01/2012 to 12/31/2012.........  $11.60212    $12.60601       53,878
    01/01/2013 to 12/31/2013.........  $12.60601    $13.73586       36,383
    01/01/2014 to 12/31/2014.........  $13.73586    $14.21417       45,099
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08384    $10.28767            0
    01/01/2010 to 12/31/2010.........  $10.28767    $11.23842            0
    01/01/2011 to 12/31/2011.........  $11.23842    $11.10228            0
    01/01/2012 to 12/31/2012.........  $11.10228    $12.54958            0
    01/01/2013 to 12/31/2013.........  $12.54958    $16.81014            0
    01/01/2014 to 12/31/2014.........  $16.81014    $18.06453            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.09247    $12.24906            0
    01/01/2007 to 12/31/2007.........  $12.24906    $11.66043            0
    01/01/2008 to 12/31/2008.........  $11.66043    $ 6.69520          431
    01/01/2009 to 12/31/2009.........  $ 6.69520    $ 7.84723       10,059
    01/01/2010 to 12/31/2010.........  $ 7.84723    $ 8.71427       10,566
    01/01/2011 to 12/31/2011.........  $ 8.71427    $ 8.19415        1,091
    01/01/2012 to 12/31/2012.........  $ 8.19415    $ 9.39903          953
    01/01/2013 to 12/31/2013.........  $ 9.39903    $12.90063        2,271
    01/01/2014 to 12/31/2014.........  $12.90063    $14.40039        2,148
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.16512    $11.45220            0
    01/01/2007 to 12/31/2007.........  $11.45220    $12.91932            0
    01/01/2008 to 12/31/2008.........  $12.91932    $ 7.14281            0
    01/01/2009 to 12/31/2009.........  $ 7.14281    $ 9.09565       38,033
    01/01/2010 to 12/31/2010.........  $ 9.09565    $10.68915       44,092
    01/01/2011 to 12/31/2011.........  $10.68915    $10.39424       22,878
    01/01/2012 to 12/31/2012.........  $10.39424    $11.45130       22,256
    01/01/2013 to 12/31/2013.........  $11.45130    $15.35214       21,596
    01/01/2014 to 12/31/2014.........  $15.35214    $16.66134       39,466
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.22221    $10.70056            0
    01/01/2007 to 12/31/2007.........  $10.70056    $11.13919            0
    01/01/2008 to 12/31/2008.........  $11.13919    $ 8.38953            0
    01/01/2009 to 12/31/2009.........  $ 8.38953    $11.08201        6,692
    01/01/2010 to 12/31/2010.........  $11.08201    $12.33428        6,398
    01/01/2011 to 12/31/2011.........  $12.33428    $13.33584        5,812
    01/01/2012 to 12/31/2012.........  $13.33584    $13.86283        5,928
    01/01/2013 to 12/31/2013.........  $13.86283    $13.33228        6,020
    01/01/2014 to 12/31/2014.........  $13.33228    $13.91962        8,830
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.45716    $12.75677            0
    01/01/2007 to 12/31/2007.........  $12.75677    $13.69463            0
    01/01/2008 to 12/31/2008.........  $13.69463    $ 8.87094          222
    01/01/2009 to 12/31/2009.........  $ 8.87094    $11.44852        4,567
    01/01/2010 to 12/31/2010.........  $11.44852    $12.58852       11,176
    01/01/2011 to 12/31/2011.........  $12.58852    $11.96714        5,867
    01/01/2012 to 12/31/2012.........  $11.96714    $14.45384       11,046
    01/01/2013 to 12/31/2013.........  $14.45384    $18.10409       12,567
    01/01/2014 to 12/31/2014.........  $18.10409    $18.41149       14,773

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06858    $11.55696            0
    01/01/2007 to 12/31/2007.........  $11.55696    $13.05382            0
    01/01/2008 to 12/31/2008.........  $13.05382    $ 8.15973            0
    01/01/2009 to 12/31/2009.........  $ 8.15973    $ 9.95377        7,371
    01/01/2010 to 12/31/2010.........  $ 9.95377    $11.01704        7,855
    01/01/2011 to 12/31/2011.........  $11.01704    $10.74757        6,683
    01/01/2012 to 12/31/2012.........  $10.74757    $12.34872        1,327
    01/01/2013 to 12/31/2013.........  $12.34872    $16.56683        1,193
    01/01/2014 to 12/31/2014.........  $16.56683    $17.67384        1,088
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99846    $10.18849            0
    01/01/2013 to 12/31/2013.........  $10.18849    $13.44856            0
    01/01/2014 to 12/31/2014.........  $13.44856    $14.54628            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07117    $11.58488            0
    01/01/2007 to 12/31/2007.........  $11.58488    $11.68066            0
    01/01/2008 to 12/31/2008.........  $11.68066    $ 7.09254            0
    01/01/2009 to 12/31/2009.........  $ 7.09254    $ 9.66687        4,858
    01/01/2010 to 12/31/2010.........  $ 9.66687    $11.72633        5,260
    01/01/2011 to 12/31/2011.........  $11.72633    $11.11083        3,578
    01/01/2012 to 12/31/2012.........  $11.11083    $12.91074        3,835
    01/01/2013 to 12/31/2013.........  $12.91074    $16.77719        2,629
    01/01/2014 to 12/31/2014.........  $16.77719    $18.92898        2,502
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99963    $10.19448            0
    01/01/2007 to 12/31/2007.........  $10.19448    $10.49408            0
    01/01/2008 to 12/31/2008.........  $10.49408    $10.55683            0
    01/01/2009 to 12/31/2009.........  $10.55683    $10.38554        4,216
    01/01/2010 to 12/31/2010.........  $10.38554    $10.19444        3,814
    01/01/2011 to 12/31/2011.........  $10.19444    $10.00685        9,408
    01/01/2012 to 12/31/2012.........  $10.00685    $ 9.82027        6,733
    01/01/2013 to 12/31/2013.........  $ 9.82027    $ 9.63721       15,972
    01/01/2014 to 12/31/2014.........  $ 9.63721    $ 9.45754        4,768
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.67846    $11.80784            0
    01/01/2007 to 12/31/2007.........  $11.80784    $11.95373            0
    01/01/2008 to 12/31/2008.........  $11.95373    $ 6.77336            0
    01/01/2009 to 12/31/2009.........  $ 6.77336    $ 9.34880       12,468
    01/01/2010 to 12/31/2010.........  $ 9.34880    $11.32466       18,504
    01/01/2011 to 12/31/2011.........  $11.32466    $10.83771       11,663
    01/01/2012 to 12/31/2012.........  $10.83771    $12.45694       13,801
    01/01/2013 to 12/31/2013.........  $12.45694    $17.36010       13,123
    01/01/2014 to 12/31/2014.........  $17.36010    $19.46415       12,801

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02836    $10.06695            0
    01/01/2012 to 12/31/2012.........  $10.06695    $10.36040            0
    01/01/2013 to 12/31/2013.........  $10.36040    $ 9.87920        5,665
    01/01/2014 to 12/31/2014.........  $ 9.87920    $10.19441        4,829
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.38451    $12.66399            0
    01/01/2007 to 12/31/2007.........  $12.66399    $15.18589            0
    01/01/2008 to 12/31/2008.........  $15.18589    $ 8.46708        1,290
    01/01/2009 to 12/31/2009.........  $ 8.46708    $10.78443        1,654
    01/01/2010 to 12/31/2010.........  $10.78443    $13.61848        1,255
    01/01/2011 to 12/31/2011.........  $13.61848    $13.59037          704
    01/01/2012 to 12/31/2012.........  $13.59037    $14.98812          671
    01/01/2013 to 12/31/2013.........  $14.98812    $19.50534          606
    01/01/2014 to 12/31/2014.........  $19.50534    $20.66130          289
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52092    $10.88374            0
    01/01/2007 to 12/31/2007.........  $10.88374    $12.67848            0
    01/01/2008 to 12/31/2008.........  $12.67848    $ 7.14915            0
    01/01/2009 to 12/31/2009.........  $ 7.14915    $ 8.59892       19,993
    01/01/2010 to 12/31/2010.........  $ 8.59892    $10.14886       24,756
    01/01/2011 to 04/29/2011.........  $10.14886    $11.37547            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99846    $10.30845       27,511
    01/01/2013 to 12/31/2013.........  $10.30845    $12.02970       26,678
    01/01/2014 to 12/31/2014.........  $12.02970    $12.41205       35,422
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10120    $ 5.56843            0
    01/01/2009 to 12/31/2009.........  $ 5.56843    $ 9.09942       32,359
    01/01/2010 to 12/31/2010.........  $ 9.09942    $10.91854       41,589
    01/01/2011 to 12/31/2011.........  $10.91854    $ 8.54304       29,187
    01/01/2012 to 12/31/2012.........  $ 8.54304    $ 9.88663       32,287
    01/01/2013 to 12/31/2013.........  $ 9.88663    $ 9.72394       42,005
    01/01/2014 to 12/31/2014.........  $ 9.72394    $ 9.09576       42,070

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04974    $10.22695            0
    01/01/2007 to 12/31/2007.........  $10.22695    $10.71750            0
    01/01/2008 to 12/31/2008.........  $10.71750    $10.63495            0
    01/01/2009 to 12/31/2009.........  $10.63495    $11.50428        1,394
    01/01/2010 to 12/31/2010.........  $11.50428    $11.72999        1,551
    01/01/2011 to 12/31/2011.........  $11.72999    $11.77036        1,375
    01/01/2012 to 12/31/2012.........  $11.77036    $12.09290        1,472
    01/01/2013 to 12/31/2013.........  $12.09290    $11.60948        1,605
    01/01/2014 to 12/31/2014.........  $11.60948    $11.38187        5,756
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97111    $10.28859            0
    01/01/2007 to 12/31/2007.........  $10.28859    $10.93452            0
    01/01/2008 to 12/31/2008.........  $10.93452    $10.48811        1,503
    01/01/2009 to 12/31/2009.........  $10.48811    $11.99359      123,840
    01/01/2010 to 12/31/2010.........  $11.99359    $12.67844      157,774
    01/01/2011 to 12/31/2011.........  $12.67844    $12.83777      136,313
    01/01/2012 to 12/31/2012.........  $12.83777    $13.77245      134,484
    01/01/2013 to 12/31/2013.........  $13.77245    $13.26724      148,327
    01/01/2014 to 12/31/2014.........  $13.26724    $13.57074      136,201
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.20074    $10.63282        3,533
    01/01/2007 to 12/31/2007.........  $10.63282    $11.34340        3,353
    01/01/2008 to 12/31/2008.........  $11.34340    $ 8.96271        6,284
    01/01/2009 to 12/31/2009.........  $ 8.96271    $10.55805       87,109
    01/01/2010 to 12/31/2010.........  $10.55805    $11.45661      157,813
    01/01/2011 to 12/31/2011.........  $11.45661    $11.35524      152,754
    01/01/2012 to 12/31/2012.........  $11.35524    $12.29917      217,057
    01/01/2013 to 12/31/2013.........  $12.29917    $13.18173      304,081
    01/01/2014 to 12/31/2014.........  $13.18173    $13.68306      218,267
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01837    $10.06686            0
    01/01/2012 to 12/31/2012.........  $10.06686    $10.58122            0
    01/01/2013 to 12/31/2013.........  $10.58122    $10.14377            0
    01/01/2014 to 12/31/2014.........  $10.14377    $10.55797            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16637    $10.46392        2,113
    01/01/2007 to 12/31/2007.........  $10.46392    $11.44013        2,112
    01/01/2008 to 12/31/2008.........  $11.44013    $ 6.65616       17,871
    01/01/2009 to 12/31/2009.........  $ 6.65616    $ 8.22871      194,848
    01/01/2010 to 12/31/2010.........  $ 8.22871    $ 9.61112      231,128
    01/01/2011 to 12/31/2011.........  $ 9.61112    $ 8.84603      139,885
    01/01/2012 to 12/31/2012.........  $ 8.84603    $ 9.80252      178,028
    01/01/2013 to 12/31/2013.........  $ 9.80252    $11.25762      166,562
    01/01/2014 to 12/31/2014.........  $11.25762    $12.06381      183,533
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.65212    $11.47106            0
    01/01/2007 to 12/31/2007.........  $11.47106    $11.49052            0
    01/01/2008 to 12/31/2008.........  $11.49052    $ 6.91030            0
    01/01/2009 to 12/31/2009.........  $ 6.91030    $ 8.26135            0
    01/01/2010 to 12/31/2010.........  $ 8.26135    $ 9.32751            0
    01/01/2011 to 12/31/2011.........  $ 9.32751    $ 9.47038            0
    01/01/2012 to 12/31/2012.........  $ 9.47038    $11.04111            0
    01/01/2013 to 12/31/2013.........  $11.04111    $14.34896        1,260
    01/01/2014 to 12/31/2014.........  $14.34896    $16.50528        4,904
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99845    $ 8.88686            0
    01/01/2012 to 12/31/2012.........  $ 8.88686    $ 9.86852            0
    01/01/2013 to 12/31/2013.........  $ 9.86852    $11.85371            0
    01/01/2014 to 12/31/2014.........  $11.85371    $12.38895            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08104    $ 7.33582        3,160
    01/01/2009 to 12/31/2009.........  $ 7.33582    $ 8.88278       62,367
    01/01/2010 to 12/31/2010.........  $ 8.88278    $ 9.75608      188,331
    01/01/2011 to 12/31/2011.........  $ 9.75608    $ 9.40046      153,263
    01/01/2012 to 12/31/2012.........  $ 9.40046    $10.17351      178,973
    01/01/2013 to 12/31/2013.........  $10.17351    $11.22577      180,391
    01/01/2014 to 12/31/2014.........  $11.22577    $11.58269      147,680
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09921    $ 6.68783        6,753
    01/01/2009 to 12/31/2009.........  $ 6.68783    $ 8.32531       98,458
    01/01/2010 to 12/31/2010.........  $ 8.32531    $ 9.34197      216,833
    01/01/2011 to 12/31/2011.........  $ 9.34197    $ 8.94898      157,873
    01/01/2012 to 12/31/2012.........  $ 8.94898    $10.17832      200,832
    01/01/2013 to 12/31/2013.........  $10.17832    $11.79258      212,776
    01/01/2014 to 12/31/2014.........  $11.79258    $12.20139      202,331

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.48067    $11.08163            0
    01/01/2007 to 12/31/2007.........  $11.08163    $11.84385            0
    01/01/2008 to 12/31/2008.........  $11.84385    $ 8.11373        9,161
    01/01/2009 to 12/31/2009.........  $ 8.11373    $10.14527       99,514
    01/01/2010 to 12/31/2010.........  $10.14527    $11.13210      203,870
    01/01/2011 to 12/31/2011.........  $11.13210    $10.55553      149,749
    01/01/2012 to 12/31/2012.........  $10.55553    $11.51210      167,144
    01/01/2013 to 12/31/2013.........  $11.51210    $12.92428      172,087
    01/01/2014 to 12/31/2014.........  $12.92428    $13.06839      162,402
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.19699    $12.11939            0
    01/01/2007 to 12/31/2007.........  $12.11939    $13.22558            0
    01/01/2008 to 12/31/2008.........  $13.22558    $ 7.25607        1,551
    01/01/2009 to 12/31/2009.........  $ 7.25607    $ 9.44657          419
    01/01/2010 to 12/31/2010.........  $ 9.44657    $12.28759          552
    01/01/2011 to 12/31/2011.........  $12.28759    $10.47763       13,228
    01/01/2012 to 12/31/2012.........  $10.47763    $12.34599       13,532
    01/01/2013 to 12/31/2013.........  $12.34599    $17.06049       13,524
    01/01/2014 to 12/31/2014.........  $17.06049    $17.56956       13,270
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90494    $ 9.89897            0
    01/01/2007 to 12/31/2007.........  $ 9.89897    $10.40798            0
    01/01/2008 to 12/31/2008.........  $10.40798    $ 6.63894          301
    01/01/2009 to 12/31/2009.........  $ 6.63894    $ 8.72427        2,940
    01/01/2010 to 12/31/2010.........  $ 8.72427    $11.67952        3,581
    01/01/2011 to 12/31/2011.........  $11.67952    $11.34980        2,407
    01/01/2012 to 12/31/2012.........  $11.34980    $12.49402        2,930
    01/01/2013 to 12/31/2013.........  $12.49402    $16.57375        2,319
    01/01/2014 to 12/31/2014.........  $16.57375    $16.88587        2,470
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.97289    $12.51865            0
    01/01/2007 to 12/31/2007.........  $12.51865    $11.59499            0
    01/01/2008 to 12/31/2008.........  $11.59499    $ 7.99717          934
    01/01/2009 to 12/31/2009.........  $ 7.99717    $ 9.96698        2,982
    01/01/2010 to 12/31/2010.........  $ 9.96698    $12.32368        3,324
    01/01/2011 to 12/31/2011.........  $12.32368    $11.37136        1,159
    01/01/2012 to 12/31/2012.........  $11.37136    $13.18554        1,344
    01/01/2013 to 12/31/2013.........  $13.18554    $17.77929        1,592
    01/01/2014 to 12/31/2014.........  $17.77929    $18.36690        1,753

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.71510    $11.41015            0
    01/01/2007 to 12/31/2007.........  $11.41015    $11.90429        3,088
    01/01/2008 to 12/31/2008.........  $11.90429    $ 8.65127        9,217
    01/01/2009 to 12/31/2009.........  $ 8.65127    $10.53936      203,180
    01/01/2010 to 12/31/2010.........  $10.53936    $11.53594      287,813
    01/01/2011 to 12/31/2011.........  $11.53594    $11.54580      278,077
    01/01/2012 to 12/31/2012.........  $11.54580    $12.85936      311,349
    01/01/2013 to 12/31/2013.........  $12.85936    $14.74391      412,087
    01/01/2014 to 12/31/2014.........  $14.74391    $15.31972      385,167
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03110    $12.25615            0
    01/01/2007 to 12/31/2007.........  $12.25615    $11.59745            0
    01/01/2008 to 12/31/2008.........  $11.59745    $ 6.61400            0
    01/01/2009 to 12/31/2009.........  $ 6.61400    $ 8.03515       30,619
    01/01/2010 to 12/31/2010.........  $ 8.03515    $ 8.92968       36,104
    01/01/2011 to 12/31/2011.........  $ 8.92968    $ 8.61982       21,960
    01/01/2012 to 12/31/2012.........  $ 8.61982    $ 9.91807       19,270
    01/01/2013 to 12/31/2013.........  $ 9.91807    $12.62254       29,285
    01/01/2014 to 12/31/2014.........  $12.62254    $13.31219       36,820
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93997    $10.45186            0
    01/01/2007 to 12/31/2007.........  $10.45186    $11.10054            0
    01/01/2008 to 12/31/2008.........  $11.10054    $ 6.47415        1,670
    01/01/2009 to 12/31/2009.........  $ 6.47415    $ 9.74439       17,808
    01/01/2010 to 12/31/2010.........  $ 9.74439    $11.07477       26,220
    01/01/2011 to 12/31/2011.........  $11.07477    $10.68434       18,277
    01/01/2012 to 12/31/2012.........  $10.68434    $12.32839       23,771
    01/01/2013 to 12/31/2013.........  $12.32839    $17.42511       53,822
    01/01/2014 to 12/31/2014.........  $17.42511    $18.52728       58,609
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.77422    $13.32198            0
    01/01/2007 to 12/31/2007.........  $13.32198    $18.36788            0
    01/01/2008 to 12/31/2008.........  $18.36788    $ 9.01490        1,265
    01/01/2009 to 12/31/2009.........  $ 9.01490    $13.21257       15,189
    01/01/2010 to 12/31/2010.........  $13.21257    $15.61837       17,006
    01/01/2011 to 12/31/2011.........  $15.61837    $13.04089       11,386
    01/01/2012 to 12/31/2012.........  $13.04089    $13.26007       10,344
    01/01/2013 to 12/31/2013.........  $13.26007    $15.01427        8,162
    01/01/2014 to 12/31/2014.........  $15.01427    $13.50228        6,011

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.55493    $ 9.83592            0
    01/01/2007 to 12/31/2007.........  $ 9.83592    $10.58257            0
    01/01/2008 to 12/31/2008.........  $10.58257    $10.13233            0
    01/01/2009 to 12/31/2009.........  $10.13233    $11.14805        7,204
    01/01/2010 to 12/31/2010.........  $11.14805    $11.56854        8,258
    01/01/2011 to 12/31/2011.........  $11.56854    $11.82135        7,397
    01/01/2012 to 12/31/2012.........  $11.82135    $12.20681        7,799
    01/01/2013 to 12/31/2013.........  $12.20681    $11.52960        8,049
    01/01/2014 to 12/31/2014.........  $11.52960    $11.37747        8,867
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63747    $11.34830            0
    01/01/2007 to 12/31/2007.........  $11.34830    $12.20009            0
    01/01/2008 to 12/31/2008.........  $12.20009    $ 6.90477        5,883
    01/01/2009 to 12/31/2009.........  $ 6.90477    $ 8.70257       23,967
    01/01/2010 to 12/31/2010.........  $ 8.70257    $ 9.79034       15,158
    01/01/2011 to 12/31/2011.........  $ 9.79034    $ 9.27604       14,045
    01/01/2012 to 12/31/2012.........  $ 9.27604    $10.10482       15,657
    01/01/2013 to 12/31/2013.........  $10.10482    $11.94966       31,767
    01/01/2014 to 12/31/2014.........  $11.94966    $12.37239       36,497
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99845    $ 9.97679            0
    01/01/2008 to 12/31/2008.........  $ 9.97679    $ 9.28052            0
    01/01/2009 to 12/31/2009.........  $ 9.28052    $10.16667       52,562
    01/01/2010 to 12/31/2010.........  $10.16667    $10.75520       63,085
    01/01/2011 to 12/31/2011.........  $10.75520    $11.19085       53,550
    01/01/2012 to 12/31/2012.........  $11.19085    $11.84431       48,593
    01/01/2013 to 12/31/2013.........  $11.84431    $11.44990       54,766
    01/01/2014 to 12/31/2014.........  $11.44990    $12.04510       53,476
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07805    $ 6.63306       21,666
    01/01/2009 to 12/31/2009.........  $ 6.63306    $ 8.46640      264,331
    01/01/2010 to 12/31/2010.........  $ 8.46640    $ 9.15945      380,177
    01/01/2011 to 12/31/2011.........  $ 9.15945    $ 8.83880      261,590
    01/01/2012 to 09/21/2012.........  $ 8.83880    $ 9.88665            0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

     ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT 5 AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.00%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39507    $10.97421      145,431
    01/01/2007 to 12/31/2007.........  $10.97421    $11.74849      337,408
    01/01/2008 to 12/31/2008.........  $11.74849    $ 7.85173      243,918
    01/01/2009 to 12/31/2009.........  $ 7.85173    $ 9.57274      238,866
    01/01/2010 to 12/31/2010.........  $ 9.57274    $10.50792      222,857
    01/01/2011 to 12/31/2011.........  $10.50792    $10.02826      213,341
    01/01/2012 to 12/31/2012.........  $10.02826    $11.06682      202,603
    01/01/2013 to 12/31/2013.........  $11.06682    $11.93203      202,380
    01/01/2014 to 12/31/2014.........  $11.93203    $12.14478      189,908
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14523    $10.63315          988
    01/01/2007 to 12/31/2007.........  $10.63315    $11.41460       16,538
    01/01/2008 to 12/31/2008.........  $11.41460    $ 7.85527       10,342
    01/01/2009 to 12/31/2009.........  $ 7.85527    $ 9.71908       12,060
    01/01/2010 to 12/31/2010.........  $ 9.71908    $10.83459       14,583
    01/01/2011 to 12/31/2011.........  $10.83459    $10.63439       14,781
    01/01/2012 to 12/31/2012.........  $10.63439    $11.84857       14,270
    01/01/2013 to 12/31/2013.........  $11.84857    $13.53958       13,481
    01/01/2014 to 12/31/2014.........  $13.53958    $14.08485       13,196
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.71391    $11.80673            0
    01/01/2007 to 12/31/2007.........  $11.80673    $11.56160            0
    01/01/2008 to 12/31/2008.........  $11.56160    $ 7.39638            0
    01/01/2009 to 12/31/2009.........  $ 7.39638    $ 8.54022          651
    01/01/2010 to 12/31/2010.........  $ 8.54022    $ 9.53202          637
    01/01/2011 to 12/31/2011.........  $ 9.53202    $ 9.67915          377
    01/01/2012 to 05/04/2012.........  $ 9.67915    $10.50550            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.34548    $10.86648       43,012
    01/01/2007 to 12/31/2007.........  $10.86648    $11.61914       49,522
    01/01/2008 to 12/31/2008.........  $11.61914    $ 8.12177       57,040
    01/01/2009 to 12/31/2009.........  $ 8.12177    $ 9.81762       99,800
    01/01/2010 to 12/31/2010.........  $ 9.81762    $10.81044       93,285
    01/01/2011 to 12/31/2011.........  $10.81044    $10.46997       86,131
    01/01/2012 to 12/31/2012.........  $10.46997    $11.54487       72,688
    01/01/2013 to 12/31/2013.........  $11.54487    $13.31596       51,738
    01/01/2014 to 12/31/2014.........  $13.31596    $13.90632       54,901

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99783    $ 9.14700       15,796
    01/01/2012 to 12/31/2012.........  $ 9.14700    $10.03408       15,672
    01/01/2013 to 12/31/2013.........  $10.03408    $10.90494       15,343
    01/01/2014 to 12/31/2014.........  $10.90494    $11.21444       15,039
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99837    $10.47749            0
    01/01/2014 to 12/31/2014.........  $10.47749    $10.63953            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99891    $ 9.36266            0
    01/01/2010 to 12/31/2010.........  $ 9.36266    $10.14987            0
    01/01/2011 to 12/31/2011.........  $10.14987    $10.91038            0
    01/01/2012 to 12/31/2012.........  $10.91038    $11.14161            0
    01/01/2013 to 12/31/2013.........  $11.14161    $10.84804            0
    01/01/2014 to 12/31/2014.........  $10.84804    $10.68438            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99838    $12.01642            0
    01/01/2009 to 12/31/2009.........  $12.01642    $11.06804            0
    01/01/2010 to 12/31/2010.........  $11.06804    $12.06476            0
    01/01/2011 to 12/31/2011.........  $12.06476    $13.43484            0
    01/01/2012 to 12/31/2012.........  $13.43484    $13.92390            0
    01/01/2013 to 12/31/2013.........  $13.92390    $13.22183            0
    01/01/2014 to 12/31/2014.........  $13.22183    $13.30767            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99838    $12.08513            0
    01/01/2009 to 12/31/2009.........  $12.08513    $10.93579            0
    01/01/2010 to 12/31/2010.........  $10.93579    $11.93948            0
    01/01/2011 to 12/31/2011.........  $11.93948    $13.57548            0
    01/01/2012 to 12/31/2012.........  $13.57548    $14.08871            0
    01/01/2013 to 12/31/2013.........  $14.08871    $13.14508            0
    01/01/2014 to 12/31/2014.........  $13.14508    $13.43680            0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99891    $ 8.77441            0
    01/01/2010 to 12/31/2010.........  $ 8.77441    $ 9.62130        1,563
    01/01/2011 to 12/31/2011.........  $ 9.62130    $11.19462            0
    01/01/2012 to 12/31/2012.........  $11.19462    $11.66835            0
    01/01/2013 to 12/31/2013.........  $11.66835    $10.69415            0
    01/01/2014 to 12/31/2014.........  $10.69415    $11.13020            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99783    $10.99032            0
    01/01/2011 to 12/31/2011.........  $10.99032    $12.96252        3,939
    01/01/2012 to 12/31/2012.........  $12.96252    $13.57145            0
    01/01/2013 to 12/31/2013.........  $13.57145    $12.37384            0
    01/01/2014 to 12/31/2014.........  $12.37384    $13.06296            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99837    $12.00089            0
    01/01/2012 to 12/31/2012.........  $12.00089    $12.45321            0
    01/01/2013 to 12/31/2013.........  $12.45321    $11.01920            0
    01/01/2014 to 12/31/2014.........  $11.01920    $11.92330            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99784    $10.38193        4,119
    01/01/2013 to 12/31/2013.........  $10.38193    $ 9.14025        7,162
    01/01/2014 to 12/31/2014.........  $ 9.14025    $10.09182        4,697
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99891    $ 8.73519            0
    01/01/2014 to 12/31/2014.........  $ 8.73519    $ 9.81343            0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99891    $11.28431            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14514    $10.29615            0
    01/01/2010 to 12/31/2010.........  $10.29615    $11.47968            0
    01/01/2011 to 12/31/2011.........  $11.47968    $10.59405            0
    01/01/2012 to 12/31/2012.........  $10.59405    $11.76047            0
    01/01/2013 to 12/31/2013.........  $11.76047    $15.15374            0
    01/01/2014 to 12/31/2014.........  $15.15374    $16.38173            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.51414    $11.15035      128,777
    01/01/2007 to 12/31/2007.........  $11.15035    $11.99410      115,410
    01/01/2008 to 12/31/2008.........  $11.99410    $ 7.65036       74,751
    01/01/2009 to 12/31/2009.........  $ 7.65036    $ 9.40019       74,893
    01/01/2010 to 12/31/2010.........  $ 9.40019    $10.44844       78,216
    01/01/2011 to 12/31/2011.........  $10.44844    $ 9.99527       62,274
    01/01/2012 to 12/31/2012.........  $ 9.99527    $11.14375       62,991
    01/01/2013 to 12/31/2013.........  $11.14375    $13.40316       68,620
    01/01/2014 to 12/31/2014.........  $13.40316    $14.05954       66,138
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99837    $11.63153            0
    01/01/2014 to 12/31/2014.........  $11.63153    $12.95539            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.13532    $16.06675            0
    01/01/2007 to 12/31/2007.........  $16.06675    $12.60975            0
    01/01/2008 to 12/31/2008.........  $12.60975    $ 8.02896            0
    01/01/2009 to 12/31/2009.........  $ 8.02896    $10.38472            0
    01/01/2010 to 12/31/2010.........  $10.38472    $13.10236            0
    01/01/2011 to 12/31/2011.........  $13.10236    $13.69242            0
    01/01/2012 to 12/31/2012.........  $13.69242    $15.48378            0
    01/01/2013 to 12/31/2013.........  $15.48378    $15.65571            0
    01/01/2014 to 12/31/2014.........  $15.65571    $20.09379            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.24045    $11.74897           0
    01/01/2007 to 12/31/2007.........  $11.74897    $ 9.47088           0
    01/01/2008 to 07/18/2008.........  $ 9.47088    $ 8.66249           0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99837    $ 9.66843           0
    01/01/2014 to 12/31/2014.........  $ 9.66843    $ 9.96248           0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04545    $10.55436         518
    01/01/2007 to 12/31/2007.........  $10.55436    $11.23166       4,861
    01/01/2008 to 12/31/2008.........  $11.23166    $ 7.21381       5,666
    01/01/2009 to 12/31/2009.........  $ 7.21381    $ 8.75917       6,348
    01/01/2010 to 12/31/2010.........  $ 8.75917    $ 9.82091       6,519
    01/01/2011 to 12/31/2011.........  $ 9.82091    $ 9.48371       2,763
    01/01/2012 to 12/31/2012.........  $ 9.48371    $10.28626       2,926
    01/01/2013 to 12/31/2013.........  $10.28626    $11.57315       3,307
    01/01/2014 to 12/31/2014.........  $11.57315    $11.70382       3,207
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10352    $ 7.49088           0
    01/01/2009 to 12/31/2009.........  $ 7.49088    $ 8.90312           0
    01/01/2010 to 12/31/2010.........  $ 8.90312    $ 9.89157           0
    01/01/2011 to 12/31/2011.........  $ 9.89157    $ 9.45811           0
    01/01/2012 to 12/31/2012.........  $ 9.45811    $10.53678           0
    01/01/2013 to 12/31/2013.........  $10.53678    $12.31616           0
    01/01/2014 to 12/31/2014.........  $12.31616    $12.76514           0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99838    $ 7.46235           0
    01/01/2009 to 11/13/2009.........  $ 7.46235    $ 8.32337           0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99838    $10.72518           0
    01/01/2013 to 12/31/2013.........  $10.72518    $13.08809           0
    01/01/2014 to 12/31/2014.........  $13.08809    $13.23926           0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99837    $10.79329           0
    01/01/2014 to 12/31/2014.........  $10.79329    $10.85243           0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17506    $ 6.10468           0
    01/01/2009 to 12/31/2009.........  $ 6.10468    $ 8.08576         436
    01/01/2010 to 12/31/2010.........  $ 8.08576    $ 9.52851         175
    01/01/2011 to 12/31/2011.........  $ 9.52851    $ 8.87118          25
    01/01/2012 to 12/31/2012.........  $ 8.87118    $11.02821          17
    01/01/2013 to 12/31/2013.........  $11.02821    $11.28195           0
    01/01/2014 to 12/31/2014.........  $11.28195    $12.60075           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.23457    $11.57079           0
    01/01/2007 to 12/31/2007.........  $11.57079    $12.92987           0
    01/01/2008 to 12/31/2008.........  $12.92987    $ 7.57143           0
    01/01/2009 to 12/31/2009.........  $ 7.57143    $11.08988         520
    01/01/2010 to 12/31/2010.........  $11.08988    $11.99104         506
    01/01/2011 to 12/31/2011.........  $11.99104    $11.29110         310
    01/01/2012 to 12/31/2012.........  $11.29110    $13.25718         416
    01/01/2013 to 12/31/2013.........  $13.25718    $16.86244         170
    01/01/2014 to 02/07/2014.........  $16.86244    $16.58333           0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.64625    $11.77136           0
    01/01/2007 to 12/31/2007.........  $11.77136    $12.13101           0
    01/01/2008 to 12/31/2008.........  $12.13101    $ 7.05356           0
    01/01/2009 to 12/31/2009.........  $ 7.05356    $ 8.24220           0
    01/01/2010 to 12/31/2010.........  $ 8.24220    $ 9.12197           0
    01/01/2011 to 12/31/2011.........  $ 9.12197    $ 8.44979           0
    01/01/2012 to 12/31/2012.........  $ 8.44979    $ 9.91302           0
    01/01/2013 to 12/31/2013.........  $ 9.91302    $12.97859           0
    01/01/2014 to 12/31/2014.........  $12.97859    $14.39506           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.11533    $10.99262           0
    01/01/2007 to 12/31/2007.........  $10.99262    $12.86093           0
    01/01/2008 to 12/31/2008.........  $12.86093    $ 7.46504           0
    01/01/2009 to 12/31/2009.........  $ 7.46504    $11.49714         437
    01/01/2010 to 12/31/2010.........  $11.49714    $13.50650         350
    01/01/2011 to 12/31/2011.........  $13.50650    $12.84773         215
    01/01/2012 to 12/31/2012.........  $12.84773    $15.06598         289
    01/01/2013 to 12/31/2013.........  $15.06598    $19.52547         112
    01/01/2014 to 12/31/2014.........  $19.52547    $21.34921         229
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08919    $ 7.59959       2,526
    01/01/2009 to 12/31/2009.........  $ 7.59959    $ 9.19270       2,886
    01/01/2010 to 12/31/2010.........  $ 9.19270    $10.05774       2,886
    01/01/2011 to 12/31/2011.........  $10.05774    $ 9.81078           0
    01/01/2012 to 12/31/2012.........  $ 9.81078    $10.59247           0
    01/01/2013 to 12/31/2013.........  $10.59247    $11.40471           0
    01/01/2014 to 12/31/2014.........  $11.40471    $11.63291           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03326    $ 7.62852         0
    01/01/2009 to 12/31/2009.........  $ 7.62852    $ 9.48684         0
    01/01/2010 to 12/31/2010.........  $ 9.48684    $11.79052         0
    01/01/2011 to 12/31/2011.........  $11.79052    $11.71022         0
    01/01/2012 to 12/31/2012.........  $11.71022    $13.28156         0
    01/01/2013 to 12/31/2013.........  $13.28156    $18.07502         0
    01/01/2014 to 12/31/2014.........  $18.07502    $18.99611         0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.53987    $12.75305         0
    01/01/2007 to 12/31/2007.........  $12.75305    $12.64902         0
    01/01/2008 to 12/31/2008.........  $12.64902    $ 7.77505         0
    01/01/2009 to 12/31/2009.........  $ 7.77505    $ 9.01434         0
    01/01/2010 to 12/31/2010.........  $ 9.01434    $ 9.93724         0
    01/01/2011 to 12/31/2011.........  $ 9.93724    $ 9.69471         0
    01/01/2012 to 12/31/2012.........  $ 9.69471    $10.77810         0
    01/01/2013 to 12/31/2013.........  $10.77810    $14.22606         0
    01/01/2014 to 12/31/2014.........  $14.22606    $14.16445         0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.08544    $10.63693         0
    01/01/2007 to 12/31/2007.........  $10.63693    $10.68590         0
    01/01/2008 to 12/31/2008.........  $10.68590    $ 7.80022         0
    01/01/2009 to 12/31/2009.........  $ 7.80022    $10.36610         0
    01/01/2010 to 12/31/2010.........  $10.36610    $11.53495         0
    01/01/2011 to 12/31/2011.........  $11.53495    $11.66806         0
    01/01/2012 to 12/31/2012.........  $11.66806    $13.02596         0
    01/01/2013 to 12/31/2013.........  $13.02596    $13.68754         0
    01/01/2014 to 12/31/2014.........  $13.68754    $13.76235         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99189    $10.58416         0
    01/01/2007 to 12/31/2007.........  $10.58416    $12.35238         0
    01/01/2008 to 12/31/2008.........  $12.35238    $ 6.02671         0
    01/01/2009 to 12/31/2009.........  $ 6.02671    $ 7.99362         0
    01/01/2010 to 12/31/2010.........  $ 7.99362    $ 8.97315         0
    01/01/2011 to 12/31/2011.........  $ 8.97315    $ 7.66043         0
    01/01/2012 to 12/31/2012.........  $ 7.66043    $ 9.03951         0
    01/01/2013 to 12/31/2013.........  $ 9.03951    $10.55122         0
    01/01/2014 to 12/31/2014.........  $10.55122    $ 9.77282         0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01004    $10.84662         0
    01/01/2007 to 12/31/2007.........  $10.84662    $12.52596         0
    01/01/2008 to 12/31/2008.........  $12.52596    $ 6.87641         0
    01/01/2009 to 12/31/2009.........  $ 6.87641    $ 8.79761         0
    01/01/2010 to 12/31/2010.........  $ 8.79761    $ 9.58113         0
    01/01/2011 to 12/31/2011.........  $ 9.58113    $ 8.21462         0
    01/01/2012 to 12/31/2012.........  $ 8.21462    $ 9.39636         0
    01/01/2013 to 12/31/2013.........  $ 9.39636    $11.00543         0
    01/01/2014 to 12/31/2014.........  $11.00543    $10.06627         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99838    $10.70083           0
    01/01/2009 to 12/31/2009.........  $10.70083    $11.67692           0
    01/01/2010 to 12/31/2010.........  $11.67692    $12.68549           0
    01/01/2011 to 12/31/2011.........  $12.68549    $13.98483           0
    01/01/2012 to 12/31/2012.........  $13.98483    $14.99920           0
    01/01/2013 to 12/31/2013.........  $14.99920    $14.23708           0
    01/01/2014 to 12/31/2014.........  $14.23708    $14.89713           0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11170    $ 7.12455           0
    01/01/2009 to 12/31/2009.........  $ 7.12455    $ 8.84741           0
    01/01/2010 to 12/31/2010.........  $ 8.84741    $ 9.87243           0
    01/01/2011 to 12/31/2011.........  $ 9.87243    $ 9.62404           0
    01/01/2012 to 12/31/2012.........  $ 9.62404    $10.71671           0
    01/01/2013 to 12/31/2013.........  $10.71671    $12.21717           0
    01/01/2014 to 12/31/2014.........  $12.21717    $12.73989           0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.10914    $12.79052           0
    01/01/2007 to 12/31/2007.........  $12.79052    $13.72201           0
    01/01/2008 to 12/31/2008.........  $13.72201    $ 7.88578           0
    01/01/2009 to 12/31/2009.........  $ 7.88578    $10.50517           0
    01/01/2010 to 12/31/2010.........  $10.50517    $11.03780           0
    01/01/2011 to 12/31/2011.........  $11.03780    $ 9.83134           0
    01/01/2012 to 12/31/2012.........  $ 9.83134    $11.74996           0
    01/01/2013 to 12/31/2013.........  $11.74996    $13.28916           0
    01/01/2014 to 12/31/2014.........  $13.28916    $12.19916           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.93985    $11.54409           0
    01/01/2007 to 12/31/2007.........  $11.54409    $11.53629         243
    01/01/2008 to 12/31/2008.........  $11.53629    $ 9.31756       4,381
    01/01/2009 to 12/31/2009.........  $ 9.31756    $11.14647       4,959
    01/01/2010 to 12/31/2010.........  $11.14647    $11.72786       5,951
    01/01/2011 to 12/31/2011.........  $11.72786    $11.52499       3,605
    01/01/2012 to 12/31/2012.........  $11.52499    $12.50989       3,690
    01/01/2013 to 12/31/2013.........  $12.50989    $13.61768       3,101
    01/01/2014 to 12/31/2014.........  $13.61768    $14.07806       3,033
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08376    $10.28632           0
    01/01/2010 to 12/31/2010.........  $10.28632    $11.22592           0
    01/01/2011 to 12/31/2011.........  $11.22592    $11.07902           0
    01/01/2012 to 12/31/2012.........  $11.07902    $12.51096           0
    01/01/2013 to 12/31/2013.........  $12.51096    $16.74199           0
    01/01/2014 to 12/31/2014.........  $16.74199    $17.97368           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07993    $12.22726          0
    01/01/2007 to 12/31/2007.........  $12.22726    $11.62816          0
    01/01/2008 to 12/31/2008.........  $11.62816    $ 6.66999          0
    01/01/2009 to 12/31/2009.........  $ 6.66999    $ 7.81007          0
    01/01/2010 to 12/31/2010.........  $ 7.81007    $ 8.66458          0
    01/01/2011 to 12/31/2011.........  $ 8.66458    $ 8.13952          0
    01/01/2012 to 12/31/2012.........  $ 8.13952    $ 9.32719          0
    01/01/2013 to 12/31/2013.........  $ 9.32719    $12.78940          0
    01/01/2014 to 12/31/2014.........  $12.78940    $14.26226          0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.15276    $11.43214          0
    01/01/2007 to 12/31/2007.........  $11.43214    $12.88395          0
    01/01/2008 to 12/31/2008.........  $12.88395    $ 7.11622          0
    01/01/2009 to 12/31/2009.........  $ 7.11622    $ 9.05285          0
    01/01/2010 to 12/31/2010.........  $ 9.05285    $10.62849        544
    01/01/2011 to 12/31/2011.........  $10.62849    $10.32516        315
    01/01/2012 to 12/31/2012.........  $10.32516    $11.36411        436
    01/01/2013 to 12/31/2013.........  $11.36411    $15.22043        177
    01/01/2014 to 12/31/2014.........  $15.22043    $16.50219        739
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.21082    $10.68176          0
    01/01/2007 to 12/31/2007.........  $10.68176    $11.10865          0
    01/01/2008 to 12/31/2008.........  $11.10865    $ 8.35835          0
    01/01/2009 to 12/31/2009.........  $ 8.35835    $11.03009        962
    01/01/2010 to 12/31/2010.........  $11.03009    $12.26448        386
    01/01/2011 to 12/31/2011.........  $12.26448    $13.24736         56
    01/01/2012 to 12/31/2012.........  $13.24736    $13.75731         38
    01/01/2013 to 12/31/2013.........  $13.75731    $13.21768          0
    01/01/2014 to 12/31/2014.........  $13.21768    $13.78643          0
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.44442    $12.73424          0
    01/01/2007 to 12/31/2007.........  $12.73424    $13.65679          0
    01/01/2008 to 12/31/2008.........  $13.65679    $ 8.83785          0
    01/01/2009 to 12/31/2009.........  $ 8.83785    $11.39455          0
    01/01/2010 to 12/31/2010.........  $11.39455    $12.51694          0
    01/01/2011 to 12/31/2011.........  $12.51694    $11.88737          0
    01/01/2012 to 12/31/2012.........  $11.88737    $14.34349          0
    01/01/2013 to 12/31/2013.........  $14.34349    $17.94830          0
    01/01/2014 to 12/31/2014.........  $17.94830    $18.23517          0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.05617    $11.53646          0
    01/01/2007 to 12/31/2007.........  $11.53646    $13.01784          0
    01/01/2008 to 12/31/2008.........  $13.01784    $ 8.12919          0
    01/01/2009 to 12/31/2009.........  $ 8.12919    $ 9.90685          0
    01/01/2010 to 12/31/2010.........  $ 9.90685    $10.95423          0
    01/01/2011 to 12/31/2011.........  $10.95423    $10.67597          0
    01/01/2012 to 12/31/2012.........  $10.67597    $12.25442          0
    01/01/2013 to 12/31/2013.........  $12.25442    $16.42420          0
    01/01/2014 to 12/31/2014.........  $16.42420    $17.50473          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99838    $10.18480          0
    01/01/2013 to 12/31/2013.........  $10.18480    $13.43053          0
    01/01/2014 to 12/31/2014.........  $13.43053    $14.51254          0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.05873    $11.56440          0
    01/01/2007 to 12/31/2007.........  $11.56440    $11.64848          0
    01/01/2008 to 12/31/2008.........  $11.64848    $ 7.06599          0
    01/01/2009 to 12/31/2009.........  $ 7.06599    $ 9.62124          0
    01/01/2010 to 12/31/2010.........  $ 9.62124    $11.65953          0
    01/01/2011 to 12/31/2011.........  $11.65953    $11.03672          0
    01/01/2012 to 12/31/2012.........  $11.03672    $12.81203          0
    01/01/2013 to 12/31/2013.........  $12.81203    $16.63249          0
    01/01/2014 to 12/31/2014.........  $16.63249    $18.74732          0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99955    $10.18783          0
    01/01/2007 to 12/31/2007.........  $10.18783    $10.47687          0
    01/01/2008 to 12/31/2008.........  $10.47687    $10.52918          0
    01/01/2009 to 12/31/2009.........  $10.52918    $10.34785          0
    01/01/2010 to 12/31/2010.........  $10.34785    $10.14728          0
    01/01/2011 to 12/31/2011.........  $10.14728    $ 9.95080          0
    01/01/2012 to 12/31/2012.........  $ 9.95080    $ 9.75612          0
    01/01/2013 to 12/31/2013.........  $ 9.75612    $ 9.56479          0
    01/01/2014 to 12/31/2014.........  $ 9.56479    $ 9.37722          0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.66544    $11.78698          0
    01/01/2007 to 12/31/2007.........  $11.78698    $11.92093          0
    01/01/2008 to 12/31/2008.........  $11.92093    $ 6.74815          0
    01/01/2009 to 12/31/2009.........  $ 6.74815    $ 9.30482        528
    01/01/2010 to 12/31/2010.........  $ 9.30482    $11.26042        426
    01/01/2011 to 12/31/2011.........  $11.26042    $10.76561        256
    01/01/2012 to 12/31/2012.........  $10.76561    $12.36201        353
    01/01/2013 to 12/31/2013.........  $12.36201    $17.21092        128
    01/01/2014 to 12/31/2014.........  $17.21092    $19.27797        251
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02828    $10.06526          0
    01/01/2012 to 12/31/2012.........  $10.06526    $10.34839          0
    01/01/2013 to 12/31/2013.........  $10.34839    $ 9.85789          0
    01/01/2014 to 12/31/2014.........  $ 9.85789    $10.16237          0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.37076    $12.64173          0
    01/01/2007 to 12/31/2007.........  $12.64173    $15.14430          0
    01/01/2008 to 12/31/2008.........  $15.14430    $ 8.43558          0
    01/01/2009 to 12/31/2009.........  $ 8.43558    $10.73369          0
    01/01/2010 to 12/31/2010.........  $10.73369    $13.54107          0
    01/01/2011 to 12/31/2011.........  $13.54107    $13.49978          0
    01/01/2012 to 12/31/2012.........  $13.49978    $14.87354          0
    01/01/2013 to 12/31/2013.........  $14.87354    $19.33726          0
    01/01/2014 to 12/31/2014.........  $19.33726    $20.46318          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50804    $10.86446          0
    01/01/2007 to 12/31/2007.........  $10.86446    $12.64347          0
    01/01/2008 to 12/31/2008.........  $12.64347    $ 7.12239          0
    01/01/2009 to 12/31/2009.........  $ 7.12239    $ 8.55827          0
    01/01/2010 to 12/31/2010.........  $ 8.55827    $10.09108          0
    01/01/2011 to 04/29/2011.........  $10.09108    $11.30707          0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99838    $10.30158        537
    01/01/2013 to 12/31/2013.........  $10.30158    $12.00993        230
    01/01/2014 to 12/31/2014.........  $12.00993    $12.37947        481
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10112    $ 5.56591          0
    01/01/2009 to 12/31/2009.........  $ 5.56591    $ 9.08638        975
    01/01/2010 to 12/31/2010.........  $ 9.08638    $10.89213        391
    01/01/2011 to 12/31/2011.........  $10.89213    $ 8.51405         57
    01/01/2012 to 12/31/2012.........  $ 8.51405    $ 9.84347         38
    01/01/2013 to 12/31/2013.........  $ 9.84347    $ 9.67202          0
    01/01/2014 to 12/31/2014.........  $ 9.67202    $ 9.03829          0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03889    $10.20929          0
    01/01/2007 to 12/31/2007.........  $10.20929    $10.68853          0
    01/01/2008 to 12/31/2008.........  $10.68853    $10.59575          0
    01/01/2009 to 12/31/2009.........  $10.59575    $11.45066          0
    01/01/2010 to 12/31/2010.........  $11.45066    $11.66376        358
    01/01/2011 to 12/31/2011.........  $11.66376    $11.69252        235
    01/01/2012 to 12/31/2012.........  $11.69252    $12.00101        338
    01/01/2013 to 12/31/2013.........  $12.00101    $11.50979        175
    01/01/2014 to 12/31/2014.........  $11.50979    $11.27327        395
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97103    $10.28172          0
    01/01/2007 to 12/31/2007.........  $10.28172    $10.91649          0
    01/01/2008 to 12/31/2008.........  $10.91649    $10.46055          0
    01/01/2009 to 12/31/2009.........  $10.46055    $11.95037          0
    01/01/2010 to 12/31/2010.........  $11.95037    $12.62027          0
    01/01/2011 to 12/31/2011.........  $12.62027    $12.76640          0
    01/01/2012 to 12/31/2012.........  $12.76640    $13.68232          0
    01/01/2013 to 12/31/2013.........  $13.68232    $13.16753          0
    01/01/2014 to 12/31/2014.........  $13.16753    $13.45558          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19670    $10.62171       10,571
    01/01/2007 to 12/31/2007.........  $10.62171    $11.32027       23,473
    01/01/2008 to 12/31/2008.........  $11.32027    $ 8.93562       36,986
    01/01/2009 to 12/31/2009.........  $ 8.93562    $10.51580       36,754
    01/01/2010 to 12/31/2010.........  $10.51580    $11.39953       35,414
    01/01/2011 to 12/31/2011.........  $11.39953    $11.28767       47,995
    01/01/2012 to 12/31/2012.........  $11.28767    $12.21401       36,181
    01/01/2013 to 12/31/2013.........  $12.21401    $13.07757       35,395
    01/01/2014 to 12/31/2014.........  $13.07757    $13.56155       34,330
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01829    $10.06516            0
    01/01/2012 to 12/31/2012.........  $10.06516    $10.56916            0
    01/01/2013 to 12/31/2013.........  $10.56916    $10.12224            0
    01/01/2014 to 12/31/2014.........  $10.12224    $10.52520            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16515    $10.45581          487
    01/01/2007 to 12/31/2007.........  $10.45581    $11.42010        7,282
    01/01/2008 to 12/31/2008.........  $11.42010    $ 6.63806        4,342
    01/01/2009 to 12/31/2009.........  $ 6.63806    $ 8.19841        4,941
    01/01/2010 to 12/31/2010.........  $ 8.19841    $ 9.56644        6,660
    01/01/2011 to 12/31/2011.........  $ 9.56644    $ 8.79623        3,340
    01/01/2012 to 12/31/2012.........  $ 8.79623    $ 9.73774        4,090
    01/01/2013 to 12/31/2013.........  $ 9.73774    $11.17223        3,641
    01/01/2014 to 12/31/2014.........  $11.17223    $11.96055        3,987
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.64027    $11.45078            0
    01/01/2007 to 12/31/2007.........  $11.45078    $11.45877            0
    01/01/2008 to 12/31/2008.........  $11.45877    $ 6.88447            0
    01/01/2009 to 12/31/2009.........  $ 6.88447    $ 8.22238            0
    01/01/2010 to 12/31/2010.........  $ 8.22238    $ 9.27431            0
    01/01/2011 to 12/31/2011.........  $ 9.27431    $ 9.40705            0
    01/01/2012 to 12/31/2012.........  $ 9.40705    $10.95646            0
    01/01/2013 to 12/31/2013.........  $10.95646    $14.22503            0
    01/01/2014 to 12/31/2014.........  $14.22503    $16.34662            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99837    $ 8.88098           0
    01/01/2012 to 12/31/2012.........  $ 8.88098    $ 9.85218           0
    01/01/2013 to 12/31/2013.........  $ 9.85218    $11.82239           0
    01/01/2014 to 12/31/2014.........  $11.82239    $12.34402           0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08101    $ 7.33101           0
    01/01/2009 to 12/31/2009.........  $ 7.33101    $ 8.86828           0
    01/01/2010 to 12/31/2010.........  $ 8.86828    $ 9.73060           0
    01/01/2011 to 12/31/2011.........  $ 9.73060    $ 9.36678       1,742
    01/01/2012 to 12/31/2012.........  $ 9.36678    $10.12706       1,742
    01/01/2013 to 12/31/2013.........  $10.12706    $11.16345       1,742
    01/01/2014 to 12/31/2014.........  $11.16345    $11.50703       1,742
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09919    $ 6.68342           0
    01/01/2009 to 12/31/2009.........  $ 6.68342    $ 8.31169           0
    01/01/2010 to 12/31/2010.........  $ 8.31169    $ 9.31755           0
    01/01/2011 to 12/31/2011.........  $ 9.31755    $ 8.91687           0
    01/01/2012 to 12/31/2012.........  $ 8.91687    $10.13196           0
    01/01/2013 to 12/31/2013.........  $10.13196    $11.72716           0
    01/01/2014 to 12/31/2014.........  $11.72716    $12.12172           0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.46891    $11.06202           0
    01/01/2007 to 12/31/2007.........  $11.06202    $11.81124           0
    01/01/2008 to 12/31/2008.........  $11.81124    $ 8.08343       2,447
    01/01/2009 to 12/31/2009.........  $ 8.08343    $10.09749       1,763
    01/01/2010 to 12/31/2010.........  $10.09749    $11.06899       4,159
    01/01/2011 to 12/31/2011.........  $11.06899    $10.48542       2,629
    01/01/2012 to 12/31/2012.........  $10.48542    $11.42439       1,967
    01/01/2013 to 12/31/2013.........  $11.42439    $12.81333         519
    01/01/2014 to 12/31/2014.........  $12.81333    $12.94343         489
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.18344    $12.09814           0
    01/01/2007 to 12/31/2007.........  $12.09814    $13.18937           0
    01/01/2008 to 12/31/2008.........  $13.18937    $ 7.22906           0
    01/01/2009 to 12/31/2009.........  $ 7.22906    $ 9.40232         514
    01/01/2010 to 12/31/2010.........  $ 9.40232    $12.21815         409
    01/01/2011 to 12/31/2011.........  $12.21815    $10.40817         252
    01/01/2012 to 12/31/2012.........  $10.40817    $12.25201         349
    01/01/2013 to 12/31/2013.........  $12.25201    $16.91414         134
    01/01/2014 to 12/31/2014.........  $16.91414    $17.40177         277

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90486    $ 9.89252            0
    01/01/2007 to 12/31/2007.........  $ 9.89252    $10.39092            0
    01/01/2008 to 12/31/2008.........  $10.39092    $ 6.62159            0
    01/01/2009 to 12/31/2009.........  $ 6.62159    $ 8.69297            0
    01/01/2010 to 12/31/2010.........  $ 8.69297    $11.62640            0
    01/01/2011 to 12/31/2011.........  $11.62640    $11.28700            0
    01/01/2012 to 12/31/2012.........  $11.28700    $12.41265            0
    01/01/2013 to 12/31/2013.........  $12.41265    $16.44967            0
    01/01/2014 to 12/31/2014.........  $16.44967    $16.74306            0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.95952    $12.49653            0
    01/01/2007 to 12/31/2007.........  $12.49653    $11.56307            0
    01/01/2008 to 12/31/2008.........  $11.56307    $ 7.96731            0
    01/01/2009 to 12/31/2009.........  $ 7.96731    $ 9.92002          490
    01/01/2010 to 12/31/2010.........  $ 9.92002    $12.25369          398
    01/01/2011 to 12/31/2011.........  $12.25369    $11.29575          242
    01/01/2012 to 12/31/2012.........  $11.29575    $13.08511          334
    01/01/2013 to 12/31/2013.........  $13.08511    $17.62661          125
    01/01/2014 to 12/31/2014.........  $17.62661    $18.19129          264
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.70312    $11.38999            0
    01/01/2007 to 12/31/2007.........  $11.38999    $11.87148       23,402
    01/01/2008 to 12/31/2008.........  $11.87148    $ 8.61898        6,418
    01/01/2009 to 12/31/2009.........  $ 8.61898    $10.48975        9,574
    01/01/2010 to 12/31/2010.........  $10.48975    $11.47036       11,843
    01/01/2011 to 12/31/2011.........  $11.47036    $11.46887       10,666
    01/01/2012 to 12/31/2012.........  $11.46887    $12.76116       13,587
    01/01/2013 to 12/31/2013.........  $12.76116    $14.61687       20,287
    01/01/2014 to 12/31/2014.........  $14.61687    $15.17293       22,131
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.01876    $12.23446            0
    01/01/2007 to 12/31/2007.........  $12.23446    $11.56559            0
    01/01/2008 to 12/31/2008.........  $11.56559    $ 6.58939            0
    01/01/2009 to 12/31/2009.........  $ 6.58939    $ 7.99756          689
    01/01/2010 to 12/31/2010.........  $ 7.99756    $ 8.87911          627
    01/01/2011 to 12/31/2011.........  $ 8.87911    $ 8.56256          392
    01/01/2012 to 12/31/2012.........  $ 8.56256    $ 9.84254          520
    01/01/2013 to 12/31/2013.........  $ 9.84254    $12.51408          208
    01/01/2014 to 12/31/2014.........  $12.51408    $13.18480          426

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93989    $10.44494          0
    01/01/2007 to 12/31/2007.........  $10.44494    $11.08230          0
    01/01/2008 to 12/31/2008.........  $11.08230    $ 6.45716          0
    01/01/2009 to 12/31/2009.........  $ 6.45716    $ 9.70941        591
    01/01/2010 to 12/31/2010.........  $ 9.70941    $11.02414        237
    01/01/2011 to 12/31/2011.........  $11.02414    $10.62508         34
    01/01/2012 to 12/31/2012.........  $10.62508    $12.24799         23
    01/01/2013 to 12/31/2013.........  $12.24799    $17.29463          0
    01/01/2014 to 12/31/2014.........  $17.29463    $18.37052          0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.75887    $13.29851          0
    01/01/2007 to 12/31/2007.........  $13.29851    $18.31759          0
    01/01/2008 to 12/31/2008.........  $18.31759    $ 8.98133          0
    01/01/2009 to 12/31/2009.........  $ 8.98133    $13.15053        359
    01/01/2010 to 12/31/2010.........  $13.15053    $15.52981        144
    01/01/2011 to 12/31/2011.........  $15.52981    $12.95425         21
    01/01/2012 to 12/31/2012.........  $12.95425    $13.15910         14
    01/01/2013 to 12/31/2013.........  $13.15910    $14.88539          0
    01/01/2014 to 12/31/2014.........  $14.88539    $13.37329          0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.54430    $ 9.81863          0
    01/01/2007 to 12/31/2007.........  $ 9.81863    $10.55353          0
    01/01/2008 to 12/31/2008.........  $10.55353    $10.09452          0
    01/01/2009 to 12/31/2009.........  $10.09452    $11.09557          0
    01/01/2010 to 12/31/2010.........  $11.09557    $11.50292          0
    01/01/2011 to 12/31/2011.........  $11.50292    $11.74276          0
    01/01/2012 to 12/31/2012.........  $11.74276    $12.11361          0
    01/01/2013 to 12/31/2013.........  $12.11361    $11.43039          0
    01/01/2014 to 12/31/2014.........  $11.43039    $11.26871          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63310    $11.33625         0
    01/01/2007 to 12/31/2007.........  $11.33625    $12.17518         0
    01/01/2008 to 12/31/2008.........  $12.17518    $ 6.88390         0
    01/01/2009 to 12/31/2009.........  $ 6.88390    $ 8.66769         0
    01/01/2010 to 12/31/2010.........  $ 8.66769    $ 9.74160         0
    01/01/2011 to 12/31/2011.........  $ 9.74160    $ 9.22075         0
    01/01/2012 to 12/31/2012.........  $ 9.22075    $10.03476         0
    01/01/2013 to 12/31/2013.........  $10.03476    $11.85510         0
    01/01/2014 to 12/31/2014.........  $11.85510    $12.26244         0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99837    $ 9.97564         0
    01/01/2008 to 12/31/2008.........  $ 9.97564    $ 9.27033         0
    01/01/2009 to 12/31/2009.........  $ 9.27033    $10.14552         0
    01/01/2010 to 12/31/2010.........  $10.14552    $10.72220         0
    01/01/2011 to 12/31/2011.........  $10.72220    $11.14563         0
    01/01/2012 to 12/31/2012.........  $11.14563    $11.78482         0
    01/01/2013 to 12/31/2013.........  $11.78482    $11.38119         0
    01/01/2014 to 12/31/2014.........  $11.38119    $11.96112         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07802    $ 6.62871         0
    01/01/2009 to 12/31/2009.........  $ 6.62871    $ 8.45254         0
    01/01/2010 to 12/31/2010.........  $ 8.45254    $ 9.13538         0
    01/01/2011 to 12/31/2011.........  $ 9.13538    $ 8.80688         0
    01/01/2012 to 09/21/2012.........  $ 8.80688    $ 9.84396         0

* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08004    $10.91282       11,484
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563       12,332
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905        2,982
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357        2,935
    01/01/2011 to 12/31/2011.........  $10.05357    $ 9.68945        9,842
    01/01/2012 to 12/31/2012.........  $ 9.68945    $10.79903        9,387
    01/01/2013 to 12/31/2013.........  $10.79903    $11.75851       16,082
    01/01/2014 to 12/31/2014.........  $11.75851    $12.08662       12,449
 AST ADVANCED STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07305    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896        1,409
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254        1,409
    01/01/2011 to 12/31/2011.........  $10.59254    $10.49952        1,409
    01/01/2012 to 12/31/2012.........  $10.49952    $11.81435       13,906
    01/01/2013 to 12/31/2013.........  $11.81435    $13.63409       17,094
    01/01/2014 to 12/31/2014.........  $13.63409    $14.32368       21,722
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12345    $10.18301            0
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177            0
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764            0
    01/01/2011 to 12/31/2011.........  $ 8.64764    $ 8.86776            0
    01/01/2012 to 05/04/2012.........  $ 8.86776    $ 9.65752            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07151    $10.86097            0
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698            0
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958        1,416
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804        3,620
    01/01/2011 to 12/31/2011.........  $10.40804    $10.17985       36,090
    01/01/2012 to 12/31/2012.........  $10.17985    $11.33645       46,569
    01/01/2013 to 12/31/2013.........  $11.33645    $13.20498       78,022
    01/01/2014 to 12/31/2014.........  $13.20498    $13.92690       82,484

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 9.20827            0
    01/01/2012 to 12/31/2012.........  $ 9.20827    $10.20156            0
    01/01/2013 to 12/31/2013.........  $10.20156    $11.19672            0
    01/01/2014 to 12/31/2014.........  $11.19672    $11.62858            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.54820            0
    01/01/2014 to 12/31/2014.........  $10.54820    $10.81738            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815            0
    01/01/2011 to 12/31/2011.........  $11.60815    $10.81845            0
    01/01/2012 to 12/31/2012.........  $10.81845    $12.12874            0
    01/01/2013 to 12/31/2013.........  $12.12874    $15.78294            0
    01/01/2014 to 12/31/2014.........  $15.78294    $17.23085            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09687    $11.01224            0
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376            0
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257            0
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109        5,003
    01/01/2011 to 12/31/2011.........  $ 9.88109    $ 9.54594       11,275
    01/01/2012 to 12/31/2012.........  $ 9.54594    $10.74833       18,256
    01/01/2013 to 12/31/2013.........  $10.74833    $13.05551       12,520
    01/01/2014 to 12/31/2014.........  $13.05551    $13.83039       35,764
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99918    $11.72984            0
    01/01/2014 to 12/31/2014.........  $11.72984    $13.19431            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10286    $ 7.81223            0
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371            0
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219            0
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127            0
    01/01/2011 to 12/31/2011.........  $ 8.36127    $ 8.82419            0
    01/01/2012 to 12/31/2012.........  $ 8.82419    $10.07765           18
    01/01/2013 to 12/31/2013.........  $10.07765    $10.29050        2,386
    01/01/2014 to 12/31/2014.........  $10.29050    $13.33818        5,228
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09789    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $ 9.73366            0
    01/01/2014 to 12/31/2014.........  $ 9.73366    $10.12900            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07381    $10.77036            0
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618            0
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682            0
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021            0
    01/01/2011 to 12/31/2011.........  $ 9.70021    $ 9.45972        1,311
    01/01/2012 to 12/31/2012.........  $ 9.45972    $10.36217       15,691
    01/01/2013 to 12/31/2013.........  $10.36217    $11.77393       20,997
    01/01/2014 to 12/31/2014.........  $11.77393    $12.02477       19,045
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522        2,740
    01/01/2011 to 12/31/2011.........  $10.15522    $ 9.80622        2,104
    01/01/2012 to 12/31/2012.........  $ 9.80622    $11.03284        1,348
    01/01/2013 to 12/31/2013.........  $11.03284    $13.02361        2,275
    01/01/2014 to 12/31/2014.........  $13.02361    $13.63207        1,233
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594            0
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.79695        1,740
    01/01/2013 to 12/31/2013.........  $10.79695    $13.30615        2,020
    01/01/2014 to 12/31/2014.........  $13.30615    $13.59311        1,167
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.86599            0
    01/01/2014 to 12/31/2014.........  $10.86599    $11.03376            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224            0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276            0
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197            0
    01/01/2011 to 12/31/2011.........  $ 9.76197    $ 9.17833            0
    01/01/2012 to 12/31/2012.........  $ 9.17833    $11.52315          760
    01/01/2013 to 12/31/2013.........  $11.52315    $11.90508          736
    01/01/2014 to 12/31/2014.........  $11.90508    $13.42844        2,063

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09100    $11.53628            0
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244            0
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167            0
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965            0
    01/01/2011 to 12/31/2011.........  $11.01965    $10.47885            0
    01/01/2012 to 12/31/2012.........  $10.47885    $12.42563        1,093
    01/01/2013 to 12/31/2013.........  $12.42563    $15.96125           71
    01/01/2014 to 02/07/2014.........  $15.96125    $15.71317            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11632    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950            0
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556            0
    01/01/2011 to 12/31/2011.........  $ 8.22556    $ 7.69478            0
    01/01/2012 to 12/31/2012.........  $ 7.69478    $ 9.11684           20
    01/01/2013 to 12/31/2013.........  $ 9.11684    $12.05440        1,316
    01/01/2014 to 12/31/2014.........  $12.05440    $13.50241        2,299
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09800    $11.48986            0
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635            0
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903            0
    01/01/2011 to 12/31/2011.........  $12.42903    $11.93976            0
    01/01/2012 to 12/31/2012.........  $11.93976    $14.14015        1,396
    01/01/2013 to 12/31/2013.........  $14.14015    $18.50694        2,504
    01/01/2014 to 12/31/2014.........  $18.50694    $20.43596        5,031
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998            0
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543            0
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606            0
    01/01/2011 to 12/31/2011.........  $10.32606    $10.17206            0
    01/01/2012 to 12/31/2012.........  $10.17206    $11.09154        9,423
    01/01/2013 to 12/31/2013.........  $11.09154    $12.06017       13,204
    01/01/2014 to 12/31/2014.........  $12.06017    $12.42331       17,974
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279            0
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383            0
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909            0
    01/01/2011 to 12/31/2011.........  $12.07909    $12.11532            0
    01/01/2012 to 12/31/2012.........  $12.11532    $13.87726          592
    01/01/2013 to 12/31/2013.........  $13.87726    $19.07270        1,617
    01/01/2014 to 12/31/2014.........  $19.07270    $20.24314        1,633

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11154    $10.19617           0
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963           0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124           0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078           0
    01/01/2011 to 12/31/2011.........  $ 8.25078    $ 8.12903           0
    01/01/2012 to 12/31/2012.........  $ 8.12903    $ 9.12709          19
    01/01/2013 to 12/31/2013.........  $ 9.12709    $12.16608       1,169
    01/01/2014 to 12/31/2014.........  $12.16608    $12.23327       2,902
 AST HIGH YIELD PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99918    $ 9.96607           0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697           0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035           0
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074           0
    01/01/2011 to 12/31/2011.........  $11.08074    $11.31919           0
    01/01/2012 to 12/31/2012.........  $11.31919    $12.76194       1,142
    01/01/2013 to 12/31/2013.........  $12.76194    $13.54280       2,602
    01/01/2014 to 12/31/2014.........  $13.54280    $13.75166       4,729
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.15948    $12.05201           0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863           0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483           0
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789           0
    01/01/2011 to 12/31/2011.........  $ 9.01789    $ 7.77483           0
    01/01/2012 to 12/31/2012.........  $ 7.77483    $ 9.26557           0
    01/01/2013 to 12/31/2013.........  $ 9.26557    $10.92201           0
    01/01/2014 to 12/31/2014.........  $10.92201    $10.21646           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12617    $11.65068           0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950           0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615           0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929           0
    01/01/2011 to 12/31/2011.........  $ 9.17929    $ 7.94794           0
    01/01/2012 to 12/31/2012.........  $ 7.94794    $ 9.18156           0
    01/01/2013 to 12/31/2013.........  $ 9.18156    $10.86035           0
    01/01/2014 to 12/31/2014.........  $10.86035    $10.03208           0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178           0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427           0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569           0
    01/01/2011 to 12/31/2011.........  $10.13569    $ 9.97825           0
    01/01/2012 to 12/31/2012.........  $ 9.97825    $11.22134       4,842
    01/01/2013 to 12/31/2013.........  $11.22134    $12.91910       5,595
    01/01/2014 to 12/31/2014.........  $12.91910    $13.60521       5,755

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.14435    $10.97941           0
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232           0
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302           0
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678           0
    01/01/2011 to 12/31/2011.........  $ 9.09678    $ 8.18270           0
    01/01/2012 to 12/31/2012.........  $ 8.18270    $ 9.87658          38
    01/01/2013 to 12/31/2013.........  $ 9.87658    $11.28094       1,177
    01/01/2014 to 12/31/2014.........  $11.28094    $10.45830       5,285
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08054    $10.17383           0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858           0
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568           0
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289           0
    01/01/2011 to 12/31/2011.........  $10.65289    $10.57215           0
    01/01/2012 to 12/31/2012.........  $10.57215    $11.58947       5,069
    01/01/2013 to 12/31/2013.........  $11.58947    $12.74066       4,886
    01/01/2014 to 12/31/2014.........  $12.74066    $13.30181       7,091
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963           0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164           0
    01/01/2011 to 12/31/2011.........  $11.35164    $11.31377           0
    01/01/2012 to 12/31/2012.........  $11.31377    $12.90295           0
    01/01/2013 to 12/31/2013.........  $12.90295    $17.43738           0
    01/01/2014 to 12/31/2014.........  $17.43738    $18.90555         123
 AST LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11587    $ 9.84473           0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314           0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404           0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590           0
    01/01/2011 to 12/31/2011.........  $ 7.55590    $ 7.16817           0
    01/01/2012 to 12/31/2012.........  $ 7.16817    $ 8.29561          32
    01/01/2013 to 12/31/2013.........  $ 8.29561    $11.48738         677
    01/01/2014 to 12/31/2014.........  $11.48738    $12.93708       3,267
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13199    $11.47337           0
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005           0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241           0
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903           0
    01/01/2011 to 12/31/2011.........  $ 9.74903    $ 9.56442       2,470
    01/01/2012 to 12/31/2012.........  $ 9.56442    $10.63120          16
    01/01/2013 to 12/31/2013.........  $10.63120    $14.37959           0
    01/01/2014 to 12/31/2014.........  $14.37959    $15.74482         918

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.02439    $10.32185           0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324           0
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274           0
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757           0
    01/01/2011 to 12/31/2011.........  $11.73757    $12.80336           0
    01/01/2012 to 12/31/2012.........  $12.80336    $13.42818       2,647
    01/01/2013 to 12/31/2013.........  $13.42818    $13.02931       3,308
    01/01/2014 to 12/31/2014.........  $13.02931    $13.72449       3,119
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11667    $10.95164           0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759           0
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966           0
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903         323
    01/01/2011 to 12/31/2011.........  $10.33903    $ 9.91614         314
    01/01/2012 to 12/31/2012.........  $ 9.91614    $12.08368         337
    01/01/2013 to 12/31/2013.........  $12.08368    $15.27018       4,344
    01/01/2014 to 12/31/2014.........  $15.27018    $15.66783       4,112
 AST MFS GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10694    $11.59267           0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108           0
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798           0
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775           0
    01/01/2011 to 12/31/2011.........  $10.04775    $ 9.88927           0
    01/01/2012 to 12/31/2012.........  $ 9.88927    $11.46400          15
    01/01/2013 to 12/31/2013.........  $11.46400    $15.51686       6,540
    01/01/2014 to 12/31/2014.........  $15.51686    $16.70138       2,126
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99918    $10.22213           0
    01/01/2013 to 12/31/2013.........  $10.22213    $13.61300           0
    01/01/2014 to 12/31/2014.........  $13.61300    $14.85534           0
 AST MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10574    $10.11084           0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415           0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751           0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410           0
    01/01/2011 to 12/31/2011.........  $10.42410    $ 9.96483           0
    01/01/2012 to 12/31/2012.........  $ 9.96483    $11.68256          23
    01/01/2013 to 12/31/2013.........  $11.68256    $15.31633       5,856
    01/01/2014 to 12/31/2014.........  $15.31633    $17.43481       2,771

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.00052    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357            0
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528            0
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485            0
    01/01/2011 to 12/31/2011.........  $10.27485    $10.17598        7,315
    01/01/2012 to 12/31/2012.........  $10.17598    $10.07626        2,251
    01/01/2013 to 12/31/2013.........  $10.07626    $ 9.97714        1,433
    01/01/2014 to 12/31/2014.........  $ 9.97714    $ 9.87852       23,288
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13369    $10.25701            0
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395            0
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575            0
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960            0
    01/01/2011 to 12/31/2011.........  $ 9.97960    $ 9.63540            0
    01/01/2012 to 12/31/2012.........  $ 9.63540    $11.17393           23
    01/01/2013 to 12/31/2013.........  $11.17393    $15.71072        2,215
    01/01/2014 to 12/31/2014.........  $15.71072    $17.77178        3,289
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11565    $11.82260            0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075            0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648            0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845            0
    01/01/2011 to 12/31/2011.........  $10.88845    $10.96268            0
    01/01/2012 to 12/31/2012.........  $10.96268    $12.19821          685
    01/01/2013 to 12/31/2013.........  $12.19821    $16.01598        2,086
    01/01/2014 to 12/31/2014.........  $16.01598    $17.11635        1,694
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12073    $11.75209            0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601            0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354            0
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127            0
    01/01/2011 to 04/29/2011.........  $ 9.66127    $10.86028            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.37057           17
    01/01/2013 to 12/31/2013.........  $10.37057    $12.20998            0
    01/01/2014 to 12/31/2014.........  $12.20998    $12.71038        1,615

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093            0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761            0
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868            0
    01/01/2011 to 12/31/2011.........  $11.15868    $ 8.80869            0
    01/01/2012 to 12/31/2012.........  $ 8.80869    $10.28504            0
    01/01/2013 to 12/31/2013.........  $10.28504    $10.20593            0
    01/01/2014 to 12/31/2014.........  $10.20593    $ 9.63174            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99034    $10.47408            0
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603            0
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430            0
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276            0
    01/01/2011 to 12/31/2011.........  $11.77276    $11.91843        2,162
    01/01/2012 to 12/31/2012.........  $11.91843    $12.35443        2,629
    01/01/2013 to 12/31/2013.........  $12.35443    $11.96593        8,160
    01/01/2014 to 12/31/2014.........  $11.96593    $11.83586        5,014
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99058    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988            0
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093            0
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524        1,379
    01/01/2011 to 12/31/2011.........  $12.57524    $12.84647        1,058
    01/01/2012 to 12/31/2012.........  $12.84647    $13.90489        4,226
    01/01/2013 to 12/31/2013.........  $13.90489    $13.51422       32,270
    01/01/2014 to 12/31/2014.........  $13.51422    $13.94662       13,001
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.04514    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497        2,810
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       62,109
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697       59,310
    01/01/2011 to 12/31/2011.........  $11.15697    $11.15675       59,232
    01/01/2012 to 12/31/2012.........  $11.15675    $12.19226       56,097
    01/01/2013 to 12/31/2013.........  $12.19226    $13.18351       54,932
    01/01/2014 to 12/31/2014.........  $13.18351    $13.80684       67,255
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10404    $11.19117            0
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949            0
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394        1,599
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573        1,599
    01/01/2011 to 12/31/2011.........  $ 9.65573    $ 8.96603        1,599
    01/01/2012 to 12/31/2012.........  $ 8.96603    $10.02421        2,311
    01/01/2013 to 12/31/2013.........  $10.02421    $11.61472        3,986
    01/01/2014 to 12/31/2014.........  $11.61472    $12.55744       33,927

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11188    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304        1,694
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041        1,645
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622        1,594
    01/01/2011 to 12/31/2011.........  $ 8.64622    $ 8.85664        1,546
    01/01/2012 to 12/31/2012.........  $ 8.85664    $10.41779        1,532
    01/01/2013 to 12/31/2013.........  $10.41779    $13.65949        2,489
    01/01/2014 to 12/31/2014.........  $13.65949    $15.85219        3,284
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 8.93992            0
    01/01/2012 to 12/31/2012.........  $ 8.93992    $10.01604            0
    01/01/2013 to 12/31/2013.........  $10.01604    $12.13798            0
    01/01/2014 to 12/31/2014.........  $12.13798    $12.79898          233
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
    01/01/2011 to 12/31/2011.........  $ 9.99007    $ 9.71160        2,230
    01/01/2012 to 12/31/2012.........  $ 9.71160    $10.60403        9,000
    01/01/2013 to 12/31/2013.........  $10.60403    $11.80510       15,625
    01/01/2014 to 12/31/2014.........  $11.80510    $12.28896       17,952
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
    01/01/2011 to 12/31/2011.........  $ 9.56609    $ 9.24529            0
    01/01/2012 to 12/31/2012.........  $ 9.24529    $10.60940            0
    01/01/2013 to 12/31/2013.........  $10.60940    $12.40140            0
    01/01/2014 to 12/31/2014.........  $12.40140    $12.94564       15,105
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07291    $10.87140            0
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399            0
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895            0
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368            0
    01/01/2011 to 12/31/2011.........  $10.49368    $10.03860        3,919
    01/01/2012 to 12/31/2012.........  $10.03860    $11.04609       15,221
    01/01/2013 to 12/31/2013.........  $11.04609    $12.51162       14,508
    01/01/2014 to 12/31/2014.........  $12.51162    $12.76388        9,960

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10254    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932            0
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905          364
    01/01/2011 to 12/31/2011.........  $10.41905    $ 8.96343          354
    01/01/2012 to 12/31/2012.........  $ 8.96343    $10.65604          369
    01/01/2013 to 12/31/2013.........  $10.65604    $14.85632        1,278
    01/01/2014 to 12/31/2014.........  $14.85632    $15.43593        1,968
 AST SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09716    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
    01/01/2011 to 12/31/2011.........  $12.06406    $11.82778            0
    01/01/2012 to 12/31/2012.........  $11.82778    $13.13644            0
    01/01/2013 to 12/31/2013.........  $13.13644    $17.58113            0
    01/01/2014 to 12/31/2014.........  $17.58113    $18.07191        1,089
 AST SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11095    $ 9.43656            0
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0
    01/01/2011 to 12/31/2011.........  $10.30053    $ 9.58913            0
    01/01/2012 to 12/31/2012.........  $ 9.58913    $11.21832           23
    01/01/2013 to 12/31/2013.........  $11.21832    $15.26149        3,645
    01/01/2014 to 12/31/2014.........  $15.26149    $15.90635        1,575
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.06740    $10.57860            0
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653            0
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361            0
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807        2,184
    01/01/2011 to 12/31/2011.........  $10.52807    $10.63067        3,039
    01/01/2012 to 12/31/2012.........  $10.63067    $11.94592       23,637
    01/01/2013 to 12/31/2013.........  $11.94592    $13.81861       32,182
    01/01/2014 to 12/31/2014.........  $13.81861    $14.48626       39,114

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11700    $ 9.82815           0
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507           0
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144           0
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169           0
    01/01/2011 to 12/31/2011.........  $ 7.77169    $ 7.56873           0
    01/01/2012 to 12/31/2012.........  $ 7.56873    $ 8.78643           0
    01/01/2013 to 12/31/2013.........  $ 8.78643    $11.28190       4,424
    01/01/2014 to 12/31/2014.........  $11.28190    $12.00433       6,949
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08361    $10.93976           0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744           0
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555           0
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897           0
    01/01/2011 to 12/31/2011.........  $11.20897    $10.91000           0
    01/01/2012 to 12/31/2012.........  $10.91000    $12.70117           0
    01/01/2013 to 12/31/2013.........  $12.70117    $18.11188       1,087
    01/01/2014 to 12/31/2014.........  $18.11188    $19.42910       5,419
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.17958    $13.94064           0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317           0
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784           0
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409         878
    01/01/2011 to 12/31/2011.........  $12.17409    $10.25550         854
    01/01/2012 to 12/31/2012.........  $10.25550    $10.52125         853
    01/01/2013 to 12/31/2013.........  $10.52125    $12.01930       4,036
    01/01/2014 to 12/31/2014.........  $12.01930    $10.90540       3,053

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.98213    $10.73003           0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499           0
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569           0
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612           0
    01/01/2011 to 12/31/2011.........  $12.04612    $12.41886           0
    01/01/2012 to 12/31/2012.........  $12.41886    $12.93840          13
    01/01/2013 to 12/31/2013.........  $12.93840    $12.32953         189
    01/01/2014 to 12/31/2014.........  $12.32953    $12.27550         138
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12210    $11.05096           0
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035           0
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421           0
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752           0
    01/01/2011 to 12/31/2011.........  $ 9.10752    $ 8.70580           0
    01/01/2012 to 12/31/2012.........  $ 8.70580    $ 9.56832          35
    01/01/2013 to 12/31/2013.........  $ 9.56832    $11.41596           0
    01/01/2014 to 12/31/2014.........  $11.41596    $11.92516       4,247
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774           0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351           0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999           0
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727           0
    01/01/2011 to 12/31/2011.........  $11.05727    $11.60740           0
    01/01/2012 to 12/31/2012.........  $11.60740    $12.39484       1,828
    01/01/2013 to 12/31/2013.........  $12.39484    $12.08896       1,727
    01/01/2014 to 12/31/2014.........  $12.08896    $12.83064       1,641
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267           0
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292           0
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902           0
    01/01/2011 to 12/31/2011.........  $ 9.37902    $ 9.13111       1,212
    01/01/2012 to 09/21/2012.........  $ 9.13111    $10.27970           0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.75%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97003    $10.54251      296,477
    01/01/2007 to 12/31/2007.........  $10.54251    $11.31443      600,202
    01/01/2008 to 12/31/2008.........  $11.31443    $ 7.58029      690,422
    01/01/2009 to 12/31/2009.........  $ 7.58029    $ 9.26448      799,056
    01/01/2010 to 12/31/2010.........  $ 9.26448    $10.19462      806,904
    01/01/2011 to 12/31/2011.........  $10.19462    $ 9.75312      722,709
    01/01/2012 to 12/31/2012.........  $ 9.75312    $10.78971      726,773
    01/01/2013 to 12/31/2013.........  $10.78971    $11.66170      713,714
    01/01/2014 to 12/31/2014.........  $11.66170    $11.89871      681,328
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98875    $10.48624          986
    01/01/2007 to 12/31/2007.........  $10.48624    $11.28462       83,485
    01/01/2008 to 12/31/2008.........  $11.28462    $ 7.78498      220,600
    01/01/2009 to 12/31/2009.........  $ 7.78498    $ 9.65571      369,600
    01/01/2010 to 12/31/2010.........  $ 9.65571    $10.79033      438,441
    01/01/2011 to 12/31/2011.........  $10.79033    $10.61693      400,750
    01/01/2012 to 12/31/2012.........  $10.61693    $11.85825      422,294
    01/01/2013 to 12/31/2013.........  $11.85825    $13.58391      421,754
    01/01/2014 to 12/31/2014.........  $13.58391    $14.16565      399,877
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98438    $11.02064            0
    01/01/2007 to 12/31/2007.........  $11.02064    $10.81865          782
    01/01/2008 to 12/31/2008.........  $10.81865    $ 6.93814          781
    01/01/2009 to 12/31/2009.........  $ 6.93814    $ 8.03080        6,085
    01/01/2010 to 12/31/2010.........  $ 8.03080    $ 8.98555        6,133
    01/01/2011 to 12/31/2011.........  $ 8.98555    $ 9.14661        8,346
    01/01/2012 to 05/04/2012.........  $ 9.14661    $ 9.93586            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97944    $10.49898       17,026
    01/01/2007 to 12/31/2007.........  $10.49898    $11.25387       62,593
    01/01/2008 to 12/31/2008.........  $11.25387    $ 7.88566      294,740
    01/01/2009 to 12/31/2009.........  $ 7.88566    $ 9.55557      575,103
    01/01/2010 to 12/31/2010.........  $ 9.55557    $10.54773      604,407
    01/01/2011 to 12/31/2011.........  $10.54773    $10.24057      536,225
    01/01/2012 to 12/31/2012.........  $10.24057    $11.31975      569,835
    01/01/2013 to 12/31/2013.........  $11.31975    $13.08835      515,247
    01/01/2014 to 12/31/2014.........  $13.08835    $13.70209      492,444

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 9.16255           0
    01/01/2012 to 12/31/2012.........  $ 9.16255    $10.07596           0
    01/01/2013 to 12/31/2013.........  $10.07596    $10.97739           0
    01/01/2014 to 12/31/2014.........  $10.97739    $11.31669           0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $10.49507           0
    01/01/2014 to 12/31/2014.........  $10.49507    $10.68352           0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99905    $ 9.38572           0
    01/01/2010 to 12/31/2010.........  $ 9.38572    $10.19992           0
    01/01/2011 to 12/31/2011.........  $10.19992    $10.99092           0
    01/01/2012 to 12/31/2012.........  $10.99092    $11.25150           0
    01/01/2013 to 12/31/2013.........  $11.25150    $10.98198           0
    01/01/2014 to 12/31/2014.........  $10.98198    $10.84304           0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99858    $12.04396           0
    01/01/2009 to 12/31/2009.........  $12.04396    $11.12056           0
    01/01/2010 to 12/31/2010.........  $11.12056    $12.15179           0
    01/01/2011 to 12/31/2011.........  $12.15179    $13.56492           0
    01/01/2012 to 12/31/2012.........  $13.56492    $14.09333           0
    01/01/2013 to 12/31/2013.........  $14.09333    $13.41564           0
    01/01/2014 to 12/31/2014.........  $13.41564    $13.53594           0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99858    $12.11286           0
    01/01/2009 to 12/31/2009.........  $12.11286    $10.98780           0
    01/01/2010 to 12/31/2010.........  $10.98780    $12.02578           0
    01/01/2011 to 12/31/2011.........  $12.02578    $13.70693           0
    01/01/2012 to 12/31/2012.........  $13.70693    $14.26024           0
    01/01/2013 to 12/31/2013.........  $14.26024    $13.33784           0
    01/01/2014 to 12/31/2014.........  $13.33784    $13.66734           0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99905    $ 8.79604           0
    01/01/2010 to 12/31/2010.........  $ 8.79604    $ 9.66876       1,486
    01/01/2011 to 12/31/2011.........  $ 9.66876    $11.27734           0
    01/01/2012 to 12/31/2012.........  $11.27734    $11.78346           0
    01/01/2013 to 12/31/2013.........  $11.78346    $10.82629           0
    01/01/2014 to 12/31/2014.........  $10.82629    $11.29551           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99810    $11.01729        6,259
    01/01/2011 to 12/31/2011.........  $11.01729    $13.02623       23,762
    01/01/2012 to 12/31/2012.........  $13.02623    $13.67162       11,015
    01/01/2013 to 12/31/2013.........  $13.67162    $12.49582          229
    01/01/2014 to 12/31/2014.........  $12.49582    $13.22419          198
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99857    $12.03025       34,654
    01/01/2012 to 12/31/2012.........  $12.03025    $12.51433       33,539
    01/01/2013 to 12/31/2013.........  $12.51433    $11.10044            0
    01/01/2014 to 12/31/2014.........  $11.10044    $12.04074            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99810    $10.40740        3,259
    01/01/2013 to 12/31/2013.........  $10.40740    $ 9.18516       43,943
    01/01/2014 to 12/31/2014.........  $ 9.18516    $10.16623       18,561
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99905    $ 8.75667       59,163
    01/01/2014 to 12/31/2014.........  $ 8.75667    $ 9.86176       23,209
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99905    $11.31222       20,784
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14535    $10.29945            0
    01/01/2010 to 12/31/2010.........  $10.29945    $11.51148        1,007
    01/01/2011 to 12/31/2011.........  $11.51148    $10.64939          419
    01/01/2012 to 12/31/2012.........  $10.64939    $11.85108          760
    01/01/2013 to 12/31/2013.........  $11.85108    $15.30798          823
    01/01/2014 to 12/31/2014.........  $15.30798    $16.58906          533
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97974    $10.60086      109,873
    01/01/2007 to 12/31/2007.........  $10.60086    $11.43120      334,352
    01/01/2008 to 12/31/2008.........  $11.43120    $ 7.30917      337,787
    01/01/2009 to 12/31/2009.........  $ 7.30917    $ 9.00313      451,541
    01/01/2010 to 12/31/2010.........  $ 9.00313    $10.03170      499,833
    01/01/2011 to 12/31/2011.........  $10.03170    $ 9.62010      399,272
    01/01/2012 to 12/31/2012.........  $ 9.62010    $10.75186      412,909
    01/01/2013 to 12/31/2013.........  $10.75186    $12.96360      408,166
    01/01/2014 to 12/31/2014.........  $12.96360    $13.63181      400,277

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99857    $11.65594            0
    01/01/2014 to 12/31/2014.........  $11.65594    $13.01454          451
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88701    $12.11318           34
    01/01/2007 to 12/31/2007.........  $12.11318    $ 9.53033          203
    01/01/2008 to 12/31/2008.........  $ 9.53033    $ 6.08313          202
    01/01/2009 to 12/31/2009.........  $ 6.08313    $ 7.88735          165
    01/01/2010 to 12/31/2010.........  $ 7.88735    $ 9.97588          278
    01/01/2011 to 12/31/2011.........  $ 9.97588    $10.45070          470
    01/01/2012 to 12/31/2012.........  $10.45070    $11.84713        1,972
    01/01/2013 to 12/31/2013.........  $11.84713    $12.00823        2,024
    01/01/2014 to 12/31/2014.........  $12.00823    $15.45011        1,836
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98285    $10.45147           20
    01/01/2007 to 12/31/2007.........  $10.45147    $ 8.44578          940
    01/01/2008 to 07/18/2008.........  $ 8.44578    $ 7.73525            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $ 9.68473            0
    01/01/2014 to 12/31/2014.........  $ 9.68473    $10.00378            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.52216        8,973
    01/01/2007 to 12/31/2007.........  $10.52216    $11.22519       65,964
    01/01/2008 to 12/31/2008.........  $11.22519    $ 7.22737      179,253
    01/01/2009 to 12/31/2009.........  $ 7.22737    $ 8.79712      241,871
    01/01/2010 to 12/31/2010.........  $ 8.79712    $ 9.88773      247,345
    01/01/2011 to 12/31/2011.........  $ 9.88773    $ 9.57167      219,031
    01/01/2012 to 12/31/2012.........  $ 9.57167    $10.40722      208,997
    01/01/2013 to 12/31/2013.........  $10.40722    $11.73797      191,915
    01/01/2014 to 12/31/2014.........  $11.73797    $11.89971      177,210
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10358    $ 7.50322            0
    01/01/2009 to 12/31/2009.........  $ 7.50322    $ 8.93974        5,524
    01/01/2010 to 12/31/2010.........  $ 8.93974    $ 9.95667        5,317
    01/01/2011 to 12/31/2011.........  $ 9.95667    $ 9.54376        4,701
    01/01/2012 to 12/31/2012.........  $ 9.54376    $10.65837        5,146
    01/01/2013 to 12/31/2013.........  $10.65837    $12.48890        3,231
    01/01/2014 to 12/31/2014.........  $12.48890    $12.97613        3,153

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99858    $ 7.47065        7,730
    01/01/2009 to 11/13/2009.........  $ 7.47065    $ 8.35030            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99858    $10.74305      140,371
    01/01/2013 to 12/31/2013.........  $10.74305    $13.14209      146,918
    01/01/2014 to 12/31/2014.........  $13.14209    $13.32657      144,251
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $10.81138            0
    01/01/2014 to 12/31/2014.........  $10.81138    $10.89737        4,998
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17526    $ 6.11150            0
    01/01/2009 to 12/31/2009.........  $ 6.11150    $ 8.11460            0
    01/01/2010 to 12/31/2010.........  $ 8.11460    $ 9.58600            0
    01/01/2011 to 12/31/2011.........  $ 9.58600    $ 8.94656            0
    01/01/2012 to 12/31/2012.........  $ 8.94656    $11.14928            0
    01/01/2013 to 12/31/2013.........  $11.14928    $11.43388            0
    01/01/2014 to 12/31/2014.........  $11.43388    $12.80175            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93493    $10.24906           60
    01/01/2007 to 12/31/2007.........  $10.24906    $11.48125        5,896
    01/01/2008 to 12/31/2008.........  $11.48125    $ 6.73972        5,299
    01/01/2009 to 12/31/2009.........  $ 6.73972    $ 9.89579        6,378
    01/01/2010 to 12/31/2010.........  $ 9.89579    $10.72625        3,409
    01/01/2011 to 12/31/2011.........  $10.72625    $10.12478        2,741
    01/01/2012 to 12/31/2012.........  $10.12478    $11.91711        4,229
    01/01/2013 to 12/31/2013.........  $11.91711    $15.19533        4,857
    01/01/2014 to 02/07/2014.........  $15.19533    $14.94763            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96053    $11.03108            0
    01/01/2007 to 12/31/2007.........  $11.03108    $11.39626            0
    01/01/2008 to 12/31/2008.........  $11.39626    $ 6.64269        5,583
    01/01/2009 to 12/31/2009.........  $ 6.64269    $ 7.78118       12,477
    01/01/2010 to 12/31/2010.........  $ 7.78118    $ 8.63286       12,151
    01/01/2011 to 12/31/2011.........  $ 8.63286    $ 8.01634        6,868
    01/01/2012 to 12/31/2012.........  $ 8.01634    $ 9.42776        6,281
    01/01/2013 to 12/31/2013.........  $ 9.42776    $12.37349       21,286
    01/01/2014 to 12/31/2014.........  $12.37349    $13.75771       22,412

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95792    $ 9.86401           41
    01/01/2007 to 12/31/2007.........  $ 9.86401    $11.56909          545
    01/01/2008 to 12/31/2008.........  $11.56909    $ 6.73180        6,242
    01/01/2009 to 12/31/2009.........  $ 6.73180    $10.39351        4,065
    01/01/2010 to 12/31/2010.........  $10.39351    $12.24001        4,433
    01/01/2011 to 12/31/2011.........  $12.24001    $11.67165        3,430
    01/01/2012 to 12/31/2012.........  $11.67165    $13.72046        5,798
    01/01/2013 to 12/31/2013.........  $13.72046    $17.82536        5,597
    01/01/2014 to 12/31/2014.........  $17.82536    $19.53827        7,338
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08926    $ 7.61215       41,374
    01/01/2009 to 12/31/2009.........  $ 7.61215    $ 9.23061      100,308
    01/01/2010 to 12/31/2010.........  $ 9.23061    $10.12402      106,820
    01/01/2011 to 12/31/2011.........  $10.12402    $ 9.89972       99,903
    01/01/2012 to 12/31/2012.........  $ 9.89972    $10.71473      107,626
    01/01/2013 to 12/31/2013.........  $10.71473    $11.56473      108,322
    01/01/2014 to 12/31/2014.........  $11.56473    $11.82516      107,579
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03346    $ 7.63699            0
    01/01/2009 to 12/31/2009.........  $ 7.63699    $ 9.52067        1,582
    01/01/2010 to 12/31/2010.........  $ 9.52067    $11.86158        2,472
    01/01/2011 to 12/31/2011.........  $11.86158    $11.80975        2,405
    01/01/2012 to 12/31/2012.........  $11.80975    $13.42742        4,771
    01/01/2013 to 12/31/2013.........  $13.42742    $18.31854        4,532
    01/01/2014 to 12/31/2014.........  $18.31854    $19.29943        6,520
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94927    $11.01318           57
    01/01/2007 to 12/31/2007.........  $11.01318    $10.95037          339
    01/01/2008 to 12/31/2008.........  $10.95037    $ 6.74756        6,172
    01/01/2009 to 12/31/2009.........  $ 6.74756    $ 7.84238        1,223
    01/01/2010 to 12/31/2010.........  $ 7.84238    $ 8.66644          330
    01/01/2011 to 12/31/2011.........  $ 8.66644    $ 8.47561          539
    01/01/2012 to 12/31/2012.........  $ 8.47561    $ 9.44585        2,305
    01/01/2013 to 12/31/2013.........  $ 9.44585    $12.49812          970
    01/01/2014 to 12/31/2014.........  $12.49812    $12.47455          532
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.56250            0
    01/01/2007 to 12/31/2007.........  $10.56250    $10.63742            0
    01/01/2008 to 12/31/2008.........  $10.63742    $ 7.78400          709
    01/01/2009 to 12/31/2009.........  $ 7.78400    $10.37011        7,853
    01/01/2010 to 12/31/2010.........  $10.37011    $11.56763        6,755
    01/01/2011 to 12/31/2011.........  $11.56763    $11.72970        5,559
    01/01/2012 to 12/31/2012.........  $11.72970    $13.12705        5,498
    01/01/2013 to 12/31/2013.........  $13.12705    $13.82773        5,372
    01/01/2014 to 12/31/2014.........  $13.82773    $13.93758        5,179

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99209    $10.60171           20
    01/01/2007 to 12/31/2007.........  $10.60171    $12.40345          938
    01/01/2008 to 12/31/2008.........  $12.40345    $ 6.06655          937
    01/01/2009 to 12/31/2009.........  $ 6.06655    $ 8.06631          926
    01/01/2010 to 12/31/2010.........  $ 8.06631    $ 9.07693          924
    01/01/2011 to 12/31/2011.........  $ 9.07693    $ 7.76802          923
    01/01/2012 to 12/31/2012.........  $ 7.76802    $ 9.18910        1,551
    01/01/2013 to 12/31/2013.........  $ 9.18910    $10.75208        5,965
    01/01/2014 to 12/31/2014.........  $10.75208    $ 9.98329        6,634
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01024    $10.86454           20
    01/01/2007 to 12/31/2007.........  $10.86454    $12.57772          206
    01/01/2008 to 12/31/2008.........  $12.57772    $ 6.92187          543
    01/01/2009 to 12/31/2009.........  $ 6.92187    $ 8.87760          525
    01/01/2010 to 12/31/2010.........  $ 8.87760    $ 9.69193          170
    01/01/2011 to 12/31/2011.........  $ 9.69193    $ 8.33006          169
    01/01/2012 to 12/31/2012.........  $ 8.33006    $ 9.55185          176
    01/01/2013 to 12/31/2013.........  $ 9.55185    $11.21503          103
    01/01/2014 to 12/31/2014.........  $11.21503    $10.28322          114
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99858    $10.72532      305,593
    01/01/2009 to 12/31/2009.........  $10.72532    $11.73237      118,263
    01/01/2010 to 12/31/2010.........  $11.73237    $12.77720       87,294
    01/01/2011 to 12/31/2011.........  $12.77720    $14.12060      371,651
    01/01/2012 to 12/31/2012.........  $14.12060    $15.18209      158,120
    01/01/2013 to 12/31/2013.........  $15.18209    $14.44607       38,786
    01/01/2014 to 12/31/2014.........  $14.44607    $15.15307       45,461
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11177    $ 7.13625        2,904
    01/01/2009 to 12/31/2009.........  $ 7.13625    $ 8.88380        3,054
    01/01/2010 to 12/31/2010.........  $ 8.88380    $ 9.93736        3,349
    01/01/2011 to 12/31/2011.........  $ 9.93736    $ 9.71107        2,618
    01/01/2012 to 12/31/2012.........  $ 9.71107    $10.84004       14,105
    01/01/2013 to 12/31/2013.........  $10.84004    $12.38828       19,651
    01/01/2014 to 12/31/2014.........  $12.38828    $12.95014        5,933

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.57842            0
    01/01/2007 to 12/31/2007.........  $10.57842    $11.37690        4,216
    01/01/2008 to 12/31/2008.........  $11.37690    $ 6.55421        4,608
    01/01/2009 to 12/31/2009.........  $ 6.55421    $ 8.75281       12,553
    01/01/2010 to 12/31/2010.........  $ 8.75281    $ 9.21909        8,811
    01/01/2011 to 12/31/2011.........  $ 9.21909    $ 8.23160        6,958
    01/01/2012 to 12/31/2012.........  $ 8.23160    $ 9.86225        8,978
    01/01/2013 to 12/31/2013.........  $ 9.86225    $11.18153        9,177
    01/01/2014 to 12/31/2014.........  $11.18153    $10.28971        8,234
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96723    $10.53489            0
    01/01/2007 to 12/31/2007.........  $10.53489    $10.55381       29,314
    01/01/2008 to 12/31/2008.........  $10.55381    $ 8.54506      224,911
    01/01/2009 to 12/31/2009.........  $ 8.54506    $10.24727      340,120
    01/01/2010 to 12/31/2010.........  $10.24727    $10.80817      395,985
    01/01/2011 to 12/31/2011.........  $10.80817    $10.64726      356,253
    01/01/2012 to 12/31/2012.........  $10.64726    $11.58557      399,903
    01/01/2013 to 12/31/2013.........  $11.58557    $12.64248      355,177
    01/01/2014 to 12/31/2014.........  $12.64248    $13.10208      345,687
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08396    $10.28967            0
    01/01/2010 to 12/31/2010.........  $10.28967    $11.25705            0
    01/01/2011 to 12/31/2011.........  $11.25705    $11.13692            0
    01/01/2012 to 12/31/2012.........  $11.13692    $12.60745            0
    01/01/2013 to 12/31/2013.........  $12.60745    $16.91249            0
    01/01/2014 to 12/31/2014.........  $16.91249    $18.20134            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95990    $11.00919            0
    01/01/2007 to 12/31/2007.........  $11.00919    $10.49565          182
    01/01/2008 to 12/31/2008.........  $10.49565    $ 6.03521        4,914
    01/01/2009 to 12/31/2009.........  $ 6.03521    $ 7.08407        4,584
    01/01/2010 to 12/31/2010.........  $ 7.08407    $ 7.87845        4,425
    01/01/2011 to 12/31/2011.........  $ 7.87845    $ 7.41911            0
    01/01/2012 to 12/31/2012.........  $ 7.41911    $ 8.52255            0
    01/01/2013 to 12/31/2013.........  $ 8.52255    $11.71491          899
    01/01/2014 to 12/31/2014.........  $11.71491    $13.09615        1,121

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94804    $10.21374            0
    01/01/2007 to 12/31/2007.........  $10.21374    $11.53918            0
    01/01/2008 to 12/31/2008.........  $11.53918    $ 6.38917        6,023
    01/01/2009 to 12/31/2009.........  $ 6.38917    $ 8.14798        5,625
    01/01/2010 to 12/31/2010.........  $ 8.14798    $ 9.58964        5,074
    01/01/2011 to 12/31/2011.........  $ 9.58964    $ 9.33879        4,654
    01/01/2012 to 12/31/2012.........  $ 9.33879    $10.30371        5,667
    01/01/2013 to 12/31/2013.........  $10.30371    $13.83409        3,842
    01/01/2014 to 12/31/2014.........  $13.83409    $15.03587       10,381
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.47669            0
    01/01/2007 to 12/31/2007.........  $10.47669    $10.92227            0
    01/01/2008 to 12/31/2008.........  $10.92227    $ 8.23823            0
    01/01/2009 to 12/31/2009.........  $ 8.23823    $10.89824        4,049
    01/01/2010 to 12/31/2010.........  $10.89824    $12.14768        3,777
    01/01/2011 to 12/31/2011.........  $12.14768    $13.15337        3,454
    01/01/2012 to 12/31/2012.........  $13.15337    $13.69343        3,430
    01/01/2013 to 12/31/2013.........  $13.69343    $13.18866        6,992
    01/01/2014 to 12/31/2014.........  $13.18866    $13.78995        6,912
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96011    $11.10079            0
    01/01/2007 to 12/31/2007.........  $11.10079    $11.93449            0
    01/01/2008 to 12/31/2008.........  $11.93449    $ 7.74226            0
    01/01/2009 to 12/31/2009.........  $ 7.74226    $10.00657        1,464
    01/01/2010 to 12/31/2010.........  $10.00657    $11.01926        2,575
    01/01/2011 to 12/31/2011.........  $11.01926    $10.49074        1,566
    01/01/2012 to 12/31/2012.........  $10.49074    $12.68948        2,928
    01/01/2013 to 12/31/2013.........  $12.68948    $15.91756        6,288
    01/01/2014 to 12/31/2014.........  $15.91756    $16.21177        6,694
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93168    $10.38005            0
    01/01/2007 to 12/31/2007.........  $10.38005    $11.74189            0
    01/01/2008 to 12/31/2008.........  $11.74189    $ 7.35047            0
    01/01/2009 to 12/31/2009.........  $ 7.35047    $ 8.97986        3,172
    01/01/2010 to 12/31/2010.........  $ 8.97986    $ 9.95374        5,925
    01/01/2011 to 12/31/2011.........  $ 9.95374    $ 9.72471        4,461
    01/01/2012 to 12/31/2012.........  $ 9.72471    $11.19006        5,736
    01/01/2013 to 12/31/2013.........  $11.19006    $15.03451        7,368
    01/01/2014 to 12/31/2014.........  $15.03451    $16.06290        6,558

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99858    $10.19406            0
    01/01/2013 to 12/31/2013.........  $10.19406    $13.47564            0
    01/01/2014 to 12/31/2014.........  $13.47564    $14.59708            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92901    $10.39990            0
    01/01/2007 to 12/31/2007.........  $10.39990    $10.50138            0
    01/01/2008 to 12/31/2008.........  $10.50138    $ 6.38584            0
    01/01/2009 to 12/31/2009.........  $ 6.38584    $ 8.71638          415
    01/01/2010 to 12/31/2010.........  $ 8.71638    $10.58897            0
    01/01/2011 to 12/31/2011.........  $10.58897    $10.04800          203
    01/01/2012 to 12/31/2012.........  $10.04800    $11.69310        1,788
    01/01/2013 to 12/31/2013.........  $11.69310    $15.21723        1,433
    01/01/2014 to 12/31/2014.........  $15.21723    $17.19427        2,000
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99975    $10.20465            0
    01/01/2007 to 12/31/2007.........  $10.20465    $10.51994          195
    01/01/2008 to 12/31/2008.........  $10.51994    $10.59840       13,341
    01/01/2009 to 12/31/2009.........  $10.59840    $10.44180       23,672
    01/01/2010 to 12/31/2010.........  $10.44180    $10.26477       24,268
    01/01/2011 to 12/31/2011.........  $10.26477    $10.09057       27,101
    01/01/2012 to 12/31/2012.........  $10.09057    $ 9.91778       25,244
    01/01/2013 to 12/31/2013.........  $ 9.91778    $ 9.74711       32,696
    01/01/2014 to 12/31/2014.........  $ 9.74711    $ 9.57930       30,007
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03571    $10.15678           40
    01/01/2007 to 12/31/2007.........  $10.15678    $10.29756        2,221
    01/01/2008 to 12/31/2008.........  $10.29756    $ 5.84357        2,692
    01/01/2009 to 12/31/2009.........  $ 5.84357    $ 8.07728        5,882
    01/01/2010 to 12/31/2010.........  $ 8.07728    $ 9.79886        5,031
    01/01/2011 to 12/31/2011.........  $ 9.79886    $ 9.39128        3,529
    01/01/2012 to 12/31/2012.........  $ 9.39128    $10.81040        5,606
    01/01/2013 to 12/31/2013.........  $10.81040    $15.08767        8,181
    01/01/2014 to 12/31/2014.........  $15.08767    $16.94131        7,634
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02848    $10.06951            0
    01/01/2012 to 12/31/2012.........  $10.06951    $10.37829            0
    01/01/2013 to 12/31/2013.........  $10.37829    $ 9.91079            0
    01/01/2014 to 12/31/2014.........  $ 9.91079    $10.24201            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96496    $10.19976            0
    01/01/2007 to 12/31/2007.........  $10.19976    $12.24905        1,265
    01/01/2008 to 12/31/2008.........  $12.24905    $ 6.83966        1,261
    01/01/2009 to 12/31/2009.........  $ 6.83966    $ 8.72450        2,766
    01/01/2010 to 12/31/2010.........  $ 8.72450    $11.03351        3,202
    01/01/2011 to 12/31/2011.........  $11.03351    $11.02690        2,955
    01/01/2012 to 12/31/2012.........  $11.02690    $12.17892        3,440
    01/01/2013 to 12/31/2013.........  $12.17892    $15.87285        2,597
    01/01/2014 to 12/31/2014.........  $15.87285    $16.83844        2,425
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98799    $ 9.44486           22
    01/01/2007 to 12/31/2007.........  $ 9.44486    $11.01865          131
    01/01/2008 to 12/31/2008.........  $11.01865    $ 6.22235          209
    01/01/2009 to 12/31/2009.........  $ 6.22235    $ 7.49518        2,076
    01/01/2010 to 12/31/2010.........  $ 7.49518    $ 8.85927        2,872
    01/01/2011 to 04/29/2011.........  $ 8.85927    $ 9.93478            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99858    $10.31874        8,557
    01/01/2013 to 12/31/2013.........  $10.31874    $12.05951        7,947
    01/01/2014 to 12/31/2014.........  $12.05951    $12.46114        7,536
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10132    $ 5.57216            0
    01/01/2009 to 12/31/2009.........  $ 5.57216    $ 9.11891        5,826
    01/01/2010 to 12/31/2010.........  $ 9.11891    $10.95795        8,612
    01/01/2011 to 12/31/2011.........  $10.95795    $ 8.58654        7,077
    01/01/2012 to 12/31/2012.........  $ 8.58654    $ 9.95162       10,682
    01/01/2013 to 12/31/2013.........  $ 9.95162    $ 9.80229       12,255
    01/01/2014 to 12/31/2014.........  $ 9.80229    $ 9.18246       11,656
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98017    $10.16612            0
    01/01/2007 to 12/31/2007.........  $10.16612    $10.66960            0
    01/01/2008 to 12/31/2008.........  $10.66960    $10.60295          148
    01/01/2009 to 12/31/2009.........  $10.60295    $11.48658        1,620
    01/01/2010 to 12/31/2010.........  $11.48658    $11.72926        6,589
    01/01/2011 to 12/31/2011.........  $11.72926    $11.78694       24,934
    01/01/2012 to 12/31/2012.........  $11.78694    $12.12782       26,303
    01/01/2013 to 12/31/2013.........  $12.12782    $11.66008       25,797
    01/01/2014 to 12/31/2014.........  $11.66008    $11.44852       22,559

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97123    $10.29870           40
    01/01/2007 to 12/31/2007.........  $10.29870    $10.96160        6,009
    01/01/2008 to 12/31/2008.........  $10.96160    $10.52960       30,426
    01/01/2009 to 12/31/2009.........  $10.52960    $12.05880       65,080
    01/01/2010 to 12/31/2010.........  $12.05880    $12.76610       63,030
    01/01/2011 to 12/31/2011.........  $12.76610    $12.94556       49,106
    01/01/2012 to 12/31/2012.........  $12.94556    $13.90862       51,251
    01/01/2013 to 12/31/2013.........  $13.90862    $13.41826       55,498
    01/01/2014 to 12/31/2014.........  $13.41826    $13.74548       50,844
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97916    $10.41199        6,955
    01/01/2007 to 12/31/2007.........  $10.41199    $11.12416       51,293
    01/01/2008 to 12/31/2008.........  $11.12416    $ 8.80243      165,915
    01/01/2009 to 12/31/2009.........  $ 8.80243    $10.38444      312,015
    01/01/2010 to 12/31/2010.........  $10.38444    $11.28481      302,437
    01/01/2011 to 12/31/2011.........  $11.28481    $11.20146      269,971
    01/01/2012 to 12/31/2012.........  $11.20146    $12.15069      310,299
    01/01/2013 to 12/31/2013.........  $12.15069    $13.04183      302,498
    01/01/2014 to 12/31/2014.........  $13.04183    $13.55778      212,876
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01849    $10.06939            0
    01/01/2012 to 12/31/2012.........  $10.06939    $10.59962            0
    01/01/2013 to 12/31/2013.........  $10.59962    $10.17640            0
    01/01/2014 to 12/31/2014.........  $10.17640    $10.60757            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.30127            0
    01/01/2007 to 12/31/2007.........  $10.30127    $11.27901       53,457
    01/01/2008 to 12/31/2008.........  $11.27901    $ 6.57207      168,928
    01/01/2009 to 12/31/2009.........  $ 6.57207    $ 8.13678      256,354
    01/01/2010 to 12/31/2010.........  $ 8.13678    $ 9.51787      292,307
    01/01/2011 to 12/31/2011.........  $ 9.51787    $ 8.77313      236,537
    01/01/2012 to 12/31/2012.........  $ 8.77313    $ 9.73603      256,448
    01/01/2013 to 12/31/2013.........  $ 9.73603    $11.19768      265,513
    01/01/2014 to 12/31/2014.........  $11.19768    $12.01729      255,450
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95080    $10.72630            0
    01/01/2007 to 12/31/2007.........  $10.72630    $10.76050            0
    01/01/2008 to 12/31/2008.........  $10.76050    $ 6.48081          616
    01/01/2009 to 12/31/2009.........  $ 6.48081    $ 7.75928        1,147
    01/01/2010 to 12/31/2010.........  $ 7.75928    $ 8.77355        1,278
    01/01/2011 to 12/31/2011.........  $ 8.77355    $ 8.92102          787
    01/01/2012 to 12/31/2012.........  $ 8.92102    $10.41605        2,044
    01/01/2013 to 12/31/2013.........  $10.41605    $13.55651        5,189
    01/01/2014 to 12/31/2014.........  $13.55651    $15.61679        4,974

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 8.89568            0
    01/01/2012 to 12/31/2012.........  $ 8.89568    $ 9.89278            0
    01/01/2013 to 12/31/2013.........  $ 9.89278    $11.90029            0
    01/01/2014 to 12/31/2014.........  $11.90029    $12.45586            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08108    $ 7.34315       10,314
    01/01/2009 to 12/31/2009.........  $ 7.34315    $ 8.90471       48,728
    01/01/2010 to 12/31/2010.........  $ 8.90471    $ 9.79462       48,886
    01/01/2011 to 12/31/2011.........  $ 9.79462    $ 9.45152       42,529
    01/01/2012 to 12/31/2012.........  $ 9.45152    $10.24388       19,962
    01/01/2013 to 12/31/2013.........  $10.24388    $11.32005       17,848
    01/01/2014 to 12/31/2014.........  $11.32005    $11.69718       19,342
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09925    $ 6.69446       50,953
    01/01/2009 to 12/31/2009.........  $ 6.69446    $ 8.34595       77,171
    01/01/2010 to 12/31/2010.........  $ 8.34595    $ 9.37899       79,316
    01/01/2011 to 12/31/2011.........  $ 9.37899    $ 8.99772       53,447
    01/01/2012 to 12/31/2012.........  $ 8.99772    $10.24908       65,064
    01/01/2013 to 12/31/2013.........  $10.24908    $11.89196       80,677
    01/01/2014 to 12/31/2014.........  $11.89196    $12.32226       76,057
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98433    $10.56714            0
    01/01/2007 to 12/31/2007.........  $10.56714    $11.31065          150
    01/01/2008 to 12/31/2008.........  $11.31065    $ 7.75997       28,016
    01/01/2009 to 12/31/2009.........  $ 7.75997    $ 9.71715       42,143
    01/01/2010 to 12/31/2010.........  $ 9.71715    $10.67818       43,829
    01/01/2011 to 12/31/2011.........  $10.67818    $10.13994       35,786
    01/01/2012 to 12/31/2012.........  $10.13994    $11.07516       36,894
    01/01/2013 to 12/31/2013.........  $11.07516    $12.45205       37,273
    01/01/2014 to 12/31/2014.........  $12.45205    $12.60941       36,441
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $ 9.94478            0
    01/01/2007 to 12/31/2007.........  $ 9.94478    $10.86864          369
    01/01/2008 to 12/31/2008.........  $10.86864    $ 5.97180          367
    01/01/2009 to 12/31/2009.........  $ 5.97180    $ 7.78612          832
    01/01/2010 to 12/31/2010.........  $ 7.78612    $10.14271          360
    01/01/2011 to 12/31/2011.........  $10.14271    $ 8.66144        1,496
    01/01/2012 to 12/31/2012.........  $ 8.66144    $10.22095        3,729
    01/01/2013 to 12/31/2013.........  $10.22095    $14.14486        3,384
    01/01/2014 to 12/31/2014.........  $14.14486    $14.58836        3,543

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90506    $ 9.90872            0
    01/01/2007 to 12/31/2007.........  $ 9.90872    $10.43378            0
    01/01/2008 to 12/31/2008.........  $10.43378    $ 6.66531            0
    01/01/2009 to 12/31/2009.........  $ 6.66531    $ 8.77180          100
    01/01/2010 to 12/31/2010.........  $ 8.77180    $11.76047           80
    01/01/2011 to 12/31/2011.........  $11.76047    $11.44523          256
    01/01/2012 to 12/31/2012.........  $11.44523    $12.61772        1,289
    01/01/2013 to 12/31/2013.........  $12.61772    $16.76255        1,051
    01/01/2014 to 12/31/2014.........  $16.76255    $17.10340        1,600
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99240    $10.45801            0
    01/01/2007 to 12/31/2007.........  $10.45801    $ 9.70078        1,910
    01/01/2008 to 12/31/2008.........  $ 9.70078    $ 6.70059        2,949
    01/01/2009 to 12/31/2009.........  $ 6.70059    $ 8.36348        3,405
    01/01/2010 to 12/31/2010.........  $ 8.36348    $10.35634        1,232
    01/01/2011 to 12/31/2011.........  $10.35634    $ 9.57011        1,072
    01/01/2012 to 12/31/2012.........  $ 9.57011    $11.11346        2,176
    01/01/2013 to 12/31/2013.........  $11.11346    $15.00753        1,836
    01/01/2014 to 12/31/2014.........  $15.00753    $15.52649        2,089
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96810    $10.62508        3,766
    01/01/2007 to 12/31/2007.........  $10.62508    $11.10168      116,538
    01/01/2008 to 12/31/2008.........  $11.10168    $ 8.07989      169,999
    01/01/2009 to 12/31/2009.........  $ 8.07989    $ 9.85774      381,971
    01/01/2010 to 12/31/2010.........  $ 9.85774    $10.80580      453,599
    01/01/2011 to 12/31/2011.........  $10.80580    $10.83087      454,470
    01/01/2012 to 12/31/2012.........  $10.83087    $12.08098      475,737
    01/01/2013 to 12/31/2013.........  $12.08098    $13.87192      473,678
    01/01/2014 to 12/31/2014.........  $13.87192    $14.43485      323,407
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95042    $11.06626            0
    01/01/2007 to 12/31/2007.........  $11.06626    $10.48707        4,714
    01/01/2008 to 12/31/2008.........  $10.48707    $ 5.98961        4,814
    01/01/2009 to 12/31/2009.........  $ 5.98961    $ 7.28736        6,506
    01/01/2010 to 12/31/2010.........  $ 7.28736    $ 8.11059        3,203
    01/01/2011 to 12/31/2011.........  $ 8.11059    $ 7.84060        2,363
    01/01/2012 to 12/31/2012.........  $ 7.84060    $ 9.03488        5,203
    01/01/2013 to 12/31/2013.........  $ 9.03488    $11.51542        4,862
    01/01/2014 to 12/31/2014.........  $11.51542    $12.16249        4,690

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94009    $10.46223            0
    01/01/2007 to 12/31/2007.........  $10.46223    $11.12804          821
    01/01/2008 to 12/31/2008.........  $11.12804    $ 6.49978          821
    01/01/2009 to 12/31/2009.........  $ 6.49978    $ 9.79749        2,681
    01/01/2010 to 12/31/2010.........  $ 9.79749    $11.15143        2,027
    01/01/2011 to 12/31/2011.........  $11.15143    $10.77407        2,506
    01/01/2012 to 12/31/2012.........  $10.77407    $12.45032        2,870
    01/01/2013 to 12/31/2013.........  $12.45032    $17.62352        3,271
    01/01/2014 to 12/31/2014.........  $17.62352    $18.76579        5,759
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14742    $ 9.82387            0
    01/01/2007 to 12/31/2007.........  $ 9.82387    $13.56505          892
    01/01/2008 to 12/31/2008.........  $13.56505    $ 6.66754        1,029
    01/01/2009 to 12/31/2009.........  $ 6.66754    $ 9.78660        6,126
    01/01/2010 to 12/31/2010.........  $ 9.78660    $11.58555        6,341
    01/01/2011 to 12/31/2011.........  $11.58555    $ 9.68778        5,820
    01/01/2012 to 12/31/2012.........  $ 9.68778    $ 9.86519        6,642
    01/01/2013 to 12/31/2013.........  $ 9.86519    $11.18669        4,507
    01/01/2014 to 12/31/2014.........  $11.18669    $10.07509        4,750
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98957    $10.29346           40
    01/01/2007 to 12/31/2007.........  $10.29346    $11.09132          344
    01/01/2008 to 12/31/2008.........  $11.09132    $10.63511        1,001
    01/01/2009 to 12/31/2009.........  $10.63511    $11.71854          755
    01/01/2010 to 12/31/2010.........  $11.71854    $12.17856        1,010
    01/01/2011 to 12/31/2011.........  $12.17856    $12.46302        1,898
    01/01/2012 to 12/31/2012.........  $12.46302    $12.88847        1,850
    01/01/2013 to 12/31/2013.........  $12.88847    $12.19127           42
    01/01/2014 to 12/31/2014.........  $12.19127    $12.04827            0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97067    $10.64737          986
    01/01/2007 to 12/31/2007.........  $10.64737    $11.46345       13,784
    01/01/2008 to 12/31/2008.........  $11.46345    $ 6.49753       13,782
    01/01/2009 to 12/31/2009.........  $ 6.49753    $ 8.20138       22,545
    01/01/2010 to 12/31/2010.........  $ 8.20138    $ 9.24013       22,005
    01/01/2011 to 12/31/2011.........  $ 9.24013    $ 8.76758       31,225
    01/01/2012 to 12/31/2012.........  $ 8.76758    $ 9.56505       29,836
    01/01/2013 to 12/31/2013.........  $ 9.56505    $11.32796       28,116
    01/01/2014 to 12/31/2014.........  $11.32796    $11.74589       22,277

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99857    $ 9.97857            0
    01/01/2008 to 12/31/2008.........  $ 9.97857    $ 9.29580        1,988
    01/01/2009 to 12/31/2009.........  $ 9.29580    $10.19841        6,374
    01/01/2010 to 12/31/2010.........  $10.19841    $10.80459        5,721
    01/01/2011 to 12/31/2011.........  $10.80459    $11.25875        4,444
    01/01/2012 to 12/31/2012.........  $11.25875    $11.93381        9,199
    01/01/2013 to 12/31/2013.........  $11.93381    $11.55346       13,466
    01/01/2014 to 12/31/2014.........  $11.55346    $12.17197       18,213
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07809    $ 6.63967       50,618
    01/01/2009 to 12/31/2009.........  $ 6.63967    $ 8.48729      188,039
    01/01/2010 to 12/31/2010.........  $ 8.48729    $ 9.19556      216,286
    01/01/2011 to 12/31/2011.........  $ 9.19556    $ 8.88658      156,948
    01/01/2012 to 09/21/2012.........  $ 8.88658    $ 9.95078            0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08897    $ 7.66740            0
    01/01/2009 to 12/31/2009.........  $ 7.66740    $ 9.16075            0
    01/01/2010 to 12/31/2010.........  $ 9.16075    $10.56629            0
    01/01/2011 to 12/31/2011.........  $10.56629    $11.10620            0
    01/01/2012 to 12/31/2012.........  $11.10620    $12.10003            0
    01/01/2013 to 12/31/2013.........  $12.10003    $15.27540            0
    01/01/2014 to 12/31/2014.........  $15.27540    $16.54812            0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26798    $ 7.03865            0
    01/01/2009 to 12/31/2009.........  $ 7.03865    $ 9.04847            0
    01/01/2010 to 12/31/2010.........  $ 9.04847    $10.79503            0
    01/01/2011 to 12/31/2011.........  $10.79503    $11.19316            0
    01/01/2012 to 12/31/2012.........  $11.19316    $13.43131            0
    01/01/2013 to 12/31/2013.........  $13.43131    $18.46334            0
    01/01/2014 to 12/31/2014.........  $18.46334    $20.40697            0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38568    $ 5.26922            0
    01/01/2009 to 12/31/2009.........  $ 5.26922    $ 5.95576            0
    01/01/2010 to 12/31/2010.........  $ 5.95576    $ 6.49311            0
    01/01/2011 to 12/31/2011.........  $ 6.49311    $ 5.49890            0
    01/01/2012 to 12/31/2012.........  $ 5.49890    $ 6.74064            0
    01/01/2013 to 12/31/2013.........  $ 6.74064    $ 8.74973            0
    01/01/2014 to 12/31/2014.........  $ 8.74973    $ 9.71002            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15190    $ 8.33164         0
    01/01/2009 to 12/31/2009.........  $ 8.33164    $ 9.78962         0
    01/01/2010 to 12/31/2010.........  $ 9.78962    $ 9.89495         0
    01/01/2011 to 12/31/2011.........  $ 9.89495    $10.70857         0
    01/01/2012 to 12/31/2012.........  $10.70857    $12.35577         0
    01/01/2013 to 12/31/2013.........  $12.35577    $16.97125         0
    01/01/2014 to 12/31/2014.........  $16.97125    $20.63234         0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16541    $ 6.09361         0
    01/01/2009 to 12/31/2009.........  $ 6.09361    $ 7.43189         0
    01/01/2010 to 12/31/2010.........  $ 7.43189    $ 9.03877         0
    01/01/2011 to 12/31/2011.........  $ 9.03877    $ 8.72496         0
    01/01/2012 to 12/31/2012.........  $ 8.72496    $ 9.92947         0
    01/01/2013 to 12/31/2013.........  $ 9.92947    $13.48547         0
    01/01/2014 to 12/31/2014.........  $13.48547    $13.99274         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11064    $ 6.71288         0
    01/01/2009 to 12/31/2009.........  $ 6.71288    $ 8.55914         0
    01/01/2010 to 12/31/2010.........  $ 8.55914    $ 9.52092         0
    01/01/2011 to 12/31/2011.........  $ 9.52092    $ 9.65031         0
    01/01/2012 to 12/31/2012.........  $ 9.65031    $10.69021         0
    01/01/2013 to 12/31/2013.........  $10.69021    $13.72827         0
    01/01/2014 to 12/31/2014.........  $13.72827    $15.23632         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24142    $ 6.26824         0
    01/01/2009 to 12/31/2009.........  $ 6.26824    $ 7.35964         0
    01/01/2010 to 12/31/2010.........  $ 7.35964    $ 8.16578         0
    01/01/2011 to 12/31/2011.........  $ 8.16578    $ 7.92286         0
    01/01/2012 to 12/31/2012.........  $ 7.92286    $ 8.98707         0
    01/01/2013 to 12/31/2013.........  $ 8.98707    $11.47276         0
    01/01/2014 to 12/31/2014.........  $11.47276    $12.45644         0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07241    $ 6.19635         0
    01/01/2009 to 12/31/2009.........  $ 6.19635    $ 8.42323         0
    01/01/2010 to 12/31/2010.........  $ 8.42323    $10.63105         0
    01/01/2011 to 12/31/2011.........  $10.63105    $10.14625         0
    01/01/2012 to 12/31/2012.........  $10.14625    $11.50518         0
    01/01/2013 to 12/31/2013.........  $11.50518    $14.75887         0
    01/01/2014 to 12/31/2014.........  $14.75887    $15.35960         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18839    $ 6.46059         0
    01/01/2009 to 12/31/2009.........  $ 6.46059    $ 8.30972         0
    01/01/2010 to 12/31/2010.........  $ 8.30972    $ 9.83711         0
    01/01/2011 to 12/31/2011.........  $ 9.83711    $ 9.28873         0
    01/01/2012 to 12/31/2012.........  $ 9.28873    $10.64081         0
    01/01/2013 to 12/31/2013.........  $10.64081    $13.82099         0
    01/01/2014 to 12/31/2014.........  $13.82099    $14.96681         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25889    $ 5.51517         0
    01/01/2009 to 12/31/2009.........  $ 5.51517    $ 6.93246         0
    01/01/2010 to 12/31/2010.........  $ 6.93246    $ 8.49560         0
    01/01/2011 to 12/31/2011.........  $ 8.49560    $ 8.74636         0
    01/01/2012 to 12/31/2012.........  $ 8.74636    $10.07171         0
    01/01/2013 to 12/31/2013.........  $10.07171    $ 9.90758         0
    01/01/2014 to 12/31/2014.........  $ 9.90758    $12.17321         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11354    $ 6.80592         0
    01/01/2009 to 12/31/2009.........  $ 6.80592    $ 8.43928         0
    01/01/2010 to 12/31/2010.........  $ 8.43928    $10.42789         0
    01/01/2011 to 12/31/2011.........  $10.42789    $10.38015         0
    01/01/2012 to 12/31/2012.........  $10.38015    $11.47463         0
    01/01/2013 to 12/31/2013.........  $11.47463    $15.83628         0
    01/01/2014 to 12/31/2014.........  $15.83628    $15.90207         0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22853    $ 7.17514         0
    01/01/2009 to 12/31/2009.........  $ 7.17514    $ 8.49036         0
    01/01/2010 to 12/31/2010.........  $ 8.49036    $10.18870         0
    01/01/2011 to 12/31/2011.........  $10.18870    $ 9.60286         0
    01/01/2012 to 12/31/2012.........  $ 9.60286    $10.96210         0
    01/01/2013 to 12/31/2013.........  $10.96210    $14.83256         0
    01/01/2014 to 12/31/2014.........  $14.83256    $15.42487         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27811    $ 7.26466         0
    01/01/2009 to 12/31/2009.........  $ 7.26466    $ 7.66228         0
    01/01/2010 to 12/31/2010.........  $ 7.66228    $ 8.71192         0
    01/01/2011 to 12/31/2011.........  $ 8.71192    $ 8.72229         0
    01/01/2012 to 12/31/2012.........  $ 8.72229    $ 9.98789         0
    01/01/2013 to 12/31/2013.........  $ 9.98789    $11.00083         0
    01/01/2014 to 12/31/2014.........  $11.00083    $10.87277         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09856    $ 7.21133         0
    01/01/2009 to 12/31/2009.........  $ 7.21133    $ 7.84816         0
    01/01/2010 to 12/31/2010.........  $ 7.84816    $ 8.17220         0
    01/01/2011 to 12/31/2011.........  $ 8.17220    $ 9.43829         0
    01/01/2012 to 12/31/2012.........  $ 9.43829    $ 9.28874         0
    01/01/2013 to 12/31/2013.........  $ 9.28874    $10.34438         0
    01/01/2014 to 12/31/2014.........  $10.34438    $12.79810         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.85%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10395    $ 7.16664         0
    01/01/2009 to 12/31/2009.........  $ 7.16664    $ 8.75036         0
    01/01/2010 to 12/31/2010.........  $ 8.75036    $ 9.61939         0
    01/01/2011 to 12/31/2011.........  $ 9.61939    $ 9.19378         0
    01/01/2012 to 12/31/2012.........  $ 9.19378    $10.16082         0
    01/01/2013 to 12/31/2013.........  $10.16082    $10.97131         0
    01/01/2014 to 12/31/2014.........  $10.97131    $11.18347         0
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08802    $ 7.27132         0
    01/01/2009 to 12/31/2009.........  $ 7.27132    $ 9.00981         0
    01/01/2010 to 12/31/2010.........  $ 9.00981    $10.05863         0
    01/01/2011 to 12/31/2011.........  $10.05863    $ 9.88727         0
    01/01/2012 to 12/31/2012.........  $ 9.88727    $11.03232         0
    01/01/2013 to 12/31/2013.........  $11.03232    $12.62536         0
    01/01/2014 to 12/31/2014.........  $12.62536    $13.15313         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14765    $ 7.01177         0
    01/01/2009 to 12/31/2009.........  $ 7.01177    $ 8.10814         0
    01/01/2010 to 12/31/2010.........  $ 8.10814    $ 9.06318         0
    01/01/2011 to 12/31/2011.........  $ 9.06318    $ 9.21655         0
    01/01/2012 to 05/04/2012.........  $ 9.21655    $10.00846         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08599    $ 7.38927         0
    01/01/2009 to 12/31/2009.........  $ 7.38927    $ 8.94528         0
    01/01/2010 to 12/31/2010.........  $ 8.94528    $ 9.86436         0
    01/01/2011 to 12/31/2011.........  $ 9.86436    $ 9.56771         0
    01/01/2012 to 12/31/2012.........  $ 9.56771    $10.56555         0
    01/01/2013 to 12/31/2013.........  $10.56555    $12.20435         0
    01/01/2014 to 12/31/2014.........  $12.20435    $12.76411         0
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99849    $ 9.15655         0
    01/01/2012 to 12/31/2012.........  $ 9.15655    $10.05939         0
    01/01/2013 to 12/31/2013.........  $10.05939    $10.94863         0
    01/01/2014 to 12/31/2014.........  $10.94863    $11.27593         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99849    $10.48806         0
    01/01/2014 to 12/31/2014.........  $10.48806    $10.66601         0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99900    $ 9.37653         0
    01/01/2010 to 12/31/2010.........  $ 9.37653    $10.17996         0
    01/01/2011 to 12/31/2011.........  $10.17996    $10.95882         0
    01/01/2012 to 12/31/2012.........  $10.95882    $11.20758         0
    01/01/2013 to 12/31/2013.........  $11.20758    $10.92828         0
    01/01/2014 to 12/31/2014.........  $10.92828    $10.77922         0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99850    $12.03290         0
    01/01/2009 to 12/31/2009.........  $12.03290    $11.09949         0
    01/01/2010 to 12/31/2010.........  $11.09949    $12.11684         0
    01/01/2011 to 12/31/2011.........  $12.11684    $13.51263         0
    01/01/2012 to 12/31/2012.........  $13.51263    $14.02521         0
    01/01/2013 to 12/31/2013.........  $14.02521    $13.33768         0
    01/01/2014 to 12/31/2014.........  $13.33768    $13.44398         0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99850    $12.10174         0
    01/01/2009 to 12/31/2009.........  $12.10174    $10.96689         0
    01/01/2010 to 12/31/2010.........  $10.96689    $11.99103         0
    01/01/2011 to 12/31/2011.........  $11.99103    $13.65410         0
    01/01/2012 to 12/31/2012.........  $13.65410    $14.19109         0
    01/01/2013 to 12/31/2013.........  $14.19109    $13.26017         0
    01/01/2014 to 12/31/2014.........  $13.26017    $13.57445         0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99900    $ 8.78733         0
    01/01/2010 to 12/31/2010.........  $ 8.78733    $ 9.64967         0
    01/01/2011 to 12/31/2011.........  $ 9.64967    $11.24415         0
    01/01/2012 to 12/31/2012.........  $11.24415    $11.73723         0
    01/01/2013 to 12/31/2013.........  $11.73723    $10.77318         0
    01/01/2014 to 12/31/2014.........  $10.77318    $11.22894         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99799    $11.00652         0
    01/01/2011 to 12/31/2011.........  $11.00652    $13.00070         0
    01/01/2012 to 12/31/2012.........  $13.00070    $13.63134         0
    01/01/2013 to 12/31/2013.........  $13.63134    $12.44678         0
    01/01/2014 to 12/31/2014.........  $12.44678    $13.15927         0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99849    $12.01851         0
    01/01/2012 to 12/31/2012.........  $12.01851    $12.48985         0
    01/01/2013 to 12/31/2013.........  $12.48985    $11.06789         0
    01/01/2014 to 12/31/2014.........  $11.06789    $11.99362         0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99800    $10.39724         0
    01/01/2013 to 12/31/2013.........  $10.39724    $ 9.16722         0
    01/01/2014 to 12/31/2014.........  $ 9.16722    $10.13653         0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99900    $ 8.74800         0
    01/01/2014 to 12/31/2014.........  $ 8.74800    $ 9.84236         0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99900    $11.30095         0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14526    $10.29808         0
    01/01/2010 to 12/31/2010.........  $10.29808    $11.49876         0
    01/01/2011 to 12/31/2011.........  $11.49876    $10.62722         0
    01/01/2012 to 12/31/2012.........  $10.62722    $11.81471         0
    01/01/2013 to 12/31/2013.........  $11.81471    $15.24606         0
    01/01/2014 to 12/31/2014.........  $15.24606    $16.50578         0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12055    $ 6.93669         0
    01/01/2009 to 12/31/2009.........  $ 6.93669    $ 8.53583         0
    01/01/2010 to 12/31/2010.........  $ 8.53583    $ 9.50184         0
    01/01/2011 to 12/31/2011.........  $ 9.50184    $ 9.10312         0
    01/01/2012 to 12/31/2012.........  $ 9.10312    $10.16400         0
    01/01/2013 to 12/31/2013.........  $10.16400    $12.24281         0
    01/01/2014 to 12/31/2014.........  $12.24281    $12.86132         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99849    $11.64623         0
    01/01/2014 to 12/31/2014.........  $11.64623    $12.99077         0
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37360    $ 6.59689         0
    01/01/2009 to 12/31/2009.........  $ 6.59689    $ 8.54514         0
    01/01/2010 to 12/31/2010.........  $ 8.54514    $10.79717         0
    01/01/2011 to 12/31/2011.........  $10.79717    $11.29999         0
    01/01/2012 to 12/31/2012.........  $11.29999    $12.79714         0
    01/01/2013 to 12/31/2013.........  $12.79714    $12.95833         0
    01/01/2014 to 12/31/2014.........  $12.95833    $16.65622         0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $10.26292    $10.02457         0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99849    $ 9.67816         0
    01/01/2014 to 12/31/2014.........  $ 9.67816    $ 9.98722         0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11733    $ 6.82289         0
    01/01/2009 to 12/31/2009.........  $ 6.82289    $ 8.29675         0
    01/01/2010 to 12/31/2010.........  $ 8.29675    $ 9.31618         0
    01/01/2011 to 12/31/2011.........  $ 9.31618    $ 9.00962         0
    01/01/2012 to 12/31/2012.........  $ 9.00962    $ 9.78639         0
    01/01/2013 to 12/31/2013.........  $ 9.78639    $11.02685         0
    01/01/2014 to 12/31/2014.........  $11.02685    $11.16769         0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10356    $ 7.49830         0
    01/01/2009 to 12/31/2009.........  $ 7.49830    $ 8.92512         0
    01/01/2010 to 12/31/2010.........  $ 8.92512    $ 9.93066         0
    01/01/2011 to 12/31/2011.........  $ 9.93066    $ 9.50955         0
    01/01/2012 to 12/31/2012.........  $ 9.50955    $10.60963         0
    01/01/2013 to 12/31/2013.........  $10.60963    $12.41950         0
    01/01/2014 to 12/31/2014.........  $12.41950    $12.89119         0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99850    $ 7.46733         0
    01/01/2009 to 11/13/2009.........  $ 7.46733    $ 8.33949         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99850    $10.73589         0
    01/01/2013 to 12/31/2013.........  $10.73589    $13.12050         0
    01/01/2014 to 12/31/2014.........  $13.12050    $13.29157         0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99849    $10.80409         0
    01/01/2014 to 12/31/2014.........  $10.80409    $10.87933         0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17518    $ 6.10873         0
    01/01/2009 to 12/31/2009.........  $ 6.10873    $ 8.10294         0
    01/01/2010 to 12/31/2010.........  $ 8.10294    $ 9.56280         0
    01/01/2011 to 12/31/2011.........  $ 9.56280    $ 8.91628         0
    01/01/2012 to 12/31/2012.........  $ 8.91628    $11.10055         0
    01/01/2013 to 12/31/2013.........  $11.10055    $11.37283         0
    01/01/2014 to 12/31/2014.........  $11.37283    $12.72096         0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08749    $ 6.61764         0
    01/01/2009 to 12/31/2009.........  $ 6.61764    $ 9.70713         0
    01/01/2010 to 12/31/2010.........  $ 9.70713    $10.51133         0
    01/01/2011 to 12/31/2011.........  $10.51133    $ 9.91228         0
    01/01/2012 to 12/31/2012.........  $ 9.91228    $11.65557         0
    01/01/2013 to 12/31/2013.........  $11.65557    $14.84719         0
    01/01/2014 to 02/07/2014.........  $14.84719    $14.60366         0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.16540    $ 6.38454         0
    01/01/2009 to 12/31/2009.........  $ 6.38454    $ 7.47138         0
    01/01/2010 to 12/31/2010.........  $ 7.47138    $ 8.28096         0
    01/01/2011 to 12/31/2011.........  $ 8.28096    $ 7.68208         0
    01/01/2012 to 12/31/2012.........  $ 7.68208    $ 9.02579         0
    01/01/2013 to 12/31/2013.........  $ 9.02579    $11.83446         0
    01/01/2014 to 12/31/2014.........  $11.83446    $13.14540         0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.19081    $ 6.55906         0
    01/01/2009 to 12/31/2009.........  $ 6.55906    $10.11672         0
    01/01/2010 to 12/31/2010.........  $10.11672    $11.90223         0
    01/01/2011 to 12/31/2011.........  $11.90223    $11.33841         0
    01/01/2012 to 12/31/2012.........  $11.33841    $13.31569         0
    01/01/2013 to 12/31/2013.........  $13.31569    $17.28268         0
    01/01/2014 to 12/31/2014.........  $17.28268    $18.92483         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08923    $ 7.60711         0
    01/01/2009 to 12/31/2009.........  $ 7.60711    $ 9.21533         0
    01/01/2010 to 12/31/2010.........  $ 9.21533    $10.09734         0
    01/01/2011 to 12/31/2011.........  $10.09734    $ 9.86393         0
    01/01/2012 to 12/31/2012.........  $ 9.86393    $10.66563         0
    01/01/2013 to 12/31/2013.........  $10.66563    $11.50030         0
    01/01/2014 to 12/31/2014.........  $11.50030    $11.74777         0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03338    $ 7.63362         0
    01/01/2009 to 12/31/2009.........  $ 7.63362    $ 9.50718         0
    01/01/2010 to 12/31/2010.........  $ 9.50718    $11.83301         0
    01/01/2011 to 12/31/2011.........  $11.83301    $11.76964         0
    01/01/2012 to 12/31/2012.........  $11.76964    $13.36861         0
    01/01/2013 to 12/31/2013.........  $13.36861    $18.22040         0
    01/01/2014 to 12/31/2014.........  $18.22040    $19.17717         0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.20683    $ 6.72004         0
    01/01/2009 to 12/31/2009.........  $ 6.72004    $ 7.80265         0
    01/01/2010 to 12/31/2010.........  $ 7.80265    $ 8.61419         0
    01/01/2011 to 12/31/2011.........  $ 8.61419    $ 8.41633         0
    01/01/2012 to 12/31/2012.........  $ 8.41633    $ 9.37066         0
    01/01/2013 to 12/31/2013.........  $ 9.37066    $12.38654         0
    01/01/2014 to 12/31/2014.........  $12.38654    $12.35098         0
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99850    $ 7.38620         0
    01/01/2009 to 12/31/2009.........  $ 7.38620    $ 9.83037         0
    01/01/2010 to 12/31/2010.........  $ 9.83037    $10.95488         0
    01/01/2011 to 12/31/2011.........  $10.95488    $11.09746         0
    01/01/2012 to 12/31/2012.........  $11.09746    $12.40731         0
    01/01/2013 to 12/31/2013.........  $12.40731    $13.05662         0
    01/01/2014 to 12/31/2014.........  $13.05662    $13.14740         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09763    $ 5.53501         0
    01/01/2009 to 12/31/2009.........  $ 5.53501    $ 7.35213         0
    01/01/2010 to 12/31/2010.........  $ 7.35213    $ 8.26511         0
    01/01/2011 to 12/31/2011.........  $ 8.26511    $ 7.06636         0
    01/01/2012 to 12/31/2012.........  $ 7.06636    $ 8.35084         0
    01/01/2013 to 12/31/2013.........  $ 8.35084    $ 9.76163         0
    01/01/2014 to 12/31/2014.........  $ 9.76163    $ 9.05479         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06506    $ 6.19823         0
    01/01/2009 to 12/31/2009.........  $ 6.19823    $ 7.94167         0
    01/01/2010 to 12/31/2010.........  $ 7.94167    $ 8.66176         0
    01/01/2011 to 12/31/2011.........  $ 8.66176    $ 7.43734         0
    01/01/2012 to 12/31/2012.........  $ 7.43734    $ 8.51983         0
    01/01/2013 to 12/31/2013.........  $ 8.51983    $ 9.99348         0
    01/01/2014 to 12/31/2014.........  $ 9.99348    $ 9.15424         0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11174    $ 7.13162         0
    01/01/2009 to 12/31/2009.........  $ 7.13162    $ 8.86931         0
    01/01/2010 to 12/31/2010.........  $ 8.86931    $ 9.91149         0
    01/01/2011 to 12/31/2011.........  $ 9.91149    $ 9.67629         0
    01/01/2012 to 12/31/2012.........  $ 9.67629    $10.79078         0
    01/01/2013 to 12/31/2013.........  $10.79078    $12.31982         0
    01/01/2014 to 12/31/2014.........  $12.31982    $12.86582         0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08289    $ 6.38994         0
    01/01/2009 to 12/31/2009.........  $ 6.38994    $ 8.52506         0
    01/01/2010 to 12/31/2010.........  $ 8.52506    $ 8.97041         0
    01/01/2011 to 12/31/2011.........  $ 8.97041    $ 8.00175         0
    01/01/2012 to 12/31/2012.........  $ 8.00175    $ 9.57746         0
    01/01/2013 to 12/31/2013.........  $ 9.57746    $10.84802         0
    01/01/2014 to 12/31/2014.........  $10.84802    $ 9.97294         0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12771    $ 7.99996         0
    01/01/2009 to 12/31/2009.........  $ 7.99996    $ 9.58414         0
    01/01/2010 to 12/31/2010.........  $ 9.58414    $10.09878         0
    01/01/2011 to 12/31/2011.........  $10.09878    $ 9.93872         0
    01/01/2012 to 12/31/2012.........  $ 9.93872    $10.80394         0
    01/01/2013 to 12/31/2013.........  $10.80394    $11.77797         0
    01/01/2014 to 12/31/2014.........  $11.77797    $12.19416         0
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08388    $10.28832         0
    01/01/2010 to 12/31/2010.........  $10.28832    $11.24469         0
    01/01/2011 to 12/31/2011.........  $11.24469    $11.11385         0
    01/01/2012 to 12/31/2012.........  $11.11385    $12.56890         0
    01/01/2013 to 12/31/2013.........  $12.56890    $16.84433         0
    01/01/2014 to 12/31/2014.........  $16.84433    $18.11011         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24634    $ 6.22258         0
    01/01/2009 to 12/31/2009.........  $ 6.22258    $ 7.29691         0
    01/01/2010 to 12/31/2010.........  $ 7.29691    $ 8.10718         0
    01/01/2011 to 12/31/2011.........  $ 8.10718    $ 7.62714         0
    01/01/2012 to 12/31/2012.........  $ 7.62714    $ 8.75296         0
    01/01/2013 to 12/31/2013.........  $ 8.75296    $12.01971         0
    01/01/2014 to 12/31/2014.........  $12.01971    $13.42365         0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13273    $ 6.23147         0
    01/01/2009 to 12/31/2009.........  $ 6.23147    $ 7.93905         0
    01/01/2010 to 12/31/2010.........  $ 7.93905    $ 9.33451         0
    01/01/2011 to 12/31/2011.........  $ 9.33451    $ 9.08145         0
    01/01/2012 to 12/31/2012.........  $ 9.08145    $10.00992         0
    01/01/2013 to 12/31/2013.........  $10.00992    $13.42638         0
    01/01/2014 to 12/31/2014.........  $13.42638    $14.57861         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01615    $ 7.71780         0
    01/01/2009 to 12/31/2009.........  $ 7.71780    $10.19986         0
    01/01/2010 to 12/31/2010.........  $10.19986    $11.35808         0
    01/01/2011 to 12/31/2011.........  $11.35808    $12.28631         0
    01/01/2012 to 12/31/2012.........  $12.28631    $12.77812         0
    01/01/2013 to 12/31/2013.........  $12.77812    $12.29501         0
    01/01/2014 to 12/31/2014.........  $12.29501    $12.84292         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11068    $ 7.18067         0
    01/01/2009 to 12/31/2009.........  $ 7.18067    $ 9.27153         0
    01/01/2010 to 12/31/2010.........  $ 9.27153    $10.19976         0
    01/01/2011 to 12/31/2011.........  $10.19976    $ 9.70101         0
    01/01/2012 to 12/31/2012.........  $ 9.70101    $11.72263         0
    01/01/2013 to 12/31/2013.........  $11.72263    $14.69034         0
    01/01/2014 to 12/31/2014.........  $14.69034    $14.94715         0
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13129    $ 6.93335         0
    01/01/2009 to 12/31/2009.........  $ 6.93335    $ 8.46192         0
    01/01/2010 to 12/31/2010.........  $ 8.46192    $ 9.37047         0
    01/01/2011 to 12/31/2011.........  $ 9.37047    $ 9.14583         0
    01/01/2012 to 12/31/2012.........  $ 9.14583    $10.51361         0
    01/01/2013 to 12/31/2013.........  $10.51361    $14.11178         0
    01/01/2014 to 12/31/2014.........  $14.11178    $15.06224         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99850    $10.19036         0
    01/01/2013 to 12/31/2013.........  $10.19036    $13.45754         0
    01/01/2014 to 12/31/2014.........  $13.45754    $14.56310         0
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23659    $ 6.71760         0
    01/01/2009 to 12/31/2009.........  $ 6.71760    $ 9.16033         0
    01/01/2010 to 12/31/2010.........  $ 9.16033    $11.11736         0
    01/01/2011 to 12/31/2011.........  $11.11736    $10.53894         0
    01/01/2012 to 12/31/2012.........  $10.53894    $12.25230         0
    01/01/2013 to 12/31/2013.........  $12.25230    $15.92928         0
    01/01/2014 to 12/31/2014.........  $15.92928    $17.98118         0
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99955    $10.04509         0
    01/01/2009 to 12/31/2009.........  $10.04509    $ 9.88700         0
    01/01/2010 to 12/31/2010.........  $ 9.88700    $ 9.70981         0
    01/01/2011 to 12/31/2011.........  $ 9.70981    $ 9.53571         0
    01/01/2012 to 12/31/2012.........  $ 9.53571    $ 9.36303         0
    01/01/2013 to 12/31/2013.........  $ 9.36303    $ 9.19288         0
    01/01/2014 to 12/31/2014.........  $ 9.19288    $ 9.02580         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18454    $ 6.36646         0
    01/01/2009 to 12/31/2009.........  $ 6.36646    $ 8.79151         0
    01/01/2010 to 12/31/2010.........  $ 8.79151    $10.65479         0
    01/01/2011 to 12/31/2011.........  $10.65479    $10.20166         0
    01/01/2012 to 12/31/2012.........  $10.20166    $11.73173         0
    01/01/2013 to 12/31/2013.........  $11.73173    $16.35740         0
    01/01/2014 to 12/31/2014.........  $16.35740    $18.34902         0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02840    $10.06785         0
    01/01/2012 to 12/31/2012.........  $10.06785    $10.36637         0
    01/01/2013 to 12/31/2013.........  $10.36637    $ 9.88972         0
    01/01/2014 to 12/31/2014.........  $ 9.88972    $10.21030         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12579    $ 6.40164         0
    01/01/2009 to 12/31/2009.........  $ 6.40164    $ 8.15779         0
    01/01/2010 to 12/31/2010.........  $ 8.15779    $10.30649         0
    01/01/2011 to 12/31/2011.........  $10.30649    $10.29024         0
    01/01/2012 to 12/31/2012.........  $10.29024    $11.35405         0
    01/01/2013 to 12/31/2013.........  $11.35405    $14.78329         0
    01/01/2014 to 12/31/2014.........  $14.78329    $15.66713         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06329    $ 6.53930         0
    01/01/2009 to 12/31/2009.........  $ 6.53930    $ 7.86926         0
    01/01/2010 to 12/31/2010.........  $ 7.86926    $ 9.29221         0
    01/01/2011 to 04/29/2011.........  $ 9.29221    $10.41690         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99850    $10.31183         0
    01/01/2013 to 12/31/2013.........  $10.31183    $12.03955         0
    01/01/2014 to 12/31/2014.........  $12.03955    $12.42825         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10124    $ 5.56961         0
    01/01/2009 to 12/31/2009.........  $ 5.56961    $ 9.10580         0
    01/01/2010 to 12/31/2010.........  $ 9.10580    $10.93147         0
    01/01/2011 to 12/31/2011.........  $10.93147    $ 8.55733         0
    01/01/2012 to 12/31/2012.........  $ 8.55733    $ 9.90799         0
    01/01/2013 to 12/31/2013.........  $ 9.90799    $ 9.74958         0
    01/01/2014 to 12/31/2014.........  $ 9.74958    $ 9.12418         0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00706    $ 9.66787         0
    01/01/2009 to 12/31/2009.........  $ 9.66787    $10.46317         0
    01/01/2010 to 12/31/2010.........  $10.46317    $10.67366         0
    01/01/2011 to 12/31/2011.........  $10.67366    $10.71554         0
    01/01/2012 to 12/31/2012.........  $10.71554    $11.01459         0
    01/01/2013 to 12/31/2013.........  $11.01459    $10.57949         0
    01/01/2014 to 12/31/2014.........  $10.57949    $10.37734         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01461    $ 9.36846         0
    01/01/2009 to 12/31/2009.........  $ 9.36846    $10.71847         0
    01/01/2010 to 12/31/2010.........  $10.71847    $11.33604         0
    01/01/2011 to 12/31/2011.........  $11.33604    $11.48422         0
    01/01/2012 to 12/31/2012.........  $11.48422    $12.32649         0
    01/01/2013 to 12/31/2013.........  $12.32649    $11.88023         0
    01/01/2014 to 12/31/2014.........  $11.88023    $12.15803         0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.05958    $ 8.12914         0
    01/01/2009 to 12/31/2009.........  $ 8.12914    $ 9.58079         0
    01/01/2010 to 12/31/2010.........  $ 9.58079    $10.40137         0
    01/01/2011 to 12/31/2011.........  $10.40137    $10.31451         0
    01/01/2012 to 12/31/2012.........  $10.31451    $11.17743         0
    01/01/2013 to 12/31/2013.........  $11.17743    $11.98537         0
    01/01/2014 to 12/31/2014.........  $11.98537    $12.44720         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01841    $10.06769         0
    01/01/2012 to 12/31/2012.........  $10.06769    $10.58738         0
    01/01/2013 to 12/31/2013.........  $10.58738    $10.15469         0
    01/01/2014 to 12/31/2014.........  $10.15469    $10.57452         0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.15532    $ 6.34463         0
    01/01/2009 to 12/31/2009.........  $ 6.34463    $ 7.84746         0
    01/01/2010 to 12/31/2010.........  $ 7.84746    $ 9.17030         0
    01/01/2011 to 12/31/2011.........  $ 9.17030    $ 8.44447         0
    01/01/2012 to 12/31/2012.........  $ 8.44447    $ 9.36218         0
    01/01/2013 to 12/31/2013.........  $ 9.36218    $10.75724         0
    01/01/2014 to 12/31/2014.........  $10.75724    $11.53332         0
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.17592    $ 6.65612         0
    01/01/2009 to 12/31/2009.........  $ 6.65612    $ 7.96135         0
    01/01/2010 to 12/31/2010.........  $ 7.96135    $ 8.99312         0
    01/01/2011 to 12/31/2011.........  $ 8.99312    $ 9.13532         0
    01/01/2012 to 12/31/2012.........  $ 9.13532    $10.65579         0
    01/01/2013 to 12/31/2013.........  $10.65579    $13.85493         0
    01/01/2014 to 12/31/2014.........  $13.85493    $15.94482         0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99849    $ 8.88986         0
    01/01/2012 to 12/31/2012.........  $ 8.88986    $ 9.87653         0
    01/01/2013 to 12/31/2013.........  $ 9.87653    $11.86912         0
    01/01/2014 to 12/31/2014.........  $11.86912    $12.41108         0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08105    $ 7.33826         0
    01/01/2009 to 12/31/2009.........  $ 7.33826    $ 8.89004         0
    01/01/2010 to 12/31/2010.........  $ 8.89004    $ 9.76900         0
    01/01/2011 to 12/31/2011.........  $ 9.76900    $ 9.41752         0
    01/01/2012 to 12/31/2012.........  $ 9.41752    $10.19690         0
    01/01/2013 to 12/31/2013.........  $10.19690    $11.25710         0
    01/01/2014 to 12/31/2014.........  $11.25710    $11.62067         0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09923    $ 6.69002         0
    01/01/2009 to 12/31/2009.........  $ 6.69002    $ 8.33217         0
    01/01/2010 to 12/31/2010.........  $ 8.33217    $ 9.35429         0
    01/01/2011 to 12/31/2011.........  $ 9.35429    $ 8.96522         0
    01/01/2012 to 12/31/2012.........  $ 8.96522    $10.20193         0
    01/01/2013 to 12/31/2013.........  $10.20193    $11.82550         0
    01/01/2014 to 12/31/2014.........  $11.82550    $12.24138         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08200    $ 7.31629         0
    01/01/2009 to 12/31/2009.........  $ 7.31629    $ 9.15270         0
    01/01/2010 to 12/31/2010.........  $ 9.15270    $10.04800         0
    01/01/2011 to 12/31/2011.........  $10.04800    $ 9.53223         0
    01/01/2012 to 12/31/2012.........  $ 9.53223    $10.40121         0
    01/01/2013 to 12/31/2013.........  $10.40121    $11.68291         0
    01/01/2014 to 12/31/2014.........  $11.68291    $11.81897         0
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12595    $ 6.22880         0
    01/01/2009 to 12/31/2009.........  $ 6.22880    $ 8.11317         0
    01/01/2010 to 12/31/2010.........  $ 8.11317    $10.55827         0
    01/01/2011 to 12/31/2011.........  $10.55827    $ 9.00747         0
    01/01/2012 to 12/31/2012.........  $ 9.00747    $10.61886         0
    01/01/2013 to 12/31/2013.........  $10.61886    $14.68103         0
    01/01/2014 to 12/31/2014.........  $14.68103    $15.12653         0
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18954    $ 7.25288         0
    01/01/2009 to 12/31/2009.........  $ 7.25288    $ 9.53575         0
    01/01/2010 to 12/31/2010.........  $ 9.53575    $12.77229         0
    01/01/2011 to 12/31/2011.........  $12.77229    $12.41776         0
    01/01/2012 to 12/31/2012.........  $12.41776    $13.67631         0
    01/01/2013 to 12/31/2013.........  $13.67631    $18.15120         0
    01/01/2014 to 12/31/2014.........  $18.15120    $18.50211         0
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23196    $ 7.58670         0
    01/01/2009 to 12/31/2009.........  $ 7.58670    $ 9.46019         0
    01/01/2010 to 12/31/2010.........  $ 9.46019    $11.70297         0
    01/01/2011 to 12/31/2011.........  $11.70297    $10.80386         0
    01/01/2012 to 12/31/2012.........  $10.80386    $12.53362         0
    01/01/2013 to 12/31/2013.........  $12.53362    $16.90871         0
    01/01/2014 to 12/31/2014.........  $16.90871    $17.47615         0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09815    $ 7.70256         0
    01/01/2009 to 12/31/2009.........  $ 7.70256    $ 9.38822         0
    01/01/2010 to 12/31/2010.........  $ 9.38822    $10.28094         0
    01/01/2011 to 12/31/2011.........  $10.28094    $10.29471         0
    01/01/2012 to 12/31/2012.........  $10.29471    $11.47165         0
    01/01/2013 to 12/31/2013.........  $11.47165    $13.15941         0
    01/01/2014 to 12/31/2014.........  $13.15941    $13.68001         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24283    $ 6.26636         0
    01/01/2009 to 12/31/2009.........  $ 6.26636    $ 7.61660         0
    01/01/2010 to 12/31/2010.........  $ 7.61660    $ 8.46878         0
    01/01/2011 to 12/31/2011.........  $ 8.46878    $ 8.17880         0
    01/01/2012 to 12/31/2012.........  $ 8.17880    $ 9.41527         0
    01/01/2013 to 12/31/2013.........  $ 9.41527    $11.98853         0
    01/01/2014 to 12/31/2014.........  $11.98853    $12.64975         0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10447    $ 6.60803         0
    01/01/2009 to 12/31/2009.........  $ 6.60803    $ 9.95094         0
    01/01/2010 to 12/31/2010.........  $ 9.95094    $11.31499         0
    01/01/2011 to 12/31/2011.........  $11.31499    $10.92140         0
    01/01/2012 to 12/31/2012.........  $10.92140    $12.60811         0
    01/01/2013 to 12/31/2013.........  $12.60811    $17.82920         0
    01/01/2014 to 12/31/2014.........  $17.82920    $18.96623         0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18465    $ 5.55442         0
    01/01/2009 to 12/31/2009.........  $ 5.55442    $ 8.14473         0
    01/01/2010 to 12/31/2010.........  $ 8.14473    $ 9.63249         0
    01/01/2011 to 12/31/2011.........  $ 9.63249    $ 8.04678         0
    01/01/2012 to 12/31/2012.........  $ 8.04678    $ 8.18609         0
    01/01/2013 to 12/31/2013.........  $ 8.18609    $ 9.27366         0
    01/01/2014 to 12/31/2014.........  $ 9.27366    $ 8.34388         0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.03812    $ 9.39367         0
    01/01/2009 to 12/31/2009.........  $ 9.39367    $10.34037         0
    01/01/2010 to 12/31/2010.........  $10.34037    $10.73569         0
    01/01/2011 to 12/31/2011.........  $10.73569    $10.97564         0
    01/01/2012 to 12/31/2012.........  $10.97564    $11.33906         0
    01/01/2013 to 12/31/2013.........  $11.33906    $10.71515         0
    01/01/2014 to 12/31/2014.........  $10.71515    $10.57908         0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14022    $ 6.32737         0
    01/01/2009 to 12/31/2009.........  $ 6.32737    $ 7.97872         0
    01/01/2010 to 12/31/2010.........  $ 7.97872    $ 8.98034         0
    01/01/2011 to 12/31/2011.........  $ 8.98034    $ 8.51275         0
    01/01/2012 to 12/31/2012.........  $ 8.51275    $ 9.27789         0
    01/01/2013 to 12/31/2013.........  $ 9.27789    $10.97712         0
    01/01/2014 to 12/31/2014.........  $10.97712    $11.37095         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00824    $ 9.08213         0
    01/01/2009 to 12/31/2009.........  $ 9.08213    $ 9.95415         0
    01/01/2010 to 12/31/2010.........  $ 9.95415    $10.53555         0
    01/01/2011 to 12/31/2011.........  $10.53555    $10.96767         0
    01/01/2012 to 12/31/2012.........  $10.96767    $11.61375         0
    01/01/2013 to 12/31/2013.........  $11.61375    $11.23256         0
    01/01/2014 to 12/31/2014.........  $11.23256    $11.82234         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07806    $ 6.63531         0
    01/01/2009 to 12/31/2009.........  $ 6.63531    $ 8.47351         0
    01/01/2010 to 12/31/2010.........  $ 8.47351    $ 9.17161         0
    01/01/2011 to 12/31/2011.........  $ 9.17161    $ 8.85484         0
    01/01/2012 to 09/21/2012.........  $ 8.85484    $ 9.90806         0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08894    $ 7.66234         0
    01/01/2009 to 12/31/2009.........  $ 7.66234    $ 9.14566         0
    01/01/2010 to 12/31/2010.........  $ 9.14566    $10.53862         0
    01/01/2011 to 12/31/2011.........  $10.53862    $11.06627         0
    01/01/2012 to 12/31/2012.........  $11.06627    $12.04467         0
    01/01/2013 to 12/31/2013.........  $12.04467    $15.19064         0
    01/01/2014 to 12/31/2014.........  $15.19064    $16.44013         0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26796    $ 7.03399         0
    01/01/2009 to 12/31/2009.........  $ 7.03399    $ 9.03365         0
    01/01/2010 to 12/31/2010.........  $ 9.03365    $10.76678         0
    01/01/2011 to 12/31/2011.........  $10.76678    $11.15292         0
    01/01/2012 to 12/31/2012.........  $11.15292    $13.36984         0
    01/01/2013 to 12/31/2013.........  $13.36984    $18.36073         0
    01/01/2014 to 12/31/2014.........  $18.36073    $20.27350         0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38565    $ 5.26569         0
    01/01/2009 to 12/31/2009.........  $ 5.26569    $ 5.94603         0
    01/01/2010 to 12/31/2010.........  $ 5.94603    $ 6.47619         0
    01/01/2011 to 12/31/2011.........  $ 6.47619    $ 5.47919         0
    01/01/2012 to 12/31/2012.........  $ 5.47919    $ 6.71000         0
    01/01/2013 to 12/31/2013.........  $ 6.71000    $ 8.70148         0
    01/01/2014 to 12/31/2014.........  $ 8.70148    $ 9.64694         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15187    $ 8.32620         0
    01/01/2009 to 12/31/2009.........  $ 8.32620    $ 9.77371         0
    01/01/2010 to 12/31/2010.........  $ 9.77371    $ 9.86916         0
    01/01/2011 to 12/31/2011.........  $ 9.86916    $10.67018         0
    01/01/2012 to 12/31/2012.........  $10.67018    $12.29923         0
    01/01/2013 to 12/31/2013.........  $12.29923    $16.87715         0
    01/01/2014 to 12/31/2014.........  $16.87715    $20.49775         0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16538    $ 6.08955         0
    01/01/2009 to 12/31/2009.........  $ 6.08955    $ 7.41970         0
    01/01/2010 to 12/31/2010.........  $ 7.41970    $ 9.01509         0
    01/01/2011 to 12/31/2011.........  $ 9.01509    $ 8.69362         0
    01/01/2012 to 12/31/2012.........  $ 8.69362    $ 9.88393         0
    01/01/2013 to 12/31/2013.........  $ 9.88393    $13.41052         0
    01/01/2014 to 12/31/2014.........  $13.41052    $13.90129         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11061    $ 6.70842         0
    01/01/2009 to 12/31/2009.........  $ 6.70842    $ 8.54497         0
    01/01/2010 to 12/31/2010.........  $ 8.54497    $ 9.49588         0
    01/01/2011 to 12/31/2011.........  $ 9.49588    $ 9.61554         0
    01/01/2012 to 12/31/2012.........  $ 9.61554    $10.64117         0
    01/01/2013 to 12/31/2013.........  $10.64117    $13.65174         0
    01/01/2014 to 12/31/2014.........  $13.65174    $15.13651         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24139    $ 6.26415         0
    01/01/2009 to 12/31/2009.........  $ 6.26415    $ 7.34766         0
    01/01/2010 to 12/31/2010.........  $ 7.34766    $ 8.14450         0
    01/01/2011 to 12/31/2011.........  $ 8.14450    $ 7.89453         0
    01/01/2012 to 12/31/2012.........  $ 7.89453    $ 8.94609         0
    01/01/2013 to 12/31/2013.........  $ 8.94609    $11.40930         0
    01/01/2014 to 12/31/2014.........  $11.40930    $12.37541         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07239    $ 6.19227         0
    01/01/2009 to 12/31/2009.........  $ 6.19227    $ 8.40939         0
    01/01/2010 to 12/31/2010.........  $ 8.40939    $10.60304         0
    01/01/2011 to 12/31/2011.........  $10.60304    $10.10944         0
    01/01/2012 to 12/31/2012.........  $10.10944    $11.45211         0
    01/01/2013 to 12/31/2013.........  $11.45211    $14.67640         0
    01/01/2014 to 12/31/2014.........  $14.67640    $15.25880         0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18836    $ 6.45633         0
    01/01/2009 to 12/31/2009.........  $ 6.45633    $ 8.29598         0
    01/01/2010 to 12/31/2010.........  $ 8.29598    $ 9.81122         0
    01/01/2011 to 12/31/2011.........  $ 9.81122    $ 9.25529         0
    01/01/2012 to 12/31/2012.........  $ 9.25529    $10.59209         0
    01/01/2013 to 12/31/2013.........  $10.59209    $13.74419         0
    01/01/2014 to 12/31/2014.........  $13.74419    $14.86899         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25887    $ 5.51149         0
    01/01/2009 to 12/31/2009.........  $ 5.51149    $ 6.92096         0
    01/01/2010 to 12/31/2010.........  $ 6.92096    $ 8.47318         0
    01/01/2011 to 12/31/2011.........  $ 8.47318    $ 8.71466         0
    01/01/2012 to 12/31/2012.........  $ 8.71466    $10.02532         0
    01/01/2013 to 12/31/2013.........  $10.02532    $ 9.85224         0
    01/01/2014 to 12/31/2014.........  $ 9.85224    $12.09335         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11351    $ 6.80149         0
    01/01/2009 to 12/31/2009.........  $ 6.80149    $ 8.42557         0
    01/01/2010 to 12/31/2010.........  $ 8.42557    $10.40079         0
    01/01/2011 to 12/31/2011.........  $10.40079    $10.34305         0
    01/01/2012 to 12/31/2012.........  $10.34305    $11.42228         0
    01/01/2013 to 12/31/2013.........  $11.42228    $15.74849         0
    01/01/2014 to 12/31/2014.........  $15.74849    $15.79836         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22851    $ 7.17038         0
    01/01/2009 to 12/31/2009.........  $ 7.17038    $ 8.47653         0
    01/01/2010 to 12/31/2010.........  $ 8.47653    $10.16214         0
    01/01/2011 to 12/31/2011.........  $10.16214    $ 9.56846         0
    01/01/2012 to 12/31/2012.........  $ 9.56846    $10.91226         0
    01/01/2013 to 12/31/2013.........  $10.91226    $14.75072         0
    01/01/2014 to 12/31/2014.........  $14.75072    $15.32481         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27808    $ 7.25991         0
    01/01/2009 to 12/31/2009.........  $ 7.25991    $ 7.64985         0
    01/01/2010 to 12/31/2010.........  $ 7.64985    $ 8.68915         0
    01/01/2011 to 12/31/2011.........  $ 8.68915    $ 8.69092         0
    01/01/2012 to 12/31/2012.........  $ 8.69092    $ 9.94218         0
    01/01/2013 to 12/31/2013.........  $ 9.94218    $10.93970         0
    01/01/2014 to 12/31/2014.........  $10.93970    $10.80173         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09854    $ 7.20656         0
    01/01/2009 to 12/31/2009.........  $ 7.20656    $ 7.83528         0
    01/01/2010 to 12/31/2010.........  $ 7.83528    $ 8.15080         0
    01/01/2011 to 12/31/2011.........  $ 8.15080    $ 9.40429         0
    01/01/2012 to 12/31/2012.........  $ 9.40429    $ 9.24602         0
    01/01/2013 to 12/31/2013.........  $ 9.24602    $10.28659         0
    01/01/2014 to 12/31/2014.........  $10.28659    $12.71394         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.90%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.87595    $ 9.61124      459,255
    01/01/2010 to 12/31/2010.........  $ 9.61124    $10.56057      547,140
    01/01/2011 to 12/31/2011.........  $10.56057    $10.08836      450,724
    01/01/2012 to 12/31/2012.........  $10.08836    $11.14410      513,039
    01/01/2013 to 12/31/2013.........  $11.14410    $12.02719      499,169
    01/01/2014 to 12/31/2014.........  $12.02719    $12.25357      474,577
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.87679    $ 9.75519      131,788
    01/01/2010 to 12/31/2010.........  $ 9.75519    $10.88553      135,608
    01/01/2011 to 12/31/2011.........  $10.88553    $10.69481      114,020
    01/01/2012 to 12/31/2012.........  $10.69481    $11.92762      134,628
    01/01/2013 to 12/31/2013.........  $11.92762    $13.64323      127,009
    01/01/2014 to 12/31/2014.........  $13.64323    $14.20668      132,813
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.92829    $ 8.58067       27,509
    01/01/2010 to 12/31/2010.........  $ 8.58067    $ 9.58667       30,823
    01/01/2011 to 12/31/2011.........  $ 9.58667    $ 9.74413       29,907
    01/01/2012 to 05/04/2012.........  $ 9.74413    $10.57964            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.19381    $ 9.85682      514,826
    01/01/2010 to 12/31/2010.........  $ 9.85682    $10.86424      623,828
    01/01/2011 to 12/31/2011.........  $10.86424    $10.53238      513,328
    01/01/2012 to 12/31/2012.........  $10.53238    $11.62514      568,077
    01/01/2013 to 12/31/2013.........  $11.62514    $13.42168      444,967
    01/01/2014 to 12/31/2014.........  $13.42168    $14.03040      455,228

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99793    $ 9.15301            0
    01/01/2012 to 12/31/2012.........  $ 9.15301    $10.05053            0
    01/01/2013 to 12/31/2013.........  $10.05053    $10.93367            0
    01/01/2014 to 12/31/2014.........  $10.93367    $11.25504        4,310
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $10.48449            0
    01/01/2014 to 12/31/2014.........  $10.48449    $10.65715            0
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.67946    $ 9.37189            0
    01/01/2010 to 12/31/2010.........  $ 9.37189    $10.16992            0
    01/01/2011 to 12/31/2011.........  $10.16992    $10.94263            0
    01/01/2012 to 12/31/2012.........  $10.94263    $11.18539            0
    01/01/2013 to 12/31/2013.........  $11.18539    $10.90130            0
    01/01/2014 to 12/31/2014.........  $10.90130    $10.74753            0
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $11.35693    $11.08899       13,607
    01/01/2010 to 12/31/2010.........  $11.08899    $12.09943            0
    01/01/2011 to 12/31/2011.........  $12.09943    $13.48663            0
    01/01/2012 to 12/31/2012.........  $13.48663    $13.99125            0
    01/01/2013 to 12/31/2013.........  $13.99125    $13.29882            0
    01/01/2014 to 12/31/2014.........  $13.29882    $13.39820            0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $11.31795    $10.95660        9,277
    01/01/2010 to 12/31/2010.........  $10.95660    $11.97397        2,796
    01/01/2011 to 12/31/2011.........  $11.97397    $13.62798            0
    01/01/2012 to 12/31/2012.........  $13.62798    $14.15708            0
    01/01/2013 to 12/31/2013.........  $14.15708    $13.22184            0
    01/01/2014 to 12/31/2014.........  $13.22184    $13.52858            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.37136    $ 8.78306            0
    01/01/2010 to 12/31/2010.........  $ 8.78306    $ 9.64023      124,160
    01/01/2011 to 12/31/2011.........  $ 9.64023    $11.22759       31,645
    01/01/2012 to 12/31/2012.........  $11.22759    $11.71417            0
    01/01/2013 to 12/31/2013.........  $11.71417    $10.74672            0
    01/01/2014 to 12/31/2014.........  $10.74672    $11.19591            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99794    $11.00110      119,889
    01/01/2011 to 12/31/2011.........  $11.00110    $12.98795       42,207
    01/01/2012 to 12/31/2012.........  $12.98795    $13.61130       17,563
    01/01/2013 to 12/31/2013.........  $13.61130    $12.42241            0
    01/01/2014 to 12/31/2014.........  $12.42241    $13.12714            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99845    $12.01256      129,732
    01/01/2012 to 12/31/2012.........  $12.01256    $12.47759       78,339
    01/01/2013 to 12/31/2013.........  $12.47759    $11.05160            0
    01/01/2014 to 12/31/2014.........  $11.05160    $11.97007            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99794    $10.39215      121,338
    01/01/2013 to 12/31/2013.........  $10.39215    $ 9.15827      164,475
    01/01/2014 to 12/31/2014.........  $ 9.15827    $10.12164       38,753
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99897    $ 8.74369      275,406
    01/01/2014 to 12/31/2014.........  $ 8.74369    $ 9.83272      169,571
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99897    $11.29546       53,392

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14522    $10.29744            0
    01/01/2010 to 12/31/2010.........  $10.29744    $11.49224        5,530
    01/01/2011 to 12/31/2011.........  $11.49224    $10.61596        2,477
    01/01/2012 to 12/31/2012.........  $10.61596    $11.79636        3,661
    01/01/2013 to 12/31/2013.........  $11.79636    $15.21484        4,712
    01/01/2014 to 12/31/2014.........  $15.21484    $16.46394        4,562
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.68587    $ 9.43787      756,117
    01/01/2010 to 12/31/2010.........  $ 9.43787    $10.50081      841,809
    01/01/2011 to 12/31/2011.........  $10.50081    $10.05525      664,857
    01/01/2012 to 12/31/2012.........  $10.05525    $11.22171      738,280
    01/01/2013 to 12/31/2013.........  $11.22171    $13.51022      741,731
    01/01/2014 to 12/31/2014.........  $13.51022    $14.18572      774,772
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99845    $11.64134       43,384
    01/01/2014 to 12/31/2014.........  $11.64134    $12.97911       71,494
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.90350    $10.43374          769
    01/01/2010 to 12/31/2010.........  $10.43374    $13.17714        4,215
    01/01/2011 to 12/31/2011.........  $13.17714    $13.78398        2,362
    01/01/2012 to 12/31/2012.........  $13.78398    $15.60270        2,957
    01/01/2013 to 12/31/2013.........  $15.60270    $15.79154        4,165
    01/01/2014 to 12/31/2014.........  $15.79154    $20.28799        4,072
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $ 9.67493            0
    01/01/2014 to 12/31/2014.........  $ 9.67493    $ 9.97893            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.14912    $ 8.79176       59,158
    01/01/2010 to 12/31/2010.........  $ 8.79176    $ 9.86717      122,916
    01/01/2011 to 12/31/2011.........  $ 9.86717    $ 9.53771      106,370
    01/01/2012 to 12/31/2012.........  $ 9.53771    $10.35497      132,161
    01/01/2013 to 12/31/2013.........  $10.35497    $11.66190      128,615
    01/01/2014 to 12/31/2014.........  $11.66190    $11.80502      108,153
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.45921    $ 8.91773       32,521
    01/01/2010 to 12/31/2010.........  $ 8.91773    $ 9.91745       34,121
    01/01/2011 to 12/31/2011.........  $ 9.91745    $ 9.49220       29,657
    01/01/2012 to 12/31/2012.........  $ 9.49220    $10.58502       35,765
    01/01/2013 to 12/31/2013.........  $10.58502    $12.38466       33,996
    01/01/2014 to 12/31/2014.........  $12.38466    $12.84883       32,069
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99846    $10.73228      287,894
    01/01/2013 to 12/31/2013.........  $10.73228    $13.10969      282,081
    01/01/2014 to 12/31/2014.........  $13.10969    $13.27400      250,519
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $10.80048       39,092
    01/01/2014 to 12/31/2014.........  $10.80048    $10.87035       50,429
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.72102    $ 8.09735        5,233
    01/01/2010 to 12/31/2010.........  $ 8.09735    $ 9.55158        6,010
    01/01/2011 to 12/31/2011.........  $ 9.55158    $ 8.90131        4,981
    01/01/2012 to 12/31/2012.........  $ 8.90131    $11.07650        5,740
    01/01/2013 to 12/31/2013.........  $11.07650    $11.34251        6,964
    01/01/2014 to 12/31/2014.........  $11.34251    $12.68089        6,603

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.70655    $11.14229       16,802
    01/01/2010 to 12/31/2010.........  $11.14229    $12.05954       19,798
    01/01/2011 to 12/31/2011.........  $12.05954    $11.36664       14,398
    01/01/2012 to 12/31/2012.........  $11.36664    $13.35906       16,997
    01/01/2013 to 12/31/2013.........  $13.35906    $17.00888       17,944
    01/01/2014 to 02/07/2014.........  $17.00888    $16.72906            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.86039    $ 8.28115       15,497
    01/01/2010 to 12/31/2010.........  $ 8.28115    $ 9.17397       14,804
    01/01/2011 to 12/31/2011.........  $ 9.17397    $ 8.50626       12,131
    01/01/2012 to 12/31/2012.........  $ 8.50626    $ 9.98923        5,308
    01/01/2013 to 12/31/2013.........  $ 9.98923    $13.09110        5,072
    01/01/2014 to 12/31/2014.........  $13.09110    $14.53422        4,898
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.60556    $11.55150       21,686
    01/01/2010 to 12/31/2010.........  $11.55150    $13.58365       27,187
    01/01/2011 to 12/31/2011.........  $13.58365    $12.93390       14,769
    01/01/2012 to 12/31/2012.........  $12.93390    $15.18202       17,529
    01/01/2013 to 12/31/2013.........  $15.18202    $19.69518       20,385
    01/01/2014 to 12/31/2014.........  $19.69518    $21.55589       20,032
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.77262    $ 9.20795      169,953
    01/01/2010 to 12/31/2010.........  $ 9.20795    $10.08437      246,741
    01/01/2011 to 12/31/2011.........  $10.08437    $ 9.84640      224,887
    01/01/2012 to 12/31/2012.........  $ 9.84640    $10.64133      245,096
    01/01/2013 to 12/31/2013.........  $10.64133    $11.46849      225,315
    01/01/2014 to 12/31/2014.........  $11.46849    $11.70945      215,047
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.40079    $ 9.50032       20,133
    01/01/2010 to 12/31/2010.........  $ 9.50032    $11.81873       26,327
    01/01/2011 to 12/31/2011.........  $11.81873    $11.74963       16,354
    01/01/2012 to 12/31/2012.........  $11.74963    $13.33932       19,728
    01/01/2013 to 12/31/2013.........  $13.33932    $18.17136       20,367
    01/01/2014 to 12/31/2014.........  $18.17136    $19.11607       20,149

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.15979    $ 9.05722        4,729
    01/01/2010 to 12/31/2010.........  $ 9.05722    $ 9.99424       10,725
    01/01/2011 to 12/31/2011.........  $ 9.99424    $ 9.75979        6,851
    01/01/2012 to 12/31/2012.........  $ 9.75979    $10.86104        8,155
    01/01/2013 to 12/31/2013.........  $10.86104    $14.34953        7,628
    01/01/2014 to 12/31/2014.........  $14.34953    $14.30135        7,071
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.32397    $10.41539        8,617
    01/01/2010 to 12/31/2010.........  $10.41539    $11.60106        8,821
    01/01/2011 to 12/31/2011.........  $11.60106    $11.74628        7,557
    01/01/2012 to 12/31/2012.........  $11.74628    $13.12633        6,923
    01/01/2013 to 12/31/2013.........  $13.12633    $13.80651        6,643
    01/01/2014 to 12/31/2014.........  $13.80651    $13.89564        6,203
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.12316    $ 8.02258       11,074
    01/01/2010 to 12/31/2010.........  $ 8.02258    $ 9.01442       17,704
    01/01/2011 to 12/31/2011.........  $ 9.01442    $ 7.70310       13,585
    01/01/2012 to 12/31/2012.........  $ 7.70310    $ 9.09880       14,349
    01/01/2013 to 12/31/2013.........  $ 9.09880    $10.63067       15,992
    01/01/2014 to 12/31/2014.........  $10.63067    $ 9.85596       17,403
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.80863    $ 8.82960        8,210
    01/01/2010 to 12/31/2010.........  $ 8.82960    $ 9.62539       14,616
    01/01/2011 to 12/31/2011.........  $ 9.62539    $ 8.26071       11,572
    01/01/2012 to 12/31/2012.........  $ 8.26071    $ 9.45839       14,585
    01/01/2013 to 12/31/2013.........  $ 9.45839    $11.08897       15,914
    01/01/2014 to 12/31/2014.........  $11.08897    $10.15269       16,984

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.75152    $11.69915            0
    01/01/2010 to 12/31/2010.........  $11.69915    $12.72222            0
    01/01/2011 to 12/31/2011.........  $12.72222    $14.03915      734,889
    01/01/2012 to 12/31/2012.........  $14.03915    $15.07214      258,045
    01/01/2013 to 12/31/2013.........  $15.07214    $14.32043       52,353
    01/01/2014 to 12/31/2014.........  $14.32043    $14.99915       50,748
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.25510    $ 8.86201       51,073
    01/01/2010 to 12/31/2010.........  $ 8.86201    $ 9.89847       81,692
    01/01/2011 to 12/31/2011.........  $ 9.89847    $ 9.65878       78,604
    01/01/2012 to 12/31/2012.........  $ 9.65878    $10.76599       95,134
    01/01/2013 to 12/31/2013.........  $10.76599    $12.28543       98,613
    01/01/2014 to 12/31/2014.........  $12.28543    $12.82372       88,945
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.85533    $10.55484       27,364
    01/01/2010 to 12/31/2010.........  $10.55484    $11.10084       29,556
    01/01/2011 to 12/31/2011.........  $11.10084    $ 9.89724       16,203
    01/01/2012 to 12/31/2012.........  $ 9.89724    $11.84030        8,507
    01/01/2013 to 12/31/2013.........  $11.84030    $13.40435        8,589
    01/01/2014 to 12/31/2014.........  $13.40435    $12.31706       27,297
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.66215    $11.19913       73,978
    01/01/2010 to 12/31/2010.........  $11.19913    $11.79468       48,426
    01/01/2011 to 12/31/2011.........  $11.79468    $11.60212       49,180
    01/01/2012 to 12/31/2012.........  $11.60212    $12.60601       53,878
    01/01/2013 to 12/31/2013.........  $12.60601    $13.73586       36,383
    01/01/2014 to 12/31/2014.........  $13.73586    $14.21417       45,099

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08384    $10.28767            0
    01/01/2010 to 12/31/2010.........  $10.28767    $11.23842            0
    01/01/2011 to 12/31/2011.........  $11.23842    $11.10228            0
    01/01/2012 to 12/31/2012.........  $11.10228    $12.54958            0
    01/01/2013 to 12/31/2013.........  $12.54958    $16.81014            0
    01/01/2014 to 12/31/2014.........  $16.81014    $18.06453            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.19286    $ 7.84723       10,059
    01/01/2010 to 12/31/2010.........  $ 7.84723    $ 8.71427       10,566
    01/01/2011 to 12/31/2011.........  $ 8.71427    $ 8.19415        1,091
    01/01/2012 to 12/31/2012.........  $ 8.19415    $ 9.39903          953
    01/01/2013 to 12/31/2013.........  $ 9.39903    $12.90063        2,271
    01/01/2014 to 12/31/2014.........  $12.90063    $14.40039        2,148
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.14869    $ 9.09565       38,033
    01/01/2010 to 12/31/2010.........  $ 9.09565    $10.68915       44,092
    01/01/2011 to 12/31/2011.........  $10.68915    $10.39424       22,878
    01/01/2012 to 12/31/2012.........  $10.39424    $11.45130       22,256
    01/01/2013 to 12/31/2013.........  $11.45130    $15.35214       21,596
    01/01/2014 to 12/31/2014.........  $15.35214    $16.66134       39,466
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.18892    $11.08201        6,692
    01/01/2010 to 12/31/2010.........  $11.08201    $12.33428        6,398
    01/01/2011 to 12/31/2011.........  $12.33428    $13.33584        5,812
    01/01/2012 to 12/31/2012.........  $13.33584    $13.86283        5,928
    01/01/2013 to 12/31/2013.........  $13.86283    $13.33228        6,020
    01/01/2014 to 12/31/2014.........  $13.33228    $13.91962        8,830

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.61571    $11.44852        4,567
    01/01/2010 to 12/31/2010.........  $11.44852    $12.58852       11,176
    01/01/2011 to 12/31/2011.........  $12.58852    $11.96714        5,867
    01/01/2012 to 12/31/2012.........  $11.96714    $14.45384       11,046
    01/01/2013 to 12/31/2013.........  $14.45384    $18.10409       12,567
    01/01/2014 to 12/31/2014.........  $18.10409    $18.41149       14,773
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.20290    $ 9.95377        7,371
    01/01/2010 to 12/31/2010.........  $ 9.95377    $11.01704        7,855
    01/01/2011 to 12/31/2011.........  $11.01704    $10.74757        6,683
    01/01/2012 to 12/31/2012.........  $10.74757    $12.34872        1,327
    01/01/2013 to 12/31/2013.........  $12.34872    $16.56683        1,193
    01/01/2014 to 12/31/2014.........  $16.56683    $17.67384        1,088
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99846    $10.18849            0
    01/01/2013 to 12/31/2013.........  $10.18849    $13.44856            0
    01/01/2014 to 12/31/2014.........  $13.44856    $14.54628            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.28569    $ 9.66687        4,858
    01/01/2010 to 12/31/2010.........  $ 9.66687    $11.72633        5,260
    01/01/2011 to 12/31/2011.........  $11.72633    $11.11083        3,578
    01/01/2012 to 12/31/2012.........  $11.11083    $12.91074        3,835
    01/01/2013 to 12/31/2013.........  $12.91074    $16.77719        2,629
    01/01/2014 to 12/31/2014.........  $16.77719    $18.92898        2,502
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.51016    $10.38554        4,216
    01/01/2010 to 12/31/2010.........  $10.38554    $10.19444        3,814
    01/01/2011 to 12/31/2011.........  $10.19444    $10.00685        9,408
    01/01/2012 to 12/31/2012.........  $10.00685    $ 9.82027        6,733
    01/01/2013 to 12/31/2013.........  $ 9.82027    $ 9.63721       15,972
    01/01/2014 to 12/31/2014.........  $ 9.63721    $ 9.45754        4,768

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.89513    $ 9.34880       12,468
    01/01/2010 to 12/31/2010.........  $ 9.34880    $11.32466       18,504
    01/01/2011 to 12/31/2011.........  $11.32466    $10.83771       11,663
    01/01/2012 to 12/31/2012.........  $10.83771    $12.45694       13,801
    01/01/2013 to 12/31/2013.........  $12.45694    $17.36010       13,123
    01/01/2014 to 12/31/2014.........  $17.36010    $19.46415       12,801
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02836    $10.06695            0
    01/01/2012 to 12/31/2012.........  $10.06695    $10.36040            0
    01/01/2013 to 12/31/2013.........  $10.36040    $ 9.87920        5,665
    01/01/2014 to 12/31/2014.........  $ 9.87920    $10.19441        4,829
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.69044    $10.78443        1,654
    01/01/2010 to 12/31/2010.........  $10.78443    $13.61848        1,255
    01/01/2011 to 12/31/2011.........  $13.61848    $13.59037          704
    01/01/2012 to 12/31/2012.........  $13.59037    $14.98812          671
    01/01/2013 to 12/31/2013.........  $14.98812    $19.50534          606
    01/01/2014 to 12/31/2014.........  $19.50534    $20.66130          289
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.06981    $ 8.59892       19,993
    01/01/2010 to 12/31/2010.........  $ 8.59892    $10.14886       24,756
    01/01/2011 to 04/29/2011.........  $10.14886    $11.37547            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99846    $10.30845       27,511
    01/01/2013 to 12/31/2013.........  $10.30845    $12.02970       26,678
    01/01/2014 to 12/31/2014.........  $12.02970    $12.41205       35,422

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.17479    $ 9.09942       32,359
    01/01/2010 to 12/31/2010.........  $ 9.09942    $10.91854       41,589
    01/01/2011 to 12/31/2011.........  $10.91854    $ 8.54304       29,187
    01/01/2012 to 12/31/2012.........  $ 8.54304    $ 9.88663       32,287
    01/01/2013 to 12/31/2013.........  $ 9.88663    $ 9.72394       42,005
    01/01/2014 to 12/31/2014.........  $ 9.72394    $ 9.09576       42,070
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.94837    $11.50428        1,394
    01/01/2010 to 12/31/2010.........  $11.50428    $11.72999        1,551
    01/01/2011 to 12/31/2011.........  $11.72999    $11.77036        1,375
    01/01/2012 to 12/31/2012.........  $11.77036    $12.09290        1,472
    01/01/2013 to 12/31/2013.........  $12.09290    $11.60948        1,605
    01/01/2014 to 12/31/2014.........  $11.60948    $11.38187        5,756
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.81924    $11.99359      123,840
    01/01/2010 to 12/31/2010.........  $11.99359    $12.67844      157,774
    01/01/2011 to 12/31/2011.........  $12.67844    $12.83777      136,313
    01/01/2012 to 12/31/2012.........  $12.83777    $13.77245      134,484
    01/01/2013 to 12/31/2013.........  $13.77245    $13.26724      148,327
    01/01/2014 to 12/31/2014.........  $13.26724    $13.57074      136,201
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.10263    $10.55805       87,109
    01/01/2010 to 12/31/2010.........  $10.55805    $11.45661      157,813
    01/01/2011 to 12/31/2011.........  $11.45661    $11.35524      152,754
    01/01/2012 to 12/31/2012.........  $11.35524    $12.29917      217,057
    01/01/2013 to 12/31/2013.........  $12.29917    $13.18173      304,081
    01/01/2014 to 12/31/2014.........  $13.18173    $13.68306      218,267

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01837    $10.06686            0
    01/01/2012 to 12/31/2012.........  $10.06686    $10.58122            0
    01/01/2013 to 12/31/2013.........  $10.58122    $10.14377            0
    01/01/2014 to 12/31/2014.........  $10.14377    $10.55797            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.74958    $ 8.22871      194,848
    01/01/2010 to 12/31/2010.........  $ 8.22871    $ 9.61112      231,128
    01/01/2011 to 12/31/2011.........  $ 9.61112    $ 8.84603      139,885
    01/01/2012 to 12/31/2012.........  $ 8.84603    $ 9.80252      178,028
    01/01/2013 to 12/31/2013.........  $ 9.80252    $11.25762      166,562
    01/01/2014 to 12/31/2014.........  $11.25762    $12.06381      183,533
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.49160    $ 8.26135            0
    01/01/2010 to 12/31/2010.........  $ 8.26135    $ 9.32751            0
    01/01/2011 to 12/31/2011.........  $ 9.32751    $ 9.47038            0
    01/01/2012 to 12/31/2012.........  $ 9.47038    $11.04111            0
    01/01/2013 to 12/31/2013.........  $11.04111    $14.34896        1,260
    01/01/2014 to 12/31/2014.........  $14.34896    $16.50528        4,904
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99845    $ 8.88686            0
    01/01/2012 to 12/31/2012.........  $ 8.88686    $ 9.86852            0
    01/01/2013 to 12/31/2013.........  $ 9.86852    $11.85371            0
    01/01/2014 to 12/31/2014.........  $11.85371    $12.38895            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.46033    $ 8.88278       62,367
    01/01/2010 to 12/31/2010.........  $ 8.88278    $ 9.75608      188,331
    01/01/2011 to 12/31/2011.........  $ 9.75608    $ 9.40046      153,263
    01/01/2012 to 12/31/2012.........  $ 9.40046    $10.17351      178,973
    01/01/2013 to 12/31/2013.........  $10.17351    $11.22577      180,391
    01/01/2014 to 12/31/2014.........  $11.22577    $11.58269      147,680

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.77096    $ 8.32531       98,458
    01/01/2010 to 12/31/2010.........  $ 8.32531    $ 9.34197      216,833
    01/01/2011 to 12/31/2011.........  $ 9.34197    $ 8.94898      157,873
    01/01/2012 to 12/31/2012.........  $ 8.94898    $10.17832      200,832
    01/01/2013 to 12/31/2013.........  $10.17832    $11.79258      212,776
    01/01/2014 to 12/31/2014.........  $11.79258    $12.20139      202,331
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.24623    $10.14527       99,514
    01/01/2010 to 12/31/2010.........  $10.14527    $11.13210      203,870
    01/01/2011 to 12/31/2011.........  $11.13210    $10.55553      149,749
    01/01/2012 to 12/31/2012.........  $10.55553    $11.51210      167,144
    01/01/2013 to 12/31/2013.........  $11.51210    $12.92428      172,087
    01/01/2014 to 12/31/2014.........  $12.92428    $13.06839      162,402
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.25161    $ 9.44657          419
    01/01/2010 to 12/31/2010.........  $ 9.44657    $12.28759          552
    01/01/2011 to 12/31/2011.........  $12.28759    $10.47763       13,228
    01/01/2012 to 12/31/2012.........  $10.47763    $12.34599       13,532
    01/01/2013 to 12/31/2013.........  $12.34599    $17.06049       13,524
    01/01/2014 to 12/31/2014.........  $17.06049    $17.56956       13,270
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.63863    $ 8.72427        2,940
    01/01/2010 to 12/31/2010.........  $ 8.72427    $11.67952        3,581
    01/01/2011 to 12/31/2011.........  $11.67952    $11.34980        2,407
    01/01/2012 to 12/31/2012.........  $11.34980    $12.49402        2,930
    01/01/2013 to 12/31/2013.........  $12.49402    $16.57375        2,319
    01/01/2014 to 12/31/2014.........  $16.57375    $16.88587        2,470

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.67202    $ 9.96698        2,982
    01/01/2010 to 12/31/2010.........  $ 9.96698    $12.32368        3,324
    01/01/2011 to 12/31/2011.........  $12.32368    $11.37136        1,159
    01/01/2012 to 12/31/2012.........  $11.37136    $13.18554        1,344
    01/01/2013 to 12/31/2013.........  $13.18554    $17.77929        1,592
    01/01/2014 to 12/31/2014.........  $17.77929    $18.36690        1,753
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.69843    $10.53936      203,180
    01/01/2010 to 12/31/2010.........  $10.53936    $11.53594      287,813
    01/01/2011 to 12/31/2011.........  $11.53594    $11.54580      278,077
    01/01/2012 to 12/31/2012.........  $11.54580    $12.85936      311,349
    01/01/2013 to 12/31/2013.........  $12.85936    $14.74391      412,087
    01/01/2014 to 12/31/2014.........  $14.74391    $15.31972      385,167
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.28048    $ 8.03515       30,619
    01/01/2010 to 12/31/2010.........  $ 8.03515    $ 8.92968       36,104
    01/01/2011 to 12/31/2011.........  $ 8.92968    $ 8.61982       21,960
    01/01/2012 to 12/31/2012.........  $ 8.61982    $ 9.91807       19,270
    01/01/2013 to 12/31/2013.........  $ 9.91807    $12.62254       29,285
    01/01/2014 to 12/31/2014.........  $12.62254    $13.31219       36,820
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.38445    $ 9.74439       17,808
    01/01/2010 to 12/31/2010.........  $ 9.74439    $11.07477       26,220
    01/01/2011 to 12/31/2011.........  $11.07477    $10.68434       18,277
    01/01/2012 to 12/31/2012.........  $10.68434    $12.32839       23,771
    01/01/2013 to 12/31/2013.........  $12.32839    $17.42511       53,822
    01/01/2014 to 12/31/2014.........  $17.42511    $18.52728       58,609

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.88124    $13.21257       15,189
    01/01/2010 to 12/31/2010.........  $13.21257    $15.61837       17,006
    01/01/2011 to 12/31/2011.........  $15.61837    $13.04089       11,386
    01/01/2012 to 12/31/2012.........  $13.04089    $13.26007       10,344
    01/01/2013 to 12/31/2013.........  $13.26007    $15.01427        8,162
    01/01/2014 to 12/31/2014.........  $15.01427    $13.50228        6,011
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04231    $11.14805        7,204
    01/01/2010 to 12/31/2010.........  $11.14805    $11.56854        8,258
    01/01/2011 to 12/31/2011.........  $11.56854    $11.82135        7,397
    01/01/2012 to 12/31/2012.........  $11.82135    $12.20681        7,799
    01/01/2013 to 12/31/2013.........  $12.20681    $11.52960        8,049
    01/01/2014 to 12/31/2014.........  $11.52960    $11.37747        8,867
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.85099    $ 8.70257       23,967
    01/01/2010 to 12/31/2010.........  $ 8.70257    $ 9.79034       15,158
    01/01/2011 to 12/31/2011.........  $ 9.79034    $ 9.27604       14,045
    01/01/2012 to 12/31/2012.........  $ 9.27604    $10.10482       15,657
    01/01/2013 to 12/31/2013.........  $10.10482    $11.94966       31,767
    01/01/2014 to 12/31/2014.........  $11.94966    $12.37239       36,497
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.42755    $10.16667       52,562
    01/01/2010 to 12/31/2010.........  $10.16667    $10.75520       63,085
    01/01/2011 to 12/31/2011.........  $10.75520    $11.19085       53,550
    01/01/2012 to 12/31/2012.........  $11.19085    $11.84431       48,593
    01/01/2013 to 12/31/2013.........  $11.84431    $11.44990       54,766
    01/01/2014 to 12/31/2014.........  $11.44990    $12.04510       53,476

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $ 6.63859    $ 8.46640      264,331
    01/01/2010 to 12/31/2010.........  $ 8.46640    $ 9.15945      380,177
    01/01/2011 to 12/31/2011.........  $ 9.15945    $ 8.83880      261,590
    01/01/2012 to 09/21/2012.........  $ 8.83880    $ 9.88665            0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.28105    $ 9.13821            0
    01/01/2010 to 12/31/2010.........  $ 9.13821    $10.52485            0
    01/01/2011 to 12/31/2011.........  $10.52485    $11.04636            0
    01/01/2012 to 12/31/2012.........  $11.04636    $12.01719            0
    01/01/2013 to 12/31/2013.........  $12.01719    $15.14856            0
    01/01/2014 to 12/31/2014.........  $15.14856    $16.38655            0
 PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009.........  $ 7.28936    $ 9.02631            0
    01/01/2010 to 12/31/2010.........  $ 9.02631    $10.75277            0
    01/01/2011 to 12/31/2011.........  $10.75277    $11.13296            0
    01/01/2012 to 12/31/2012.........  $11.13296    $13.33945            0
    01/01/2013 to 12/31/2013.........  $13.33945    $18.31002            0
    01/01/2014 to 12/31/2014.........  $18.31002    $20.20767            0
 PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009.........  $ 4.52641    $ 5.94096            0
    01/01/2010 to 12/31/2010.........  $ 5.94096    $ 6.46752            0
    01/01/2011 to 12/31/2011.........  $ 6.46752    $ 5.46912            0
    01/01/2012 to 12/31/2012.........  $ 5.46912    $ 6.69433            0
    01/01/2013 to 12/31/2013.........  $ 6.69433    $ 8.67696            0
    01/01/2014 to 12/31/2014.........  $ 8.67696    $ 9.61499            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009.........  $ 7.60896    $ 9.76568            0
    01/01/2010 to 12/31/2010.........  $ 9.76568    $ 9.85620            0
    01/01/2011 to 12/31/2011.........  $ 9.85620    $10.65089            0
    01/01/2012 to 12/31/2012.........  $10.65089    $12.27108            0
    01/01/2013 to 12/31/2013.........  $12.27108    $16.83010            0
    01/01/2014 to 12/31/2014.........  $16.83010    $20.43046            0
 PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009.........  $ 5.85686    $ 7.41364            0
    01/01/2010 to 12/31/2010.........  $ 7.41364    $ 9.00330            0
    01/01/2011 to 12/31/2011.........  $ 9.00330    $ 8.67801            0
    01/01/2012 to 12/31/2012.........  $ 8.67801    $ 9.86134            0
    01/01/2013 to 12/31/2013.........  $ 9.86134    $13.37320            0
    01/01/2014 to 12/31/2014.........  $13.37320    $13.85579       10,617
 PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009.........  $ 6.78961    $ 8.53791        1,458
    01/01/2010 to 12/31/2010.........  $ 8.53791    $ 9.48341        1,433
    01/01/2011 to 12/31/2011.........  $ 9.48341    $ 9.59816          709
    01/01/2012 to 12/31/2012.........  $ 9.59816    $10.61681            0
    01/01/2013 to 12/31/2013.........  $10.61681    $13.61385            0
    01/01/2014 to 12/31/2014.........  $13.61385    $15.08713            0
 PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009.........  $ 5.79280    $ 7.34149            0
    01/01/2010 to 12/31/2010.........  $ 7.34149    $ 8.13357            0
    01/01/2011 to 12/31/2011.........  $ 8.13357    $ 7.88003            0
    01/01/2012 to 12/31/2012.........  $ 7.88003    $ 8.92535            0
    01/01/2013 to 12/31/2013.........  $ 8.92535    $11.37720            0
    01/01/2014 to 12/31/2014.........  $11.37720    $12.33461            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009.........  $ 6.62098    $ 8.40241           0
    01/01/2010 to 12/31/2010.........  $ 8.40241    $10.58907           0
    01/01/2011 to 12/31/2011.........  $10.58907    $10.09124           0
    01/01/2012 to 12/31/2012.........  $10.09124    $11.42578           0
    01/01/2013 to 12/31/2013.........  $11.42578    $14.63546           0
    01/01/2014 to 12/31/2014.........  $14.63546    $15.20866           0
 PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009.........  $ 6.42910    $ 8.28919           0
    01/01/2010 to 12/31/2010.........  $ 8.28919    $ 9.79829           0
    01/01/2011 to 12/31/2011.........  $ 9.79829    $ 9.23856           0
    01/01/2012 to 12/31/2012.........  $ 9.23856    $10.56774           0
    01/01/2013 to 12/31/2013.........  $10.56774    $13.70591           0
    01/01/2014 to 12/31/2014.........  $13.70591    $14.82027           0
 PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009.........  $ 4.73304    $ 6.91515         600
    01/01/2010 to 12/31/2010.........  $ 6.91515    $ 8.46186       1,086
    01/01/2011 to 12/31/2011.........  $ 8.46186    $ 8.69881         664
    01/01/2012 to 12/31/2012.........  $ 8.69881    $10.00220         858
    01/01/2013 to 12/31/2013.........  $10.00220    $ 9.82468         381
    01/01/2014 to 12/31/2014.........  $ 9.82468    $12.05366          59
 PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009.........  $ 6.68731    $ 8.41852           0
    01/01/2010 to 12/31/2010.........  $ 8.41852    $10.38693           0
    01/01/2011 to 12/31/2011.........  $10.38693    $10.32414           0
    01/01/2012 to 12/31/2012.........  $10.32414    $11.39586           0
    01/01/2013 to 12/31/2013.........  $11.39586    $15.70439           0
    01/01/2014 to 12/31/2014.........  $15.70439    $15.74638           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009.........  $ 6.79040    $ 8.46946           0
    01/01/2010 to 12/31/2010.........  $ 8.46946    $10.14864           0
    01/01/2011 to 12/31/2011.........  $10.14864    $ 9.55113           0
    01/01/2012 to 12/31/2012.........  $ 9.55113    $10.88707           0
    01/01/2013 to 12/31/2013.........  $10.88707    $14.70929           0
    01/01/2014 to 12/31/2014.........  $14.70929    $15.27422           0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009.........  $ 7.03080    $ 7.64346           0
    01/01/2010 to 12/31/2010.........  $ 7.64346    $ 8.67756           0
    01/01/2011 to 12/31/2011.........  $ 8.67756    $ 8.67508           0
    01/01/2012 to 12/31/2012.........  $ 8.67508    $ 9.91918           0
    01/01/2013 to 12/31/2013.........  $ 9.91918    $10.90914           0
    01/01/2014 to 12/31/2014.........  $10.90914    $10.76635           0
 PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009.........  $ 6.52883    $ 7.82890       1,649
    01/01/2010 to 12/31/2010.........  $ 7.82890    $ 8.14003       1,609
    01/01/2011 to 12/31/2011.........  $ 8.14003    $ 9.38722       1,666
    01/01/2012 to 12/31/2012.........  $ 9.38722    $ 9.22480       2,021
    01/01/2013 to 12/31/2013.........  $ 9.22480    $10.25797       2,116
    01/01/2014 to 12/31/2014.........  $10.25797    $12.67249           0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR
             HDLT5 ONLY OR HAV AND HD GRO OR HD GRO 60 BPS (2.10%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39084    $10.96256     1,587,635
    01/01/2007 to 12/31/2007.........  $10.96256    $11.72459     1,930,150
    01/01/2008 to 12/31/2008.........  $11.72459    $ 7.82811     1,567,491
    01/01/2009 to 12/31/2009.........  $ 7.82811    $ 9.53480     1,612,808
    01/01/2010 to 12/31/2010.........  $ 9.53480    $10.45610     1,593,182
    01/01/2011 to 12/31/2011.........  $10.45610    $ 9.96902     1,428,681
    01/01/2012 to 12/31/2012.........  $ 9.96902    $10.99065     1,370,628
    01/01/2013 to 12/31/2013.........  $10.99065    $11.83821     1,270,176
    01/01/2014 to 12/31/2014.........  $11.83821    $12.03742     1,176,948
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14401    $10.62496        89,865
    01/01/2007 to 12/31/2007.........  $10.62496    $11.39463       150,608
    01/01/2008 to 12/31/2008.........  $11.39463    $ 7.83393       185,867
    01/01/2009 to 12/31/2009.........  $ 7.83393    $ 9.68309       176,178
    01/01/2010 to 12/31/2010.........  $ 9.68309    $10.78380       185,034
    01/01/2011 to 12/31/2011.........  $10.78380    $10.57416       172,136
    01/01/2012 to 12/31/2012.........  $10.57416    $11.76991       182,253
    01/01/2013 to 12/31/2013.........  $11.76991    $13.43650       188,573
    01/01/2014 to 12/31/2014.........  $13.43650    $13.96394       192,892
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.70202    $11.78602             0
    01/01/2007 to 12/31/2007.........  $11.78602    $11.53005             0
    01/01/2008 to 12/31/2008.........  $11.53005    $ 7.36892             0
    01/01/2009 to 12/31/2009.........  $ 7.36892    $ 8.50008         1,219
    01/01/2010 to 12/31/2010.........  $ 8.50008    $ 9.47802           849
    01/01/2011 to 12/31/2011.........  $ 9.47802    $ 9.61485           540
    01/01/2012 to 05/04/2012.........  $ 9.61485    $10.43222             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.34133    $10.85494       563,371
    01/01/2007 to 12/31/2007.........  $10.85494    $11.59528       819,648
    01/01/2008 to 12/31/2008.........  $11.59528    $ 8.09712       895,906
    01/01/2009 to 12/31/2009.........  $ 8.09712    $ 9.77820     1,656,995
    01/01/2010 to 12/31/2010.........  $ 9.77820    $10.75644     1,549,530
    01/01/2011 to 12/31/2011.........  $10.75644    $10.40750     1,394,327
    01/01/2012 to 12/31/2012.........  $10.40750    $11.46480     1,298,098
    01/01/2013 to 12/31/2013.........  $11.46480    $13.21068     1,156,227
    01/01/2014 to 12/31/2014.........  $13.21068    $13.78283     1,071,133

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99772    $ 9.14094      488,534
    01/01/2012 to 12/31/2012.........  $ 9.14094    $10.01761      466,328
    01/01/2013 to 12/31/2013.........  $10.01761    $10.87643      445,952
    01/01/2014 to 12/31/2014.........  $10.87643    $11.17417      419,931
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99829    $10.47054            0
    01/01/2014 to 12/31/2014.........  $10.47054    $10.62217            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99886    $ 9.35356            0
    01/01/2010 to 12/31/2010.........  $ 9.35356    $10.13009            0
    01/01/2011 to 12/31/2011.........  $10.13009    $10.87842            0
    01/01/2012 to 12/31/2012.........  $10.87842    $11.09802            0
    01/01/2013 to 12/31/2013.........  $11.09802    $10.79490            0
    01/01/2014 to 12/31/2014.........  $10.79490    $10.62178            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99830    $12.00560            0
    01/01/2009 to 12/31/2009.........  $12.00560    $11.04716            0
    01/01/2010 to 12/31/2010.........  $11.04716    $12.03026            0
    01/01/2011 to 12/31/2011.........  $12.03026    $13.38327            0
    01/01/2012 to 12/31/2012.........  $13.38327    $13.85687            0
    01/01/2013 to 12/31/2013.........  $13.85687    $13.14522            0
    01/01/2014 to 12/31/2014.........  $13.14522    $13.21761            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99830    $12.07427            0
    01/01/2009 to 12/31/2009.........  $12.07427    $10.91522            0
    01/01/2010 to 12/31/2010.........  $10.91522    $11.90528            0
    01/01/2011 to 12/31/2011.........  $11.90528    $13.52335            0
    01/01/2012 to 12/31/2012.........  $13.52335    $14.02085            0
    01/01/2013 to 12/31/2013.........  $14.02085    $13.06896            0
    01/01/2014 to 12/31/2014.........  $13.06896    $13.34595            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99886    $ 8.76579            0
    01/01/2010 to 12/31/2010.........  $ 8.76579    $ 9.60243       23,064
    01/01/2011 to 12/31/2011.........  $ 9.60243    $11.16178            0
    01/01/2012 to 12/31/2012.........  $11.16178    $11.62262            0
    01/01/2013 to 12/31/2013.........  $11.62262    $10.64181            0
    01/01/2014 to 12/31/2014.........  $10.64181    $11.06489            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99772    $10.97956       46,018
    01/01/2011 to 12/31/2011.........  $10.97956    $12.93718      207,955
    01/01/2012 to 12/31/2012.........  $12.93718    $13.53150       59,541
    01/01/2013 to 12/31/2013.........  $13.53150    $12.32531            0
    01/01/2014 to 12/31/2014.........  $12.32531    $12.99903            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99829    $11.98927       71,599
    01/01/2012 to 12/31/2012.........  $11.98927    $12.42891      164,701
    01/01/2013 to 12/31/2013.........  $12.42891    $10.98697            0
    01/01/2014 to 12/31/2014.........  $10.98697    $11.87687            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99773    $10.37175       41,507
    01/01/2013 to 12/31/2013.........  $10.37175    $ 9.12226      433,441
    01/01/2014 to 12/31/2014.........  $ 9.12226    $10.06206      170,906
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99886    $ 8.72663       64,843
    01/01/2014 to 12/31/2014.........  $ 8.72663    $ 9.79423       85,816
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99886    $11.27345        1,267

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14506    $10.29482             0
    01/01/2010 to 12/31/2010.........  $10.29482    $11.46695             0
    01/01/2011 to 12/31/2011.........  $11.46695    $10.57191           394
    01/01/2012 to 12/31/2012.........  $10.57191    $11.72442           423
    01/01/2013 to 12/31/2013.........  $11.72442    $15.09252           114
    01/01/2014 to 12/31/2014.........  $15.09252    $16.29953             0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50991    $11.13864     1,215,170
    01/01/2007 to 12/31/2007.........  $11.13864    $11.96972     1,644,246
    01/01/2008 to 12/31/2008.........  $11.96972    $ 7.62723     1,534,827
    01/01/2009 to 12/31/2009.........  $ 7.62723    $ 9.36253     1,332,703
    01/01/2010 to 12/31/2010.........  $ 9.36253    $10.39654     1,300,845
    01/01/2011 to 12/31/2011.........  $10.39654    $ 9.93585     1,254,162
    01/01/2012 to 12/31/2012.........  $ 9.93585    $11.06664     1,212,296
    01/01/2013 to 12/31/2013.........  $11.06664    $13.29740     1,167,345
    01/01/2014 to 12/31/2014.........  $13.29740    $13.93497     1,044,894
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99829    $11.62173             0
    01/01/2014 to 12/31/2014.........  $11.62173    $12.93188             0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.12069    $16.03849             0
    01/01/2007 to 12/31/2007.........  $16.03849    $12.57515             0
    01/01/2008 to 12/31/2008.........  $12.57515    $ 7.99901             0
    01/01/2009 to 12/31/2009.........  $ 7.99901    $10.33588         2,237
    01/01/2010 to 12/31/2010.........  $10.33588    $13.02810         2,600
    01/01/2011 to 12/31/2011.........  $13.02810    $13.60150         1,302
    01/01/2012 to 12/31/2012.........  $13.60150    $15.36585         1,626
    01/01/2013 to 12/31/2013.........  $15.36585    $15.52133           161
    01/01/2014 to 12/31/2014.........  $15.52133    $19.90176           186
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22786    $11.72822             0
    01/01/2007 to 12/31/2007.........  $11.72822    $ 9.44487             0
    01/01/2008 to 07/18/2008.........  $ 9.44487    $ 8.63406             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99829    $ 9.66203            0
    01/01/2014 to 12/31/2014.........  $ 9.66203    $ 9.94616            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04424    $10.54620       86,221
    01/01/2007 to 12/31/2007.........  $10.54620    $11.21183      142,734
    01/01/2008 to 12/31/2008.........  $11.21183    $ 7.19391      201,709
    01/01/2009 to 12/31/2009.........  $ 7.19391    $ 8.72643      227,201
    01/01/2010 to 12/31/2010.........  $ 8.72643    $ 9.77460      234,352
    01/01/2011 to 12/31/2011.........  $ 9.77460    $ 9.42980      192,497
    01/01/2012 to 12/31/2012.........  $ 9.42980    $10.21781      191,557
    01/01/2013 to 12/31/2013.........  $10.21781    $11.48490      191,929
    01/01/2014 to 12/31/2014.........  $11.48490    $11.60311      184,850
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10349    $ 7.48594            0
    01/01/2009 to 12/31/2009.........  $ 7.48594    $ 8.88862            0
    01/01/2010 to 12/31/2010.........  $ 8.88862    $ 9.86581            0
    01/01/2011 to 12/31/2011.........  $ 9.86581    $ 9.42431            0
    01/01/2012 to 12/31/2012.........  $ 9.42431    $10.48872            0
    01/01/2013 to 12/31/2013.........  $10.48872    $12.24792            0
    01/01/2014 to 12/31/2014.........  $12.24792    $12.68202            0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99830    $ 7.45903            0
    01/01/2009 to 11/13/2009.........  $ 7.45903    $ 8.31266            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99830    $10.71807       33,688
    01/01/2013 to 12/31/2013.........  $10.71807    $13.06664       15,126
    01/01/2014 to 12/31/2014.........  $13.06664    $13.20457       20,331
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99829    $10.78599        2,297
    01/01/2014 to 12/31/2014.........  $10.78599    $10.83448        1,252

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17497    $ 6.10196            0
    01/01/2009 to 12/31/2009.........  $ 6.10196    $ 8.07411            0
    01/01/2010 to 12/31/2010.........  $ 8.07411    $ 9.50539            0
    01/01/2011 to 12/31/2011.........  $ 9.50539    $ 8.84098            0
    01/01/2012 to 12/31/2012.........  $ 8.84098    $10.97977            0
    01/01/2013 to 12/31/2013.........  $10.97977    $11.22143            0
    01/01/2014 to 12/31/2014.........  $11.22143    $12.52097            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22202    $11.55044            0
    01/01/2007 to 12/31/2007.........  $11.55044    $12.89443            0
    01/01/2008 to 12/31/2008.........  $12.89443    $ 7.54319            0
    01/01/2009 to 12/31/2009.........  $ 7.54319    $11.03769          426
    01/01/2010 to 12/31/2010.........  $11.03769    $11.92291          326
    01/01/2011 to 12/31/2011.........  $11.92291    $11.21585          223
    01/01/2012 to 12/31/2012.........  $11.21585    $13.15596          245
    01/01/2013 to 12/31/2013.........  $13.15596    $16.71752            0
    01/01/2014 to 02/07/2014.........  $16.71752    $16.43911            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63443    $11.75065            0
    01/01/2007 to 12/31/2007.........  $11.75065    $12.09783            0
    01/01/2008 to 12/31/2008.........  $12.09783    $ 7.02744            0
    01/01/2009 to 12/31/2009.........  $ 7.02744    $ 8.20364            0
    01/01/2010 to 12/31/2010.........  $ 8.20364    $ 9.07038            0
    01/01/2011 to 12/31/2011.........  $ 9.07038    $ 8.39373            0
    01/01/2012 to 12/31/2012.........  $ 8.39373    $ 9.83764            0
    01/01/2013 to 12/31/2013.........  $ 9.83764    $12.86734            0
    01/01/2014 to 12/31/2014.........  $12.86734    $14.25765            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.10295    $10.97316            0
    01/01/2007 to 12/31/2007.........  $10.97316    $12.82556            0
    01/01/2008 to 12/31/2008.........  $12.82556    $ 7.43719            0
    01/01/2009 to 12/31/2009.........  $ 7.43719    $11.44320       13,553
    01/01/2010 to 12/31/2010.........  $11.44320    $13.42997       10,514
    01/01/2011 to 12/31/2011.........  $13.42997    $12.76247        6,268
    01/01/2012 to 12/31/2012.........  $12.76247    $14.95130        7,570
    01/01/2013 to 12/31/2013.........  $14.95130    $19.35785        1,301
    01/01/2014 to 12/31/2014.........  $19.35785    $21.14527        2,279

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08916    $ 7.59473            0
    01/01/2009 to 12/31/2009.........  $ 7.59473    $ 9.17789       18,916
    01/01/2010 to 12/31/2010.........  $ 9.17789    $10.03174       18,311
    01/01/2011 to 12/31/2011.........  $10.03174    $ 9.77586       15,895
    01/01/2012 to 12/31/2012.........  $ 9.77586    $10.54431       17,907
    01/01/2013 to 12/31/2013.........  $10.54431    $11.34169        2,763
    01/01/2014 to 12/31/2014.........  $11.34169    $11.55729       13,984
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03318    $ 7.62514            0
    01/01/2009 to 12/31/2009.........  $ 7.62514    $ 9.47334        4,234
    01/01/2010 to 12/31/2010.........  $ 9.47334    $11.76216        4,055
    01/01/2011 to 12/31/2011.........  $11.76216    $11.67054        2,319
    01/01/2012 to 12/31/2012.........  $11.67054    $13.22351        3,051
    01/01/2013 to 12/31/2013.........  $13.22351    $17.97855          453
    01/01/2014 to 12/31/2014.........  $17.97855    $18.87619          608
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52704    $12.73070            0
    01/01/2007 to 12/31/2007.........  $12.73070    $12.61442            0
    01/01/2008 to 12/31/2008.........  $12.61442    $ 7.74619            0
    01/01/2009 to 12/31/2009.........  $ 7.74619    $ 8.97205        5,041
    01/01/2010 to 12/31/2010.........  $ 8.97205    $ 9.88094        2,821
    01/01/2011 to 12/31/2011.........  $ 9.88094    $ 9.63030        2,402
    01/01/2012 to 12/31/2012.........  $ 9.63030    $10.69602        2,532
    01/01/2013 to 12/31/2013.........  $10.69602    $14.10381          973
    01/01/2014 to 12/31/2014.........  $14.10381    $14.02892        1,969
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.07407    $10.61807            0
    01/01/2007 to 12/31/2007.........  $10.61807    $10.65661            0
    01/01/2008 to 12/31/2008.........  $10.65661    $ 7.77122            0
    01/01/2009 to 12/31/2009.........  $ 7.77122    $10.31751        5,150
    01/01/2010 to 12/31/2010.........  $10.31751    $11.46953        3,559
    01/01/2011 to 12/31/2011.........  $11.46953    $11.59051        2,308
    01/01/2012 to 12/31/2012.........  $11.59051    $12.92677        2,750
    01/01/2013 to 12/31/2013.........  $12.92677    $13.56992          300
    01/01/2014 to 12/31/2014.........  $13.56992    $13.63079          270

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99181    $10.57717           0
    01/01/2007 to 12/31/2007.........  $10.57717    $12.33211           0
    01/01/2008 to 12/31/2008.........  $12.33211    $ 6.01096           0
    01/01/2009 to 12/31/2009.........  $ 6.01096    $ 7.96493       4,501
    01/01/2010 to 12/31/2010.........  $ 7.96493    $ 8.93213       5,917
    01/01/2011 to 12/31/2011.........  $ 8.93213    $ 7.61791       2,729
    01/01/2012 to 12/31/2012.........  $ 7.61791    $ 8.98064       3,740
    01/01/2013 to 12/31/2013.........  $ 8.98064    $10.47211         803
    01/01/2014 to 12/31/2014.........  $10.47211    $ 9.68999         727
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00996    $10.83950           0
    01/01/2007 to 12/31/2007.........  $10.83950    $12.50545           0
    01/01/2008 to 12/31/2008.........  $12.50545    $ 6.85844           0
    01/01/2009 to 12/31/2009.........  $ 6.85844    $ 8.76614           0
    01/01/2010 to 12/31/2010.........  $ 8.76614    $ 9.53741       1,470
    01/01/2011 to 12/31/2011.........  $ 9.53741    $ 8.16907       1,035
    01/01/2012 to 12/31/2012.........  $ 8.16907    $ 9.33514       1,321
    01/01/2013 to 12/31/2013.........  $ 9.33514    $10.92299         272
    01/01/2014 to 12/31/2014.........  $10.92299    $ 9.98112         695
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11168    $ 7.11981       1,226
    01/01/2009 to 12/31/2009.........  $ 7.11981    $ 8.83303       1,226
    01/01/2010 to 12/31/2010.........  $ 8.83303    $ 9.84678       1,226
    01/01/2011 to 12/31/2011.........  $ 9.84678    $ 9.58958       1,226
    01/01/2012 to 12/31/2012.........  $ 9.58958    $10.66782       2,341
    01/01/2013 to 12/31/2013.........  $10.66782    $12.14959       2,341
    01/01/2014 to 12/31/2014.........  $12.14959    $12.65695       1,115
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.09563    $12.76794           0
    01/01/2007 to 12/31/2007.........  $12.76794    $13.68437           0
    01/01/2008 to 12/31/2008.........  $13.68437    $ 7.85645           0
    01/01/2009 to 12/31/2009.........  $ 7.85645    $10.45584       6,768
    01/01/2010 to 12/31/2010.........  $10.45584    $10.97517       6,187
    01/01/2011 to 12/31/2011.........  $10.97517    $ 9.76606       3,856
    01/01/2012 to 12/31/2012.........  $ 9.76606    $11.66046       4,921
    01/01/2013 to 12/31/2013.........  $11.66046    $13.17496         583
    01/01/2014 to 12/31/2014.........  $13.17496    $12.08258         833

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.92771    $11.52382            0
    01/01/2007 to 12/31/2007.........  $11.52382    $11.50472       54,457
    01/01/2008 to 12/31/2008.........  $11.50472    $ 9.28305       85,317
    01/01/2009 to 12/31/2009.........  $ 9.28305    $11.09414      121,124
    01/01/2010 to 12/31/2010.........  $11.09414    $11.66131      134,319
    01/01/2011 to 12/31/2011.........  $11.66131    $11.44852      120,324
    01/01/2012 to 12/31/2012.........  $11.44852    $12.41462      123,775
    01/01/2013 to 12/31/2013.........  $12.41462    $13.50070      126,968
    01/01/2014 to 12/31/2014.........  $13.50070    $13.94341      135,995
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08368    $10.28503            0
    01/01/2010 to 12/31/2010.........  $10.28503    $11.21345            0
    01/01/2011 to 12/31/2011.........  $11.21345    $11.05588            0
    01/01/2012 to 12/31/2012.........  $11.05588    $12.47267            0
    01/01/2013 to 12/31/2013.........  $12.47267    $16.67447            0
    01/01/2014 to 12/31/2014.........  $16.67447    $17.88370            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06758    $12.20570            0
    01/01/2007 to 12/31/2007.........  $12.20570    $11.59635            0
    01/01/2008 to 12/31/2008.........  $11.59635    $ 6.64525            0
    01/01/2009 to 12/31/2009.........  $ 6.64525    $ 7.77344            0
    01/01/2010 to 12/31/2010.........  $ 7.77344    $ 8.61549            0
    01/01/2011 to 12/31/2011.........  $ 8.61549    $ 8.08549            0
    01/01/2012 to 12/31/2012.........  $ 8.08549    $ 9.25614            0
    01/01/2013 to 12/31/2013.........  $ 9.25614    $12.67955            0
    01/01/2014 to 12/31/2014.........  $12.67955    $14.12596            0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.14037    $11.41196            0
    01/01/2007 to 12/31/2007.........  $11.41196    $12.84853            0
    01/01/2008 to 12/31/2008.........  $12.84853    $ 7.08969            0
    01/01/2009 to 12/31/2009.........  $ 7.08969    $ 9.01029        6,703
    01/01/2010 to 12/31/2010.........  $ 9.01029    $10.56815        3,717
    01/01/2011 to 12/31/2011.........  $10.56815    $10.25660        3,328
    01/01/2012 to 12/31/2012.........  $10.25660    $11.27751        3,436
    01/01/2013 to 12/31/2013.........  $11.27751    $15.08966        1,240
    01/01/2014 to 12/31/2014.........  $15.08966    $16.34435        2,870

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19930    $10.66276           0
    01/01/2007 to 12/31/2007.........  $10.66276    $11.07795           0
    01/01/2008 to 12/31/2008.........  $11.07795    $ 8.32703           0
    01/01/2009 to 12/31/2009.........  $ 8.32703    $10.97791           0
    01/01/2010 to 12/31/2010.........  $10.97791    $12.19444           0
    01/01/2011 to 12/31/2011.........  $12.19444    $13.15893           0
    01/01/2012 to 12/31/2012.........  $13.15893    $13.65206           0
    01/01/2013 to 12/31/2013.........  $13.65206    $13.10375           0
    01/01/2014 to 12/31/2014.........  $13.10375    $13.65416           0
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.43165    $12.71184           0
    01/01/2007 to 12/31/2007.........  $12.71184    $13.61948           0
    01/01/2008 to 12/31/2008.........  $13.61948    $ 8.80501           0
    01/01/2009 to 12/31/2009.........  $ 8.80501    $11.34102           0
    01/01/2010 to 12/31/2010.........  $11.34102    $12.44586           0
    01/01/2011 to 12/31/2011.........  $12.44586    $11.80835           0
    01/01/2012 to 12/31/2012.........  $11.80835    $14.23420           0
    01/01/2013 to 12/31/2013.........  $14.23420    $17.79409           0
    01/01/2014 to 12/31/2014.........  $17.79409    $18.06082           0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04383    $11.51619           0
    01/01/2007 to 12/31/2007.........  $11.51619    $12.98213           0
    01/01/2008 to 12/31/2008.........  $12.98213    $ 8.09894           0
    01/01/2009 to 12/31/2009.........  $ 8.09894    $ 9.86031       2,710
    01/01/2010 to 12/31/2010.........  $ 9.86031    $10.89230       2,251
    01/01/2011 to 12/31/2011.........  $10.89230    $10.60519       1,110
    01/01/2012 to 12/31/2012.........  $10.60519    $12.16130       1,492
    01/01/2013 to 12/31/2013.........  $12.16130    $16.28339           0
    01/01/2014 to 12/31/2014.........  $16.28339    $17.33759           0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99830    $10.18113           0
    01/01/2013 to 12/31/2013.........  $10.18113    $13.41252           0
    01/01/2014 to 12/31/2014.........  $13.41252    $14.47891           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04648    $11.54398           0
    01/01/2007 to 12/31/2007.........  $11.54398    $11.61648           0
    01/01/2008 to 12/31/2008.........  $11.61648    $ 7.03962           0
    01/01/2009 to 12/31/2009.........  $ 7.03962    $ 9.57597           0
    01/01/2010 to 12/31/2010.........  $ 9.57597    $11.59338           0
    01/01/2011 to 12/31/2011.........  $11.59338    $10.96336           0
    01/01/2012 to 12/31/2012.........  $10.96336    $12.71430           0
    01/01/2013 to 12/31/2013.........  $12.71430    $16.48947           0
    01/01/2014 to 12/31/2014.........  $16.48947    $18.56790           0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99947    $10.18121           0
    01/01/2007 to 12/31/2007.........  $10.18121    $10.45961           0
    01/01/2008 to 12/31/2008.........  $10.45961    $10.50151           0
    01/01/2009 to 12/31/2009.........  $10.50151    $10.31087       1,620
    01/01/2010 to 12/31/2010.........  $10.31087    $10.10136       1,320
    01/01/2011 to 12/31/2011.........  $10.10136    $ 9.89610         931
    01/01/2012 to 12/31/2012.........  $ 9.89610    $ 9.69320       1,155
    01/01/2013 to 12/31/2013.........  $ 9.69320    $ 9.49385           0
    01/01/2014 to 12/31/2014.........  $ 9.49385    $ 9.29857       1,107
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.65255    $11.76632           0
    01/01/2007 to 12/31/2007.........  $11.76632    $11.88823           0
    01/01/2008 to 12/31/2008.........  $11.88823    $ 6.72310           0
    01/01/2009 to 12/31/2009.........  $ 6.72310    $ 9.26118           0
    01/01/2010 to 12/31/2010.........  $ 9.26118    $11.19660           0
    01/01/2011 to 12/31/2011.........  $11.19660    $10.69416           0
    01/01/2012 to 12/31/2012.........  $10.69416    $12.26785           0
    01/01/2013 to 12/31/2013.........  $12.26785    $17.06311           0
    01/01/2014 to 12/31/2014.........  $17.06311    $19.09368           0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02820    $10.06356           0
    01/01/2012 to 12/31/2012.........  $10.06356    $10.33649           0
    01/01/2013 to 12/31/2013.........  $10.33649    $ 9.83704           0
    01/01/2014 to 12/31/2014.........  $ 9.83704    $10.13089           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.35708    $12.61948           0
    01/01/2007 to 12/31/2007.........  $12.61948    $15.10271           0
    01/01/2008 to 12/31/2008.........  $15.10271    $ 8.40416           0
    01/01/2009 to 12/31/2009.........  $ 8.40416    $10.68337         725
    01/01/2010 to 12/31/2010.........  $10.68337    $13.46448         496
    01/01/2011 to 12/31/2011.........  $13.46448    $13.41030         305
    01/01/2012 to 12/31/2012.........  $13.41030    $14.76040         362
    01/01/2013 to 12/31/2013.........  $14.76040    $19.17136           0
    01/01/2014 to 12/31/2014.........  $19.17136    $20.26774         239
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.49528    $10.84539           0
    01/01/2007 to 12/31/2007.........  $10.84539    $12.60892           0
    01/01/2008 to 12/31/2008.........  $12.60892    $ 7.09593           0
    01/01/2009 to 12/31/2009.........  $ 7.09593    $ 8.51811           0
    01/01/2010 to 12/31/2010.........  $ 8.51811    $10.03388           0
    01/01/2011 to 04/29/2011.........  $10.03388    $11.23937           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99830    $10.29470         755
    01/01/2013 to 12/31/2013.........  $10.29470    $11.99016           0
    01/01/2014 to 12/31/2014.........  $11.99016    $12.34700           0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10104    $ 5.56343           0
    01/01/2009 to 12/31/2009.........  $ 5.56343    $ 9.07348       9,006
    01/01/2010 to 12/31/2010.........  $ 9.07348    $10.86611       9,479
    01/01/2011 to 12/31/2011.........  $10.86611    $ 8.48537       4,560
    01/01/2012 to 12/31/2012.........  $ 8.48537    $ 9.80073       6,477
    01/01/2013 to 12/31/2013.........  $ 9.80073    $ 9.62049         770
    01/01/2014 to 12/31/2014.........  $ 9.62049    $ 8.98130       1,444

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.02751    $10.19107            0
    01/01/2007 to 12/31/2007.........  $10.19107    $10.65907            0
    01/01/2008 to 12/31/2008.........  $10.65907    $10.55615            0
    01/01/2009 to 12/31/2009.........  $10.55615    $11.39668        1,189
    01/01/2010 to 12/31/2010.........  $11.39668    $11.59752          718
    01/01/2011 to 12/31/2011.........  $11.59752    $11.61472          557
    01/01/2012 to 12/31/2012.........  $11.61472    $11.90963          599
    01/01/2013 to 12/31/2013.........  $11.90963    $11.41093          161
    01/01/2014 to 12/31/2014.........  $11.41093    $11.16527            0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97094    $10.27495            0
    01/01/2007 to 12/31/2007.........  $10.27495    $10.89859            0
    01/01/2008 to 12/31/2008.........  $10.89859    $10.43321            0
    01/01/2009 to 12/31/2009.........  $10.43321    $11.90738       26,799
    01/01/2010 to 12/31/2010.........  $11.90738    $12.56259       24,343
    01/01/2011 to 12/31/2011.........  $12.56259    $12.69567       16,545
    01/01/2012 to 12/31/2012.........  $12.69567    $13.59329       19,049
    01/01/2013 to 12/31/2013.........  $13.59329    $13.06915        2,873
    01/01/2014 to 12/31/2014.........  $13.06915    $13.34194       10,829
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19258    $10.61053      210,114
    01/01/2007 to 12/31/2007.........  $10.61053    $11.29724      272,323
    01/01/2008 to 12/31/2008.........  $11.29724    $ 8.90875      295,553
    01/01/2009 to 12/31/2009.........  $ 8.90875    $10.47389      380,695
    01/01/2010 to 12/31/2010.........  $10.47389    $11.34306      390,743
    01/01/2011 to 12/31/2011.........  $11.34306    $11.22072      401,647
    01/01/2012 to 12/31/2012.........  $11.22072    $12.12964      414,041
    01/01/2013 to 12/31/2013.........  $12.12964    $12.97458      403,443
    01/01/2014 to 12/31/2014.........  $12.97458    $13.44166      368,595
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01821    $10.06345            0
    01/01/2012 to 12/31/2012.........  $10.06345    $10.55681            0
    01/01/2013 to 12/31/2013.........  $10.55681    $10.10047            0
    01/01/2014 to 12/31/2014.........  $10.10047    $10.49223            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16392    $10.44781       45,180
    01/01/2007 to 12/31/2007.........  $10.44781    $11.40006      259,165
    01/01/2008 to 12/31/2008.........  $11.40006    $ 6.61982      197,532
    01/01/2009 to 12/31/2009.........  $ 6.61982    $ 8.16779      203,840
    01/01/2010 to 12/31/2010.........  $ 8.16779    $ 9.52139      214,824
    01/01/2011 to 12/31/2011.........  $ 9.52139    $ 8.74633      190,966
    01/01/2012 to 12/31/2012.........  $ 8.74633    $ 9.67312      199,158
    01/01/2013 to 12/31/2013.........  $ 9.67312    $11.08717      214,948
    01/01/2014 to 12/31/2014.........  $11.08717    $11.85788      228,333
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62830    $11.43057            0
    01/01/2007 to 12/31/2007.........  $11.43057    $11.42738            0
    01/01/2008 to 12/31/2008.........  $11.42738    $ 6.85882            0
    01/01/2009 to 12/31/2009.........  $ 6.85882    $ 8.18377            0
    01/01/2010 to 12/31/2010.........  $ 8.18377    $ 9.22175            0
    01/01/2011 to 12/31/2011.........  $ 9.22175    $ 9.34460            0
    01/01/2012 to 12/31/2012.........  $ 9.34460    $10.87307            0
    01/01/2013 to 12/31/2013.........  $10.87307    $14.10290            0
    01/01/2014 to 12/31/2014.........  $14.10290    $16.19051            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99829    $ 8.87518            0
    01/01/2012 to 12/31/2012.........  $ 8.87518    $ 9.83606            0
    01/01/2013 to 12/31/2013.........  $ 9.83606    $11.79145            0
    01/01/2014 to 12/31/2014.........  $11.79145    $12.29971            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08098    $ 7.32618            0
    01/01/2009 to 12/31/2009.........  $ 7.32618    $ 8.85373       19,485
    01/01/2010 to 12/31/2010.........  $ 8.85373    $ 9.70515       15,059
    01/01/2011 to 12/31/2011.........  $ 9.70515    $ 9.33306       10,889
    01/01/2012 to 12/31/2012.........  $ 9.33306    $10.08071       11,025
    01/01/2013 to 12/31/2013.........  $10.08071    $11.10147        1,654
    01/01/2014 to 12/31/2014.........  $11.10147    $11.43195        1,586

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09916    $ 6.67900        5,329
    01/01/2009 to 12/31/2009.........  $ 6.67900    $ 8.29803       13,851
    01/01/2010 to 12/31/2010.........  $ 8.29803    $ 9.29309       11,332
    01/01/2011 to 12/31/2011.........  $ 9.29309    $ 8.88479       10,261
    01/01/2012 to 12/31/2012.........  $ 8.88479    $10.08559       10,461
    01/01/2013 to 12/31/2013.........  $10.08559    $11.66215        6,817
    01/01/2014 to 12/31/2014.........  $11.66215    $12.04284        8,936
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.45722    $11.04245            0
    01/01/2007 to 12/31/2007.........  $11.04245    $11.77871        3,266
    01/01/2008 to 12/31/2008.........  $11.77871    $ 8.05326       11,247
    01/01/2009 to 12/31/2009.........  $ 8.05326    $10.04994       51,127
    01/01/2010 to 12/31/2010.........  $10.04994    $11.00596       87,222
    01/01/2011 to 12/31/2011.........  $11.00596    $10.41555       68,916
    01/01/2012 to 12/31/2012.........  $10.41555    $11.33714       67,120
    01/01/2013 to 12/31/2013.........  $11.33714    $12.70300       54,350
    01/01/2014 to 12/31/2014.........  $12.70300    $12.81942       51,868
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.17005    $12.07703            0
    01/01/2007 to 12/31/2007.........  $12.07703    $13.15347            0
    01/01/2008 to 12/31/2008.........  $13.15347    $ 7.20232            0
    01/01/2009 to 12/31/2009.........  $ 7.20232    $ 9.35819        1,833
    01/01/2010 to 12/31/2010.........  $ 9.35819    $12.14893        1,207
    01/01/2011 to 12/31/2011.........  $12.14893    $10.33909          879
    01/01/2012 to 12/31/2012.........  $10.33909    $12.15880          990
    01/01/2013 to 12/31/2013.........  $12.15880    $16.76899            0
    01/01/2014 to 12/31/2014.........  $16.76899    $17.23549          619
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90478    $ 9.88597            0
    01/01/2007 to 12/31/2007.........  $ 9.88597    $10.37389            0
    01/01/2008 to 12/31/2008.........  $10.37389    $ 6.60424            0
    01/01/2009 to 12/31/2009.........  $ 6.60424    $ 8.66167        4,275
    01/01/2010 to 12/31/2010.........  $ 8.66167    $11.57313        4,072
    01/01/2011 to 12/31/2011.........  $11.57313    $11.22445        1,988
    01/01/2012 to 12/31/2012.........  $11.22445    $12.33177        2,709
    01/01/2013 to 12/31/2013.........  $12.33177    $16.32652          619
    01/01/2014 to 12/31/2014.........  $16.32652    $16.60132            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.94624    $12.47456            0
    01/01/2007 to 12/31/2007.........  $12.47456    $11.53147            0
    01/01/2008 to 12/31/2008.........  $11.53147    $ 7.93778            0
    01/01/2009 to 12/31/2009.........  $ 7.93778    $ 9.87372          795
    01/01/2010 to 12/31/2010.........  $ 9.87372    $12.18462          480
    01/01/2011 to 12/31/2011.........  $12.18462    $11.22104          935
    01/01/2012 to 12/31/2012.........  $11.22104    $12.98572        1,005
    01/01/2013 to 12/31/2013.........  $12.98572    $17.47572          271
    01/01/2014 to 12/31/2014.........  $17.47572    $18.01797            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.69114    $11.36989            0
    01/01/2007 to 12/31/2007.........  $11.36989    $11.83890       50,137
    01/01/2008 to 12/31/2008.........  $11.83890    $ 8.58696       64,147
    01/01/2009 to 12/31/2009.........  $ 8.58696    $10.44044      162,911
    01/01/2010 to 12/31/2010.........  $10.44044    $11.40523      179,662
    01/01/2011 to 12/31/2011.........  $11.40523    $11.39261      152,830
    01/01/2012 to 12/31/2012.........  $11.39261    $12.66397      155,529
    01/01/2013 to 12/31/2013.........  $12.66397    $14.49143      122,188
    01/01/2014 to 12/31/2014.........  $14.49143    $15.02799      109,143
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00641    $12.21281            0
    01/01/2007 to 12/31/2007.........  $12.21281    $11.53367            0
    01/01/2008 to 12/31/2008.........  $11.53367    $ 6.56465            0
    01/01/2009 to 12/31/2009.........  $ 6.56465    $ 7.95961            0
    01/01/2010 to 12/31/2010.........  $ 7.95961    $ 8.82843            0
    01/01/2011 to 12/31/2011.........  $ 8.82843    $ 8.50532            0
    01/01/2012 to 12/31/2012.........  $ 8.50532    $ 9.76716            0
    01/01/2013 to 12/31/2013.........  $ 9.76716    $12.40611            0
    01/01/2014 to 12/31/2014.........  $12.40611    $13.05825            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93981    $10.43814            0
    01/01/2007 to 12/31/2007.........  $10.43814    $11.06414            0
    01/01/2008 to 12/31/2008.........  $11.06414    $ 6.44027            0
    01/01/2009 to 12/31/2009.........  $ 6.44027    $ 9.67446            0
    01/01/2010 to 12/31/2010.........  $ 9.67446    $10.97370            0
    01/01/2011 to 12/31/2011.........  $10.97370    $10.56605          619
    01/01/2012 to 12/31/2012.........  $10.56605    $12.16792          665
    01/01/2013 to 12/31/2013.........  $12.16792    $17.16472          179
    01/01/2014 to 12/31/2014.........  $17.16472    $18.21468            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.74361    $13.27510            0
    01/01/2007 to 12/31/2007.........  $13.27510    $18.26734            0
    01/01/2008 to 12/31/2008.........  $18.26734    $ 8.94784            0
    01/01/2009 to 12/31/2009.........  $ 8.94784    $13.08863        4,378
    01/01/2010 to 12/31/2010.........  $13.08863    $15.44154        6,187
    01/01/2011 to 12/31/2011.........  $15.44154    $12.86799        2,764
    01/01/2012 to 12/31/2012.........  $12.86799    $13.05869        3,814
    01/01/2013 to 12/31/2013.........  $13.05869    $14.75729          392
    01/01/2014 to 12/31/2014.........  $14.75729    $13.24514          740
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.53367    $ 9.80134            0
    01/01/2007 to 12/31/2007.........  $ 9.80134    $10.52457            0
    01/01/2008 to 12/31/2008.........  $10.52457    $10.05707            0
    01/01/2009 to 12/31/2009.........  $10.05707    $11.04358        3,089
    01/01/2010 to 12/31/2010.........  $11.04358    $11.43770        2,435
    01/01/2011 to 12/31/2011.........  $11.43770    $11.66490        1,648
    01/01/2012 to 12/31/2012.........  $11.66490    $12.02165        1,956
    01/01/2013 to 12/31/2013.........  $12.02165    $11.33244            0
    01/01/2014 to 12/31/2014.........  $11.33244    $11.16110        1,892
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62887    $11.32444            0
    01/01/2007 to 12/31/2007.........  $11.32444    $12.15039            0
    01/01/2008 to 12/31/2008.........  $12.15039    $ 6.86312            0
    01/01/2009 to 12/31/2009.........  $ 6.86312    $ 8.63315       47,184
    01/01/2010 to 12/31/2010.........  $ 8.63315    $ 9.69323       40,775
    01/01/2011 to 12/31/2011.........  $ 9.69323    $ 9.16607       22,526
    01/01/2012 to 12/31/2012.........  $ 9.16607    $ 9.96542       24,555
    01/01/2013 to 12/31/2013.........  $ 9.96542    $11.76171       23,512
    01/01/2014 to 12/31/2014.........  $11.76171    $12.15390       32,540
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99829    $ 9.97440            0
    01/01/2008 to 12/31/2008.........  $ 9.97440    $ 9.26017            0
    01/01/2009 to 12/31/2009.........  $ 9.26017    $10.12450            0
    01/01/2010 to 12/31/2010.........  $10.12450    $10.68951        1,264
    01/01/2011 to 12/31/2011.........  $10.68951    $11.10080          429
    01/01/2012 to 12/31/2012.........  $11.10080    $11.72585          618
    01/01/2013 to 12/31/2013.........  $11.72585    $11.31310          126
    01/01/2014 to 12/31/2014.........  $11.31310    $11.87791          588

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07800    $ 6.62440        4,018
    01/01/2009 to 12/31/2009.........  $ 6.62440    $ 8.43880       38,984
    01/01/2010 to 12/31/2010.........  $ 8.43880    $ 9.11172       38,950
    01/01/2011 to 12/31/2011.........  $ 9.11172    $ 8.77538       29,302
    01/01/2012 to 09/21/2012.........  $ 8.77538    $ 9.80179            0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08888    $ 7.64977            0
    01/01/2009 to 12/31/2009.........  $ 7.64977    $ 9.10826            0
    01/01/2010 to 12/31/2010.........  $ 9.10826    $10.46983            0
    01/01/2011 to 12/31/2011.........  $10.46983    $10.96726            0
    01/01/2012 to 12/31/2012.........  $10.96726    $11.90760            0
    01/01/2013 to 12/31/2013.........  $11.90760    $14.98106            0
    01/01/2014 to 12/31/2014.........  $14.98106    $16.17354            0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26789    $ 7.02240            0
    01/01/2009 to 12/31/2009.........  $ 7.02240    $ 8.99671            0
    01/01/2010 to 12/31/2010.........  $ 8.99671    $10.69651            0
    01/01/2011 to 12/31/2011.........  $10.69651    $11.05307            0
    01/01/2012 to 12/31/2012.........  $11.05307    $13.21772            0
    01/01/2013 to 12/31/2013.........  $13.21772    $18.10741            0
    01/01/2014 to 12/31/2014.........  $18.10741    $19.94475            0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38558    $ 5.25699            0
    01/01/2009 to 12/31/2009.........  $ 5.25699    $ 5.92152            0
    01/01/2010 to 12/31/2010.........  $ 5.92152    $ 6.43365            0
    01/01/2011 to 12/31/2011.........  $ 6.43365    $ 5.42982          703
    01/01/2012 to 12/31/2012.........  $ 5.42982    $ 6.63308          756
    01/01/2013 to 12/31/2013.........  $ 6.63308    $ 8.58077          203
    01/01/2014 to 12/31/2014.........  $ 8.58077    $ 9.48981            0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15181    $ 8.31252            0
    01/01/2009 to 12/31/2009.........  $ 8.31252    $ 9.73373            0
    01/01/2010 to 12/31/2010.........  $ 9.73373    $ 9.80468            0
    01/01/2011 to 12/31/2011.........  $ 9.80468    $10.57454          700
    01/01/2012 to 12/31/2012.........  $10.57454    $12.15913          753
    01/01/2013 to 12/31/2013.........  $12.15913    $16.64400          203
    01/01/2014 to 12/31/2014.........  $16.64400    $20.16511            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16531    $ 6.07949           0
    01/01/2009 to 12/31/2009.........  $ 6.07949    $ 7.38932           0
    01/01/2010 to 12/31/2010.........  $ 7.38932    $ 8.95612           0
    01/01/2011 to 12/31/2011.........  $ 8.95612    $ 8.61558           0
    01/01/2012 to 12/31/2012.........  $ 8.61558    $ 9.77130           0
    01/01/2013 to 12/31/2013.........  $ 9.77130    $13.22525           0
    01/01/2014 to 12/31/2014.........  $13.22525    $13.67558           0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11054    $ 6.69736           0
    01/01/2009 to 12/31/2009.........  $ 6.69736    $ 8.51005       2,729
    01/01/2010 to 12/31/2010.........  $ 8.51005    $ 9.43387       1,647
    01/01/2011 to 12/31/2011.........  $ 9.43387    $ 9.52935       1,262
    01/01/2012 to 12/31/2012.........  $ 9.52935    $10.52001       1,357
    01/01/2013 to 12/31/2013.........  $10.52001    $13.46336         365
    01/01/2014 to 12/31/2014.........  $13.46336    $14.89119           0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24132    $ 6.25380           0
    01/01/2009 to 12/31/2009.........  $ 6.25380    $ 7.31738           0
    01/01/2010 to 12/31/2010.........  $ 7.31738    $ 8.09105           0
    01/01/2011 to 12/31/2011.........  $ 8.09105    $ 7.82346           0
    01/01/2012 to 12/31/2012.........  $ 7.82346    $ 8.84385           0
    01/01/2013 to 12/31/2013.........  $ 8.84385    $11.25131           0
    01/01/2014 to 12/31/2014.........  $11.25131    $12.17415           0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07232    $ 6.18199           0
    01/01/2009 to 12/31/2009.........  $ 6.18199    $ 8.37491         932
    01/01/2010 to 12/31/2010.........  $ 8.37491    $10.53374         562
    01/01/2011 to 12/31/2011.........  $10.53374    $10.01888         429
    01/01/2012 to 12/31/2012.........  $10.01888    $11.32177         462
    01/01/2013 to 12/31/2013.........  $11.32177    $14.47394         124
    01/01/2014 to 12/31/2014.........  $14.47394    $15.01137           0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18830    $ 6.44572           0
    01/01/2009 to 12/31/2009.........  $ 6.44572    $ 8.26226           0
    01/01/2010 to 12/31/2010.........  $ 8.26226    $ 9.74747           0
    01/01/2011 to 12/31/2011.........  $ 9.74747    $ 9.17262           0
    01/01/2012 to 12/31/2012.........  $ 9.17262    $10.47165           0
    01/01/2013 to 12/31/2013.........  $10.47165    $13.55469           0
    01/01/2014 to 12/31/2014.........  $13.55469    $14.62801           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25880    $ 5.50234         0
    01/01/2009 to 12/31/2009.........  $ 5.50234    $ 6.89260         0
    01/01/2010 to 12/31/2010.........  $ 6.89260    $ 8.41782         0
    01/01/2011 to 12/31/2011.........  $ 8.41782    $ 8.63656         0
    01/01/2012 to 12/31/2012.........  $ 8.63656    $ 9.91107         0
    01/01/2013 to 12/31/2013.........  $ 9.91107    $ 9.71611         0
    01/01/2014 to 12/31/2014.........  $ 9.71611    $11.89704         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11344    $ 6.79014         0
    01/01/2009 to 12/31/2009.........  $ 6.79014    $ 8.39089         0
    01/01/2010 to 12/31/2010.........  $ 8.39089    $10.33254         0
    01/01/2011 to 12/31/2011.........  $10.33254    $10.24997         0
    01/01/2012 to 12/31/2012.........  $10.24997    $11.29179         0
    01/01/2013 to 12/31/2013.........  $11.29179    $15.53056         0
    01/01/2014 to 12/31/2014.........  $15.53056    $15.54156         0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22844    $ 7.15855         0
    01/01/2009 to 12/31/2009.........  $ 7.15855    $ 8.44181         0
    01/01/2010 to 12/31/2010.........  $ 8.44181    $10.09576         0
    01/01/2011 to 12/31/2011.........  $10.09576    $ 9.48274         0
    01/01/2012 to 12/31/2012.........  $ 9.48274    $10.78788         0
    01/01/2013 to 12/31/2013.........  $10.78788    $14.54699         0
    01/01/2014 to 12/31/2014.........  $14.54699    $15.07615         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27802    $ 7.24797         0
    01/01/2009 to 12/31/2009.........  $ 7.24797    $ 7.61851         0
    01/01/2010 to 12/31/2010.........  $ 7.61851    $ 8.63243         0
    01/01/2011 to 12/31/2011.........  $ 8.63243    $ 8.61317         0
    01/01/2012 to 12/31/2012.........  $ 8.61317    $ 9.82906         0
    01/01/2013 to 12/31/2013.........  $ 9.82906    $10.78878         0
    01/01/2014 to 12/31/2014.........  $10.78878    $10.62668         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09847    $ 7.19472         0
    01/01/2009 to 12/31/2009.........  $ 7.19472    $ 7.80329         0
    01/01/2010 to 12/31/2010.........  $ 7.80329    $ 8.09752         0
    01/01/2011 to 12/31/2011.........  $ 8.09752    $ 9.32008         0
    01/01/2012 to 12/31/2012.........  $ 9.32008    $ 9.14088         0
    01/01/2013 to 12/31/2013.........  $ 9.14088    $10.14482         0
    01/01/2014 to 12/31/2014.........  $10.14482    $12.50810         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.25%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38461    $10.94529      146,936
    01/01/2007 to 12/31/2007.........  $10.94529    $11.68877      307,829
    01/01/2008 to 12/31/2008.........  $11.68877    $ 7.79271      333,079
    01/01/2009 to 12/31/2009.........  $ 7.79271    $ 9.47766      310,818
    01/01/2010 to 12/31/2010.........  $ 9.47766    $10.37822      298,352
    01/01/2011 to 12/31/2011.........  $10.37822    $ 9.88032      285,686
    01/01/2012 to 12/31/2012.........  $ 9.88032    $10.87687      270,819
    01/01/2013 to 12/31/2013.........  $10.87687    $11.69852      230,217
    01/01/2014 to 12/31/2014.........  $11.69852    $11.87790      220,327
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14215    $10.61267       29,841
    01/01/2007 to 12/31/2007.........  $10.61267    $11.36459       49,540
    01/01/2008 to 12/31/2008.........  $11.36459    $ 7.80171       46,791
    01/01/2009 to 12/31/2009.........  $ 7.80171    $ 9.62915       47,549
    01/01/2010 to 12/31/2010.........  $ 9.62915    $10.70809       47,062
    01/01/2011 to 12/31/2011.........  $10.70809    $10.48454       45,027
    01/01/2012 to 12/31/2012.........  $10.48454    $11.65298       43,458
    01/01/2013 to 12/31/2013.........  $11.65298    $13.28346       36,437
    01/01/2014 to 12/31/2014.........  $13.28346    $13.78454       35,383
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.68420    $11.75492            0
    01/01/2007 to 12/31/2007.........  $11.75492    $11.48262            0
    01/01/2008 to 12/31/2008.........  $11.48262    $ 7.32789            0
    01/01/2009 to 12/31/2009.........  $ 7.32789    $ 8.44044            0
    01/01/2010 to 12/31/2010.........  $ 8.44044    $ 9.39776            0
    01/01/2011 to 12/31/2011.........  $ 9.39776    $ 9.51953            0
    01/01/2012 to 05/04/2012.........  $ 9.51953    $10.32353            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33511    $10.83790       70,893
    01/01/2007 to 12/31/2007.........  $10.83790    $11.56011      149,800
    01/01/2008 to 12/31/2008.........  $11.56011    $ 8.06061      150,333
    01/01/2009 to 12/31/2009.........  $ 8.06061    $ 9.71989      157,636
    01/01/2010 to 12/31/2010.........  $ 9.71989    $10.67667      150,273
    01/01/2011 to 12/31/2011.........  $10.67667    $10.31523      143,347
    01/01/2012 to 12/31/2012.........  $10.31523    $11.34646      136,824
    01/01/2013 to 12/31/2013.........  $11.34646    $13.05510      130,435
    01/01/2014 to 12/31/2014.........  $13.05510    $13.60049      118,542
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99756    $ 9.13191       74,151
    01/01/2012 to 12/31/2012.........  $ 9.13191    $ 9.99296       74,023
    01/01/2013 to 12/31/2013.........  $ 9.99296    $10.83380       73,861
    01/01/2014 to 12/31/2014.........  $10.83380    $11.11408       73,437
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99817    $10.46009            0
    01/01/2014 to 12/31/2014.........  $10.46009    $10.59593            0
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93817    $ 9.60041            0
    01/01/2010 to 12/31/2010.........  $ 9.60041    $10.38216            0
    01/01/2011 to 12/31/2011.........  $10.38216    $11.13290            0
    01/01/2012 to 12/31/2012.........  $11.13290    $11.34091            0
    01/01/2013 to 12/31/2013.........  $11.34091    $11.01490            0
    01/01/2014 to 12/31/2014.........  $11.01490    $10.82225            0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92260    $ 9.66626            0
    01/01/2010 to 12/31/2010.........  $ 9.66626    $10.51104            0
    01/01/2011 to 12/31/2011.........  $10.51104    $11.67616            0
    01/01/2012 to 12/31/2012.........  $11.67616    $12.07152            0
    01/01/2013 to 12/31/2013.........  $12.07152    $11.43481            0
    01/01/2014 to 12/31/2014.........  $11.43481    $11.48095            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90537    $ 9.56715         0
    01/01/2010 to 12/31/2010.........  $ 9.56715    $10.41967         0
    01/01/2011 to 12/31/2011.........  $10.41967    $11.81852         0
    01/01/2012 to 12/31/2012.........  $11.81852    $12.23524         0
    01/01/2013 to 12/31/2013.........  $12.23524    $11.38790         0
    01/01/2014 to 12/31/2014.........  $11.38790    $11.61219         0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88409    $ 9.24236         0
    01/01/2010 to 12/31/2010.........  $ 9.24236    $10.10963         0
    01/01/2011 to 12/31/2011.........  $10.10963    $11.73410         0
    01/01/2012 to 12/31/2012.........  $11.73410    $12.20077         0
    01/01/2013 to 12/31/2013.........  $12.20077    $11.15482         0
    01/01/2014 to 12/31/2014.........  $11.15482    $11.58131         0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99756    $10.96344         0
    01/01/2011 to 12/31/2011.........  $10.96344    $12.89923         0
    01/01/2012 to 12/31/2012.........  $12.89923    $13.47203         0
    01/01/2013 to 12/31/2013.........  $13.47203    $12.25318         0
    01/01/2014 to 12/31/2014.........  $12.25318    $12.90403         0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99817    $11.97169         0
    01/01/2012 to 12/31/2012.........  $11.97169    $12.39242         0
    01/01/2013 to 12/31/2013.........  $12.39242    $10.93851         0
    01/01/2014 to 12/31/2014.........  $10.93851    $11.80707         0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99757    $10.35646         0
    01/01/2013 to 12/31/2013.........  $10.35646    $ 9.09549         0
    01/01/2014 to 12/31/2014.........  $ 9.09549    $10.01785         0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99878    $ 8.71387         0
    01/01/2014 to 12/31/2014.........  $ 8.71387    $ 9.76561         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99878    $11.25691            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14494    $10.29281            0
    01/01/2010 to 12/31/2010.........  $10.29281    $11.44781            0
    01/01/2011 to 12/31/2011.........  $11.44781    $10.53872            0
    01/01/2012 to 12/31/2012.........  $10.53872    $11.67038            0
    01/01/2013 to 12/31/2013.........  $11.67038    $15.00093            0
    01/01/2014 to 12/31/2014.........  $15.00093    $16.17688            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50360    $11.12115       88,438
    01/01/2007 to 12/31/2007.........  $11.12115    $11.93342      195,338
    01/01/2008 to 12/31/2008.........  $11.93342    $ 7.59294      196,185
    01/01/2009 to 12/31/2009.........  $ 7.59294    $ 9.30688      209,267
    01/01/2010 to 12/31/2010.........  $ 9.30688    $10.31961      167,220
    01/01/2011 to 12/31/2011.........  $10.31961    $ 9.84787      162,561
    01/01/2012 to 12/31/2012.........  $ 9.84787    $10.95243      143,150
    01/01/2013 to 12/31/2013.........  $10.95243    $13.14089      138,668
    01/01/2014 to 12/31/2014.........  $13.14089    $13.75064      138,136
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99817    $11.60723            0
    01/01/2014 to 12/31/2014.........  $11.60723    $12.89672            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.09878    $15.99622            0
    01/01/2007 to 12/31/2007.........  $15.99622    $12.52355            0
    01/01/2008 to 12/31/2008.........  $12.52355    $ 7.95449            0
    01/01/2009 to 12/31/2009.........  $ 7.95449    $10.26325            0
    01/01/2010 to 12/31/2010.........  $10.26325    $12.91748            0
    01/01/2011 to 12/31/2011.........  $12.91748    $13.46633            0
    01/01/2012 to 12/31/2012.........  $13.46633    $15.19077            0
    01/01/2013 to 12/31/2013.........  $15.19077    $15.32188            0
    01/01/2014 to 12/31/2014.........  $15.32188    $19.61723            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20903    $11.69708            0
    01/01/2007 to 12/31/2007.........  $11.69708    $ 9.40579            0
    01/01/2008 to 07/18/2008.........  $ 9.40579    $ 8.59151            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99817    $ 9.65239            0
    01/01/2014 to 12/31/2014.........  $ 9.65239    $ 9.92163            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04243    $10.53407       27,630
    01/01/2007 to 12/31/2007.........  $10.53407    $11.18251       37,674
    01/01/2008 to 12/31/2008.........  $11.18251    $ 7.16462       34,344
    01/01/2009 to 12/31/2009.........  $ 7.16462    $ 8.67826       34,026
    01/01/2010 to 12/31/2010.........  $ 8.67826    $ 9.70641       33,750
    01/01/2011 to 12/31/2011.........  $ 9.70641    $ 9.35035       31,621
    01/01/2012 to 12/31/2012.........  $ 9.35035    $10.11678       30,169
    01/01/2013 to 12/31/2013.........  $10.11678    $11.35451       25,713
    01/01/2014 to 12/31/2014.........  $11.35451    $11.45456       23,492
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10345    $ 7.47852            0
    01/01/2009 to 12/31/2009.........  $ 7.47852    $ 8.86670            0
    01/01/2010 to 12/31/2010.........  $ 8.86670    $ 9.82698            0
    01/01/2011 to 12/31/2011.........  $ 9.82698    $ 9.37344          704
    01/01/2012 to 12/31/2012.........  $ 9.37344    $10.41682          896
    01/01/2013 to 12/31/2013.........  $10.41682    $12.14611          842
    01/01/2014 to 12/31/2014.........  $12.14611    $12.55819          791
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99818    $ 7.45402            0
    01/01/2009 to 11/13/2009.........  $ 7.45402    $ 8.29630            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99818    $10.70738        757
    01/01/2013 to 12/31/2013.........  $10.70738    $13.03450        757
    01/01/2014 to 12/31/2014.........  $13.03450    $13.15281        757
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99817    $10.77527          0
    01/01/2014 to 12/31/2014.........  $10.77527    $10.80786          0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17485    $ 6.09790          0
    01/01/2009 to 12/31/2009.........  $ 6.09790    $ 8.05684          0
    01/01/2010 to 12/31/2010.........  $ 8.05684    $ 9.47128          0
    01/01/2011 to 12/31/2011.........  $ 9.47128    $ 8.79636          0
    01/01/2012 to 12/31/2012.........  $ 8.79636    $10.90830          0
    01/01/2013 to 12/31/2013.........  $10.90830    $11.13207          0
    01/01/2014 to 12/31/2014.........  $11.13207    $12.40303          0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20329    $11.51996          0
    01/01/2007 to 12/31/2007.........  $11.51996    $12.84145          0
    01/01/2008 to 12/31/2008.........  $12.84145    $ 7.50118          0
    01/01/2009 to 12/31/2009.........  $ 7.50118    $10.96011          0
    01/01/2010 to 12/31/2010.........  $10.96011    $11.82166          0
    01/01/2011 to 12/31/2011.........  $11.82166    $11.10435          0
    01/01/2012 to 12/31/2012.........  $11.10435    $13.00602          0
    01/01/2013 to 12/31/2013.........  $13.00602    $16.50274          0
    01/01/2014 to 02/07/2014.........  $16.50274    $16.22539          0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61651    $11.71945          0
    01/01/2007 to 12/31/2007.........  $11.71945    $12.04791          0
    01/01/2008 to 12/31/2008.........  $12.04791    $ 6.98810          0
    01/01/2009 to 12/31/2009.........  $ 6.98810    $ 8.14575          0
    01/01/2010 to 12/31/2010.........  $ 8.14575    $ 8.99314          0
    01/01/2011 to 12/31/2011.........  $ 8.99314    $ 8.31011          0
    01/01/2012 to 12/31/2012.........  $ 8.31011    $ 9.72534          0
    01/01/2013 to 12/31/2013.........  $ 9.72534    $12.70180          0
    01/01/2014 to 12/31/2014.........  $12.70180    $14.05368          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.08434    $10.94421          0
    01/01/2007 to 12/31/2007.........  $10.94421    $12.77287          0
    01/01/2008 to 12/31/2008.........  $12.77287    $ 7.39570          0
    01/01/2009 to 12/31/2009.........  $ 7.39570    $11.36264          0
    01/01/2010 to 12/31/2010.........  $11.36264    $13.31590          0
    01/01/2011 to 12/31/2011.........  $13.31590    $12.63558          0
    01/01/2012 to 12/31/2012.........  $12.63558    $14.78088          0
    01/01/2013 to 12/31/2013.........  $14.78088    $19.10921          0
    01/01/2014 to 12/31/2014.........  $19.10921    $20.84303          0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08912    $ 7.58716        789
    01/01/2009 to 12/31/2009.........  $ 7.58716    $ 9.15528        788
    01/01/2010 to 12/31/2010.........  $ 9.15528    $ 9.99239        788
    01/01/2011 to 12/31/2011.........  $ 9.99239    $ 9.72331        788
    01/01/2012 to 12/31/2012.........  $ 9.72331    $10.47221        787
    01/01/2013 to 12/31/2013.........  $10.47221    $11.24773        787
    01/01/2014 to 12/31/2014.........  $11.24773    $11.44479        787
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03306    $ 7.61998          0
    01/01/2009 to 12/31/2009.........  $ 7.61998    $ 9.45304          0
    01/01/2010 to 12/31/2010.........  $ 9.45304    $11.71980          0
    01/01/2011 to 12/31/2011.........  $11.71980    $11.61152          0
    01/01/2012 to 12/31/2012.........  $11.61152    $13.13736          0
    01/01/2013 to 12/31/2013.........  $13.13736    $17.83518          0
    01/01/2014 to 12/31/2014.........  $17.83518    $18.69829          0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50768    $12.69696          0
    01/01/2007 to 12/31/2007.........  $12.69696    $12.56242          0
    01/01/2008 to 12/31/2008.........  $12.56242    $ 7.70297          0
    01/01/2009 to 12/31/2009.........  $ 7.70297    $ 8.90897          0
    01/01/2010 to 12/31/2010.........  $ 8.90897    $ 9.79708          0
    01/01/2011 to 12/31/2011.........  $ 9.79708    $ 9.53469          0
    01/01/2012 to 12/31/2012.........  $ 9.53469    $10.57417          0
    01/01/2013 to 12/31/2013.........  $10.57417    $13.92281          0
    01/01/2014 to 12/31/2014.........  $13.92281    $13.82856          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.05733    $10.59002         0
    01/01/2007 to 12/31/2007.........  $10.59002    $10.61268         0
    01/01/2008 to 12/31/2008.........  $10.61268    $ 7.72782         0
    01/01/2009 to 12/31/2009.........  $ 7.72782    $10.24484         0
    01/01/2010 to 12/31/2010.........  $10.24484    $11.37212         0
    01/01/2011 to 12/31/2011.........  $11.37212    $11.47527         0
    01/01/2012 to 12/31/2012.........  $11.47527    $12.77941         0
    01/01/2013 to 12/31/2013.........  $12.77941    $13.39553         0
    01/01/2014 to 12/31/2014.........  $13.39553    $13.43582         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99169    $10.56677         0
    01/01/2007 to 12/31/2007.........  $10.56677    $12.30178         0
    01/01/2008 to 12/31/2008.........  $12.30178    $ 5.98731         0
    01/01/2009 to 12/31/2009.........  $ 5.98731    $ 7.92187         0
    01/01/2010 to 12/31/2010.........  $ 7.92187    $ 8.87097         0
    01/01/2011 to 12/31/2011.........  $ 8.87097    $ 7.55472         0
    01/01/2012 to 12/31/2012.........  $ 7.55472    $ 8.89293         0
    01/01/2013 to 12/31/2013.........  $ 8.89293    $10.35465         0
    01/01/2014 to 12/31/2014.........  $10.35465    $ 9.56727         0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00984    $10.82889         0
    01/01/2007 to 12/31/2007.........  $10.82889    $12.47484         0
    01/01/2008 to 12/31/2008.........  $12.47484    $ 6.83160         0
    01/01/2009 to 12/31/2009.........  $ 6.83160    $ 8.71894         0
    01/01/2010 to 12/31/2010.........  $ 8.71894    $ 9.47217         0
    01/01/2011 to 12/31/2011.........  $ 9.47217    $ 8.10141         0
    01/01/2012 to 12/31/2012.........  $ 8.10141    $ 9.24419         0
    01/01/2013 to 12/31/2013.........  $ 9.24419    $10.80070         0
    01/01/2014 to 12/31/2014.........  $10.80070    $ 9.85484         0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11164    $ 7.11287         0
    01/01/2009 to 12/31/2009.........  $ 7.11287    $ 8.81140         0
    01/01/2010 to 12/31/2010.........  $ 8.81140    $ 9.80827         0
    01/01/2011 to 12/31/2011.........  $ 9.80827    $ 9.53814         0
    01/01/2012 to 12/31/2012.........  $ 9.53814    $10.59496         0
    01/01/2013 to 12/31/2013.........  $10.59496    $12.04899         0
    01/01/2014 to 12/31/2014.........  $12.04899    $12.53374         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.07550    $12.73435            0
    01/01/2007 to 12/31/2007.........  $12.73435    $13.62815            0
    01/01/2008 to 12/31/2008.........  $13.62815    $ 7.81267            0
    01/01/2009 to 12/31/2009.........  $ 7.81267    $10.38229            0
    01/01/2010 to 12/31/2010.........  $10.38229    $10.88206            0
    01/01/2011 to 12/31/2011.........  $10.88206    $ 9.66899            0
    01/01/2012 to 12/31/2012.........  $ 9.66899    $11.52759            0
    01/01/2013 to 12/31/2013.........  $11.52759    $13.00571            0
    01/01/2014 to 12/31/2014.........  $13.00571    $11.90982            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.90941    $11.49327            0
    01/01/2007 to 12/31/2007.........  $11.49327    $11.45739          321
    01/01/2008 to 12/31/2008.........  $11.45739    $ 9.23119       10,260
    01/01/2009 to 12/31/2009.........  $ 9.23119    $11.01602       10,680
    01/01/2010 to 12/31/2010.........  $11.01602    $11.56220       10,257
    01/01/2011 to 12/31/2011.........  $11.56220    $11.33459        9,773
    01/01/2012 to 12/31/2012.........  $11.33459    $12.27304        9,228
    01/01/2013 to 12/31/2013.........  $12.27304    $13.32716        8,763
    01/01/2014 to 12/31/2014.........  $13.32716    $13.74406        8,383
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08356    $10.28302            0
    01/01/2010 to 12/31/2010.........  $10.28302    $11.19487            0
    01/01/2011 to 12/31/2011.........  $11.19487    $11.02146            0
    01/01/2012 to 12/31/2012.........  $11.02146    $12.41541            0
    01/01/2013 to 12/31/2013.........  $12.41541    $16.57359            0
    01/01/2014 to 12/31/2014.........  $16.57359    $17.74935            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04913    $12.17354            0
    01/01/2007 to 12/31/2007.........  $12.17354    $11.54866            0
    01/01/2008 to 12/31/2008.........  $11.54866    $ 6.60817            0
    01/01/2009 to 12/31/2009.........  $ 6.60817    $ 7.71877            0
    01/01/2010 to 12/31/2010.........  $ 7.71877    $ 8.54237            0
    01/01/2011 to 12/31/2011.........  $ 8.54237    $ 8.00512            0
    01/01/2012 to 12/31/2012.........  $ 8.00512    $ 9.15076            0
    01/01/2013 to 12/31/2013.........  $ 9.15076    $12.51678            0
    01/01/2014 to 12/31/2014.........  $12.51678    $13.92415            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.12177    $11.38185         0
    01/01/2007 to 12/31/2007.........  $11.38185    $12.79579         0
    01/01/2008 to 12/31/2008.........  $12.79579    $ 7.05018         0
    01/01/2009 to 12/31/2009.........  $ 7.05018    $ 8.94686         0
    01/01/2010 to 12/31/2010.........  $ 8.94686    $10.47834         0
    01/01/2011 to 12/31/2011.........  $10.47834    $10.15451         0
    01/01/2012 to 12/31/2012.........  $10.15451    $11.14880         0
    01/01/2013 to 12/31/2013.........  $11.14880    $14.89547         0
    01/01/2014 to 12/31/2014.........  $14.89547    $16.11043         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18232    $10.63464         0
    01/01/2007 to 12/31/2007.........  $10.63464    $11.03240         0
    01/01/2008 to 12/31/2008.........  $11.03240    $ 8.28063         0
    01/01/2009 to 12/31/2009.........  $ 8.28063    $10.90085         0
    01/01/2010 to 12/31/2010.........  $10.90085    $12.09106         0
    01/01/2011 to 12/31/2011.........  $12.09106    $13.02828         0
    01/01/2012 to 12/31/2012.........  $13.02828    $13.49666         0
    01/01/2013 to 12/31/2013.........  $13.49666    $12.93554         0
    01/01/2014 to 12/31/2014.........  $12.93554    $13.45913         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.41248    $12.67817         0
    01/01/2007 to 12/31/2007.........  $12.67817    $13.56337         0
    01/01/2008 to 12/31/2008.........  $13.56337    $ 8.75586         0
    01/01/2009 to 12/31/2009.........  $ 8.75586    $11.26126         0
    01/01/2010 to 12/31/2010.........  $11.26126    $12.34035         0
    01/01/2011 to 12/31/2011.........  $12.34035    $11.69116         0
    01/01/2012 to 12/31/2012.........  $11.69116    $14.07213         0
    01/01/2013 to 12/31/2013.........  $14.07213    $17.56575         0
    01/01/2014 to 12/31/2014.........  $17.56575    $17.80286         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02534    $11.48567         0
    01/01/2007 to 12/31/2007.........  $11.48567    $12.92858         0
    01/01/2008 to 12/31/2008.........  $12.92858    $ 8.05364         0
    01/01/2009 to 12/31/2009.........  $ 8.05364    $ 9.79086         0
    01/01/2010 to 12/31/2010.........  $ 9.79086    $10.79966         0
    01/01/2011 to 12/31/2011.........  $10.79966    $10.49959         0
    01/01/2012 to 12/31/2012.........  $10.49959    $12.02243         0
    01/01/2013 to 12/31/2013.........  $12.02243    $16.07390         0
    01/01/2014 to 12/31/2014.........  $16.07390    $17.08945         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99818    $10.17554         0
    01/01/2013 to 12/31/2013.........  $10.17554    $13.38557         0
    01/01/2014 to 12/31/2014.........  $13.38557    $14.42863         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02794    $11.51347         0
    01/01/2007 to 12/31/2007.........  $11.51347    $11.56862         0
    01/01/2008 to 12/31/2008.........  $11.56862    $ 7.00032         0
    01/01/2009 to 12/31/2009.........  $ 7.00032    $ 9.50836         0
    01/01/2010 to 12/31/2010.........  $ 9.50836    $11.49463         0
    01/01/2011 to 12/31/2011.........  $11.49463    $10.85406         0
    01/01/2012 to 12/31/2012.........  $10.85406    $12.56906         0
    01/01/2013 to 12/31/2013.........  $12.56906    $16.27725         0
    01/01/2014 to 12/31/2014.........  $16.27725    $18.30203         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99935    $10.17121         0
    01/01/2007 to 12/31/2007.........  $10.17121    $10.43398         0
    01/01/2008 to 12/31/2008.........  $10.43398    $10.46036         0
    01/01/2009 to 12/31/2009.........  $10.46036    $10.25552         0
    01/01/2010 to 12/31/2010.........  $10.25552    $10.03229         0
    01/01/2011 to 12/31/2011.........  $10.03229    $ 9.81415         0
    01/01/2012 to 12/31/2012.........  $ 9.81415    $ 9.59827         0
    01/01/2013 to 12/31/2013.........  $ 9.59827    $ 9.38716         0
    01/01/2014 to 12/31/2014.........  $ 9.38716    $ 9.18065         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.63310    $11.73524         0
    01/01/2007 to 12/31/2007.........  $11.73524    $11.83935         0
    01/01/2008 to 12/31/2008.........  $11.83935    $ 6.68549         0
    01/01/2009 to 12/31/2009.........  $ 6.68549    $ 9.19594         0
    01/01/2010 to 12/31/2010.........  $ 9.19594    $11.10141         0
    01/01/2011 to 12/31/2011.........  $11.10141    $10.58780         0
    01/01/2012 to 12/31/2012.........  $10.58780    $12.12804         0
    01/01/2013 to 12/31/2013.........  $12.12804    $16.84393         0
    01/01/2014 to 12/31/2014.........  $16.84393    $18.82076         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02808    $10.06097         0
    01/01/2012 to 12/31/2012.........  $10.06097    $10.31851         0
    01/01/2013 to 12/31/2013.........  $10.31851    $ 9.80546         0
    01/01/2014 to 12/31/2014.........  $ 9.80546    $10.08372         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.33643    $12.58620         0
    01/01/2007 to 12/31/2007.........  $12.58620    $15.04070         0
    01/01/2008 to 12/31/2008.........  $15.04070    $ 8.35729         0
    01/01/2009 to 12/31/2009.........  $ 8.35729    $10.60820         0
    01/01/2010 to 12/31/2010.........  $10.60820    $13.35009         0
    01/01/2011 to 12/31/2011.........  $13.35009    $13.27697         0
    01/01/2012 to 12/31/2012.........  $13.27697    $14.59214         0
    01/01/2013 to 12/31/2013.........  $14.59214    $18.92509         0
    01/01/2014 to 12/31/2014.........  $18.92509    $19.97808         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.47605    $10.81666         0
    01/01/2007 to 12/31/2007.........  $10.81666    $12.55697         0
    01/01/2008 to 12/31/2008.........  $12.55697    $ 7.05627         0
    01/01/2009 to 12/31/2009.........  $ 7.05627    $ 8.45808         0
    01/01/2010 to 12/31/2010.........  $ 8.45808    $ 9.94865         0
    01/01/2011 to 04/29/2011.........  $ 9.94865    $11.13856         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99818    $10.28444         0
    01/01/2013 to 12/31/2013.........  $10.28444    $11.96070         0
    01/01/2014 to 12/31/2014.........  $11.96070    $12.29863         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10092    $ 5.55970         0
    01/01/2009 to 12/31/2009.........  $ 5.55970    $ 9.05407         0
    01/01/2010 to 12/31/2010.........  $ 9.05407    $10.82692         0
    01/01/2011 to 12/31/2011.........  $10.82692    $ 8.44241         0
    01/01/2012 to 12/31/2012.........  $ 8.44241    $ 9.73673         0
    01/01/2013 to 12/31/2013.........  $ 9.73673    $ 9.54367         0
    01/01/2014 to 12/31/2014.........  $ 9.54367    $ 8.89652         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.01081    $10.16415            0
    01/01/2007 to 12/31/2007.........  $10.16415    $10.61523            0
    01/01/2008 to 12/31/2008.........  $10.61523    $10.49732            0
    01/01/2009 to 12/31/2009.........  $10.49732    $11.31653            0
    01/01/2010 to 12/31/2010.........  $11.31653    $11.49897            0
    01/01/2011 to 12/31/2011.........  $11.49897    $11.49917            0
    01/01/2012 to 12/31/2012.........  $11.49917    $11.77377            0
    01/01/2013 to 12/31/2013.........  $11.77377    $11.26437            0
    01/01/2014 to 12/31/2014.........  $11.26437    $11.00598            0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97082    $10.26474            0
    01/01/2007 to 12/31/2007.........  $10.26474    $10.87171            0
    01/01/2008 to 12/31/2008.........  $10.87171    $10.39223            0
    01/01/2009 to 12/31/2009.........  $10.39223    $11.84329            0
    01/01/2010 to 12/31/2010.........  $11.84329    $12.47663            0
    01/01/2011 to 12/31/2011.........  $12.47663    $12.59042            0
    01/01/2012 to 12/31/2012.........  $12.59042    $13.46070            0
    01/01/2013 to 12/31/2013.........  $13.46070    $12.92255            0
    01/01/2014 to 12/31/2014.........  $12.92255    $13.17297            0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18649    $10.59390       19,236
    01/01/2007 to 12/31/2007.........  $10.59390    $11.26294       28,396
    01/01/2008 to 12/31/2008.........  $11.26294    $ 8.86866       36,275
    01/01/2009 to 12/31/2009.........  $ 8.86866    $10.41144       25,350
    01/01/2010 to 12/31/2010.........  $10.41144    $11.25882       36,967
    01/01/2011 to 12/31/2011.........  $11.25882    $11.12122       38,673
    01/01/2012 to 12/31/2012.........  $11.12122    $12.00437       37,300
    01/01/2013 to 12/31/2013.........  $12.00437    $12.82173       35,427
    01/01/2014 to 12/31/2014.........  $12.82173    $13.26380       33,660
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01809    $10.06089            0
    01/01/2012 to 12/31/2012.........  $10.06089    $10.53869            0
    01/01/2013 to 12/31/2013.........  $10.53869    $10.06837            0
    01/01/2014 to 12/31/2014.........  $10.06837    $10.44364            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16209    $10.43578       2,268
    01/01/2007 to 12/31/2007.........  $10.43578    $11.37013       7,568
    01/01/2008 to 12/31/2008.........  $11.37013    $ 6.59282       6,685
    01/01/2009 to 12/31/2009.........  $ 6.59282    $ 8.12252       6,480
    01/01/2010 to 12/31/2010.........  $ 8.12252    $ 9.45472       6,257
    01/01/2011 to 12/31/2011.........  $ 9.45472    $ 8.67232       6,945
    01/01/2012 to 12/31/2012.........  $ 8.67232    $ 9.57690       8,588
    01/01/2013 to 12/31/2013.........  $ 9.57690    $10.96089       8,292
    01/01/2014 to 12/31/2014.........  $10.96089    $11.70562       8,005
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61055    $11.40033           0
    01/01/2007 to 12/31/2007.........  $11.40033    $11.38033           0
    01/01/2008 to 12/31/2008.........  $11.38033    $ 6.82050           0
    01/01/2009 to 12/31/2009.........  $ 6.82050    $ 8.12604           0
    01/01/2010 to 12/31/2010.........  $ 8.12604    $ 9.14329           0
    01/01/2011 to 12/31/2011.........  $ 9.14329    $ 9.25157           0
    01/01/2012 to 12/31/2012.........  $ 9.25157    $10.74903           0
    01/01/2013 to 12/31/2013.........  $10.74903    $13.92157           0
    01/01/2014 to 12/31/2014.........  $13.92157    $15.95887           0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99817    $ 8.86648           0
    01/01/2012 to 12/31/2012.........  $ 8.86648    $ 9.81199           0
    01/01/2013 to 12/31/2013.........  $ 9.81199    $11.74541           0
    01/01/2014 to 12/31/2014.........  $11.74541    $12.23364           0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08094    $ 7.31895         797
    01/01/2009 to 12/31/2009.........  $ 7.31895    $ 8.83205         796
    01/01/2010 to 12/31/2010.........  $ 8.83205    $ 9.66727         796
    01/01/2011 to 12/31/2011.........  $ 9.66727    $ 9.28309         795
    01/01/2012 to 12/31/2012.........  $ 9.28309    $10.01191         795
    01/01/2013 to 12/31/2013.........  $10.01191    $11.00969         795
    01/01/2014 to 12/31/2014.........  $11.00969    $11.32086         795

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09912    $ 6.67246         0
    01/01/2009 to 12/31/2009.........  $ 6.67246    $ 8.27770         0
    01/01/2010 to 12/31/2010.........  $ 8.27770    $ 9.25676         0
    01/01/2011 to 12/31/2011.........  $ 9.25676    $ 8.83709         0
    01/01/2012 to 12/31/2012.........  $ 8.83709    $10.01673         0
    01/01/2013 to 12/31/2013.........  $10.01673    $11.56557         0
    01/01/2014 to 12/31/2014.........  $11.56557    $11.92551         0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.43974    $11.01325         0
    01/01/2007 to 12/31/2007.........  $11.01325    $11.73026         0
    01/01/2008 to 12/31/2008.........  $11.73026    $ 8.00838         0
    01/01/2009 to 12/31/2009.........  $ 8.00838    $ 9.97919         0
    01/01/2010 to 12/31/2010.........  $ 9.97919    $10.91252         0
    01/01/2011 to 12/31/2011.........  $10.91252    $10.31190         0
    01/01/2012 to 12/31/2012.........  $10.31190    $11.20774         0
    01/01/2013 to 12/31/2013.........  $11.20774    $12.53953         0
    01/01/2014 to 12/31/2014.........  $12.53953    $12.63590         0
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.14965    $12.04505         0
    01/01/2007 to 12/31/2007.........  $12.04505    $13.09925         0
    01/01/2008 to 12/31/2008.........  $13.09925    $ 7.16200         0
    01/01/2009 to 12/31/2009.........  $ 7.16200    $ 9.29215         0
    01/01/2010 to 12/31/2010.........  $ 9.29215    $12.04549         0
    01/01/2011 to 12/31/2011.........  $12.04549    $10.23600         0
    01/01/2012 to 12/31/2012.........  $10.23600    $12.01985         0
    01/01/2013 to 12/31/2013.........  $12.01985    $16.55303         0
    01/01/2014 to 12/31/2014.........  $16.55303    $16.98854         0
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90465    $ 9.87625         0
    01/01/2007 to 12/31/2007.........  $ 9.87625    $10.34839         0
    01/01/2008 to 12/31/2008.........  $10.34839    $ 6.57832         0
    01/01/2009 to 12/31/2009.........  $ 6.57832    $ 8.61513         0
    01/01/2010 to 12/31/2010.........  $ 8.61513    $11.49409         0
    01/01/2011 to 12/31/2011.........  $11.49409    $11.13148         0
    01/01/2012 to 12/31/2012.........  $11.13148    $12.21161         0
    01/01/2013 to 12/31/2013.........  $12.21161    $16.14369         0
    01/01/2014 to 12/31/2014.........  $16.14369    $16.39138         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.92633    $12.44163            0
    01/01/2007 to 12/31/2007.........  $12.44163    $11.48395            0
    01/01/2008 to 12/31/2008.........  $11.48395    $ 7.89338            0
    01/01/2009 to 12/31/2009.........  $ 7.89338    $ 9.80392            0
    01/01/2010 to 12/31/2010.........  $ 9.80392    $12.08066            0
    01/01/2011 to 12/31/2011.........  $12.08066    $11.10904            0
    01/01/2012 to 12/31/2012.........  $11.10904    $12.83722            0
    01/01/2013 to 12/31/2013.........  $12.83722    $17.25050            0
    01/01/2014 to 12/31/2014.........  $17.25050    $17.75965            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.67335    $11.33991            0
    01/01/2007 to 12/31/2007.........  $11.33991    $11.79020       16,027
    01/01/2008 to 12/31/2008.........  $11.79020    $ 8.53907       30,264
    01/01/2009 to 12/31/2009.........  $ 8.53907    $10.36705       27,345
    01/01/2010 to 12/31/2010.........  $10.36705    $11.30851       37,564
    01/01/2011 to 12/31/2011.........  $11.30851    $11.27944       37,419
    01/01/2012 to 12/31/2012.........  $11.27944    $12.51966       35,263
    01/01/2013 to 12/31/2013.........  $12.51966    $14.30533       33,258
    01/01/2014 to 12/31/2014.........  $14.30533    $14.81310       31,349
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98800    $12.18054            0
    01/01/2007 to 12/31/2007.........  $12.18054    $11.48624            0
    01/01/2008 to 12/31/2008.........  $11.48624    $ 6.52810            0
    01/01/2009 to 12/31/2009.........  $ 6.52810    $ 7.90362            0
    01/01/2010 to 12/31/2010.........  $ 7.90362    $ 8.75354            0
    01/01/2011 to 12/31/2011.........  $ 8.75354    $ 8.42085            0
    01/01/2012 to 12/31/2012.........  $ 8.42085    $ 9.65593            0
    01/01/2013 to 12/31/2013.........  $ 9.65593    $12.24682            0
    01/01/2014 to 12/31/2014.........  $12.24682    $12.87171            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93969    $10.42785            0
    01/01/2007 to 12/31/2007.........  $10.42785    $11.03694            0
    01/01/2008 to 12/31/2008.........  $11.03694    $ 6.41495            0
    01/01/2009 to 12/31/2009.........  $ 6.41495    $ 9.62234            0
    01/01/2010 to 12/31/2010.........  $ 9.62234    $10.89854            0
    01/01/2011 to 12/31/2011.........  $10.89854    $10.47838            0
    01/01/2012 to 12/31/2012.........  $10.47838    $12.04928            0
    01/01/2013 to 12/31/2013.........  $12.04928    $16.97245            0
    01/01/2014 to 12/31/2014.........  $16.97245    $17.98424            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.72060    $13.23998         0
    01/01/2007 to 12/31/2007.........  $13.23998    $18.19215         0
    01/01/2008 to 12/31/2008.........  $18.19215    $ 8.89797         0
    01/01/2009 to 12/31/2009.........  $ 8.89797    $12.99675         0
    01/01/2010 to 12/31/2010.........  $12.99675    $15.31064         0
    01/01/2011 to 12/31/2011.........  $15.31064    $12.74029         0
    01/01/2012 to 12/31/2012.........  $12.74029    $12.91003         0
    01/01/2013 to 12/31/2013.........  $12.91003    $14.56784         0
    01/01/2014 to 12/31/2014.........  $14.56784    $13.05591         0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.51777    $ 9.77542         0
    01/01/2007 to 12/31/2007.........  $ 9.77542    $10.48123         0
    01/01/2008 to 12/31/2008.........  $10.48123    $10.00096         0
    01/01/2009 to 12/31/2009.........  $10.00096    $10.96586         0
    01/01/2010 to 12/31/2010.........  $10.96586    $11.34046         0
    01/01/2011 to 12/31/2011.........  $11.34046    $11.54872         0
    01/01/2012 to 12/31/2012.........  $11.54872    $11.88441         0
    01/01/2013 to 12/31/2013.........  $11.88441    $11.18657         0
    01/01/2014 to 12/31/2014.........  $11.18657    $11.00133         0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62249    $11.30662         0
    01/01/2007 to 12/31/2007.........  $11.30662    $12.11353         0
    01/01/2008 to 12/31/2008.........  $12.11353    $ 6.83224         0
    01/01/2009 to 12/31/2009.........  $ 6.83224    $ 8.58160         0
    01/01/2010 to 12/31/2010.........  $ 8.58160    $ 9.62121         0
    01/01/2011 to 12/31/2011.........  $ 9.62121    $ 9.08459         0
    01/01/2012 to 12/31/2012.........  $ 9.08459    $ 9.86225         0
    01/01/2013 to 12/31/2013.........  $ 9.86225    $11.62287         0
    01/01/2014 to 12/31/2014.........  $11.62287    $11.99269         0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99817    $ 9.97260         0
    01/01/2008 to 12/31/2008.........  $ 9.97260    $ 9.24479         0
    01/01/2009 to 12/31/2009.........  $ 9.24479    $10.09286         0
    01/01/2010 to 12/31/2010.........  $10.09286    $10.64051         0
    01/01/2011 to 12/31/2011.........  $10.64051    $11.03361         0
    01/01/2012 to 12/31/2012.........  $11.03361    $11.63787         0
    01/01/2013 to 12/31/2013.........  $11.63787    $11.21185         0
    01/01/2014 to 12/31/2014.........  $11.21185    $11.75439         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07796    $ 6.61789        829
    01/01/2009 to 12/31/2009.........  $ 6.61789    $ 8.41819        829
    01/01/2010 to 12/31/2010.........  $ 8.41819    $ 9.07616        828
    01/01/2011 to 12/31/2011.........  $ 9.07616    $ 8.72845        828
    01/01/2012 to 09/21/2012.........  $ 8.72845    $ 9.73895          0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08884    $ 7.64224          0
    01/01/2009 to 12/31/2009.........  $ 7.64224    $ 9.08601          0
    01/01/2010 to 12/31/2010.........  $ 9.08601    $10.42895          0
    01/01/2011 to 12/31/2011.........  $10.42895    $10.90842          0
    01/01/2012 to 12/31/2012.........  $10.90842    $11.82635          0
    01/01/2013 to 12/31/2013.........  $11.82635    $14.85707          0
    01/01/2014 to 12/31/2014.........  $14.85707    $16.01623          0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26785    $ 7.01551          0
    01/01/2009 to 12/31/2009.........  $ 7.01551    $ 8.97465          0
    01/01/2010 to 12/31/2010.........  $ 8.97465    $10.65472          0
    01/01/2011 to 12/31/2011.........  $10.65472    $10.99375          0
    01/01/2012 to 12/31/2012.........  $10.99375    $13.12731          0
    01/01/2013 to 12/31/2013.........  $13.12731    $17.95726          0
    01/01/2014 to 12/31/2014.........  $17.95726    $19.75046          0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38554    $ 5.25170          0
    01/01/2009 to 12/31/2009.........  $ 5.25170    $ 5.90700          0
    01/01/2010 to 12/31/2010.........  $ 5.90700    $ 6.40853          0
    01/01/2011 to 12/31/2011.........  $ 6.40853    $ 5.40074          0
    01/01/2012 to 12/31/2012.........  $ 5.40074    $ 6.58774          0
    01/01/2013 to 12/31/2013.........  $ 6.58774    $ 8.50951          0
    01/01/2014 to 12/31/2014.........  $ 8.50951    $ 9.39731          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15177    $ 8.30434         0
    01/01/2009 to 12/31/2009.........  $ 8.30434    $ 9.70984         0
    01/01/2010 to 12/31/2010.........  $ 9.70984    $ 9.76625         0
    01/01/2011 to 12/31/2011.........  $ 9.76625    $10.51768         0
    01/01/2012 to 12/31/2012.........  $10.51768    $12.07599         0
    01/01/2013 to 12/31/2013.........  $12.07599    $16.50590         0
    01/01/2014 to 12/31/2014.........  $16.50590    $19.96848         0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16527    $ 6.07345         0
    01/01/2009 to 12/31/2009.........  $ 6.07345    $ 7.37123         0
    01/01/2010 to 12/31/2010.........  $ 7.37123    $ 8.92120         0
    01/01/2011 to 12/31/2011.........  $ 8.92120    $ 8.56951         0
    01/01/2012 to 12/31/2012.........  $ 8.56951    $ 9.70472         0
    01/01/2013 to 12/31/2013.........  $ 9.70472    $13.11591         0
    01/01/2014 to 12/31/2014.........  $13.11591    $13.54273         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11050    $ 6.69076         0
    01/01/2009 to 12/31/2009.........  $ 6.69076    $ 8.48914         0
    01/01/2010 to 12/31/2010.........  $ 8.48914    $ 9.39705         0
    01/01/2011 to 12/31/2011.........  $ 9.39705    $ 9.47832         0
    01/01/2012 to 12/31/2012.........  $ 9.47832    $10.44818         0
    01/01/2013 to 12/31/2013.........  $10.44818    $13.35180         0
    01/01/2014 to 12/31/2014.........  $13.35180    $14.74615         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24128    $ 6.24766         0
    01/01/2009 to 12/31/2009.........  $ 6.24766    $ 7.29948         0
    01/01/2010 to 12/31/2010.........  $ 7.29948    $ 8.05941         0
    01/01/2011 to 12/31/2011.........  $ 8.05941    $ 7.78165         0
    01/01/2012 to 12/31/2012.........  $ 7.78165    $ 8.78364         0
    01/01/2013 to 12/31/2013.........  $ 8.78364    $11.15841         0
    01/01/2014 to 12/31/2014.........  $11.15841    $12.05592         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07228    $ 6.17594         0
    01/01/2009 to 12/31/2009.........  $ 6.17594    $ 8.35444         0
    01/01/2010 to 12/31/2010.........  $ 8.35444    $10.49265         0
    01/01/2011 to 12/31/2011.........  $10.49265    $ 9.96515         0
    01/01/2012 to 12/31/2012.........  $ 9.96515    $11.24447         0
    01/01/2013 to 12/31/2013.........  $11.24447    $14.35405         0
    01/01/2014 to 12/31/2014.........  $14.35405    $14.86518         0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18826    $ 6.43929         0
    01/01/2009 to 12/31/2009.........  $ 6.43929    $ 8.24187         0
    01/01/2010 to 12/31/2010.........  $ 8.24187    $ 9.70911         0
    01/01/2011 to 12/31/2011.........  $ 9.70911    $ 9.12308         0
    01/01/2012 to 12/31/2012.........  $ 9.12308    $10.39978         0
    01/01/2013 to 12/31/2013.........  $10.39978    $13.44206         0
    01/01/2014 to 12/31/2014.........  $13.44206    $14.48517         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25876    $ 5.49689         0
    01/01/2009 to 12/31/2009.........  $ 5.49689    $ 6.87569         0
    01/01/2010 to 12/31/2010.........  $ 6.87569    $ 8.38477         0
    01/01/2011 to 12/31/2011.........  $ 8.38477    $ 8.59019         0
    01/01/2012 to 12/31/2012.........  $ 8.59019    $ 9.84334         0
    01/01/2013 to 12/31/2013.........  $ 9.84334    $ 9.63552         0
    01/01/2014 to 12/31/2014.........  $ 9.63552    $11.78102         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11340    $ 6.78354         0
    01/01/2009 to 12/31/2009.........  $ 6.78354    $ 8.37044         0
    01/01/2010 to 12/31/2010.........  $ 8.37044    $10.29229         0
    01/01/2011 to 12/31/2011.........  $10.29229    $10.19515         0
    01/01/2012 to 12/31/2012.........  $10.19515    $11.21492         0
    01/01/2013 to 12/31/2013.........  $11.21492    $15.40227         0
    01/01/2014 to 12/31/2014.........  $15.40227    $15.39057         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22840    $ 7.15156         0
    01/01/2009 to 12/31/2009.........  $ 7.15156    $ 8.42108         0
    01/01/2010 to 12/31/2010.........  $ 8.42108    $10.05617         0
    01/01/2011 to 12/31/2011.........  $10.05617    $ 9.43173         0
    01/01/2012 to 12/31/2012.........  $ 9.43173    $10.71406         0
    01/01/2013 to 12/31/2013.........  $10.71406    $14.42611         0
    01/01/2014 to 12/31/2014.........  $14.42611    $14.92894         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27798    $ 7.24083         0
    01/01/2009 to 12/31/2009.........  $ 7.24083    $ 7.59983         0
    01/01/2010 to 12/31/2010.........  $ 7.59983    $ 8.59861         0
    01/01/2011 to 12/31/2011.........  $ 8.59861    $ 8.56679         0
    01/01/2012 to 12/31/2012.........  $ 8.56679    $ 9.76181         0
    01/01/2013 to 12/31/2013.........  $ 9.76181    $10.69926         0
    01/01/2014 to 12/31/2014.........  $10.69926    $10.52305         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09843    $ 7.18768         0
    01/01/2009 to 12/31/2009.........  $ 7.18768    $ 7.78417         0
    01/01/2010 to 12/31/2010.........  $ 7.78417    $ 8.06597         0
    01/01/2011 to 12/31/2011.........  $ 8.06597    $ 9.27014         0
    01/01/2012 to 12/31/2012.........  $ 9.27014    $ 9.07852         0
    01/01/2013 to 12/31/2013.........  $ 9.07852    $10.06075         0
    01/01/2014 to 12/31/2014.........  $10.06075    $12.38637         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

     ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.35%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38047    $10.93388       980,523
    01/01/2007 to 12/31/2007.........  $10.93388    $11.66521     1,256,419
    01/01/2008 to 12/31/2008.........  $11.66521    $ 7.76927     1,114,251
    01/01/2009 to 12/31/2009.........  $ 7.76927    $ 9.43986     1,092,501
    01/01/2010 to 12/31/2010.........  $ 9.43986    $10.32669     1,051,041
    01/01/2011 to 12/31/2011.........  $10.32669    $ 9.82155       945,698
    01/01/2012 to 12/31/2012.........  $ 9.82155    $10.80162       896,044
    01/01/2013 to 12/31/2013.........  $10.80162    $11.60621       845,271
    01/01/2014 to 12/31/2014.........  $11.60621    $11.77279       773,398
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14092    $10.60457        45,706
    01/01/2007 to 12/31/2007.........  $10.60457    $11.34476       171,448
    01/01/2008 to 12/31/2008.........  $11.34476    $ 7.78052       181,250
    01/01/2009 to 12/31/2009.........  $ 7.78052    $ 9.59354       182,993
    01/01/2010 to 12/31/2010.........  $ 9.59354    $10.65815       175,137
    01/01/2011 to 12/31/2011.........  $10.65815    $10.42545       170,551
    01/01/2012 to 12/31/2012.........  $10.42545    $11.57599       172,741
    01/01/2013 to 12/31/2013.........  $11.57599    $13.18283       118,600
    01/01/2014 to 12/31/2014.........  $13.18283    $13.66683       111,264
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.67219    $11.73408             0
    01/01/2007 to 12/31/2007.........  $11.73408    $11.45102             0
    01/01/2008 to 12/31/2008.........  $11.45102    $ 7.30050             0
    01/01/2009 to 12/31/2009.........  $ 7.30050    $ 8.40065             0
    01/01/2010 to 12/31/2010.........  $ 8.40065    $ 9.34431             0
    01/01/2011 to 12/31/2011.........  $ 9.34431    $ 9.45612             0
    01/01/2012 to 05/04/2012.........  $ 9.45612    $10.25131             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33090    $10.82649       516,020
    01/01/2007 to 12/31/2007.........  $10.82649    $11.53653       613,366
    01/01/2008 to 12/31/2008.........  $11.53653    $ 8.03637       616,456
    01/01/2009 to 12/31/2009.........  $ 8.03637    $ 9.68123       879,033
    01/01/2010 to 12/31/2010.........  $ 9.68123    $10.62384       855,716
    01/01/2011 to 12/31/2011.........  $10.62384    $10.25414       816,027
    01/01/2012 to 12/31/2012.........  $10.25414    $11.26816       757,086
    01/01/2013 to 12/31/2013.........  $11.26816    $12.95246       722,522
    01/01/2014 to 12/31/2014.........  $12.95246    $13.48039       665,845

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99745    $ 9.12583      216,365
    01/01/2012 to 12/31/2012.........  $ 9.12583    $ 9.97661      200,960
    01/01/2013 to 12/31/2013.........  $ 9.97661    $10.80546      187,766
    01/01/2014 to 12/31/2014.........  $10.80546    $11.07411      161,022
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.45312            0
    01/01/2014 to 12/31/2014.........  $10.45312    $10.57853            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99873    $ 9.33072            0
    01/01/2010 to 12/31/2010.........  $ 9.33072    $10.08070            0
    01/01/2011 to 12/31/2011.........  $10.08070    $10.79913            0
    01/01/2012 to 12/31/2012.........  $10.79913    $10.99016            0
    01/01/2013 to 12/31/2013.........  $10.99016    $10.66395            0
    01/01/2014 to 12/31/2014.........  $10.66395    $10.46711            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99810    $11.97817            0
    01/01/2009 to 12/31/2009.........  $11.97817    $10.99506            0
    01/01/2010 to 12/31/2010.........  $10.99506    $11.94428            0
    01/01/2011 to 12/31/2011.........  $11.94428    $13.25529            0
    01/01/2012 to 12/31/2012.........  $13.25529    $13.69068            0
    01/01/2013 to 12/31/2013.........  $13.69068    $12.95592            0
    01/01/2014 to 12/31/2014.........  $12.95592    $12.99545            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99810    $12.04667            0
    01/01/2009 to 12/31/2009.........  $12.04667    $10.86376            0
    01/01/2010 to 12/31/2010.........  $10.86376    $11.82023            0
    01/01/2011 to 12/31/2011.........  $11.82023    $13.39413            0
    01/01/2012 to 12/31/2012.........  $13.39413    $13.85289            0
    01/01/2013 to 12/31/2013.........  $13.85289    $12.88083            0
    01/01/2014 to 12/31/2014.........  $12.88083    $13.12176            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99873    $ 8.74446         0
    01/01/2010 to 12/31/2010.........  $ 8.74446    $ 9.55565         0
    01/01/2011 to 12/31/2011.........  $ 9.55565    $11.08034         0
    01/01/2012 to 12/31/2012.........  $11.08034    $11.50966         0
    01/01/2013 to 12/31/2013.........  $11.50966    $10.51262         0
    01/01/2014 to 12/31/2014.........  $10.51262    $10.90380         0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99745    $10.95270         0
    01/01/2011 to 12/31/2011.........  $10.95270    $12.87421         0
    01/01/2012 to 12/31/2012.........  $12.87421    $13.43279         0
    01/01/2013 to 12/31/2013.........  $13.43279    $12.20553         0
    01/01/2014 to 12/31/2014.........  $12.20553    $12.84121         0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99809    $11.96009         0
    01/01/2012 to 12/31/2012.........  $11.96009    $12.36832         0
    01/01/2013 to 12/31/2013.........  $12.36832    $10.90661         0
    01/01/2014 to 12/31/2014.........  $10.90661    $11.76109         0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99746    $10.34627         0
    01/01/2013 to 12/31/2013.........  $10.34627    $ 9.07766         0
    01/01/2014 to 12/31/2014.........  $ 9.07766    $ 9.98847         0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99873    $ 8.70520         0
    01/01/2014 to 12/31/2014.........  $ 8.70520    $ 9.74626         0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99873    $11.24581         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14486    $10.29149            0
    01/01/2010 to 12/31/2010.........  $10.29149    $11.43520            0
    01/01/2011 to 12/31/2011.........  $11.43520    $10.51686            0
    01/01/2012 to 12/31/2012.........  $10.51686    $11.63480            0
    01/01/2013 to 12/31/2013.........  $11.63480    $14.94057            0
    01/01/2014 to 12/31/2014.........  $14.94057    $16.09598            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.49930    $11.10927      431,061
    01/01/2007 to 12/31/2007.........  $11.10927    $11.90879      733,560
    01/01/2008 to 12/31/2008.........  $11.90879    $ 7.56990      609,561
    01/01/2009 to 12/31/2009.........  $ 7.56990    $ 9.26952      609,431
    01/01/2010 to 12/31/2010.........  $ 9.26952    $10.26814      616,299
    01/01/2011 to 12/31/2011.........  $10.26814    $ 9.78927      582,751
    01/01/2012 to 12/31/2012.........  $ 9.78927    $10.87660      588,091
    01/01/2013 to 12/31/2013.........  $10.87660    $13.03710      609,527
    01/01/2014 to 12/31/2014.........  $13.03710    $13.62879      583,819
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99809    $11.59758            0
    01/01/2014 to 12/31/2014.........  $11.59758    $12.87345            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.08422    $15.96803            0
    01/01/2007 to 12/31/2007.........  $15.96803    $12.48919            0
    01/01/2008 to 12/31/2008.........  $12.48919    $ 7.92476            0
    01/01/2009 to 12/31/2009.........  $ 7.92476    $10.21482            0
    01/01/2010 to 12/31/2010.........  $10.21482    $12.84404            0
    01/01/2011 to 12/31/2011.........  $12.84404    $13.37666            0
    01/01/2012 to 12/31/2012.........  $13.37666    $15.07483            0
    01/01/2013 to 12/31/2013.........  $15.07483    $15.19011            0
    01/01/2014 to 12/31/2014.........  $15.19011    $19.42952            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.19668    $11.67669            0
    01/01/2007 to 12/31/2007.........  $11.67669    $ 9.38029            0
    01/01/2008 to 07/18/2008.........  $ 9.38029    $ 8.56357            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $ 9.64589            0
    01/01/2014 to 12/31/2014.........  $ 9.64589    $ 9.90521            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04119    $10.52596       18,794
    01/01/2007 to 12/31/2007.........  $10.52596    $11.16298      107,468
    01/01/2008 to 12/31/2008.........  $11.16298    $ 7.14500       66,345
    01/01/2009 to 12/31/2009.........  $ 7.14500    $ 8.64605       76,589
    01/01/2010 to 12/31/2010.........  $ 8.64605    $ 9.66094       69,707
    01/01/2011 to 12/31/2011.........  $ 9.66094    $ 9.29742       57,873
    01/01/2012 to 12/31/2012.........  $ 9.29742    $10.04957       64,350
    01/01/2013 to 12/31/2013.........  $10.04957    $11.26814       67,237
    01/01/2014 to 12/31/2014.........  $11.26814    $11.35634       67,368
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10342    $ 7.47374            0
    01/01/2009 to 12/31/2009.........  $ 7.47374    $ 8.85245            0
    01/01/2010 to 12/31/2010.........  $ 8.85245    $ 9.80162            0
    01/01/2011 to 12/31/2011.........  $ 9.80162    $ 9.34014        4,086
    01/01/2012 to 12/31/2012.........  $ 9.34014    $10.36964        4,086
    01/01/2013 to 12/31/2013.........  $10.36964    $12.07928        4,086
    01/01/2014 to 12/31/2014.........  $12.07928    $12.47680        4,086
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99810    $ 7.45069            0
    01/01/2009 to 11/13/2009.........  $ 7.45069    $ 8.28568            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99810    $10.70020       4,677
    01/01/2013 to 12/31/2013.........  $10.70020    $13.01302       4,978
    01/01/2014 to 12/31/2014.........  $13.01302    $13.11820       5,033
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99809    $10.76816           0
    01/01/2014 to 12/31/2014.........  $10.76816    $10.79012       5,513
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17477    $ 6.09515           0
    01/01/2009 to 12/31/2009.........  $ 6.09515    $ 8.04541           0
    01/01/2010 to 12/31/2010.........  $ 8.04541    $ 9.44866           0
    01/01/2011 to 12/31/2011.........  $ 9.44866    $ 8.76681           0
    01/01/2012 to 12/31/2012.........  $ 8.76681    $10.86107           0
    01/01/2013 to 12/31/2013.........  $10.86107    $11.07301           0
    01/01/2014 to 12/31/2014.........  $11.07301    $12.32515           0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.19083    $11.49971           0
    01/01/2007 to 12/31/2007.........  $11.49971    $12.80631           0
    01/01/2008 to 12/31/2008.........  $12.80631    $ 7.47329           0
    01/01/2009 to 12/31/2009.........  $ 7.47329    $10.90871           0
    01/01/2010 to 12/31/2010.........  $10.90871    $11.75486           0
    01/01/2011 to 12/31/2011.........  $11.75486    $11.03082           0
    01/01/2012 to 12/31/2012.........  $11.03082    $12.90724           0
    01/01/2013 to 12/31/2013.........  $12.90724    $16.36123           0
    01/01/2014 to 02/07/2014.........  $16.36123    $16.08464           0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.60472    $11.69882           0
    01/01/2007 to 12/31/2007.........  $11.69882    $12.01493           0
    01/01/2008 to 12/31/2008.........  $12.01493    $ 6.96213           0
    01/01/2009 to 12/31/2009.........  $ 6.96213    $ 8.10749           0
    01/01/2010 to 12/31/2010.........  $ 8.10749    $ 8.94216           0
    01/01/2011 to 12/31/2011.........  $ 8.94216    $ 8.25493           0
    01/01/2012 to 12/31/2012.........  $ 8.25493    $ 9.65125           0
    01/01/2013 to 12/31/2013.........  $ 9.65125    $12.59265           0
    01/01/2014 to 12/31/2014.........  $12.59265    $13.91929           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07197    $10.92486           0
    01/01/2007 to 12/31/2007.........  $10.92486    $12.73768           0
    01/01/2008 to 12/31/2008.........  $12.73768    $ 7.36813           0
    01/01/2009 to 12/31/2009.........  $ 7.36813    $11.30917           0
    01/01/2010 to 12/31/2010.........  $11.30917    $13.24024           0
    01/01/2011 to 12/31/2011.........  $13.24024    $12.55147           0
    01/01/2012 to 12/31/2012.........  $12.55147    $14.66808           0
    01/01/2013 to 12/31/2013.........  $14.66808    $18.94493           0
    01/01/2014 to 12/31/2014.........  $18.94493    $20.64370           0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08910    $ 7.58219           0
    01/01/2009 to 12/31/2009.........  $ 7.58219    $ 9.14036           0
    01/01/2010 to 12/31/2010.........  $ 9.14036    $ 9.96633           0
    01/01/2011 to 12/31/2011.........  $ 9.96633    $ 9.68853           0
    01/01/2012 to 12/31/2012.........  $ 9.68853    $10.42454           0
    01/01/2013 to 12/31/2013.........  $10.42454    $11.18541           0
    01/01/2014 to 12/31/2014.........  $11.18541    $11.37022       5,379
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03298    $ 7.61665           0
    01/01/2009 to 12/31/2009.........  $ 7.61665    $ 9.43976           0
    01/01/2010 to 12/31/2010.........  $ 9.43976    $11.69193           0
    01/01/2011 to 12/31/2011.........  $11.69193    $11.57271           0
    01/01/2012 to 12/31/2012.........  $11.57271    $13.08049           0
    01/01/2013 to 12/31/2013.........  $13.08049    $17.74064           0
    01/01/2014 to 12/31/2014.........  $17.74064    $18.58087           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.49503    $12.67469         0
    01/01/2007 to 12/31/2007.........  $12.67469    $12.52816         0
    01/01/2008 to 12/31/2008.........  $12.52816    $ 7.67442         0
    01/01/2009 to 12/31/2009.........  $ 7.67442    $ 8.86726         0
    01/01/2010 to 12/31/2010.........  $ 8.86726    $ 9.74163         0
    01/01/2011 to 12/31/2011.........  $ 9.74163    $ 9.47142         0
    01/01/2012 to 12/31/2012.........  $ 9.47142    $10.49380         0
    01/01/2013 to 12/31/2013.........  $10.49380    $13.80352         0
    01/01/2014 to 12/31/2014.........  $13.80352    $13.69665         0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04613    $10.57148         0
    01/01/2007 to 12/31/2007.........  $10.57148    $10.58384         0
    01/01/2008 to 12/31/2008.........  $10.58384    $ 7.69933         0
    01/01/2009 to 12/31/2009.........  $ 7.69933    $10.19721         0
    01/01/2010 to 12/31/2010.........  $10.19721    $11.30809         0
    01/01/2011 to 12/31/2011.........  $11.30809    $11.39954         0
    01/01/2012 to 12/31/2012.........  $11.39954    $12.68259         0
    01/01/2013 to 12/31/2013.........  $12.68259    $13.28118         0
    01/01/2014 to 12/31/2014.........  $13.28118    $13.30812         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99161    $10.55979         0
    01/01/2007 to 12/31/2007.........  $10.55979    $12.28160         0
    01/01/2008 to 12/31/2008.........  $12.28160    $ 5.97163         0
    01/01/2009 to 12/31/2009.........  $ 5.97163    $ 7.89352         0
    01/01/2010 to 12/31/2010.........  $ 7.89352    $ 8.83058         0
    01/01/2011 to 12/31/2011.........  $ 8.83058    $ 7.51292         0
    01/01/2012 to 12/31/2012.........  $ 7.51292    $ 8.83520         0
    01/01/2013 to 12/31/2013.........  $ 8.83520    $10.27745         0
    01/01/2014 to 12/31/2014.........  $10.27745    $ 9.48665         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00976    $10.82176         0
    01/01/2007 to 12/31/2007.........  $10.82176    $12.45435         0
    01/01/2008 to 12/31/2008.........  $12.45435    $ 6.81369         0
    01/01/2009 to 12/31/2009.........  $ 6.81369    $ 8.68753         0
    01/01/2010 to 12/31/2010.........  $ 8.68753    $ 9.42890         0
    01/01/2011 to 12/31/2011.........  $ 9.42890    $ 8.05644         0
    01/01/2012 to 12/31/2012.........  $ 8.05644    $ 9.18375         0
    01/01/2013 to 12/31/2013.........  $ 9.18375    $10.71966         0
    01/01/2014 to 12/31/2014.........  $10.71966    $ 9.77145         0
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009........  $ 9.98123    $10.82907         0
    01/01/2010 to 12/31/2010.........  $10.82907    $11.72425         0
    01/01/2011 to 12/31/2011.........  $11.72425    $12.88118         0
    01/01/2012 to 12/31/2012.........  $12.88118    $13.76813         0
    01/01/2013 to 12/31/2013.........  $13.76813    $13.02394         0
    01/01/2014 to 12/31/2014.........  $13.02394    $13.58124         0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11161    $ 7.10816         0
    01/01/2009 to 12/31/2009.........  $ 7.10816    $ 8.79688         0
    01/01/2010 to 12/31/2010.........  $ 8.79688    $ 9.78253         0
    01/01/2011 to 12/31/2011.........  $ 9.78253    $ 9.50384         0
    01/01/2012 to 12/31/2012.........  $ 9.50384    $10.54658         0
    01/01/2013 to 12/31/2013.........  $10.54658    $11.98217         0
    01/01/2014 to 12/31/2014.........  $11.98217    $12.45210         0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.06214    $12.71200         0
    01/01/2007 to 12/31/2007.........  $12.71200    $13.59092         0
    01/01/2008 to 12/31/2008.........  $13.59092    $ 7.78368         0
    01/01/2009 to 12/31/2009.........  $ 7.78368    $10.33368         0
    01/01/2010 to 12/31/2010.........  $10.33368    $10.82050         0
    01/01/2011 to 12/31/2011.........  $10.82050    $ 9.60488         0
    01/01/2012 to 12/31/2012.........  $ 9.60488    $11.43995         0
    01/01/2013 to 12/31/2013.........  $11.43995    $12.89430         0
    01/01/2014 to 12/31/2014.........  $12.89430    $11.79623         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.89729    $11.47316            0
    01/01/2007 to 12/31/2007.........  $11.47316    $11.42601       32,337
    01/01/2008 to 12/31/2008.........  $11.42601    $ 9.19703       30,945
    01/01/2009 to 12/31/2009.........  $ 9.19703    $10.96455       39,805
    01/01/2010 to 12/31/2010.........  $10.96455    $11.49692       28,730
    01/01/2011 to 12/31/2011.........  $11.49692    $11.25949       27,872
    01/01/2012 to 12/31/2012.........  $11.25949    $12.17972       27,841
    01/01/2013 to 12/31/2013.........  $12.17972    $13.21287       26,536
    01/01/2014 to 12/31/2014.........  $13.21287    $13.61293       27,887
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08348    $10.28169            0
    01/01/2010 to 12/31/2010.........  $10.28169    $11.18250            0
    01/01/2011 to 12/31/2011.........  $11.18250    $10.99851            0
    01/01/2012 to 12/31/2012.........  $10.99851    $12.37752            0
    01/01/2013 to 12/31/2013.........  $12.37752    $16.50679            0
    01/01/2014 to 12/31/2014.........  $16.50679    $17.66066            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03673    $12.15199            0
    01/01/2007 to 12/31/2007.........  $12.15199    $11.51688            0
    01/01/2008 to 12/31/2008.........  $11.51688    $ 6.58358            0
    01/01/2009 to 12/31/2009.........  $ 6.58358    $ 7.68247            0
    01/01/2010 to 12/31/2010.........  $ 7.68247    $ 8.49390            0
    01/01/2011 to 12/31/2011.........  $ 8.49390    $ 7.95195            0
    01/01/2012 to 12/31/2012.........  $ 7.95195    $ 9.08092            0
    01/01/2013 to 12/31/2013.........  $ 9.08092    $12.40905            0
    01/01/2014 to 12/31/2014.........  $12.40905    $13.79073            0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.10935    $11.36178            0
    01/01/2007 to 12/31/2007.........  $11.36178    $12.76067            0
    01/01/2008 to 12/31/2008.........  $12.76067    $ 7.02395            0
    01/01/2009 to 12/31/2009.........  $ 7.02395    $ 8.90497            0
    01/01/2010 to 12/31/2010.........  $ 8.90497    $10.41910            0
    01/01/2011 to 12/31/2011.........  $10.41910    $10.08715            0
    01/01/2012 to 12/31/2012.........  $10.08715    $11.06404            0
    01/01/2013 to 12/31/2013.........  $11.06404    $14.76780            0
    01/01/2014 to 12/31/2014.........  $14.76780    $15.95672            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.17101    $10.61604         0
    01/01/2007 to 12/31/2007.........  $10.61604    $11.00230         0
    01/01/2008 to 12/31/2008.........  $11.00230    $ 8.24992         0
    01/01/2009 to 12/31/2009.........  $ 8.24992    $10.84970         0
    01/01/2010 to 12/31/2010.........  $10.84970    $12.02269         0
    01/01/2011 to 12/31/2011.........  $12.02269    $12.94190         0
    01/01/2012 to 12/31/2012.........  $12.94190    $13.39400         0
    01/01/2013 to 12/31/2013.........  $13.39400    $12.82466         0
    01/01/2014 to 12/31/2014.........  $12.82466    $13.33072         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.39974    $12.65581         0
    01/01/2007 to 12/31/2007.........  $12.65581    $13.52608         0
    01/01/2008 to 12/31/2008.........  $13.52608    $ 8.72326         0
    01/01/2009 to 12/31/2009.........  $ 8.72326    $11.20837         0
    01/01/2010 to 12/31/2010.........  $11.20837    $12.27036         0
    01/01/2011 to 12/31/2011.........  $12.27036    $11.61339         0
    01/01/2012 to 12/31/2012.........  $11.61339    $13.96490         0
    01/01/2013 to 12/31/2013.........  $13.96490    $17.41492         0
    01/01/2014 to 12/31/2014.........  $17.41492    $17.63286         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.01314    $11.46555         0
    01/01/2007 to 12/31/2007.........  $11.46555    $12.89324         0
    01/01/2008 to 12/31/2008.........  $12.89324    $ 8.02380         0
    01/01/2009 to 12/31/2009.........  $ 8.02380    $ 9.74490         0
    01/01/2010 to 12/31/2010.........  $ 9.74490    $10.73856         0
    01/01/2011 to 12/31/2011.........  $10.73856    $10.43001         0
    01/01/2012 to 12/31/2012.........  $10.43001    $11.93110         0
    01/01/2013 to 12/31/2013.........  $11.93110    $15.93617         0
    01/01/2014 to 12/31/2014.........  $15.93617    $16.92637         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99810    $10.17185         0
    01/01/2013 to 12/31/2013.........  $10.17185    $13.36759         0
    01/01/2014 to 12/31/2014.........  $13.36759    $14.39519         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.01565    $11.49314         0
    01/01/2007 to 12/31/2007.........  $11.49314    $11.53682         0
    01/01/2008 to 12/31/2008.........  $11.53682    $ 6.97427         0
    01/01/2009 to 12/31/2009.........  $ 6.97427    $ 9.46381         0
    01/01/2010 to 12/31/2010.........  $ 9.46381    $11.42956         0
    01/01/2011 to 12/31/2011.........  $11.42956    $10.78208         0
    01/01/2012 to 12/31/2012.........  $10.78208    $12.47352         0
    01/01/2013 to 12/31/2013.........  $12.47352    $16.13772         0
    01/01/2014 to 12/31/2014.........  $16.13772    $18.12745         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99927    $10.16446         0
    01/01/2007 to 12/31/2007.........  $10.16446    $10.41692         0
    01/01/2008 to 12/31/2008.........  $10.41692    $10.43309         0
    01/01/2009 to 12/31/2009.........  $10.43309    $10.21844         0
    01/01/2010 to 12/31/2010.........  $10.21844    $ 9.98629         0
    01/01/2011 to 12/31/2011.........  $ 9.98629    $ 9.75943         0
    01/01/2012 to 12/31/2012.........  $ 9.75943    $ 9.53559         0
    01/01/2013 to 12/31/2013.........  $ 9.53559    $ 9.31663         0
    01/01/2014 to 12/31/2014.........  $ 9.31663    $ 9.10274         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.62014    $11.71445         0
    01/01/2007 to 12/31/2007.........  $11.71445    $11.80676         0
    01/01/2008 to 12/31/2008.........  $11.80676    $ 6.66062         0
    01/01/2009 to 12/31/2009.........  $ 6.66062    $ 9.15272         0
    01/01/2010 to 12/31/2010.........  $ 9.15272    $11.03847         0
    01/01/2011 to 12/31/2011.........  $11.03847    $10.51733         0
    01/01/2012 to 12/31/2012.........  $10.51733    $12.03539         0
    01/01/2013 to 12/31/2013.........  $12.03539    $16.69890         0
    01/01/2014 to 12/31/2014.........  $16.69890    $18.64059         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02800    $10.05929           0
    01/01/2012 to 12/31/2012.........  $10.05929    $10.30678           0
    01/01/2013 to 12/31/2013.........  $10.30678    $ 9.78486           0
    01/01/2014 to 12/31/2014.........  $ 9.78486    $10.05258           0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.32266    $12.56405           0
    01/01/2007 to 12/31/2007.........  $12.56405    $14.99959           0
    01/01/2008 to 12/31/2008.........  $14.99959    $ 8.32629           0
    01/01/2009 to 12/31/2009.........  $ 8.32629    $10.55846           0
    01/01/2010 to 12/31/2010.........  $10.55846    $13.27452           0
    01/01/2011 to 12/31/2011.........  $13.27452    $13.18889           0
    01/01/2012 to 12/31/2012.........  $13.18889    $14.48113           0
    01/01/2013 to 12/31/2013.........  $14.48113    $18.76265           0
    01/01/2014 to 12/31/2014.........  $18.76265    $19.78726           0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.46321    $10.79758           0
    01/01/2007 to 12/31/2007.........  $10.79758    $12.52249           0
    01/01/2008 to 12/31/2008.........  $12.52249    $ 7.03005           0
    01/01/2009 to 12/31/2009.........  $ 7.03005    $ 8.41842           0
    01/01/2010 to 12/31/2010.........  $ 8.41842    $ 9.89236           0
    01/01/2011 to 04/29/2011.........  $ 9.89236    $11.07199           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99810    $10.27770           0
    01/01/2013 to 12/31/2013.........  $10.27770    $11.94105           0
    01/01/2014 to 12/31/2014.........  $11.94105    $12.26636       2,209
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10084    $ 5.55714           0
    01/01/2009 to 12/31/2009.........  $ 5.55714    $ 9.04108           0
    01/01/2010 to 12/31/2010.........  $ 9.04108    $10.80079           0
    01/01/2011 to 12/31/2011.........  $10.80079    $ 8.41374           0
    01/01/2012 to 12/31/2012.........  $ 8.41374    $ 9.69414           0
    01/01/2013 to 12/31/2013.........  $ 9.69414    $ 9.49268           0
    01/01/2014 to 12/31/2014.........  $ 9.49268    $ 8.84038           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99939    $10.14603            0
    01/01/2007 to 12/31/2007.........  $10.14603    $10.58573            0
    01/01/2008 to 12/31/2008.........  $10.58573    $10.45803            0
    01/01/2009 to 12/31/2009.........  $10.45803    $11.26320            0
    01/01/2010 to 12/31/2010.........  $11.26320    $11.43373            0
    01/01/2011 to 12/31/2011.........  $11.43373    $11.42279            0
    01/01/2012 to 12/31/2012.........  $11.42279    $11.68410            0
    01/01/2013 to 12/31/2013.........  $11.68410    $11.16763            0
    01/01/2014 to 12/31/2014.........  $11.16763    $10.90064            0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97074    $10.25809            0
    01/01/2007 to 12/31/2007.........  $10.25809    $10.85393            0
    01/01/2008 to 12/31/2008.........  $10.85393    $10.36496            0
    01/01/2009 to 12/31/2009.........  $10.36496    $11.80051            0
    01/01/2010 to 12/31/2010.........  $11.80051    $12.41950            0
    01/01/2011 to 12/31/2011.........  $12.41950    $12.52048            0
    01/01/2012 to 12/31/2012.........  $12.52048    $13.37279            0
    01/01/2013 to 12/31/2013.........  $13.37279    $12.82563            0
    01/01/2014 to 12/31/2014.........  $12.82563    $13.06139            0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18231    $10.58266       25,948
    01/01/2007 to 12/31/2007.........  $10.58266    $11.23988       85,990
    01/01/2008 to 12/31/2008.........  $11.23988    $ 8.84173      173,973
    01/01/2009 to 12/31/2009.........  $ 8.84173    $10.36969      300,422
    01/01/2010 to 12/31/2010.........  $10.36969    $11.20278      338,401
    01/01/2011 to 12/31/2011.........  $11.20278    $11.05498      324,919
    01/01/2012 to 12/31/2012.........  $11.05498    $11.92123      290,854
    01/01/2013 to 12/31/2013.........  $11.92123    $12.72044      278,970
    01/01/2014 to 12/31/2014.........  $12.72044    $13.14612      214,087
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01801    $10.05918            0
    01/01/2012 to 12/31/2012.........  $10.05918    $10.52644            0
    01/01/2013 to 12/31/2013.........  $10.52644    $10.04686            0
    01/01/2014 to 12/31/2014.........  $10.04686    $10.41113            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16087    $10.42774       36,460
    01/01/2007 to 12/31/2007.........  $10.42774    $11.35028       97,045
    01/01/2008 to 12/31/2008.........  $11.35028    $ 6.57477      102,640
    01/01/2009 to 12/31/2009.........  $ 6.57477    $ 8.09236      111,642
    01/01/2010 to 12/31/2010.........  $ 8.09236    $ 9.41046      116,941
    01/01/2011 to 12/31/2011.........  $ 9.41046    $ 8.62330      110,494
    01/01/2012 to 12/31/2012.........  $ 8.62330    $ 9.51355      108,761
    01/01/2013 to 12/31/2013.........  $ 9.51355    $10.87774      118,672
    01/01/2014 to 12/31/2014.........  $10.87774    $11.60554      125,238
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.59876    $11.38035            0
    01/01/2007 to 12/31/2007.........  $11.38035    $11.34925            0
    01/01/2008 to 12/31/2008.........  $11.34925    $ 6.79519            0
    01/01/2009 to 12/31/2009.........  $ 6.79519    $ 8.08794            0
    01/01/2010 to 12/31/2010.........  $ 8.08794    $ 9.09147            0
    01/01/2011 to 12/31/2011.........  $ 9.09147    $ 9.19011            0
    01/01/2012 to 12/31/2012.........  $ 9.19011    $10.66725            0
    01/01/2013 to 12/31/2013.........  $10.66725    $13.80222            0
    01/01/2014 to 12/31/2014.........  $13.80222    $15.80658            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99809    $ 8.86065            0
    01/01/2012 to 12/31/2012.........  $ 8.86065    $ 9.79586            0
    01/01/2013 to 12/31/2013.........  $ 9.79586    $11.71463            0
    01/01/2014 to 12/31/2014.........  $11.71463    $12.18966            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08091    $ 7.31419            0
    01/01/2009 to 12/31/2009.........  $ 7.31419    $ 8.81771            0
    01/01/2010 to 12/31/2010.........  $ 8.81771    $ 9.64205            0
    01/01/2011 to 12/31/2011.........  $ 9.64205    $ 9.24995            0
    01/01/2012 to 12/31/2012.........  $ 9.24995    $ 9.96648          622
    01/01/2013 to 12/31/2013.........  $ 9.96648    $10.94893          458
    01/01/2014 to 12/31/2014.........  $10.94893    $11.24736          396

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09909    $ 6.66807          407
    01/01/2009 to 12/31/2009.........  $ 6.66807    $ 8.26425          939
    01/01/2010 to 12/31/2010.........  $ 8.26425    $ 9.23272        1,325
    01/01/2011 to 12/31/2011.........  $ 9.23272    $ 8.80549          928
    01/01/2012 to 12/31/2012.........  $ 8.80549    $ 9.97103        1,450
    01/01/2013 to 12/31/2013.........  $ 9.97103    $11.50154        2,105
    01/01/2014 to 12/31/2014.........  $11.50154    $11.84787        2,223
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.42812    $10.99392            0
    01/01/2007 to 12/31/2007.........  $10.99392    $11.69820       52,424
    01/01/2008 to 12/31/2008.........  $11.69820    $ 7.97865       26,059
    01/01/2009 to 12/31/2009.........  $ 7.97865    $ 9.93257       33,715
    01/01/2010 to 12/31/2010.........  $ 9.93257    $10.85093       37,707
    01/01/2011 to 12/31/2011.........  $10.85093    $10.24382       34,150
    01/01/2012 to 12/31/2012.........  $10.24382    $11.12293       38,607
    01/01/2013 to 12/31/2013.........  $11.12293    $12.43257       20,786
    01/01/2014 to 12/31/2014.........  $12.43257    $12.51586       20,723
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.13606    $12.02369            0
    01/01/2007 to 12/31/2007.........  $12.02369    $13.06315            0
    01/01/2008 to 12/31/2008.........  $13.06315    $ 7.13539            0
    01/01/2009 to 12/31/2009.........  $ 7.13539    $ 9.24860            0
    01/01/2010 to 12/31/2010.........  $ 9.24860    $11.97731            0
    01/01/2011 to 12/31/2011.........  $11.97731    $10.16820            0
    01/01/2012 to 12/31/2012.........  $10.16820    $11.92855            0
    01/01/2013 to 12/31/2013.........  $11.92855    $16.41123            0
    01/01/2014 to 12/31/2014.........  $16.41123    $16.82656            0
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90457    $ 9.86970            0
    01/01/2007 to 12/31/2007.........  $ 9.86970    $10.33134            0
    01/01/2008 to 12/31/2008.........  $10.33134    $ 6.56108            0
    01/01/2009 to 12/31/2009.........  $ 6.56108    $ 8.58389            0
    01/01/2010 to 12/31/2010.........  $ 8.58389    $11.44129            0
    01/01/2011 to 12/31/2011.........  $11.44129    $11.06953            0
    01/01/2012 to 12/31/2012.........  $11.06953    $12.13176            0
    01/01/2013 to 12/31/2013.........  $12.13176    $16.02249            0
    01/01/2014 to 12/31/2014.........  $16.02249    $16.25234            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.91307    $12.41972            0
    01/01/2007 to 12/31/2007.........  $12.41972    $11.45244            0
    01/01/2008 to 12/31/2008.........  $11.45244    $ 7.86404            0
    01/01/2009 to 12/31/2009.........  $ 7.86404    $ 9.75803            0
    01/01/2010 to 12/31/2010.........  $ 9.75803    $12.01245            0
    01/01/2011 to 12/31/2011.........  $12.01245    $11.03554            0
    01/01/2012 to 12/31/2012.........  $11.03554    $12.73983            0
    01/01/2013 to 12/31/2013.........  $12.73983    $17.10295            0
    01/01/2014 to 12/31/2014.........  $17.10295    $17.59056            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.66142    $11.31993            0
    01/01/2007 to 12/31/2007.........  $11.31993    $11.75789      118,836
    01/01/2008 to 12/31/2008.........  $11.75789    $ 8.50729       65,892
    01/01/2009 to 12/31/2009.........  $ 8.50729    $10.31836       82,127
    01/01/2010 to 12/31/2010.........  $10.31836    $11.24440       71,399
    01/01/2011 to 12/31/2011.........  $11.24440    $11.20462       76,275
    01/01/2012 to 12/31/2012.........  $11.20462    $12.42437       82,843
    01/01/2013 to 12/31/2013.........  $12.42437    $14.18257       91,934
    01/01/2014 to 12/31/2014.........  $14.18257    $14.67176       93,011
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.97588    $12.15923            0
    01/01/2007 to 12/31/2007.........  $12.15923    $11.45490            0
    01/01/2008 to 12/31/2008.........  $11.45490    $ 6.50390            0
    01/01/2009 to 12/31/2009.........  $ 6.50390    $ 7.86669            0
    01/01/2010 to 12/31/2010.........  $ 7.86669    $ 8.70417            0
    01/01/2011 to 12/31/2011.........  $ 8.70417    $ 8.36524            0
    01/01/2012 to 12/31/2012.........  $ 8.36524    $ 9.58274            0
    01/01/2013 to 12/31/2013.........  $ 9.58274    $12.14221            0
    01/01/2014 to 12/31/2014.........  $12.14221    $12.74921            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93961    $10.42100            0
    01/01/2007 to 12/31/2007.........  $10.42100    $11.01894            0
    01/01/2008 to 12/31/2008.........  $11.01894    $ 6.39820            0
    01/01/2009 to 12/31/2009.........  $ 6.39820    $ 9.58786            0
    01/01/2010 to 12/31/2010.........  $ 9.58786    $10.84896            0
    01/01/2011 to 12/31/2011.........  $10.84896    $10.42050            0
    01/01/2012 to 12/31/2012.........  $10.42050    $11.97100            0
    01/01/2013 to 12/31/2013.........  $11.97100    $16.84560            0
    01/01/2014 to 12/31/2014.........  $16.84560    $17.83237            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.70545    $13.21670           0
    01/01/2007 to 12/31/2007.........  $13.21670    $18.14222           0
    01/01/2008 to 12/31/2008.........  $18.14222    $ 8.86480           0
    01/01/2009 to 12/31/2009.........  $ 8.86480    $12.93549           0
    01/01/2010 to 12/31/2010.........  $12.93549    $15.22376           0
    01/01/2011 to 12/31/2011.........  $15.22376    $12.65564           0
    01/01/2012 to 12/31/2012.........  $12.65564    $12.81165           0
    01/01/2013 to 12/31/2013.........  $12.81165    $14.44278           0
    01/01/2014 to 12/31/2014.........  $14.44278    $12.93120           0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.50715    $ 9.75828           0
    01/01/2007 to 12/31/2007.........  $ 9.75828    $10.45270           0
    01/01/2008 to 12/31/2008.........  $10.45270    $ 9.96399           0
    01/01/2009 to 12/31/2009.........  $ 9.96399    $10.91472           0
    01/01/2010 to 12/31/2010.........  $10.91472    $11.27667           0
    01/01/2011 to 12/31/2011.........  $11.27667    $11.47253           0
    01/01/2012 to 12/31/2012.........  $11.47253    $11.79435           0
    01/01/2013 to 12/31/2013.........  $11.79435    $11.09100           0
    01/01/2014 to 12/31/2014.........  $11.09100    $10.89663           0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61817    $11.29471           0
    01/01/2007 to 12/31/2007.........  $11.29471    $12.08889           0
    01/01/2008 to 12/31/2008.........  $12.08889    $ 6.81165           0
    01/01/2009 to 12/31/2009.........  $ 6.81165    $ 8.54740           0
    01/01/2010 to 12/31/2010.........  $ 8.54740    $ 9.57358           0
    01/01/2011 to 12/31/2011.........  $ 9.57358    $ 9.03083         960
    01/01/2012 to 12/31/2012.........  $ 9.03083    $ 9.79434       2,436
    01/01/2013 to 12/31/2013.........  $ 9.79434    $11.53150       2,376
    01/01/2014 to 12/31/2014.........  $11.53150    $11.88693       7,717
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99809    $ 9.97138           0
    01/01/2008 to 12/31/2008.........  $ 9.97138    $ 9.23456           0
    01/01/2009 to 12/31/2009.........  $ 9.23456    $10.07192           0
    01/01/2010 to 12/31/2010.........  $10.07192    $10.60805           0
    01/01/2011 to 12/31/2011.........  $10.60805    $10.98935           0
    01/01/2012 to 12/31/2012.........  $10.98935    $11.57971           0
    01/01/2013 to 12/31/2013.........  $11.57971    $11.14492           0
    01/01/2014 to 12/31/2014.........  $11.14492    $11.67273           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07793    $ 6.61353         206
    01/01/2009 to 12/31/2009.........  $ 6.61353    $ 8.40437         474
    01/01/2010 to 12/31/2010.........  $ 8.40437    $ 9.05230         669
    01/01/2011 to 12/31/2011.........  $ 9.05230    $ 8.69706       4,868
    01/01/2012 to 09/21/2012.........  $ 8.69706    $ 9.69699           0
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08881    $ 7.63721           0
    01/01/2009 to 12/31/2009.........  $ 7.63721    $ 9.07106           0
    01/01/2010 to 12/31/2010.........  $ 9.07106    $10.40165           0
    01/01/2011 to 12/31/2011.........  $10.40165    $10.86923           0
    01/01/2012 to 12/31/2012.........  $10.86923    $11.77220           0
    01/01/2013 to 12/31/2013.........  $11.77220    $14.77450           0
    01/01/2014 to 12/31/2014.........  $14.77450    $15.91163           0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26782    $ 7.01089           0
    01/01/2009 to 12/31/2009.........  $ 7.01089    $ 8.95999           0
    01/01/2010 to 12/31/2010.........  $ 8.95999    $10.62684           0
    01/01/2011 to 12/31/2011.........  $10.62684    $10.95424           0
    01/01/2012 to 12/31/2012.........  $10.95424    $13.06738           0
    01/01/2013 to 12/31/2013.........  $13.06738    $17.85789           0
    01/01/2014 to 12/31/2014.........  $17.85789    $19.62197           0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38552    $ 5.24829           0
    01/01/2009 to 12/31/2009.........  $ 5.24829    $ 5.89726           0
    01/01/2010 to 12/31/2010.........  $ 5.89726    $ 6.39174           0
    01/01/2011 to 12/31/2011.........  $ 6.39174    $ 5.38135           0
    01/01/2012 to 12/31/2012.........  $ 5.38135    $ 6.55781           0
    01/01/2013 to 12/31/2013.........  $ 6.55781    $ 8.46259           0
    01/01/2014 to 12/31/2014.........  $ 8.46259    $ 9.33632           0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15174    $ 8.29892           0
    01/01/2009 to 12/31/2009.........  $ 8.29892    $ 9.69400           0
    01/01/2010 to 12/31/2010.........  $ 9.69400    $ 9.74078           0
    01/01/2011 to 12/31/2011.........  $ 9.74078    $10.48002           0
    01/01/2012 to 12/31/2012.........  $10.48002    $12.02099           0
    01/01/2013 to 12/31/2013.........  $12.02099    $16.41472           0
    01/01/2014 to 12/31/2014.........  $16.41472    $19.83878           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16525    $ 6.06953         0
    01/01/2009 to 12/31/2009.........  $ 6.06953    $ 7.35928         0
    01/01/2010 to 12/31/2010.........  $ 7.35928    $ 8.89801         0
    01/01/2011 to 12/31/2011.........  $ 8.89801    $ 8.53881         0
    01/01/2012 to 12/31/2012.........  $ 8.53881    $ 9.66036         0
    01/01/2013 to 12/31/2013.........  $ 9.66036    $13.04318         0
    01/01/2014 to 12/31/2014.........  $13.04318    $13.45439         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11048    $ 6.68634         0
    01/01/2009 to 12/31/2009.........  $ 6.68634    $ 8.47530         0
    01/01/2010 to 12/31/2010.........  $ 8.47530    $ 9.37259         0
    01/01/2011 to 12/31/2011.........  $ 9.37259    $ 9.44438         0
    01/01/2012 to 12/31/2012.........  $ 9.44438    $10.40060         0
    01/01/2013 to 12/31/2013.........  $10.40060    $13.27809         0
    01/01/2014 to 12/31/2014.........  $13.27809    $14.65028         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24125    $ 6.24347         0
    01/01/2009 to 12/31/2009.........  $ 6.24347    $ 7.28739         0
    01/01/2010 to 12/31/2010.........  $ 7.28739    $ 8.03823         0
    01/01/2011 to 12/31/2011.........  $ 8.03823    $ 7.75349         0
    01/01/2012 to 12/31/2012.........  $ 7.75349    $ 8.74330         0
    01/01/2013 to 12/31/2013.........  $ 8.74330    $11.09622         0
    01/01/2014 to 12/31/2014.........  $11.09622    $11.97689         0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07225    $ 6.17185         0
    01/01/2009 to 12/31/2009.........  $ 6.17185    $ 8.34071         0
    01/01/2010 to 12/31/2010.........  $ 8.34071    $10.46522         0
    01/01/2011 to 12/31/2011.........  $10.46522    $ 9.92945         0
    01/01/2012 to 12/31/2012.........  $ 9.92945    $11.19304         0
    01/01/2013 to 12/31/2013.........  $11.19304    $14.27442         0
    01/01/2014 to 12/31/2014.........  $14.27442    $14.76834         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18823    $ 6.43513         0
    01/01/2009 to 12/31/2009.........  $ 6.43513    $ 8.22837         0
    01/01/2010 to 12/31/2010.........  $ 8.22837    $ 9.68372         0
    01/01/2011 to 12/31/2011.........  $ 9.68372    $ 9.09046         0
    01/01/2012 to 12/31/2012.........  $ 9.09046    $10.35248         0
    01/01/2013 to 12/31/2013.........  $10.35248    $13.36766         0
    01/01/2014 to 12/31/2014.........  $13.36766    $14.39099         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25873    $ 5.49330         0
    01/01/2009 to 12/31/2009.........  $ 5.49330    $ 6.86444         0
    01/01/2010 to 12/31/2010.........  $ 6.86444    $ 8.36296         0
    01/01/2011 to 12/31/2011.........  $ 8.36296    $ 8.55948         0
    01/01/2012 to 12/31/2012.........  $ 8.55948    $ 9.79861         0
    01/01/2013 to 12/31/2013.........  $ 9.79861    $ 9.58239         0
    01/01/2014 to 12/31/2014.........  $ 9.58239    $11.70468         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11338    $ 6.77909         0
    01/01/2009 to 12/31/2009.........  $ 6.77909    $ 8.35679         0
    01/01/2010 to 12/31/2010.........  $ 8.35679    $10.26535         0
    01/01/2011 to 12/31/2011.........  $10.26535    $10.15857         0
    01/01/2012 to 12/31/2012.........  $10.15857    $11.16373         0
    01/01/2013 to 12/31/2013.........  $11.16373    $15.31695         0
    01/01/2014 to 12/31/2014.........  $15.31695    $15.29039         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22837    $ 7.14678         0
    01/01/2009 to 12/31/2009.........  $ 7.14678    $ 8.40716         0
    01/01/2010 to 12/31/2010.........  $ 8.40716    $10.02984         0
    01/01/2011 to 12/31/2011.........  $10.02984    $ 9.39785         0
    01/01/2012 to 12/31/2012.........  $ 9.39785    $10.66510         0
    01/01/2013 to 12/31/2013.........  $10.66510    $14.34617         0
    01/01/2014 to 12/31/2014.........  $14.34617    $14.83164         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27795    $ 7.23615         0
    01/01/2009 to 12/31/2009.........  $ 7.23615    $ 7.58749         0
    01/01/2010 to 12/31/2010.........  $ 7.58749    $ 8.57621         0
    01/01/2011 to 12/31/2011.........  $ 8.57621    $ 8.53611         0
    01/01/2012 to 12/31/2012.........  $ 8.53611    $ 9.71718         0
    01/01/2013 to 12/31/2013.........  $ 9.71718    $10.64000         0
    01/01/2014 to 12/31/2014.........  $10.64000    $10.45451         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09840    $ 7.18288         0
    01/01/2009 to 12/31/2009.........  $ 7.18288    $ 7.77133         0
    01/01/2010 to 12/31/2010.........  $ 7.77133    $ 8.04473         0
    01/01/2011 to 12/31/2011.........  $ 8.04473    $ 9.23675         0
    01/01/2012 to 12/31/2012.........  $ 9.23675    $ 9.03694         0
    01/01/2013 to 12/31/2013.........  $ 9.03694    $10.00483         0
    01/01/2014 to 12/31/2014.........  $10.00483    $12.30542         0

* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08004    $10.91282       11,484
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563       12,332
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905        2,982
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357        2,935
    01/01/2011 to 12/31/2011.........  $10.05357    $ 9.68945        9,842
    01/01/2012 to 12/31/2012.........  $ 9.68945    $10.79903        9,387
    01/01/2013 to 12/31/2013.........  $10.79903    $11.75851       16,082
    01/01/2014 to 12/31/2014.........  $11.75851    $12.08662       12,449
 AST ADVANCED STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07305    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896        1,409
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254        1,409
    01/01/2011 to 12/31/2011.........  $10.59254    $10.49952        1,409
    01/01/2012 to 12/31/2012.........  $10.49952    $11.81435       13,906
    01/01/2013 to 12/31/2013.........  $11.81435    $13.63409       17,094
    01/01/2014 to 12/31/2014.........  $13.63409    $14.32368       21,722
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12345    $10.18301            0
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177            0
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764            0
    01/01/2011 to 12/31/2011.........  $ 8.64764    $ 8.86776            0
    01/01/2012 to 05/04/2012.........  $ 8.86776    $ 9.65752            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07151    $10.86097            0
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698            0
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958        1,416
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804        3,620
    01/01/2011 to 12/31/2011.........  $10.40804    $10.17985       36,090
    01/01/2012 to 12/31/2012.........  $10.17985    $11.33645       46,569
    01/01/2013 to 12/31/2013.........  $11.33645    $13.20498       78,022
    01/01/2014 to 12/31/2014.........  $13.20498    $13.92690       82,484

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 9.20827            0
    01/01/2012 to 12/31/2012.........  $ 9.20827    $10.20156            0
    01/01/2013 to 12/31/2013.........  $10.20156    $11.19672            0
    01/01/2014 to 12/31/2014.........  $11.19672    $11.62858            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.54820            0
    01/01/2014 to 12/31/2014.........  $10.54820    $10.81738            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815            0
    01/01/2011 to 12/31/2011.........  $11.60815    $10.81845            0
    01/01/2012 to 12/31/2012.........  $10.81845    $12.12874            0
    01/01/2013 to 12/31/2013.........  $12.12874    $15.78294            0
    01/01/2014 to 12/31/2014.........  $15.78294    $17.23085            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09687    $11.01224            0
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376            0
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257            0
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109        5,003
    01/01/2011 to 12/31/2011.........  $ 9.88109    $ 9.54594       11,275
    01/01/2012 to 12/31/2012.........  $ 9.54594    $10.74833       18,256
    01/01/2013 to 12/31/2013.........  $10.74833    $13.05551       12,520
    01/01/2014 to 12/31/2014.........  $13.05551    $13.83039       35,764
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99918    $11.72984            0
    01/01/2014 to 12/31/2014.........  $11.72984    $13.19431            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST COHEN & STEERS REALTY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10286    $ 7.81223            0
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371            0
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219            0
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127            0
    01/01/2011 to 12/31/2011.........  $ 8.36127    $ 8.82419            0
    01/01/2012 to 12/31/2012.........  $ 8.82419    $10.07765           18
    01/01/2013 to 12/31/2013.........  $10.07765    $10.29050        2,386
    01/01/2014 to 12/31/2014.........  $10.29050    $13.33818        5,228
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09789    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $ 9.73366            0
    01/01/2014 to 12/31/2014.........  $ 9.73366    $10.12900            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07381    $10.77036            0
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618            0
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682            0
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021            0
    01/01/2011 to 12/31/2011.........  $ 9.70021    $ 9.45972        1,311
    01/01/2012 to 12/31/2012.........  $ 9.45972    $10.36217       15,691
    01/01/2013 to 12/31/2013.........  $10.36217    $11.77393       20,997
    01/01/2014 to 12/31/2014.........  $11.77393    $12.02477       19,045
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522        2,740
    01/01/2011 to 12/31/2011.........  $10.15522    $ 9.80622        2,104
    01/01/2012 to 12/31/2012.........  $ 9.80622    $11.03284        1,348
    01/01/2013 to 12/31/2013.........  $11.03284    $13.02361        2,275
    01/01/2014 to 12/31/2014.........  $13.02361    $13.63207        1,233

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594           0
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273           0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.79695       1,740
    01/01/2013 to 12/31/2013.........  $10.79695    $13.30615       2,020
    01/01/2014 to 12/31/2014.........  $13.30615    $13.59311       1,167
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.86599           0
    01/01/2014 to 12/31/2014.........  $10.86599    $11.03376           0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224           0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276           0
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197           0
    01/01/2011 to 12/31/2011.........  $ 9.76197    $ 9.17833           0
    01/01/2012 to 12/31/2012.........  $ 9.17833    $11.52315         760
    01/01/2013 to 12/31/2013.........  $11.52315    $11.90508         736
    01/01/2014 to 12/31/2014.........  $11.90508    $13.42844       2,063
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09100    $11.53628           0
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244           0
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167           0
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965           0
    01/01/2011 to 12/31/2011.........  $11.01965    $10.47885           0
    01/01/2012 to 12/31/2012.........  $10.47885    $12.42563       1,093
    01/01/2013 to 12/31/2013.........  $12.42563    $15.96125          71
    01/01/2014 to 02/07/2014.........  $15.96125    $15.71317           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11632    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950            0
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556            0
    01/01/2011 to 12/31/2011.........  $ 8.22556    $ 7.69478            0
    01/01/2012 to 12/31/2012.........  $ 7.69478    $ 9.11684           20
    01/01/2013 to 12/31/2013.........  $ 9.11684    $12.05440        1,316
    01/01/2014 to 12/31/2014.........  $12.05440    $13.50241        2,299
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09800    $11.48986            0
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635            0
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903            0
    01/01/2011 to 12/31/2011.........  $12.42903    $11.93976            0
    01/01/2012 to 12/31/2012.........  $11.93976    $14.14015        1,396
    01/01/2013 to 12/31/2013.........  $14.14015    $18.50694        2,504
    01/01/2014 to 12/31/2014.........  $18.50694    $20.43596        5,031
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998            0
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543            0
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606            0
    01/01/2011 to 12/31/2011.........  $10.32606    $10.17206            0
    01/01/2012 to 12/31/2012.........  $10.17206    $11.09154        9,423
    01/01/2013 to 12/31/2013.........  $11.09154    $12.06017       13,204
    01/01/2014 to 12/31/2014.........  $12.06017    $12.42331       17,974
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279            0
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383            0
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909            0
    01/01/2011 to 12/31/2011.........  $12.07909    $12.11532            0
    01/01/2012 to 12/31/2012.........  $12.11532    $13.87726          592
    01/01/2013 to 12/31/2013.........  $13.87726    $19.07270        1,617
    01/01/2014 to 12/31/2014.........  $19.07270    $20.24314        1,633

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11154    $10.19617           0
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963           0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124           0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078           0
    01/01/2011 to 12/31/2011.........  $ 8.25078    $ 8.12903           0
    01/01/2012 to 12/31/2012.........  $ 8.12903    $ 9.12709          19
    01/01/2013 to 12/31/2013.........  $ 9.12709    $12.16608       1,169
    01/01/2014 to 12/31/2014.........  $12.16608    $12.23327       2,902
 AST HIGH YIELD PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99918    $ 9.96607           0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697           0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035           0
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074           0
    01/01/2011 to 12/31/2011.........  $11.08074    $11.31919           0
    01/01/2012 to 12/31/2012.........  $11.31919    $12.76194       1,142
    01/01/2013 to 12/31/2013.........  $12.76194    $13.54280       2,602
    01/01/2014 to 12/31/2014.........  $13.54280    $13.75166       4,729
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.15948    $12.05201           0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863           0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483           0
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789           0
    01/01/2011 to 12/31/2011.........  $ 9.01789    $ 7.77483           0
    01/01/2012 to 12/31/2012.........  $ 7.77483    $ 9.26557           0
    01/01/2013 to 12/31/2013.........  $ 9.26557    $10.92201           0
    01/01/2014 to 12/31/2014.........  $10.92201    $10.21646           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12617    $11.65068           0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950           0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615           0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929           0
    01/01/2011 to 12/31/2011.........  $ 9.17929    $ 7.94794           0
    01/01/2012 to 12/31/2012.........  $ 7.94794    $ 9.18156           0
    01/01/2013 to 12/31/2013.........  $ 9.18156    $10.86035           0
    01/01/2014 to 12/31/2014.........  $10.86035    $10.03208           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178           0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427           0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569           0
    01/01/2011 to 12/31/2011.........  $10.13569    $ 9.97825           0
    01/01/2012 to 12/31/2012.........  $ 9.97825    $11.22134       4,842
    01/01/2013 to 12/31/2013.........  $11.22134    $12.91910       5,595
    01/01/2014 to 12/31/2014.........  $12.91910    $13.60521       5,755
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.14435    $10.97941           0
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232           0
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302           0
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678           0
    01/01/2011 to 12/31/2011.........  $ 9.09678    $ 8.18270           0
    01/01/2012 to 12/31/2012.........  $ 8.18270    $ 9.87658          38
    01/01/2013 to 12/31/2013.........  $ 9.87658    $11.28094       1,177
    01/01/2014 to 12/31/2014.........  $11.28094    $10.45830       5,285
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08054    $10.17383           0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858           0
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568           0
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289           0
    01/01/2011 to 12/31/2011.........  $10.65289    $10.57215           0
    01/01/2012 to 12/31/2012.........  $10.57215    $11.58947       5,069
    01/01/2013 to 12/31/2013.........  $11.58947    $12.74066       4,886
    01/01/2014 to 12/31/2014.........  $12.74066    $13.30181       7,091
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963           0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164           0
    01/01/2011 to 12/31/2011.........  $11.35164    $11.31377           0
    01/01/2012 to 12/31/2012.........  $11.31377    $12.90295           0
    01/01/2013 to 12/31/2013.........  $12.90295    $17.43738           0
    01/01/2014 to 12/31/2014.........  $17.43738    $18.90555         123

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11587    $ 9.84473           0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314           0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404           0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590           0
    01/01/2011 to 12/31/2011.........  $ 7.55590    $ 7.16817           0
    01/01/2012 to 12/31/2012.........  $ 7.16817    $ 8.29561          32
    01/01/2013 to 12/31/2013.........  $ 8.29561    $11.48738         677
    01/01/2014 to 12/31/2014.........  $11.48738    $12.93708       3,267
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13199    $11.47337           0
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005           0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241           0
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903           0
    01/01/2011 to 12/31/2011.........  $ 9.74903    $ 9.56442       2,470
    01/01/2012 to 12/31/2012.........  $ 9.56442    $10.63120          16
    01/01/2013 to 12/31/2013.........  $10.63120    $14.37959           0
    01/01/2014 to 12/31/2014.........  $14.37959    $15.74482         918
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.02439    $10.32185           0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324           0
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274           0
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757           0
    01/01/2011 to 12/31/2011.........  $11.73757    $12.80336           0
    01/01/2012 to 12/31/2012.........  $12.80336    $13.42818       2,647
    01/01/2013 to 12/31/2013.........  $13.42818    $13.02931       3,308
    01/01/2014 to 12/31/2014.........  $13.02931    $13.72449       3,119
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11667    $10.95164           0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759           0
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966           0
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903         323
    01/01/2011 to 12/31/2011.........  $10.33903    $ 9.91614         314
    01/01/2012 to 12/31/2012.........  $ 9.91614    $12.08368         337
    01/01/2013 to 12/31/2013.........  $12.08368    $15.27018       4,344
    01/01/2014 to 12/31/2014.........  $15.27018    $15.66783       4,112

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10694    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108            0
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798            0
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775            0
    01/01/2011 to 12/31/2011.........  $10.04775    $ 9.88927            0
    01/01/2012 to 12/31/2012.........  $ 9.88927    $11.46400           15
    01/01/2013 to 12/31/2013.........  $11.46400    $15.51686        6,540
    01/01/2014 to 12/31/2014.........  $15.51686    $16.70138        2,126
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99918    $10.22213            0
    01/01/2013 to 12/31/2013.........  $10.22213    $13.61300            0
    01/01/2014 to 12/31/2014.........  $13.61300    $14.85534            0
 AST MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10574    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
    01/01/2011 to 12/31/2011.........  $10.42410    $ 9.96483            0
    01/01/2012 to 12/31/2012.........  $ 9.96483    $11.68256           23
    01/01/2013 to 12/31/2013.........  $11.68256    $15.31633        5,856
    01/01/2014 to 12/31/2014.........  $15.31633    $17.43481        2,771
 AST MONEY MARKET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.00052    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357            0
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528            0
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485            0
    01/01/2011 to 12/31/2011.........  $10.27485    $10.17598        7,315
    01/01/2012 to 12/31/2012.........  $10.17598    $10.07626        2,251
    01/01/2013 to 12/31/2013.........  $10.07626    $ 9.97714        1,433
    01/01/2014 to 12/31/2014.........  $ 9.97714    $ 9.87852       23,288

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13369    $10.25701           0
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395           0
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575           0
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960           0
    01/01/2011 to 12/31/2011.........  $ 9.97960    $ 9.63540           0
    01/01/2012 to 12/31/2012.........  $ 9.63540    $11.17393          23
    01/01/2013 to 12/31/2013.........  $11.17393    $15.71072       2,215
    01/01/2014 to 12/31/2014.........  $15.71072    $17.77178       3,289
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11565    $11.82260           0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075           0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648           0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845           0
    01/01/2011 to 12/31/2011.........  $10.88845    $10.96268           0
    01/01/2012 to 12/31/2012.........  $10.96268    $12.19821         685
    01/01/2013 to 12/31/2013.........  $12.19821    $16.01598       2,086
    01/01/2014 to 12/31/2014.........  $16.01598    $17.11635       1,694
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12073    $11.75209           0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601           0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354           0
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127           0
    01/01/2011 to 04/29/2011.........  $ 9.66127    $10.86028           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.37057          17
    01/01/2013 to 12/31/2013.........  $10.37057    $12.20998           0
    01/01/2014 to 12/31/2014.........  $12.20998    $12.71038       1,615
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093           0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761           0
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868           0
    01/01/2011 to 12/31/2011.........  $11.15868    $ 8.80869           0
    01/01/2012 to 12/31/2012.........  $ 8.80869    $10.28504           0
    01/01/2013 to 12/31/2013.........  $10.28504    $10.20593           0
    01/01/2014 to 12/31/2014.........  $10.20593    $ 9.63174           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99034    $10.47408            0
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603            0
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430            0
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276            0
    01/01/2011 to 12/31/2011.........  $11.77276    $11.91843        2,162
    01/01/2012 to 12/31/2012.........  $11.91843    $12.35443        2,629
    01/01/2013 to 12/31/2013.........  $12.35443    $11.96593        8,160
    01/01/2014 to 12/31/2014.........  $11.96593    $11.83586        5,014
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99058    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988            0
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093            0
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524        1,379
    01/01/2011 to 12/31/2011.........  $12.57524    $12.84647        1,058
    01/01/2012 to 12/31/2012.........  $12.84647    $13.90489        4,226
    01/01/2013 to 12/31/2013.........  $13.90489    $13.51422       32,270
    01/01/2014 to 12/31/2014.........  $13.51422    $13.94662       13,001
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.04514    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497        2,810
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       62,109
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697       59,310
    01/01/2011 to 12/31/2011.........  $11.15697    $11.15675       59,232
    01/01/2012 to 12/31/2012.........  $11.15675    $12.19226       56,097
    01/01/2013 to 12/31/2013.........  $12.19226    $13.18351       54,932
    01/01/2014 to 12/31/2014.........  $13.18351    $13.80684       67,255
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10404    $11.19117            0
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949            0
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394        1,599
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573        1,599
    01/01/2011 to 12/31/2011.........  $ 9.65573    $ 8.96603        1,599
    01/01/2012 to 12/31/2012.........  $ 8.96603    $10.02421        2,311
    01/01/2013 to 12/31/2013.........  $10.02421    $11.61472        3,986
    01/01/2014 to 12/31/2014.........  $11.61472    $12.55744       33,927

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11188    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304        1,694
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041        1,645
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622        1,594
    01/01/2011 to 12/31/2011.........  $ 8.64622    $ 8.85664        1,546
    01/01/2012 to 12/31/2012.........  $ 8.85664    $10.41779        1,532
    01/01/2013 to 12/31/2013.........  $10.41779    $13.65949        2,489
    01/01/2014 to 12/31/2014.........  $13.65949    $15.85219        3,284
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 8.93992            0
    01/01/2012 to 12/31/2012.........  $ 8.93992    $10.01604            0
    01/01/2013 to 12/31/2013.........  $10.01604    $12.13798            0
    01/01/2014 to 12/31/2014.........  $12.13798    $12.79898          233
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
    01/01/2011 to 12/31/2011.........  $ 9.99007    $ 9.71160        2,230
    01/01/2012 to 12/31/2012.........  $ 9.71160    $10.60403        9,000
    01/01/2013 to 12/31/2013.........  $10.60403    $11.80510       15,625
    01/01/2014 to 12/31/2014.........  $11.80510    $12.28896       17,952
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
    01/01/2011 to 12/31/2011.........  $ 9.56609    $ 9.24529            0
    01/01/2012 to 12/31/2012.........  $ 9.24529    $10.60940            0
    01/01/2013 to 12/31/2013.........  $10.60940    $12.40140            0
    01/01/2014 to 12/31/2014.........  $12.40140    $12.94564       15,105

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07291    $10.87140            0
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399            0
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895            0
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368            0
    01/01/2011 to 12/31/2011.........  $10.49368    $10.03860        3,919
    01/01/2012 to 12/31/2012.........  $10.03860    $11.04609       15,221
    01/01/2013 to 12/31/2013.........  $11.04609    $12.51162       14,508
    01/01/2014 to 12/31/2014.........  $12.51162    $12.76388        9,960
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10254    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932            0
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905          364
    01/01/2011 to 12/31/2011.........  $10.41905    $ 8.96343          354
    01/01/2012 to 12/31/2012.........  $ 8.96343    $10.65604          369
    01/01/2013 to 12/31/2013.........  $10.65604    $14.85632        1,278
    01/01/2014 to 12/31/2014.........  $14.85632    $15.43593        1,968
 AST SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09716    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
    01/01/2011 to 12/31/2011.........  $12.06406    $11.82778            0
    01/01/2012 to 12/31/2012.........  $11.82778    $13.13644            0
    01/01/2013 to 12/31/2013.........  $13.13644    $17.58113            0
    01/01/2014 to 12/31/2014.........  $17.58113    $18.07191        1,089
 AST SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11095    $ 9.43656            0
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0
    01/01/2011 to 12/31/2011.........  $10.30053    $ 9.58913            0
    01/01/2012 to 12/31/2012.........  $ 9.58913    $11.21832           23
    01/01/2013 to 12/31/2013.........  $11.21832    $15.26149        3,645
    01/01/2014 to 12/31/2014.........  $15.26149    $15.90635        1,575

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.06740    $10.57860            0
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653            0
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361            0
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807        2,184
    01/01/2011 to 12/31/2011.........  $10.52807    $10.63067        3,039
    01/01/2012 to 12/31/2012.........  $10.63067    $11.94592       23,637
    01/01/2013 to 12/31/2013.........  $11.94592    $13.81861       32,182
    01/01/2014 to 12/31/2014.........  $13.81861    $14.48626       39,114
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11700    $ 9.82815            0
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507            0
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144            0
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169            0
    01/01/2011 to 12/31/2011.........  $ 7.77169    $ 7.56873            0
    01/01/2012 to 12/31/2012.........  $ 7.56873    $ 8.78643            0
    01/01/2013 to 12/31/2013.........  $ 8.78643    $11.28190        4,424
    01/01/2014 to 12/31/2014.........  $11.28190    $12.00433        6,949
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08361    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744            0
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555            0
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897            0
    01/01/2011 to 12/31/2011.........  $11.20897    $10.91000            0
    01/01/2012 to 12/31/2012.........  $10.91000    $12.70117            0
    01/01/2013 to 12/31/2013.........  $12.70117    $18.11188        1,087
    01/01/2014 to 12/31/2014.........  $18.11188    $19.42910        5,419
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.17958    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317            0
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784            0
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409          878
    01/01/2011 to 12/31/2011.........  $12.17409    $10.25550          854
    01/01/2012 to 12/31/2012.........  $10.25550    $10.52125          853
    01/01/2013 to 12/31/2013.........  $10.52125    $12.01930        4,036
    01/01/2014 to 12/31/2014.........  $12.01930    $10.90540        3,053

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.98213    $10.73003           0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499           0
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569           0
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612           0
    01/01/2011 to 12/31/2011.........  $12.04612    $12.41886           0
    01/01/2012 to 12/31/2012.........  $12.41886    $12.93840          13
    01/01/2013 to 12/31/2013.........  $12.93840    $12.32953         189
    01/01/2014 to 12/31/2014.........  $12.32953    $12.27550         138
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12210    $11.05096           0
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035           0
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421           0
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752           0
    01/01/2011 to 12/31/2011.........  $ 9.10752    $ 8.70580           0
    01/01/2012 to 12/31/2012.........  $ 8.70580    $ 9.56832          35
    01/01/2013 to 12/31/2013.........  $ 9.56832    $11.41596           0
    01/01/2014 to 12/31/2014.........  $11.41596    $11.92516       4,247
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774           0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351           0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999           0
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727           0
    01/01/2011 to 12/31/2011.........  $11.05727    $11.60740           0
    01/01/2012 to 12/31/2012.........  $11.60740    $12.39484       1,828
    01/01/2013 to 12/31/2013.........  $12.39484    $12.08896       1,727
    01/01/2014 to 12/31/2014.........  $12.08896    $12.83064       1,641
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267           0
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292           0
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902           0
    01/01/2011 to 12/31/2011.........  $ 9.37902    $ 9.13111       1,212
    01/01/2012 to 09/21/2012.........  $ 9.13111    $10.27970           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08917    $ 7.70553         0
    01/01/2009 to 12/31/2009.........  $ 7.70553    $ 9.27464         0
    01/01/2010 to 12/31/2010.........  $ 9.27464    $10.77702         0
    01/01/2011 to 12/31/2011.........  $10.77702    $11.41163         0
    01/01/2012 to 12/31/2012.........  $11.41163    $12.52542         0
    01/01/2013 to 12/31/2013.........  $12.52542    $15.92981         0
    01/01/2014 to 12/31/2014.........  $15.92981    $17.38524         0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26818    $ 7.07373         0
    01/01/2009 to 12/31/2009.........  $ 7.07373    $ 9.16112         0
    01/01/2010 to 12/31/2010.........  $ 9.16112    $11.01058         0
    01/01/2011 to 12/31/2011.........  $11.01058    $11.50124         0
    01/01/2012 to 12/31/2012.........  $11.50124    $13.90370         0
    01/01/2013 to 12/31/2013.........  $13.90370    $19.25448         0
    01/01/2014 to 12/31/2014.........  $19.25448    $21.43942         0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38588    $ 5.29555         0
    01/01/2009 to 12/31/2009.........  $ 5.29555    $ 6.03013         0
    01/01/2010 to 12/31/2010.........  $ 6.03013    $ 6.62309         0
    01/01/2011 to 12/31/2011.........  $ 6.62309    $ 5.65050         0
    01/01/2012 to 12/31/2012.........  $ 5.65050    $ 6.97796         0
    01/01/2013 to 12/31/2013.........  $ 6.97796    $ 9.12506         0
    01/01/2014 to 12/31/2014.........  $ 9.12506    $10.20171         0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15210    $ 8.37319         0
    01/01/2009 to 12/31/2009.........  $ 8.37319    $ 9.91149         0
    01/01/2010 to 12/31/2010.........  $ 9.91149    $10.09243         0
    01/01/2011 to 12/31/2011.........  $10.09243    $11.00309         0
    01/01/2012 to 12/31/2012.........  $11.00309    $12.79004         0
    01/01/2013 to 12/31/2013.........  $12.79004    $17.69808         0
    01/01/2014 to 12/31/2014.........  $17.69808    $21.67562         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16561    $ 6.12389         0
    01/01/2009 to 12/31/2009.........  $ 6.12389    $ 7.52435         0
    01/01/2010 to 12/31/2010.........  $ 7.52435    $ 9.21904         0
    01/01/2011 to 12/31/2011.........  $ 9.21904    $ 8.96504         0
    01/01/2012 to 12/31/2012.........  $ 8.96504    $10.27851         0
    01/01/2013 to 12/31/2013.........  $10.27851    $14.06311         0
    01/01/2014 to 12/31/2014.........  $14.06311    $14.70051         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11084    $ 6.74627         0
    01/01/2009 to 12/31/2009.........  $ 6.74627    $ 8.66550         0
    01/01/2010 to 12/31/2010.........  $ 8.66550    $ 9.71085         0
    01/01/2011 to 12/31/2011.........  $ 9.71085    $ 9.91574         0
    01/01/2012 to 12/31/2012.........  $ 9.91574    $11.06599         0
    01/01/2013 to 12/31/2013.........  $11.06599    $14.31622         0
    01/01/2014 to 12/31/2014.........  $14.31622    $16.00687         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24162    $ 6.29952         0
    01/01/2009 to 12/31/2009.........  $ 6.29952    $ 7.45124         0
    01/01/2010 to 12/31/2010.........  $ 7.45124    $ 8.32879         0
    01/01/2011 to 12/31/2011.........  $ 8.32879    $ 8.14102         0
    01/01/2012 to 12/31/2012.........  $ 8.14102    $ 9.30332         0
    01/01/2013 to 12/31/2013.........  $ 9.30332    $11.96473         0
    01/01/2014 to 12/31/2014.........  $11.96473    $13.08709         0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07261    $ 6.22719         0
    01/01/2009 to 12/31/2009.........  $ 6.22719    $ 8.52806         0
    01/01/2010 to 12/31/2010.........  $ 8.52806    $10.84313         0
    01/01/2011 to 12/31/2011.........  $10.84313    $10.42521         0
    01/01/2012 to 12/31/2012.........  $10.42521    $11.90950         0
    01/01/2013 to 12/31/2013.........  $11.90950    $15.39102         0
    01/01/2014 to 12/31/2014.........  $15.39102    $16.13643         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18859    $ 6.49281         0
    01/01/2009 to 12/31/2009.........  $ 6.49281    $ 8.41316         0
    01/01/2010 to 12/31/2010.........  $ 8.41316    $10.03332         0
    01/01/2011 to 12/31/2011.........  $10.03332    $ 9.54428         0
    01/01/2012 to 12/31/2012.........  $ 9.54428    $11.01497         0
    01/01/2013 to 12/31/2013.........  $11.01497    $14.41314         0
    01/01/2014 to 12/31/2014.........  $14.41314    $15.72393         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25909    $ 5.54281         0
    01/01/2009 to 12/31/2009.........  $ 5.54281    $ 7.01899         0
    01/01/2010 to 12/31/2010.........  $ 7.01899    $ 8.66541         0
    01/01/2011 to 12/31/2011.........  $ 8.66541    $ 8.98727         0
    01/01/2012 to 12/31/2012.........  $ 8.98727    $10.42615         0
    01/01/2013 to 12/31/2013.........  $10.42615    $10.33250         0
    01/01/2014 to 12/31/2014.........  $10.33250    $12.78950         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11374    $ 6.83982         0
    01/01/2009 to 12/31/2009.........  $ 6.83982    $ 8.54439         0
    01/01/2010 to 12/31/2010.........  $ 8.54439    $10.63607         0
    01/01/2011 to 12/31/2011.........  $10.63607    $10.66582         0
    01/01/2012 to 12/31/2012.........  $10.66582    $11.87821         0
    01/01/2013 to 12/31/2013.........  $11.87821    $16.51483         0
    01/01/2014 to 12/31/2014.........  $16.51483    $16.70663         0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22874    $ 7.21085         0
    01/01/2009 to 12/31/2009.........  $ 7.21085    $ 8.59614         0
    01/01/2010 to 12/31/2010.........  $ 8.59614    $10.39230         0
    01/01/2011 to 12/31/2011.........  $10.39230    $ 9.86744         0
    01/01/2012 to 12/31/2012.........  $ 9.86744    $11.34804         0
    01/01/2013 to 12/31/2013.........  $11.34804    $15.46868         0
    01/01/2014 to 12/31/2014.........  $15.46868    $16.20595         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27831    $ 7.30077         0
    01/01/2009 to 12/31/2009.........  $ 7.30077    $ 7.75761         0
    01/01/2010 to 12/31/2010.........  $ 7.75761    $ 8.88561         0
    01/01/2011 to 12/31/2011.........  $ 8.88561    $ 8.96210         0
    01/01/2012 to 12/31/2012.........  $ 8.96210    $10.33883         0
    01/01/2013 to 12/31/2013.........  $10.33883    $11.47192         0
    01/01/2014 to 12/31/2014.........  $11.47192    $11.42258         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09876    $ 7.24721         0
    01/01/2009 to 12/31/2009.........  $ 7.24721    $ 7.94572         0
    01/01/2010 to 12/31/2010.........  $ 7.94572    $ 8.33515         0
    01/01/2011 to 12/31/2011.........  $ 8.33515    $ 9.69768         0
    01/01/2012 to 12/31/2012.........  $ 9.69768    $ 9.61503         0
    01/01/2013 to 12/31/2013.........  $ 9.61503    $10.78722         0
    01/01/2014 to 12/31/2014.........  $10.78722    $13.44496         0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ONLY (1.80%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96999    $10.53905      100,763
    01/01/2007 to 12/31/2007.........  $10.53905    $11.30489      331,359
    01/01/2008 to 12/31/2008.........  $11.30489    $ 7.57016      434,309
    01/01/2009 to 12/31/2009.........  $ 7.57016    $ 9.24767      573,712
    01/01/2010 to 12/31/2010.........  $ 9.24767    $10.17096      557,259
    01/01/2011 to 12/31/2011.........  $10.17096    $ 9.72567      448,701
    01/01/2012 to 12/31/2012.........  $ 9.72567    $10.75412      472,081
    01/01/2013 to 12/31/2013.........  $10.75412    $11.61760      438,702
    01/01/2014 to 12/31/2014.........  $11.61760    $11.84798      419,137
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98871    $10.48281          465
    01/01/2007 to 12/31/2007.........  $10.48281    $11.27541        4,054
    01/01/2008 to 12/31/2008.........  $11.27541    $ 7.77480       41,622
    01/01/2009 to 12/31/2009.........  $ 7.77480    $ 9.63835      102,631
    01/01/2010 to 12/31/2010.........  $ 9.63835    $10.76564      105,054
    01/01/2011 to 12/31/2011.........  $10.76564    $10.58741       89,167
    01/01/2012 to 12/31/2012.........  $10.58741    $11.81948       98,779
    01/01/2013 to 12/31/2013.........  $11.81948    $13.53287      111,386
    01/01/2014 to 12/31/2014.........  $13.53287    $14.10558      141,699
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98434    $11.01701        6,860
    01/01/2007 to 12/31/2007.........  $11.01701    $10.80965        7,391
    01/01/2008 to 12/31/2008.........  $10.80965    $ 6.92900        5,909
    01/01/2009 to 12/31/2009.........  $ 6.92900    $ 8.01628       11,509
    01/01/2010 to 12/31/2010.........  $ 8.01628    $ 8.96487        9,703
    01/01/2011 to 12/31/2011.........  $ 8.96487    $ 9.12113        9,252
    01/01/2012 to 05/04/2012.........  $ 9.12113    $ 9.90651            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97939    $10.49554       19,062
    01/01/2007 to 12/31/2007.........  $10.49554    $11.24456       71,029
    01/01/2008 to 12/31/2008.........  $11.24456    $ 7.87536      209,955
    01/01/2009 to 12/31/2009.........  $ 7.87536    $ 9.53832      426,296
    01/01/2010 to 12/31/2010.........  $ 9.53832    $10.52351      433,134
    01/01/2011 to 12/31/2011.........  $10.52351    $10.21197      338,320
    01/01/2012 to 12/31/2012.........  $10.21197    $11.28257      377,275
    01/01/2013 to 12/31/2013.........  $11.28257    $13.03897      360,968
    01/01/2014 to 12/31/2014.........  $13.03897    $13.64375      349,175

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99853    $ 9.15952           0
    01/01/2012 to 12/31/2012.........  $ 9.15952    $10.06765           0
    01/01/2013 to 12/31/2013.........  $10.06765    $10.96293           0
    01/01/2014 to 12/31/2014.........  $10.96293    $11.29630       1,363
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99853    $10.49166           0
    01/01/2014 to 12/31/2014.........  $10.49166    $10.67493           0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 9.38108           0
    01/01/2010 to 12/31/2010.........  $ 9.38108    $10.18982           0
    01/01/2011 to 12/31/2011.........  $10.18982    $10.97479           0
    01/01/2012 to 12/31/2012.........  $10.97479    $11.22934           0
    01/01/2013 to 12/31/2013.........  $11.22934    $10.95476           0
    01/01/2014 to 12/31/2014.........  $10.95476    $10.81069           0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.03844           0
    01/01/2009 to 12/31/2009.........  $12.03844    $11.11003           0
    01/01/2010 to 12/31/2010.........  $11.11003    $12.13429           0
    01/01/2011 to 12/31/2011.........  $12.13429    $13.53876           0
    01/01/2012 to 12/31/2012.........  $13.53876    $14.05927           0
    01/01/2013 to 12/31/2013.........  $14.05927    $13.37660           0
    01/01/2014 to 12/31/2014.........  $13.37660    $13.48988           0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.10728           0
    01/01/2009 to 12/31/2009.........  $12.10728    $10.97728           0
    01/01/2010 to 12/31/2010.........  $10.97728    $12.00827           0
    01/01/2011 to 12/31/2011.........  $12.00827    $13.68041           0
    01/01/2012 to 12/31/2012.........  $13.68041    $14.22553           0
    01/01/2013 to 12/31/2013.........  $14.22553    $13.29886           0
    01/01/2014 to 12/31/2014.........  $13.29886    $13.62073           0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 8.79160           0
    01/01/2010 to 12/31/2010.........  $ 8.79160    $ 9.65901           0
    01/01/2011 to 12/31/2011.........  $ 9.65901    $11.26044           0
    01/01/2012 to 12/31/2012.........  $11.26044    $11.75998           0
    01/01/2013 to 12/31/2013.........  $11.75998    $10.79935           0
    01/01/2014 to 12/31/2014.........  $10.79935    $11.26177           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99804    $11.01180            0
    01/01/2011 to 12/31/2011.........  $11.01180    $13.01321            0
    01/01/2012 to 12/31/2012.........  $13.01321    $13.65123            0
    01/01/2013 to 12/31/2013.........  $13.65123    $12.47105            0
    01/01/2014 to 12/31/2014.........  $12.47105    $13.19148            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99853    $12.02437            0
    01/01/2012 to 12/31/2012.........  $12.02437    $12.50204            0
    01/01/2013 to 12/31/2013.........  $12.50204    $11.08404            0
    01/01/2014 to 12/31/2014.........  $11.08404    $12.01706            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99805    $10.40239            0
    01/01/2013 to 12/31/2013.........  $10.40239    $ 9.17622            0
    01/01/2014 to 12/31/2014.........  $ 9.17622    $10.15148            0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99902    $ 8.75235            0
    01/01/2014 to 12/31/2014.........  $ 8.75235    $ 9.85203            0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99902    $11.30654            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14530    $10.29877        1,984
    01/01/2010 to 12/31/2010.........  $10.29877    $11.50507        1,031
    01/01/2011 to 12/31/2011.........  $11.50507    $10.63826            0
    01/01/2012 to 12/31/2012.........  $10.63826    $11.83282            0
    01/01/2013 to 12/31/2013.........  $11.83282    $15.27691            0
    01/01/2014 to 12/31/2014.........  $15.27691    $16.54725            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97970    $10.59731      154,539
    01/01/2007 to 12/31/2007.........  $10.59731    $11.42176      323,524
    01/01/2008 to 12/31/2008.........  $11.42176    $ 7.29960      471,178
    01/01/2009 to 12/31/2009.........  $ 7.29960    $ 8.98690      717,751
    01/01/2010 to 12/31/2010.........  $ 8.98690    $10.00882      731,358
    01/01/2011 to 12/31/2011.........  $10.00882    $ 9.59353      638,859
    01/01/2012 to 12/31/2012.........  $ 9.59353    $10.71694      678,420
    01/01/2013 to 12/31/2013.........  $10.71694    $12.91509      703,566
    01/01/2014 to 12/31/2014.........  $12.91509    $13.57418      591,404

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99853    $11.65110            0
    01/01/2014 to 12/31/2014.........  $11.65110    $13.00271            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88697    $12.10913          915
    01/01/2007 to 12/31/2007.........  $12.10913    $ 9.52250       21,877
    01/01/2008 to 12/31/2008.........  $ 9.52250    $ 6.07516       22,046
    01/01/2009 to 12/31/2009.........  $ 6.07516    $ 7.87308       28,325
    01/01/2010 to 12/31/2010.........  $ 7.87308    $ 9.95295       29,740
    01/01/2011 to 12/31/2011.........  $ 9.95295    $10.42158       28,165
    01/01/2012 to 12/31/2012.........  $10.42158    $11.80828       29,482
    01/01/2013 to 12/31/2013.........  $11.80828    $11.96291       27,895
    01/01/2014 to 12/31/2014.........  $11.96291    $15.38415       23,982
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98281    $10.44809          213
    01/01/2007 to 12/31/2007.........  $10.44809    $ 8.43897          738
    01/01/2008 to 07/18/2008.........  $ 8.43897    $ 7.72699            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99853    $ 9.68148            0
    01/01/2014 to 12/31/2014.........  $ 9.68148    $ 9.99551            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.51873        7,548
    01/01/2007 to 12/31/2007.........  $10.51873    $11.21595       14,474
    01/01/2008 to 12/31/2008.........  $11.21595    $ 7.21784       44,101
    01/01/2009 to 12/31/2009.........  $ 7.21784    $ 8.78121       82,150
    01/01/2010 to 12/31/2010.........  $ 8.78121    $ 9.86497       85,288
    01/01/2011 to 12/31/2011.........  $ 9.86497    $ 9.54494       65,939
    01/01/2012 to 12/31/2012.........  $ 9.54494    $10.37311       73,220
    01/01/2013 to 12/31/2013.........  $10.37311    $11.69372       73,892
    01/01/2014 to 12/31/2014.........  $11.69372    $11.84889       71,396
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10357    $ 7.50079        1,892
    01/01/2009 to 12/31/2009.........  $ 7.50079    $ 8.93234        4,777
    01/01/2010 to 12/31/2010.........  $ 8.93234    $ 9.94340        5,927
    01/01/2011 to 12/31/2011.........  $ 9.94340    $ 9.52637        4,979
    01/01/2012 to 12/31/2012.........  $ 9.52637    $10.63368        6,825
    01/01/2013 to 12/31/2013.........  $10.63368    $12.45377        7,310
    01/01/2014 to 12/31/2014.........  $12.45377    $12.93301        7,250

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99854    $ 7.46903        1,054
    01/01/2009 to 11/13/2009.........  $ 7.46903    $ 8.34495            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99854    $10.73940       24,670
    01/01/2013 to 12/31/2013.........  $10.73940    $13.13128       27,552
    01/01/2014 to 12/31/2014.........  $13.13128    $13.30893       27,255
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99853    $10.80775            0
    01/01/2014 to 12/31/2014.........  $10.80775    $10.88833            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17522    $ 6.11016          207
    01/01/2009 to 12/31/2009.........  $ 6.11016    $ 8.10892        3,456
    01/01/2010 to 12/31/2010.........  $ 8.10892    $ 9.57456        3,343
    01/01/2011 to 12/31/2011.........  $ 9.57456    $ 8.93153        5,522
    01/01/2012 to 12/31/2012.........  $ 8.93153    $11.12501        6,367
    01/01/2013 to 12/31/2013.........  $11.12501    $11.40338        5,358
    01/01/2014 to 12/31/2014.........  $11.40338    $12.76139        5,213
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93489    $10.24561        9,321
    01/01/2007 to 12/31/2007.........  $10.24561    $11.47169       14,255
    01/01/2008 to 12/31/2008.........  $11.47169    $ 6.73082       15,979
    01/01/2009 to 12/31/2009.........  $ 6.73082    $ 9.87807       16,503
    01/01/2010 to 12/31/2010.........  $ 9.87807    $10.70162       15,236
    01/01/2011 to 12/31/2011.........  $10.70162    $10.09654       13,773
    01/01/2012 to 12/31/2012.........  $10.09654    $11.87793       13,503
    01/01/2013 to 12/31/2013.........  $11.87793    $15.13790       13,079
    01/01/2014 to 02/07/2014.........  $15.13790    $14.89038            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96049    $11.02746        5,978
    01/01/2007 to 12/31/2007.........  $11.02746    $11.38675        6,542
    01/01/2008 to 12/31/2008.........  $11.38675    $ 6.63384        8,008
    01/01/2009 to 12/31/2009.........  $ 6.63384    $ 7.76698       13,644
    01/01/2010 to 12/31/2010.........  $ 7.76698    $ 8.61281       13,445
    01/01/2011 to 12/31/2011.........  $ 8.61281    $ 7.99378       11,689
    01/01/2012 to 12/31/2012.........  $ 7.99378    $ 9.39651       12,051
    01/01/2013 to 12/31/2013.........  $ 9.39651    $12.32654       10,945
    01/01/2014 to 12/31/2014.........  $12.32654    $13.69872       10,443

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95788    $ 9.86078        4,141
    01/01/2007 to 12/31/2007.........  $ 9.86078    $11.55954       10,896
    01/01/2008 to 12/31/2008.........  $11.55954    $ 6.72291       12,490
    01/01/2009 to 12/31/2009.........  $ 6.72291    $10.37465       12,996
    01/01/2010 to 12/31/2010.........  $10.37465    $12.21170       14,525
    01/01/2011 to 12/31/2011.........  $12.21170    $11.63890       13,321
    01/01/2012 to 12/31/2012.........  $11.63890    $13.67539       13,375
    01/01/2013 to 12/31/2013.........  $13.67539    $17.75814       12,297
    01/01/2014 to 12/31/2014.........  $17.75814    $19.45504        9,765
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08924    $ 7.60965       12,780
    01/01/2009 to 12/31/2009.........  $ 7.60965    $ 9.22304       36,235
    01/01/2010 to 12/31/2010.........  $ 9.22304    $10.11078       39,903
    01/01/2011 to 12/31/2011.........  $10.11078    $ 9.88185       34,156
    01/01/2012 to 12/31/2012.........  $ 9.88185    $10.69020       37,557
    01/01/2013 to 12/31/2013.........  $10.69020    $11.53249       37,137
    01/01/2014 to 12/31/2014.........  $11.53249    $11.78632       36,116
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03342    $ 7.63533          143
    01/01/2009 to 12/31/2009.........  $ 7.63533    $ 9.51399        2,258
    01/01/2010 to 12/31/2010.........  $ 9.51399    $11.84749        2,109
    01/01/2011 to 12/31/2011.........  $11.84749    $11.78974        3,250
    01/01/2012 to 12/31/2012.........  $11.78974    $13.39812        3,578
    01/01/2013 to 12/31/2013.........  $13.39812    $18.26950        3,344
    01/01/2014 to 12/31/2014.........  $18.26950    $19.23825        3,074
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94923    $11.00962       14,229
    01/01/2007 to 12/31/2007.........  $11.00962    $10.94144        5,771
    01/01/2008 to 12/31/2008.........  $10.94144    $ 6.73868        8,260
    01/01/2009 to 12/31/2009.........  $ 6.73868    $ 7.82812        9,758
    01/01/2010 to 12/31/2010.........  $ 7.82812    $ 8.64657        9,223
    01/01/2011 to 12/31/2011.........  $ 8.64657    $ 8.45207        8,314
    01/01/2012 to 12/31/2012.........  $ 8.45207    $ 9.41504        8,101
    01/01/2013 to 12/31/2013.........  $ 9.41504    $12.45129        5,973
    01/01/2014 to 12/31/2014.........  $12.45129    $12.42173        5,701

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.55895        7,639
    01/01/2007 to 12/31/2007.........  $10.55895    $10.62868       35,625
    01/01/2008 to 12/31/2008.........  $10.62868    $ 7.77374       46,793
    01/01/2009 to 12/31/2009.........  $ 7.77374    $10.35129       44,552
    01/01/2010 to 12/31/2010.........  $10.35129    $11.54100       41,783
    01/01/2011 to 12/31/2011.........  $11.54100    $11.69693       37,032
    01/01/2012 to 12/31/2012.........  $11.69693    $13.08397       28,186
    01/01/2013 to 12/31/2013.........  $13.08397    $13.77548       30,243
    01/01/2014 to 12/31/2014.........  $13.77548    $13.87808       25,478
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99205    $10.59814       19,383
    01/01/2007 to 12/31/2007.........  $10.59814    $12.39320       22,566
    01/01/2008 to 12/31/2008.........  $12.39320    $ 6.05863       21,405
    01/01/2009 to 12/31/2009.........  $ 6.05863    $ 8.05179       25,385
    01/01/2010 to 12/31/2010.........  $ 8.05179    $ 9.05613       25,371
    01/01/2011 to 12/31/2011.........  $ 9.05613    $ 7.74633       26,181
    01/01/2012 to 12/31/2012.........  $ 7.74633    $ 9.15895       26,413
    01/01/2013 to 12/31/2013.........  $ 9.15895    $10.71159       25,906
    01/01/2014 to 12/31/2014.........  $10.71159    $ 9.94076       19,377
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01020    $10.86091       10,108
    01/01/2007 to 12/31/2007.........  $10.86091    $12.56729       22,348
    01/01/2008 to 12/31/2008.........  $12.56729    $ 6.91270       20,365
    01/01/2009 to 12/31/2009.........  $ 6.91270    $ 8.86147       20,938
    01/01/2010 to 12/31/2010.........  $ 8.86147    $ 9.66951       21,279
    01/01/2011 to 12/31/2011.........  $ 9.66951    $ 8.30663       17,927
    01/01/2012 to 12/31/2012.........  $ 8.30663    $ 9.52022       16,870
    01/01/2013 to 12/31/2013.........  $ 9.52022    $11.17246       16,942
    01/01/2014 to 12/31/2014.........  $11.17246    $10.23912       10,676
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99854    $10.72041      468,278
    01/01/2009 to 12/31/2009.........  $10.72041    $11.72128       88,669
    01/01/2010 to 12/31/2010.........  $11.72128    $12.75879       22,735
    01/01/2011 to 12/31/2011.........  $12.75879    $14.09332      307,720
    01/01/2012 to 12/31/2012.........  $14.09332    $15.14529      123,197
    01/01/2013 to 12/31/2013.........  $15.14529    $14.40397       51,620
    01/01/2014 to 12/31/2014.........  $14.40397    $15.10137       44,535

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11176    $ 7.13394        5,691
    01/01/2009 to 12/31/2009.........  $ 7.13394    $ 8.87666       17,133
    01/01/2010 to 12/31/2010.........  $ 8.87666    $ 9.92453       17,200
    01/01/2011 to 12/31/2011.........  $ 9.92453    $ 9.69377       12,424
    01/01/2012 to 12/31/2012.........  $ 9.69377    $10.81565       14,448
    01/01/2013 to 12/31/2013.........  $10.81565    $12.35425       16,238
    01/01/2014 to 12/31/2014.........  $12.35425    $12.90816       15,618
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.57485        1,737
    01/01/2007 to 12/31/2007.........  $10.57485    $11.36747       12,155
    01/01/2008 to 12/31/2008.........  $11.36747    $ 6.54565       25,865
    01/01/2009 to 12/31/2009.........  $ 6.54565    $ 8.73715       26,103
    01/01/2010 to 12/31/2010.........  $ 8.73715    $ 9.19808       27,258
    01/01/2011 to 12/31/2011.........  $ 9.19808    $ 8.20882       25,338
    01/01/2012 to 12/31/2012.........  $ 8.20882    $ 9.83010       24,609
    01/01/2013 to 12/31/2013.........  $ 9.83010    $11.13965       25,096
    01/01/2014 to 12/31/2014.........  $11.13965    $10.24610       25,152
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96719    $10.53137            0
    01/01/2007 to 12/31/2007.........  $10.53137    $10.54506        2,161
    01/01/2008 to 12/31/2008.........  $10.54506    $ 8.53380       67,308
    01/01/2009 to 12/31/2009.........  $ 8.53380    $10.22881      135,791
    01/01/2010 to 12/31/2010.........  $10.22881    $10.78339      144,285
    01/01/2011 to 12/31/2011.........  $10.78339    $10.61771      124,317
    01/01/2012 to 12/31/2012.........  $10.61771    $11.54778      140,113
    01/01/2013 to 12/31/2013.........  $11.54778    $12.59508      138,958
    01/01/2014 to 12/31/2014.........  $12.59508    $13.04652      215,991
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08392    $10.28893            0
    01/01/2010 to 12/31/2010.........  $10.28893    $11.25088            0
    01/01/2011 to 12/31/2011.........  $11.25088    $11.12535            0
    01/01/2012 to 12/31/2012.........  $11.12535    $12.58806            0
    01/01/2013 to 12/31/2013.........  $12.58806    $16.87831            0
    01/01/2014 to 12/31/2014.........  $16.87831    $18.15570        1,418

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95986    $11.00559       10,174
    01/01/2007 to 12/31/2007.........  $11.00559    $10.48704       42,001
    01/01/2008 to 12/31/2008.........  $10.48704    $ 6.02732       74,919
    01/01/2009 to 12/31/2009.........  $ 6.02732    $ 7.07131       69,066
    01/01/2010 to 12/31/2010.........  $ 7.07131    $ 7.86044       65,715
    01/01/2011 to 12/31/2011.........  $ 7.86044    $ 7.39857       63,817
    01/01/2012 to 12/31/2012.........  $ 7.39857    $ 8.49487       48,725
    01/01/2013 to 12/31/2013.........  $ 8.49487    $11.67099       46,307
    01/01/2014 to 12/31/2014.........  $11.67099    $13.04060       36,252
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94800    $10.21046        8,677
    01/01/2007 to 12/31/2007.........  $10.21046    $11.52992       18,618
    01/01/2008 to 12/31/2008.........  $11.52992    $ 6.38093       27,661
    01/01/2009 to 12/31/2009.........  $ 6.38093    $ 8.13344       37,024
    01/01/2010 to 12/31/2010.........  $ 8.13344    $ 9.56772       50,125
    01/01/2011 to 12/31/2011.........  $ 9.56772    $ 9.31287       37,409
    01/01/2012 to 12/31/2012.........  $ 9.31287    $10.27009       39,434
    01/01/2013 to 12/31/2013.........  $10.27009    $13.78212       38,786
    01/01/2014 to 12/31/2014.........  $13.78212    $14.97212       45,733
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.47329        3,170
    01/01/2007 to 12/31/2007.........  $10.47329    $10.91333        7,620
    01/01/2008 to 12/31/2008.........  $10.91333    $ 8.22753        8,179
    01/01/2009 to 12/31/2009.........  $ 8.22753    $10.87864        9,539
    01/01/2010 to 12/31/2010.........  $10.87864    $12.11990        9,813
    01/01/2011 to 12/31/2011.........  $12.11990    $13.11683        9,345
    01/01/2012 to 12/31/2012.........  $13.11683    $13.64862        9,380
    01/01/2013 to 12/31/2013.........  $13.64862    $13.13915        9,907
    01/01/2014 to 12/31/2014.........  $13.13915    $13.73149        8,670
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96007    $11.09702        7,381
    01/01/2007 to 12/31/2007.........  $11.09702    $11.92451       11,869
    01/01/2008 to 12/31/2008.........  $11.92451    $ 7.73203       12,011
    01/01/2009 to 12/31/2009.........  $ 7.73203    $ 9.98846       16,465
    01/01/2010 to 12/31/2010.........  $ 9.98846    $10.99392       16,243
    01/01/2011 to 12/31/2011.........  $10.99392    $10.46150       13,854
    01/01/2012 to 12/31/2012.........  $10.46150    $12.64794       12,850
    01/01/2013 to 12/31/2013.........  $12.64794    $15.85766       12,945
    01/01/2014 to 12/31/2014.........  $15.85766    $16.14275       12,175

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93164    $10.37660       17,078
    01/01/2007 to 12/31/2007.........  $10.37660    $11.73220        5,673
    01/01/2008 to 12/31/2008.........  $11.73220    $ 7.34079        7,271
    01/01/2009 to 12/31/2009.........  $ 7.34079    $ 8.96358        8,391
    01/01/2010 to 12/31/2010.........  $ 8.96358    $ 9.93078        8,501
    01/01/2011 to 12/31/2011.........  $ 9.93078    $ 9.69742        8,295
    01/01/2012 to 12/31/2012.........  $ 9.69742    $11.15310        8,326
    01/01/2013 to 12/31/2013.........  $11.15310    $14.97749        7,945
    01/01/2014 to 12/31/2014.........  $14.97749    $15.99412        4,821
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99854    $10.19227            0
    01/01/2013 to 12/31/2013.........  $10.19227    $13.46663            0
    01/01/2014 to 12/31/2014.........  $13.46663    $14.58019            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92897    $10.39648        3,722
    01/01/2007 to 12/31/2007.........  $10.39648    $10.49274        5,769
    01/01/2008 to 12/31/2008.........  $10.49274    $ 6.37746        8,861
    01/01/2009 to 12/31/2009.........  $ 6.37746    $ 8.70075       11,735
    01/01/2010 to 12/31/2010.........  $ 8.70075    $10.56476        8,320
    01/01/2011 to 12/31/2011.........  $10.56476    $10.02005        6,173
    01/01/2012 to 12/31/2012.........  $10.02005    $11.65476        6,184
    01/01/2013 to 12/31/2013.........  $11.65476    $15.15987        6,900
    01/01/2014 to 12/31/2014.........  $15.15987    $17.12104        6,889
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99971    $10.20125        2,122
    01/01/2007 to 12/31/2007.........  $10.20125    $10.51138       14,168
    01/01/2008 to 12/31/2008.........  $10.51138    $10.58460       35,811
    01/01/2009 to 12/31/2009.........  $10.58460    $10.42287       31,264
    01/01/2010 to 12/31/2010.........  $10.42287    $10.24097       32,714
    01/01/2011 to 12/31/2011.........  $10.24097    $10.06247      112,077
    01/01/2012 to 12/31/2012.........  $10.06247    $ 9.88535       96,319
    01/01/2013 to 12/31/2013.........  $ 9.88535    $ 9.71038       53,829
    01/01/2014 to 12/31/2014.........  $ 9.71038    $ 9.53876       46,862

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03567    $10.15344        8,227
    01/01/2007 to 12/31/2007.........  $10.15344    $10.28916       37,568
    01/01/2008 to 12/31/2008.........  $10.28916    $ 5.83598       41,529
    01/01/2009 to 12/31/2009.........  $ 5.83598    $ 8.06289       41,127
    01/01/2010 to 12/31/2010.........  $ 8.06289    $ 9.77667       37,355
    01/01/2011 to 12/31/2011.........  $ 9.77667    $ 9.36543       37,232
    01/01/2012 to 12/31/2012.........  $ 9.36543    $10.77542       22,754
    01/01/2013 to 12/31/2013.........  $10.77542    $15.03136       21,350
    01/01/2014 to 12/31/2014.........  $15.03136    $16.86967       18,696
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02844    $10.06864            0
    01/01/2012 to 12/31/2012.........  $10.06864    $10.37220            0
    01/01/2013 to 12/31/2013.........  $10.37220    $ 9.90006            0
    01/01/2014 to 12/31/2014.........  $ 9.90006    $10.22585            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96492    $10.19634        4,779
    01/01/2007 to 12/31/2007.........  $10.19634    $12.23897        8,029
    01/01/2008 to 12/31/2008.........  $12.23897    $ 6.83068       21,323
    01/01/2009 to 12/31/2009.........  $ 6.83068    $ 8.70875       22,417
    01/01/2010 to 12/31/2010.........  $ 8.70875    $11.00805       19,881
    01/01/2011 to 12/31/2011.........  $11.00805    $10.99594       18,669
    01/01/2012 to 12/31/2012.........  $10.99594    $12.13876       17,464
    01/01/2013 to 12/31/2013.........  $12.13876    $15.81268       15,708
    01/01/2014 to 12/31/2014.........  $15.81268    $16.76620       13,045
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98795    $ 9.44165        1,526
    01/01/2007 to 12/31/2007.........  $ 9.44165    $11.00942        4,292
    01/01/2008 to 12/31/2008.........  $11.00942    $ 6.21411       12,615
    01/01/2009 to 12/31/2009.........  $ 6.21411    $ 7.48169       13,194
    01/01/2010 to 12/31/2010.........  $ 7.48169    $ 8.83896       12,555
    01/01/2011 to 04/29/2011.........  $ 8.83896    $ 9.91034            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99854    $10.31532       10,588
    01/01/2013 to 12/31/2013.........  $10.31532    $12.04952       13,311
    01/01/2014 to 12/31/2014.........  $12.04952    $12.44468       12,994

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10128    $ 5.57086            0
    01/01/2009 to 12/31/2009.........  $ 5.57086    $ 9.11223        6,999
    01/01/2010 to 12/31/2010.........  $ 9.11223    $10.94456        4,815
    01/01/2011 to 12/31/2011.........  $10.94456    $ 8.57180        5,852
    01/01/2012 to 12/31/2012.........  $ 8.57180    $ 9.92970        6,231
    01/01/2013 to 12/31/2013.........  $ 9.92970    $ 9.77583        7,000
    01/01/2014 to 12/31/2014.........  $ 9.77583    $ 9.15323        6,819
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98013    $10.16273        1,782
    01/01/2007 to 12/31/2007.........  $10.16273    $10.66071       11,516
    01/01/2008 to 12/31/2008.........  $10.66071    $10.58896       20,419
    01/01/2009 to 12/31/2009.........  $10.58896    $11.46586       21,590
    01/01/2010 to 12/31/2010.........  $11.46586    $11.70221       18,101
    01/01/2011 to 12/31/2011.........  $11.70221    $11.75406       17,571
    01/01/2012 to 12/31/2012.........  $11.75406    $12.08788       16,621
    01/01/2013 to 12/31/2013.........  $12.08788    $11.61602       11,539
    01/01/2014 to 12/31/2014.........  $11.61602    $11.39942        5,063
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97119    $10.29524       38,989
    01/01/2007 to 12/31/2007.........  $10.29524    $10.95233       88,527
    01/01/2008 to 12/31/2008.........  $10.95233    $10.51549      124,817
    01/01/2009 to 12/31/2009.........  $10.51549    $12.03657      150,480
    01/01/2010 to 12/31/2010.........  $12.03657    $12.73627      141,916
    01/01/2011 to 12/31/2011.........  $12.73627    $12.90899       97,413
    01/01/2012 to 12/31/2012.........  $12.90899    $13.86253      150,371
    01/01/2013 to 12/31/2013.........  $13.86253    $13.36723      150,240
    01/01/2014 to 12/31/2014.........  $13.36723    $13.68645      140,239
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97912    $10.40856        1,786
    01/01/2007 to 12/31/2007.........  $10.40856    $11.11502        5,045
    01/01/2008 to 12/31/2008.........  $11.11502    $ 8.79094      112,326
    01/01/2009 to 12/31/2009.........  $ 8.79094    $10.36581      268,935
    01/01/2010 to 12/31/2010.........  $10.36581    $11.25907      228,760
    01/01/2011 to 12/31/2011.........  $11.25907    $11.17037      204,746
    01/01/2012 to 12/31/2012.........  $11.17037    $12.11087      224,249
    01/01/2013 to 12/31/2013.........  $12.11087    $12.99269      219,352
    01/01/2014 to 12/31/2014.........  $12.99269    $13.50004      211,989

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01845    $10.06852            0
    01/01/2012 to 12/31/2012.........  $10.06852    $10.59337            0
    01/01/2013 to 12/31/2013.........  $10.59337    $10.16535            0
    01/01/2014 to 12/31/2014.........  $10.16535    $10.59073        4,163
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $10.29782        6,627
    01/01/2007 to 12/31/2007.........  $10.29782    $11.26972       13,198
    01/01/2008 to 12/31/2008.........  $11.26972    $ 6.56357       20,349
    01/01/2009 to 12/31/2009.........  $ 6.56357    $ 8.12237       45,529
    01/01/2010 to 12/31/2010.........  $ 8.12237    $ 9.49626       50,405
    01/01/2011 to 12/31/2011.........  $ 9.49626    $ 8.74891       46,845
    01/01/2012 to 12/31/2012.........  $ 8.74891    $ 9.70445       52,229
    01/01/2013 to 12/31/2013.........  $ 9.70445    $11.15591       54,963
    01/01/2014 to 12/31/2014.........  $11.15591    $11.96654       54,792
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95076    $10.72269       10,900
    01/01/2007 to 12/31/2007.........  $10.72269    $10.75145       41,931
    01/01/2008 to 12/31/2008.........  $10.75145    $ 6.47223       58,615
    01/01/2009 to 12/31/2009.........  $ 6.47223    $ 7.74505       55,099
    01/01/2010 to 12/31/2010.........  $ 7.74505    $ 8.75311       55,189
    01/01/2011 to 12/31/2011.........  $ 8.75311    $ 8.89581       48,035
    01/01/2012 to 12/31/2012.........  $ 8.89581    $10.38147       27,114
    01/01/2013 to 12/31/2013.........  $10.38147    $13.50491       25,295
    01/01/2014 to 12/31/2014.........  $13.50491    $15.54963       22,341
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99853    $ 8.89271            0
    01/01/2012 to 12/31/2012.........  $ 8.89271    $ 9.88459        2,872
    01/01/2013 to 12/31/2013.........  $ 9.88459    $11.88454            0
    01/01/2014 to 12/31/2014.........  $11.88454    $12.43338            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08106    $ 7.34068        9,623
    01/01/2009 to 12/31/2009.........  $ 7.34068    $ 8.89743       93,852
    01/01/2010 to 12/31/2010.........  $ 8.89743    $ 9.78180      101,992
    01/01/2011 to 12/31/2011.........  $ 9.78180    $ 9.43446       92,172
    01/01/2012 to 12/31/2012.........  $ 9.43446    $10.22030       99,314
    01/01/2013 to 12/31/2013.........  $10.22030    $11.28849       97,483
    01/01/2014 to 12/31/2014.........  $11.28849    $11.65882       56,732

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09924    $ 6.69228        3,471
    01/01/2009 to 12/31/2009.........  $ 6.69228    $ 8.33899       16,260
    01/01/2010 to 12/31/2010.........  $ 8.33899    $ 9.36653       16,196
    01/01/2011 to 12/31/2011.........  $ 9.36653    $ 8.98138       13,675
    01/01/2012 to 12/31/2012.........  $ 8.98138    $10.22538       16,639
    01/01/2013 to 12/31/2013.........  $10.22538    $11.85863       22,096
    01/01/2014 to 12/31/2014.........  $11.85863    $12.28178       21,516
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98429    $10.56354            0
    01/01/2007 to 12/31/2007.........  $10.56354    $11.30127            0
    01/01/2008 to 12/31/2008.........  $11.30127    $ 7.74969       21,835
    01/01/2009 to 12/31/2009.........  $ 7.74969    $ 9.69959       44,326
    01/01/2010 to 12/31/2010.........  $ 9.69959    $10.65364       49,209
    01/01/2011 to 12/31/2011.........  $10.65364    $10.11172       41,144
    01/01/2012 to 12/31/2012.........  $10.11172    $11.03886       47,486
    01/01/2013 to 12/31/2013.........  $11.03886    $12.40523       49,216
    01/01/2014 to 12/31/2014.........  $12.40523    $12.55593       48,821
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99853    $ 9.94149        4,622
    01/01/2007 to 12/31/2007.........  $ 9.94149    $10.85969        5,531
    01/01/2008 to 12/31/2008.........  $10.85969    $ 5.96393        5,816
    01/01/2009 to 12/31/2009.........  $ 5.96393    $ 7.77201        5,885
    01/01/2010 to 12/31/2010.........  $ 7.77201    $10.11934        5,696
    01/01/2011 to 12/31/2011.........  $10.11934    $ 8.63723       15,941
    01/01/2012 to 12/31/2012.........  $ 8.63723    $10.18740       14,930
    01/01/2013 to 12/31/2013.........  $10.18740    $14.09149       13,437
    01/01/2014 to 12/31/2014.........  $14.09149    $14.52630       10,653
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90502    $ 9.90555          777
    01/01/2007 to 12/31/2007.........  $ 9.90555    $10.42523        6,070
    01/01/2008 to 12/31/2008.........  $10.42523    $ 6.65658        6,470
    01/01/2009 to 12/31/2009.........  $ 6.65658    $ 8.75597        5,884
    01/01/2010 to 12/31/2010.........  $ 8.75597    $11.73364        8,458
    01/01/2011 to 12/31/2011.........  $11.73364    $11.41357        7,392
    01/01/2012 to 12/31/2012.........  $11.41357    $12.57661        8,095
    01/01/2013 to 12/31/2013.........  $12.57661    $16.69967        8,955
    01/01/2014 to 12/31/2014.........  $16.69967    $17.03092        6,747

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99236    $10.45461       11,573
    01/01/2007 to 12/31/2007.........  $10.45461    $ 9.69280       19,392
    01/01/2008 to 12/31/2008.........  $ 9.69280    $ 6.69183       32,241
    01/01/2009 to 12/31/2009.........  $ 6.69183    $ 8.34836       29,973
    01/01/2010 to 12/31/2010.........  $ 8.34836    $10.33253       29,534
    01/01/2011 to 12/31/2011.........  $10.33253    $ 9.54341       24,414
    01/01/2012 to 12/31/2012.........  $ 9.54341    $11.07695       21,483
    01/01/2013 to 12/31/2013.........  $11.07695    $14.95088       21,077
    01/01/2014 to 12/31/2014.........  $14.95088    $15.46032       18,634
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96806    $10.62157            0
    01/01/2007 to 12/31/2007.........  $10.62157    $11.09246        2,265
    01/01/2008 to 12/31/2008.........  $11.09246    $ 8.06926       92,705
    01/01/2009 to 12/31/2009.........  $ 8.06926    $ 9.83995      247,655
    01/01/2010 to 12/31/2010.........  $ 9.83995    $10.78102      261,852
    01/01/2011 to 12/31/2011.........  $10.78102    $10.80085      248,088
    01/01/2012 to 12/31/2012.........  $10.80085    $12.04164      315,138
    01/01/2013 to 12/31/2013.........  $12.04164    $13.81992      316,933
    01/01/2014 to 12/31/2014.........  $13.81992    $14.37370      220,325
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95038    $11.06254        1,715
    01/01/2007 to 12/31/2007.........  $11.06254    $10.47838        9,349
    01/01/2008 to 12/31/2008.........  $10.47838    $ 5.98171        6,474
    01/01/2009 to 12/31/2009.........  $ 5.98171    $ 7.27422       12,349
    01/01/2010 to 12/31/2010.........  $ 7.27422    $ 8.09199       12,932
    01/01/2011 to 12/31/2011.........  $ 8.09199    $ 7.81876       12,422
    01/01/2012 to 12/31/2012.........  $ 7.81876    $ 9.00517       15,038
    01/01/2013 to 12/31/2013.........  $ 9.00517    $11.47191       14,221
    01/01/2014 to 12/31/2014.........  $11.47191    $12.11056       11,010

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94005    $10.45877        7,828
    01/01/2007 to 12/31/2007.........  $10.45877    $11.11888        8,851
    01/01/2008 to 12/31/2008.........  $11.11888    $ 6.49123        2,021
    01/01/2009 to 12/31/2009.........  $ 6.49123    $ 9.77985        1,785
    01/01/2010 to 12/31/2010.........  $ 9.77985    $11.12583        1,784
    01/01/2011 to 12/31/2011.........  $11.12583    $10.74403        1,737
    01/01/2012 to 12/31/2012.........  $10.74403    $12.40948        7,114
    01/01/2013 to 12/31/2013.........  $12.40948    $17.55696        8,615
    01/01/2014 to 12/31/2014.........  $17.55696    $18.68581        8,205
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14738    $ 9.82060        9,268
    01/01/2007 to 12/31/2007.........  $ 9.82060    $13.55366       25,737
    01/01/2008 to 12/31/2008.........  $13.55366    $ 6.65868       30,442
    01/01/2009 to 12/31/2009.........  $ 6.65868    $ 9.76890       42,059
    01/01/2010 to 12/31/2010.........  $ 9.76890    $11.55903       45,394
    01/01/2011 to 12/31/2011.........  $11.55903    $ 9.66094       43,261
    01/01/2012 to 12/31/2012.........  $ 9.66094    $ 9.83312       43,770
    01/01/2013 to 12/31/2013.........  $ 9.83312    $11.14493       44,395
    01/01/2014 to 12/31/2014.........  $11.14493    $10.03245       39,488
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98953    $10.29008       15,470
    01/01/2007 to 12/31/2007.........  $10.29008    $11.08215       19,510
    01/01/2008 to 12/31/2008.........  $11.08215    $10.62110       24,760
    01/01/2009 to 12/31/2009.........  $10.62110    $11.69736       25,439
    01/01/2010 to 12/31/2010.........  $11.69736    $12.15050       22,561
    01/01/2011 to 12/31/2011.........  $12.15050    $12.42820        9,574
    01/01/2012 to 12/31/2012.........  $12.42820    $12.84611        9,428
    01/01/2013 to 12/31/2013.........  $12.84611    $12.14534        7,262
    01/01/2014 to 12/31/2014.........  $12.14534    $11.99695        4,700

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97063    $10.64382        6,495
    01/01/2007 to 12/31/2007.........  $10.64382    $11.45397       29,955
    01/01/2008 to 12/31/2008.........  $11.45397    $ 6.48888       30,383
    01/01/2009 to 12/31/2009.........  $ 6.48888    $ 8.18645       29,000
    01/01/2010 to 12/31/2010.........  $ 8.18645    $ 9.21884       30,956
    01/01/2011 to 12/31/2011.........  $ 9.21884    $ 8.74318       26,079
    01/01/2012 to 12/31/2012.........  $ 8.74318    $ 9.53381       26,628
    01/01/2013 to 12/31/2013.........  $ 9.53381    $11.28536       28,171
    01/01/2014 to 12/31/2014.........  $11.28536    $11.69594       27,288
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99853    $ 9.97802            0
    01/01/2008 to 12/31/2008.........  $ 9.97802    $ 9.29077        3,017
    01/01/2009 to 12/31/2009.........  $ 9.29077    $10.18779       14,177
    01/01/2010 to 12/31/2010.........  $10.18779    $10.78811       14,172
    01/01/2011 to 12/31/2011.........  $10.78811    $11.23601       11,870
    01/01/2012 to 12/31/2012.........  $11.23601    $11.90383       12,399
    01/01/2013 to 12/31/2013.........  $11.90383    $11.51876        9,236
    01/01/2014 to 12/31/2014.........  $11.51876    $12.12944        8,780
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07808    $ 6.63754       17,072
    01/01/2009 to 12/31/2009.........  $ 6.63754    $ 8.48048       41,541
    01/01/2010 to 12/31/2010.........  $ 8.48048    $ 9.18367       42,289
    01/01/2011 to 12/31/2011.........  $ 9.18367    $ 8.87079       23,300
    01/01/2012 to 09/21/2012.........  $ 8.87079    $ 9.92949            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.90%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10831    $ 7.87551       81,366
    01/01/2009 to 12/31/2009.........  $ 7.87551    $ 9.61124      459,255
    01/01/2010 to 12/31/2010.........  $ 9.61124    $10.56057      547,140
    01/01/2011 to 12/31/2011.........  $10.56057    $10.08836      450,724
    01/01/2012 to 12/31/2012.........  $10.08836    $11.14410      513,039
    01/01/2013 to 12/31/2013.........  $11.14410    $12.02719      499,169
    01/01/2014 to 12/31/2014.........  $12.02719    $12.25357      474,577
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.93306    $ 7.87680       34,545
    01/01/2009 to 12/31/2009.........  $ 7.87680    $ 9.75519      131,788
    01/01/2010 to 12/31/2010.........  $ 9.75519    $10.88553      135,608
    01/01/2011 to 12/31/2011.........  $10.88553    $10.69481      114,020
    01/01/2012 to 12/31/2012.........  $10.69481    $11.92762      134,628
    01/01/2013 to 12/31/2013.........  $11.92762    $13.64323      127,009
    01/01/2014 to 12/31/2014.........  $13.64323    $14.20668      132,813
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.74929    $ 7.42411            0
    01/01/2009 to 12/31/2009.........  $ 7.42411    $ 8.58067       27,509
    01/01/2010 to 12/31/2010.........  $ 8.58067    $ 9.58667       30,823
    01/01/2011 to 12/31/2011.........  $ 9.58667    $ 9.74413       29,907
    01/01/2012 to 05/04/2012.........  $ 9.74413    $10.57964            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.12432    $ 8.14626       34,831
    01/01/2009 to 12/31/2009.........  $ 8.14626    $ 9.85682      514,826
    01/01/2010 to 12/31/2010.........  $ 9.85682    $10.86424      623,828
    01/01/2011 to 12/31/2011.........  $10.86424    $10.53238      513,328
    01/01/2012 to 12/31/2012.........  $10.53238    $11.62514      568,077
    01/01/2013 to 12/31/2013.........  $11.62514    $13.42168      444,967
    01/01/2014 to 12/31/2014.........  $13.42168    $14.03040      455,228

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99793    $ 9.15301            0
    01/01/2012 to 12/31/2012.........  $ 9.15301    $10.05053            0
    01/01/2013 to 12/31/2013.........  $10.05053    $10.93367            0
    01/01/2014 to 12/31/2014.........  $10.93367    $11.25504        4,310
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $10.48449            0
    01/01/2014 to 12/31/2014.........  $10.48449    $10.65715            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 9.37189            0
    01/01/2010 to 12/31/2010.........  $ 9.37189    $10.16992            0
    01/01/2011 to 12/31/2011.........  $10.16992    $10.94263            0
    01/01/2012 to 12/31/2012.........  $10.94263    $11.18539            0
    01/01/2013 to 12/31/2013.........  $11.18539    $10.90130            0
    01/01/2014 to 12/31/2014.........  $10.90130    $10.74753            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.02740        2,716
    01/01/2009 to 12/31/2009.........  $12.02740    $11.08899       13,607
    01/01/2010 to 12/31/2010.........  $11.08899    $12.09943            0
    01/01/2011 to 12/31/2011.........  $12.09943    $13.48663            0
    01/01/2012 to 12/31/2012.........  $13.48663    $13.99125            0
    01/01/2013 to 12/31/2013.........  $13.99125    $13.29882            0
    01/01/2014 to 12/31/2014.........  $13.29882    $13.39820            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.09626        2,440
    01/01/2009 to 12/31/2009.........  $12.09626    $10.95660        9,277
    01/01/2010 to 12/31/2010.........  $10.95660    $11.97397        2,796
    01/01/2011 to 12/31/2011.........  $11.97397    $13.62798            0
    01/01/2012 to 12/31/2012.........  $13.62798    $14.15708            0
    01/01/2013 to 12/31/2013.........  $14.15708    $13.22184            0
    01/01/2014 to 12/31/2014.........  $13.22184    $13.52858            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 8.78306            0
    01/01/2010 to 12/31/2010.........  $ 8.78306    $ 9.64023      124,160
    01/01/2011 to 12/31/2011.........  $ 9.64023    $11.22759       31,645
    01/01/2012 to 12/31/2012.........  $11.22759    $11.71417            0
    01/01/2013 to 12/31/2013.........  $11.71417    $10.74672            0
    01/01/2014 to 12/31/2014.........  $10.74672    $11.19591            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99794    $11.00110      119,889
    01/01/2011 to 12/31/2011.........  $11.00110    $12.98795       42,207
    01/01/2012 to 12/31/2012.........  $12.98795    $13.61130       17,563
    01/01/2013 to 12/31/2013.........  $13.61130    $12.42241            0
    01/01/2014 to 12/31/2014.........  $12.42241    $13.12714            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99845    $12.01256      129,732
    01/01/2012 to 12/31/2012.........  $12.01256    $12.47759       78,339
    01/01/2013 to 12/31/2013.........  $12.47759    $11.05160            0
    01/01/2014 to 12/31/2014.........  $11.05160    $11.97007            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99794    $10.39215      121,338
    01/01/2013 to 12/31/2013.........  $10.39215    $ 9.15827      164,475
    01/01/2014 to 12/31/2014.........  $ 9.15827    $10.12164       38,753
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99897    $ 8.74369      275,406
    01/01/2014 to 12/31/2014.........  $ 8.74369    $ 9.83272      169,571
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99897    $11.29546       53,392
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14522    $10.29744            0
    01/01/2010 to 12/31/2010.........  $10.29744    $11.49224        5,530
    01/01/2011 to 12/31/2011.........  $11.49224    $10.61596        2,477
    01/01/2012 to 12/31/2012.........  $10.61596    $11.79636        3,661
    01/01/2013 to 12/31/2013.........  $11.79636    $15.21484        4,712
    01/01/2014 to 12/31/2014.........  $15.21484    $16.46394        4,562

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20053    $ 7.67349      163,098
    01/01/2009 to 12/31/2009.........  $ 7.67349    $ 9.43787      756,117
    01/01/2010 to 12/31/2010.........  $ 9.43787    $10.50081      841,809
    01/01/2011 to 12/31/2011.........  $10.50081    $10.05525      664,857
    01/01/2012 to 12/31/2012.........  $10.05525    $11.22171      738,280
    01/01/2013 to 12/31/2013.........  $11.22171    $13.51022      741,731
    01/01/2014 to 12/31/2014.........  $13.51022    $14.18572      774,772
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99845    $11.64134       43,384
    01/01/2014 to 12/31/2014.........  $11.64134    $12.97911       71,494
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.67848    $ 8.05893            0
    01/01/2009 to 12/31/2009.........  $ 8.05893    $10.43374          769
    01/01/2010 to 12/31/2010.........  $10.43374    $13.17714        4,215
    01/01/2011 to 12/31/2011.........  $13.17714    $13.78398        2,362
    01/01/2012 to 12/31/2012.........  $13.78398    $15.60270        2,957
    01/01/2013 to 12/31/2013.........  $15.60270    $15.79154        4,165
    01/01/2014 to 12/31/2014.........  $15.79154    $20.28799        4,072
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 8.89974    $ 8.69104            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $ 9.67493            0
    01/01/2014 to 12/31/2014.........  $ 9.67493    $ 9.97893            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.73109    $ 7.23357        8,653
    01/01/2009 to 12/31/2009.........  $ 7.23357    $ 8.79176       59,158
    01/01/2010 to 12/31/2010.........  $ 8.79176    $ 9.86717      122,916
    01/01/2011 to 12/31/2011.........  $ 9.86717    $ 9.53771      106,370
    01/01/2012 to 12/31/2012.........  $ 9.53771    $10.35497      132,161
    01/01/2013 to 12/31/2013.........  $10.35497    $11.66190      128,615
    01/01/2014 to 12/31/2014.........  $11.66190    $11.80502      108,153

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10354    $ 7.49581        2,850
    01/01/2009 to 12/31/2009.........  $ 7.49581    $ 8.91773       32,521
    01/01/2010 to 12/31/2010.........  $ 8.91773    $ 9.91745       34,121
    01/01/2011 to 12/31/2011.........  $ 9.91745    $ 9.49220       29,657
    01/01/2012 to 12/31/2012.........  $ 9.49220    $10.58502       35,765
    01/01/2013 to 12/31/2013.........  $10.58502    $12.38466       33,996
    01/01/2014 to 12/31/2014.........  $12.38466    $12.84883       32,069
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99846    $ 7.46564          830
    01/01/2009 to 11/13/2009.........  $ 7.46564    $ 8.33415            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99846    $10.73228      287,894
    01/01/2013 to 12/31/2013.........  $10.73228    $13.10969      282,081
    01/01/2014 to 12/31/2014.........  $13.10969    $13.27400      250,519
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99845    $10.80048       39,092
    01/01/2014 to 12/31/2014.........  $10.80048    $10.87035       50,429
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17514    $ 6.10747            0
    01/01/2009 to 12/31/2009.........  $ 6.10747    $ 8.09735        5,233
    01/01/2010 to 12/31/2010.........  $ 8.09735    $ 9.55158        6,010
    01/01/2011 to 12/31/2011.........  $ 9.55158    $ 8.90131        4,981
    01/01/2012 to 12/31/2012.........  $ 8.90131    $11.07650        5,740
    01/01/2013 to 12/31/2013.........  $11.07650    $11.34251        6,964
    01/01/2014 to 12/31/2014.........  $11.34251    $12.68089        6,603
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.58981    $ 7.59977          454
    01/01/2009 to 12/31/2009.........  $ 7.59977    $11.14229       16,802
    01/01/2010 to 12/31/2010.........  $11.14229    $12.05954       19,798
    01/01/2011 to 12/31/2011.........  $12.05954    $11.36664       14,398
    01/01/2012 to 12/31/2012.........  $11.36664    $13.35906       16,997
    01/01/2013 to 12/31/2013.........  $13.35906    $17.00888       17,944
    01/01/2014 to 02/07/2014.........  $17.00888    $16.72906            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.27778    $ 7.08000            0
    01/01/2009 to 12/31/2009.........  $ 7.08000    $ 8.28115       15,497
    01/01/2010 to 12/31/2010.........  $ 8.28115    $ 9.17397       14,804
    01/01/2011 to 12/31/2011.........  $ 9.17397    $ 8.50626       12,131
    01/01/2012 to 12/31/2012.........  $ 8.50626    $ 9.98923        5,308
    01/01/2013 to 12/31/2013.........  $ 9.98923    $13.09110        5,072
    01/01/2014 to 12/31/2014.........  $13.09110    $14.53422        4,898
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.64707    $ 7.49295          508
    01/01/2009 to 12/31/2009.........  $ 7.49295    $11.55150       21,686
    01/01/2010 to 12/31/2010.........  $11.55150    $13.58365       27,187
    01/01/2011 to 12/31/2011.........  $13.58365    $12.93390       14,769
    01/01/2012 to 12/31/2012.........  $12.93390    $15.18202       17,529
    01/01/2013 to 12/31/2013.........  $15.18202    $19.69518       20,385
    01/01/2014 to 12/31/2014.........  $19.69518    $21.55589       20,032
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08922    $ 7.60464        3,655
    01/01/2009 to 12/31/2009.........  $ 7.60464    $ 9.20795      169,953
    01/01/2010 to 12/31/2010.........  $ 9.20795    $10.08437      246,741
    01/01/2011 to 12/31/2011.........  $10.08437    $ 9.84640      224,887
    01/01/2012 to 12/31/2012.........  $ 9.84640    $10.64133      245,096
    01/01/2013 to 12/31/2013.........  $10.64133    $11.46849      225,315
    01/01/2014 to 12/31/2014.........  $11.46849    $11.70945      215,047
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03334    $ 7.63187            0
    01/01/2009 to 12/31/2009.........  $ 7.63187    $ 9.50032       20,133
    01/01/2010 to 12/31/2010.........  $ 9.50032    $11.81873       26,327
    01/01/2011 to 12/31/2011.........  $11.81873    $11.74963       16,354
    01/01/2012 to 12/31/2012.........  $11.74963    $13.33932       19,728
    01/01/2013 to 12/31/2013.........  $13.33932    $18.17136       20,367
    01/01/2014 to 12/31/2014.........  $18.17136    $19.11607       20,149
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.85899    $ 7.80431            0
    01/01/2009 to 12/31/2009.........  $ 7.80431    $ 9.05722        4,729
    01/01/2010 to 12/31/2010.........  $ 9.05722    $ 9.99424       10,725
    01/01/2011 to 12/31/2011.........  $ 9.99424    $ 9.75979        6,851
    01/01/2012 to 12/31/2012.........  $ 9.75979    $10.86104        8,155
    01/01/2013 to 12/31/2013.........  $10.86104    $14.34953        7,628
    01/01/2014 to 12/31/2014.........  $14.34953    $14.30135        7,071

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.60336    $ 7.82946            0
    01/01/2009 to 12/31/2009.........  $ 7.82946    $10.41539        8,617
    01/01/2010 to 12/31/2010.........  $10.41539    $11.60106        8,821
    01/01/2011 to 12/31/2011.........  $11.60106    $11.74628        7,557
    01/01/2012 to 12/31/2012.........  $11.74628    $13.12633        6,923
    01/01/2013 to 12/31/2013.........  $13.12633    $13.80651        6,643
    01/01/2014 to 12/31/2014.........  $13.80651    $13.89564        6,203
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02859    $ 6.04263            0
    01/01/2009 to 12/31/2009.........  $ 6.04263    $ 8.02258       11,074
    01/01/2010 to 12/31/2010.........  $ 8.02258    $ 9.01442       17,704
    01/01/2011 to 12/31/2011.........  $ 9.01442    $ 7.70310       13,585
    01/01/2012 to 12/31/2012.........  $ 7.70310    $ 9.09880       14,349
    01/01/2013 to 12/31/2013.........  $ 9.09880    $10.63067       15,992
    01/01/2014 to 12/31/2014.........  $10.63067    $ 9.85596       17,403
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20103    $ 6.89463            0
    01/01/2009 to 12/31/2009.........  $ 6.89463    $ 8.82960        8,210
    01/01/2010 to 12/31/2010.........  $ 8.82960    $ 9.62539       14,616
    01/01/2011 to 12/31/2011.........  $ 9.62539    $ 8.26071       11,572
    01/01/2012 to 12/31/2012.........  $ 8.26071    $ 9.45839       14,585
    01/01/2013 to 12/31/2013.........  $ 9.45839    $11.08897       15,914
    01/01/2014 to 12/31/2014.........  $11.08897    $10.15269       16,984
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99846    $10.71068            0
    01/01/2009 to 12/31/2009.........  $10.71068    $11.69915            0
    01/01/2010 to 12/31/2010.........  $11.69915    $12.72222            0
    01/01/2011 to 12/31/2011.........  $12.72222    $14.03915      734,889
    01/01/2012 to 12/31/2012.........  $14.03915    $15.07214      258,045
    01/01/2013 to 12/31/2013.........  $15.07214    $14.32043       52,353
    01/01/2014 to 12/31/2014.........  $14.32043    $14.99915       50,748

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11173    $ 7.12925        3,098
    01/01/2009 to 12/31/2009.........  $ 7.12925    $ 8.86201       51,073
    01/01/2010 to 12/31/2010.........  $ 8.86201    $ 9.89847       81,692
    01/01/2011 to 12/31/2011.........  $ 9.89847    $ 9.65878       78,604
    01/01/2012 to 12/31/2012.........  $ 9.65878    $10.76599       95,134
    01/01/2013 to 12/31/2013.........  $10.76599    $12.28543       98,613
    01/01/2014 to 12/31/2014.........  $12.28543    $12.82372       88,945
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.49570    $ 7.91534          764
    01/01/2009 to 12/31/2009.........  $ 7.91534    $10.55484       27,364
    01/01/2010 to 12/31/2010.........  $10.55484    $11.10084       29,556
    01/01/2011 to 12/31/2011.........  $11.10084    $ 9.89724       16,203
    01/01/2012 to 12/31/2012.........  $ 9.89724    $11.84030        8,507
    01/01/2013 to 12/31/2013.........  $11.84030    $13.40435        8,589
    01/01/2014 to 12/31/2014.........  $13.40435    $12.31706       27,297
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.84545    $ 9.35251       39,119
    01/01/2009 to 12/31/2009.........  $ 9.35251    $11.19913       73,978
    01/01/2010 to 12/31/2010.........  $11.19913    $11.79468       48,426
    01/01/2011 to 12/31/2011.........  $11.79468    $11.60212       49,180
    01/01/2012 to 12/31/2012.........  $11.60212    $12.60601       53,878
    01/01/2013 to 12/31/2013.........  $12.60601    $13.73586       36,383
    01/01/2014 to 12/31/2014.........  $13.73586    $14.21417       45,099
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08384    $10.28767            0
    01/01/2010 to 12/31/2010.........  $10.28767    $11.23842            0
    01/01/2011 to 12/31/2011.........  $11.23842    $11.10228            0
    01/01/2012 to 12/31/2012.........  $11.10228    $12.54958            0
    01/01/2013 to 12/31/2013.........  $12.54958    $16.81014            0
    01/01/2014 to 12/31/2014.........  $16.81014    $18.06453            0
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02952    $ 6.69520          431
    01/01/2009 to 12/31/2009.........  $ 6.69520    $ 7.84723       10,059
    01/01/2010 to 12/31/2010.........  $ 7.84723    $ 8.71427       10,566
    01/01/2011 to 12/31/2011.........  $ 8.71427    $ 8.19415        1,091
    01/01/2012 to 12/31/2012.........  $ 8.19415    $ 9.39903          953
    01/01/2013 to 12/31/2013.........  $ 9.39903    $12.90063        2,271
    01/01/2014 to 12/31/2014.........  $12.90063    $14.40039        2,148

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.61993    $ 7.14281            0
    01/01/2009 to 12/31/2009.........  $ 7.14281    $ 9.09565       38,033
    01/01/2010 to 12/31/2010.........  $ 9.09565    $10.68915       44,092
    01/01/2011 to 12/31/2011.........  $10.68915    $10.39424       22,878
    01/01/2012 to 12/31/2012.........  $10.39424    $11.45130       22,256
    01/01/2013 to 12/31/2013.........  $11.45130    $15.35214       21,596
    01/01/2014 to 12/31/2014.........  $15.35214    $16.66134       39,466
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.89281    $ 8.38953            0
    01/01/2009 to 12/31/2009.........  $ 8.38953    $11.08201        6,692
    01/01/2010 to 12/31/2010.........  $11.08201    $12.33428        6,398
    01/01/2011 to 12/31/2011.........  $12.33428    $13.33584        5,812
    01/01/2012 to 12/31/2012.........  $13.33584    $13.86283        5,928
    01/01/2013 to 12/31/2013.........  $13.86283    $13.33228        6,020
    01/01/2014 to 12/31/2014.........  $13.33228    $13.91962        8,830
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.49646    $ 8.87094          222
    01/01/2009 to 12/31/2009.........  $ 8.87094    $11.44852        4,567
    01/01/2010 to 12/31/2010.........  $11.44852    $12.58852       11,176
    01/01/2011 to 12/31/2011.........  $12.58852    $11.96714        5,867
    01/01/2012 to 12/31/2012.........  $11.96714    $14.45384       11,046
    01/01/2013 to 12/31/2013.........  $14.45384    $18.10409       12,567
    01/01/2014 to 12/31/2014.........  $18.10409    $18.41149       14,773
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.92868    $ 8.15973            0
    01/01/2009 to 12/31/2009.........  $ 8.15973    $ 9.95377        7,371
    01/01/2010 to 12/31/2010.........  $ 9.95377    $11.01704        7,855
    01/01/2011 to 12/31/2011.........  $11.01704    $10.74757        6,683
    01/01/2012 to 12/31/2012.........  $10.74757    $12.34872        1,327
    01/01/2013 to 12/31/2013.........  $12.34872    $16.56683        1,193
    01/01/2014 to 12/31/2014.........  $16.56683    $17.67384        1,088
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99846    $10.18849            0
    01/01/2013 to 12/31/2013.........  $10.18849    $13.44856            0
    01/01/2014 to 12/31/2014.........  $13.44856    $14.54628            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.81273    $ 7.09254            0
    01/01/2009 to 12/31/2009.........  $ 7.09254    $ 9.66687        4,858
    01/01/2010 to 12/31/2010.........  $ 9.66687    $11.72633        5,260
    01/01/2011 to 12/31/2011.........  $11.72633    $11.11083        3,578
    01/01/2012 to 12/31/2012.........  $11.11083    $12.91074        3,835
    01/01/2013 to 12/31/2013.........  $12.91074    $16.77719        2,629
    01/01/2014 to 12/31/2014.........  $16.77719    $18.92898        2,502
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.51356    $10.55683            0
    01/01/2009 to 12/31/2009.........  $10.55683    $10.38554        4,216
    01/01/2010 to 12/31/2010.........  $10.38554    $10.19444        3,814
    01/01/2011 to 12/31/2011.........  $10.19444    $10.00685        9,408
    01/01/2012 to 12/31/2012.........  $10.00685    $ 9.82027        6,733
    01/01/2013 to 12/31/2013.........  $ 9.82027    $ 9.63721       15,972
    01/01/2014 to 12/31/2014.........  $ 9.63721    $ 9.45754        4,768
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.84041    $ 6.77336            0
    01/01/2009 to 12/31/2009.........  $ 6.77336    $ 9.34880       12,468
    01/01/2010 to 12/31/2010.........  $ 9.34880    $11.32466       18,504
    01/01/2011 to 12/31/2011.........  $11.32466    $10.83771       11,663
    01/01/2012 to 12/31/2012.........  $10.83771    $12.45694       13,801
    01/01/2013 to 12/31/2013.........  $12.45694    $17.36010       13,123
    01/01/2014 to 12/31/2014.........  $17.36010    $19.46415       12,801
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02836    $10.06695            0
    01/01/2012 to 12/31/2012.........  $10.06695    $10.36040            0
    01/01/2013 to 12/31/2013.........  $10.36040    $ 9.87920        5,665
    01/01/2014 to 12/31/2014.........  $ 9.87920    $10.19441        4,829
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $13.39894    $ 8.46708        1,290
    01/01/2009 to 12/31/2009.........  $ 8.46708    $10.78443        1,654
    01/01/2010 to 12/31/2010.........  $10.78443    $13.61848        1,255
    01/01/2011 to 12/31/2011.........  $13.61848    $13.59037          704
    01/01/2012 to 12/31/2012.........  $13.59037    $14.98812          671
    01/01/2013 to 12/31/2013.........  $14.98812    $19.50534          606
    01/01/2014 to 12/31/2014.........  $19.50534    $20.66130          289

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.00676    $ 7.14915            0
    01/01/2009 to 12/31/2009.........  $ 7.14915    $ 8.59892       19,993
    01/01/2010 to 12/31/2010.........  $ 8.59892    $10.14886       24,756
    01/01/2011 to 04/29/2011.........  $10.14886    $11.37547            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99846    $10.30845       27,511
    01/01/2013 to 12/31/2013.........  $10.30845    $12.02970       26,678
    01/01/2014 to 12/31/2014.........  $12.02970    $12.41205       35,422
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10120    $ 5.56843            0
    01/01/2009 to 12/31/2009.........  $ 5.56843    $ 9.09942       32,359
    01/01/2010 to 12/31/2010.........  $ 9.09942    $10.91854       41,589
    01/01/2011 to 12/31/2011.........  $10.91854    $ 8.54304       29,187
    01/01/2012 to 12/31/2012.........  $ 8.54304    $ 9.88663       32,287
    01/01/2013 to 12/31/2013.........  $ 9.88663    $ 9.72394       42,005
    01/01/2014 to 12/31/2014.........  $ 9.72394    $ 9.09576       42,070
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.01299    $10.63495            0
    01/01/2009 to 12/31/2009.........  $10.63495    $11.50428        1,394
    01/01/2010 to 12/31/2010.........  $11.50428    $11.72999        1,551
    01/01/2011 to 12/31/2011.........  $11.72999    $11.77036        1,375
    01/01/2012 to 12/31/2012.........  $11.77036    $12.09290        1,472
    01/01/2013 to 12/31/2013.........  $12.09290    $11.60948        1,605
    01/01/2014 to 12/31/2014.........  $11.60948    $11.38187        5,756
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.21660    $10.48811        1,503
    01/01/2009 to 12/31/2009.........  $10.48811    $11.99359      123,840
    01/01/2010 to 12/31/2010.........  $11.99359    $12.67844      157,774
    01/01/2011 to 12/31/2011.........  $12.67844    $12.83777      136,313
    01/01/2012 to 12/31/2012.........  $12.83777    $13.77245      134,484
    01/01/2013 to 12/31/2013.........  $13.77245    $13.26724      148,327
    01/01/2014 to 12/31/2014.........  $13.26724    $13.57074      136,201

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.09607    $ 8.96271        6,284
    01/01/2009 to 12/31/2009.........  $ 8.96271    $10.55805       87,109
    01/01/2010 to 12/31/2010.........  $10.55805    $11.45661      157,813
    01/01/2011 to 12/31/2011.........  $11.45661    $11.35524      152,754
    01/01/2012 to 12/31/2012.........  $11.35524    $12.29917      217,057
    01/01/2013 to 12/31/2013.........  $12.29917    $13.18173      304,081
    01/01/2014 to 12/31/2014.........  $13.18173    $13.68306      218,267
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01837    $10.06686            0
    01/01/2012 to 12/31/2012.........  $10.06686    $10.58122            0
    01/01/2013 to 12/31/2013.........  $10.58122    $10.14377            0
    01/01/2014 to 12/31/2014.........  $10.14377    $10.55797            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.65883    $ 6.65616       17,871
    01/01/2009 to 12/31/2009.........  $ 6.65616    $ 8.22871      194,848
    01/01/2010 to 12/31/2010.........  $ 8.22871    $ 9.61112      231,128
    01/01/2011 to 12/31/2011.........  $ 9.61112    $ 8.84603      139,885
    01/01/2012 to 12/31/2012.........  $ 8.84603    $ 9.80252      178,028
    01/01/2013 to 12/31/2013.........  $ 9.80252    $11.25762      166,562
    01/01/2014 to 12/31/2014.........  $11.25762    $12.06381      183,533
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.56943    $ 6.91030            0
    01/01/2009 to 12/31/2009.........  $ 6.91030    $ 8.26135            0
    01/01/2010 to 12/31/2010.........  $ 8.26135    $ 9.32751            0
    01/01/2011 to 12/31/2011.........  $ 9.32751    $ 9.47038            0
    01/01/2012 to 12/31/2012.........  $ 9.47038    $11.04111            0
    01/01/2013 to 12/31/2013.........  $11.04111    $14.34896        1,260
    01/01/2014 to 12/31/2014.........  $14.34896    $16.50528        4,904
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99845    $ 8.88686            0
    01/01/2012 to 12/31/2012.........  $ 8.88686    $ 9.86852            0
    01/01/2013 to 12/31/2013.........  $ 9.86852    $11.85371            0
    01/01/2014 to 12/31/2014.........  $11.85371    $12.38895            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08104    $ 7.33582        3,160
    01/01/2009 to 12/31/2009.........  $ 7.33582    $ 8.88278       62,367
    01/01/2010 to 12/31/2010.........  $ 8.88278    $ 9.75608      188,331
    01/01/2011 to 12/31/2011.........  $ 9.75608    $ 9.40046      153,263
    01/01/2012 to 12/31/2012.........  $ 9.40046    $10.17351      178,973
    01/01/2013 to 12/31/2013.........  $10.17351    $11.22577      180,391
    01/01/2014 to 12/31/2014.........  $11.22577    $11.58269      147,680
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09921    $ 6.68783        6,753
    01/01/2009 to 12/31/2009.........  $ 6.68783    $ 8.32531       98,458
    01/01/2010 to 12/31/2010.........  $ 8.32531    $ 9.34197      216,833
    01/01/2011 to 12/31/2011.........  $ 9.34197    $ 8.94898      157,873
    01/01/2012 to 12/31/2012.........  $ 8.94898    $10.17832      200,832
    01/01/2013 to 12/31/2013.........  $10.17832    $11.79258      212,776
    01/01/2014 to 12/31/2014.........  $11.79258    $12.20139      202,331
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.18601    $ 8.11373        9,161
    01/01/2009 to 12/31/2009.........  $ 8.11373    $10.14527       99,514
    01/01/2010 to 12/31/2010.........  $10.14527    $11.13210      203,870
    01/01/2011 to 12/31/2011.........  $11.13210    $10.55553      149,749
    01/01/2012 to 12/31/2012.........  $10.55553    $11.51210      167,144
    01/01/2013 to 12/31/2013.........  $11.51210    $12.92428      172,087
    01/01/2014 to 12/31/2014.........  $12.92428    $13.06839      162,402
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.80129    $ 7.25607        1,551
    01/01/2009 to 12/31/2009.........  $ 7.25607    $ 9.44657          419
    01/01/2010 to 12/31/2010.........  $ 9.44657    $12.28759          552
    01/01/2011 to 12/31/2011.........  $12.28759    $10.47763       13,228
    01/01/2012 to 12/31/2012.........  $10.47763    $12.34599       13,532
    01/01/2013 to 12/31/2013.........  $12.34599    $17.06049       13,524
    01/01/2014 to 12/31/2014.........  $17.06049    $17.56956       13,270

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.33134    $ 6.63894          301
    01/01/2009 to 12/31/2009.........  $ 6.63894    $ 8.72427        2,940
    01/01/2010 to 12/31/2010.........  $ 8.72427    $11.67952        3,581
    01/01/2011 to 12/31/2011.........  $11.67952    $11.34980        2,407
    01/01/2012 to 12/31/2012.........  $11.34980    $12.49402        2,930
    01/01/2013 to 12/31/2013.........  $12.49402    $16.57375        2,319
    01/01/2014 to 12/31/2014.........  $16.57375    $16.88587        2,470
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79054    $ 7.99717          934
    01/01/2009 to 12/31/2009.........  $ 7.99717    $ 9.96698        2,982
    01/01/2010 to 12/31/2010.........  $ 9.96698    $12.32368        3,324
    01/01/2011 to 12/31/2011.........  $12.32368    $11.37136        1,159
    01/01/2012 to 12/31/2012.........  $11.37136    $13.18554        1,344
    01/01/2013 to 12/31/2013.........  $13.18554    $17.77929        1,592
    01/01/2014 to 12/31/2014.........  $17.77929    $18.36690        1,753
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.34710    $ 8.65127        9,217
    01/01/2009 to 12/31/2009.........  $ 8.65127    $10.53936      203,180
    01/01/2010 to 12/31/2010.........  $10.53936    $11.53594      287,813
    01/01/2011 to 12/31/2011.........  $11.53594    $11.54580      278,077
    01/01/2012 to 12/31/2012.........  $11.54580    $12.85936      311,349
    01/01/2013 to 12/31/2013.........  $12.85936    $14.74391      412,087
    01/01/2014 to 12/31/2014.........  $14.74391    $15.31972      385,167

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.81608    $ 6.61400            0
    01/01/2009 to 12/31/2009.........  $ 6.61400    $ 8.03515       30,619
    01/01/2010 to 12/31/2010.........  $ 8.03515    $ 8.92968       36,104
    01/01/2011 to 12/31/2011.........  $ 8.92968    $ 8.61982       21,960
    01/01/2012 to 12/31/2012.........  $ 8.61982    $ 9.91807       19,270
    01/01/2013 to 12/31/2013.........  $ 9.91807    $12.62254       29,285
    01/01/2014 to 12/31/2014.........  $12.62254    $13.31219       36,820
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.90428    $ 6.47415        1,670
    01/01/2009 to 12/31/2009.........  $ 6.47415    $ 9.74439       17,808
    01/01/2010 to 12/31/2010.........  $ 9.74439    $11.07477       26,220
    01/01/2011 to 12/31/2011.........  $11.07477    $10.68434       18,277
    01/01/2012 to 12/31/2012.........  $10.68434    $12.32839       23,771
    01/01/2013 to 12/31/2013.........  $12.32839    $17.42511       53,822
    01/01/2014 to 12/31/2014.........  $17.42511    $18.52728       58,609
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $16.53744    $ 9.01490        1,265
    01/01/2009 to 12/31/2009.........  $ 9.01490    $13.21257       15,189
    01/01/2010 to 12/31/2010.........  $13.21257    $15.61837       17,006
    01/01/2011 to 12/31/2011.........  $15.61837    $13.04089       11,386
    01/01/2012 to 12/31/2012.........  $13.04089    $13.26007       10,344
    01/01/2013 to 12/31/2013.........  $13.26007    $15.01427        8,162
    01/01/2014 to 12/31/2014.........  $15.01427    $13.50228        6,011

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.83239    $10.13233            0
    01/01/2009 to 12/31/2009.........  $10.13233    $11.14805        7,204
    01/01/2010 to 12/31/2010.........  $11.14805    $11.56854        8,258
    01/01/2011 to 12/31/2011.........  $11.56854    $11.82135        7,397
    01/01/2012 to 12/31/2012.........  $11.82135    $12.20681        7,799
    01/01/2013 to 12/31/2013.........  $12.20681    $11.52960        8,049
    01/01/2014 to 12/31/2014.........  $11.52960    $11.37747        8,867
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.07056    $ 6.90477        5,883
    01/01/2009 to 12/31/2009.........  $ 6.90477    $ 8.70257       23,967
    01/01/2010 to 12/31/2010.........  $ 8.70257    $ 9.79034       15,158
    01/01/2011 to 12/31/2011.........  $ 9.79034    $ 9.27604       14,045
    01/01/2012 to 12/31/2012.........  $ 9.27604    $10.10482       15,657
    01/01/2013 to 12/31/2013.........  $10.10482    $11.94966       31,767
    01/01/2014 to 12/31/2014.........  $11.94966    $12.37239       36,497
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23145    $ 9.28052            0
    01/01/2009 to 12/31/2009.........  $ 9.28052    $10.16667       52,562
    01/01/2010 to 12/31/2010.........  $10.16667    $10.75520       63,085
    01/01/2011 to 12/31/2011.........  $10.75520    $11.19085       53,550
    01/01/2012 to 12/31/2012.........  $11.19085    $11.84431       48,593
    01/01/2013 to 12/31/2013.........  $11.84431    $11.44990       54,766
    01/01/2014 to 12/31/2014.........  $11.44990    $12.04510       53,476
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07805    $ 6.63306       21,666
    01/01/2009 to 12/31/2009.........  $ 6.63306    $ 8.46640      264,331
    01/01/2010 to 12/31/2010.........  $ 8.46640    $ 9.15945      380,177
    01/01/2011 to 12/31/2011.........  $ 9.15945    $ 8.83880      261,590
    01/01/2012 to 09/21/2012.........  $ 8.83880    $ 9.88665            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (1.95%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02472    $12.22943      155,706
    01/01/2010 to 12/31/2010.........  $12.22943    $13.43083      230,497
    01/01/2011 to 12/31/2011.........  $13.43083    $12.82397      190,006
    01/01/2012 to 12/31/2012.........  $12.82397    $14.15903      227,538
    01/01/2013 to 12/31/2013.........  $14.15903    $15.27338      233,535
    01/01/2014 to 12/31/2014.........  $15.27338    $15.55329      224,578
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03706    $12.42655       26,045
    01/01/2010 to 12/31/2010.........  $12.42655    $13.85960       60,605
    01/01/2011 to 12/31/2011.........  $13.85960    $13.61010       37,896
    01/01/2012 to 12/31/2012.........  $13.61010    $15.17148       46,812
    01/01/2013 to 12/31/2013.........  $15.17148    $17.34521       47,184
    01/01/2014 to 12/31/2014.........  $17.34521    $18.05257       43,110
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07572    $12.47459        3,519
    01/01/2010 to 12/31/2010.........  $12.47459    $13.93020        4,948
    01/01/2011 to 12/31/2011.........  $13.93020    $14.15216        3,975
    01/01/2012 to 05/04/2012.........  $14.15216    $15.36293            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02354    $12.05401      322,047
    01/01/2010 to 12/31/2010.........  $12.05401    $13.27946      401,597
    01/01/2011 to 12/31/2011.........  $13.27946    $12.86748      359,732
    01/01/2012 to 12/31/2012.........  $12.86748    $14.19558      404,134
    01/01/2013 to 12/31/2013.........  $14.19558    $16.38146      403,102
    01/01/2014 to 12/31/2014.........  $16.38146    $17.11604      384,688

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99841    $ 9.15050           0
    01/01/2012 to 12/31/2012.........  $ 9.15050    $10.04289           0
    01/01/2013 to 12/31/2013.........  $10.04289    $10.92007         727
    01/01/2014 to 12/31/2014.........  $10.92007    $11.23543       9,304
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99841    $10.48099           0
    01/01/2014 to 12/31/2014.........  $10.48099    $10.64840           0
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.93825    $ 9.61926           0
    01/01/2010 to 12/31/2010.........  $ 9.61926    $10.43325           0
    01/01/2011 to 12/31/2011.........  $10.43325    $11.22044           0
    01/01/2012 to 12/31/2012.........  $11.22044    $11.46376           0
    01/01/2013 to 12/31/2013.........  $11.46376    $11.16721           0
    01/01/2014 to 12/31/2014.........  $11.16721    $11.00418           0
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $ 9.92268    $ 9.68544           0
    01/01/2010 to 12/31/2010.........  $ 9.68544    $10.56279           0
    01/01/2011 to 12/31/2011.........  $10.56279    $11.76803           0
    01/01/2012 to 12/31/2012.........  $11.76803    $12.20245           0
    01/01/2013 to 12/31/2013.........  $12.20245    $11.59285           0
    01/01/2014 to 12/31/2014.........  $11.59285    $11.67372           0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $ 9.90545    $ 9.58605           0
    01/01/2010 to 12/31/2010.........  $ 9.58605    $10.47099           0
    01/01/2011 to 12/31/2011.........  $10.47099    $11.91160           0
    01/01/2012 to 12/31/2012.........  $11.91160    $12.36802           0
    01/01/2013 to 12/31/2013.........  $12.36802    $11.54539           0
    01/01/2014 to 12/31/2014.........  $11.54539    $11.80751           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.88417    $ 9.26066         0
    01/01/2010 to 12/31/2010.........  $ 9.26066    $10.15943         0
    01/01/2011 to 12/31/2011.........  $10.15943    $11.82650         0
    01/01/2012 to 12/31/2012.........  $11.82650    $12.33296         0
    01/01/2013 to 12/31/2013.........  $12.33296    $11.30886         0
    01/01/2014 to 12/31/2014.........  $11.30886    $11.77580         0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99788    $10.99580         0
    01/01/2011 to 12/31/2011.........  $10.99580    $12.97540         0
    01/01/2012 to 12/31/2012.........  $12.97540    $13.59152         0
    01/01/2013 to 12/31/2013.........  $13.59152    $12.39824         0
    01/01/2014 to 12/31/2014.........  $12.39824    $13.09509         0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99841    $12.00688         0
    01/01/2012 to 12/31/2012.........  $12.00688    $12.46547         0
    01/01/2013 to 12/31/2013.........  $12.46547    $11.03543         0
    01/01/2014 to 12/31/2014.........  $11.03543    $11.94680         0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99789    $10.38704         0
    01/01/2013 to 12/31/2013.........  $10.38704    $ 9.14921         0
    01/01/2014 to 12/31/2014.........  $ 9.14921    $10.10668         0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99894    $ 8.73945         0
    01/01/2014 to 12/31/2014.........  $ 8.73945    $ 9.82307         0
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99894    $11.28985         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14518    $10.29678            0
    01/01/2010 to 12/31/2010.........  $10.29678    $11.48598            0
    01/01/2011 to 12/31/2011.........  $11.48598    $10.60504          336
    01/01/2012 to 12/31/2012.........  $10.60504    $11.77847            0
    01/01/2013 to 12/31/2013.........  $11.77847    $15.18447            0
    01/01/2014 to 12/31/2014.........  $15.18447    $16.42292            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03884    $12.32315      199,983
    01/01/2010 to 12/31/2010.........  $12.32315    $13.70422      209,370
    01/01/2011 to 12/31/2011.........  $13.70422    $13.11625      150,326
    01/01/2012 to 12/31/2012.........  $13.11625    $14.63036      177,893
    01/01/2013 to 12/31/2013.........  $14.63036    $17.60529      189,871
    01/01/2014 to 12/31/2014.........  $17.60529    $18.47645      168,697
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99841    $11.63640        1,379
    01/01/2014 to 12/31/2014.........  $11.63640    $12.96723        2,565
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.61486    $14.52687           41
    01/01/2010 to 12/31/2010.........  $14.52687    $18.33755        2,875
    01/01/2011 to 12/31/2011.........  $18.33755    $19.17281        4,300
    01/01/2012 to 12/31/2012.........  $19.17281    $21.69183        9,173
    01/01/2013 to 12/31/2013.........  $21.69183    $21.94358       11,467
    01/01/2014 to 12/31/2014.........  $21.94358    $28.17786        7,635
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99841    $ 9.67177            0
    01/01/2014 to 12/31/2014.........  $ 9.67177    $ 9.97082            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01321    $12.30994       65,487
    01/01/2010 to 12/31/2010.........  $12.30994    $13.80890       84,711
    01/01/2011 to 12/31/2011.........  $13.80890    $13.34133       73,459
    01/01/2012 to 12/31/2012.........  $13.34133    $14.47747       78,783
    01/01/2013 to 12/31/2013.........  $14.47747    $16.29666       74,223
    01/01/2014 to 12/31/2014.........  $16.29666    $16.48864       71,554
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02694    $11.98361       20,615
    01/01/2010 to 12/31/2010.........  $11.98361    $13.32052       24,031
    01/01/2011 to 12/31/2011.........  $13.32052    $12.74316       19,180
    01/01/2012 to 12/31/2012.........  $12.74316    $14.20334       24,365
    01/01/2013 to 12/31/2013.........  $14.20334    $16.60998       32,161
    01/01/2014 to 12/31/2014.........  $16.60998    $17.22400       31,053
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99842    $10.72870      130,442
    01/01/2013 to 12/31/2013.........  $10.72870    $13.09882      118,663
    01/01/2014 to 12/31/2014.........  $13.09882    $13.25657      115,680
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99841    $10.79692        1,241
    01/01/2014 to 12/31/2014.........  $10.79692    $10.86146        1,273
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.85947    $13.95016        1,177
    01/01/2010 to 12/31/2010.........  $13.95016    $16.44739        3,739
    01/01/2011 to 12/31/2011.........  $16.44739    $15.32029        2,335
    01/01/2012 to 12/31/2012.........  $15.32029    $19.05468        4,433
    01/01/2013 to 12/31/2013.........  $19.05468    $19.50272       10,471
    01/01/2014 to 12/31/2014.........  $19.50272    $21.79318        9,978

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04667    $12.85313        2,436
    01/01/2010 to 12/31/2010.........  $12.85313    $13.90429        6,366
    01/01/2011 to 12/31/2011.........  $13.90429    $13.09897        7,971
    01/01/2012 to 12/31/2012.........  $13.09897    $15.38733        6,381
    01/01/2013 to 12/31/2013.........  $15.38733    $19.58170        5,630
    01/01/2014 to 02/07/2014.........  $19.58170    $19.25852            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.12468    $12.21751        2,912
    01/01/2010 to 12/31/2010.........  $12.21751    $13.52811        4,092
    01/01/2011 to 12/31/2011.........  $13.52811    $12.53734        4,800
    01/01/2012 to 12/31/2012.........  $12.53734    $14.71569        3,368
    01/01/2013 to 12/31/2013.........  $14.71569    $19.27594        3,540
    01/01/2014 to 12/31/2014.........  $19.27594    $21.39027        7,544
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05971    $13.49906        5,476
    01/01/2010 to 12/31/2010.........  $13.49906    $15.86600        5,874
    01/01/2011 to 12/31/2011.........  $15.86600    $15.09953        3,656
    01/01/2012 to 12/31/2012.........  $15.09953    $17.71525        4,127
    01/01/2013 to 12/31/2013.........  $17.71525    $22.97023       18,272
    01/01/2014 to 12/31/2014.........  $22.97023    $25.12814       20,863
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02472    $11.87199       57,797
    01/01/2010 to 12/31/2010.........  $11.87199    $12.99556       85,316
    01/01/2011 to 12/31/2011.........  $12.99556    $12.68275       80,242
    01/01/2012 to 12/31/2012.........  $12.68275    $13.69989       85,138
    01/01/2013 to 12/31/2013.........  $13.69989    $14.75766       79,047
    01/01/2014 to 12/31/2014.........  $14.75766    $15.06034       76,952
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.95325    $12.77276        3,394
    01/01/2010 to 12/31/2010.........  $12.77276    $15.88201        2,077
    01/01/2011 to 12/31/2011.........  $15.88201    $15.78149        2,538
    01/01/2012 to 12/31/2012.........  $15.78149    $17.90792        1,814
    01/01/2013 to 12/31/2013.........  $17.90792    $24.38308        2,869
    01/01/2014 to 12/31/2014.........  $24.38308    $25.63821        4,688

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.09832    $12.77034        2,163
    01/01/2010 to 12/31/2010.........  $12.77034    $14.08474        2,181
    01/01/2011 to 12/31/2011.........  $14.08474    $13.74775        1,058
    01/01/2012 to 12/31/2012.........  $13.74775    $15.29152        1,263
    01/01/2013 to 12/31/2013.........  $15.29152    $20.19327        1,126
    01/01/2014 to 12/31/2014.........  $20.19327    $20.11564        1,111
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01714    $12.52966          917
    01/01/2010 to 12/31/2010.........  $12.52966    $13.94919        1,659
    01/01/2011 to 12/31/2011.........  $13.94919    $14.11698        1,350
    01/01/2012 to 12/31/2012.........  $14.11698    $15.76773        3,059
    01/01/2013 to 12/31/2013.........  $15.76773    $16.57675        1,428
    01/01/2014 to 12/31/2014.........  $16.57675    $16.67561        3,030
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.14326    $13.28533        1,112
    01/01/2010 to 12/31/2010.........  $13.28533    $14.92060        1,815
    01/01/2011 to 12/31/2011.........  $14.92060    $12.74401          714
    01/01/2012 to 12/31/2012.........  $12.74401    $15.04565          778
    01/01/2013 to 12/31/2013.........  $15.04565    $17.57026          572
    01/01/2014 to 12/31/2014.........  $17.57026    $16.28200          330
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.11776    $13.11671        1,008
    01/01/2010 to 12/31/2010.........  $13.11671    $14.29181        2,249
    01/01/2011 to 12/31/2011.........  $14.29181    $12.25942        1,135
    01/01/2012 to 12/31/2012.........  $12.25942    $14.02985        1,205
    01/01/2013 to 12/31/2013.........  $14.02985    $16.44049        1,082
    01/01/2014 to 12/31/2014.........  $16.44049    $15.04489          939
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98134    $10.85750            0
    01/01/2010 to 12/31/2010.........  $10.85750    $11.80119        5,091
    01/01/2011 to 12/31/2011.........  $11.80119    $13.01645      466,287
    01/01/2012 to 12/31/2012.........  $13.01645    $13.96741      163,038
    01/01/2013 to 12/31/2013.........  $13.96741    $13.26421       62,452
    01/01/2014 to 12/31/2014.........  $13.26421    $13.88604       60,503

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04108    $12.26108       56,060
    01/01/2010 to 12/31/2010.........  $12.26108    $13.68833       69,742
    01/01/2011 to 12/31/2011.........  $13.68833    $13.35045       50,945
    01/01/2012 to 12/31/2012.........  $13.35045    $14.87346       64,745
    01/01/2013 to 12/31/2013.........  $14.87346    $16.96442       68,196
    01/01/2014 to 12/31/2014.........  $16.96442    $17.69896       67,196
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.12742    $13.60349       10,943
    01/01/2010 to 12/31/2010.........  $13.60349    $14.30022       15,650
    01/01/2011 to 12/31/2011.........  $14.30022    $12.74350       11,511
    01/01/2012 to 12/31/2012.........  $12.74350    $15.23803       12,773
    01/01/2013 to 12/31/2013.........  $15.23803    $17.24255       12,750
    01/01/2014 to 12/31/2014.........  $17.24255    $15.83614       12,424
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07983    $11.67943       32,958
    01/01/2010 to 12/31/2010.........  $11.67943    $12.29454       47,971
    01/01/2011 to 12/31/2011.........  $12.29454    $12.08786       49,011
    01/01/2012 to 12/31/2012.........  $12.08786    $13.12718       46,323
    01/01/2013 to 12/31/2013.........  $13.12718    $14.29659       50,414
    01/01/2014 to 12/31/2014.........  $14.29659    $14.78733       47,368
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08380    $10.28698            0
    01/01/2010 to 12/31/2010.........  $10.28698    $11.23222            0
    01/01/2011 to 12/31/2011.........  $11.23222    $11.09062            0
    01/01/2012 to 12/31/2012.........  $11.09062    $12.53028            0
    01/01/2013 to 12/31/2013.........  $12.53028    $16.77603            0
    01/01/2014 to 12/31/2014.........  $16.77603    $18.01909            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.06270    $12.74667        2,810
    01/01/2010 to 12/31/2010.........  $12.74667    $14.14819        2,820
    01/01/2011 to 12/31/2011.........  $14.14819    $13.29726        2,672
    01/01/2012 to 12/31/2012.........  $13.29726    $15.24503        2,759
    01/01/2013 to 12/31/2013.........  $15.24503    $20.91410        9,808
    01/01/2014 to 12/31/2014.........  $20.91410    $23.33405        9,368

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.00733    $12.72864        9,789
    01/01/2010 to 12/31/2010.........  $12.72864    $14.95140       11,438
    01/01/2011 to 12/31/2011.........  $14.95140    $14.53184        7,740
    01/01/2012 to 12/31/2012.........  $14.53184    $16.00178        9,279
    01/01/2013 to 12/31/2013.........  $16.00178    $21.44225        9,096
    01/01/2014 to 12/31/2014.........  $21.44225    $23.25943       12,200
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03391    $12.09710        1,647
    01/01/2010 to 12/31/2010.........  $12.09710    $13.45763        5,368
    01/01/2011 to 12/31/2011.........  $13.45763    $14.54337        5,654
    01/01/2012 to 12/31/2012.........  $14.54337    $15.11073       12,126
    01/01/2013 to 12/31/2013.........  $15.11073    $14.52525        8,298
    01/01/2014 to 12/31/2014.........  $14.52525    $15.15769        9,343
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07246    $13.37974        3,689
    01/01/2010 to 12/31/2010.........  $13.37974    $14.70491        6,362
    01/01/2011 to 12/31/2011.........  $14.70491    $13.97222        4,327
    01/01/2012 to 12/31/2012.........  $13.97222    $16.86736        6,026
    01/01/2013 to 12/31/2013.........  $16.86736    $21.11684        6,017
    01/01/2014 to 12/31/2014.........  $21.11684    $21.46497        6,867
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02825    $12.16473          978
    01/01/2010 to 12/31/2010.........  $12.16473    $13.45761        1,233
    01/01/2011 to 12/31/2011.........  $13.45761    $13.12223          870
    01/01/2012 to 12/31/2012.........  $13.12223    $15.06982          994
    01/01/2013 to 12/31/2013.........  $15.06982    $20.20752        2,060
    01/01/2014 to 12/31/2014.........  $20.20752    $21.54740        2,927
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99842    $10.18671            0
    01/01/2013 to 12/31/2013.........  $10.18671    $13.43964            0
    01/01/2014 to 12/31/2014.........  $13.43964    $14.52945            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98590    $13.24524        2,145
    01/01/2010 to 12/31/2010.........  $13.24524    $16.05923        2,911
    01/01/2011 to 12/31/2011.........  $16.05923    $15.20886        2,249
    01/01/2012 to 12/31/2012.........  $15.20886    $17.66406        2,441
    01/01/2013 to 12/31/2013.........  $17.66406    $22.94256        3,786
    01/01/2014 to 12/31/2014.........  $22.94256    $25.87248        2,945
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.99969    $ 9.87777       29,155
    01/01/2010 to 12/31/2010.........  $ 9.87777    $ 9.69131       53,544
    01/01/2011 to 12/31/2011.........  $ 9.69131    $ 9.50835        1,440
    01/01/2012 to 12/31/2012.........  $ 9.50835    $ 9.32702        1,858
    01/01/2013 to 12/31/2013.........  $ 9.32702    $ 9.14853        2,201
    01/01/2014 to 12/31/2014.........  $ 9.14853    $ 8.97343        2,917
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.13105    $13.73161        3,347
    01/01/2010 to 12/31/2010.........  $13.73161    $16.62562        3,186
    01/01/2011 to 12/31/2011.........  $16.62562    $15.90297        3,246
    01/01/2012 to 12/31/2012.........  $15.90297    $18.27003        3,129
    01/01/2013 to 12/31/2013.........  $18.27003    $25.44872        4,934
    01/01/2014 to 12/31/2014.........  $25.44872    $28.51908        5,645
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02832    $10.06611            0
    01/01/2012 to 12/31/2012.........  $10.06611    $10.35436            0
    01/01/2013 to 12/31/2013.........  $10.35436    $ 9.86850       38,369
    01/01/2014 to 12/31/2014.........  $ 9.86850    $10.17831       40,705
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.97681    $12.37664          539
    01/01/2010 to 12/31/2010.........  $12.37664    $15.62143        1,224
    01/01/2011 to 12/31/2011.........  $15.62143    $15.58152        1,101
    01/01/2012 to 12/31/2012.........  $15.58152    $17.17555          966
    01/01/2013 to 12/31/2013.........  $17.17555    $22.34107        2,140
    01/01/2014 to 12/31/2014.........  $22.34107    $23.65350        1,941

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.93464    $12.07932        2,060
    01/01/2010 to 12/31/2010.........  $12.07932    $14.24972        3,401
    01/01/2011 to 04/29/2011.........  $14.24972    $15.96932            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99842    $10.30497        7,238
    01/01/2013 to 12/31/2013.........  $10.30497    $12.01975       23,348
    01/01/2014 to 12/31/2014.........  $12.01975    $12.39565       22,306
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05442    $14.81166        3,898
    01/01/2010 to 12/31/2010.........  $14.81166    $17.76396        7,953
    01/01/2011 to 12/31/2011.........  $17.76396    $13.89229        5,758
    01/01/2012 to 12/31/2012.........  $13.89229    $16.06935        6,929
    01/01/2013 to 12/31/2013.........  $16.06935    $15.79714        7,617
    01/01/2014 to 12/31/2014.........  $15.79714    $14.76931        6,231
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.99059    $10.49444        1,178
    01/01/2010 to 12/31/2010.........  $10.49444    $10.69508        1,954
    01/01/2011 to 12/31/2011.........  $10.69508    $10.72658        5,664
    01/01/2012 to 12/31/2012.........  $10.72658    $11.01506        9,415
    01/01/2013 to 12/31/2013.........  $11.01506    $10.56945        9,769
    01/01/2014 to 12/31/2014.........  $10.56945    $10.35721        3,450
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98246    $11.06240      101,081
    01/01/2010 to 12/31/2010.........  $11.06240    $11.68833      171,292
    01/01/2011 to 12/31/2011.........  $11.68833    $11.82955      160,163
    01/01/2012 to 12/31/2012.........  $11.82955    $12.68455      166,894
    01/01/2013 to 12/31/2013.........  $12.68455    $12.21330       92,974
    01/01/2014 to 12/31/2014.........  $12.21330    $12.48663       82,948

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02102    $11.61945      135,200
    01/01/2010 to 12/31/2010.........  $11.61945    $12.60207      156,336
    01/01/2011 to 12/31/2011.........  $12.60207    $12.48452      181,320
    01/01/2012 to 12/31/2012.........  $12.48452    $13.51575      185,165
    01/01/2013 to 12/31/2013.........  $13.51575    $14.47848      151,684
    01/01/2014 to 12/31/2014.........  $14.47848    $15.02176      138,340
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01833    $10.06597            0
    01/01/2012 to 12/31/2012.........  $10.06597    $10.57501            0
    01/01/2013 to 12/31/2013.........  $10.57501    $10.13283        7,966
    01/01/2014 to 12/31/2014.........  $10.13283    $10.54139        7,651
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98521    $12.16947      156,193
    01/01/2010 to 12/31/2010.........  $12.16947    $14.20708      158,595
    01/01/2011 to 12/31/2011.........  $14.20708    $13.06962      109,197
    01/01/2012 to 12/31/2012.........  $13.06962    $14.47559      146,449
    01/01/2013 to 12/31/2013.........  $14.47559    $16.61628      143,995
    01/01/2014 to 12/31/2014.........  $16.61628    $17.79750      145,918
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07719    $12.82018          573
    01/01/2010 to 12/31/2010.........  $12.82018    $14.46757        3,228
    01/01/2011 to 12/31/2011.........  $14.46757    $14.68191        1,794
    01/01/2012 to 12/31/2012.........  $14.68191    $17.10866        2,129
    01/01/2013 to 12/31/2013.........  $17.10866    $22.22337        8,836
    01/01/2014 to 12/31/2014.........  $22.22337    $25.55053        8,296
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99841    $ 8.88392            0
    01/01/2012 to 12/31/2012.........  $ 8.88392    $ 9.86031            0
    01/01/2013 to 12/31/2013.........  $ 9.86031    $11.83798            0
    01/01/2014 to 12/31/2014.........  $11.83798    $12.36636            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03990    $11.95029       15,681
    01/01/2010 to 12/31/2010.........  $11.95029    $13.11882       51,373
    01/01/2011 to 12/31/2011.........  $13.11882    $12.63456       41,911
    01/01/2012 to 12/31/2012.........  $12.63456    $13.66670       49,839
    01/01/2013 to 12/31/2013.........  $13.66670    $15.07275       52,028
    01/01/2014 to 12/31/2014.........  $15.07275    $15.54433       51,427
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05245    $12.35611        9,906
    01/01/2010 to 12/31/2010.........  $12.35611    $13.85815       59,090
    01/01/2011 to 12/31/2011.........  $13.85815    $13.26883       45,408
    01/01/2012 to 12/31/2012.........  $13.26883    $15.08440       57,202
    01/01/2013 to 12/31/2013.........  $15.08440    $17.46806       66,495
    01/01/2014 to 12/31/2014.........  $17.46806    $18.06478       65,824
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.08085    $12.39836       56,249
    01/01/2010 to 12/31/2010.........  $12.39836    $13.59785       90,661
    01/01/2011 to 12/31/2011.........  $13.59785    $12.88722       59,400
    01/01/2012 to 12/31/2012.........  $12.88722    $14.04822       74,412
    01/01/2013 to 12/31/2013.........  $14.04822    $15.76382       79,047
    01/01/2014 to 12/31/2014.........  $15.76382    $15.93171       77,351
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98067    $12.99734          571
    01/01/2010 to 12/31/2010.........  $12.99734    $16.89809        1,309
    01/01/2011 to 12/31/2011.........  $16.89809    $14.40189        3,702
    01/01/2012 to 12/31/2012.........  $14.40189    $16.96161        3,981
    01/01/2013 to 12/31/2013.........  $16.96161    $23.42720        4,940
    01/01/2014 to 12/31/2014.........  $23.42720    $24.11445        3,614

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.00835    $13.14833            0
    01/01/2010 to 12/31/2010.........  $13.14833    $17.59375            0
    01/01/2011 to 12/31/2011.........  $17.59375    $17.08879            0
    01/01/2012 to 12/31/2012.........  $17.08879    $18.80226            0
    01/01/2013 to 12/31/2013.........  $18.80226    $24.92978        1,658
    01/01/2014 to 12/31/2014.........  $24.92978    $25.38680        1,140
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.97563    $12.95541            0
    01/01/2010 to 12/31/2010.........  $12.95541    $16.01106          732
    01/01/2011 to 12/31/2011.........  $16.01106    $14.76666        1,110
    01/01/2012 to 12/31/2012.........  $14.76666    $17.11423        1,029
    01/01/2013 to 12/31/2013.........  $17.11423    $23.06551        3,667
    01/01/2014 to 12/31/2014.........  $23.06551    $23.81628        4,428
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03838    $12.15888      155,062
    01/01/2010 to 12/31/2010.........  $12.15888    $13.30202      171,666
    01/01/2011 to 12/31/2011.........  $13.30202    $13.30691      139,092
    01/01/2012 to 12/31/2012.........  $13.30691    $14.81356      161,350
    01/01/2013 to 12/31/2013.........  $14.81356    $16.97618      164,202
    01/01/2014 to 12/31/2014.........  $16.97618    $17.63046      159,889
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.10014    $12.91774        5,580
    01/01/2010 to 12/31/2010.........  $12.91774    $14.34884        6,842
    01/01/2011 to 12/31/2011.........  $14.34884    $13.84402        4,793
    01/01/2012 to 12/31/2012.........  $13.84402    $15.92130        5,676
    01/01/2013 to 12/31/2013.........  $15.92130    $20.25283        6,398
    01/01/2014 to 12/31/2014.........  $20.25283    $21.34885        7,483
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98699    $13.17447        8,187
    01/01/2010 to 12/31/2010.........  $13.17447    $14.96577        9,415
    01/01/2011 to 12/31/2011.........  $14.96577    $14.43104        8,226
    01/01/2012 to 12/31/2012.........  $14.43104    $16.64347       14,910
    01/01/2013 to 12/31/2013.........  $16.64347    $23.51273       24,376
    01/01/2014 to 12/31/2014.........  $23.51273    $24.98767       25,016

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.30108    $13.76951       13,807
    01/01/2010 to 12/31/2010.........  $13.76951    $16.26883       22,069
    01/01/2011 to 12/31/2011.........  $16.26883    $13.57744       25,322
    01/01/2012 to 12/31/2012.........  $13.57744    $13.79902       32,694
    01/01/2013 to 12/31/2013.........  $13.79902    $15.61693       22,004
    01/01/2014 to 12/31/2014.........  $15.61693    $14.03743       24,603
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01739    $11.11682        2,027
    01/01/2010 to 12/31/2010.........  $11.11682    $11.53051        5,017
    01/01/2011 to 12/31/2011.........  $11.53051    $11.77677        4,249
    01/01/2012 to 12/31/2012.........  $11.77677    $12.15478        5,035
    01/01/2013 to 12/31/2013.........  $12.15478    $11.47475       13,219
    01/01/2014 to 12/31/2014.........  $11.47475    $11.31784       13,923
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.06178    $12.77693            0
    01/01/2010 to 12/31/2010.........  $12.77693    $14.36696            0
    01/01/2011 to 12/31/2011.........  $14.36696    $13.60557        3,701
    01/01/2012 to 12/31/2012.........  $13.60557    $14.81394        5,643
    01/01/2013 to 12/31/2013.........  $14.81394    $17.50990        4,970
    01/01/2014 to 12/31/2014.........  $17.50990    $18.12031        3,750
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98914    $10.76877       26,254
    01/01/2010 to 12/31/2010.........  $10.76877    $11.38650       56,860
    01/01/2011 to 12/31/2011.........  $11.38650    $11.84188       47,193
    01/01/2012 to 12/31/2012.........  $11.84188    $12.52719       46,465
    01/01/2013 to 12/31/2013.........  $12.52719    $12.10414       33,740
    01/01/2014 to 12/31/2014.........  $12.10414    $12.72711       29,465
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $10.07065    $12.83927       87,129
    01/01/2010 to 12/31/2010.........  $12.83927    $13.88351      139,902
    01/01/2011 to 12/31/2011.........  $13.88351    $13.39083       82,039
    01/01/2012 to 09/21/2012.........  $13.39083    $14.97302            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR
              HDLT5 ONLY HAV AND HD GRO OR HD GRO 60 BPS (2.15%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38880    $10.95680       984,985
    01/01/2007 to 12/31/2007.........  $10.95680    $11.71266     2,558,143
    01/01/2008 to 12/31/2008.........  $11.71266    $ 7.81625     2,684,150
    01/01/2009 to 12/31/2009.........  $ 7.81625    $ 9.51550     2,585,673
    01/01/2010 to 12/31/2010.........  $ 9.51550    $10.42979     2,528,955
    01/01/2011 to 12/31/2011.........  $10.42979    $ 9.93908     2,381,304
    01/01/2012 to 12/31/2012.........  $ 9.93908    $10.95233     2,293,332
    01/01/2013 to 12/31/2013.........  $10.95233    $11.79135     2,081,597
    01/01/2014 to 12/31/2014.........  $11.79135    $11.98395     1,999,223
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14338    $10.62093       101,351
    01/01/2007 to 12/31/2007.........  $10.62093    $11.38468       323,329
    01/01/2008 to 12/31/2008.........  $11.38468    $ 7.82320       411,881
    01/01/2009 to 12/31/2009.........  $ 7.82320    $ 9.66501       405,643
    01/01/2010 to 12/31/2010.........  $ 9.66501    $10.75845       408,031
    01/01/2011 to 12/31/2011.........  $10.75845    $10.54414       447,743
    01/01/2012 to 12/31/2012.........  $10.54414    $11.73066       448,691
    01/01/2013 to 12/31/2013.........  $11.73066    $13.38514       452,274
    01/01/2014 to 12/31/2014.........  $13.38514    $13.90376       442,767
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.69604    $11.77553             0
    01/01/2007 to 12/31/2007.........  $11.77553    $11.51406             0
    01/01/2008 to 12/31/2008.........  $11.51406    $ 7.35512             0
    01/01/2009 to 12/31/2009.........  $ 7.35512    $ 8.48006           955
    01/01/2010 to 12/31/2010.........  $ 8.48006    $ 9.45099         1,463
    01/01/2011 to 12/31/2011.........  $ 9.45099    $ 9.58274           297
    01/01/2012 to 05/04/2012.........  $ 9.58274    $10.39565             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33925    $10.84933       262,072
    01/01/2007 to 12/31/2007.........  $10.84933    $11.58366       863,900
    01/01/2008 to 12/31/2008.........  $11.58366    $ 8.08498     1,124,426
    01/01/2009 to 12/31/2009.........  $ 8.08498    $ 9.75872     1,177,713
    01/01/2010 to 12/31/2010.........  $ 9.75872    $10.72990     1,117,527
    01/01/2011 to 12/31/2011.........  $10.72990    $10.37669       992,099
    01/01/2012 to 12/31/2012.........  $10.37669    $11.42526       980,480
    01/01/2013 to 12/31/2013.........  $11.42526    $13.15871       951,892
    01/01/2014 to 12/31/2014.........  $13.15871    $13.72184       935,093
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99767    $ 9.13787         2,049
    01/01/2012 to 12/31/2012.........  $ 9.13787    $10.00940         6,178
    01/01/2013 to 12/31/2013.........  $10.00940    $10.86224        21,339
    01/01/2014 to 12/31/2014.........  $10.86224    $11.15414        21,204
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99825    $10.46698           182
    01/01/2014 to 12/31/2014.........  $10.46698    $10.61323           182
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99883    $ 9.34895             0
    01/01/2010 to 12/31/2010.........  $ 9.34895    $10.12019             0
    01/01/2011 to 12/31/2011.........  $10.12019    $10.86255             0
    01/01/2012 to 12/31/2012.........  $10.86255    $11.07639             0
    01/01/2013 to 12/31/2013.........  $11.07639    $10.76868             0
    01/01/2014 to 12/31/2014.........  $10.76868    $10.59064             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99826    $12.00012         3,347
    01/01/2009 to 12/31/2009.........  $12.00012    $11.03670        16,371
    01/01/2010 to 12/31/2010.........  $11.03670    $12.01294        17,593
    01/01/2011 to 12/31/2011.........  $12.01294    $13.35765             0
    01/01/2012 to 12/31/2012.........  $13.35765    $13.82354             0
    01/01/2013 to 12/31/2013.........  $13.82354    $13.10722             0
    01/01/2014 to 12/31/2014.........  $13.10722    $13.17292             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99826    $12.06868          467
    01/01/2009 to 12/31/2009.........  $12.06868    $10.90486        1,719
    01/01/2010 to 12/31/2010.........  $10.90486    $11.88816            0
    01/01/2011 to 12/31/2011.........  $11.88816    $13.49739            0
    01/01/2012 to 12/31/2012.........  $13.49739    $13.98700            0
    01/01/2013 to 12/31/2013.........  $13.98700    $13.03100            0
    01/01/2014 to 12/31/2014.........  $13.03100    $13.30075            0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99883    $ 8.76162            0
    01/01/2010 to 12/31/2010.........  $ 8.76162    $ 9.59316       86,467
    01/01/2011 to 12/31/2011.........  $ 9.59316    $11.14555        3,629
    01/01/2012 to 12/31/2012.........  $11.14555    $11.60016            0
    01/01/2013 to 12/31/2013.........  $11.60016    $10.61606        7,449
    01/01/2014 to 12/31/2014.........  $10.61606    $11.03272        6,214
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99767    $10.97418       34,183
    01/01/2011 to 12/31/2011.........  $10.97418    $12.92454      171,247
    01/01/2012 to 12/31/2012.........  $12.92454    $13.51172       93,962
    01/01/2013 to 12/31/2013.........  $13.51172    $12.30125          873
    01/01/2014 to 12/31/2014.........  $12.30125    $12.96721            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99825    $11.98335       55,970
    01/01/2012 to 12/31/2012.........  $11.98335    $12.41671       89,037
    01/01/2013 to 12/31/2013.........  $12.41671    $10.97074        5,914
    01/01/2014 to 12/31/2014.........  $10.97074    $11.85345        5,906
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99767    $10.36658        4,470
    01/01/2013 to 12/31/2013.........  $10.36658    $ 9.11332      172,267
    01/01/2014 to 12/31/2014.........  $ 9.11332    $10.04730       59,254
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99883    $ 8.72233      154,802
    01/01/2014 to 12/31/2014.........  $ 8.72233    $ 9.78466       69,304

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99883    $11.26778        36,347
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14502    $10.29414             0
    01/01/2010 to 12/31/2010.........  $10.29414    $11.46057             0
    01/01/2011 to 12/31/2011.........  $11.46057    $10.56090             0
    01/01/2012 to 12/31/2012.........  $10.56090    $11.70643             0
    01/01/2013 to 12/31/2013.........  $11.70643    $15.06200             0
    01/01/2014 to 12/31/2014.........  $15.06200    $16.25868             0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50780    $11.13289       689,026
    01/01/2007 to 12/31/2007.........  $11.13289    $11.95767     1,592,316
    01/01/2008 to 12/31/2008.........  $11.95767    $ 7.61582     1,859,769
    01/01/2009 to 12/31/2009.........  $ 7.61582    $ 9.34393     1,812,334
    01/01/2010 to 12/31/2010.........  $ 9.34393    $10.37074     1,767,556
    01/01/2011 to 12/31/2011.........  $10.37074    $ 9.90639     1,650,713
    01/01/2012 to 12/31/2012.........  $ 9.90639    $11.02837     1,555,937
    01/01/2013 to 12/31/2013.........  $11.02837    $13.24495     1,561,781
    01/01/2014 to 12/31/2014.........  $13.24495    $13.87306     1,553,356
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99825    $11.61702             0
    01/01/2014 to 12/31/2014.........  $11.61702    $12.92033             0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.11328    $16.02423             0
    01/01/2007 to 12/31/2007.........  $16.02423    $12.55783             0
    01/01/2008 to 12/31/2008.........  $12.55783    $ 7.98401             0
    01/01/2009 to 12/31/2009.........  $ 7.98401    $10.31138             0
    01/01/2010 to 12/31/2010.........  $10.31138    $12.99078           504
    01/01/2011 to 12/31/2011.........  $12.99078    $13.55593            73
    01/01/2012 to 12/31/2012.........  $13.55593    $15.30693           118
    01/01/2013 to 12/31/2013.........  $15.30693    $15.45428            23
    01/01/2014 to 12/31/2014.........  $15.45428    $19.80618           107

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22169    $11.71792            0
    01/01/2007 to 12/31/2007.........  $11.71792    $ 9.43198            0
    01/01/2008 to 07/18/2008.........  $ 9.43198    $ 8.61999            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99825    $ 9.65873        1,835
    01/01/2014 to 12/31/2014.........  $ 9.65873    $ 9.93793        1,835
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04361    $10.54213       84,281
    01/01/2007 to 12/31/2007.........  $10.54213    $11.20213      325,977
    01/01/2008 to 12/31/2008.........  $11.20213    $ 7.18420      338,203
    01/01/2009 to 12/31/2009.........  $ 7.18420    $ 8.71044      405,249
    01/01/2010 to 12/31/2010.........  $ 8.71044    $ 9.75195      412,281
    01/01/2011 to 12/31/2011.........  $ 9.75195    $ 9.40336      379,639
    01/01/2012 to 12/31/2012.........  $ 9.40336    $10.18410      395,793
    01/01/2013 to 12/31/2013.........  $10.18410    $11.44134      387,986
    01/01/2014 to 12/31/2014.........  $11.44134    $11.55347      389,012
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10348    $ 7.48354       14,194
    01/01/2009 to 12/31/2009.........  $ 7.48354    $ 8.88137       16,736
    01/01/2010 to 12/31/2010.........  $ 8.88137    $ 9.85295       18,386
    01/01/2011 to 12/31/2011.........  $ 9.85295    $ 9.40740       21,314
    01/01/2012 to 12/31/2012.........  $ 9.40740    $10.46483       26,619
    01/01/2013 to 12/31/2013.........  $10.46483    $12.21404       23,545
    01/01/2014 to 12/31/2014.........  $12.21404    $12.64070       25,915
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99826    $ 7.45733        5,874
    01/01/2009 to 11/13/2009.........  $ 7.45733    $ 8.30710            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.71445       40,068
    01/01/2013 to 12/31/2013.........  $10.71445    $13.05594       45,140
    01/01/2014 to 12/31/2014.........  $13.05594    $13.18731       42,323

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99825    $10.78251       1,225
    01/01/2014 to 12/31/2014.........  $10.78251    $10.82567       1,225
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17493    $ 6.10058         641
    01/01/2009 to 12/31/2009.........  $ 6.10058    $ 8.06833       1,402
    01/01/2010 to 12/31/2010.........  $ 8.06833    $ 9.49404       1,184
    01/01/2011 to 12/31/2011.........  $ 9.49404    $ 8.82617         566
    01/01/2012 to 12/31/2012.........  $ 8.82617    $10.95611         581
    01/01/2013 to 12/31/2013.........  $10.95611    $11.19183         148
    01/01/2014 to 12/31/2014.........  $11.19183    $12.48181         349
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.21585    $11.54033           0
    01/01/2007 to 12/31/2007.........  $11.54033    $12.87688           0
    01/01/2008 to 12/31/2008.........  $12.87688    $ 7.52930           0
    01/01/2009 to 12/31/2009.........  $ 7.52930    $11.01183           0
    01/01/2010 to 12/31/2010.........  $11.01183    $11.88909         209
    01/01/2011 to 12/31/2011.........  $11.88909    $11.17858           0
    01/01/2012 to 12/31/2012.........  $11.17858    $13.10590           0
    01/01/2013 to 12/31/2013.........  $13.10590    $16.64571           0
    01/01/2014 to 02/07/2014.........  $16.64571    $16.36765           0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62847    $11.74026           0
    01/01/2007 to 12/31/2007.........  $11.74026    $12.08115           0
    01/01/2008 to 12/31/2008.........  $12.08115    $ 7.01424           0
    01/01/2009 to 12/31/2009.........  $ 7.01424    $ 8.18418           0
    01/01/2010 to 12/31/2010.........  $ 8.18418    $ 9.04440           0
    01/01/2011 to 12/31/2011.........  $ 9.04440    $ 8.36561           0
    01/01/2012 to 12/31/2012.........  $ 8.36561    $ 9.79991           0
    01/01/2013 to 12/31/2013.........  $ 9.79991    $12.81173           0
    01/01/2014 to 12/31/2014.........  $12.81173    $14.18909           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.09667    $10.96352            0
    01/01/2007 to 12/31/2007.........  $10.96352    $12.80795            0
    01/01/2008 to 12/31/2008.........  $12.80795    $ 7.42328            0
    01/01/2009 to 12/31/2009.........  $ 7.42328    $11.41627          427
    01/01/2010 to 12/31/2010.........  $11.41627    $13.39182        1,187
    01/01/2011 to 12/31/2011.........  $13.39182    $12.71994          263
    01/01/2012 to 12/31/2012.........  $12.71994    $14.89424          202
    01/01/2013 to 12/31/2013.........  $14.89424    $19.27459           32
    01/01/2014 to 12/31/2014.........  $19.27459    $21.04401          158
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08915    $ 7.59217       40,561
    01/01/2009 to 12/31/2009.........  $ 7.59217    $ 9.17026       43,949
    01/01/2010 to 12/31/2010.........  $ 9.17026    $10.01855       36,638
    01/01/2011 to 12/31/2011.........  $10.01855    $ 9.75834       33,986
    01/01/2012 to 12/31/2012.........  $ 9.75834    $10.52024       35,467
    01/01/2013 to 12/31/2013.........  $10.52024    $11.31029       44,601
    01/01/2014 to 12/31/2014.........  $11.31029    $11.51968       48,480
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03314    $ 7.62336        1,306
    01/01/2009 to 12/31/2009.........  $ 7.62336    $ 9.46659        1,076
    01/01/2010 to 12/31/2010.........  $ 9.46659    $11.74810          465
    01/01/2011 to 12/31/2011.........  $11.74810    $11.65091          456
    01/01/2012 to 12/31/2012.........  $11.65091    $13.19484          500
    01/01/2013 to 12/31/2013.........  $13.19484    $17.93083          209
    01/01/2014 to 12/31/2014.........  $17.93083    $18.81697          471
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52053    $12.71928            0
    01/01/2007 to 12/31/2007.........  $12.71928    $12.59690            0
    01/01/2008 to 12/31/2008.........  $12.59690    $ 7.73169            0
    01/01/2009 to 12/31/2009.........  $ 7.73169    $ 8.95107            0
    01/01/2010 to 12/31/2010.........  $ 8.95107    $ 9.85304            0
    01/01/2011 to 12/31/2011.........  $ 9.85304    $ 9.59855            0
    01/01/2012 to 12/31/2012.........  $ 9.59855    $10.65551            0
    01/01/2013 to 12/31/2013.........  $10.65551    $14.04359            0
    01/01/2014 to 12/31/2014.........  $14.04359    $13.96212            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.06856    $10.60878           0
    01/01/2007 to 12/31/2007.........  $10.60878    $10.64201           0
    01/01/2008 to 12/31/2008.........  $10.64201    $ 7.75677           0
    01/01/2009 to 12/31/2009.........  $ 7.75677    $10.29318         904
    01/01/2010 to 12/31/2010.........  $10.29318    $11.43698       4,162
    01/01/2011 to 12/31/2011.........  $11.43698    $11.55188       2,408
    01/01/2012 to 12/31/2012.........  $11.55188    $12.87737         374
    01/01/2013 to 12/31/2013.........  $12.87737    $13.51149          81
    01/01/2014 to 12/31/2014.........  $13.51149    $13.56529         262
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99177    $10.57369           0
    01/01/2007 to 12/31/2007.........  $10.57369    $12.32194           0
    01/01/2008 to 12/31/2008.........  $12.32194    $ 6.00307           0
    01/01/2009 to 12/31/2009.........  $ 6.00307    $ 7.95060           0
    01/01/2010 to 12/31/2010.........  $ 7.95060    $ 8.91178           0
    01/01/2011 to 12/31/2011.........  $ 8.91178    $ 7.59690           0
    01/01/2012 to 12/31/2012.........  $ 7.59690    $ 8.95135           0
    01/01/2013 to 12/31/2013.........  $ 8.95135    $10.43284           0
    01/01/2014 to 12/31/2014.........  $10.43284    $ 9.64884           0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00992    $10.83593           0
    01/01/2007 to 12/31/2007.........  $10.83593    $12.49528           0
    01/01/2008 to 12/31/2008.........  $12.49528    $ 6.84949         838
    01/01/2009 to 12/31/2009.........  $ 6.84949    $ 8.75042         691
    01/01/2010 to 12/31/2010.........  $ 8.75042    $ 9.51572         263
    01/01/2011 to 12/31/2011.........  $ 9.51572    $ 8.14664         293
    01/01/2012 to 12/31/2012.........  $ 8.14664    $ 9.30490         321
    01/01/2013 to 12/31/2013.........  $ 9.30490    $10.88229         134
    01/01/2014 to 12/31/2014.........  $10.88229    $ 9.93905         302

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11166    $ 7.11750       10,115
    01/01/2009 to 12/31/2009.........  $ 7.11750    $ 8.82580       12,012
    01/01/2010 to 12/31/2010.........  $ 8.82580    $ 9.83405       15,656
    01/01/2011 to 12/31/2011.........  $ 9.83405    $ 9.57260       14,436
    01/01/2012 to 12/31/2012.........  $ 9.57260    $10.64380       18,387
    01/01/2013 to 12/31/2013.........  $10.64380    $12.11634       29,591
    01/01/2014 to 12/31/2014.........  $12.11634    $12.61628       32,188
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.08901    $12.75684            0
    01/01/2007 to 12/31/2007.........  $12.75684    $13.66576            0
    01/01/2008 to 12/31/2008.........  $13.66576    $ 7.84189            0
    01/01/2009 to 12/31/2009.........  $ 7.84189    $10.43150        1,337
    01/01/2010 to 12/31/2010.........  $10.43150    $10.94417        1,763
    01/01/2011 to 12/31/2011.........  $10.94417    $ 9.73366          529
    01/01/2012 to 12/31/2012.........  $ 9.73366    $11.61603          290
    01/01/2013 to 12/31/2013.........  $11.61603    $13.11836           75
    01/01/2014 to 12/31/2014.........  $13.11836    $12.02474          233
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.92161    $11.51373            0
    01/01/2007 to 12/31/2007.........  $11.51373    $11.48901       21,027
    01/01/2008 to 12/31/2008.........  $11.48901    $ 9.26576      216,934
    01/01/2009 to 12/31/2009.........  $ 9.26576    $11.06807      252,584
    01/01/2010 to 12/31/2010.........  $11.06807    $11.62819      210,165
    01/01/2011 to 12/31/2011.........  $11.62819    $11.41042      208,542
    01/01/2012 to 12/31/2012.........  $11.41042    $12.36735      203,929
    01/01/2013 to 12/31/2013.........  $12.36735    $13.44281      216,843
    01/01/2014 to 12/31/2014.........  $13.44281    $13.87695      205,078
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08364    $10.28433            0
    01/01/2010 to 12/31/2010.........  $10.28433    $11.20726            0
    01/01/2011 to 12/31/2011.........  $11.20726    $11.04434            0
    01/01/2012 to 12/31/2012.........  $11.04434    $12.45348            0
    01/01/2013 to 12/31/2013.........  $12.45348    $16.64059            0
    01/01/2014 to 12/31/2014.........  $16.64059    $17.83853            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06145    $12.19503           0
    01/01/2007 to 12/31/2007.........  $12.19503    $11.58035           0
    01/01/2008 to 12/31/2008.........  $11.58035    $ 6.63284           0
    01/01/2009 to 12/31/2009.........  $ 6.63284    $ 7.75509           0
    01/01/2010 to 12/31/2010.........  $ 7.75509    $ 8.59095           0
    01/01/2011 to 12/31/2011.........  $ 8.59095    $ 8.05852           0
    01/01/2012 to 12/31/2012.........  $ 8.05852    $ 9.22079           0
    01/01/2013 to 12/31/2013.........  $ 9.22079    $12.62489           0
    01/01/2014 to 12/31/2014.........  $12.62489    $14.05810           0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.13415    $11.40202           0
    01/01/2007 to 12/31/2007.........  $11.40202    $12.83108           0
    01/01/2008 to 12/31/2008.........  $12.83108    $ 7.07655           0
    01/01/2009 to 12/31/2009.........  $ 7.07655    $ 8.98924         599
    01/01/2010 to 12/31/2010.........  $ 8.98924    $10.53837         861
    01/01/2011 to 12/31/2011.........  $10.53837    $10.22269         345
    01/01/2012 to 12/31/2012.........  $10.22269    $11.23474         358
    01/01/2013 to 12/31/2013.........  $11.23474    $15.02504          76
    01/01/2014 to 12/31/2014.........  $15.02504    $16.26647         222
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19371    $10.65342           0
    01/01/2007 to 12/31/2007.........  $10.65342    $11.06283           0
    01/01/2008 to 12/31/2008.........  $11.06283    $ 8.31161           0
    01/01/2009 to 12/31/2009.........  $ 8.31161    $10.95231           0
    01/01/2010 to 12/31/2010.........  $10.95231    $12.16009       5,465
    01/01/2011 to 12/31/2011.........  $12.16009    $13.11538       1,712
    01/01/2012 to 12/31/2012.........  $13.11538    $13.60028           0
    01/01/2013 to 12/31/2013.........  $13.60028    $13.04772           0
    01/01/2014 to 12/31/2014.........  $13.04772    $13.58919           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.42528    $12.70063          0
    01/01/2007 to 12/31/2007.........  $12.70063    $13.60069          0
    01/01/2008 to 12/31/2008.........  $13.60069    $ 8.78861          0
    01/01/2009 to 12/31/2009.........  $ 8.78861    $11.31440          0
    01/01/2010 to 12/31/2010.........  $11.31440    $12.41066        197
    01/01/2011 to 12/31/2011.........  $12.41066    $11.76918          0
    01/01/2012 to 12/31/2012.........  $11.76918    $14.18000          0
    01/01/2013 to 12/31/2013.........  $14.18000    $17.71763          0
    01/01/2014 to 12/31/2014.........  $17.71763    $17.97436          0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03769    $11.50591          0
    01/01/2007 to 12/31/2007.........  $11.50591    $12.96421          0
    01/01/2008 to 12/31/2008.........  $12.96421    $ 8.08374          0
    01/01/2009 to 12/31/2009.........  $ 8.08374    $ 9.83697          0
    01/01/2010 to 12/31/2010.........  $ 9.83697    $10.86121          0
    01/01/2011 to 12/31/2011.........  $10.86121    $10.56972          0
    01/01/2012 to 12/31/2012.........  $10.56972    $12.11467          0
    01/01/2013 to 12/31/2013.........  $12.11467    $16.21309          0
    01/01/2014 to 12/31/2014.........  $16.21309    $17.25433          0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99826    $10.17925          0
    01/01/2013 to 12/31/2013.........  $10.17925    $13.40346          0
    01/01/2014 to 12/31/2014.........  $13.40346    $14.46206          0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04019    $11.53375          0
    01/01/2007 to 12/31/2007.........  $11.53375    $11.60037          0
    01/01/2008 to 12/31/2008.........  $11.60037    $ 7.02641        840
    01/01/2009 to 12/31/2009.........  $ 7.02641    $ 9.55328        692
    01/01/2010 to 12/31/2010.........  $ 9.55328    $11.56022        263
    01/01/2011 to 12/31/2011.........  $11.56022    $10.92663        293
    01/01/2012 to 12/31/2012.........  $10.92663    $12.66562        322
    01/01/2013 to 12/31/2013.........  $12.66562    $16.41830        134
    01/01/2014 to 12/31/2014.........  $16.41830    $18.47873        303

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99943    $10.17783            0
    01/01/2007 to 12/31/2007.........  $10.17783    $10.45102            0
    01/01/2008 to 12/31/2008.........  $10.45102    $10.48777        4,603
    01/01/2009 to 12/31/2009.........  $10.48777    $10.29201       14,531
    01/01/2010 to 12/31/2010.........  $10.29201    $10.07791        1,709
    01/01/2011 to 12/31/2011.........  $10.07791    $ 9.86837        3,458
    01/01/2012 to 12/31/2012.........  $ 9.86837    $ 9.66107        3,566
    01/01/2013 to 12/31/2013.........  $ 9.66107    $ 9.45779          195
    01/01/2014 to 12/31/2014.........  $ 9.45779    $ 9.25875          529
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.64597    $11.75586            0
    01/01/2007 to 12/31/2007.........  $11.75586    $11.87182            0
    01/01/2008 to 12/31/2008.........  $11.87182    $ 6.71043            0
    01/01/2009 to 12/31/2009.........  $ 6.71043    $ 9.23915            0
    01/01/2010 to 12/31/2010.........  $ 9.23915    $11.16454          372
    01/01/2011 to 12/31/2011.........  $11.16454    $10.65842            0
    01/01/2012 to 12/31/2012.........  $10.65842    $12.22088            0
    01/01/2013 to 12/31/2013.........  $12.22088    $16.98935            0
    01/01/2014 to 12/31/2014.........  $16.98935    $19.00188            0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02816    $10.06271            0
    01/01/2012 to 12/31/2012.........  $10.06271    $10.33058            0
    01/01/2013 to 12/31/2013.........  $10.33058    $ 9.82659            0
    01/01/2014 to 12/31/2014.........  $ 9.82659    $10.11528            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.35009    $12.60819            0
    01/01/2007 to 12/31/2007.........  $12.60819    $15.08190            0
    01/01/2008 to 12/31/2008.........  $15.08190    $ 8.38847          467
    01/01/2009 to 12/31/2009.........  $ 8.38847    $10.65813          594
    01/01/2010 to 12/31/2010.........  $10.65813    $13.42615        1,491
    01/01/2011 to 12/31/2011.........  $13.42615    $13.36567          609
    01/01/2012 to 12/31/2012.........  $13.36567    $14.70405          786
    01/01/2013 to 12/31/2013.........  $14.70405    $19.08876          301
    01/01/2014 to 12/31/2014.........  $19.08876    $20.17050          169

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.48889    $10.83586           0
    01/01/2007 to 12/31/2007.........  $10.83586    $12.59164           0
    01/01/2008 to 12/31/2008.........  $12.59164    $ 7.08274       2,719
    01/01/2009 to 12/31/2009.........  $ 7.08274    $ 8.49810       2,423
    01/01/2010 to 12/31/2010.........  $ 8.49810    $10.00545       1,808
    01/01/2011 to 04/29/2011.........  $10.00545    $11.20572           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99826    $10.29125           0
    01/01/2013 to 12/31/2013.........  $10.29125    $11.98012           0
    01/01/2014 to 12/31/2014.........  $11.98012    $12.33061           0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10100    $ 5.56220           0
    01/01/2009 to 12/31/2009.........  $ 5.56220    $ 9.06699         475
    01/01/2010 to 12/31/2010.........  $ 9.06699    $10.85299       1,391
    01/01/2011 to 12/31/2011.........  $10.85299    $ 8.47100         321
    01/01/2012 to 12/31/2012.........  $ 8.47100    $ 9.77928         317
    01/01/2013 to 12/31/2013.........  $ 9.77928    $ 9.59482          63
    01/01/2014 to 12/31/2014.........  $ 9.59482    $ 8.95297         319
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.02208    $10.18235           0
    01/01/2007 to 12/31/2007.........  $10.18235    $10.64459           0
    01/01/2008 to 12/31/2008.........  $10.64459    $10.53674           0
    01/01/2009 to 12/31/2009.........  $10.53674    $11.37025           0
    01/01/2010 to 12/31/2010.........  $11.37025    $11.56490       5,769
    01/01/2011 to 12/31/2011.........  $11.56490    $11.57644       2,885
    01/01/2012 to 12/31/2012.........  $11.57644    $11.86441           0
    01/01/2013 to 12/31/2013.........  $11.86441    $11.36215           0
    01/01/2014 to 12/31/2014.........  $11.36215    $11.11228           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97090    $10.27161            0
    01/01/2007 to 12/31/2007.........  $10.27161    $10.88965            0
    01/01/2008 to 12/31/2008.........  $10.88965    $10.41948            0
    01/01/2009 to 12/31/2009.........  $10.41948    $11.88583        3,056
    01/01/2010 to 12/31/2010.........  $11.88583    $12.53367       11,998
    01/01/2011 to 12/31/2011.........  $12.53367    $12.66037        4,729
    01/01/2012 to 12/31/2012.........  $12.66037    $13.54882        2,500
    01/01/2013 to 12/31/2013.........  $13.54882    $13.01993          811
    01/01/2014 to 12/31/2014.........  $13.01993    $13.28517        1,555
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19055    $10.60497       25,035
    01/01/2007 to 12/31/2007.........  $10.60497    $11.28575      157,176
    01/01/2008 to 12/31/2008.........  $11.28575    $ 8.89526      403,095
    01/01/2009 to 12/31/2009.........  $ 8.89526    $10.45297      454,267
    01/01/2010 to 12/31/2010.........  $10.45297    $11.31482      415,615
    01/01/2011 to 12/31/2011.........  $11.31482    $11.18744      376,199
    01/01/2012 to 12/31/2012.........  $11.18744    $12.08780      405,336
    01/01/2013 to 12/31/2013.........  $12.08780    $12.92344      405,941
    01/01/2014 to 12/31/2014.........  $12.92344    $13.38204      396,738
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01817    $10.06259            0
    01/01/2012 to 12/31/2012.........  $10.06259    $10.55085            0
    01/01/2013 to 12/31/2013.........  $10.55085    $10.08987            0
    01/01/2014 to 12/31/2014.........  $10.08987    $10.47613            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16332    $10.44382       71,321
    01/01/2007 to 12/31/2007.........  $10.44382    $11.39013      217,263
    01/01/2008 to 12/31/2008.........  $11.39013    $ 6.61081      279,112
    01/01/2009 to 12/31/2009.........  $ 6.61081    $ 8.15269      320,913
    01/01/2010 to 12/31/2010.........  $ 8.15269    $ 9.49915      335,516
    01/01/2011 to 12/31/2011.........  $ 9.49915    $ 8.72164      289,364
    01/01/2012 to 12/31/2012.........  $ 8.72164    $ 9.64095      276,214
    01/01/2013 to 12/31/2013.........  $ 9.64095    $11.04506      295,386
    01/01/2014 to 12/31/2014.........  $11.04506    $11.80709      280,445

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62248    $11.42056            0
    01/01/2007 to 12/31/2007.........  $11.42056    $11.41173            0
    01/01/2008 to 12/31/2008.........  $11.41173    $ 6.84612            0
    01/01/2009 to 12/31/2009.........  $ 6.84612    $ 8.16461            0
    01/01/2010 to 12/31/2010.........  $ 8.16461    $ 9.19572          623
    01/01/2011 to 12/31/2011.........  $ 9.19572    $ 9.31379            0
    01/01/2012 to 12/31/2012.........  $ 9.31379    $10.83195            0
    01/01/2013 to 12/31/2013.........  $10.83195    $14.04263            0
    01/01/2014 to 12/31/2014.........  $14.04263    $16.11343            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99825    $ 8.87224            0
    01/01/2012 to 12/31/2012.........  $ 8.87224    $ 9.82808            0
    01/01/2013 to 12/31/2013.........  $ 9.82808    $11.77614        3,317
    01/01/2014 to 12/31/2014.........  $11.77614    $12.27770        3,316
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08097    $ 7.32380       22,171
    01/01/2009 to 12/31/2009.........  $ 7.32380    $ 8.84650       36,583
    01/01/2010 to 12/31/2010.........  $ 8.84650    $ 9.69251       46,112
    01/01/2011 to 12/31/2011.........  $ 9.69251    $ 9.31643       36,265
    01/01/2012 to 12/31/2012.........  $ 9.31643    $10.05781       42,650
    01/01/2013 to 12/31/2013.........  $10.05781    $11.07099       30,600
    01/01/2014 to 12/31/2014.........  $11.07099    $11.39502       37,309
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09915    $ 6.67683       18,437
    01/01/2009 to 12/31/2009.........  $ 6.67683    $ 8.29136       20,543
    01/01/2010 to 12/31/2010.........  $ 8.29136    $ 9.28112       29,681
    01/01/2011 to 12/31/2011.........  $ 9.28112    $ 8.86895       29,614
    01/01/2012 to 12/31/2012.........  $ 8.86895    $10.06261       31,938
    01/01/2013 to 12/31/2013.........  $10.06261    $11.62983       46,344
    01/01/2014 to 12/31/2014.........  $11.62983    $12.00354       53,486

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.45139    $11.03272            0
    01/01/2007 to 12/31/2007.........  $11.03272    $11.76249       18,528
    01/01/2008 to 12/31/2008.........  $11.76249    $ 8.03826       28,174
    01/01/2009 to 12/31/2009.........  $ 8.03826    $10.02627       46,245
    01/01/2010 to 12/31/2010.........  $10.02627    $10.97475       47,685
    01/01/2011 to 12/31/2011.........  $10.97475    $10.38093       45,287
    01/01/2012 to 12/31/2012.........  $10.38093    $11.29392       50,319
    01/01/2013 to 12/31/2013.........  $11.29392    $12.64847       51,210
    01/01/2014 to 12/31/2014.........  $12.64847    $12.75818       50,483
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.16315    $12.06616            0
    01/01/2007 to 12/31/2007.........  $12.06616    $13.13512            0
    01/01/2008 to 12/31/2008.........  $13.13512    $ 7.18873            0
    01/01/2009 to 12/31/2009.........  $ 7.18873    $ 9.33599            0
    01/01/2010 to 12/31/2010.........  $ 9.33599    $12.11421          313
    01/01/2011 to 12/31/2011.........  $12.11421    $10.30454        1,070
    01/01/2012 to 12/31/2012.........  $10.30454    $12.11213        1,210
    01/01/2013 to 12/31/2013.........  $12.11213    $16.69652          547
    01/01/2014 to 12/31/2014.........  $16.69652    $17.15266        1,047
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90474    $ 9.88267            0
    01/01/2007 to 12/31/2007.........  $ 9.88267    $10.36529            0
    01/01/2008 to 12/31/2008.........  $10.36529    $ 6.59557            0
    01/01/2009 to 12/31/2009.........  $ 6.59557    $ 8.64603          263
    01/01/2010 to 12/31/2010.........  $ 8.64603    $11.54673          207
    01/01/2011 to 12/31/2011.........  $11.54673    $11.19338           82
    01/01/2012 to 12/31/2012.........  $11.19338    $12.29157            0
    01/01/2013 to 12/31/2013.........  $12.29157    $16.26529            0
    01/01/2014 to 12/31/2014.........  $16.26529    $16.53096            0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.93965    $12.46359            0
    01/01/2007 to 12/31/2007.........  $12.46359    $11.51553            0
    01/01/2008 to 12/31/2008.........  $11.51553    $ 7.92294            0
    01/01/2009 to 12/31/2009.........  $ 7.92294    $ 9.85035          229
    01/01/2010 to 12/31/2010.........  $ 9.85035    $12.14978          417
    01/01/2011 to 12/31/2011.........  $12.14978    $11.18351           71
    01/01/2012 to 12/31/2012.........  $11.18351    $12.93597            0
    01/01/2013 to 12/31/2013.........  $12.93597    $17.40023            0
    01/01/2014 to 12/31/2014.........  $17.40023    $17.93134            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.68518    $11.35981            0
    01/01/2007 to 12/31/2007.........  $11.35981    $11.82256      161,875
    01/01/2008 to 12/31/2008.........  $11.82256    $ 8.57089      173,887
    01/01/2009 to 12/31/2009.........  $ 8.57089    $10.41585      227,995
    01/01/2010 to 12/31/2010.........  $10.41585    $11.37298      263,450
    01/01/2011 to 12/31/2011.........  $11.37298    $11.35486      257,883
    01/01/2012 to 12/31/2012.........  $11.35486    $12.61577      288,496
    01/01/2013 to 12/31/2013.........  $12.61577    $14.42921      320,672
    01/01/2014 to 12/31/2014.........  $14.42921    $14.95605      331,895
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00032    $12.20210            0
    01/01/2007 to 12/31/2007.........  $12.20210    $11.51791            0
    01/01/2008 to 12/31/2008.........  $11.51791    $ 6.55256            0
    01/01/2009 to 12/31/2009.........  $ 6.55256    $ 7.94114          675
    01/01/2010 to 12/31/2010.........  $ 7.94114    $ 8.80362          945
    01/01/2011 to 12/31/2011.........  $ 8.80362    $ 8.47732          314
    01/01/2012 to 12/31/2012.........  $ 8.47732    $ 9.73017          341
    01/01/2013 to 12/31/2013.........  $ 9.73017    $12.35305           80
    01/01/2014 to 12/31/2014.........  $12.35305    $12.99600          222
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93977    $10.43471            0
    01/01/2007 to 12/31/2007.........  $10.43471    $11.05504            0
    01/01/2008 to 12/31/2008.........  $11.05504    $ 6.43180            0
    01/01/2009 to 12/31/2009.........  $ 6.43180    $ 9.65708            0
    01/01/2010 to 12/31/2010.........  $ 9.65708    $10.94866            0
    01/01/2011 to 12/31/2011.........  $10.94866    $10.53687            0
    01/01/2012 to 12/31/2012.........  $10.53687    $12.12848            0
    01/01/2013 to 12/31/2013.........  $12.12848    $17.10074            0
    01/01/2014 to 12/31/2014.........  $17.10074    $18.13790            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.73591    $13.26331            0
    01/01/2007 to 12/31/2007.........  $13.26331    $18.24214            0
    01/01/2008 to 12/31/2008.........  $18.24214    $ 8.93123            0
    01/01/2009 to 12/31/2009.........  $ 8.93123    $13.05802          414
    01/01/2010 to 12/31/2010.........  $13.05802    $15.39811        1,941
    01/01/2011 to 12/31/2011.........  $15.39811    $12.82550          854
    01/01/2012 to 12/31/2012.........  $12.82550    $13.00913          985
    01/01/2013 to 12/31/2013.........  $13.00913    $14.69414          494
    01/01/2014 to 12/31/2014.........  $14.69414    $13.18203          197

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.52835    $ 9.79265            0
    01/01/2007 to 12/31/2007.........  $ 9.79265    $10.51014            0
    01/01/2008 to 12/31/2008.........  $10.51014    $10.03832            0
    01/01/2009 to 12/31/2009.........  $10.03832    $11.01755        1,252
    01/01/2010 to 12/31/2010.........  $11.01755    $11.40516        5,304
    01/01/2011 to 12/31/2011.........  $11.40516    $11.62600        2,357
    01/01/2012 to 12/31/2012.........  $11.62600    $11.97556          297
    01/01/2013 to 12/31/2013.........  $11.97556    $11.28342           42
    01/01/2014 to 12/31/2014.........  $11.28342    $11.10740          126
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62670    $11.31844            0
    01/01/2007 to 12/31/2007.........  $11.31844    $12.13812            0
    01/01/2008 to 12/31/2008.........  $12.13812    $ 6.85286        6,145
    01/01/2009 to 12/31/2009.........  $ 6.85286    $ 8.61586        6,280
    01/01/2010 to 12/31/2010.........  $ 8.61586    $ 9.66907        4,063
    01/01/2011 to 12/31/2011.........  $ 9.66907    $ 9.13871        5,089
    01/01/2012 to 12/31/2012.........  $ 9.13871    $ 9.93078        5,256
    01/01/2013 to 12/31/2013.........  $ 9.93078    $11.71505        5,730
    01/01/2014 to 12/31/2014.........  $11.71505    $12.09976       11,030
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99825    $ 9.97382            0
    01/01/2008 to 12/31/2008.........  $ 9.97382    $ 9.25507            0
    01/01/2009 to 12/31/2009.........  $ 9.25507    $10.11398            0
    01/01/2010 to 12/31/2010.........  $10.11398    $10.67324        5,081
    01/01/2011 to 12/31/2011.........  $10.67324    $11.07849        3,621
    01/01/2012 to 12/31/2012.........  $11.07849    $11.69664          891
    01/01/2013 to 12/31/2013.........  $11.69664    $11.27951          343
    01/01/2014 to 12/31/2014.........  $11.27951    $11.83691          332
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07798    $ 6.62220       24,606
    01/01/2009 to 12/31/2009.........  $ 6.62220    $ 8.43190       32,302
    01/01/2010 to 12/31/2010.........  $ 8.43190    $ 9.09971       46,682
    01/01/2011 to 12/31/2011.........  $ 9.09971    $ 8.75962       40,420
    01/01/2012 to 09/21/2012.........  $ 8.75962    $ 9.78063            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.30%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38254    $10.93964      135,746
    01/01/2007 to 12/31/2007.........  $10.93964    $11.67705      391,450
    01/01/2008 to 12/31/2008.........  $11.67705    $ 7.78101      400,452
    01/01/2009 to 12/31/2009.........  $ 7.78101    $ 9.45889      386,144
    01/01/2010 to 12/31/2010.........  $ 9.45889    $10.35258      365,884
    01/01/2011 to 12/31/2011.........  $10.35258    $ 9.85110      349,067
    01/01/2012 to 12/31/2012.........  $ 9.85110    $10.83936      322,739
    01/01/2013 to 12/31/2013.........  $10.83936    $11.65248      294,864
    01/01/2014 to 12/31/2014.........  $11.65248    $11.82550      279,890
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14153    $10.60866       17,857
    01/01/2007 to 12/31/2007.........  $10.60866    $11.35477       69,843
    01/01/2008 to 12/31/2008.........  $11.35477    $ 7.79118       47,145
    01/01/2009 to 12/31/2009.........  $ 7.79118    $ 9.61143       48,328
    01/01/2010 to 12/31/2010.........  $ 9.61143    $10.68319       51,361
    01/01/2011 to 12/31/2011.........  $10.68319    $10.45514       51,573
    01/01/2012 to 12/31/2012.........  $10.45514    $11.61448       49,699
    01/01/2013 to 12/31/2013.........  $11.61448    $13.23315       52,117
    01/01/2014 to 12/31/2014.........  $13.23315    $13.72573       49,418
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.67819    $11.74441            0
    01/01/2007 to 12/31/2007.........  $11.74441    $11.46666            0
    01/01/2008 to 12/31/2008.........  $11.46666    $ 7.31404            0
    01/01/2009 to 12/31/2009.........  $ 7.31404    $ 8.42035            0
    01/01/2010 to 12/31/2010.........  $ 8.42035    $ 9.37086            0
    01/01/2011 to 12/31/2011.........  $ 9.37086    $ 9.48765            0
    01/01/2012 to 05/04/2012.........  $ 9.48765    $10.28723            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33300    $10.83221       48,426
    01/01/2007 to 12/31/2007.........  $10.83221    $11.54845      171,214
    01/01/2008 to 12/31/2008.........  $11.54845    $ 8.04854      213,105
    01/01/2009 to 12/31/2009.........  $ 8.04854    $ 9.70059      237,061
    01/01/2010 to 12/31/2010.........  $ 9.70059    $10.65023      244,246
    01/01/2011 to 12/31/2011.........  $10.65023    $10.28464      234,903
    01/01/2012 to 12/31/2012.........  $10.28464    $11.30707      224,766
    01/01/2013 to 12/31/2013.........  $11.30707    $13.00353      207,425
    01/01/2014 to 12/31/2014.........  $13.00353    $13.54010      194,889
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99751    $ 9.12885            0
    01/01/2012 to 12/31/2012.........  $ 9.12885    $ 9.98474            0
    01/01/2013 to 12/31/2013.........  $ 9.98474    $10.81958            0
    01/01/2014 to 12/31/2014.........  $10.81958    $11.09402        6,336
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $10.45656            0
    01/01/2014 to 12/31/2014.........  $10.45656    $10.58720            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14490    $10.29213            0
    01/01/2010 to 12/31/2010.........  $10.29213    $11.44159            0
    01/01/2011 to 12/31/2011.........  $11.44159    $10.52792            0
    01/01/2012 to 12/31/2012.........  $10.52792    $11.65274            0
    01/01/2013 to 12/31/2013.........  $11.65274    $14.97096            0
    01/01/2014 to 12/31/2014.........  $14.97096    $16.13666            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50138    $11.11514      128,166
    01/01/2007 to 12/31/2007.........  $11.11514    $11.92105      417,634
    01/01/2008 to 12/31/2008.........  $11.92105    $ 7.58135      457,337
    01/01/2009 to 12/31/2009.........  $ 7.58135    $ 9.28814      451,348
    01/01/2010 to 12/31/2010.........  $ 9.28814    $10.29386      404,450
    01/01/2011 to 12/31/2011.........  $10.29386    $ 9.81857      378,795
    01/01/2012 to 12/31/2012.........  $ 9.81857    $10.91458      326,988
    01/01/2013 to 12/31/2013.........  $10.91458    $13.08906      306,909
    01/01/2014 to 12/31/2014.........  $13.08906    $13.68977      288,274

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99813    $11.60230            0
    01/01/2014 to 12/31/2014.........  $11.60230    $12.88496            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.09141    $15.98198            0
    01/01/2007 to 12/31/2007.........  $15.98198    $12.50625            0
    01/01/2008 to 12/31/2008.........  $12.50625    $ 7.93961            0
    01/01/2009 to 12/31/2009.........  $ 7.93961    $10.23905            0
    01/01/2010 to 12/31/2010.........  $10.23905    $12.88076            0
    01/01/2011 to 12/31/2011.........  $12.88076    $13.42144            0
    01/01/2012 to 12/31/2012.........  $13.42144    $15.13273            0
    01/01/2013 to 12/31/2013.........  $15.13273    $15.25591            0
    01/01/2014 to 12/31/2014.........  $15.25591    $19.52324            0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20289    $11.68686            0
    01/01/2007 to 12/31/2007.........  $11.68686    $ 9.39302            0
    01/01/2008 to 07/18/2008.........  $ 9.39302    $ 8.57750            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $ 9.64906            0
    01/01/2014 to 12/31/2014.........  $ 9.64906    $ 9.91332            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04179    $10.53003       18,627
    01/01/2007 to 12/31/2007.........  $10.53003    $11.17279       75,804
    01/01/2008 to 12/31/2008.........  $11.17279    $ 7.15487       96,940
    01/01/2009 to 12/31/2009.........  $ 7.15487    $ 8.66215       92,702
    01/01/2010 to 12/31/2010.........  $ 8.66215    $ 9.68378       89,678
    01/01/2011 to 12/31/2011.........  $ 9.68378    $ 9.32398       82,557
    01/01/2012 to 12/31/2012.........  $ 9.32398    $10.08333       77,389
    01/01/2013 to 12/31/2013.........  $10.08333    $11.31154       73,844
    01/01/2014 to 12/31/2014.........  $11.31154    $11.40557       66,248

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10344    $ 7.47620           0
    01/01/2009 to 12/31/2009.........  $ 7.47620    $ 8.85972           0
    01/01/2010 to 12/31/2010.........  $ 8.85972    $ 9.81450           0
    01/01/2011 to 12/31/2011.........  $ 9.81450    $ 9.35692           0
    01/01/2012 to 12/31/2012.........  $ 9.35692    $10.39334           0
    01/01/2013 to 12/31/2013.........  $10.39334    $12.11275           0
    01/01/2014 to 12/31/2014.........  $12.11275    $12.51742           0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99814    $ 7.45232           0
    01/01/2009 to 11/13/2009.........  $ 7.45232    $ 8.29100           0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99814    $10.70381       1,502
    01/01/2013 to 12/31/2013.........  $10.70381    $13.02381       1,448
    01/01/2014 to 12/31/2014.........  $13.02381    $13.13555       1,388
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99813    $10.77163           0
    01/01/2014 to 12/31/2014.........  $10.77163    $10.79879           0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17481    $ 6.09650           0
    01/01/2009 to 12/31/2009.........  $ 6.09650    $ 8.05116           0
    01/01/2010 to 12/31/2010.........  $ 8.05116    $ 9.46002           0
    01/01/2011 to 12/31/2011.........  $ 9.46002    $ 8.78163           0
    01/01/2012 to 12/31/2012.........  $ 8.78163    $10.88468           0
    01/01/2013 to 12/31/2013.........  $10.88468    $11.10256           0
    01/01/2014 to 12/31/2014.........  $11.10256    $12.36411           0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.19701    $11.50977           0
    01/01/2007 to 12/31/2007.........  $11.50977    $12.82386           0
    01/01/2008 to 12/31/2008.........  $12.82386    $ 7.48722           0
    01/01/2009 to 12/31/2009.........  $ 7.48722    $10.93431           0
    01/01/2010 to 12/31/2010.........  $10.93431    $11.78814           0
    01/01/2011 to 12/31/2011.........  $11.78814    $11.06745           0
    01/01/2012 to 12/31/2012.........  $11.06745    $12.95645           0
    01/01/2013 to 12/31/2013.........  $12.95645    $16.43180           0
    01/01/2014 to 02/07/2014.........  $16.43180    $16.15486           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61064    $11.70917           0
    01/01/2007 to 12/31/2007.........  $11.70917    $12.03143           0
    01/01/2008 to 12/31/2008.........  $12.03143    $ 6.97511           0
    01/01/2009 to 12/31/2009.........  $ 6.97511    $ 8.12654           0
    01/01/2010 to 12/31/2010.........  $ 8.12654    $ 8.96759           0
    01/01/2011 to 12/31/2011.........  $ 8.96759    $ 8.28237           0
    01/01/2012 to 12/31/2012.........  $ 8.28237    $ 9.68809           0
    01/01/2013 to 12/31/2013.........  $ 9.68809    $12.64699           0
    01/01/2014 to 12/31/2014.........  $12.64699    $13.98609           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07819    $10.93456           0
    01/01/2007 to 12/31/2007.........  $10.93456    $12.75534           0
    01/01/2008 to 12/31/2008.........  $12.75534    $ 7.38191           0
    01/01/2009 to 12/31/2009.........  $ 7.38191    $11.33587           0
    01/01/2010 to 12/31/2010.........  $11.33587    $13.27803           0
    01/01/2011 to 12/31/2011.........  $13.27803    $12.59342           0
    01/01/2012 to 12/31/2012.........  $12.59342    $14.72440           0
    01/01/2013 to 12/31/2013.........  $14.72440    $19.02687           0
    01/01/2014 to 12/31/2014.........  $19.02687    $20.74304           0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08911    $ 7.58468       1,612
    01/01/2009 to 12/31/2009.........  $ 7.58468    $ 9.14789       1,534
    01/01/2010 to 12/31/2010.........  $ 9.14789    $ 9.97940       1,458
    01/01/2011 to 12/31/2011.........  $ 9.97940    $ 9.70594       1,384
    01/01/2012 to 12/31/2012.........  $ 9.70594    $10.44837       1,331
    01/01/2013 to 12/31/2013.........  $10.44837    $11.21657       1,314
    01/01/2014 to 12/31/2014.........  $11.21657    $11.40747       1,256
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03302    $ 7.61835           0
    01/01/2009 to 12/31/2009.........  $ 7.61835    $ 9.44641           0
    01/01/2010 to 12/31/2010.........  $ 9.44641    $11.70578           0
    01/01/2011 to 12/31/2011.........  $11.70578    $11.59196           0
    01/01/2012 to 12/31/2012.........  $11.59196    $13.10878           0
    01/01/2013 to 12/31/2013.........  $13.10878    $17.78780           0
    01/01/2014 to 12/31/2014.........  $17.78780    $18.63957           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50126    $12.68570         0
    01/01/2007 to 12/31/2007.........  $12.68570    $12.54510         0
    01/01/2008 to 12/31/2008.........  $12.54510    $ 7.68854         0
    01/01/2009 to 12/31/2009.........  $ 7.68854    $ 8.88795         0
    01/01/2010 to 12/31/2010.........  $ 8.88795    $ 9.76915         0
    01/01/2011 to 12/31/2011.........  $ 9.76915    $ 9.50286         0
    01/01/2012 to 12/31/2012.........  $ 9.50286    $10.53358         0
    01/01/2013 to 12/31/2013.........  $10.53358    $13.86255         0
    01/01/2014 to 12/31/2014.........  $13.86255    $13.76195         0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.05159    $10.58061         0
    01/01/2007 to 12/31/2007.........  $10.58061    $10.59817         0
    01/01/2008 to 12/31/2008.........  $10.59817    $ 7.71350         0
    01/01/2009 to 12/31/2009.........  $ 7.71350    $10.22092         0
    01/01/2010 to 12/31/2010.........  $10.22092    $11.33996         0
    01/01/2011 to 12/31/2011.........  $11.33996    $11.43711         0
    01/01/2012 to 12/31/2012.........  $11.43711    $12.73073         0
    01/01/2013 to 12/31/2013.........  $12.73073    $13.33806         0
    01/01/2014 to 12/31/2014.........  $13.33806    $13.37164         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99165    $10.56332         0
    01/01/2007 to 12/31/2007.........  $10.56332    $12.29178         0
    01/01/2008 to 12/31/2008.........  $12.29178    $ 5.97954         0
    01/01/2009 to 12/31/2009.........  $ 5.97954    $ 7.90775         0
    01/01/2010 to 12/31/2010.........  $ 7.90775    $ 8.85072         0
    01/01/2011 to 12/31/2011.........  $ 8.85072    $ 7.53378         0
    01/01/2012 to 12/31/2012.........  $ 7.53378    $ 8.86389         0
    01/01/2013 to 12/31/2013.........  $ 8.86389    $10.31589         0
    01/01/2014 to 12/31/2014.........  $10.31589    $ 9.52677         0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00980    $10.82527         0
    01/01/2007 to 12/31/2007.........  $10.82527    $12.46444         0
    01/01/2008 to 12/31/2008.........  $12.46444    $ 6.82250         0
    01/01/2009 to 12/31/2009.........  $ 6.82250    $ 8.70312         0
    01/01/2010 to 12/31/2010.........  $ 8.70312    $ 9.45037         0
    01/01/2011 to 12/31/2011.........  $ 9.45037    $ 8.07874         0
    01/01/2012 to 12/31/2012.........  $ 8.07874    $ 9.21373         0
    01/01/2013 to 12/31/2013.........  $ 9.21373    $10.75994         0
    01/01/2014 to 12/31/2014.........  $10.75994    $ 9.81286         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009........  $ 9.98124    $10.83253            0
    01/01/2010 to 12/31/2010.........  $10.83253    $11.73376            0
    01/01/2011 to 12/31/2011.........  $11.73376    $12.89793            0
    01/01/2012 to 12/31/2012.........  $12.89793    $13.79278            0
    01/01/2013 to 12/31/2013.........  $13.79278    $13.05358            0
    01/01/2014 to 12/31/2014.........  $13.05358    $13.61868            0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11162    $ 7.11052            0
    01/01/2009 to 12/31/2009.........  $ 7.11052    $ 8.80420            0
    01/01/2010 to 12/31/2010.........  $ 8.80420    $ 9.79553            0
    01/01/2011 to 12/31/2011.........  $ 9.79553    $ 9.52105            0
    01/01/2012 to 12/31/2012.........  $ 9.52105    $10.57078            0
    01/01/2013 to 12/31/2013.........  $10.57078    $12.01556            0
    01/01/2014 to 12/31/2014.........  $12.01556    $12.49292            0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.06881    $12.72312            0
    01/01/2007 to 12/31/2007.........  $12.72312    $13.60959            0
    01/01/2008 to 12/31/2008.........  $13.60959    $ 7.79817            0
    01/01/2009 to 12/31/2009.........  $ 7.79817    $10.35804            0
    01/01/2010 to 12/31/2010.........  $10.35804    $10.85122            0
    01/01/2011 to 12/31/2011.........  $10.85122    $ 9.63698            0
    01/01/2012 to 12/31/2012.........  $ 9.63698    $11.48382            0
    01/01/2013 to 12/31/2013.........  $11.48382    $12.94997            0
    01/01/2014 to 12/31/2014.........  $12.94997    $11.85292            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.90341    $11.48321            0
    01/01/2007 to 12/31/2007.........  $11.48321    $11.44173        3,770
    01/01/2008 to 12/31/2008.........  $11.44173    $ 9.21405       14,255
    01/01/2009 to 12/31/2009.........  $ 9.21405    $10.99024       16,985
    01/01/2010 to 12/31/2010.........  $10.99024    $11.52951       17,589
    01/01/2011 to 12/31/2011.........  $11.52951    $11.29693       14,288
    01/01/2012 to 12/31/2012.........  $11.29693    $12.22630       14,049
    01/01/2013 to 12/31/2013.........  $12.22630    $13.27000       13,740
    01/01/2014 to 12/31/2014.........  $13.27000    $13.67845       13,060

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08352    $10.28234         0
    01/01/2010 to 12/31/2010.........  $10.28234    $11.18859         0
    01/01/2011 to 12/31/2011.........  $11.18859    $11.00994         0
    01/01/2012 to 12/31/2012.........  $11.00994    $12.39649         0
    01/01/2013 to 12/31/2013.........  $12.39649    $16.54020         0
    01/01/2014 to 12/31/2014.........  $16.54020    $17.70496         0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04291    $12.16274         0
    01/01/2007 to 12/31/2007.........  $12.16274    $11.53283         0
    01/01/2008 to 12/31/2008.........  $11.53283    $ 6.59589         0
    01/01/2009 to 12/31/2009.........  $ 6.59589    $ 7.70055         0
    01/01/2010 to 12/31/2010.........  $ 7.70055    $ 8.51795         0
    01/01/2011 to 12/31/2011.........  $ 8.51795    $ 7.97841         0
    01/01/2012 to 12/31/2012.........  $ 7.97841    $ 9.11568         0
    01/01/2013 to 12/31/2013.........  $ 9.11568    $12.46280         0
    01/01/2014 to 12/31/2014.........  $12.46280    $13.85728         0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.11556    $11.37187         0
    01/01/2007 to 12/31/2007.........  $11.37187    $12.77831         0
    01/01/2008 to 12/31/2008.........  $12.77831    $ 7.03710         0
    01/01/2009 to 12/31/2009.........  $ 7.03710    $ 8.92597         0
    01/01/2010 to 12/31/2010.........  $ 8.92597    $10.44883         0
    01/01/2011 to 12/31/2011.........  $10.44883    $10.12099         0
    01/01/2012 to 12/31/2012.........  $10.12099    $11.10653         0
    01/01/2013 to 12/31/2013.........  $11.10653    $14.83180         0
    01/01/2014 to 12/31/2014.........  $14.83180    $16.03371         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.17666    $10.62529         0
    01/01/2007 to 12/31/2007.........  $10.62529    $11.01730         0
    01/01/2008 to 12/31/2008.........  $11.01730    $ 8.26531         0
    01/01/2009 to 12/31/2009.........  $ 8.26531    $10.87532         0
    01/01/2010 to 12/31/2010.........  $10.87532    $12.05706         0
    01/01/2011 to 12/31/2011.........  $12.05706    $12.98528         0
    01/01/2012 to 12/31/2012.........  $12.98528    $13.44559         0
    01/01/2013 to 12/31/2013.........  $13.44559    $12.88038         0
    01/01/2014 to 12/31/2014.........  $12.88038    $13.39520         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.40619    $12.66709         0
    01/01/2007 to 12/31/2007.........  $12.66709    $13.54490         0
    01/01/2008 to 12/31/2008.........  $13.54490    $ 8.73970         0
    01/01/2009 to 12/31/2009.........  $ 8.73970    $11.23486         0
    01/01/2010 to 12/31/2010.........  $11.23486    $12.30530         0
    01/01/2011 to 12/31/2011.........  $12.30530    $11.65219         0
    01/01/2012 to 12/31/2012.........  $11.65219    $14.01846         0
    01/01/2013 to 12/31/2013.........  $14.01846    $17.49024         0
    01/01/2014 to 12/31/2014.........  $17.49024    $17.71763         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.01921    $11.47554         0
    01/01/2007 to 12/31/2007.........  $11.47554    $12.91081         0
    01/01/2008 to 12/31/2008.........  $12.91081    $ 8.03870         0
    01/01/2009 to 12/31/2009.........  $ 8.03870    $ 9.76781         0
    01/01/2010 to 12/31/2010.........  $ 9.76781    $10.76895         0
    01/01/2011 to 12/31/2011.........  $10.76895    $10.46467         0
    01/01/2012 to 12/31/2012.........  $10.46467    $11.97661         0
    01/01/2013 to 12/31/2013.........  $11.97661    $16.00478         0
    01/01/2014 to 12/31/2014.........  $16.00478    $17.00761         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99814    $10.17373         0
    01/01/2013 to 12/31/2013.........  $10.17373    $13.37657         0
    01/01/2014 to 12/31/2014.........  $13.37657    $14.41184         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02184    $11.50338         0
    01/01/2007 to 12/31/2007.........  $11.50338    $11.55277         0
    01/01/2008 to 12/31/2008.........  $11.55277    $ 6.98732         0
    01/01/2009 to 12/31/2009.........  $ 6.98732    $ 9.48619         0
    01/01/2010 to 12/31/2010.........  $ 9.48619    $11.46229         0
    01/01/2011 to 12/31/2011.........  $11.46229    $10.81819         0
    01/01/2012 to 12/31/2012.........  $10.81819    $12.52141         0
    01/01/2013 to 12/31/2013.........  $12.52141    $16.20755         0
    01/01/2014 to 12/31/2014.........  $16.20755    $18.21469         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99931    $10.16774         0
    01/01/2007 to 12/31/2007.........  $10.16774    $10.42533         0
    01/01/2008 to 12/31/2008.........  $10.42533    $10.44662         0
    01/01/2009 to 12/31/2009.........  $10.44662    $10.23676         0
    01/01/2010 to 12/31/2010.........  $10.23676    $10.00912         0
    01/01/2011 to 12/31/2011.........  $10.00912    $ 9.78655         0
    01/01/2012 to 12/31/2012.........  $ 9.78655    $ 9.56663         0
    01/01/2013 to 12/31/2013.........  $ 9.56663    $ 9.35158         0
    01/01/2014 to 12/31/2014.........  $ 9.35158    $ 9.14136         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.62655    $11.72486         0
    01/01/2007 to 12/31/2007.........  $11.72486    $11.82312         0
    01/01/2008 to 12/31/2008.........  $11.82312    $ 6.67312         0
    01/01/2009 to 12/31/2009.........  $ 6.67312    $ 9.17426         0
    01/01/2010 to 12/31/2010.........  $ 9.17426    $11.06988         0
    01/01/2011 to 12/31/2011.........  $11.06988    $10.55254         0
    01/01/2012 to 12/31/2012.........  $10.55254    $12.08173         0
    01/01/2013 to 12/31/2013.........  $12.08173    $16.77143         0
    01/01/2014 to 12/31/2014.........  $16.77143    $18.73061         0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02804    $10.06016         0
    01/01/2012 to 12/31/2012.........  $10.06016    $10.31283         0
    01/01/2013 to 12/31/2013.........  $10.31283    $ 9.79532         0
    01/01/2014 to 12/31/2014.........  $ 9.79532    $10.06817         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.32946    $12.57489         0
    01/01/2007 to 12/31/2007.........  $12.57489    $15.01983         0
    01/01/2008 to 12/31/2008.........  $15.01983    $ 8.34158         0
    01/01/2009 to 12/31/2009.........  $ 8.34158    $10.58299         0
    01/01/2010 to 12/31/2010.........  $10.58299    $13.31188         0
    01/01/2011 to 12/31/2011.........  $13.31188    $13.23245         0
    01/01/2012 to 12/31/2012.........  $13.23245    $14.53608         0
    01/01/2013 to 12/31/2013.........  $14.53608    $18.84307         0
    01/01/2014 to 12/31/2014.........  $18.84307    $19.88175         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.46967    $10.80728         0
    01/01/2007 to 12/31/2007.........  $10.80728    $12.53991         0
    01/01/2008 to 12/31/2008.........  $12.53991    $ 7.04323         0
    01/01/2009 to 12/31/2009.........  $ 7.04323    $ 8.43830         0
    01/01/2010 to 12/31/2010.........  $ 8.43830    $ 9.92054         0
    01/01/2011 to 04/29/2011.........  $ 9.92054    $11.10530         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99814    $10.28113         0
    01/01/2013 to 12/31/2013.........  $10.28113    $11.95086         0
    01/01/2014 to 12/31/2014.........  $11.95086    $12.28242         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10088    $ 5.55848         0
    01/01/2009 to 12/31/2009.........  $ 5.55848    $ 9.04757         0
    01/01/2010 to 12/31/2010.........  $ 9.04757    $10.81385         0
    01/01/2011 to 12/31/2011.........  $10.81385    $ 8.42811         0
    01/01/2012 to 12/31/2012.........  $ 8.42811    $ 9.71539         0
    01/01/2013 to 12/31/2013.........  $ 9.71539    $ 9.51805         0
    01/01/2014 to 12/31/2014.........  $ 9.51805    $ 8.86830         0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.00525    $10.15533         0
    01/01/2007 to 12/31/2007.........  $10.15533    $10.60065         0
    01/01/2008 to 12/31/2008.........  $10.60065    $10.47781         0
    01/01/2009 to 12/31/2009.........  $10.47781    $11.29002         0
    01/01/2010 to 12/31/2010.........  $11.29002    $11.46655         0
    01/01/2011 to 12/31/2011.........  $11.46655    $11.46118         0
    01/01/2012 to 12/31/2012.........  $11.46118    $11.72899         0
    01/01/2013 to 12/31/2013.........  $11.72899    $11.21591         0
    01/01/2014 to 12/31/2014.........  $11.21591    $10.95294         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97078    $10.26154         0
    01/01/2007 to 12/31/2007.........  $10.26154    $10.86301         0
    01/01/2008 to 12/31/2008.........  $10.86301    $10.37888         0
    01/01/2009 to 12/31/2009.........  $10.37888    $11.82223         0
    01/01/2010 to 12/31/2010.........  $11.82223    $12.44845         0
    01/01/2011 to 12/31/2011.........  $12.44845    $12.55575         0
    01/01/2012 to 12/31/2012.........  $12.55575    $13.41715         0
    01/01/2013 to 12/31/2013.........  $13.41715    $12.87458         0
    01/01/2014 to 12/31/2014.........  $12.87458    $13.11750         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18438    $10.58832       16,431
    01/01/2007 to 12/31/2007.........  $10.58832    $11.25143       91,172
    01/01/2008 to 12/31/2008.........  $11.25143    $ 8.85527      114,769
    01/01/2009 to 12/31/2009.........  $ 8.85527    $10.39060      109,030
    01/01/2010 to 12/31/2010.........  $10.39060    $11.23093       96,319
    01/01/2011 to 12/31/2011.........  $11.23093    $11.08818       81,004
    01/01/2012 to 12/31/2012.........  $11.08818    $11.96291       77,081
    01/01/2013 to 12/31/2013.........  $11.96291    $12.77116       77,404
    01/01/2014 to 12/31/2014.........  $12.77116    $13.20504       72,581
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01805    $10.06005            0
    01/01/2012 to 12/31/2012.........  $10.06005    $10.53264            0
    01/01/2013 to 12/31/2013.........  $10.53264    $10.05767            0
    01/01/2014 to 12/31/2014.........  $10.05767    $10.42743            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16144    $10.43165        8,017
    01/01/2007 to 12/31/2007.........  $10.43165    $11.36002       35,459
    01/01/2008 to 12/31/2008.........  $11.36002    $ 6.58367       42,522
    01/01/2009 to 12/31/2009.........  $ 6.58367    $ 8.10732       45,017
    01/01/2010 to 12/31/2010.........  $ 8.10732    $ 9.43250       44,356
    01/01/2011 to 12/31/2011.........  $ 9.43250    $ 8.64767       43,054
    01/01/2012 to 12/31/2012.........  $ 8.64767    $ 9.54508       41,562
    01/01/2013 to 12/31/2013.........  $ 9.54508    $10.91902       40,527
    01/01/2014 to 12/31/2014.........  $10.91902    $11.65528       33,493
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.60473    $11.39044            0
    01/01/2007 to 12/31/2007.........  $11.39044    $11.36487            0
    01/01/2008 to 12/31/2008.........  $11.36487    $ 6.80785            0
    01/01/2009 to 12/31/2009.........  $ 6.80785    $ 8.10701            0
    01/01/2010 to 12/31/2010.........  $ 8.10701    $ 9.11744            0
    01/01/2011 to 12/31/2011.........  $ 9.11744    $ 9.22101            0
    01/01/2012 to 12/31/2012.........  $ 9.22101    $10.70831            0
    01/01/2013 to 12/31/2013.........  $10.70831    $13.86199            0
    01/01/2014 to 12/31/2014.........  $13.86199    $15.88287            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99813    $ 8.86352            0
    01/01/2012 to 12/31/2012.........  $ 8.86352    $ 9.80389            0
    01/01/2013 to 12/31/2013.........  $ 9.80389    $11.73000            0
    01/01/2014 to 12/31/2014.........  $11.73000    $12.21170            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08093    $ 7.31661            0
    01/01/2009 to 12/31/2009.........  $ 7.31661    $ 8.82485            0
    01/01/2010 to 12/31/2010.........  $ 8.82485    $ 9.65463            0
    01/01/2011 to 12/31/2011.........  $ 9.65463    $ 9.26641          906
    01/01/2012 to 12/31/2012.........  $ 9.26641    $ 9.98915          846
    01/01/2013 to 12/31/2013.........  $ 9.98915    $10.97919        2,223
    01/01/2014 to 12/31/2014.........  $10.97919    $11.28386        2,072
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09911    $ 6.67029            0
    01/01/2009 to 12/31/2009.........  $ 6.67029    $ 8.27102            0
    01/01/2010 to 12/31/2010.........  $ 8.27102    $ 9.24479            0
    01/01/2011 to 12/31/2011.........  $ 9.24479    $ 8.82135            0
    01/01/2012 to 12/31/2012.........  $ 8.82135    $ 9.99402            0
    01/01/2013 to 12/31/2013.........  $ 9.99402    $11.53373        1,062
    01/01/2014 to 12/31/2014.........  $11.53373    $11.88687          987
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.43396    $11.00360            0
    01/01/2007 to 12/31/2007.........  $11.00360    $11.71424        7,414
    01/01/2008 to 12/31/2008.........  $11.71424    $ 7.99351       14,280
    01/01/2009 to 12/31/2009.........  $ 7.99351    $ 9.95586       13,838
    01/01/2010 to 12/31/2010.........  $ 9.95586    $10.88156       17,757
    01/01/2011 to 12/31/2011.........  $10.88156    $10.27765       18,705
    01/01/2012 to 12/31/2012.........  $10.27765    $11.16511       18,015
    01/01/2013 to 12/31/2013.........  $11.16511    $12.48579       17,362
    01/01/2014 to 12/31/2014.........  $12.48579    $12.57570       16,750

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.14275    $12.03427         0
    01/01/2007 to 12/31/2007.........  $12.03427    $13.08104         0
    01/01/2008 to 12/31/2008.........  $13.08104    $ 7.14856         0
    01/01/2009 to 12/31/2009.........  $ 7.14856    $ 9.27013         0
    01/01/2010 to 12/31/2010.........  $ 9.27013    $12.01118         0
    01/01/2011 to 12/31/2011.........  $12.01118    $10.20193         0
    01/01/2012 to 12/31/2012.........  $10.20193    $11.97389         0
    01/01/2013 to 12/31/2013.........  $11.97389    $16.48166         0
    01/01/2014 to 12/31/2014.........  $16.48166    $16.90710         0
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90461    $ 9.87296         0
    01/01/2007 to 12/31/2007.........  $ 9.87296    $10.33994         0
    01/01/2008 to 12/31/2008.........  $10.33994    $ 6.56974         0
    01/01/2009 to 12/31/2009.........  $ 6.56974    $ 8.59961         0
    01/01/2010 to 12/31/2010.........  $ 8.59961    $11.46782         0
    01/01/2011 to 12/31/2011.........  $11.46782    $11.10068         0
    01/01/2012 to 12/31/2012.........  $11.10068    $12.17187         0
    01/01/2013 to 12/31/2013.........  $12.17187    $16.08335         0
    01/01/2014 to 12/31/2014.........  $16.08335    $16.32209         0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.91975    $12.43066         0
    01/01/2007 to 12/31/2007.........  $12.43066    $11.46817         0
    01/01/2008 to 12/31/2008.........  $11.46817    $ 7.87877         0
    01/01/2009 to 12/31/2009.........  $ 7.87877    $ 9.78101         0
    01/01/2010 to 12/31/2010.........  $ 9.78101    $12.04659         0
    01/01/2011 to 12/31/2011.........  $12.04659    $11.07233         0
    01/01/2012 to 12/31/2012.........  $11.07233    $12.78859         0
    01/01/2013 to 12/31/2013.........  $12.78859    $17.17681         0
    01/01/2014 to 12/31/2014.........  $17.17681    $17.67519         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.66736    $11.32989            0
    01/01/2007 to 12/31/2007.........  $11.32989    $11.77409       20,663
    01/01/2008 to 12/31/2008.........  $11.77409    $ 8.52312      118,316
    01/01/2009 to 12/31/2009.........  $ 8.52312    $10.34266      116,846
    01/01/2010 to 12/31/2010.........  $10.34266    $11.27647      113,717
    01/01/2011 to 12/31/2011.........  $11.27647    $11.24209      112,560
    01/01/2012 to 12/31/2012.........  $11.24209    $12.47207      107,540
    01/01/2013 to 12/31/2013.........  $12.47207    $14.24387      105,525
    01/01/2014 to 12/31/2014.........  $14.24387    $14.74231      101,668
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98195    $12.16986            0
    01/01/2007 to 12/31/2007.........  $12.16986    $11.47051            0
    01/01/2008 to 12/31/2008.........  $11.47051    $ 6.51593            0
    01/01/2009 to 12/31/2009.........  $ 6.51593    $ 7.88518            0
    01/01/2010 to 12/31/2010.........  $ 7.88518    $ 8.72888            0
    01/01/2011 to 12/31/2011.........  $ 8.72888    $ 8.39306            0
    01/01/2012 to 12/31/2012.........  $ 8.39306    $ 9.61933            0
    01/01/2013 to 12/31/2013.........  $ 9.61933    $12.19460            0
    01/01/2014 to 12/31/2014.........  $12.19460    $12.81051            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93965    $10.42445            0
    01/01/2007 to 12/31/2007.........  $10.42445    $11.02786            0
    01/01/2008 to 12/31/2008.........  $11.02786    $ 6.40651            0
    01/01/2009 to 12/31/2009.........  $ 6.40651    $ 9.60494            0
    01/01/2010 to 12/31/2010.........  $ 9.60494    $10.87354            0
    01/01/2011 to 12/31/2011.........  $10.87354    $10.44927            0
    01/01/2012 to 12/31/2012.........  $10.44927    $12.00993            0
    01/01/2013 to 12/31/2013.........  $12.00993    $16.90868            0
    01/01/2014 to 12/31/2014.........  $16.90868    $17.90792            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.71289    $13.22824            0
    01/01/2007 to 12/31/2007.........  $13.22824    $18.16705            0
    01/01/2008 to 12/31/2008.........  $18.16705    $ 8.88133            0
    01/01/2009 to 12/31/2009.........  $ 8.88133    $12.96586            0
    01/01/2010 to 12/31/2010.........  $12.96586    $15.26697            0
    01/01/2011 to 12/31/2011.........  $15.26697    $12.69771            0
    01/01/2012 to 12/31/2012.........  $12.69771    $12.86055            0
    01/01/2013 to 12/31/2013.........  $12.86055    $14.50493            0
    01/01/2014 to 12/31/2014.........  $14.50493    $12.99312            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.51240    $ 9.76680           0
    01/01/2007 to 12/31/2007.........  $ 9.76680    $10.46691           0
    01/01/2008 to 12/31/2008.........  $10.46691    $ 9.98246           0
    01/01/2009 to 12/31/2009.........  $ 9.98246    $10.94031           0
    01/01/2010 to 12/31/2010.........  $10.94031    $11.30855           0
    01/01/2011 to 12/31/2011.........  $11.30855    $11.51060           0
    01/01/2012 to 12/31/2012.........  $11.51060    $11.83935           0
    01/01/2013 to 12/31/2013.........  $11.83935    $11.13870           0
    01/01/2014 to 12/31/2014.........  $11.13870    $10.94878           0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62035    $11.30056           0
    01/01/2007 to 12/31/2007.........  $11.30056    $12.10105           0
    01/01/2008 to 12/31/2008.........  $12.10105    $ 6.82187           0
    01/01/2009 to 12/31/2009.........  $ 6.82187    $ 8.56459           0
    01/01/2010 to 12/31/2010.........  $ 8.56459    $ 9.59753           0
    01/01/2011 to 12/31/2011.........  $ 9.59753    $ 9.05781       1,875
    01/01/2012 to 12/31/2012.........  $ 9.05781    $ 9.82842       1,874
    01/01/2013 to 12/31/2013.........  $ 9.82842    $11.57734       2,950
    01/01/2014 to 12/31/2014.........  $11.57734    $11.93989       8,076
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99813    $ 9.97203           0
    01/01/2008 to 12/31/2008.........  $ 9.97203    $ 9.23980           0
    01/01/2009 to 12/31/2009.........  $ 9.23980    $10.08246           0
    01/01/2010 to 12/31/2010.........  $10.08246    $10.62443           0
    01/01/2011 to 12/31/2011.........  $10.62443    $11.01173           0
    01/01/2012 to 12/31/2012.........  $11.01173    $11.60902           0
    01/01/2013 to 12/31/2013.........  $11.60902    $11.17857           0
    01/01/2014 to 12/31/2014.........  $11.17857    $11.71370           0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07794    $ 6.61569           0
    01/01/2009 to 12/31/2009.........  $ 6.61569    $ 8.41122           0
    01/01/2010 to 12/31/2010.........  $ 8.41122    $ 9.06421       1,778
    01/01/2011 to 12/31/2011.........  $ 9.06421    $ 8.71266       1,707
    01/01/2012 to 09/21/2012.........  $ 8.71266    $ 9.71788           0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HDLT5 AND HIGHEST
       ANNIVERSARY VALUE DEATH BENEFIT OR HD GRO 60 BPS AND HAV (2.40%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.37838    $10.92810       454,465
    01/01/2007 to 12/31/2007.........  $10.92810    $11.65329       964,233
    01/01/2008 to 12/31/2008.........  $11.65329    $ 7.75760     1,072,366
    01/01/2009 to 12/31/2009.........  $ 7.75760    $ 9.42115     1,101,818
    01/01/2010 to 12/31/2010.........  $ 9.42115    $10.30116     1,032,569
    01/01/2011 to 12/31/2011.........  $10.30116    $ 9.79264       988,229
    01/01/2012 to 12/31/2012.........  $ 9.79264    $10.76451       985,973
    01/01/2013 to 12/31/2013.........  $10.76451    $11.56075       969,087
    01/01/2014 to 12/31/2014.........  $11.56075    $11.72090       940,667
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14034    $10.60042       153,760
    01/01/2007 to 12/31/2007.........  $10.60042    $11.33467       310,489
    01/01/2008 to 12/31/2008.........  $11.33467    $ 7.76986       321,275
    01/01/2009 to 12/31/2009.........  $ 7.76986    $ 9.57583       288,239
    01/01/2010 to 12/31/2010.........  $ 9.57583    $10.63329       291,769
    01/01/2011 to 12/31/2011.........  $10.63329    $10.39610       285,594
    01/01/2012 to 12/31/2012.........  $10.39610    $11.53773       285,336
    01/01/2013 to 12/31/2013.........  $11.53773    $13.13292       297,967
    01/01/2014 to 12/31/2014.........  $13.13292    $13.60848       292,510
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.66616    $11.72362             0
    01/01/2007 to 12/31/2007.........  $11.72362    $11.43510             0
    01/01/2008 to 12/31/2008.........  $11.43510    $ 7.28684             0
    01/01/2009 to 12/31/2009.........  $ 7.28684    $ 8.38086             0
    01/01/2010 to 12/31/2010.........  $ 8.38086    $ 9.31788             0
    01/01/2011 to 12/31/2011.........  $ 9.31788    $ 9.42483             0
    01/01/2012 to 05/04/2012.........  $ 9.42483    $10.21573             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.32889    $10.82085      190,663
    01/01/2007 to 12/31/2007.........  $10.82085    $11.52494      459,333
    01/01/2008 to 12/31/2008.........  $11.52494    $ 8.02434      412,633
    01/01/2009 to 12/31/2009.........  $ 8.02434    $ 9.66193      413,446
    01/01/2010 to 12/31/2010.........  $ 9.66193    $10.59745      404,281
    01/01/2011 to 12/31/2011.........  $10.59745    $10.22361      362,653
    01/01/2012 to 12/31/2012.........  $10.22361    $11.22915      374,366
    01/01/2013 to 12/31/2013.........  $11.22915    $12.90130      354,779
    01/01/2014 to 12/31/2014.........  $12.90130    $13.42061      326,119
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99740    $ 9.12279            0
    01/01/2012 to 12/31/2012.........  $ 9.12279    $ 9.96837            0
    01/01/2013 to 12/31/2013.........  $ 9.96837    $10.79132            0
    01/01/2014 to 12/31/2014.........  $10.79132    $11.05428            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $10.44952            0
    01/01/2014 to 12/31/2014.........  $10.44952    $10.56969            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99870    $ 9.32612            0
    01/01/2010 to 12/31/2010.........  $ 9.32612    $10.07081            0
    01/01/2011 to 12/31/2011.........  $10.07081    $10.78321            0
    01/01/2012 to 12/31/2012.........  $10.78321    $10.96860            0
    01/01/2013 to 12/31/2013.........  $10.96860    $10.63770            0
    01/01/2014 to 12/31/2014.........  $10.63770    $10.43635            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99806    $11.97274            0
    01/01/2009 to 12/31/2009.........  $11.97274    $10.98462            0
    01/01/2010 to 12/31/2010.........  $10.98462    $11.92705            0
    01/01/2011 to 12/31/2011.........  $11.92705    $13.22971            0
    01/01/2012 to 12/31/2012.........  $13.22971    $13.65761            0
    01/01/2013 to 12/31/2013.........  $13.65761    $12.91825            0
    01/01/2014 to 12/31/2014.........  $12.91825    $12.95134            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99806    $12.04125           0
    01/01/2009 to 12/31/2009.........  $12.04125    $10.85345           0
    01/01/2010 to 12/31/2010.........  $10.85345    $11.80330           0
    01/01/2011 to 12/31/2011.........  $11.80330    $13.36844           0
    01/01/2012 to 12/31/2012.........  $13.36844    $13.81956           0
    01/01/2013 to 12/31/2013.........  $13.81956    $12.84354           0
    01/01/2014 to 12/31/2014.........  $12.84354    $13.07734           0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99870    $ 8.74021           0
    01/01/2010 to 12/31/2010.........  $ 8.74021    $ 9.54633         111
    01/01/2011 to 12/31/2011.........  $ 9.54633    $11.06416           0
    01/01/2012 to 12/31/2012.........  $11.06416    $11.48725           0
    01/01/2013 to 12/31/2013.........  $11.48725    $10.48701           0
    01/01/2014 to 12/31/2014.........  $10.48701    $10.87196           0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99740    $10.94733           0
    01/01/2011 to 12/31/2011.........  $10.94733    $12.86160       1,098
    01/01/2012 to 12/31/2012.........  $12.86160    $13.41290           0
    01/01/2013 to 12/31/2013.........  $13.41290    $12.18147           0
    01/01/2014 to 12/31/2014.........  $12.18147    $12.80957           0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99805    $11.95414           0
    01/01/2012 to 12/31/2012.........  $11.95414    $12.35609           0
    01/01/2013 to 12/31/2013.........  $12.35609    $10.89052           0
    01/01/2014 to 12/31/2014.........  $10.89052    $11.73807           0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99741    $10.34131       1,285
    01/01/2013 to 12/31/2013.........  $10.34131    $ 9.06883       2,199
    01/01/2014 to 12/31/2014.........  $ 9.06883    $ 9.97388           0
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99870    $ 8.70101           0
    01/01/2014 to 12/31/2014.........  $ 8.70101    $ 9.73699       1,638

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2025
    01/02/2014* to 12/31/2014........  $ 9.99870    $11.24037            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14482    $10.29084            0
    01/01/2010 to 12/31/2010.........  $10.29084    $11.42897            0
    01/01/2011 to 12/31/2011.........  $11.42897    $10.50609            0
    01/01/2012 to 12/31/2012.........  $10.50609    $11.61712            0
    01/01/2013 to 12/31/2013.........  $11.61712    $14.91058            0
    01/01/2014 to 12/31/2014.........  $14.91058    $16.05588            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.49722    $11.10359      416,937
    01/01/2007 to 12/31/2007.........  $11.10359    $11.89686      947,042
    01/01/2008 to 12/31/2008.........  $11.89686    $ 7.55860      933,908
    01/01/2009 to 12/31/2009.........  $ 7.55860    $ 9.25117      922,407
    01/01/2010 to 12/31/2010.........  $ 9.25117    $10.24289      865,116
    01/01/2011 to 12/31/2011.........  $10.24289    $ 9.76047      804,025
    01/01/2012 to 12/31/2012.........  $ 9.76047    $10.83930      808,006
    01/01/2013 to 12/31/2013.........  $10.83930    $12.98607      759,479
    01/01/2014 to 12/31/2014.........  $12.98607    $13.56875      732,503
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99805    $11.59271            0
    01/01/2014 to 12/31/2014.........  $11.59271    $12.86175            0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.07699    $15.95403            0
    01/01/2007 to 12/31/2007.........  $15.95403    $12.47205            0
    01/01/2008 to 12/31/2008.........  $12.47205    $ 7.90995            0
    01/01/2009 to 12/31/2009.........  $ 7.90995    $10.19073            0
    01/01/2010 to 12/31/2010.........  $10.19073    $12.80753            0
    01/01/2011 to 12/31/2011.........  $12.80753    $13.33217            0
    01/01/2012 to 12/31/2012.........  $13.33217    $15.01728            0
    01/01/2013 to 12/31/2013.........  $15.01728    $15.12482            0
    01/01/2014 to 12/31/2014.........  $15.12482    $19.33649            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.19035    $11.66626            0
    01/01/2007 to 12/31/2007.........  $11.66626    $ 9.36725            0
    01/01/2008 to 07/18/2008.........  $ 9.36725    $ 8.54936            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $ 9.64271            0
    01/01/2014 to 12/31/2014.........  $ 9.64271    $ 9.89714            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04059    $10.52188       57,168
    01/01/2007 to 12/31/2007.........  $10.52188    $11.15319      162,545
    01/01/2008 to 12/31/2008.........  $11.15319    $ 7.13527      191,336
    01/01/2009 to 12/31/2009.........  $ 7.13527    $ 8.63008      184,524
    01/01/2010 to 12/31/2010.........  $ 8.63008    $ 9.63844      191,286
    01/01/2011 to 12/31/2011.........  $ 9.63844    $ 9.27120      185,407
    01/01/2012 to 12/31/2012.........  $ 9.27120    $10.01640      182,965
    01/01/2013 to 12/31/2013.........  $10.01640    $11.22551      198,962
    01/01/2014 to 12/31/2014.........  $11.22551    $11.30784      191,518
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10341    $ 7.47127          166
    01/01/2009 to 12/31/2009.........  $ 7.47127    $ 8.84522          229
    01/01/2010 to 12/31/2010.........  $ 8.84522    $ 9.78877          229
    01/01/2011 to 12/31/2011.........  $ 9.78877    $ 9.32332            0
    01/01/2012 to 12/31/2012.........  $ 9.32332    $10.34590            0
    01/01/2013 to 12/31/2013.........  $10.34590    $12.04573            0
    01/01/2014 to 12/31/2014.........  $12.04573    $12.43607            0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99806    $ 7.44902            0
    01/01/2009 to 11/13/2009.........  $ 7.44902    $ 8.28018            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99806    $10.69671        7,810
    01/01/2013 to 12/31/2013.........  $10.69671    $13.00237        9,465
    01/01/2014 to 12/31/2014.........  $13.00237    $13.10104        9,844

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99805    $10.76457        8,302
    01/01/2014 to 12/31/2014.........  $10.76457    $10.78118       20,253
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17473    $ 6.09375            0
    01/01/2009 to 12/31/2009.........  $ 6.09375    $ 8.03953            0
    01/01/2010 to 12/31/2010.........  $ 8.03953    $ 9.43708            0
    01/01/2011 to 12/31/2011.........  $ 9.43708    $ 8.75182            0
    01/01/2012 to 12/31/2012.........  $ 8.75182    $10.83725            0
    01/01/2013 to 12/31/2013.........  $10.83725    $11.04335            0
    01/01/2014 to 12/31/2014.........  $11.04335    $12.28611            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.18465    $11.48961            0
    01/01/2007 to 12/31/2007.........  $11.48961    $12.78878            0
    01/01/2008 to 12/31/2008.........  $12.78878    $ 7.45948            0
    01/01/2009 to 12/31/2009.........  $ 7.45948    $10.88318            0
    01/01/2010 to 12/31/2010.........  $10.88318    $11.72159            0
    01/01/2011 to 12/31/2011.........  $11.72159    $10.99420          253
    01/01/2012 to 12/31/2012.........  $10.99420    $12.85807          282
    01/01/2013 to 12/31/2013.........  $12.85807    $16.29101          128
    01/01/2014 to 02/07/2014.........  $16.29101    $16.01483            0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.59894    $11.68868            0
    01/01/2007 to 12/31/2007.........  $11.68868    $11.99851            0
    01/01/2008 to 12/31/2008.........  $11.99851    $ 6.94919            0
    01/01/2009 to 12/31/2009.........  $ 6.94919    $ 8.08841            0
    01/01/2010 to 12/31/2010.........  $ 8.08841    $ 8.91678            0
    01/01/2011 to 12/31/2011.........  $ 8.91678    $ 8.22741            0
    01/01/2012 to 12/31/2012.........  $ 8.22741    $ 9.61437            0
    01/01/2013 to 12/31/2013.........  $ 9.61437    $12.53839            0
    01/01/2014 to 12/31/2014.........  $12.53839    $13.85256            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06581    $10.91536            0
    01/01/2007 to 12/31/2007.........  $10.91536    $12.72041            0
    01/01/2008 to 12/31/2008.........  $12.72041    $ 7.35455            0
    01/01/2009 to 12/31/2009.........  $ 7.35455    $11.28278            0
    01/01/2010 to 12/31/2010.........  $11.28278    $13.20290            0
    01/01/2011 to 12/31/2011.........  $13.20290    $12.50997            0
    01/01/2012 to 12/31/2012.........  $12.50997    $14.61247            0
    01/01/2013 to 12/31/2013.........  $14.61247    $18.86385            0
    01/01/2014 to 12/31/2014.........  $18.86385    $20.54525            0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08908    $ 7.57974        5,378
    01/01/2009 to 12/31/2009.........  $ 7.57974    $ 9.13296        5,414
    01/01/2010 to 12/31/2010.........  $ 9.13296    $ 9.95339        5,445
    01/01/2011 to 12/31/2011.........  $ 9.95339    $ 9.67119        5,420
    01/01/2012 to 12/31/2012.........  $ 9.67119    $10.40086        5,501
    01/01/2013 to 12/31/2013.........  $10.40086    $11.15460        5,644
    01/01/2014 to 12/31/2014.........  $11.15460    $11.33341       16,537
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03294    $ 7.61489            0
    01/01/2009 to 12/31/2009.........  $ 7.61489    $ 9.43289            0
    01/01/2010 to 12/31/2010.........  $ 9.43289    $11.67774            0
    01/01/2011 to 12/31/2011.........  $11.67774    $11.55295          258
    01/01/2012 to 12/31/2012.........  $11.55295    $13.05185          287
    01/01/2013 to 12/31/2013.........  $13.05185    $17.69313          130
    01/01/2014 to 12/31/2014.........  $17.69313    $18.52211          217
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.48852    $12.66348            0
    01/01/2007 to 12/31/2007.........  $12.66348    $12.51083            0
    01/01/2008 to 12/31/2008.........  $12.51083    $ 7.65994            0
    01/01/2009 to 12/31/2009.........  $ 7.65994    $ 8.84617            0
    01/01/2010 to 12/31/2010.........  $ 8.84617    $ 9.71381            0
    01/01/2011 to 12/31/2011.........  $ 9.71381    $ 9.43980            0
    01/01/2012 to 12/31/2012.........  $ 9.43980    $10.45358            0
    01/01/2013 to 12/31/2013.........  $10.45358    $13.74383            0
    01/01/2014 to 12/31/2014.........  $13.74383    $13.63066            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04057    $10.56209         0
    01/01/2007 to 12/31/2007.........  $10.56209    $10.56913         0
    01/01/2008 to 12/31/2008.........  $10.56913    $ 7.68488         0
    01/01/2009 to 12/31/2009.........  $ 7.68488    $10.17299         0
    01/01/2010 to 12/31/2010.........  $10.17299    $11.27582         0
    01/01/2011 to 12/31/2011.........  $11.27582    $11.36141         0
    01/01/2012 to 12/31/2012.........  $11.36141    $12.63400         0
    01/01/2013 to 12/31/2013.........  $12.63400    $13.22374         0
    01/01/2014 to 12/31/2014.........  $13.22374    $13.24410         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99157    $10.55632         0
    01/01/2007 to 12/31/2007.........  $10.55632    $12.27164         0
    01/01/2008 to 12/31/2008.........  $12.27164    $ 5.96394         0
    01/01/2009 to 12/31/2009.........  $ 5.96394    $ 7.87947         0
    01/01/2010 to 12/31/2010.........  $ 7.87947    $ 8.81046         0
    01/01/2011 to 12/31/2011.........  $ 8.81046    $ 7.49214         0
    01/01/2012 to 12/31/2012.........  $ 7.49214    $ 8.80639         0
    01/01/2013 to 12/31/2013.........  $ 8.80639    $10.23888         0
    01/01/2014 to 12/31/2014.........  $10.23888    $ 9.44636         0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00972    $10.81826         0
    01/01/2007 to 12/31/2007.........  $10.81826    $12.44420         0
    01/01/2008 to 12/31/2008.........  $12.44420    $ 6.80473         0
    01/01/2009 to 12/31/2009.........  $ 6.80473    $ 8.67192         0
    01/01/2010 to 12/31/2010.........  $ 8.67192    $ 9.40731         0
    01/01/2011 to 12/31/2011.........  $ 9.40731    $ 8.03400         0
    01/01/2012 to 12/31/2012.........  $ 8.03400    $ 9.15374         0
    01/01/2013 to 12/31/2013.........  $ 9.15374    $10.67949         0
    01/01/2014 to 12/31/2014.........  $10.67949    $ 9.73007         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11160    $ 7.10587            0
    01/01/2009 to 12/31/2009.........  $ 7.10587    $ 8.78979          398
    01/01/2010 to 12/31/2010.........  $ 8.78979    $ 9.76990          480
    01/01/2011 to 12/31/2011.........  $ 9.76990    $ 9.48685          427
    01/01/2012 to 12/31/2012.........  $ 9.48685    $10.52253          568
    01/01/2013 to 12/31/2013.........  $10.52253    $11.94908        7,893
    01/01/2014 to 12/31/2014.........  $11.94908    $12.41164        8,248
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.05536    $12.70076            0
    01/01/2007 to 12/31/2007.........  $12.70076    $13.57232            0
    01/01/2008 to 12/31/2008.........  $13.57232    $ 7.76920            0
    01/01/2009 to 12/31/2009.........  $ 7.76920    $10.30935            0
    01/01/2010 to 12/31/2010.........  $10.30935    $10.78967            0
    01/01/2011 to 12/31/2011.........  $10.78967    $ 9.57288            0
    01/01/2012 to 12/31/2012.........  $ 9.57288    $11.39642            0
    01/01/2013 to 12/31/2013.........  $11.39642    $12.83891            0
    01/01/2014 to 12/31/2014.........  $12.83891    $11.73973            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.89122    $11.46304            0
    01/01/2007 to 12/31/2007.........  $11.46304    $11.41036       22,005
    01/01/2008 to 12/31/2008.........  $11.41036    $ 9.17983       34,513
    01/01/2009 to 12/31/2009.........  $ 9.17983    $10.93860       40,351
    01/01/2010 to 12/31/2010.........  $10.93860    $11.46408       43,386
    01/01/2011 to 12/31/2011.........  $11.46408    $11.22194       39,356
    01/01/2012 to 12/31/2012.........  $11.22194    $12.13323       40,694
    01/01/2013 to 12/31/2013.........  $12.13323    $13.15612       30,969
    01/01/2014 to 12/31/2014.........  $13.15612    $13.54784       31,381
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08344    $10.28106            0
    01/01/2010 to 12/31/2010.........  $10.28106    $11.17641            0
    01/01/2011 to 12/31/2011.........  $11.17641    $10.98718            0
    01/01/2012 to 12/31/2012.........  $10.98718    $12.35872            0
    01/01/2013 to 12/31/2013.........  $12.35872    $16.47370            0
    01/01/2014 to 12/31/2014.........  $16.47370    $17.61656            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03062    $12.14135          0
    01/01/2007 to 12/31/2007.........  $12.14135    $11.50113          0
    01/01/2008 to 12/31/2008.........  $11.50113    $ 6.57126          0
    01/01/2009 to 12/31/2009.........  $ 6.57126    $ 7.66428          0
    01/01/2010 to 12/31/2010.........  $ 7.66428    $ 8.46960          0
    01/01/2011 to 12/31/2011.........  $ 8.46960    $ 7.92531        349
    01/01/2012 to 12/31/2012.........  $ 7.92531    $ 9.04621        390
    01/01/2013 to 12/31/2013.........  $ 9.04621    $12.35572        176
    01/01/2014 to 12/31/2014.........  $12.35572    $13.72490        294
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.10313    $11.35176          0
    01/01/2007 to 12/31/2007.........  $11.35176    $12.74311          0
    01/01/2008 to 12/31/2008.........  $12.74311    $ 7.01082          0
    01/01/2009 to 12/31/2009.........  $ 7.01082    $ 8.88395          0
    01/01/2010 to 12/31/2010.........  $ 8.88395    $10.38934          0
    01/01/2011 to 12/31/2011.........  $10.38934    $10.05351          0
    01/01/2012 to 12/31/2012.........  $10.05351    $11.02169          0
    01/01/2013 to 12/31/2013.........  $11.02169    $14.70413          0
    01/01/2014 to 12/31/2014.........  $14.70413    $15.88010        237
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16529    $10.60656          0
    01/01/2007 to 12/31/2007.........  $10.60656    $10.98711          0
    01/01/2008 to 12/31/2008.........  $10.98711    $ 8.23450          0
    01/01/2009 to 12/31/2009.........  $ 8.23450    $10.82420          0
    01/01/2010 to 12/31/2010.........  $10.82420    $11.98856          0
    01/01/2011 to 12/31/2011.........  $11.98856    $12.89882         99
    01/01/2012 to 12/31/2012.........  $12.89882    $13.34298        110
    01/01/2013 to 12/31/2013.........  $13.34298    $12.76958         50
    01/01/2014 to 12/31/2014.........  $12.76958    $13.26704         83
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.39341    $12.64469          0
    01/01/2007 to 12/31/2007.........  $12.64469    $13.50765          0
    01/01/2008 to 12/31/2008.........  $13.50765    $ 8.70708          0
    01/01/2009 to 12/31/2009.........  $ 8.70708    $11.18206          0
    01/01/2010 to 12/31/2010.........  $11.18206    $12.23557          0
    01/01/2011 to 12/31/2011.........  $12.23557    $11.57485          0
    01/01/2012 to 12/31/2012.........  $11.57485    $13.91170          0
    01/01/2013 to 12/31/2013.........  $13.91170    $17.34006          0
    01/01/2014 to 12/31/2014.........  $17.34006    $17.54837          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00697    $11.45540         0
    01/01/2007 to 12/31/2007.........  $11.45540    $12.87556         0
    01/01/2008 to 12/31/2008.........  $12.87556    $ 8.00884         0
    01/01/2009 to 12/31/2009.........  $ 8.00884    $ 9.72195         0
    01/01/2010 to 12/31/2010.........  $ 9.72195    $10.70795         0
    01/01/2011 to 12/31/2011.........  $10.70795    $10.39520         0
    01/01/2012 to 12/31/2012.........  $10.39520    $11.88543         0
    01/01/2013 to 12/31/2013.........  $11.88543    $15.86746         0
    01/01/2014 to 12/31/2014.........  $15.86746    $16.84521         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99806    $10.17007         0
    01/01/2013 to 12/31/2013.........  $10.17007    $13.35869         0
    01/01/2014 to 12/31/2014.........  $13.35869    $14.37859         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00950    $11.48305         0
    01/01/2007 to 12/31/2007.........  $11.48305    $11.52105         0
    01/01/2008 to 12/31/2008.........  $11.52105    $ 6.96134         0
    01/01/2009 to 12/31/2009.........  $ 6.96134    $ 9.44177         0
    01/01/2010 to 12/31/2010.........  $ 9.44177    $11.39740         0
    01/01/2011 to 12/31/2011.........  $11.39740    $10.74656         0
    01/01/2012 to 12/31/2012.........  $10.74656    $12.42636         0
    01/01/2013 to 12/31/2013.........  $12.42636    $16.06886         0
    01/01/2014 to 12/31/2014.........  $16.06886    $18.04127         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99923    $10.16120         0
    01/01/2007 to 12/31/2007.........  $10.16120    $10.40843         0
    01/01/2008 to 12/31/2008.........  $10.40843    $10.41951         0
    01/01/2009 to 12/31/2009.........  $10.41951    $10.20039         0
    01/01/2010 to 12/31/2010.........  $10.20039    $ 9.96381         0
    01/01/2011 to 12/31/2011.........  $ 9.96381    $ 9.73281         0
    01/01/2012 to 12/31/2012.........  $ 9.73281    $ 9.50507         0
    01/01/2013 to 12/31/2013.........  $ 9.50507    $ 9.28223         0
    01/01/2014 to 12/31/2014.........  $ 9.28223    $ 9.06470         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.61359    $11.70414         0
    01/01/2007 to 12/31/2007.........  $11.70414    $11.79060         0
    01/01/2008 to 12/31/2008.........  $11.79060    $ 6.64824         0
    01/01/2009 to 12/31/2009.........  $ 6.64824    $ 9.13115         0
    01/01/2010 to 12/31/2010.........  $ 9.13115    $11.00702         0
    01/01/2011 to 12/31/2011.........  $11.00702    $10.48229         0
    01/01/2012 to 12/31/2012.........  $10.48229    $11.98952         0
    01/01/2013 to 12/31/2013.........  $11.98952    $16.62711         0
    01/01/2014 to 12/31/2014.........  $16.62711    $18.55123         0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02796    $10.05848         0
    01/01/2012 to 12/31/2012.........  $10.05848    $10.30092         0
    01/01/2013 to 12/31/2013.........  $10.30092    $ 9.77441         0
    01/01/2014 to 12/31/2014.........  $ 9.77441    $10.03700         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.31580    $12.55286         0
    01/01/2007 to 12/31/2007.........  $12.55286    $14.97876         0
    01/01/2008 to 12/31/2008.........  $14.97876    $ 8.31062         0
    01/01/2009 to 12/31/2009.........  $ 8.31062    $10.53340         0
    01/01/2010 to 12/31/2010.........  $10.53340    $13.23656         0
    01/01/2011 to 12/31/2011.........  $13.23656    $13.14474         0
    01/01/2012 to 12/31/2012.........  $13.14474    $14.42559         0
    01/01/2013 to 12/31/2013.........  $14.42559    $18.68162         0
    01/01/2014 to 12/31/2014.........  $18.68162    $19.69212         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.45689    $10.78815         0
    01/01/2007 to 12/31/2007.........  $10.78815    $12.50541         0
    01/01/2008 to 12/31/2008.........  $12.50541    $ 7.01698         0
    01/01/2009 to 12/31/2009.........  $ 7.01698    $ 8.39867         0
    01/01/2010 to 12/31/2010.........  $ 8.39867    $ 9.86421         0
    01/01/2011 to 04/29/2011.........  $ 9.86421    $11.03877         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99806    $10.27427         0
    01/01/2013 to 12/31/2013.........  $10.27427    $11.93134         0
    01/01/2014 to 12/31/2014.........  $11.93134    $12.25039         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10080    $ 5.55599         0
    01/01/2009 to 12/31/2009.........  $ 5.55599    $ 9.03476         0
    01/01/2010 to 12/31/2010.........  $ 9.03476    $10.78803         0
    01/01/2011 to 12/31/2011.........  $10.78803    $ 8.39970         0
    01/01/2012 to 12/31/2012.........  $ 8.39970    $ 9.67324         0
    01/01/2013 to 12/31/2013.........  $ 9.67324    $ 9.46757         0
    01/01/2014 to 12/31/2014.........  $ 9.46757    $ 8.81265         0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99406    $10.13734         0
    01/01/2007 to 12/31/2007.........  $10.13734    $10.57154         0
    01/01/2008 to 12/31/2008.........  $10.57154    $10.43883         0
    01/01/2009 to 12/31/2009.........  $10.43883    $11.23700         0
    01/01/2010 to 12/31/2010.........  $11.23700    $11.40142         0
    01/01/2011 to 12/31/2011.........  $11.40142    $11.38492         0
    01/01/2012 to 12/31/2012.........  $11.38492    $11.63966         0
    01/01/2013 to 12/31/2013.........  $11.63966    $11.11978         0
    01/01/2014 to 12/31/2014.........  $11.11978    $10.84865         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97070    $10.25475         0
    01/01/2007 to 12/31/2007.........  $10.25475    $10.84512         0
    01/01/2008 to 12/31/2008.........  $10.84512    $10.35148         0
    01/01/2009 to 12/31/2009.........  $10.35148    $11.77952         0
    01/01/2010 to 12/31/2010.........  $11.77952    $12.39127         0
    01/01/2011 to 12/31/2011.........  $12.39127    $12.48599         0
    01/01/2012 to 12/31/2012.........  $12.48599    $13.32948         0
    01/01/2013 to 12/31/2013.........  $13.32948    $12.77783         0
    01/01/2014 to 12/31/2014.........  $12.77783    $13.00620         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18032    $10.57706       42,599
    01/01/2007 to 12/31/2007.........  $10.57706    $11.22839       19,561
    01/01/2008 to 12/31/2008.........  $11.22839    $ 8.82842       35,411
    01/01/2009 to 12/31/2009.........  $ 8.82842    $10.34895      111,273
    01/01/2010 to 12/31/2010.........  $10.34895    $11.17484      122,014
    01/01/2011 to 12/31/2011.........  $11.17484    $11.02215      111,201
    01/01/2012 to 12/31/2012.........  $11.02215    $11.88005      111,970
    01/01/2013 to 12/31/2013.........  $11.88005    $12.67036       69,205
    01/01/2014 to 12/31/2014.........  $12.67036    $13.08808       68,188
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01797    $10.05834            0
    01/01/2012 to 12/31/2012.........  $10.05834    $10.52055            0
    01/01/2013 to 12/31/2013.........  $10.52055    $10.03630            0
    01/01/2014 to 12/31/2014.........  $10.03630    $10.39519            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16023    $10.42368       59,174
    01/01/2007 to 12/31/2007.........  $10.42368    $11.34022      169,017
    01/01/2008 to 12/31/2008.........  $11.34022    $ 6.56573      144,704
    01/01/2009 to 12/31/2009.........  $ 6.56573    $ 8.07740      150,817
    01/01/2010 to 12/31/2010.........  $ 8.07740    $ 9.38845      167,941
    01/01/2011 to 12/31/2011.........  $ 9.38845    $ 8.59890      151,080
    01/01/2012 to 12/31/2012.........  $ 8.59890    $ 9.48199      165,860
    01/01/2013 to 12/31/2013.........  $ 9.48199    $10.83639      176,316
    01/01/2014 to 12/31/2014.........  $10.83639    $11.55577      172,730
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.59294    $11.37031            0
    01/01/2007 to 12/31/2007.........  $11.37031    $11.33364            0
    01/01/2008 to 12/31/2008.........  $11.33364    $ 6.78257            0
    01/01/2009 to 12/31/2009.........  $ 6.78257    $ 8.06902            0
    01/01/2010 to 12/31/2010.........  $ 8.06902    $ 9.06578            0
    01/01/2011 to 12/31/2011.........  $ 9.06578    $ 9.15966            0
    01/01/2012 to 12/31/2012.........  $ 9.15966    $10.62664            0
    01/01/2013 to 12/31/2013.........  $10.62664    $13.74292            0
    01/01/2014 to 12/31/2014.........  $13.74292    $15.73097            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99805    $ 8.85770            0
    01/01/2012 to 12/31/2012.........  $ 8.85770    $ 9.78786            0
    01/01/2013 to 12/31/2013.........  $ 9.78786    $11.69938            0
    01/01/2014 to 12/31/2014.........  $11.69938    $12.16784            0
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08090    $ 7.31182        6,931
    01/01/2009 to 12/31/2009.........  $ 7.31182    $ 8.81043        7,910
    01/01/2010 to 12/31/2010.........  $ 8.81043    $ 9.62933        7,907
    01/01/2011 to 12/31/2011.........  $ 9.62933    $ 9.23314        6,393
    01/01/2012 to 12/31/2012.........  $ 9.23314    $ 9.94347        6,431
    01/01/2013 to 12/31/2013.........  $ 9.94347    $10.91832        6,475
    01/01/2014 to 12/31/2014.........  $10.91832    $11.21041        6,395
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09908    $ 6.66587       10,231
    01/01/2009 to 12/31/2009.........  $ 6.66587    $ 8.25745       10,251
    01/01/2010 to 12/31/2010.........  $ 8.25745    $ 9.22051       10,069
    01/01/2011 to 12/31/2011.........  $ 9.22051    $ 8.78960       10,129
    01/01/2012 to 12/31/2012.........  $ 8.78960    $ 9.94819       12,803
    01/01/2013 to 12/31/2013.........  $ 9.94819    $11.46955       12,812
    01/01/2014 to 12/31/2014.........  $11.46955    $11.80919       11,989
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.42234    $10.98430            0
    01/01/2007 to 12/31/2007.........  $10.98430    $11.68212        5,834
    01/01/2008 to 12/31/2008.........  $11.68212    $ 7.96384       16,387
    01/01/2009 to 12/31/2009.........  $ 7.96384    $ 9.90919       21,981
    01/01/2010 to 12/31/2010.........  $ 9.90919    $10.82004       27,294
    01/01/2011 to 12/31/2011.........  $10.82004    $10.20959       26,114
    01/01/2012 to 12/31/2012.........  $10.20959    $11.08032       30,172
    01/01/2013 to 12/31/2013.........  $11.08032    $12.37893       33,165
    01/01/2014 to 12/31/2014.........  $12.37893    $12.45572       33,834

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.12933    $12.01318          0
    01/01/2007 to 12/31/2007.........  $12.01318    $13.04528          0
    01/01/2008 to 12/31/2008.........  $13.04528    $ 7.12207          0
    01/01/2009 to 12/31/2009.........  $ 7.12207    $ 9.22684          0
    01/01/2010 to 12/31/2010.........  $ 9.22684    $11.94334          0
    01/01/2011 to 12/31/2011.........  $11.94334    $10.13435        159
    01/01/2012 to 12/31/2012.........  $10.13435    $11.88298        177
    01/01/2013 to 12/31/2013.........  $11.88298    $16.34042         80
    01/01/2014 to 12/31/2014.........  $16.34042    $16.74582        134
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90453    $ 9.86654          0
    01/01/2007 to 12/31/2007.........  $ 9.86654    $10.32296          0
    01/01/2008 to 12/31/2008.........  $10.32296    $ 6.55254          0
    01/01/2009 to 12/31/2009.........  $ 6.55254    $ 8.56868          0
    01/01/2010 to 12/31/2010.........  $ 8.56868    $11.41543          0
    01/01/2011 to 12/31/2011.........  $11.41543    $11.03913          0
    01/01/2012 to 12/31/2012.........  $11.03913    $12.09260          0
    01/01/2013 to 12/31/2013.........  $12.09260    $15.96302          0
    01/01/2014 to 12/31/2014.........  $15.96302    $16.18421          0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.90641    $12.40881          0
    01/01/2007 to 12/31/2007.........  $12.40881    $11.43683          0
    01/01/2008 to 12/31/2008.........  $11.43683    $ 7.84951          0
    01/01/2009 to 12/31/2009.........  $ 7.84951    $ 9.73526          0
    01/01/2010 to 12/31/2010.........  $ 9.73526    $11.97857          0
    01/01/2011 to 12/31/2011.........  $11.97857    $10.99907          0
    01/01/2012 to 12/31/2012.........  $10.99907    $12.69158          0
    01/01/2013 to 12/31/2013.........  $12.69158    $17.02979          0
    01/01/2014 to 12/31/2014.........  $17.02979    $17.50673          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.65545    $11.30993       36,117
    01/01/2007 to 12/31/2007.........  $11.30993    $11.74172       80,866
    01/01/2008 to 12/31/2008.........  $11.74172    $ 8.49143       78,535
    01/01/2009 to 12/31/2009.........  $ 8.49143    $10.29409       81,690
    01/01/2010 to 12/31/2010.........  $10.29409    $11.21247       81,798
    01/01/2011 to 12/31/2011.........  $11.21247    $11.16742       77,511
    01/01/2012 to 12/31/2012.........  $11.16742    $12.37714       78,396
    01/01/2013 to 12/31/2013.........  $12.37714    $14.12173       69,142
    01/01/2014 to 12/31/2014.........  $14.12173    $14.60153       66,955
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.96971    $12.14849            0
    01/01/2007 to 12/31/2007.........  $12.14849    $11.43910            0
    01/01/2008 to 12/31/2008.........  $11.43910    $ 6.49175            0
    01/01/2009 to 12/31/2009.........  $ 6.49175    $ 7.84819            0
    01/01/2010 to 12/31/2010.........  $ 7.84819    $ 8.67938            0
    01/01/2011 to 12/31/2011.........  $ 8.67938    $ 8.33725            0
    01/01/2012 to 12/31/2012.........  $ 8.33725    $ 9.54602            0
    01/01/2013 to 12/31/2013.........  $ 9.54602    $12.08978            0
    01/01/2014 to 12/31/2014.........  $12.08978    $12.68801            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93957    $10.41764            0
    01/01/2007 to 12/31/2007.........  $10.41764    $11.00984            0
    01/01/2008 to 12/31/2008.........  $11.00984    $ 6.38989            0
    01/01/2009 to 12/31/2009.........  $ 6.38989    $ 9.57062            0
    01/01/2010 to 12/31/2010.........  $ 9.57062    $10.82419            0
    01/01/2011 to 12/31/2011.........  $10.82419    $10.39166            0
    01/01/2012 to 12/31/2012.........  $10.39166    $11.93199            0
    01/01/2013 to 12/31/2013.........  $11.93199    $16.78258            0
    01/01/2014 to 12/31/2014.........  $16.78258    $17.75700            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.69777    $13.20511            0
    01/01/2007 to 12/31/2007.........  $13.20511    $18.11739            0
    01/01/2008 to 12/31/2008.........  $18.11739    $ 8.84840            0
    01/01/2009 to 12/31/2009.........  $ 8.84840    $12.90519            0
    01/01/2010 to 12/31/2010.........  $12.90519    $15.18062            0
    01/01/2011 to 12/31/2011.........  $15.18062    $12.61357            0
    01/01/2012 to 12/31/2012.........  $12.61357    $12.76287            0
    01/01/2013 to 12/31/2013.........  $12.76287    $14.38078            0
    01/01/2014 to 12/31/2014.........  $14.38078    $12.86942            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.50179    $ 9.74959            0
    01/01/2007 to 12/31/2007.........  $ 9.74959    $10.43815            0
    01/01/2008 to 12/31/2008.........  $10.43815    $ 9.94523            0
    01/01/2009 to 12/31/2009.........  $ 9.94523    $10.88888            0
    01/01/2010 to 12/31/2010.........  $10.88888    $11.24447            0
    01/01/2011 to 12/31/2011.........  $11.24447    $11.43423            0
    01/01/2012 to 12/31/2012.........  $11.43423    $11.74926            0
    01/01/2013 to 12/31/2013.........  $11.74926    $11.04321            0
    01/01/2014 to 12/31/2014.........  $11.04321    $10.84436            0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61609    $11.28880            0
    01/01/2007 to 12/31/2007.........  $11.28880    $12.07653            0
    01/01/2008 to 12/31/2008.........  $12.07653    $ 6.80133            0
    01/01/2009 to 12/31/2009.........  $ 6.80133    $ 8.53031            0
    01/01/2010 to 12/31/2010.........  $ 8.53031    $ 9.54965            0
    01/01/2011 to 12/31/2011.........  $ 9.54965    $ 9.00389            0
    01/01/2012 to 12/31/2012.........  $ 9.00389    $ 9.76038            0
    01/01/2013 to 12/31/2013.........  $ 9.76038    $11.48593       15,077
    01/01/2014 to 12/31/2014.........  $11.48593    $11.83416       15,077
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99805    $ 9.97078            0
    01/01/2008 to 12/31/2008.........  $ 9.97078    $ 9.22959            0
    01/01/2009 to 12/31/2009.........  $ 9.22959    $10.06145            0
    01/01/2010 to 12/31/2010.........  $10.06145    $10.59188            0
    01/01/2011 to 12/31/2011.........  $10.59188    $10.96730            0
    01/01/2012 to 12/31/2012.........  $10.96730    $11.55093            0
    01/01/2013 to 12/31/2013.........  $11.55093    $11.11182            0
    01/01/2014 to 12/31/2014.........  $11.11182    $11.63245            0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07792    $ 6.61132        5,110
    01/01/2009 to 12/31/2009.........  $ 6.61132    $ 8.39751        7,170
    01/01/2010 to 12/31/2010.........  $ 8.39751    $ 9.04060        7,972
    01/01/2011 to 12/31/2011.........  $ 9.04060    $ 8.68157        7,175
    01/01/2012 to 09/21/2012.........  $ 8.68157    $ 9.67628            0

* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08004    $10.91282       11,484
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563       12,332
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905        2,982
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357        2,935
    01/01/2011 to 12/31/2011.........  $10.05357    $ 9.68945        9,842
    01/01/2012 to 12/31/2012.........  $ 9.68945    $10.79903        9,387
    01/01/2013 to 12/31/2013.........  $10.79903    $11.75851       16,082
    01/01/2014 to 12/31/2014.........  $11.75851    $12.08662       12,449
 AST ADVANCED STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07305    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896        1,409
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254        1,409
    01/01/2011 to 12/31/2011.........  $10.59254    $10.49952        1,409
    01/01/2012 to 12/31/2012.........  $10.49952    $11.81435       13,906
    01/01/2013 to 12/31/2013.........  $11.81435    $13.63409       17,094
    01/01/2014 to 12/31/2014.........  $13.63409    $14.32368       21,722
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12345    $10.18301            0
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177            0
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764            0
    01/01/2011 to 12/31/2011.........  $ 8.64764    $ 8.86776            0
    01/01/2012 to 05/04/2012.........  $ 8.86776    $ 9.65752            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07151    $10.86097            0
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698            0
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958        1,416
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804        3,620
    01/01/2011 to 12/31/2011.........  $10.40804    $10.17985       36,090
    01/01/2012 to 12/31/2012.........  $10.17985    $11.33645       46,569
    01/01/2013 to 12/31/2013.........  $11.33645    $13.20498       78,022
    01/01/2014 to 12/31/2014.........  $13.20498    $13.92690       82,484
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 9.20827            0
    01/01/2012 to 12/31/2012.........  $ 9.20827    $10.20156            0
    01/01/2013 to 12/31/2013.........  $10.20156    $11.19672            0
    01/01/2014 to 12/31/2014.........  $11.19672    $11.62858            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.54820            0
    01/01/2014 to 12/31/2014.........  $10.54820    $10.81738            0
 AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815            0
    01/01/2011 to 12/31/2011.........  $11.60815    $10.81845            0
    01/01/2012 to 12/31/2012.........  $10.81845    $12.12874            0
    01/01/2013 to 12/31/2013.........  $12.12874    $15.78294            0
    01/01/2014 to 12/31/2014.........  $15.78294    $17.23085            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09687    $11.01224            0
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376            0
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257            0
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109        5,003
    01/01/2011 to 12/31/2011.........  $ 9.88109    $ 9.54594       11,275
    01/01/2012 to 12/31/2012.........  $ 9.54594    $10.74833       18,256
    01/01/2013 to 12/31/2013.........  $10.74833    $13.05551       12,520
    01/01/2014 to 12/31/2014.........  $13.05551    $13.83039       35,764

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99918    $11.72984            0
    01/01/2014 to 12/31/2014.........  $11.72984    $13.19431            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10286    $ 7.81223            0
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371            0
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219            0
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127            0
    01/01/2011 to 12/31/2011.........  $ 8.36127    $ 8.82419            0
    01/01/2012 to 12/31/2012.........  $ 8.82419    $10.07765           18
    01/01/2013 to 12/31/2013.........  $10.07765    $10.29050        2,386
    01/01/2014 to 12/31/2014.........  $10.29050    $13.33818        5,228
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09789    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $ 9.73366            0
    01/01/2014 to 12/31/2014.........  $ 9.73366    $10.12900            0
 AST FI PYRAMIS QUANTITATIVE PORTFOLIO
 FORMERLY, AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07381    $10.77036            0
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618            0
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682            0
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021            0
    01/01/2011 to 12/31/2011.........  $ 9.70021    $ 9.45972        1,311
    01/01/2012 to 12/31/2012.........  $ 9.45972    $10.36217       15,691
    01/01/2013 to 12/31/2013.........  $10.36217    $11.77393       20,997
    01/01/2014 to 12/31/2014.........  $11.77393    $12.02477       19,045

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057           0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097           0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522       2,740
    01/01/2011 to 12/31/2011.........  $10.15522    $ 9.80622       2,104
    01/01/2012 to 12/31/2012.........  $ 9.80622    $11.03284       1,348
    01/01/2013 to 12/31/2013.........  $11.03284    $13.02361       2,275
    01/01/2014 to 12/31/2014.........  $13.02361    $13.63207       1,233
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594           0
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273           0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.79695       1,740
    01/01/2013 to 12/31/2013.........  $10.79695    $13.30615       2,020
    01/01/2014 to 12/31/2014.........  $13.30615    $13.59311       1,167
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.86599           0
    01/01/2014 to 12/31/2014.........  $10.86599    $11.03376           0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224           0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276           0
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197           0
    01/01/2011 to 12/31/2011.........  $ 9.76197    $ 9.17833           0
    01/01/2012 to 12/31/2012.........  $ 9.17833    $11.52315         760
    01/01/2013 to 12/31/2013.........  $11.52315    $11.90508         736
    01/01/2014 to 12/31/2014.........  $11.90508    $13.42844       2,063
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09100    $11.53628           0
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244           0
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167           0
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965           0
    01/01/2011 to 12/31/2011.........  $11.01965    $10.47885           0
    01/01/2012 to 12/31/2012.........  $10.47885    $12.42563       1,093
    01/01/2013 to 12/31/2013.........  $12.42563    $15.96125          71
    01/01/2014 to 02/07/2014.........  $15.96125    $15.71317           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11632    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950            0
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556            0
    01/01/2011 to 12/31/2011.........  $ 8.22556    $ 7.69478            0
    01/01/2012 to 12/31/2012.........  $ 7.69478    $ 9.11684           20
    01/01/2013 to 12/31/2013.........  $ 9.11684    $12.05440        1,316
    01/01/2014 to 12/31/2014.........  $12.05440    $13.50241        2,299
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09800    $11.48986            0
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635            0
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903            0
    01/01/2011 to 12/31/2011.........  $12.42903    $11.93976            0
    01/01/2012 to 12/31/2012.........  $11.93976    $14.14015        1,396
    01/01/2013 to 12/31/2013.........  $14.14015    $18.50694        2,504
    01/01/2014 to 12/31/2014.........  $18.50694    $20.43596        5,031
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998            0
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543            0
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606            0
    01/01/2011 to 12/31/2011.........  $10.32606    $10.17206            0
    01/01/2012 to 12/31/2012.........  $10.17206    $11.09154        9,423
    01/01/2013 to 12/31/2013.........  $11.09154    $12.06017       13,204
    01/01/2014 to 12/31/2014.........  $12.06017    $12.42331       17,974
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279            0
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383            0
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909            0
    01/01/2011 to 12/31/2011.........  $12.07909    $12.11532            0
    01/01/2012 to 12/31/2012.........  $12.11532    $13.87726          592
    01/01/2013 to 12/31/2013.........  $13.87726    $19.07270        1,617
    01/01/2014 to 12/31/2014.........  $19.07270    $20.24314        1,633

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11154    $10.19617           0
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963           0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124           0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078           0
    01/01/2011 to 12/31/2011.........  $ 8.25078    $ 8.12903           0
    01/01/2012 to 12/31/2012.........  $ 8.12903    $ 9.12709          19
    01/01/2013 to 12/31/2013.........  $ 9.12709    $12.16608       1,169
    01/01/2014 to 12/31/2014.........  $12.16608    $12.23327       2,902
 AST HIGH YIELD PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99918    $ 9.96607           0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697           0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035           0
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074           0
    01/01/2011 to 12/31/2011.........  $11.08074    $11.31919           0
    01/01/2012 to 12/31/2012.........  $11.31919    $12.76194       1,142
    01/01/2013 to 12/31/2013.........  $12.76194    $13.54280       2,602
    01/01/2014 to 12/31/2014.........  $13.54280    $13.75166       4,729
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.15948    $12.05201           0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863           0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483           0
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789           0
    01/01/2011 to 12/31/2011.........  $ 9.01789    $ 7.77483           0
    01/01/2012 to 12/31/2012.........  $ 7.77483    $ 9.26557           0
    01/01/2013 to 12/31/2013.........  $ 9.26557    $10.92201           0
    01/01/2014 to 12/31/2014.........  $10.92201    $10.21646           0
 AST INTERNATIONAL VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12617    $11.65068           0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950           0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615           0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929           0
    01/01/2011 to 12/31/2011.........  $ 9.17929    $ 7.94794           0
    01/01/2012 to 12/31/2012.........  $ 7.94794    $ 9.18156           0
    01/01/2013 to 12/31/2013.........  $ 9.18156    $10.86035           0
    01/01/2014 to 12/31/2014.........  $10.86035    $10.03208           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178           0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427           0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569           0
    01/01/2011 to 12/31/2011.........  $10.13569    $ 9.97825           0
    01/01/2012 to 12/31/2012.........  $ 9.97825    $11.22134       4,842
    01/01/2013 to 12/31/2013.........  $11.22134    $12.91910       5,595
    01/01/2014 to 12/31/2014.........  $12.91910    $13.60521       5,755
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.14435    $10.97941           0
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232           0
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302           0
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678           0
    01/01/2011 to 12/31/2011.........  $ 9.09678    $ 8.18270           0
    01/01/2012 to 12/31/2012.........  $ 8.18270    $ 9.87658          38
    01/01/2013 to 12/31/2013.........  $ 9.87658    $11.28094       1,177
    01/01/2014 to 12/31/2014.........  $11.28094    $10.45830       5,285
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08054    $10.17383           0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858           0
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568           0
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289           0
    01/01/2011 to 12/31/2011.........  $10.65289    $10.57215           0
    01/01/2012 to 12/31/2012.........  $10.57215    $11.58947       5,069
    01/01/2013 to 12/31/2013.........  $11.58947    $12.74066       4,886
    01/01/2014 to 12/31/2014.........  $12.74066    $13.30181       7,091
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963           0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164           0
    01/01/2011 to 12/31/2011.........  $11.35164    $11.31377           0
    01/01/2012 to 12/31/2012.........  $11.31377    $12.90295           0
    01/01/2013 to 12/31/2013.........  $12.90295    $17.43738           0
    01/01/2014 to 12/31/2014.........  $17.43738    $18.90555         123

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11587    $ 9.84473           0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314           0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404           0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590           0
    01/01/2011 to 12/31/2011.........  $ 7.55590    $ 7.16817           0
    01/01/2012 to 12/31/2012.........  $ 7.16817    $ 8.29561          32
    01/01/2013 to 12/31/2013.........  $ 8.29561    $11.48738         677
    01/01/2014 to 12/31/2014.........  $11.48738    $12.93708       3,267
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13199    $11.47337           0
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005           0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241           0
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903           0
    01/01/2011 to 12/31/2011.........  $ 9.74903    $ 9.56442       2,470
    01/01/2012 to 12/31/2012.........  $ 9.56442    $10.63120          16
    01/01/2013 to 12/31/2013.........  $10.63120    $14.37959           0
    01/01/2014 to 12/31/2014.........  $14.37959    $15.74482         918
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.02439    $10.32185           0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324           0
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274           0
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757           0
    01/01/2011 to 12/31/2011.........  $11.73757    $12.80336           0
    01/01/2012 to 12/31/2012.........  $12.80336    $13.42818       2,647
    01/01/2013 to 12/31/2013.........  $13.42818    $13.02931       3,308
    01/01/2014 to 12/31/2014.........  $13.02931    $13.72449       3,119
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11667    $10.95164           0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759           0
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966           0
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903         323
    01/01/2011 to 12/31/2011.........  $10.33903    $ 9.91614         314
    01/01/2012 to 12/31/2012.........  $ 9.91614    $12.08368         337
    01/01/2013 to 12/31/2013.........  $12.08368    $15.27018       4,344
    01/01/2014 to 12/31/2014.........  $15.27018    $15.66783       4,112

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10694    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108            0
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798            0
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775            0
    01/01/2011 to 12/31/2011.........  $10.04775    $ 9.88927            0
    01/01/2012 to 12/31/2012.........  $ 9.88927    $11.46400           15
    01/01/2013 to 12/31/2013.........  $11.46400    $15.51686        6,540
    01/01/2014 to 12/31/2014.........  $15.51686    $16.70138        2,126
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99918    $10.22213            0
    01/01/2013 to 12/31/2013.........  $10.22213    $13.61300            0
    01/01/2014 to 12/31/2014.........  $13.61300    $14.85534            0
 AST MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10574    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
    01/01/2011 to 12/31/2011.........  $10.42410    $ 9.96483            0
    01/01/2012 to 12/31/2012.........  $ 9.96483    $11.68256           23
    01/01/2013 to 12/31/2013.........  $11.68256    $15.31633        5,856
    01/01/2014 to 12/31/2014.........  $15.31633    $17.43481        2,771
 AST MONEY MARKET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.00052    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357            0
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528            0
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485            0
    01/01/2011 to 12/31/2011.........  $10.27485    $10.17598        7,315
    01/01/2012 to 12/31/2012.........  $10.17598    $10.07626        2,251
    01/01/2013 to 12/31/2013.........  $10.07626    $ 9.97714        1,433
    01/01/2014 to 12/31/2014.........  $ 9.97714    $ 9.87852       23,288

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13369    $10.25701           0
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395           0
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575           0
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960           0
    01/01/2011 to 12/31/2011.........  $ 9.97960    $ 9.63540           0
    01/01/2012 to 12/31/2012.........  $ 9.63540    $11.17393          23
    01/01/2013 to 12/31/2013.........  $11.17393    $15.71072       2,215
    01/01/2014 to 12/31/2014.........  $15.71072    $17.77178       3,289
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11565    $11.82260           0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075           0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648           0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845           0
    01/01/2011 to 12/31/2011.........  $10.88845    $10.96268           0
    01/01/2012 to 12/31/2012.........  $10.96268    $12.19821         685
    01/01/2013 to 12/31/2013.........  $12.19821    $16.01598       2,086
    01/01/2014 to 12/31/2014.........  $16.01598    $17.11635       1,694
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12073    $11.75209           0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601           0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354           0
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127           0
    01/01/2011 to 04/29/2011.........  $ 9.66127    $10.86028           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.37057          17
    01/01/2013 to 12/31/2013.........  $10.37057    $12.20998           0
    01/01/2014 to 12/31/2014.........  $12.20998    $12.71038       1,615
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093           0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761           0
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868           0
    01/01/2011 to 12/31/2011.........  $11.15868    $ 8.80869           0
    01/01/2012 to 12/31/2012.........  $ 8.80869    $10.28504           0
    01/01/2013 to 12/31/2013.........  $10.28504    $10.20593           0
    01/01/2014 to 12/31/2014.........  $10.20593    $ 9.63174           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99034    $10.47408            0
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603            0
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430            0
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276            0
    01/01/2011 to 12/31/2011.........  $11.77276    $11.91843        2,162
    01/01/2012 to 12/31/2012.........  $11.91843    $12.35443        2,629
    01/01/2013 to 12/31/2013.........  $12.35443    $11.96593        8,160
    01/01/2014 to 12/31/2014.........  $11.96593    $11.83586        5,014
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99058    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988            0
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093            0
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524        1,379
    01/01/2011 to 12/31/2011.........  $12.57524    $12.84647        1,058
    01/01/2012 to 12/31/2012.........  $12.84647    $13.90489        4,226
    01/01/2013 to 12/31/2013.........  $13.90489    $13.51422       32,270
    01/01/2014 to 12/31/2014.........  $13.51422    $13.94662       13,001
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.04514    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497        2,810
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       62,109
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697       59,310
    01/01/2011 to 12/31/2011.........  $11.15697    $11.15675       59,232
    01/01/2012 to 12/31/2012.........  $11.15675    $12.19226       56,097
    01/01/2013 to 12/31/2013.........  $12.19226    $13.18351       54,932
    01/01/2014 to 12/31/2014.........  $13.18351    $13.80684       67,255
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10404    $11.19117            0
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949            0
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394        1,599
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573        1,599
    01/01/2011 to 12/31/2011.........  $ 9.65573    $ 8.96603        1,599
    01/01/2012 to 12/31/2012.........  $ 8.96603    $10.02421        2,311
    01/01/2013 to 12/31/2013.........  $10.02421    $11.61472        3,986
    01/01/2014 to 12/31/2014.........  $11.61472    $12.55744       33,927

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11188    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304        1,694
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041        1,645
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622        1,594
    01/01/2011 to 12/31/2011.........  $ 8.64622    $ 8.85664        1,546
    01/01/2012 to 12/31/2012.........  $ 8.85664    $10.41779        1,532
    01/01/2013 to 12/31/2013.........  $10.41779    $13.65949        2,489
    01/01/2014 to 12/31/2014.........  $13.65949    $15.85219        3,284
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 8.93992            0
    01/01/2012 to 12/31/2012.........  $ 8.93992    $10.01604            0
    01/01/2013 to 12/31/2013.........  $10.01604    $12.13798            0
    01/01/2014 to 12/31/2014.........  $12.13798    $12.79898          233
 AST RCM WORLD TRENDS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
    01/01/2011 to 12/31/2011.........  $ 9.99007    $ 9.71160        2,230
    01/01/2012 to 12/31/2012.........  $ 9.71160    $10.60403        9,000
    01/01/2013 to 12/31/2013.........  $10.60403    $11.80510       15,625
    01/01/2014 to 12/31/2014.........  $11.80510    $12.28896       17,952
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
    01/01/2011 to 12/31/2011.........  $ 9.56609    $ 9.24529            0
    01/01/2012 to 12/31/2012.........  $ 9.24529    $10.60940            0
    01/01/2013 to 12/31/2013.........  $10.60940    $12.40140            0
    01/01/2014 to 12/31/2014.........  $12.40140    $12.94564       15,105

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07291    $10.87140            0
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399            0
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895            0
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368            0
    01/01/2011 to 12/31/2011.........  $10.49368    $10.03860        3,919
    01/01/2012 to 12/31/2012.........  $10.03860    $11.04609       15,221
    01/01/2013 to 12/31/2013.........  $11.04609    $12.51162       14,508
    01/01/2014 to 12/31/2014.........  $12.51162    $12.76388        9,960
 AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
 FORMERLY, AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10254    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932            0
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905          364
    01/01/2011 to 12/31/2011.........  $10.41905    $ 8.96343          354
    01/01/2012 to 12/31/2012.........  $ 8.96343    $10.65604          369
    01/01/2013 to 12/31/2013.........  $10.65604    $14.85632        1,278
    01/01/2014 to 12/31/2014.........  $14.85632    $15.43593        1,968
 AST SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09716    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
    01/01/2011 to 12/31/2011.........  $12.06406    $11.82778            0
    01/01/2012 to 12/31/2012.........  $11.82778    $13.13644            0
    01/01/2013 to 12/31/2013.........  $13.13644    $17.58113            0
    01/01/2014 to 12/31/2014.........  $17.58113    $18.07191        1,089
 AST SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11095    $ 9.43656            0
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0
    01/01/2011 to 12/31/2011.........  $10.30053    $ 9.58913            0
    01/01/2012 to 12/31/2012.........  $ 9.58913    $11.21832           23
    01/01/2013 to 12/31/2013.........  $11.21832    $15.26149        3,645
    01/01/2014 to 12/31/2014.........  $15.26149    $15.90635        1,575

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.06740    $10.57860            0
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653            0
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361            0
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807        2,184
    01/01/2011 to 12/31/2011.........  $10.52807    $10.63067        3,039
    01/01/2012 to 12/31/2012.........  $10.63067    $11.94592       23,637
    01/01/2013 to 12/31/2013.........  $11.94592    $13.81861       32,182
    01/01/2014 to 12/31/2014.........  $13.81861    $14.48626       39,114
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11700    $ 9.82815            0
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507            0
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144            0
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169            0
    01/01/2011 to 12/31/2011.........  $ 7.77169    $ 7.56873            0
    01/01/2012 to 12/31/2012.........  $ 7.56873    $ 8.78643            0
    01/01/2013 to 12/31/2013.........  $ 8.78643    $11.28190        4,424
    01/01/2014 to 12/31/2014.........  $11.28190    $12.00433        6,949
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08361    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744            0
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555            0
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897            0
    01/01/2011 to 12/31/2011.........  $11.20897    $10.91000            0
    01/01/2012 to 12/31/2012.........  $10.91000    $12.70117            0
    01/01/2013 to 12/31/2013.........  $12.70117    $18.11188        1,087
    01/01/2014 to 12/31/2014.........  $18.11188    $19.42910        5,419
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.17958    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317            0
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784            0
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409          878
    01/01/2011 to 12/31/2011.........  $12.17409    $10.25550          854
    01/01/2012 to 12/31/2012.........  $10.25550    $10.52125          853
    01/01/2013 to 12/31/2013.........  $10.52125    $12.01930        4,036
    01/01/2014 to 12/31/2014.........  $12.01930    $10.90540        3,053

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.98213    $10.73003           0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499           0
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569           0
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612           0
    01/01/2011 to 12/31/2011.........  $12.04612    $12.41886           0
    01/01/2012 to 12/31/2012.........  $12.41886    $12.93840          13
    01/01/2013 to 12/31/2013.........  $12.93840    $12.32953         189
    01/01/2014 to 12/31/2014.........  $12.32953    $12.27550         138
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12210    $11.05096           0
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035           0
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421           0
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752           0
    01/01/2011 to 12/31/2011.........  $ 9.10752    $ 8.70580           0
    01/01/2012 to 12/31/2012.........  $ 8.70580    $ 9.56832          35
    01/01/2013 to 12/31/2013.........  $ 9.56832    $11.41596           0
    01/01/2014 to 12/31/2014.........  $11.41596    $11.92516       4,247
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774           0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351           0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999           0
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727           0
    01/01/2011 to 12/31/2011.........  $11.05727    $11.60740           0
    01/01/2012 to 12/31/2012.........  $11.60740    $12.39484       1,828
    01/01/2013 to 12/31/2013.........  $12.39484    $12.08896       1,727
    01/01/2014 to 12/31/2014.........  $12.08896    $12.83064       1,641
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267           0
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292           0
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902           0
    01/01/2011 to 12/31/2011.........  $ 9.37902    $ 9.13111       1,212
    01/01/2012 to 09/21/2012.........  $ 9.13111    $10.27970           0

* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                               MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                                PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                               ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at fair value. $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               -----------    -----------       -----------    -----------   -----------
  Net Assets.................................. $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units.......................... $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               -----------    -----------       -----------    -----------   -----------
                                               $11,416,513    $21,522,476       $21,608,417    $30,546,778   $18,320,913
                                               ===========    ===========       ===========    ===========   ===========

  Units outstanding...........................   9,430,210      8,490,834         7,413,885      9,643,105     4,585,387
                                               ===========    ===========       ===========    ===========   ===========

  Portfolio shares held.......................   1,141,651      1,845,838           560,384      1,153,579     3,585,306
  Portfolio net asset value per share......... $     10.00    $     11.66       $     38.56    $     26.48   $      5.11
  Investment in portfolio shares, at cost..... $11,416,513    $20,530,486       $15,201,886    $22,269,451   $19,011,643

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                                PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                               MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                                PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                               ------------ ---------------- ----------------- -----------  --------------
                                                01/01/2014     01/01/2014       01/01/2014      01/01/2014    01/01/2014
                                                    TO             TO               TO              TO            TO
                                                12/31/2014     12/31/2014       12/31/2014      12/31/2014    12/31/2014
                                               ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income............................. $       100    $   249,056       $         -    $         -   $ 1,186,427
                                               -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     168,507        310,795           314,850        453,883       289,770
                                               -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)..................    (168,407)       (61,739)         (314,850)      (453,883)      896,657
                                               -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -              -                 -              -             -
  Realized gain (loss) on shares redeemed.....           -         69,665           850,665        930,893         4,303
  Net change in unrealized gain (loss) on
   investments................................           -      1,219,352           797,472      2,060,846      (627,477)
                                               -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................           -      1,289,017         1,648,137      2,991,739      (623,174)
                                               -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (168,407)   $ 1,227,278       $ 1,333,287    $ 2,537,856   $   273,483
                                               ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    T. ROWE PRICE                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL   PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO INVESTOR CLASS     SERIES I           SHARES
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------
  $25,722,856       $5,532,424    $26,986,546    $4,732,319      $1,851,674      $7,265,879      $9,860,194        $5,660,135
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

    9,093,621        2,451,309      8,901,716     1,068,738       1,140,067       2,239,553       3,622,597         2,229,832
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

      521,444          215,102        660,625       171,647         121,342         242,035         240,493           158,281
  $     49.33       $    25.72    $     40.85    $    27.57      $    15.26      $    30.02      $    41.00        $    35.76
  $17,927,394       $4,158,536    $15,295,134    $2,875,552      $1,650,840      $4,877,172      $6,004,707        $4,238,820

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    T. ROWE PRICE                       JANUS ASPEN
                                   PRUDENTIAL       SMALL       T. ROWE PRICE  EQUITY INCOME  INVESCO V.I. CORE JANUS PORTFOLIO -
PRUDENTIAL STOCK    PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL   PORTFOLIO -     EQUITY FUND -     INSTITUTIONAL
INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO INVESTOR CLASS     SERIES I           SHARES
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
   01/01/2014       01/01/2014     01/01/2014    01/01/2014      01/01/2014      01/01/2014      01/01/2014        01/01/2014
       TO               TO             TO            TO              TO              TO              TO                TO
   12/31/2014       12/31/2014     12/31/2014    12/31/2014      12/31/2014      12/31/2014      12/31/2014        12/31/2014
---------------- ---------------- -----------  --------------- --------------- -------------- ----------------- -----------------
  $   777,834       $        -    $         -    $        -      $   20,300      $  128,135      $   85,308        $   19,884
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

      367,252           84,065        391,300        67,961          27,758         102,887         141,577            76,110
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

      410,582          (84,065)      (391,300)      (67,961)         (7,458)         25,248         (56,269)          (56,226)
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

    1,126,200                -              -             -          10,747               -          47,629           392,255
    1,257,261          253,365      1,739,951       332,839          32,846         279,040         488,028           197,601
       21,459          (65,087)       847,811       (96,754)        (83,258)        117,710         179,257            52,854
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

    2,404,920          188,278      2,587,762       236,085         (39,665)        396,750         714,914           642,710
  -----------       ----------    -----------    ----------      ----------      ----------      ----------        ----------

  $ 2,815,502       $  104,213    $ 2,196,462    $  168,124      $  (47,123)     $  421,998      $  658,645        $  586,484
  ===========       ==========    ===========    ==========      ==========      ==========      ==========        ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------
                                                JANUS ASPEN                                             FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH          VP         GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    VALUE FUND -  VIP FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS   CLASS I       CLASS 2
                                               ------------- ------------- ------------- ------------ -------------
ASSETS
  Investment in the portfolios, at fair value.  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                -----------   ----------    ----------    ----------   ----------
  Net Assets..................................  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                ===========   ==========    ==========    ==========   ==========

NET ASSETS, representing:
  Accumulation units..........................  $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                -----------   ----------    ----------    ----------   ----------
                                                $ 6,370,960   $1,654,170    $6,718,696    $2,563,160   $3,208,220
                                                ===========   ==========    ==========    ==========   ==========

  Units outstanding...........................    1,931,339      620,760     2,420,836       795,364    1,152,611
                                                ===========   ==========    ==========    ==========   ==========

  Portfolio shares held.......................      195,668       56,825       169,024       272,387      136,172
  Portfolio net asset value per share.........  $     32.56   $    29.11    $    39.75    $     9.41   $    23.56
  Investment in portfolio shares, at cost.....  $ 6,590,515   $1,060,722    $4,241,395    $1,820,240   $2,901,128

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------
                                                JANUS ASPEN                                             FRANKLIN
                                                 OVERSEAS       MFS(R)        MFS(R)                  SMALL-MID CAP
                                                PORTFOLIO -    RESEARCH       GROWTH          VP         GROWTH
                                               INSTITUTIONAL   SERIES -      SERIES -    VALUE FUND -  VIP FUND -
                                                  SHARES     INITIAL CLASS INITIAL CLASS   CLASS I       CLASS 2
                                               ------------- ------------- ------------- ------------ -------------
                                                01/01/2014    01/01/2014    01/01/2014    01/01/2014   01/01/2014
                                                    TO            TO            TO            TO           TO
                                                12/31/2014    12/31/2014    12/31/2014    12/31/2014   12/31/2014
                                               ------------- ------------- ------------- ------------ -------------
INVESTMENT INCOME
  Dividend income.............................  $   446,371   $   13,658    $    6,977    $   39,621   $        -
                                                -----------   ----------    ----------    ----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      106,770       23,597        94,641        35,871       45,706
                                                -----------   ----------    ----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)..................      339,601       (9,939)      (87,664)        3,750      (45,706)
                                                -----------   ----------    ----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      536,899      123,932       445,227             -      636,756
  Realized gain (loss) on shares redeemed.....      163,771      132,220       418,055        99,502       77,401
  Net change in unrealized gain (loss) on
   investments................................   (2,026,972)    (107,670)     (294,257)      179,191     (478,608)
                                                -----------   ----------    ----------    ----------   ----------

NET GAIN (LOSS) ON INVESTMENTS................   (1,326,302)     148,482       569,025       278,693      235,549
                                                -----------   ----------    ----------    ----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $  (986,701)  $  138,543    $  481,361    $  282,443   $  189,843
                                                ===========   ==========    ==========    ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN                                 PRUDENTIAL SP
                              VPS LARGE CAP   PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                     GROWTH        SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE    PORTFOLIO -    CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $3,979,266    $2,161,496      $703,978      $9,607,311       $467,876        $8,785,946    $2,240,172     $1,905,433
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

   1,622,371     1,357,845       681,423       3,508,242        288,465         2,920,131     1,478,763      1,132,733
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

     179,570       190,945        14,858         486,200         13,288           740,805       377,133        255,078
  $    22.16    $    11.32      $  47.38      $    19.76       $  35.21        $    11.86    $     5.94     $     7.47
  $2,466,605    $2,158,448      $444,539      $6,106,206       $286,819        $5,378,882    $2,339,893     $2,058,941

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN                                 PRUDENTIAL SP
                              VPS LARGE CAP   PRUDENTIAL                       PRUDENTIAL   PRUDENTIAL SP
  PRUDENTIAL                     GROWTH        SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE    PORTFOLIO -    CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  01/01/2014    01/01/2014     01/01/2014     01/01/2014      01/01/2014       01/01/2014    01/01/2014     01/01/2014
      TO            TO             TO             TO              TO               TO            TO             TO
  12/31/2014    12/31/2014     12/31/2014     12/31/2014      12/31/2014       12/31/2014    12/31/2014     12/31/2014
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $        -    $   20,152      $      -      $        -       $  1,005        $        -    $        -     $        -
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

      58,350        30,716         9,319         155,060          7,092           138,719        37,517         33,026
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     (58,350)      (10,564)       (9,319)       (155,060)        (6,087)         (138,719)      (37,517)       (33,026)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

           -       436,178             -               -         32,654                 -             -              -
     296,178        54,717        17,496         518,346         14,046           471,896        (2,613)        (7,335)
      (5,997)     (381,179)       69,462         (50,413)         5,969           329,261      (141,985)      (118,873)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     290,181       109,716        86,958         467,933         52,669           801,157      (144,598)      (126,208)
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

  $  231,831    $   99,152      $ 77,639      $  312,873       $ 46,582        $  662,438    $ (182,115)    $ (159,234)
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST         AST SCHRODERS                 AST J.P. MORGAN
                                                GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                                  LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                               VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               --------------- ----------------- ------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at fair value.   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 -----------     ------------     -----------   ------------     -----------
  Net Assets..................................   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 ===========     ============     ===========   ============     ===========

NET ASSETS, representing:
  Accumulation units..........................   $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 -----------     ------------     -----------   ------------     -----------
                                                 $26,452,566     $198,922,132     $24,915,295   $181,266,072     $14,182,414
                                                 ===========     ============     ===========   ============     ===========

  Units outstanding...........................     1,607,364       15,618,657       1,374,488     14,108,148         934,079
                                                 ===========     ============     ===========   ============     ===========

  Portfolio shares held.......................       993,710       12,211,303       2,514,157     11,019,214       1,088,443
  Portfolio net asset value per share.........   $     26.62     $      16.29     $      9.91   $      16.45     $     13.03
  Investment in portfolio shares, at cost.....   $18,932,120     $166,158,712     $18,546,393   $149,014,888     $10,439,037

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST         AST SCHRODERS                 AST J.P. MORGAN
                                                GOLDMAN SACHS  MULTI-ASSET WORLD  AST COHEN &     STRATEGIC      AST HERNDON
                                                  LARGE-CAP       STRATEGIES     STEERS REALTY  OPPORTUNITIES     LARGE-CAP
                                               VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
                                               --------------- ----------------- ------------- --------------- ---------------
                                                 01/01/2014       01/01/2014      01/01/2014     01/01/2014      01/01/2014
                                                     TO               TO              TO             TO              TO
                                                 12/31/2014       12/31/2014      12/31/2014     12/31/2014      12/31/2014
                                               --------------- ----------------- ------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $          -     $         -   $          -     $         -
                                                 -----------     ------------     -----------   ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................       373,056        3,340,793         381,015      2,877,004         244,315
                                                 -----------     ------------     -----------   ------------     -----------

NET INVESTMENT INCOME (LOSS)..................      (373,056)      (3,340,793)       (381,015)    (2,877,004)       (244,315)
                                                 -----------     ------------     -----------   ------------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -                -               -              -               -
  Realized gain (loss) on shares redeemed.....     1,476,777        3,962,920       1,142,152      2,717,403         766,718
  Net change in unrealized gain (loss) on
   investments................................     1,385,666        2,000,082       4,908,656      6,653,390        (524,222)
                                                 -----------     ------------     -----------   ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS................     2,862,443        5,963,002       6,050,808      9,370,793         242,496
                                                 -----------     ------------     -----------   ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 2,489,387     $  2,622,209     $ 5,669,793   $  6,493,789     $    (1,819)
                                                 ===========     ============     ===========   ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               AST SMALL-CAP                                   AST GOLDMAN
                  GROWTH                                          SACHS         AST GOLDMAN                    AST LORD ABBETT
AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED
  PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------
 $26,780,781    $20,645,938    $13,181,863     $12,514,904     $         -      $34,356,351      $31,868,797     $41,786,452
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

   2,029,055      1,213,589        709,402         738,077               -        1,851,797        1,927,711       3,389,988
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

   3,180,615      1,450,874        645,221         579,931               -        4,438,805        1,410,748       3,488,018
 $      8.42    $     14.23    $     20.43     $     21.58     $         -      $      7.74      $     22.59     $     11.98
 $24,255,377    $15,061,617    $ 8,726,214     $ 8,976,344     $         -      $24,768,413      $23,110,846     $39,352,963

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               AST SMALL-CAP                                   AST GOLDMAN
                  GROWTH                                          SACHS         AST GOLDMAN                    AST LORD ABBETT
AST HIGH YIELD OPPORTUNITIES   AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED
  PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
  01/01/2014    01/01/2014     01/01/2014      01/01/2014       01/01/2014       01/01/2014      01/01/2014       01/01/2014
      TO            TO             TO              TO               TO               TO              TO               TO
  12/31/2014    12/31/2014     12/31/2014      12/31/2014      02/07/2014**      12/31/2014      12/31/2014       12/31/2014
-------------- ------------- --------------- --------------- ---------------- ---------------- --------------- ----------------
 $         -    $         -    $         -     $         -     $         -      $         -      $         -     $         -
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

     453,476        328,084        218,612         210,684          34,319          541,638          458,681         606,190
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

    (453,476)      (328,084)      (218,612)       (210,684)        (34,319)        (541,638)        (458,681)       (606,190)
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

           -              -              -               -               -                -                -               -
     491,402      1,263,627        974,694         708,479       5,492,654        1,426,131        1,308,636         209,859
     165,656       (274,811)       784,093        (108,578)     (5,804,355)       2,136,102        2,501,287       2,218,242
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

     657,058        988,816      1,758,787         599,901        (311,701)       3,562,233        3,809,923       2,428,101
 -----------    -----------    -----------     -----------     -----------      -----------      -----------     -----------

 $   203,582    $   660,732    $ 1,540,175     $   389,217     $  (346,020)     $ 3,020,595      $ 3,351,242     $ 1,821,911
 ===========    ===========    ===========     ===========     ===========      ===========      ===========     ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST                                        AST NEUBERGER
                                                LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                                  LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                               GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                               ---------------- -------------- ---------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 -----------     -----------     -----------     -----------    -----------
  Net Assets..................................   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 ===========     ===========     ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units..........................   $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 -----------     -----------     -----------     -----------    -----------
                                                 $55,755,723     $15,865,309     $24,465,559     $29,899,391    $17,126,373
                                                 ===========     ===========     ===========     ===========    ===========

  Units outstanding...........................     3,233,775         917,514       1,372,581       1,562,753      1,680,911
                                                 ===========     ===========     ===========     ===========    ===========

  Portfolio shares held.......................     1,727,788         956,318         700,216       1,087,251      1,656,322
  Portfolio net asset value per share.........   $     32.27     $     16.59     $     34.94     $     27.50    $     10.34
  Investment in portfolio shares, at cost.....   $41,542,680     $11,004,190     $17,383,457     $20,181,155    $17,464,282

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                     AST                                        AST NEUBERGER
                                                LOOMIS SAYLES                   AST NEUBERGER   BERMAN / LSV     AST PIMCO
                                                  LARGE-CAP     AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY
                                               GROWTH PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO
                                               ---------------- -------------- ---------------- ------------- ----------------
                                                  01/01/2014      01/01/2014      01/01/2014     01/01/2014      01/01/2014
                                                      TO              TO              TO             TO              TO
                                                  12/31/2014      12/31/2014      12/31/2014     12/31/2014      12/31/2014
                                               ---------------- -------------- ---------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $         -     $         -     $         -     $         -    $         -
                                                 -----------     -----------     -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................       865,382         251,358         385,913         452,026        289,793
                                                 -----------     -----------     -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)..................      (865,382)       (251,358)       (385,913)       (452,026)      (289,793)
                                                 -----------     -----------     -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             -               -               -               -              -
  Realized gain (loss) on shares redeemed.....     2,011,355         909,083       1,128,895       1,310,629        (55,871)
  Net change in unrealized gain (loss) on
   investments................................     3,926,314         393,531         634,724       2,333,779         42,650
                                                 -----------     -----------     -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................     5,937,669       1,302,614       1,763,619       3,644,408        (13,221)
                                                 -----------     -----------     -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 5,072,287     $ 1,051,256     $ 1,377,706     $ 3,192,382    $  (303,014)
                                                 ===========     ===========     ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------
$29,330,380    $19,183,754   $29,775,366  $826,924,042    $23,598,907      $24,025,720      $16,051,541      $122,370,695
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  1,935,274      1,015,750     2,901,523    58,767,522      1,464,731        2,075,409        1,535,267        10,289,385
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  2,215,286        908,752     1,429,446    35,054,008      1,503,115        1,001,907        1,482,137         9,673,573
$     13.24    $     21.11   $     20.83  $      23.59    $     15.70      $     23.98      $     10.83      $      12.65
$21,442,497    $15,050,830   $29,559,216  $651,420,516    $17,806,640      $21,317,236      $16,314,584      $106,380,673

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
AST T. ROWE                  AST T. ROWE   AST T. ROWE                                                      AST WELLINGTON
PRICE EQUITY    AST QMA US  PRICE NATURAL  PRICE ASSET                   AST J.P. MORGAN        AST           MANAGEMENT
   INCOME      EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL   TEMPLETON GLOBAL      HEDGED
 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO  BOND PORTFOLIO  EQUITY PORTFOLIO
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------
 01/01/2014     01/01/2014   01/01/2014    01/01/2014      01/01/2014       01/01/2014       01/01/2014       01/01/2014
     TO             TO           TO            TO              TO               TO               TO               TO
 12/31/2014     12/31/2014   12/31/2014    12/31/2014      12/31/2014       12/31/2014       12/31/2014       12/31/2014
------------   ------------ ------------- ------------  ---------------- ---------------- ---------------- ----------------

$         -    $         -   $         -  $          -    $         -      $         -      $         -      $          -
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------



    457,693        221,324       530,679    12,726,900        360,400          404,763          247,632         1,719,170
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

   (457,693)      (221,324)     (530,679)  (12,726,900)      (360,400)        (404,763)        (247,632)       (1,719,170)
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

          -              -             -             -              -                -                -                 -
  1,191,710        583,641       934,958    11,069,461        679,852          514,197          (15,434)        1,558,550

    904,915      1,467,891    (3,370,690)   34,128,716        117,331       (2,123,233)         111,354         4,028,997
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

  2,096,625      2,051,532    (2,435,732)   45,198,177        797,183       (1,609,036)          95,920         5,587,547
-----------    -----------   -----------  ------------    -----------      -----------      -----------      ------------

$ 1,638,932    $ 1,830,208   $(2,966,411) $ 32,471,277    $   436,783      $(2,013,799)     $  (151,712)     $  3,868,377
===========    ===========   ===========  ============    ===========      ===========      ===========      ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                             AST ACADEMIC                    AST
                                               AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION      AST
                                               GROWTH ASSET     ASSET         ASSET         ASSET       FI PYRAMIS
                                                ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   QUANTITATIVE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair value. $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ------------  ------------  ------------  ------------  ------------
  Net Assets.................................. $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units.......................... $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ------------  ------------  ------------  ------------  ------------
                                               $573,414,083  $375,742,025  $711,535,604  $486,778,128  $332,704,432
                                               ============  ============  ============  ============  ============

  Units outstanding...........................   40,109,004    30,392,215    51,425,261    37,987,102    25,768,112
                                               ============  ============  ============  ============  ============

  Portfolio shares held.......................   38,253,108    28,792,492    48,403,783    34,969,693    27,473,529
  Portfolio net asset value per share......... $      14.99  $      13.05  $      14.70  $      13.92  $      12.11
  Investment in portfolio shares, at cost..... $439,439,169  $313,793,588  $550,285,175  $412,185,044  $274,822,728

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------
                                                             AST ACADEMIC                    AST
                                               AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION      AST
                                               GROWTH ASSET     ASSET         ASSET         ASSET       FI PYRAMIS
                                                ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   QUANTITATIVE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------  ------------  ------------  ------------  ------------
                                                01/01/2014    01/01/2014    01/01/2014    01/01/2014    01/01/2014
                                                    TO            TO            TO            TO            TO
                                                12/31/2014    12/31/2014    12/31/2014    12/31/2014    12/31/2014
                                               ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income............................. $          -  $          -  $          -  $          -  $          -
                                               ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................    8,979,847     6,771,357    11,275,381     7,947,711     5,353,843
                                               ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..................   (8,979,847)   (6,771,357)  (11,275,381)   (7,947,711)   (5,353,843)
                                               ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -             -             -             -             -
  Realized gain (loss) on shares redeemed.....    8,270,344     8,887,813    12,339,698     7,214,935     5,266,720
  Net change in unrealized gain (loss) on
   investments................................   27,772,086     5,280,870    31,171,828    19,712,369     5,068,068
                                               ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS................   36,042,430    14,168,683    43,511,526    26,927,304    10,334,788
                                               ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 27,062,583  $  7,397,326  $ 32,236,145  $ 18,979,593  $  4,980,945
                                               ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------
 $372,174,090   $607,972,984  $57,338,066  $16,760,208  $19,788,588   $231,463,539   $8,945,209    $17,533,604
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   26,711,521     43,576,045    3,052,980    1,792,812    1,093,068     20,088,453      788,321      1,493,204
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

   28,497,250     40,694,310    2,567,759   16,760,208      622,283     18,068,973      522,501      1,314,363
 $      13.06   $      14.94  $     22.33  $      1.00  $     31.80   $      12.81   $    17.12    $     13.34
 $297,299,008   $483,198,750  $38,866,205  $16,760,208  $14,534,861   $219,758,856   $8,072,140    $15,184,271

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                              AST T. ROWE
AST PRUDENTIAL      AST          PRICE                      AST                          AST           AST
    GROWTH        ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL INTERNATIONAL
  ALLOCATION     STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE        GROWTH
  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------
  01/01/2014     01/01/2014   01/01/2014    01/01/2014   01/01/2014    01/01/2014    01/01/2014    01/01/2014
      TO             TO           TO            TO           TO            TO            TO            TO
  12/31/2014     12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014    12/31/2014    12/31/2014
--------------  ------------  -----------  -----------  -----------  -------------- ------------- -------------

 $          -   $          -  $         -  $         -  $         -   $          -   $        -    $         -
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

    5,597,186      9,320,103      957,168      315,276      325,580      3,970,272      151,192        270,495
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   (5,597,186)    (9,320,103)    (957,168)    (315,276)    (325,580)    (3,970,272)    (151,192)      (270,495)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

            -              -            -            -            -              -            -              -
    5,196,985      7,154,400    3,487,534            -    1,039,086      1,568,157      167,621        322,337
   24,233,649     26,828,542    1,113,161            -     (299,395)     8,504,979     (803,419)    (1,320,081)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

   29,430,634     33,982,942    4,600,695            -      739,691     10,073,136     (635,798)      (997,744)
 ------------   ------------  -----------  -----------  -----------   ------------   ----------    -----------

 $ 23,833,448   $ 24,662,839  $ 3,643,527  $  (315,276) $   414,111   $  6,102,864   $ (786,990)   $(1,268,239)
 ============   ============  ===========  ===========  ===========   ============   ==========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                               NVIT DEVELOPING AST INVESTMENT   AST WESTERN
                                               MARKETS FUND -    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                                  CLASS II       PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                               --------------- -------------- --------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  --------      -----------     -----------    -----------     ----------
  Net Assets..................................    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  ========      ===========     ===========    ===========     ==========

NET ASSETS, representing:
  Accumulation units..........................    $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  --------      -----------     -----------    -----------     ----------
                                                  $665,658      $55,402,859     $57,740,320    $18,216,573     $1,131,411
                                                  ========      ===========     ===========    ===========     ==========

  Units outstanding...........................      48,439        4,188,300       4,879,915      1,578,300         95,412
                                                  ========      ===========     ===========    ===========     ==========

  Portfolio shares held.......................     114,178        8,123,586       5,096,233      1,476,221        110,167
  Portfolio net asset value per share.........    $   5.83      $      6.82     $     11.33    $     12.34     $    10.27
  Investment in portfolio shares, at cost.....    $832,652      $54,700,425     $54,651,578    $17,578,354     $1,113,090

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                               NVIT DEVELOPING AST INVESTMENT   AST WESTERN
                                               MARKETS FUND -    GRADE BOND   ASSET CORE PLUS    AST BOND       AST BOND
                                                  CLASS II       PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019
                                               --------------- -------------- --------------- -------------- --------------
                                                 01/01/2014      01/01/2014     01/01/2014      01/01/2014     01/01/2014
                                                     TO              TO             TO              TO             TO
                                                 12/31/2014      12/31/2014     12/31/2014      12/31/2014     12/31/2014
                                               --------------- -------------- --------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................    $  5,215      $         -     $         -    $         -     $        -
                                                  --------      -----------     -----------    -----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      10,264          701,558         937,639        445,245         28,463
                                                  --------      -----------     -----------    -----------     ----------

NET INVESTMENT INCOME (LOSS)..................      (5,049)        (701,558)       (937,639)      (445,245)       (28,463)
                                                  --------      -----------     -----------    -----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -                -               -              -              -
  Realized gain (loss) on shares redeemed.....     (26,648)       2,162,687         474,291        216,922           (543)
  Net change in unrealized gain (loss) on
   investments................................     (21,895)         416,489       3,220,223        334,282         64,656
                                                  --------      -----------     -----------    -----------     ----------

NET GAIN (LOSS) ON INVESTMENTS................     (48,543)       2,579,176       3,694,514        551,204         64,113
                                                  --------      -----------     -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $(53,592)     $ 1,877,618     $ 2,756,875    $   105,959     $   35,650
                                                  ========      ===========     ===========    ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
==========      ===========      ===========    ============   ============   ============    ============     ============

$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
$9,050,399      $26,823,071      $30,102,425    $281,552,688   $341,954,930   $177,267,302    $190,575,614     $225,855,186
==========      ===========      ===========    ============   ============   ============    ============     ============

   606,111        2,742,367        1,619,382      20,067,331     27,104,020     12,870,017      15,715,244       16,377,933
==========      ===========      ===========    ============   ============   ============    ============     ============

   807,350        3,137,201        1,670,501      19,010,985     28,330,980     13,258,587      15,750,051       16,968,834
$    11.21      $      8.55      $     18.02    $      14.81   $      12.07   $      13.37    $      12.10     $      13.31
$7,412,992      $27,370,888      $20,734,392    $221,377,689   $288,367,981   $141,956,914    $166,164,223     $183,078,009

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
AST GLOBAL     AST PARAMETRIC    AST GOLDMAN    AST SCHRODERS    AST RCM     AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R)
REAL ESTATE   EMERGING MARKETS SACHS SMALL-CAP GLOBAL TACTICAL WORLD TRENDS  GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION
 PORTFOLIO    EQUITY PORTFOLIO VALUE PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
01/01/2014       01/01/2014      01/01/2014      01/01/2014     01/01/2014     01/01/2014      01/01/2014       01/01/2014
    TO               TO              TO              TO             TO             TO              TO               TO
12/31/2014       12/31/2014      12/31/2014      12/31/2014     12/31/2014     12/31/2014      12/31/2014       12/31/2014
-----------   ---------------- --------------- --------------- ------------  --------------- --------------- -----------------
$        -      $         -      $         -    $          -   $          -   $          -    $          -     $          -
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

   141,623          484,275          469,153       4,334,782      5,169,886      2,711,059       2,916,652        3,446,040
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

  (141,623)        (484,275)        (469,153)     (4,334,782)    (5,169,886)    (2,711,059)     (2,916,652)      (3,446,040)
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

         -                -                -               -              -              -               -                -
   357,106          463,733        1,402,329       3,779,469      3,187,450      2,658,885       2,410,558        2,835,071
   755,076       (1,798,171)         579,970      11,646,313     13,082,335      7,804,797       4,699,343        8,775,830
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------
 1,112,182       (1,334,438)       1,982,299      15,425,782     16,269,785     10,463,682       7,109,901       11,610,901
----------      -----------      -----------    ------------   ------------   ------------    ------------     ------------

$  970,559      $(1,818,713)     $ 1,513,146    $ 11,091,000   $ 11,099,899   $  7,752,623    $  4,193,249     $  8,164,861
==========      ===========      ===========    ============   ============   ============    ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
ASSETS
  Investment in the portfolios, at fair value.  $278,718     $133,729     $322,697   $347,470    $282,528
                                                --------     --------     --------   --------    --------
  Net Assets..................................  $278,718     $133,729     $322,697   $347,470    $282,528
                                                ========     ========     ========   ========    ========

NET ASSETS, representing:
  Accumulation units..........................  $278,718     $133,729     $322,697   $347,470    $282,528
                                                --------     --------     --------   --------    --------
                                                $278,718     $133,729     $322,697   $347,470    $282,528
                                                ========     ========     ========   ========    ========

  Units outstanding...........................    13,436        7,950       32,692     16,567      20,137
                                                ========     ========     ========   ========    ========

  Portfolio shares held.......................     4,345        2,387       10,235      5,438       4,685
  Portfolio net asset value per share.........  $  64.15     $  56.02     $  31.53   $  63.90    $  60.31
  Investment in portfolio shares, at cost.....  $141,352     $ 78,612     $183,259   $169,477    $217,200

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                       SUBACCOUNTS
                                               -----------------------------------------------------------
                                               PROFUND VP   PROFUND VP
                                                CONSUMER  CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP
                                                SERVICES    PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS
                                               ---------- -------------- ---------- ----------- -----------
                                               01/01/2014   01/01/2014   01/01/2014 01/01/2014  01/01/2014
                                                   TO           TO           TO         TO          TO
                                               12/31/2014   12/31/2014   12/31/2014 12/31/2014  12/31/2014
                                               ---------- -------------- ---------- ----------- -----------
INVESTMENT INCOME
  Dividend income.............................  $      -     $  1,102     $    706   $    288    $    831
                                                --------     --------     --------   --------    --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................     4,766        2,345        5,077      5,350       5,130
                                                --------     --------     --------   --------    --------

NET INVESTMENT INCOME (LOSS)..................    (4,766)      (1,243)      (4,371)    (5,062)     (4,299)
                                                --------     --------     --------   --------    --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........       333            -            -          -           -
  Realized gain (loss) on shares redeemed.....    67,925       38,956       47,262     60,750      52,926
  Net change in unrealized gain (loss) on
   investments................................   (33,409)     (26,069)      (8,716)    15,416     (33,290)
                                                --------     --------     --------   --------    --------

NET GAIN (LOSS) ON INVESTMENTS................    34,849       12,887       38,546     76,166      19,636
                                                --------     --------     --------   --------    --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 30,083     $ 11,644     $ 34,175   $ 71,104    $ 15,337
                                                ========     ========     ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP  PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP     MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH      VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 --------    -------    --------    --------   -------        --------       --------   --------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 ========    =======    ========    ========   =======        ========       ========   ========

 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 --------    -------    --------    --------   -------        --------       --------   --------
 $ 41,681    $29,902    $154,667    $ 54,853   $15,295        $101,798       $114,645   $102,950
 ========    =======    ========    ========   =======        ========       ========   ========

    2,670      1,965      12,500       3,393       975           9,211          8,812      6,647
 ========    =======    ========    ========   =======        ========       ========   ========

      865        710       2,462       1,465       361          11,948          2,639      1,799
 $  48.21    $ 42.11    $  62.83    $  37.45   $ 42.32        $   8.52       $  43.44   $  57.23
 $ 30,483    $16,693    $109,560    $ 51,882   $ 9,028        $ 90,954       $ 80,552   $ 91,998

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
PROFUND VP  PROFUND VP             PROFUND VP PROFUND VP                               PROFUND VP
 MID-CAP     MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
  GROWTH      VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------
01/01/2014  01/01/2014 01/01/2014  01/01/2014 01/01/2014     01/01/2014     01/01/2014 01/01/2014
    TO          TO         TO          TO         TO             TO             TO         TO
12/31/2014  12/31/2014 12/31/2014  12/31/2014 12/31/2014     12/31/2014     12/31/2014 12/31/2014
----------  ---------- ----------- ---------- ---------- ------------------ ---------- ----------

 $      -    $    45    $  2,280    $      -   $     -        $  5,594       $  2,412   $     51
 --------    -------    --------    --------   -------        --------       --------   --------



      901        553       2,248       1,147       224           1,888          2,162        670
 --------    -------    --------    --------   -------        --------       --------   --------

     (901)      (508)         32      (1,147)     (224)          3,706            250       (619)
 --------    -------    --------    --------   -------        --------       --------   --------

    5,614          -           -      12,406       619               -              -          -
   12,667     11,361       6,104       1,318     1,210          10,150         20,066      6,240
  (17,299)    (7,827)     25,347     (12,779)     (405)        (14,501)         8,422     (1,975)
 --------    -------    --------    --------   -------        --------       --------   --------

      982      3,534      31,451         945     1,424          (4,351)        28,488      4,265
 --------    -------    --------    --------   -------        --------       --------   --------

 $     81    $ 3,026    $ 31,483    $   (202)  $ 1,200        $   (645)      $ 28,738   $  3,646
 ========    =======    ========    ========   =======        ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                             AST
                                                                            BOSTON        AST
                                                                           PARTNERS     JENNISON
                                               PROFUND VP                 LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND       VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020  PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- -----------  -----------  --------------
ASSETS
  Investment in the portfolios, at fair value.  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                -------     ----------   -----------  -----------   -----------
  Net Assets..................................  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                =======     ==========   ===========  ===========   ===========

NET ASSETS, representing:
  Accumulation units..........................  $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                -------     ----------   -----------  -----------   -----------
                                                $40,208     $3,445,666   $10,969,153  $16,896,818   $11,150,189
                                                =======     ==========   ===========  ===========   ===========

  Units outstanding...........................    3,175        282,427       716,697      972,440       990,838
                                                =======     ==========   ===========  ===========   ===========

  Portfolio shares held.......................    1,042        526,056       600,720      805,761       923,794
  Portfolio net asset value per share.........  $ 38.58     $     6.55   $     18.26  $     20.97   $     12.07
  Investment in portfolio shares, at cost.....  $23,983     $3,337,463   $ 8,105,230  $12,248,017   $10,897,031

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                             AST
                                                                            BOSTON        AST
                                                                           PARTNERS     JENNISON
                                               PROFUND VP                 LARGE-CAP    LARGE-CAP
                                               LARGE-CAP     AST BOND       VALUE        GROWTH       AST BOND
                                                 VALUE    PORTFOLIO 2020  PORTFOLIO    PORTFOLIO   PORTFOLIO 2017
                                               ---------- -------------- -----------  -----------  --------------
                                               01/01/2014   01/01/2014    01/01/2014   01/01/2014    01/01/2014
                                                   TO           TO            TO           TO            TO
                                               12/31/2014   12/31/2014    12/31/2014   12/31/2014    12/31/2014
                                               ---------- -------------- -----------  -----------  --------------
INVESTMENT INCOME
  Dividend income.............................  $   322     $        -   $         -  $         -   $         -
                                                -------     ----------   -----------  -----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      739         83,316       168,238      247,807       266,442
                                                -------     ----------   -----------  -----------   -----------

NET INVESTMENT INCOME (LOSS)..................     (417)       (83,316)     (168,238)    (247,807)     (266,442)
                                                -------     ----------   -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........        -              -             -            -             -
  Realized gain (loss) on shares redeemed.....   13,811         61,915       358,341      806,360       171,195
  Net change in unrealized gain (loss) on
   investments................................   (9,461)       179,486       643,128      628,344        20,683
                                                -------     ----------   -----------  -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS................    4,350        241,401     1,001,469    1,434,704       191,878
                                                -------     ----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 3,933     $  158,085   $   833,231  $ 1,186,897   $   (74,564)
                                                =======     ==========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO   WELLS FARGO
               ADVANTAGE VT  ADVANTAGE VT    WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL     OMEGA      ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND    EQUITY FUND - GROWTH FUND - SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021    CLASS 1       CLASS 1    FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 ===========      =======      ========        =======       ==========      ==========      ============       ========

 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
 $13,413,627      $41,592      $324,161        $62,353       $9,668,636      $5,511,312      $129,183,964       $179,356
 ===========      =======      ========        =======       ==========      ==========      ============       ========

   1,065,565        2,755       106,291          4,413          815,317         470,626        11,411,274         10,496
 ===========      =======      ========        =======       ==========      ==========      ============       ========

     956,749        8,454        11,758          5,592          750,671         415,321        10,765,330          6,223
 $     14.02      $  4.92      $  27.57        $ 11.15       $    12.88      $    13.27      $      12.00       $  28.82
 $12,903,184      $40,312      $253,275        $41,658       $9,226,449      $5,324,032      $110,643,236       $103,345

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                WELLS FARGO   WELLS FARGO
               ADVANTAGE VT  ADVANTAGE VT    WELLS FARGO                                                      WELLS FARGO
               INTERNATIONAL     OMEGA      ADVANTAGE VT                  AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT
   AST BOND    EQUITY FUND - GROWTH FUND - SMALL CAP VALUE    AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY
PORTFOLIO 2021    CLASS 1       CLASS 1    FUND - CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
  01/01/2014    01/01/2014    01/01/2014     01/01/2014      01/01/2014      01/01/2014       01/01/2014       01/01/2014
      TO            TO            TO             TO              TO              TO               TO               TO
  12/31/2014    12/31/2014    12/31/2014     12/31/2014      12/31/2014      12/31/2014       12/31/2014       12/31/2014
-------------- ------------- ------------- --------------- -------------- ---------------- ----------------- --------------
 $         -      $ 1,476      $      -        $   408       $        -      $        -      $          -       $    524
 -----------      -------      --------        -------       ----------      ----------      ------------       --------



     250,609          849         5,435          1,095          238,109          38,811         1,994,234          2,970
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

    (250,609)         627        (5,435)          (687)        (238,109)        (38,811)       (1,994,234)        (2,446)
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

           -        1,155        61,110              -                -               -                 -              -
     213,059          540         2,236          2,074          104,393          16,269         1,645,536          5,379

     561,324       (5,861)      (50,565)           600        1,074,534         159,423         4,198,572         12,031
 -----------      -------      --------        -------       ----------      ----------      ------------       --------
     774,383       (4,166)       12,781          2,674        1,178,927         175,692         5,844,108         17,410
 -----------      -------      --------        -------       ----------      ----------      ------------       --------

 $   523,774      $(3,539)     $  7,346        $ 1,987       $  940,818      $  136,881      $  3,849,874       $ 14,964
 ===========      =======      ========        =======       ==========      ==========      ============       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                                                               AST FRANKLIN        AST NEW
                                               AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                                 CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                                 PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                               -------------- -------------- -------------- ------------------ ---------------
ASSETS
  Investment in the portfolios, at fair value.  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                -----------     ----------    -----------      ------------      -----------
  Net Assets..................................  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                ===========     ==========    ===========      ============      ===========

NET ASSETS, representing:
  Accumulation units..........................  $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                -----------     ----------    -----------      ------------      -----------
                                                $10,900,762     $5,098,745    $14,972,825      $276,282,080      $49,993,488
                                                ===========     ==========    ===========      ============      ===========

  Units outstanding...........................    1,019,821        497,230      1,492,799        20,694,303        4,049,840
                                                ===========     ==========    ===========      ============      ===========

  Portfolio shares held.......................      973,282        471,233      1,399,329        19,790,980        3,878,471
  Portfolio net asset value per share.........  $     11.20     $    10.82    $     10.70      $      13.96      $     12.89
  Investment in portfolio shares, at cost.....  $10,445,504     $4,910,349    $13,713,435      $215,313,144      $42,841,118

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                                                               AST FRANKLIN        AST NEW
                                               AST PRUDENTIAL AST NEUBERGER                 TEMPLETON FOUNDING DISCOVERY ASSET
                                                 CORE BOND     BERMAN CORE      AST BOND     FUNDS ALLOCATION    ALLOCATION
                                                 PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
                                               -------------- -------------- -------------- ------------------ ---------------
                                                 01/01/2014     01/01/2014     01/01/2014       01/01/2014       01/01/2014
                                                     TO             TO             TO               TO               TO
                                                 12/31/2014     12/31/2014     12/31/2014       12/31/2014       12/31/2014
                                               -------------- -------------- -------------- ------------------ ---------------
INVESTMENT INCOME
  Dividend income.............................  $         -     $        -    $         -      $          -      $         -
                                                -----------     ----------    -----------      ------------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................      128,765         93,820        506,229         4,645,370          724,089
                                                -----------     ----------    -----------      ------------      -----------

NET INVESTMENT INCOME (LOSS)..................     (128,765)       (93,820)      (506,229)       (4,645,370)        (724,089)
                                                -----------     ----------    -----------      ------------      -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            -              -              -                 -                -
  Realized gain (loss) on shares redeemed.....       51,306         73,639        833,343         4,101,636          752,924
  Net change in unrealized gain (loss) on
   investments................................      460,266        213,948      2,263,054         4,829,715        1,462,200
                                                -----------     ----------    -----------      ------------      -----------

NET GAIN (LOSS) ON INVESTMENTS................      511,572        287,587      3,096,397         8,931,351        2,215,124
                                                -----------     ----------    -----------      ------------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $   382,807     $  193,767    $ 2,590,168      $  4,285,981      $ 1,491,035
                                                ===========     ==========    ===========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR  AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME   ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
   $233,811      $1,826,616      $9,468,395      $150,018      $5,341,869       $147,470    $354,013,766   $16,754,838
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

     24,810         126,017         965,664        15,496         410,974         15,686      34,124,093     1,564,876
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

     24,030         120,093         927,365        15,123         397,461         15,523      32,931,513     1,523,167
   $   9.73      $    15.21      $    10.21      $   9.92      $    13.44       $   9.50    $      10.75   $     11.00
   $244,174      $1,568,679      $8,867,278      $156,000      $4,787,525       $157,766    $333,149,697   $16,094,280

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
 AST WESTERN                                     AST AQR                        AST QMA         AST
ASSET EMERGING     AST MFS                       EMERGING    AST CLEARBRIDGE    EMERGING    MULTI-SECTOR  AST BLACKROCK
 MARKETS DEBT     LARGE-CAP       AST BOND    MARKETS EQUITY DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME   ISHARES ETF
  PORTFOLIO    VALUE PORTFOLIO PORTFOLIO 2024   PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------
  01/01/2014     01/01/2014      01/01/2014     01/01/2014     01/01/2014      01/01/2014    01/01/2014    01/01/2014
      TO             TO              TO             TO             TO              TO            TO            TO
  12/31/2014     12/31/2014      12/31/2014     12/31/2014     12/31/2014      12/31/2014    12/31/2014    12/31/2014
-------------- --------------- -------------- -------------- --------------- -------------- ------------  -------------

   $      -      $        -      $        -      $      -      $        -       $      -    $          -   $         -
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

      1,942          26,531         149,320         1,408          53,959            470       4,316,992       202,628
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

     (1,942)        (26,531)       (149,320)       (1,408)        (53,959)          (470)     (4,316,992)     (202,628)
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

          -               -               -             -               -              -               -             -
       (497)         53,992         230,527           130          34,260         (1,862)         15,388        55,943
     (2,659)        115,503         869,375        (6,447)        409,081        (10,908)     20,119,763       325,129
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------
     (3,156)        169,495       1,099,902        (6,317)        443,341        (12,770)     20,135,151       381,072
   --------      ----------      ----------      --------      ----------       --------    ------------   -----------

   $ (5,098)     $  142,964      $  950,582      $ (7,725)     $  389,382       $(13,240)   $ 15,818,159   $   178,444
   ========      ==========      ==========      ========      ==========       ========    ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------

                                                  AST FRANKLIN          AST
                                               TEMPLETON FOUNDING DEFENSIVE ASSET  AST AQR    AST QMA    AST BOND
                                                   FUNDS PLUS       ALLOCATION    LARGE-CAP  LARGE-CAP   PORTFOLIO
                                                   PORTFOLIO         PORTFOLIO    PORTFOLIO  PORTFOLIO     2025
                                               ------------------ --------------- ---------- ---------- -----------
ASSETS
  Investment in the portfolios, at fair value.    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  -----------       -----------    --------   --------  ----------
  Net Assets..................................    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  ===========       ===========    ========   ========  ==========

NET ASSETS, representing:
  Accumulation units..........................    $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  -----------       -----------    --------   --------  ----------
                                                  $53,045,531       $19,831,050    $456,341   $169,840  $3,245,647
                                                  ===========       ===========    ========   ========  ==========

  Units outstanding...........................      4,855,700         1,980,227      35,106     13,115     287,561
                                                  ===========       ===========    ========   ========  ==========

  Portfolio shares held.......................      4,727,766         1,923,477      34,260     12,479     281,985
  Portfolio net asset value per share.........    $     11.22       $     10.31    $  13.32   $  13.61  $    11.51
  Investment in portfolio shares, at cost.....    $51,564,711       $19,206,328    $417,090   $164,943  $3,132,821

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               -------------------------------------------------------------------

                                                  AST FRANKLIN          AST
                                               TEMPLETON FOUNDING DEFENSIVE ASSET  AST AQR    AST QMA    AST BOND
                                                   FUNDS PLUS       ALLOCATION    LARGE-CAP  LARGE-CAP   PORTFOLIO
                                                   PORTFOLIO         PORTFOLIO    PORTFOLIO  PORTFOLIO     2025
                                               ------------------ --------------- ---------- ---------- -----------
                                                   01/01/2014       01/01/2014    01/01/2014 01/01/2014 01/02/2014*
                                                       TO               TO            TO         TO         TO
                                                   12/31/2014       12/31/2014    12/31/2014 12/31/2014 12/31/2014
                                               ------------------ --------------- ---------- ---------- -----------
INVESTMENT INCOME
  Dividend income.............................    $         -       $         -    $      -   $      -  $        -
                                                  -----------       -----------    --------   --------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................        634,374           258,440       3,354        406      15,830
                                                  -----------       -----------    --------   --------  ----------

NET INVESTMENT INCOME (LOSS)..................       (634,374)         (258,440)     (3,354)      (406)    (15,830)
                                                  -----------       -----------    --------   --------  ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              -                 -           -          -           -
  Realized gain (loss) on shares redeemed.....        176,721           172,383      33,045        738      10,163
  Net change in unrealized gain (loss) on
   investments................................        231,544           500,699       7,396      4,453     112,826
                                                  -----------       -----------    --------   --------  ----------

NET GAIN (LOSS) ON INVESTMENTS................        408,265           673,082      40,441      5,191     122,989
                                                  -----------       -----------    --------   --------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $  (226,109)      $   414,642    $ 37,087   $  4,785  $  107,159
                                                  ===========       ===========    ========   ========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
               AST GOLDMAN                         AST           AST
 AST T. ROWE   SACHS GLOBAL    AST T. ROWE      PRUDENTIAL    BLACKROCK    AST FRANKLIN       AST
PRICE GROWTH      GROWTH    PRICE DIVERSIFIED    FLEXIBLE    MULTI-ASSET   TEMPLETON K2     MANAGED   AST MANAGED
OPPORTUNITIES   ALLOCATION     REAL GROWTH    MULTI-STRATEGY   INCOME    GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME
  PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO  RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------
 $18,044,360     $837,233      $1,648,732       $1,100,587   $  994,822      $430,338      $274,333    $1,229,842
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

   1,715,238       81,722         159,215          104,370       99,829        44,405        26,658       122,711
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

   1,691,130       81,364         158,532          103,927       99,383        44,228        26,557       122,129
 $     10.67     $  10.29      $    10.40       $    10.59   $    10.01      $   9.73      $  10.33    $    10.07
 $17,615,622     $836,743      $1,628,959       $1,077,625   $1,004,300      $437,879      $275,586    $1,238,262

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
               AST GOLDMAN                         AST           AST
 AST T. ROWE   SACHS GLOBAL    AST T. ROWE      PRUDENTIAL    BLACKROCK    AST FRANKLIN       AST
PRICE GROWTH      GROWTH    PRICE DIVERSIFIED    FLEXIBLE    MULTI-ASSET   TEMPLETON K2     MANAGED   AST MANAGED
OPPORTUNITIES   ALLOCATION     REAL GROWTH    MULTI-STRATEGY   INCOME    GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME
  PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO  RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 02/10/2014*   04/28/2014*     04/28/2014*     04/28/2014*   04/28/2014*   04/28/2014*    04/28/2014* 04/28/2014*
     TO             TO             TO               TO           TO             TO            TO           TO
 12/31/2014     12/31/2014     12/31/2014       12/31/2014   12/31/2014     12/31/2014    12/31/2014   12/31/2014
-------------  ------------ ----------------- -------------- ----------- ---------------- ----------- ------------
 $         -     $      -      $        -       $        -   $        -      $      -      $      -    $        -
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

     119,309        1,607           2,332            2,160        1,902           728           324         2,928
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

    (119,309)      (1,607)         (2,332)          (2,160)      (1,902)         (728)         (324)       (2,928)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

           -            -               -                -            -             -             -             -
         237         (160)            136              212         (370)         (245)          648          (189)
     428,738          490          19,773           22,962       (9,478)       (7,541)       (1,253)       (8,420)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

     428,975          330          19,909           23,174       (9,848)       (7,786)         (605)       (8,609)
 -----------     --------      ----------       ----------   ----------      --------      --------    ----------

 $   309,666     $ (1,277)     $   17,577       $   21,014   $  (11,750)     $ (8,514)     $   (929)   $  (11,537)
 ===========     ========      ==========       ==========   ==========      ========      ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                     AST             AST             AST               AST
                                                 FQ ABSOLUTE   JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                               RETURN CURRENCY INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                               --------------- --------------- ---------------- ------------------
ASSETS
  Investment in the portfolios, at fair value.     $39,807         $68,042         $91,018           $48,797
                                                   -------         -------         -------           -------
  Net Assets..................................     $39,807         $68,042         $91,018           $48,797
                                                   =======         =======         =======           =======

NET ASSETS, representing:
  Accumulation units..........................     $39,807         $68,042         $91,018           $48,797
                                                   -------         -------         -------           -------
                                                   $39,807         $68,042         $91,018           $48,797
                                                   =======         =======         =======           =======

  Units outstanding...........................       4,101           6,537           9,355             4,907
                                                   =======         =======         =======           =======

  Portfolio shares held.......................       4,083           6,511           9,316             4,899
  Portfolio net asset value per share.........     $  9.75         $ 10.45         $  9.77           $  9.96
  Investment in portfolio shares, at cost.....     $42,872         $69,444         $92,376           $48,944

STATEMENTS OF OPERATIONS
For the year ended December 31, 2014
                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                     AST             AST             AST               AST
                                                 FQ ABSOLUTE   JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                               RETURN CURRENCY INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                               --------------- --------------- ---------------- ------------------
                                                 04/28/2014*     04/28/2014*     04/28/2014*       11/24/2014*
                                                     TO              TO               TO                TO
                                                 12/31/2014      12/31/2014       12/31/2014        12/31/2014
                                               --------------- --------------- ---------------- ------------------
INVESTMENT INCOME
  Dividend income.............................     $     -         $     -         $     -           $     -
                                                   -------         -------         -------           -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration................          62             107             140                13
                                                   -------         -------         -------           -------

NET INVESTMENT INCOME (LOSS)..................         (62)           (107)           (140)              (13)
                                                   -------         -------         -------           -------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           -               -               -                 -
  Realized gain (loss) on shares redeemed.....         (45)           (555)            (15)                -
  Net change in unrealized gain (loss) on
   investments................................      (3,065)         (1,402)         (1,358)             (147)
                                                   -------         -------         -------           -------

NET GAIN (LOSS) ON INVESTMENTS................      (3,110)         (1,957)         (1,373)             (147)
                                                   -------         -------         -------           -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................     $(3,172)        $(2,064)        $(1,513)          $  (160)
                                                   =======         =======         =======           =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (168,407) $  (208,094) $   (61,739)  $   616,036   $  (314,850) $  (308,180)
  Capital gains distributions
   received.............................           -            -            -       678,509             -            -
  Realized gain (loss) on shares
   redeemed.............................           -            -       69,665        91,016       850,665      577,503
  Net change in unrealized gain (loss)
   on investments.......................           -            -    1,219,352    (1,892,458)      797,472    5,696,969
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (168,407)    (208,094)   1,227,278      (506,897)    1,333,287    5,966,292
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     266,150      410,663       43,358       114,656       106,531       60,701
  Annuity Payments......................     (68,410)     (50,713)     (79,853)     (273,336)      (54,015)    (618,851)
  Surrenders, withdrawals and death
   benefits.............................  (3,506,690)  (2,916,653)  (2,555,978)   (2,502,394)   (2,345,805)  (2,039,218)
  Net transfers between other
   subaccounts or fixed rate
   option...............................     697,670    1,577,941      242,340       279,487      (346,783)    (799,631)
  Other charges.........................      (8,130)      (9,561)      (7,275)       (8,609)      (13,589)     (15,587)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (2,619,410)    (988,323)  (2,357,408)   (2,390,196)   (2,653,661)  (3,412,586)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (2,787,817)  (1,196,417)  (1,130,130)   (2,897,093)   (1,320,374)   2,553,706

NET ASSETS
  Beginning of period...................  14,204,330   15,400,747   22,652,606    25,549,699    22,928,791   20,375,085
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $11,416,513  $14,204,330  $21,522,476   $22,652,606   $21,608,417  $22,928,791
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  11,766,880   12,368,609    9,448,011    10,432,889     8,359,496    9,808,349
  Units issued..........................   2,204,667    3,662,696      288,197       518,837        97,053      221,314
  Units redeemed........................  (4,541,337)  (4,264,425)  (1,245,374)   (1,503,715)   (1,042,664)  (1,670,167)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................   9,430,210   11,766,880    8,490,834     9,448,011     7,413,885    8,359,496
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE          PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                     PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------      ------------------------   ------------------------  ----------------------
 01/01/2014     01/01/2013     01/01/2014    01/01/2013   01/01/2014   01/01/2013  01/01/2014  01/01/2013
     TO             TO             TO            TO           TO           TO          TO          TO
 12/31/2014     12/31/2013     12/31/2014    12/31/2013   12/31/2014   12/31/2013  12/31/2014  12/31/2013
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
$  (453,883)   $  (446,986)   $   896,657   $ 1,026,486  $   410,582  $  (354,273) $  (84,065) $  (85,768)
          -              -              -             -    1,126,200            -           -           -
    930,893        684,335          4,303        26,504    1,257,261    1,058,361     253,365     105,848
  2,060,846      7,995,831       (627,477)      113,048       21,459    5,763,442     (65,087)  1,335,550
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------



  2,537,856      8,233,180        273,483     1,166,038    2,815,502    6,467,530     104,213   1,355,630
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

     80,125        289,308        183,116       379,835       79,754      203,781       8,847      25,982
   (229,038)    (1,045,118)       (45,871)     (185,256)    (186,234)    (708,046)   (129,693)     (5,637)
 (2,576,420)    (3,477,690)    (2,549,199)   (2,436,465)  (2,700,687)  (2,677,066)   (729,790)   (558,080)
   (542,542)    (1,056,901)        60,300       295,649     (328,584)    (736,756)    (33,004)    (70,876)
    (31,358)       (36,406)       (21,574)      (23,289)     (18,970)     (24,457)     (4,601)     (5,645)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

 (3,299,233)    (5,326,807)    (2,373,228)   (1,969,526)  (3,154,721)  (3,942,544)   (888,241)   (614,256)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------

   (761,377)     2,906,373     (2,099,745)     (803,488)    (339,219)   2,524,986    (784,028)    741,374
 31,308,155     28,401,782     20,420,658    21,224,146   26,062,075   23,537,089   6,316,452   5,575,078
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
$30,546,778    $31,308,155    $18,320,913   $20,420,658  $25,722,856  $26,062,075  $5,532,424  $6,316,452
===========    ===========    ===========   ===========  ===========  ===========  ==========  ==========

 10,703,453     12,843,377      5,209,281     5,736,847   10,276,280   12,163,692   2,833,505   3,127,004
    148,063        441,790        181,861       312,207      362,531      813,708      52,003      62,022
 (1,208,411)    (2,581,714)      (805,755)     (839,773)  (1,545,190)  (2,701,120)   (434,199)   (355,521)
-----------    -----------    -----------   -----------  -----------  -----------  ----------  ----------
  9,643,105     10,703,453      4,585,387     5,209,281    9,093,621   10,276,280   2,451,309   2,833,505
===========    ===========    ===========   ===========  ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2014   01/01/2013  01/01/2014    01/01/2013   01/01/2014  01/01/2013
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2014   12/31/2013  12/31/2014    12/31/2013   12/31/2014  12/31/2013
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (391,300) $  (366,288) $  (67,961)   $  (69,741)  $   (7,458) $  (10,441)
  Capital gains distributions
   received.............................           -            -           -             -       10,747           -
  Realized gain (loss) on shares
   redeemed.............................   1,739,951    1,030,399     332,839       279,637       32,846      14,533
  Net change in unrealized gain (loss)
   on investments.......................     847,811    7,252,782     (96,754)    1,436,294      (83,258)    225,814
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,196,462    7,916,893     168,124     1,646,190      (47,123)    229,906
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      36,941       88,894      11,035        11,121            -         367
  Annuity Payments......................     (81,839)     (84,465)    (38,219)      (10,601)      (5,202)          -
  Surrenders, withdrawals and death
   benefits.............................  (3,288,975)  (2,610,107)   (526,909)     (707,194)    (130,050)   (146,811)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (413,542)    (420,659)   (253,769)          970       (4,075)    117,959
  Other charges.........................     (20,280)     (21,051)     (1,735)       (1,926)        (484)       (548)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,767,695)  (3,047,388)   (809,597)     (707,630)    (139,811)    (29,033)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (1,571,233)   4,869,505    (641,473)      938,560     (186,934)    200,873

NET ASSETS
  Beginning of period...................  28,557,779   23,688,274   5,373,792     4,435,232    2,038,608   1,837,735
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $26,986,546  $28,557,779  $4,732,319    $5,373,792   $1,851,674  $2,038,608
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  10,176,462   11,490,600   1,262,743     1,447,624    1,222,472   1,239,510
  Units issued..........................     118,184      253,267      28,300       111,167       34,892      90,159
  Units redeemed........................  (1,392,930)  (1,567,405)   (222,305)     (296,048)    (117,297)   (107,197)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................   8,901,716   10,176,462   1,068,738     1,262,743    1,140,067   1,222,472
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                         JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
T. ROWE PRICE EQUITY INCOME INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
PORTFOLIO - INVESTOR CLASS       FUND - SERIES I              SHARES                     SHARES
--------------------------  ------------------------  ------------------------  ------------------------
01/01/2014    01/01/2013     01/01/2014   01/01/2013  01/01/2014   01/01/2013    01/01/2014   01/01/2013
    TO            TO             TO           TO          TO           TO            TO           TO
12/31/2014    12/31/2013     12/31/2014   12/31/2013  12/31/2014   12/31/2013    12/31/2014   12/31/2013
----------    ----------    -----------  -----------  ----------   ----------   -----------  -----------
$   25,248    $   10,335    $   (56,269) $      (457) $  (56,226)  $  (33,143)  $   339,601  $   145,646

         -             -         47,629            -     392,255            -       536,899            -

   279,040       194,438        488,028      405,745     197,601      113,667       163,771      248,842

   117,710     1,541,575        179,257    1,971,625      52,854    1,261,164    (2,026,972)     640,322
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------



   421,998     1,746,348        658,645    2,376,913     586,484    1,341,688      (986,701)   1,034,810
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

     2,789         6,634         18,630           90      17,176            -         2,817       12,871
         -             -        (49,518)      (1,375)     (6,291)           -       (95,271)     (11,075)
  (674,102)     (597,082)      (986,769)  (1,047,871)   (651,555)    (482,211)     (846,455)  (1,086,454)
   (88,268)        7,272       (104,803)     (70,656)     39,291     (264,907)      (87,672)    (115,982)
    (2,103)       (2,473)        (3,621)      (4,169)     (2,270)      (2,630)       (2,797)      (3,362)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

  (761,684)     (585,649)    (1,126,081)  (1,123,981)   (603,649)    (749,748)   (1,029,378)  (1,204,002)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------

  (339,686)    1,160,699       (467,436)   1,252,932     (17,165)     591,940    (2,016,079)    (169,192)

 7,605,565     6,444,866     10,327,630    9,074,698   5,677,300    5,085,360     8,387,039    8,556,231
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------
$7,265,879    $7,605,565    $ 9,860,194  $10,327,630  $5,660,135   $5,677,300   $ 6,370,960  $ 8,387,039
 ==========    ==========   ===========  ===========  ==========   ==========   ===========  ===========

 2,490,388     2,698,038      4,046,112    4,530,883   2,491,991    2,872,755     2,205,642    2,538,273
    23,612        67,642         19,930       97,867      83,688       39,070        61,350       82,573
  (274,447)     (275,292)      (443,445)    (582,638)   (345,847)    (419,834)     (335,653)    (415,204)
 ----------    ----------   -----------  -----------  ----------   ----------   -----------  -----------
 2,239,553     2,490,388      3,622,597    4,046,112   2,229,832    2,491,991     1,931,339    2,205,642
 ==========    ==========   ===========  ===========  ==========   ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -            VP
                                              INITIAL CLASS            INITIAL CLASS       VALUE FUND - CLASS I
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2014   01/01/2013  01/01/2014  01/01/2013  01/01/2014  01/01/2013
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2014   12/31/2013  12/31/2014  12/31/2013  12/31/2014  12/31/2013
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $   (9,939)  $  (18,579) $  (87,664) $  (75,539) $    3,750  $    6,162
  Capital gains distributions
   received.............................    123,932        4,150     445,227      48,389           -           -
  Realized gain (loss) on shares
   redeemed.............................    132,220       88,943     418,055     311,670      99,502      78,519
  Net change in unrealized gain (loss)
   on investments.......................   (107,670)     382,948    (294,257)  1,679,985     179,191     576,005
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    138,543      457,462     481,361   1,964,505     282,443     660,686
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        801        5,404       3,894       3,261         185         901
  Annuity Payments......................    (20,365)           -     (37,419)          -      (3,391)          -
  Surrenders, withdrawals and death
   benefits.............................   (152,985)    (172,978)   (838,627)   (758,758)   (293,052)   (438,010)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (135,279)     (66,508)    (41,971)     50,096     (33,155)     70,368
  Other charges.........................       (636)        (735)     (2,558)     (2,837)       (709)       (779)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (308,464)    (234,817)   (916,681)   (708,238)   (330,122)   (367,520)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (169,921)     222,645    (435,320)  1,256,267     (47,679)    293,166

NET ASSETS
  Beginning of period...................  1,824,091    1,601,446   7,154,016   5,897,749   2,610,839   2,317,673
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,654,170   $1,824,091  $6,718,696  $7,154,016  $2,563,160  $2,610,839
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    743,917      852,060   2,769,025   3,081,086     903,877   1,041,468
  Units issued..........................      9,538       25,513      45,518     122,390      10,298      79,185
  Units redeemed........................   (132,695)    (133,656)   (393,707)   (434,451)   (118,811)   (216,776)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    620,760      743,917   2,420,836   2,769,025     795,364     903,877
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP                                                        ALLIANCEBERNSTEIN
      GROWTH VIP          PRUDENTIAL JENNISON 20/20       DAVIS VALUE       VPS LARGE CAP GROWTH
    FUND - CLASS 2            FOCUS PORTFOLIO              PORTFOLIO         PORTFOLIO - CLASS B
----------------------    ------------------------  ----------------------  --------------------
01/01/2014    01/01/2013  01/01/2014   01/01/2013   01/01/2014  01/01/2013  01/01/2014 01/01/2013
    TO            TO          TO           TO           TO          TO          TO         TO
12/31/2014    12/31/2013  12/31/2014   12/31/2013   12/31/2014  12/31/2013  12/31/2014 12/31/2013
----------    ----------  ----------   ----------   ----------  ----------  ---------- ----------
$  (45,706)   $  (42,789) $  (58,350)  $  (58,510)  $  (10,564) $  (13,094)  $ (9,319) $  (7,812)
   636,756       198,565           -            -      436,178     156,532          -          -
    77,401        45,525     296,178      163,492       54,717      63,545     17,496     17,254
  (478,608)      745,862      (5,997)     930,064     (381,179)    413,009     69,462    162,443
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

   189,843       947,163     231,831    1,035,046       99,152     619,992     77,639    171,885
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

        11         4,238       3,621        7,781          660       1,488         26          -
         -        (5,908)    (14,434)     (28,174)      (8,054)          -          -          -
  (313,357)     (209,909)   (619,956)    (283,641)    (212,901)   (282,972)   (24,246)   (42,981)
  (112,097)        7,313     (70,661)    (295,992)     (42,559)   (143,174)   (21,852)    86,517
      (955)       (1,049)     (1,003)      (1,286)        (490)       (585)       (74)       (88)
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

  (426,398)     (205,315)   (702,433)    (601,312)    (263,344)   (425,243)   (46,146)    43,448
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------

  (236,555)      741,848    (470,602)     433,734     (164,192)    194,749     31,493    215,333

 3,444,775     2,702,927   4,449,868    4,016,134    2,325,688   2,130,939    672,485    457,152
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------
$3,208,220    $3,444,775  $3,979,266   $4,449,868   $2,161,496  $2,325,688   $703,978  $ 672,485
==========    ==========  ==========   ==========   ==========  ==========   ========  =========

 1,310,827     1,402,007   1,916,565    2,215,043    1,528,138   1,842,533    730,835    671,147
    10,160        63,237      30,979       22,545       12,568       5,947      3,245    200,576
  (168,376)     (154,417)   (325,173)    (321,023)    (182,861)   (320,342)   (52,657)  (140,888)
----------    ----------  ----------   ----------   ----------  ----------   --------  ---------
 1,152,611     1,310,827   1,622,371    1,916,565    1,357,845   1,528,138    681,423    730,835
==========    ==========  ==========   ==========   ==========  ==========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2014   01/01/2013  01/01/2014     01/01/2013      01/01/2014     01/01/2013
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2014   12/31/2013  12/31/2014     12/31/2013      12/31/2014     12/31/2013
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (155,060) $  (152,315)  $ (6,087)      $ (3,789)     $  (138,719)   $  (138,169)
  Capital gains distributions
   received.............................           -            -     32,654              -                -              -
  Realized gain (loss) on shares
   redeemed.............................     518,346      436,282     14,046         15,571          471,896        365,388
  Net change in unrealized gain (loss)
   on investments.......................     (50,413)   2,681,351      5,969         89,965          329,261      1,858,230
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     312,873    2,965,318     46,582        101,747          662,438      2,085,449
                                         -----------  -----------   --------       --------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      51,536       53,902      2,278          1,881           50,033         27,601
  Annuity Payments......................    (139,614)    (146,142)         -              -         (140,153)       (27,063)
  Surrenders, withdrawals and death
   benefits.............................    (988,350)  (1,916,653)   (19,424)       (30,552)        (869,216)      (977,919)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (149,956)    (296,312)   (12,380)       (10,206)        (180,522)      (283,571)
  Other charges.........................     (23,738)     (25,240)      (662)          (627)         (19,343)       (20,597)
                                         -----------  -----------   --------       --------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,250,122)  (1,610,012)   (30,188)       (39,504)      (1,159,201)    (1,281,549)
                                         -----------  -----------   --------       --------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (937,249)   1,355,306     16,394         62,243         (496,763)       803,900

NET ASSETS
  Beginning of period...................  10,544,560    9,189,254    451,482        389,239        9,282,709      8,478,809
                                         -----------  -----------   --------       --------       -----------    -----------
  End of period......................... $ 9,607,311  $10,544,560   $467,876       $451,482      $ 8,785,946    $ 9,282,709
                                         ===========  ===========   ========       ========       ===========    ===========

  Beginning units.......................   3,976,807    4,681,532    307,824        354,179        3,313,145      3,841,916
  Units issued..........................      67,493      135,945      2,649          3,023           40,855         67,670
  Units redeemed........................    (536,058)    (840,670)   (22,008)       (49,378)        (433,869)      (596,441)
                                         -----------  -----------   --------       --------       -----------    -----------
  Ending units..........................   3,508,242    3,976,807    288,465        307,824        2,920,131      3,313,145
                                         ===========  ===========   ========       ========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET
   GROWTH PORTFOLIO             VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO WORLD STRATEGIES PORTFOLIO
--------------------------  --------------------------  ------------------------  --------------------------
01/01/2014    01/01/2013    01/01/2014    01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013
    TO            TO            TO            TO             TO           TO           TO            TO
12/31/2014    12/31/2013    12/31/2014    12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013
----------    ----------    ----------    ----------    -----------  -----------  ------------  ------------
$  (37,517)   $  (39,853)   $  (33,026)   $  (35,307)   $  (373,056) $  (298,048) $ (3,340,793) $ (3,090,696)
         -             -             -             -              -            -             -             -
    (2,613)      (55,714)       (7,335)      (83,348)     1,476,777      752,607     3,962,920     2,368,659
  (141,985)      496,220      (118,873)      495,159      1,385,666    4,512,689     2,000,082    22,209,455
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (182,115)      400,653      (159,234)      376,504      2,489,387    4,967,248     2,622,209    21,487,418
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

    31,588        13,537        19,676        10,016      1,259,887      768,760    11,219,470    18,827,704
    (3,606)      (40,496)       (3,996)            -              -            -       (49,222)            -
  (221,148)     (269,004)     (164,428)     (315,540)      (762,563)    (384,125)   (3,800,687)   (2,952,399)
    44,169      (165,455)       (4,022)     (218,152)     1,812,689    1,860,210   (10,888,338)    2,239,648
    (4,673)       (5,617)       (4,360)       (5,249)      (197,196)    (166,213)   (1,889,584)   (1,716,065)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (153,670)     (467,035)     (157,130)     (528,925)     2,112,817    2,078,632    (5,408,361)   16,398,888
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------

  (335,785)      (66,382)     (316,364)     (152,421)     4,602,204    7,045,880    (2,786,152)   37,886,306

 2,575,957     2,642,339     2,221,797     2,374,218     21,850,362   14,804,482   201,708,284   163,821,978
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
$2,240,172    $2,575,957    $1,905,433    $2,221,797    $26,452,566  $21,850,362  $198,922,132  $201,708,284
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

 1,570,179     1,850,761     1,220,191     1,533,494      1,473,551    1,312,699    15,988,008    14,548,632
    87,546        51,468        41,504        15,501        506,906      538,763     1,713,256     4,423,486
  (178,962)     (332,050)     (128,962)     (328,804)      (373,093)    (377,911)   (2,082,607)   (2,984,110)
 ----------    ----------    ----------    ----------   -----------  -----------  ------------  ------------
 1,478,763     1,570,179     1,132,733     1,220,191      1,607,364    1,473,551    15,618,657    15,988,008
 ==========    ==========    ==========    ==========   ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                                                                                      AST HERNDON
                                            AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC       LARGE-CAP VALUE
                                             REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO           PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
                                         -----------  -----------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (381,015) $  (342,470) $ (2,877,004) $ (2,658,596) $  (244,315) $  (260,391)
  Capital gains distributions
   received.............................           -            -             -             -            -            -
  Realized gain (loss) on shares
   redeemed.............................   1,142,152      613,831     2,717,403     2,191,097      766,718    1,168,103
  Net change in unrealized gain (loss)
   on investments.......................   4,908,656     (153,598)    6,653,390    14,665,102     (524,222)   3,377,850
                                         -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   5,669,793      117,763     6,493,789    14,197,603       (1,819)   4,285,562
                                         -----------  -----------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     611,906      712,080    10,610,268    23,352,800      362,364    1,055,537
  Annuity Payments......................           -            -             -       (16,040)           -            -
  Surrenders, withdrawals and death
   benefits.............................    (601,140)    (568,481)   (4,529,093)   (3,932,026)    (328,430)    (310,874)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (734,532)   1,241,766    (3,221,527)   (3,181,789)  (1,253,267)  (3,047,827)
  Other charges.........................    (194,746)    (169,366)   (1,568,188)   (1,401,635)    (129,837)    (138,810)
                                         -----------  -----------  ------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    (918,512)   1,215,999     1,291,460    14,821,310   (1,349,170)  (2,441,974)
                                         -----------  -----------  ------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   4,751,281    1,333,762     7,785,249    29,018,913   (1,350,989)   1,843,588

NET ASSETS
  Beginning of period...................  20,164,014   18,830,252   173,480,823   144,461,910   15,533,403   13,689,815
                                         -----------  -----------  ------------  ------------  -----------  -----------
  End of period......................... $24,915,295  $20,164,014  $181,266,072  $173,480,823  $14,182,414  $15,533,403
                                         ===========  ===========  ============  ============  ===========  ===========

  Beginning units.......................   1,426,594    1,350,938    13,920,320    12,551,418    1,020,592    1,193,778
  Units issued..........................     395,178      587,767     1,552,621     3,373,448      107,052      415,189
  Units redeemed........................    (447,284)    (512,111)   (1,364,793)   (2,004,546)    (193,565)    (588,375)
                                         -----------  -----------  ------------  ------------  -----------  -----------
  Ending units..........................   1,374,488    1,426,594    14,108,148    13,920,320      934,079    1,020,592
                                         ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                  AST SMALL-CAP
     AST HIGH YIELD           GROWTH OPPORTUNITIES        AST MID-CAP VALUE        AST SMALL-CAP VALUE
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO                 PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO           TO             TO           TO           TO           TO           TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (453,476) $  (392,804)   $  (328,084) $  (285,016) $  (218,612) $  (200,919) $  (210,684) $  (187,405)
          -            -              -            -            -            -            -            -
    491,402      352,138      1,263,627      862,235      974,694      618,787      708,479      692,151

    165,656    1,278,022       (274,811)   4,951,263      784,093    2,570,168     (108,578)   2,632,774
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    203,582    1,237,356        660,732    5,528,482    1,540,175    2,988,036      389,217    3,137,520
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,385,196      793,560        267,314      419,679      269,685      353,164      320,701      303,069
          -            -              -            -            -            -            -            -
   (906,992)    (742,055)      (415,249)    (337,523)    (546,290)    (357,980)    (464,018)    (439,915)
    503,166    3,136,203        592,305     (296,077)    (975,365)     271,570      257,470      348,593
   (223,899)    (195,845)      (173,989)    (153,634)    (103,766)     (97,589)     (95,563)     (85,801)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    757,471    2,991,863        270,381     (367,555)  (1,355,736)     169,165       18,590      125,946
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

    961,053    4,229,219        931,113    5,160,927      184,439    3,157,201      407,807    3,263,466

 25,819,728   21,590,509     19,714,825   14,553,898   12,997,424    9,840,223   12,107,097    8,843,631
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$26,780,781  $25,819,728    $20,645,938  $19,714,825  $13,181,863  $12,997,424  $12,514,904  $12,107,097
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  1,970,933    1,737,157      1,194,383    1,223,055      796,298      778,074      737,739      726,993
    478,413      744,293        380,954      504,361      136,879      297,498      189,603      292,364
   (420,291)    (510,517)      (361,748)    (533,033)    (223,775)    (279,274)    (189,265)    (281,618)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
  2,029,055    1,970,933      1,213,589    1,194,383      709,402      796,298      738,077      737,739
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                             AST GOLDMAN SACHS
                                            CONCENTRATED GROWTH         AST GOLDMAN SACHS        AST LARGE-CAP VALUE
                                                 PORTFOLIO          MID-CAP GROWTH PORTFOLIO          PORTFOLIO
                                         -------------------------  ------------------------  ------------------------
                                          01/01/2014    01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                              TO            TO           TO           TO           TO           TO
                                         02/07/2014**   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ------------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $    (34,319) $  (306,493) $  (541,638) $  (456,552) $  (458,681) $  (307,472)
  Capital gains distributions
   received.............................            -            -            -            -            -            -
  Realized gain (loss) on shares
   redeemed.............................    5,492,654      850,121    1,426,131      828,726    1,308,636      673,220
  Net change in unrealized gain (loss)
   on investments.......................   (5,804,355)   4,023,859    2,136,102    6,670,050    2,501,287    5,875,673
                                         ------------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     (346,020)   4,567,487    3,020,595    7,042,224    3,351,242    6,241,421
                                         ------------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........       50,093      783,388      907,929    1,102,934    1,035,020      811,794
  Annuity Payments......................            -            -            -            -      (11,437)     (44,987)
  Surrenders, withdrawals and death
   benefits.............................     (477,107)    (619,287)  (1,333,075)    (760,424)  (1,312,295)    (901,000)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (20,117,419)     420,006      288,753    2,835,835    2,282,789    6,092,258
  Other charges.........................      (16,278)    (153,021)    (274,536)    (234,474)    (264,529)    (186,034)
                                         ------------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (20,560,711)     431,086     (410,929)   2,943,871    1,729,548    5,772,031
                                         ------------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (20,906,731)   4,998,573    2,609,666    9,986,095    5,080,790   12,013,452

NET ASSETS
  Beginning of period...................   20,906,731   15,908,158   31,746,685   21,760,590   26,788,007   14,774,555
                                         ------------  -----------  -----------  -----------  -----------  -----------
  End of period......................... $          -  $20,906,731  $34,356,351  $31,746,685  $31,868,797  $26,788,007
                                         ============  ===========  ===========  ===========  ===========  ===========

  Beginning units.......................    1,358,734    1,312,965    1,871,453    1,659,188    1,822,993    1,417,423
  Units issued..........................       20,350      473,390      385,040      800,553      498,322      781,530
  Units redeemed........................   (1,379,084)    (427,621)    (404,696)    (588,288)    (393,604)    (375,960)
                                         ------------  -----------  -----------  -----------  -----------  -----------
  Ending units..........................            -    1,358,734    1,851,797    1,871,453    1,927,711    1,822,993
                                         ============  ===========  ===========  ===========  ===========  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
     AST LORD ABBETT            AST LOOMIS SAYLES
    CORE FIXED INCOME           LARGE-CAP GROWTH           AST MFS GROWTH         AST NEUBERGER BERMAN
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO         MID-CAP GROWTH PORTFOLIO
------------------------    ------------------------  ------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO           TO             TO           TO           TO           TO           TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$  (606,190) $  (632,980)   $  (865,382) $  (534,455) $  (251,358) $  (216,653) $  (385,913) $  (348,010)
          -            -              -            -            -            -            -            -
    209,859      136,672      2,011,355    1,691,427      909,083      585,552    1,128,895      950,826
  2,218,242     (977,190)     3,926,314    8,217,224      393,531    3,438,459      634,724    4,995,017
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,821,911   (1,473,498)     5,072,287    9,374,196    1,051,256    3,807,358    1,377,706    5,597,833
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  1,189,711    2,004,175        590,364      506,000      300,555      463,099      524,148      404,048
          -            -              -            -            -            -            -            -
 (1,280,479)  (1,980,886)    (1,711,670)  (1,772,563)    (509,027)    (266,969)    (622,215)    (842,268)
  2,696,084   (1,642,952)    17,413,328   (2,972,028)     266,933      228,449     (488,923)    (581,665)
   (370,021)    (371,886)      (458,415)    (297,527)    (129,800)    (114,154)    (218,454)    (202,060)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  2,235,295   (1,991,549)    15,833,607   (4,536,118)     (71,339)     310,425     (805,444)  (1,221,945)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------

  4,057,206   (3,465,047)    20,905,894    4,838,078      979,917    4,117,783      572,262    4,375,888

 37,729,246   41,194,293     34,849,829   30,011,751   14,885,392   10,767,609   23,893,297   19,517,409
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
$41,786,452  $37,729,246    $55,755,723  $34,849,829  $15,865,309  $14,885,392  $24,465,559  $23,893,297
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  3,207,037    3,352,512      2,198,980    2,543,256      919,617      893,995    1,419,936    1,510,695
    680,066    1,212,853      1,675,359      601,878      216,064      275,409      273,763      441,933
   (497,115)  (1,358,328)      (640,564)    (946,154)    (218,167)    (249,787)    (321,118)    (532,692)
-----------  -----------    -----------  -----------  -----------  -----------  -----------  -----------
  3,389,988    3,207,037      3,233,775    2,198,980      917,514      919,617    1,372,581    1,419,936
===========  ===========    ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                         AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST T. ROWE PRICE EQUITY
                                          MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO            INCOME PORTFOLIO
                                         ------------------------   ------------------------   ------------------------
                                          01/01/2014    01/01/2013   01/01/2014    01/01/2013   01/01/2014   01/01/2013
                                              TO            TO           TO            TO           TO           TO
                                          12/31/2014    12/31/2013   12/31/2014    12/31/2013   12/31/2014   12/31/2013
                                         -----------   -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (452,026)  $  (347,239) $  (289,793)  $  (325,084) $  (457,693) $  (403,302)
  Capital gains distributions
   received.............................           -             -            -             -            -            -
  Realized gain (loss) on shares
   redeemed.............................   1,310,629     1,207,100      (55,871)      (88,302)   1,191,710    1,262,313
  Net change in unrealized gain (loss)
   on investments.......................   2,333,779     5,754,599       42,650      (354,904)     904,915    5,071,710
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   3,192,382     6,614,460     (303,014)     (768,290)   1,638,932    5,930,721
                                         -----------   -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     648,674       424,456    1,185,998     1,124,165      879,474      969,222
  Annuity Payments......................           -             -            -             -            -            -
  Surrenders, withdrawals and death
   benefits.............................    (630,240)     (700,035)    (600,623)   (1,008,604)    (851,843)  (1,211,150)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   2,382,847     2,626,312   (1,019,920)   (2,485,453)     196,760    1,491,608
  Other charges.........................    (235,689)     (185,746)    (136,565)     (153,116)    (263,942)    (238,656)
                                         -----------   -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   2,165,592     2,164,987     (571,110)   (2,523,008)     (39,551)   1,011,024
                                         -----------   -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   5,357,974     8,779,447     (874,124)   (3,291,298)   1,599,381    6,941,745

NET ASSETS
  Beginning of period...................  24,541,417    15,761,970   18,000,497    21,291,795   27,730,999   20,789,254
                                         -----------   -----------  -----------   -----------  -----------  -----------
  End of period......................... $29,899,391   $24,541,417  $17,126,373   $18,000,497  $29,330,380  $27,730,999
                                         ===========   ===========  ===========   ===========  ===========  ===========

  Beginning units.......................   1,439,394     1,288,697    1,729,316     1,960,957    1,935,981    1,858,286
  Units issued..........................     424,419       641,147      353,617       581,033      370,673      684,723
  Units redeemed........................    (301,060)     (490,450)    (402,022)     (812,674)    (371,380)    (607,028)
                                         -----------   -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,562,753     1,439,394    1,680,911     1,729,316    1,935,274    1,935,981
                                         ===========   ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
 AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET     AST MFS GLOBAL EQUITY
        PORTFOLIO              RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO             PORTFOLIO
------------------------    ------------------------  --------------------------  ------------------------
 01/01/2014   01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013    01/01/2014   01/01/2013
     TO           TO             TO           TO           TO            TO            TO           TO
 12/31/2014   12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013    12/31/2014   12/31/2013
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
$  (221,324) $  (150,373)   $  (530,679) $  (520,298) $(12,726,900) $(10,688,658) $  (360,400) $  (294,350)
          -            -              -            -             -             -            -            -

    583,641      409,303        934,958      283,611    11,069,461     5,751,750      679,852      670,394
  1,467,891    2,084,439     (3,370,690)   3,963,930    34,128,716    96,664,597      117,331    3,745,282
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------



  1,830,208    2,343,369     (2,966,411)   3,727,243    32,471,277    91,727,689      436,783    4,121,326
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------

    355,836      237,521        626,081      802,092    75,317,418   119,507,675      605,667      846,369
          -            -              -            -             -       (16,993)           -            -
   (279,815)    (130,910)    (1,045,341)    (873,227)  (18,224,316)  (11,187,150)    (414,701)    (391,685)
  6,704,116    1,194,219      1,425,058   (1,321,100)   (8,009,870)    8,249,680    1,801,322    2,201,859
   (112,435)     (78,804)      (276,510)    (272,427)   (7,493,899)   (6,109,460)    (202,747)    (171,794)
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------




  6,667,702    1,222,026        729,288   (1,664,662)   41,589,333   110,443,752    1,789,541    2,484,749
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------


  8,497,910    3,565,395     (2,237,123)   2,062,581    74,060,610   202,171,441    2,226,324    6,606,075

 10,685,844    7,120,449     32,012,489   29,949,908   752,863,432   550,691,991   21,372,583   14,766,508
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
$19,183,754  $10,685,844    $29,775,366  $32,012,489  $826,924,042  $752,863,432  $23,598,907  $21,372,583
===========  ===========    ===========  ===========  ============  ============  ===========  ===========

    652,161      566,643      2,808,837    2,964,339    55,047,148    45,661,822    1,354,256    1,168,557
    609,310      298,172      1,053,868    1,108,455     8,088,186    14,322,506      324,203      537,532
   (245,721)    (212,654)      (961,182)  (1,263,957)   (4,367,812)   (4,937,180)    (213,728)    (351,833)
-----------  -----------    -----------  -----------  ------------  ------------  -----------  -----------
  1,015,750      652,161      2,901,523    2,808,837    58,767,522    55,047,148    1,464,731    1,354,256
===========  ===========    ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         ---------------------------------------------------------------------------------
                                         AST J.P. MORGAN INTERNATIONAL   AST TEMPLETON GLOBAL    AST WELLINGTON MANAGEMENT
                                             EQUITY PORTFOLIO               BOND PORTFOLIO        HEDGED EQUITY PORTFOLIO
                                         ----------------------------  ------------------------  -------------------------
                                          01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014    01/01/2013
                                              TO             TO             TO           TO           TO            TO
                                          12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014    12/31/2013
                                          -----------    -----------   -----------  -----------  ------------  -----------
OPERATIONS
  Net investment income (loss).......... $  (404,763)   $  (362,330)   $  (247,632) $  (260,564) $ (1,719,170) $  (931,976)
  Capital gains distributions
   received.............................           -              -              -            -             -            -
  Realized gain (loss) on shares
   redeemed.............................     514,197        550,579        (15,434)    (210,653)    1,558,550    1,124,556
  Net change in unrealized gain (loss)
   on investments.......................  (2,123,233)     2,539,203        111,354     (525,095)    4,028,997    9,531,142
                                          -----------    -----------   -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................  (2,013,799)     2,727,452       (151,712)    (996,312)    3,868,377    9,723,722
                                          -----------    -----------   -----------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     542,756        475,471        808,157      414,315    25,752,402   19,999,414
  Annuity Payments......................           -              -              -            -             -            -
  Surrenders, withdrawals and death
   benefits.............................    (520,910)      (372,783)      (441,698)    (283,138)   (2,059,912)  (1,442,597)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,866,033      1,979,567       (339,664)    (327,959)   17,266,240   10,791,053
  Other charges.........................    (216,752)      (200,594)      (149,352)    (152,470)     (986,419)    (491,544)
                                          -----------    -----------   -----------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   1,671,127      1,881,661       (122,557)    (349,252)   39,972,311   28,856,326
                                          -----------    -----------   -----------  -----------  ------------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (342,672)     4,609,113       (274,269)  (1,345,564)   43,840,688   38,580,048

NET ASSETS
  Beginning of period...................  24,368,392     19,759,279     16,325,810   17,671,374    78,530,007   39,949,959
                                          -----------    -----------   -----------  -----------  ------------  -----------
  End of period......................... $24,025,720    $24,368,392    $16,051,541  $16,325,810  $122,370,695  $78,530,007
                                          ===========    ===========   ===========  ===========  ============  ===========

  Beginning units.......................   1,940,967      1,787,971      1,539,635    1,571,463     6,836,421    4,100,061
  Units issued..........................     491,208        666,652        319,012      544,718     4,688,624    3,697,762
  Units redeemed........................    (356,766)      (513,656)      (323,380)    (576,546)   (1,235,660)    (961,402)
                                          -----------    -----------   -----------  -----------  ------------  -----------
  Ending units..........................   2,075,409      1,940,967      1,535,267    1,539,635    10,289,385    6,836,421
                                          ===========    ===========   ===========  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET       AST ACADEMIC STRATEGIES       AST BALANCED ASSET        AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO       ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (8,979,847) $ (7,120,159)   $ (6,771,357) $ (6,539,111) $(11,275,381) $(10,010,512) $ (7,947,711) $ (7,639,222)
           -             -               -             -             -             -             -             -
   8,270,344     5,584,269       8,887,813     6,048,476    12,339,698     8,689,343     7,214,935     4,893,458
  27,772,086    79,579,544       5,280,870    28,289,361    31,171,828    89,512,333    19,712,369    35,190,164
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  27,062,583    78,043,654       7,397,326    27,798,726    32,236,145    88,191,164    18,979,593    32,444,400
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  47,131,244    42,580,874      13,343,396    26,478,926    49,284,953    65,802,454    29,925,126    67,283,941
           -       (80,101)        (29,351)            -      (171,559)     (165,999)       (8,892)      (68,786)
 (14,158,361)   (8,944,563)    (13,190,118)  (11,412,141)  (22,262,501)  (18,322,578)  (20,414,879)  (13,583,950)
  25,748,899    46,089,890     (20,221,062)    2,440,739   (11,985,393)    7,344,424   (11,351,672)  (35,340,318)
  (4,322,493)   (3,288,079)     (2,913,708)   (2,723,405)   (5,694,555)   (4,903,289)   (4,125,787)   (3,800,672)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  54,399,289    76,358,021     (23,010,843)   14,784,119     9,170,945    49,755,012    (5,976,104)   14,490,215
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  81,461,872   154,401,675     (15,613,517)   42,582,845    41,407,090   137,946,176    13,003,489    46,934,615

 491,952,211   337,550,536     391,355,542   348,772,697   670,128,514   532,182,338   473,774,639   426,840,024
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$573,414,083  $491,952,211    $375,742,025  $391,355,542  $711,535,604  $670,128,514  $486,778,128  $473,774,639
============  ============    ============  ============  ============  ============  ============  ============

  35,937,225    29,647,790      32,209,040    30,992,629    50,339,495    45,923,327    38,187,058    36,655,273
   7,232,653    10,349,647       3,321,054     7,878,445     5,455,484    10,381,877     4,014,342     8,331,993
  (3,060,874)   (4,060,212)     (5,137,879)   (6,662,034)   (4,369,718)   (5,965,709)   (4,214,298)   (6,800,208)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  40,109,004    35,937,225      30,392,215    32,209,040    51,425,261    50,339,495    37,987,102    38,187,058
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                               AST FI PYRAMIS           AST PRUDENTIAL GROWTH           AST ADVANCED
                                           QUANTITATIVE PORTFOLIO       ALLOCATION PORTFOLIO        STRATEGIES PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (5,353,843) $ (4,770,297) $ (5,597,186) $ (4,413,517) $ (9,320,103) $ (7,637,609)
  Capital gains distributions
   received.............................            -             -             -             -             -             -
  Realized gain (loss) on shares
   redeemed.............................    5,266,720     2,332,439     5,196,985     3,858,206     7,154,400     3,542,645
  Net change in unrealized gain (loss)
   on investments.......................    5,068,068    37,476,414    24,233,649    37,720,015    26,828,542    67,644,863
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    4,980,945    35,038,556    23,833,448    37,164,704    24,662,839    63,549,899
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   26,133,631    43,646,440    34,531,066    44,386,812    62,652,702    92,094,004
  Annuity Payments......................            -       (93,212)       (9,302)            -      (405,801)      (82,226)
  Surrenders, withdrawals and death
   benefits.............................   (6,943,738)   (5,052,299)   (6,188,559)   (4,572,979)  (11,334,860)   (8,319,985)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (12,831,795)    5,443,436    14,045,671    12,596,475    (7,276,235)   22,200,070
  Other charges.........................   (3,033,640)   (2,611,995)   (3,241,793)   (2,487,706)   (5,433,679)   (4,287,877)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    3,324,458    41,332,370    39,137,083    49,922,602    38,202,127   101,603,986
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    8,305,403    76,370,926    62,970,531    87,087,306    62,864,966   165,153,885

NET ASSETS
  Beginning of period...................  324,399,029   248,028,103   309,203,559   222,116,253   545,108,018   379,954,133
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $332,704,432  $324,399,029  $372,174,090  $309,203,559  $607,972,984  $545,108,018
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................   25,294,272    21,669,843    23,646,310    19,406,256    40,149,079    31,622,440
  Units issued..........................    3,123,290     6,578,541     5,881,842     8,909,515     6,289,624    12,094,167
  Units redeemed........................   (2,649,450)   (2,954,112)   (2,816,631)   (4,669,461)   (2,862,658)   (3,567,528)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................   25,768,112    25,294,272    26,711,521    23,646,310    43,576,045    40,149,079
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET         AST SMALL-CAP GROWTH      AST PIMCO TOTAL RETURN
    GROWTH PORTFOLIO                  PORTFOLIO                  PORTFOLIO               BOND PORTFOLIO
--------------------------   --------------------------  ------------------------  --------------------------
 01/01/2014    01/01/2013     01/01/2014    01/01/2013    01/01/2014   01/01/2013   01/01/2014    01/01/2013
     TO            TO             TO            TO            TO           TO           TO            TO
 12/31/2014    12/31/2013     12/31/2014    12/31/2013    12/31/2014   12/31/2013   12/31/2014    12/31/2013
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
$  (957,168)  $  (768,137)   $   (315,276) $   (302,825) $  (325,580) $  (286,035) $ (3,970,272) $ (4,096,261)
          -             -               -             -            -            -             -             -
  3,487,534     2,345,813               -             -    1,039,086      844,672     1,568,157       805,216
  1,113,161    14,164,820               -             -     (299,395)   4,141,780     8,504,979    (5,685,141)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  3,643,527    15,742,496        (315,276)     (302,825)     414,111    4,700,417     6,102,864    (8,976,186)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  1,708,034     1,448,304       3,496,329     2,055,160      532,509      473,560     2,078,900     7,010,090
          -             -               -      (301,228)      (4,040)     (72,237)     (245,355)     (309,072)
 (1,498,214)   (1,036,326)    (34,149,912)  (27,868,208)    (785,091)    (448,826)   (8,804,420)   (9,791,401)
    289,677     3,298,361      30,179,055    24,294,793      (58,359)   1,460,405    (8,168,858)    9,108,137
   (477,350)     (397,640)       (111,136)     (133,132)    (154,570)    (140,397)   (2,001,998)   (2,007,318)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

     22,147     3,312,699        (585,664)   (1,952,615)    (469,551)   1,272,505   (17,141,731)    4,010,436
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------

  3,665,674    19,055,195        (900,940)   (2,255,440)     (55,440)   5,972,922   (11,038,867)   (4,965,750)

 53,672,392    34,617,197      17,661,148    19,916,588   19,844,028   13,871,106   242,502,406   247,468,156
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
$57,338,066   $53,672,392    $ 16,760,208  $ 17,661,148  $19,788,588  $19,844,028  $231,463,539  $242,502,406
===========   ===========    ============  ============  ===========  ===========  ============  ============

  3,039,941     2,773,359       1,860,530     2,056,152    1,115,396    1,035,622    21,554,652    21,224,806
    766,946     1,336,712       5,503,866     4,821,246      280,214      448,667     2,799,623     6,764,202
   (753,907)   (1,070,130)     (5,571,584)   (5,016,868)    (302,542)    (368,893)   (4,265,822)   (6,434,356)
-----------   -----------    ------------  ------------  -----------  -----------  ------------  ------------
  3,052,980     3,039,941       1,792,812     1,860,530    1,093,068    1,115,396    20,088,453    21,554,652
===========   ===========    ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                         AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH  NVIT DEVELOPING MARKETS
                                                PORTFOLIO                PORTFOLIO            FUND - CLASS II
                                         ----------------------  ------------------------  ----------------------
                                         01/01/2014  01/01/2013   01/01/2014   01/01/2013  01/01/2014  01/01/2013
                                             TO          TO           TO           TO          TO          TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013  12/31/2014  12/31/2013
                                         ----------  ----------  -----------  -----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $ (151,192) $ (138,194) $  (270,495) $  (242,163)  $ (5,049)   $ (4,040)
  Capital gains distributions
   received.............................          -           -            -            -          -           -
  Realized gain (loss) on shares
   redeemed.............................    167,621     200,371      322,337      310,553    (26,648)    (87,079)
  Net change in unrealized gain (loss)
   on investments.......................   (803,419)  1,205,870   (1,320,081)   2,412,006    (21,895)     75,349
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   (786,990)  1,268,047   (1,268,239)   2,480,396    (53,592)    (15,770)
                                         ----------  ----------  -----------  -----------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    330,154     195,084      460,927      345,738      1,081       1,949
  Annuity Payments......................          -           -            -            -          -           -
  Surrenders, withdrawals and death
   benefits.............................   (287,425)   (270,309)    (503,907)    (229,418)   (90,889)    (82,882)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    776,292     484,319    1,420,503    2,314,318    118,814     124,403
  Other charges.........................    (78,711)    (72,656)    (166,855)    (152,298)    (1,265)     (1,360)
                                         ----------  ----------  -----------  -----------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................    740,310     336,438    1,210,668    2,278,340     27,741      42,110
                                         ----------  ----------  -----------  -----------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (46,680)  1,604,485      (57,571)   4,758,736    (25,851)     26,340

NET ASSETS
  Beginning of period...................  8,991,889   7,387,404   17,591,175   12,832,439    691,509     665,169
                                         ----------  ----------  -----------  -----------   --------    --------
  End of period......................... $8,945,209  $8,991,889  $17,533,604  $17,591,175   $665,658    $691,509
                                         ==========  ==========  ===========  ===========   ========    ========

  Beginning units.......................    729,156     705,540    1,395,954    1,205,057     46,761      44,357
  Units issued..........................    188,859     255,728      328,321      525,108      8,863      22,191
  Units redeemed........................   (129,694)   (232,112)    (231,071)    (334,211)    (7,185)    (19,787)
                                         ----------  ----------  -----------  -----------   --------    --------
  Ending units..........................    788,321     729,156    1,493,204    1,395,954     48,439      46,761
                                         ==========  ==========  ===========  ===========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                        SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
 AST INVESTMENT GRADE BOND    AST WESTERN ASSET CORE PLUS
         PORTFOLIO                 BOND PORTFOLIO          AST BOND PORTFOLIO 2018  AST BOND PORTFOLIO 2019
--------------------------    --------------------------  ------------------------  ----------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014   01/01/2013  01/01/2014  01/01/2013
     TO            TO              TO            TO            TO           TO          TO          TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014   12/31/2013  12/31/2014  12/31/2013
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
$  (701,558) $  (1,591,578)   $  (937,639)  $  (848,345)  $  (445,245) $  (509,023) $  (28,463) $  (46,192)
          -              -              -             -             -            -           -           -
  2,162,687      3,890,220        474,291       (55,128)      216,922      345,160        (543)    (46,769)
    416,489     (4,557,529)     3,220,223      (750,153)      334,282     (932,637)     64,656     (42,526)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  1,877,618     (2,258,887)     2,756,875    (1,653,626)      105,959   (1,096,500)     35,650    (135,487)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

      1,487          1,326        831,709     1,150,848             6           32           -          59
          -              -              -             -             -            -           -           -
 (2,831,947)    (3,554,062)    (1,479,200)   (1,029,781)   (1,341,648)    (705,904)    (22,369)   (214,237)
 11,069,111   (219,643,509)     6,026,900     6,465,180    (2,220,483)   1,587,904    (727,624)    (86,747)
   (456,212)    (1,052,790)      (481,072)     (429,618)       (3,367)      (3,784)       (427)       (547)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  7,782,439   (224,249,035)     4,898,337     6,156,629    (3,565,492)     878,248    (750,420)   (301,472)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------

  9,660,057   (226,507,922)     7,655,212     4,503,003    (3,459,533)    (218,252)   (714,770)   (436,959)

 45,742,802    272,250,724     50,085,108    45,582,105    21,676,106   21,894,358   1,846,181   2,283,140
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
$55,402,859  $  45,742,802    $57,740,320   $50,085,108   $18,216,573  $21,676,106  $1,131,411  $1,846,181
===========  =============    ===========   ===========   ===========  ===========  ==========  ==========

  3,597,565     20,928,766      4,455,818     3,919,578     1,882,925    1,799,476     158,569     183,095
 10,366,956     21,813,702      1,629,214     1,980,425       244,259    1,118,259      20,970     153,212
 (9,776,221)   (39,144,903)    (1,205,117)   (1,444,185)     (548,884)  (1,034,810)    (84,127)   (177,738)
-----------  -------------    -----------   -----------   -----------  -----------  ----------  ----------
  4,188,300      3,597,565      4,879,915     4,455,818     1,578,300    1,882,925      95,412     158,569
===========  =============    ===========   ===========   ===========  ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING      AST GOLDMAN SACHS
                                                PORTFOLIO        MARKETS EQUITY PORTFOLIO  SMALL-CAP VALUE PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2014  01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                             TO          TO           TO           TO           TO           TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $ (141,623) $ (135,962) $  (484,275) $  (449,778) $  (469,153) $  (409,270)
  Capital gains distributions
   received.............................          -           -            -            -            -            -
  Realized gain (loss) on shares
   redeemed.............................    357,106     314,744      463,733      (20,396)   1,402,329    1,342,601
  Net change in unrealized gain (loss)
   on investments.......................    755,076     (91,923)  (1,798,171)    (205,550)     579,970    6,577,506
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    970,559      86,859   (1,818,713)    (675,724)   1,513,146    7,510,837
                                         ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    603,554     277,544      255,454      538,818    1,152,752      761,713
  Annuity Payments......................          -           -            -            -            -            -
  Surrenders, withdrawals and death
   benefits.............................   (334,138)   (233,929)    (877,426)    (279,437)  (1,178,412)    (714,625)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (423,733)  1,078,377      744,086    3,446,277      809,625      821,401
  Other charges.........................    (73,886)    (71,243)    (280,174)    (261,040)    (246,657)    (219,585)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (228,203)  1,050,749     (158,060)   3,444,618      537,308      648,904
                                         ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    742,356   1,137,608   (1,976,773)   2,768,894    2,050,454    8,159,741

NET ASSETS
  Beginning of period...................  8,308,043   7,170,435   28,799,844   26,030,950   28,051,971   19,892,230
                                         ----------  ----------  -----------  -----------  -----------  -----------
  End of period......................... $9,050,399  $8,308,043  $26,823,071  $28,799,844  $30,102,425  $28,051,971
                                         ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units.......................    613,744     547,133    2,763,267    2,458,495    1,579,151    1,524,692
  Units issued..........................    174,450     341,692    1,116,614    1,649,117      359,959      597,270
  Units redeemed........................   (182,083)   (275,081)  (1,137,514)  (1,344,345)    (319,728)    (542,811)
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Ending units..........................    606,111     613,744    2,742,367    2,763,267    1,619,382    1,579,151
                                         ==========  ==========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL              AST RCM WORLD          AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS
    TACTICAL PORTFOLIO             TRENDS PORTFOLIO           THEMATIC PORTFOLIO         MULTI-ASSET PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2014    01/01/2013      01/01/2014    01/01/2013    01/01/2014    01/01/2013    01/01/2014    01/01/2013
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2014    12/31/2013      12/31/2014    12/31/2013    12/31/2014    12/31/2013    12/31/2014    12/31/2013
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (4,334,782) $ (3,656,860)   $ (5,169,886) $ (4,392,593) $ (2,711,059) $ (2,247,596) $ (2,916,652) $ (2,497,869)
           -             -               -             -             -             -             -             -
   3,779,469     2,762,692       3,187,450     1,943,516     2,658,885     1,376,566     2,410,558     1,560,481
  11,646,313    34,133,496      13,082,335    30,323,013     7,804,797    19,425,025     4,699,343    12,828,056
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  11,091,000    33,239,328      11,099,899    27,873,936     7,752,623    18,553,995     4,193,249    11,890,668
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  24,420,439    39,012,719      35,101,193    54,957,620    17,036,443    27,875,624    25,382,518    29,940,162
           -             -               -       (74,534)      (30,359)            -             -             -
  (4,884,827)   (2,753,623)     (6,183,508)   (4,567,550)   (3,062,947)   (1,288,197)   (4,239,459)   (3,649,588)
  (4,852,582)   11,280,901      (5,357,775)     (783,051)   (4,158,988)    6,123,440    (7,109,933)   (2,439,337)
  (2,619,510)   (2,161,984)     (3,211,376)   (2,625,294)   (1,630,090)   (1,320,866)   (1,751,114)   (1,454,780)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  12,063,520    45,378,013      20,348,534    46,907,191     8,154,059    31,390,001    12,282,012    22,396,457
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  23,154,520    78,617,341      31,448,433    74,781,127    15,906,682    49,943,996    16,475,261    34,287,125

 258,398,168   179,780,827     310,506,497   235,725,370   161,360,620   111,416,624   174,100,353   139,813,228
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$281,552,688  $258,398,168    $341,954,930  $310,506,497  $177,267,302  $161,360,620  $190,575,614  $174,100,353
============  ============    ============  ============  ============  ============  ============  ============

  18,973,941    15,190,242      25,217,742    21,003,523    12,110,019     9,458,185    14,492,570    12,411,997
   2,647,275     6,113,018       3,740,416     7,410,508     1,898,969     4,058,528     2,884,840     4,555,878
  (1,553,885)   (2,329,319)     (1,854,138)   (3,196,289)   (1,138,971)   (1,406,694)   (1,662,166)   (2,475,305)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  20,067,331    18,973,941      27,104,020    25,217,742    12,870,017    12,110,019    15,715,244    14,492,570
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                           AST FI PYRAMIS(R) ASSET        PROFUND VP        PROFUND VP CONSUMER
                                            ALLOCATION PORTFOLIO       CONSUMER SERVICES      GOODS PORTFOLIO
                                         --------------------------  --------------------  --------------------
                                          01/01/2014    01/01/2013   01/01/2014 01/01/2013 01/01/2014 01/01/2013
                                              TO            TO           TO         TO         TO         TO
                                          12/31/2014    12/31/2013   12/31/2014 12/31/2013 12/31/2014 12/31/2013
                                         ------------  ------------  ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss).......... $ (3,446,040) $ (2,589,910) $  (4,766)  $ (4,671)  $ (1,243) $  (1,954)
  Capital gains distributions
   received.............................            -             -        333      1,112          -          -
  Realized gain (loss) on shares
   redeemed.............................    2,835,071     1,830,552     67,925     45,531     38,956     55,412
  Net change in unrealized gain (loss)
   on investments.......................    8,775,830    25,405,185    (33,409)    77,842    (26,069)    18,758
                                         ------------  ------------  ---------   --------   --------  ---------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    8,164,861    24,645,827     30,083    119,814     11,644     72,216
                                         ------------  ------------  ---------   --------   --------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   33,046,650    31,225,357      1,000     10,003        999          -
  Annuity Payments......................       (9,422)            -          -          -          -          -
  Surrenders, withdrawals and death
   benefits.............................   (3,259,713)   (2,153,263)   (16,888)   (25,179)   (16,494)    (7,489)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    1,891,027    15,541,173   (121,258)   (43,055)   (81,917)  (150,908)
  Other charges.........................   (2,016,131)   (1,478,549)    (2,482)    (3,102)    (1,293)    (2,569)
                                         ------------  ------------  ---------   --------   --------  ---------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   29,652,411    43,134,718   (139,628)   (61,333)   (98,705)  (160,966)
                                         ------------  ------------  ---------   --------   --------  ---------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   37,817,272    67,780,545   (109,545)    58,481    (87,061)   (88,750)

NET ASSETS
  Beginning of period...................  188,037,914   120,257,369    388,263    329,782    220,790    309,540
                                         ------------  ------------  ---------   --------   --------  ---------
  End of period......................... $225,855,186  $188,037,914  $ 278,718   $388,263   $133,729  $ 220,790
                                         ============  ============  =========   ========   ========  =========

  Beginning units.......................   13,957,675    10,343,938     20,737     24,272     14,254     25,290
  Units issued..........................    3,927,617     5,340,707      2,082      4,120      2,233        407
  Units redeemed........................   (1,507,359)   (1,726,970)    (9,383)    (7,655)    (8,537)   (11,443)
                                         ------------  ------------  ---------   --------   --------  ---------
  Ending units..........................   16,377,933    13,957,675     13,436     20,737      7,950     14,254
                                         ============  ============  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP              PROFUND VP            PROFUND VP            PROFUND VP
     FINANCIALS              HEALTH CARE           INDUSTRIALS         MID-CAP GROWTH
--------------------    --------------------  --------------------  --------------------
01/01/2014 01/01/2013   01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
    TO         TO           TO         TO         TO         TO         TO         TO
12/31/2014 12/31/2013   12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
---------- ----------   ---------- ---------- ---------- ---------- ---------- ----------
$  (4,371) $  (5,244)   $  (5,062) $  (4,892)  $ (4,299) $  (2,959)  $   (901)  $ (1,770)
        -          -            -          -          -          -      5,614          -
   47,262     70,592       60,750     61,008     52,926     58,663     12,667     17,585
   (8,716)    60,686       15,416     77,435    (33,290)    37,845    (17,299)    13,069
---------  ---------    ---------  ---------   --------  ---------   --------   --------

   34,175    126,034       71,104    133,551     15,337     93,549         81     28,884
---------  ---------    ---------  ---------   --------  ---------   --------   --------

        9          -            -          -          -          -     16,528          -
        -          -            -          -          -          -          -          -
  (21,634)   (25,066)     (26,803)   (25,499)   (61,391)    (3,349)   (12,221)      (603)
  (96,319)  (156,966)     (93,469)   (79,942)    74,931   (147,229)   (52,132)   (56,588)
   (2,778)    (4,057)      (2,843)    (3,481)    (1,596)    (2,836)      (475)      (996)
---------  ---------    ---------  ---------   --------  ---------   --------   --------

 (120,722)  (186,089)    (123,115)  (108,922)    11,944   (153,414)   (48,300)   (58,187)
---------  ---------    ---------  ---------   --------  ---------   --------   --------

  (86,547)   (60,055)     (52,011)    24,629     27,281    (59,865)   (48,219)   (29,303)

  409,244    469,299      399,481    374,852    255,247    315,112     89,900    119,203
---------  ---------    ---------  ---------   --------  ---------   --------   --------
$ 322,697  $ 409,244    $ 347,470  $ 399,481   $282,528  $ 255,247   $ 41,681   $ 89,900
=========  =========    =========  =========   ========  =========   ========   ========

   46,130     68,847       23,220     30,013     18,665     31,372      6,011     10,255
    1,199      6,195        2,809      4,521     12,278      4,009      3,114      1,280
  (14,637)   (28,912)      (9,462)   (11,314)   (10,806)   (16,716)    (6,455)    (5,524)
---------  ---------    ---------  ---------   --------  ---------   --------   --------
   32,692     46,130       16,567     23,220     20,137     18,665      2,670      6,011
=========  =========    =========  =========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                             MID-CAP VALUE          REAL ESTATE        SMALL-CAP GROWTH
                                         --------------------  --------------------  --------------------
                                         01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $   (508)  $   (770)  $     32   $   (212)  $ (1,147)  $  (695)
  Capital gains distributions
   received.............................         -          -          -          -     12,406     2,094
  Realized gain (loss) on shares
   redeemed.............................    11,361     11,348      6,104      5,171      1,318     2,347
  Net change in unrealized gain (loss)
   on investments.......................    (7,827)     7,229     25,347     (6,614)   (12,779)   11,025
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     3,026     17,807     31,483     (1,655)      (202)   14,771
                                          --------   --------   --------   --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -          -          -          -          -    10,000
  Annuity Payments......................         -          -          -          -          -         -
  Surrenders, withdrawals and death
   benefits.............................    (8,320)      (604)    (4,758)    (7,018)    (1,168)   (1,953)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (18,348)   (32,410)   (14,990)     9,934    (29,679)   32,309
  Other charges.........................      (304)      (596)    (1,222)    (1,212)      (621)     (421)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (26,972)   (33,610)   (20,970)     1,704    (31,468)   39,935
                                          --------   --------   --------   --------   --------   -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (23,946)   (15,803)    10,513         49    (31,670)   54,706

NET ASSETS
  Beginning of period...................    53,848     69,651    144,154    144,105     86,523    31,817
                                          --------   --------   --------   --------   --------   -------
  End of period.........................  $ 29,902   $ 53,848   $154,667   $144,154   $ 54,853   $86,523
                                          ========   ========   ========   ========   ========   =======

  Beginning units.......................     3,842      6,471     14,357     14,160      5,388     2,741
  Units issued..........................        31          -        982      2,802        439     3,947
  Units redeemed........................    (1,908)    (2,629)    (2,839)    (2,605)    (2,434)   (1,300)
                                          --------   --------   --------   --------   --------   -------
  Ending units..........................     1,965      3,842     12,500     14,357      3,393     5,388
                                          ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
   SMALL-CAP VALUE      TELECOMMUNICATIONS         UTILITIES         LARGE-CAP GROWTH
--------------------   --------------------  --------------------  --------------------
01/01/2014 01/01/2013  01/01/2014 01/01/2013 01/01/2014 01/01/2013 01/01/2014 01/01/2013
    TO         TO          TO         TO         TO         TO         TO         TO
12/31/2014 12/31/2013  12/31/2014 12/31/2013 12/31/2014 12/31/2013 12/31/2014 12/31/2013
---------- ----------  ---------- ---------- ---------- ---------- ---------- ----------
 $  (224)   $   (254)   $  3,706   $  3,744   $    250   $  2,466   $   (619)  $   (601)
     619           -           -     11,477          -          -          -          -
   1,210       4,279      10,150     16,444     20,066     12,853      6,240      4,946
    (405)      2,153     (14,501)   (10,214)     8,422      8,706     (1,975)     7,935
 -------    --------    --------   --------   --------   --------   --------   --------

   1,200       6,178        (645)    21,451     28,738     24,025      3,646     12,280
 -------    --------    --------   --------   --------   --------   --------   --------

       -           -           -          -          -          -          -          -
       -           -           -          -          -          -          -          -

    (885)          -     (15,974)   (24,586)   (16,003)   (24,498)   (13,805)         -
    (333)    (11,055)    (54,730)   (67,161)   (80,541)   (25,538)    65,357    (12,990)
    (123)       (170)     (1,050)    (2,105)    (1,182)    (1,977)      (356)      (367)
 -------    --------    --------   --------   --------   --------   --------   --------

  (1,341)    (11,225)    (71,754)   (93,852)   (97,726)   (52,013)    51,196    (13,357)
 -------    --------    --------   --------   --------   --------   --------   --------

    (141)     (5,047)    (72,399)   (72,401)   (68,988)   (27,988)    54,842     (1,077)

  15,436      20,483     174,197    246,598    183,633    211,621     48,108     49,185
 -------    --------    --------   --------   --------   --------   --------   --------
 $15,295    $ 15,436    $101,798   $174,197   $114,645   $183,633   $102,950   $ 48,108
 =======    ========    ========   ========   ========   ========   ========   ========

   1,026       1,847      15,616     24,409     17,553     22,559      3,468      4,585
   2,974         622       4,245      3,995      2,703      3,465      5,545      2,739
  (3,025)     (1,443)    (10,650)   (12,788)   (11,444)    (8,471)    (2,366)    (3,856)
 -------    --------    --------   --------   --------   --------   --------   --------
     975       1,026       9,211     15,616      8,812     17,553      6,647      3,468
 =======    ========    ========   ========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                              PROFUND VP                                  AST BOSTON PARTNERS
                                            LARGE-CAP VALUE    AST BOND PORTFOLIO 2020  LARGE-CAP VALUE PORTFOLIO
                                         --------------------  -----------------------  -----------------------
                                         01/01/2014 01/01/2013  01/01/2014  01/01/2013   01/01/2014   01/01/2013
                                             TO         TO          TO          TO           TO           TO
                                         12/31/2014 12/31/2013  12/31/2014  12/31/2013   12/31/2014   12/31/2013
                                         ---------- ---------- -----------  ----------  -----------   ----------
OPERATIONS
  Net investment income (loss)..........  $   (417)  $   (483) $   (83,316) $  (37,837) $  (168,238)  $ (134,368)
  Capital gains distributions
   received.............................         -          -            -           -            -            -
  Realized gain (loss) on shares
   redeemed.............................    13,811      7,019       61,915     (25,305)     358,341      315,860
  Net change in unrealized gain (loss)
   on investments.......................    (9,461)    12,858      179,486     (66,186)     643,128    1,769,724
                                          --------   --------  -----------  ----------  -----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     3,933     19,394      158,085    (129,328)     833,231    1,951,216
                                          --------   --------  -----------  ----------  -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -          -            -           -      152,181      284,135
  Annuity Payments......................         -          -            -           -            -            -
  Surrenders, withdrawals and death
   benefits.............................   (11,165)      (813)    (371,994)    (12,504)    (169,613)     (91,700)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (25,583)   (19,813)    (806,795)  4,473,863      428,334    1,649,079
  Other charges.........................      (419)      (723)        (496)       (103)     (92,317)     (76,092)
                                          --------   --------  -----------  ----------  -----------   ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (37,167)   (21,349)  (1,179,285)  4,461,256      318,585    1,765,422
                                          --------   --------  -----------  ----------  -----------   ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (33,234)    (1,955)  (1,021,200)  4,331,928    1,151,816    3,716,638

NET ASSETS
  Beginning of period...................    73,442     75,397    4,466,866     134,938    9,817,337    6,100,699
                                          --------   --------  -----------  ----------  -----------   ----------
  End of period.........................  $ 40,208   $ 73,442  $ 3,445,666  $4,466,866  $10,969,153   $9,817,337
                                          ========   ========  ===========  ==========  ===========   ==========

  Beginning units.......................     6,313      8,294      380,207      10,681      694,120      556,714
  Units issued..........................        55        192      188,733     560,578      143,831      333,046
  Units redeemed........................    (3,193)    (2,173)    (286,513)   (191,052)    (121,254)    (195,640)
                                          --------   --------  -----------  ----------  -----------   ----------
  Ending units..........................     3,175      6,313      282,427     380,207      716,697      694,120
                                          ========   ========  ===========  ==========  ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                                   WELLS FARGO ADVANTAGE VT
 AST JENNISON LARGE-CAP                                                            INTERNATIONAL EQUITY
    GROWTH PORTFOLIO           AST BOND PORTFOLIO 2017   AST BOND PORTFOLIO 2021      FUND - CLASS 1
------------------------      ------------------------  -------------------------  -----------------------
 01/01/2014     01/01/2013     01/01/2014   01/01/2013   01/01/2014   01/01/2013   01/01/2014   01/01/2013
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2014     12/31/2013     12/31/2014   12/31/2013   12/31/2014   12/31/2013   12/31/2014   12/31/2013
-----------    -----------    -----------  -----------  -----------  ------------  ----------   ----------
$  (247,807)   $  (207,206)   $  (266,442) $  (392,468) $  (250,609) $   (367,038)  $    627    $  (1,000)
          -              -              -            -            -             -      1,155        2,489
    806,360        542,839        171,195      457,506      213,059     1,029,654        540       19,581
    628,344      3,319,379         20,683     (743,479)     561,324    (2,044,559)    (5,861)      (2,707)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  1,186,897      3,655,012        (74,564)    (678,441)     523,774    (1,381,943)    (3,539)      18,363
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

    773,162        644,722          1,396            -            -           111          -           71
          -              -              -      (36,290)           -             -          -            -
   (199,806)      (185,278)      (499,330)    (467,799)    (666,013)     (631,660)    (8,318)    (183,833)
  1,027,040       (364,441)    (1,620,334)  (7,313,714)   4,802,940   (17,391,882)     1,065       (1,886)
   (135,132)      (115,303)        (3,325)      (4,315)      (3,296)       (5,030)       (29)         (26)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  1,465,264        (20,300)    (2,121,593)  (7,822,118)   4,133,631   (18,028,461)    (7,282)    (185,674)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------

  2,652,161      3,634,712     (2,196,157)  (8,500,559)   4,657,405   (19,410,404)   (10,821)    (167,311)

 14,244,657     10,609,945     13,346,346   21,846,905    8,756,222    28,166,626     52,413      219,724
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------
$16,896,818    $14,244,657    $11,150,189  $13,346,346  $13,413,627  $  8,756,222   $ 41,592    $  52,413
===========    ===========    ===========  ===========  ===========  ============   ========    =========

    878,717        875,800      1,176,979    1,846,896      732,246     2,129,378      3,230       15,969
    324,152        305,757        417,100      718,114      904,083       616,179         67           39
   (230,429)      (302,840)      (603,241)  (1,388,031)    (570,764)   (2,013,311)      (542)     (12,778)
-----------    -----------    -----------  -----------  -----------  ------------   --------    ---------
    972,440        878,717        990,838    1,176,979    1,065,565       732,246      2,755        3,230
===========    ===========    ===========  ===========  ===========  ============   ========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                             OMEGA GROWTH            SMALL CAP VALUE
                                            FUND - CLASS 1           FUND - CLASS 1         AST BOND PORTFOLIO 2022
                                         -----------------------  -----------------------  ------------------------
                                         01/01/2014   01/01/2013  01/01/2014   01/01/2013   01/01/2014   01/01/2013
                                             TO           TO          TO           TO           TO           TO
                                         12/31/2014   12/31/2013  12/31/2014   12/31/2013   12/31/2014   12/31/2013
                                         ----------   ----------  ----------   ----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (5,435)   $  (4,650)   $  (687)     $  (466)   $  (238,109) $  (372,692)
  Capital gains distributions
   received.............................    61,110       22,144          -            -              -            -
  Realized gain (loss) on shares
   redeemed.............................     2,236       51,518      2,074        1,813        104,393      205,197
  Net change in unrealized gain (loss)
   on investments.......................   (50,565)      35,658        600        6,670      1,074,534   (1,835,272)
                                          --------    ---------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     7,346      104,670      1,987        8,017        940,818   (2,002,767)
                                          --------    ---------    -------      -------    -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         -            -          -            -          4,302            -
  Annuity Payments......................         -            -          -            -              -            -
  Surrenders, withdrawals and death
   benefits.............................         -     (147,441)    (4,773)      (5,240)    (1,118,429)  (2,572,577)
  Net transfers between other
   subaccounts or fixed rate
   option...............................      (802)      (4,873)         -            -     (2,766,124)  (4,367,761)
  Other charges.........................         -            -       (198)        (202)        (3,420)      (4,232)
                                          --------    ---------    -------      -------    -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................      (802)    (152,314)    (4,971)      (5,442)    (3,883,671)  (6,944,570)
                                          --------    ---------    -------      -------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     6,544      (47,644)    (2,984)       2,575     (2,942,853)  (8,947,337)

NET ASSETS
  Beginning of period...................   317,617      365,261     65,337       62,762     12,611,489   21,558,826
                                          --------    ---------    -------      -------    -----------  -----------
  End of period.........................  $324,161    $ 317,617    $62,353      $65,337    $ 9,668,636  $12,611,489
                                          ========    =========    =======      =======    ===========  ===========

  Beginning units.......................   106,550      168,936      4,760        5,173      1,150,052    1,736,527
  Units issued..........................       272            -          -            -        253,515      974,134
  Units redeemed........................      (531)     (62,386)      (347)        (413)      (588,250)  (1,560,609)
                                          --------    ---------    -------      -------    -----------  -----------
  Ending units..........................   106,291      106,550      4,413        4,760        815,317    1,150,052
                                          ========    =========    =======      =======    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   AST QUANTITATIVE        AST BLACKROCK GLOBAL     WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND
  MODELING PORTFOLIO       STRATEGIES PORTFOLIO     OPPORTUNITY FUND - CLASS 1        PORTFOLIO
---------------------   --------------------------  -------------------------  -----------------------
01/01/2014  01/01/2013   01/01/2014    01/01/2013   01/01/2014    01/01/2013    01/01/2014  01/01/2013
    TO          TO           TO            TO           TO            TO            TO          TO
12/31/2014  12/31/2013   12/31/2014    12/31/2013   12/31/2014    12/31/2013    12/31/2014  12/31/2013
----------  ----------  ------------  ------------  ----------    ----------   -----------  ----------
$  (38,811)  $ (2,120)  $ (1,994,234) $ (1,679,417)  $ (2,446)     $ (2,298)   $  (128,765) $ (110,946)
         -          -              -             -          -             -              -           -
    16,269      6,049      1,645,536       763,114      5,379        20,672         51,306      14,283
   159,423     23,479      4,198,572     9,898,160     12,031        27,537        460,266    (183,306)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

   136,881     27,408      3,849,874     8,981,857     14,964        45,911        382,807    (279,969)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 4,272,481    151,164     15,020,464    25,858,365          -             -        972,764     546,666
         -          -              -             -          -             -              -           -
   (23,059)        (1)    (4,389,909)   (3,405,159)    (9,330)      (78,380)      (307,275)   (152,476)
   700,951    173,081     (1,575,746)        3,442     (1,390)       (2,038)     2,250,165     820,257
    (1,194)       (61)    (1,060,011)     (813,238)       (42)          (31)       (91,794)    (75,697)
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 4,949,179    324,183      7,994,798    21,643,410    (10,762)      (80,449)     2,823,860   1,138,750
----------   --------   ------------  ------------   --------      --------    -----------  ----------

 5,086,060    351,591     11,844,672    30,625,267      4,202       (34,538)     3,206,667     858,781

   425,252     73,661    117,339,292    86,714,025    175,154       209,692      7,694,095   6,835,314
----------   --------   ------------  ------------   --------      --------    -----------  ----------
$5,511,312   $425,252   $129,183,964  $117,339,292   $179,356      $175,154    $10,900,762  $7,694,095
==========   ========   ============  ============   ========      ========    ===========  ==========

    35,927      7,416     10,679,775     8,594,013     11,158        17,208        751,047     643,150
   479,419     31,530      1,777,498     3,110,308          -             -        441,649     561,827
   (44,720)    (3,019)    (1,045,999)   (1,024,546)      (662)       (6,050)      (172,875)   (453,930)
----------   --------   ------------  ------------   --------      --------    -----------  ----------
   470,626     35,927     11,411,274    10,679,775     10,496        11,158      1,019,821     751,047
==========   ========   ============  ============   ========      ========    ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                                                                              AST FRANKLIN TEMPLETON
                                          AST NEUBERGER BERMAN            AST BOND                FOUNDING FUNDS
                                           CORE BOND PORTFOLIO         PORTFOLIO 2023          ALLOCATION PORTFOLIO
                                         ----------------------  -------------------------  --------------------------
                                         01/01/2014  01/01/2013   01/01/2014    01/01/2013   01/01/2014    01/01/2013
                                             TO          TO           TO            TO           TO            TO
                                         12/31/2014  12/31/2013   12/31/2014    12/31/2013   12/31/2014    12/31/2013
                                         ----------  ----------  ------------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $  (93,820) $  (66,172) $   (506,229) $  (475,320) $ (4,645,370) $ (4,206,332)
  Capital gains distributions
   received.............................          -           -             -            -             -             -
  Realized gain (loss) on shares
   redeemed.............................     73,639      (1,583)      833,343     (927,982)    4,101,636     2,723,691
  Net change in unrealized gain (loss)
   on investments.......................    213,948    (105,926)    2,263,054   (1,038,596)    4,829,715    52,339,337
                                         ----------  ----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    193,767    (173,681)    2,590,168   (2,441,898)    4,285,981    50,856,696
                                         ----------  ----------  ------------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    106,608     117,870             -            -     2,879,340    17,591,743
  Annuity Payments......................          -           -             -     (801,538)            -             -
  Surrenders, withdrawals and death
   benefits.............................   (154,830)    (78,783)   (1,679,543)  (1,797,099)   (6,075,907)   (4,537,033)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (828,229)  2,381,969   (19,945,049)  35,155,070    (3,121,039)    9,717,037
  Other charges.........................    (50,472)    (36,706)       (6,115)      (9,618)   (2,646,740)   (2,395,627)
                                         ----------  ----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (926,923)  2,384,350   (21,630,707)  32,546,815    (8,964,346)   20,376,120
                                         ----------  ----------  ------------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (733,156)  2,210,669   (19,040,539)  30,104,917    (4,678,365)   71,232,816

NET ASSETS
  Beginning of period...................  5,831,901   3,621,232    34,013,364    3,908,447   280,960,445   209,727,629
                                         ----------  ----------  ------------  -----------  ------------  ------------
  End of period......................... $5,098,745  $5,831,901  $ 14,972,825  $34,013,364  $276,282,080  $280,960,445
                                         ==========  ==========  ============  ===========  ============  ============

  Beginning units.......................    588,050     348,513     3,733,052      376,166    21,361,537    19,510,744
  Units issued..........................    160,228     365,051       374,315    7,536,923       848,888     4,662,450
  Units redeemed........................   (251,048)   (125,514)   (2,614,568)  (4,180,037)   (1,516,122)   (2,811,657)
                                         ----------  ----------  ------------  -----------  ------------  ------------
  Ending units..........................    497,230     588,050     1,492,799    3,733,052    20,694,303    21,361,537
                                         ==========  ==========  ============  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
                             AST WESTERN ASSET
    AST NEW DISCOVERY        EMERGING MARKETS        AST MFS LARGE-CAP            AST BOND
ASSET ALLOCATION PORTFOLIO    DEBT PORTFOLIO          VALUE PORTFOLIO          PORTFOLIO 2024
------------------------   --------------------   ----------------------  -----------------------
 01/01/2014    01/01/2013  01/01/2014 01/01/2013  01/01/2014  01/01/2013  01/01/2014  01/02/2013*
     TO            TO          TO         TO          TO          TO          TO          TO
 12/31/2014    12/31/2013  12/31/2014 12/31/2013  12/31/2014  12/31/2013  12/31/2014  12/31/2013
-----------   -----------  ---------- ----------  ----------  ----------  ----------  -----------
$  (724,089)  $  (514,748)  $ (1,942)  $ (1,317)  $  (26,531) $   (9,730) $ (149,320) $  (105,731)
          -             -          -          -            -           -           -            -
    752,924       619,730       (497)      (249)      53,992      12,759     230,527     (250,204)
  1,462,200     4,854,216     (2,659)    (8,278)     115,503     142,201     869,375     (268,258)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  1,491,035     4,959,198     (5,098)    (9,844)     142,964     145,230     950,582     (624,193)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  9,596,453    10,226,358    124,152     57,841      113,351      45,805          63            -
          -             -          -          -            -           -           -            -
 (1,226,221)     (528,411)   (27,493)    (3,581)     (41,561)     (1,195)   (680,790)    (351,980)
  1,100,264     1,522,326     30,910       (657)     263,339   1,137,700     156,598   10,021,237
   (443,824)     (304,247)      (111)        (4)     (13,808)     (5,406)     (3,098)         (24)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

  9,026,672    10,916,026    127,458     53,599      321,321   1,176,904    (527,227)   9,669,233
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------

 10,517,707    15,875,224    122,360     43,755      464,285   1,322,134     423,355    9,045,040

 39,475,781    23,600,557    111,451     67,696    1,362,331      40,197   9,045,040            -
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------
$49,993,488   $39,475,781   $233,811   $111,451   $1,826,616  $1,362,331  $9,468,395  $ 9,045,040
===========   ===========   ========   ========   ==========  ==========  ==========  ===========

  3,287,594     2,285,241     11,864      6,510      101,261       3,943   1,035,240            -
  1,230,951     1,661,174     17,171      7,871       62,507     127,375     781,487    2,104,496
   (468,705)     (658,821)    (4,225)    (2,517)     (37,751)    (30,057)   (851,063)  (1,069,256)
-----------   -----------   --------   --------   ----------  ----------  ----------  -----------
  4,049,840     3,287,594     24,810     11,864      126,017     101,261     965,664    1,035,240
===========   ===========   ========   ========   ==========  ==========  ==========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                            AST AQR EMERGING          AST CLEARBRIDGE          AST QMA EMERGING
                                         MARKETS EQUITY PORTFOLIO DIVIDEND GROWTH PORTFOLIO MARKETS EQUITY PORTFOLIO
                                         -----------------------  ------------------------  -----------------------
                                         01/01/2014  02/25/2013*  01/01/2014   02/25/2013*  01/01/2014  02/25/2013*
                                             TO          TO           TO           TO           TO          TO
                                         12/31/2014  12/31/2013   12/31/2014   12/31/2013   12/31/2014  12/31/2013
                                         ----------  -----------  ----------   -----------  ----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (1,408)    $  (208)   $  (53,959)  $  (11,171)   $   (470)    $   (75)
  Capital gains distributions
   received.............................         -           -             -            -           -           -
  Realized gain (loss) on shares
   redeemed.............................       130          (5)       34,260        3,153      (1,862)          4
  Net change in unrealized gain (loss)
   on investments.......................    (6,447)        465       409,081      145,263     (10,908)        612
                                          --------     -------    ----------   ----------    --------     -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (7,725)        252       389,382      137,245     (13,240)        541
                                          --------     -------    ----------   ----------    --------     -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    75,834      15,901       538,104      171,320     115,180       2,248
  Annuity Payments......................         -           -             -            -           -           -
  Surrenders, withdrawals and death
   benefits.............................    (4,340)       (467)      (28,746)      (2,892)       (277)          -
  Net transfers between other
   subaccounts or fixed rate
   option...............................    33,581      37,041     2,567,829    1,593,200      32,649      10,504
  Other charges.........................       (56)         (3)      (19,600)      (3,973)       (135)          -
                                          --------     -------    ----------   ----------    --------     -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   105,019      52,472     3,057,587    1,757,655     147,417      12,752
                                          --------     -------    ----------   ----------    --------     -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    97,294      52,724     3,446,969    1,894,900     134,177      13,293

NET ASSETS
  Beginning of period...................    52,724           -     1,894,900            -      13,293           -
                                          --------     -------    ----------   ----------    --------     -------
  End of period.........................  $150,018     $52,724    $5,341,869   $1,894,900    $147,470     $13,293
                                          ========     =======    ==========   ==========    ========     =======

  Beginning units.......................     5,217           -       162,540            -       1,383           -
  Units issued..........................    11,646       5,263       289,039      179,324      16,771       1,383
  Units redeemed........................    (1,367)        (46)      (40,605)     (16,784)     (2,468)          -
                                          --------     -------    ----------   ----------    --------     -------
  Ending units..........................    15,496       5,217       410,974      162,540      15,686       1,383
                                          ========     =======    ==========   ==========    ========     =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
  AST MULTI-SECTOR FIXED      AST BLACKROCK ISHARES   AST FRANKLIN TEMPLETON FOUNDING   AST DEFENSIVE ASSET
     INCOME PORTFOLIO             ETF PORTFOLIO         FUNDS PLUS PORTFOLIO            ALLOCATION PORTFOLIO
-------------------------    -----------------------  ------------------------------  -----------------------
 01/01/2014     02/25/2013*   01/01/2014  04/29/2013*  01/01/2014     04/29/2013*      01/01/2014  04/29/2013*
     TO             TO            TO          TO           TO             TO               TO          TO
 12/31/2014     12/31/2013    12/31/2014  12/31/2013   12/31/2014     12/31/2013       12/31/2014  12/31/2013
------------    -----------  -----------  -----------  -----------    -----------     -----------  -----------
$ (4,316,992)   $  (463,989) $  (202,628) $  (41,833) $  (634,374)    $  (126,281)    $  (258,440) $  (45,980)
           -              -            -           -            -               -               -           -
      15,388          3,693       55,943      15,329      176,721          55,093         172,383      16,653
  20,119,763        744,306      325,129     335,429      231,544       1,249,276         500,699     124,024
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

  15,818,159        284,010      178,444     308,925     (226,109)      1,178,088         414,642      94,697
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 247,836,419     97,629,901    8,365,718   6,188,541   25,697,911      12,876,967      11,263,105   6,890,559
           -              -            -           -            -               -               -           -
  (6,912,616)      (618,806)    (304,231)   (190,091)    (626,447)        (45,531)       (230,370)    (66,529)
           -              -      960,144   1,387,137    6,852,215       7,800,752         976,560     650,795
     (23,301)             -     (122,395)    (17,354)    (402,097)        (60,218)       (142,685)    (19,724)
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 240,900,502     97,011,095    8,899,236   7,368,233   31,521,582      20,571,970      11,866,610   7,455,101
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------

 256,718,661     97,295,105    9,077,680   7,677,158   31,295,473      21,750,058      12,281,252   7,549,798

  97,295,105              -    7,677,158           -   21,750,058               -       7,549,798           -
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------
$354,013,766    $97,295,105  $16,754,838  $7,677,158  $53,045,531     $21,750,058     $19,831,050  $7,549,798
============    ===========  ===========  ==========   ===========     ===========    ===========  ==========

  10,227,971              -      731,026           -    2,010,639               -         779,127           -
  25,443,688     11,057,341      959,163     825,859    3,379,784       2,218,314       2,242,177   1,105,033
  (1,547,566)      (829,370)    (125,313)    (94,833)    (534,723)       (207,675)     (1,041,077)   (325,906)
------------    -----------  -----------  ----------   -----------     -----------    -----------  ----------
  34,124,093     10,227,971    1,564,876     731,026    4,855,700       2,010,639       1,980,227     779,127
============    ===========  ===========  ==========   ===========     ===========    ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------

                                                                                                    AST T. ROWE
                                                                                        AST BOND   PRICE GROWTH
                                           AST AQR LARGE-CAP      AST QMA LARGE-CAP     PORTFOLIO  OPPORTUNITIES
                                               PORTFOLIO              PORTFOLIO           2025       PORTFOLIO
                                         ---------------------  ---------------------  ----------- -------------
                                         01/01/2014 04/29/2013* 01/01/2014 04/29/2013* 01/02/2014*  02/10/2014*
                                             TO         TO          TO         TO          TO           TO
                                         12/31/2014 12/31/2013  12/31/2014 12/31/2013  12/31/2014   12/31/2014
                                         ---------- ----------- ---------- ----------- ----------- -------------
OPERATIONS
  Net investment income (loss).......... $  (3,354)  $ (1,191)   $   (406)   $  (16)   $  (15,830)  $  (119,309)
  Capital gains distributions
   received.............................         -          -           -         -             -             -
  Realized gain (loss) on shares
   redeemed.............................    33,045      5,893         738         1        10,163           237
  Net change in unrealized gain (loss)
   on investments.......................     7,396     31,855       4,453       444       112,826       428,738
                                         ---------   --------    --------    ------    ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    37,087     36,557       4,785       429       107,159       309,666
                                         ---------   --------    --------    ------    ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    84,621      4,320      59,863     3,043             -    17,631,838
  Annuity Payments......................         -          -           -         -             -             -
  Surrenders, withdrawals and death
   benefits.............................         -          -        (175)        -       (12,375)     (181,472)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (522,442)   816,494     101,925         -     3,150,883       355,376
  Other charges.........................      (214)       (82)        (30)        -           (20)      (71,048)
                                         ---------   --------    --------    ------    ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (438,035)   820,732     161,583     3,043     3,138,488    17,734,694
                                         ---------   --------    --------    ------    ----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (400,948)   857,289     166,368     3,472     3,245,647    18,044,360

NET ASSETS
  Beginning of period...................   857,289          -       3,472         -             -             -
                                         ---------   --------    --------    ------    ----------   -----------
  End of period......................... $ 456,341   $857,289    $169,840    $3,472    $3,245,647   $18,044,360
                                         =========   ========    ========    ======    ==========   ===========

  Beginning units.......................    73,551          -         297         -             -             -
  Units issued..........................    59,494    149,619      14,455       297       342,136     1,804,274
  Units redeemed........................   (97,939)   (76,068)     (1,637)        -       (54,575)      (89,036)
                                         ---------   --------    --------    ------    ----------   -----------
  Ending units..........................    35,106     73,551      13,115       297       287,561     1,715,238
                                         =========   ========    ========    ======    ==========   ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
AST GOLDMAN
SACHS GLOBAL    AST T. ROWE    AST PRUDENTIAL AST BLACKROCK   AST FRANKLIN
   GROWTH    PRICE DIVERSIFIED    FLEXIBLE     MULTI-ASSET    TEMPLETON K2   AST MANAGED AST MANAGED  AST FQ ABSOLUTE
 ALLOCATION     REAL GROWTH    MULTI-STRATEGY    INCOME     GLOBAL ABSOLUTE    EQUITY    FIXED-INCOME RETURN CURRENCY
 PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO   RETURN PORTFOLIO  PORTFOLIO   PORTFOLIO      PORTFOLIO
------------ ----------------- -------------- ------------- ---------------- ----------- ------------ ---------------
04/28/2014*     04/28/2014*     04/28/2014*    04/28/2014*    04/28/2014*    04/28/2014* 04/28/2014*    04/28/2014*
     TO             TO               TO            TO              TO            TO           TO            TO
 12/31/2014     12/31/2014       12/31/2014    12/31/2014      12/31/2014    12/31/2014   12/31/2014    12/31/2014
------------ ----------------- -------------- ------------- ---------------- ----------- ------------ ---------------
  $ (1,607)     $   (2,332)      $   (2,160)   $   (1,902)      $   (728)     $   (324)   $   (2,928)     $   (62)
         -               -                -             -              -             -             -            -
      (160)            136              212          (370)          (245)          648          (189)         (45)
       490          19,773           22,962        (9,478)        (7,541)       (1,253)       (8,420)      (3,065)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

    (1,277)         17,577           21,014       (11,750)        (8,514)         (929)      (11,537)      (3,172)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   816,653       1,637,358        1,087,330     1,008,153        431,044       318,272     1,243,529       43,906
         -               -                -             -              -             -             -            -
      (671)         (3,800)          (2,729)       (1,895)          (290)         (171)       (1,598)           -
    23,440          (1,390)          (3,744)        1,312          8,506       (42,728)        1,365         (918)
      (912)         (1,013)          (1,284)         (998)          (408)         (111)       (1,917)          (9)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   838,510       1,631,155        1,079,573     1,006,572        438,852       275,262     1,241,379       42,979
  --------      ----------       ----------    ----------       --------      --------    ----------      -------

   837,233       1,648,732        1,100,587       994,822        430,338       274,333     1,229,842       39,807

         -               -                -             -              -             -             -            -
  --------      ----------       ----------    ----------       --------      --------    ----------      -------
  $837,233      $1,648,732       $1,100,587    $  994,822       $430,338      $274,333    $1,229,842      $39,807
  ========      ==========       ==========    ==========       ========      ========    ==========      =======

         -               -                -             -              -             -             -            -
    82,554         160,044          105,699       100,829         46,020        30,765       129,751        4,405
      (832)           (829)          (1,329)       (1,000)        (1,615)       (4,107)       (7,040)        (304)
  --------      ----------       ----------    ----------       --------      --------    ----------      -------
    81,722         159,215          104,370        99,829         44,405        26,658       122,711        4,101
  ========      ==========       ==========    ==========       ========      ========    ==========      =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

                                                             SUBACCOUNTS
                                         --------------------------------------------------
                                               AST             AST               AST
                                         JENNISON GLOBAL  GOLDMAN SACHS       LEGG MASON
                                         INFRASTRUCTURE  STRATEGIC INCOME DIVERSIFIED GROWTH
                                            PORTFOLIO       PORTFOLIO         PORTFOLIO
                                         --------------- ---------------- ------------------
                                           04/28/2014*     04/28/2014*       11/24/2014*
                                               TO               TO                TO
                                           12/31/2014       12/31/2014        12/31/2014
                                         --------------- ---------------- ------------------
OPERATIONS
  Net investment income (loss)..........     $  (107)        $  (140)          $   (13)
  Capital gains distributions
   received.............................           -               -                 -
  Realized gain (loss) on shares
   redeemed.............................        (555)            (15)                -
  Net change in unrealized gain (loss)
   on investments.......................      (1,402)         (1,358)             (147)
                                             -------         -------           -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................      (2,064)         (1,513)             (160)
                                             -------         -------           -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      60,780          92,605            48,957
  Annuity Payments......................           -               -                 -
  Surrenders, withdrawals and death
   benefits.............................           -               -                 -
  Net transfers between other
   subaccounts or fixed rate
   option...............................       9,378             (19)                -
  Other charges.........................         (52)            (55)                -
                                             -------         -------           -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................      70,106          92,531            48,957
                                             -------         -------           -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................      68,042          91,018            48,797

NET ASSETS
  Beginning of period...................           -               -                 -
                                             -------         -------           -------
  End of period.........................     $68,042         $91,018           $48,797
                                             =======         =======           =======

  Beginning units.......................           -               -                 -
  Units issued..........................       7,478           9,614             4,907
  Units redeemed........................        (941)           (259)                -
                                             -------         -------           -------
  Ending units..........................       6,537           9,355             4,907
                                             =======         =======           =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2014

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) which is wholly-owned by The Prudential Insurance Company of America ("Prudential"). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. Proceeds from purchases of the following variable annuity contracts are invested in the Account (individually, the "Contract" and collectively, the "Contracts"). The portion of the Account's assets applicable to the Contracts listed below is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Select and Discovery Choice Variable Annuity Contracts Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity
        Prudential Premier Investment Variable Annuity B, C Series

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty six subaccounts within the Account, of which one hundred thirty four had activity during 2014. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a "Portfolio" and collectively, the "Portfolios"). Investment options vary by Contracts.

        The name of each Portfolio and the corresponding subaccount name are as follows:

        Prudential Money Market Portfolio
        Prudential Diversified Bond Portfolio
        Prudential Equity Portfolio
        Prudential Value Portfolio
        Prudential High Yield Bond Portfolio
        Prudential Stock Index Portfolio
        Prudential Global Portfolio
        Prudential Jennison Portfolio
        Prudential Small Capitalization Stock Portfolio
        T. Rowe Price International Stock Portfolio
        T. Rowe Price Equity Income Portfolio - Investor Class Invesco V.I. Core Equity Fund -Series I
        Janus Aspen Janus Portfolio - Institutional Shares
        Janus Aspen Overseas Portfolio - Institutional Shares MFS(R) Research Series - Initial Class
        MFS(R) Growth Series - Initial Class
        VP Value Fund - Class I
        Franklin Small-Mid Cap Growth VIP Fund - Class 2 Prudential Jennison 20/20 Focus Portfolio
        Davis Value Portfolio
        AllianceBernstein VPS Large Cap Growth Portfolio - Class B Prudential SP Small Cap Value Portfolio
        Janus Aspen Janus Portfolio - Service Shares
        Prudential SP Prudential U.S. Emerging Growth Portfolio Prudential SP International Growth Portfolio
        Prudential SP International Value Portfolio
        AST Goldman Sachs Large-Cap Value Portfolio
        AST Schroders Multi-Asset World Strategies Portfolio
        AST Cohen & Steers Realty Portfolio
        AST J.P. Morgan Strategic Opportunities Portfolio
        AST Herndon Large-Cap Value Portfolio
        AST High Yield Portfolio
        AST Small-Cap Growth Opportunities Portfolio
        AST Mid-Cap Value Portfolio
        AST Small-Cap Value Portfolio
        AST Goldman Sachs Concentrated Growth Portfolio**
        AST Goldman Sachs Mid-Cap Growth Portfolio
        AST Large-Cap Value Portfolio
        AST Lord Abbett Core Fixed Income Portfolio
        AST Loomis Sayles Large-Cap Growth Portfolio

                                      A60

AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST Money Market Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST International Value Portfolio
AST International Growth Portfolio
NVIT Developing Markets Fund - Class II
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
AST Bond Portfolio 2020
AST Boston Partners Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
Wells Fargo Advantage VT International Equity Fund - Class 1
Wells Fargo Advantage VT Omega Growth Fund - Class 1
Wells Fargo Advantage VT Small Cap Value Fund - Class 1
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
Wells Fargo Advantage VT Opportunity Fund - Class 1
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
AST Bond Portfolio 2024
AST AQR Emerging Markets Equity Portfolio
AST ClearBridge Dividend Growth Portfolio
AST QMA Emerging Markets Equity Portfolio
AST Multi-Sector Fixed Income Portfolio
AST BlackRock iShares ETF Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Defensive Asset Allocation Portfolio
AST AQR Large-Cap Portfolio
AST QMA Large-Cap Portfolio
AST Bond Portfolio 2025
AST T. Rowe Price Growth Opportunities Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Managed Equity Portfolio
AST Managed Fixed-Income Portfolio
AST FQ Absolute Return Currency Portfolio
AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Bond Portfolio 2016*
Wells Fargo Advantage VT Small Cap Growth Portfolio Class 1*
        --------
        * Subaccount available for investment, but had no assets as of December 2014

        ** Subaccount was no longer available for investment at December 31,
           2014

        The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the

                                      A61
        year ended December 31, 2014 as net transfers between subaccounts. The transfer occurred as follows:

                                 REMOVED PORTFOLIO          SURVIVING PORTFOLIO
FEBRUARY 7, 2014           ----------------------------- --------------------------
                                 AST GOLDMAN SACHS           AST LOOMIS SAYLES
                           CONCENTRATED GROWTH PORTFOLIO LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------- --------------------------
Shares....................              497,010                     696,335
Net asset value per share.          $     40.07                 $     28.60
Net assets before merger..          $19,915,178                 $33,161,224
Net assets after merger...          $        --                 $53,076,402

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946--Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that the Account can access.

                                      A62

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment.

        As of December 31, 2014, management determined that the fair value inputs for all of the Account's investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

   Invesco V.I. Core Equity Fund - Series I..................... $10,327,630
   AllianceBernstein VPS Large Cap Growth Portfolio - Class B...     672,485
   VP Value Fund - Class I......................................   2,610,839
   Davis Value Portfolio........................................   2,325,688
   Franklin Small-Mid Cap Growth VIP Fund - Class 2.............   3,444,775
   Janus Aspen Janus Portfolio - Service Shares.................     451,482
   Janus Aspen Janus Portfolio - Institutional Shares...........   5,677,300
   Janus Aspen Overseas Portfolio - Institutional Shares........   8,387,039
   NVIT Developing Markets Fund - Class II......................     691,509
   MFS(R) Growth Series - Initial Class.........................   7,154,016
   MFS(R) Research Series - Initial Class.......................   1,824,091
   ProFund VP Consumer Services.................................     388,263
   ProFund VP Consumer Goods Portfolio..........................     220,790
   ProFund VP Financials........................................     409,244
   ProFund VP Health Care.......................................     399,481
   ProFund VP Industrials.......................................     255,247
   ProFund VP Mid-Cap Growth....................................      89,900
   ProFund VP Mid-Cap Value.....................................      53,848
   ProFund VP Real Estate.......................................     144,154
   ProFund VP Small-Cap Growth..................................      86,523
   ProFund VP Small-Cap Value...................................      15,436
   ProFund VP Telecommunications................................     174,197
   ProFund VP Utilities.........................................     183,633
   ProFund VP Large-Cap Growth..................................      48,108
   ProFund VP Large-Cap Value...................................      73,442
   T. Rowe Price Equity Income Portfolio - Investor Class.......   7,605,565
   T. Rowe Price International Stock Portfolio..................   2,038,608
   Wells Fargo Advantage VT International Equity Fund - Class 1.      52,413
   Wells Fargo Advantage VT Omega Growth Fund - Class 1.........     317,617
   Wells Fargo Advantage VT Small Cap Value Fund - Class 1......      65,337

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these

                                      A63
        financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

                                                             PURCHASES     SALES
                                                            ----------- -----------
Prudential Money Market Portfolio.......................... $ 2,258,331 $ 5,046,248
Prudential Diversified Bond Portfolio......................     268,758   2,936,961
Prudential Equity Portfolio................................     174,753   3,143,264
Prudential Value Portfolio.................................     232,213   3,985,329
Prudential High Yield Bond Portfolio.......................     497,723   3,160,721
Prudential Stock Index Portfolio...........................     837,945   4,359,918
Prudential Global Portfolio................................      95,742   1,068,048
Prudential Jennison Portfolio..............................     201,757   4,360,752
Prudential Small Capitalization Stock Portfolio............      51,163     928,721
T. Rowe Price International Stock Portfolio................      41,484     209,053
T. Rowe Price Equity Income Portfolio - Investor Class.....      31,598     896,169
Invesco V.I. Core Equity Fund - Series I...................       9,692   1,277,350
Janus Aspen Janus Portfolio - Institutional Shares.........     182,617     862,376
Janus Aspen Overseas Portfolio - Institutional Shares......     101,733   1,237,881
MFS(R) Research Series - Initial Class.....................      16,065     348,126
MFS(R) Growth Series - Initial Class.......................      94,477   1,105,799
VP Value Fund - Class I....................................      25,214     391,207
Franklin Small-Mid Cap Growth VIP Fund - Class 2...........      17,628     489,732
Prudential Jennison 20/20 Focus Portfolio..................      57,369     818,152
Davis Value Portfolio......................................      10,189     304,249
AllianceBernstein VPS Large Cap Growth Portfolio - Class B.       2,688      58,153
Prudential SP Small Cap Value Portfolio....................     120,138   1,525,320
Janus Aspen Janus Portfolio - Service Shares...............       2,744      40,024
Prudential SP Prudential U.S. Emerging Growth Portfolio....      71,057   1,368,977
Prudential SP International Growth Portfolio...............     108,046     299,233
Prudential SP International Value Portfolio................      54,885     245,041
AST Goldman Sachs Large-Cap Value Portfolio................   7,226,775   5,487,014
AST Schroders Multi-Asset World Strategies Portfolio.......  16,403,201  25,152,355
AST Cohen & Steers Realty Portfolio........................   5,006,470   6,305,997
AST J.P. Morgan Strategic Opportunities Portfolio..........  15,045,791  16,631,335
AST Herndon Large-Cap Value Portfolio......................   1,184,432   2,777,917
AST High Yield Portfolio...................................   5,204,837   4,900,842
AST Small-Cap Growth Opportunities Portfolio...............   4,787,020   4,844,723
AST Mid-Cap Value Portfolio................................   1,987,424   3,561,772
AST Small-Cap Value Portfolio..............................   2,633,755   2,825,849
AST Goldman Sachs Concentrated Growth Portfolio............     217,389  20,812,419
AST Goldman Sachs Mid-Cap Growth Portfolio.................   5,148,280   6,100,847
AST Large-Cap Value Portfolio..............................   6,986,493   5,715,626
AST Lord Abbett Core Fixed Income Portfolio................   6,734,988   5,105,883
AST Loomis Sayles Large-Cap Growth Portfolio...............  23,920,116   8,951,891
AST MFS Growth Portfolio...................................   3,098,377   3,421,074
AST Neuberger Berman Mid-Cap Growth Portfolio..............   3,352,725   4,544,082
AST Neuberger Berman / LSV Mid-Cap Value Portfolio.........   6,147,066   4,433,500
AST PIMCO Limited Maturity Bond Portfolio..................   3,037,589   3,898,492
AST T. Rowe Price Equity Income Portfolio..................   4,572,762   5,070,006
AST QMA US Equity Alpha Portfolio..........................  10,005,158   3,558,780
AST T. Rowe Price Natural Resources Portfolio..............   8,404,767   8,206,158
AST T. Rowe Price Asset Allocation Portfolio...............  79,257,944  50,395,511
AST MFS Global Equity Portfolio............................   4,287,766   2,858,625
AST J.P. Morgan International Equity Portfolio.............   4,594,592   3,328,228
AST Templeton Global Bond Portfolio........................   2,668,323   3,038,512

                                      A64

                                                               PURCHASES      SALES
                                                              ------------ ------------
AST Wellington Management Hedged Equity Portfolio............ $ 49,563,876 $ 11,310,735
AST Capital Growth Asset Allocation Portfolio................   83,782,364   38,362,922
AST Academic Strategies Asset Allocation Portfolio...........   27,640,862   57,423,062
AST Balanced Asset Allocation Portfolio......................   54,765,843   56,870,279
AST Preservation Asset Allocation Portfolio..................   36,497,141   50,420,956
AST FI Pyramis Quantitative Portfolio........................   28,114,932   30,144,317
AST Prudential Growth Allocation Portfolio...................   62,760,065   29,220,168
AST Advanced Strategies Portfolio............................   62,638,812   33,756,788
AST T. Rowe Price Large-Cap Growth Portfolio.................   10,693,178   11,628,199
AST Money Market Portfolio...................................   29,673,155   30,574,095
AST Small-Cap Growth Portfolio...............................    3,734,876    4,530,007
AST PIMCO Total Return Bond Portfolio........................   17,380,766   38,492,769
AST International Value Portfolio............................    1,912,229    1,323,111
AST International Growth Portfolio...........................    3,296,219    2,356,046
NVIT Developing Markets Fund - Class II......................      128,657      111,180
AST Investment Grade Bond Portfolio..........................  114,047,021  106,966,140
AST Western Asset Core Plus Bond Portfolio...................   15,661,914   11,701,216
AST Bond Portfolio 2018......................................    2,675,451    6,686,188
AST Bond Portfolio 2019......................................      244,751    1,023,634
AST Global Real Estate Portfolio.............................    1,967,150    2,336,976
AST Parametric Emerging Markets Equity Portfolio.............    8,671,257    9,313,592
AST Goldman Sachs Small-Cap Value Portfolio..................    4,856,737    4,788,582
AST Schroders Global Tactical Portfolio......................   26,715,613   18,986,875
AST RCM World Trends Portfolio...............................   35,944,748   20,766,100
AST J.P. Morgan Global Thematic Portfolio....................   19,952,283   14,509,283
AST Goldman Sachs Multi-Asset Portfolio......................   27,541,016   18,175,656
AST FI Pyramis(R) Asset Allocation Portfolio.................   42,739,932   16,533,561
ProFund VP Consumer Services.................................       38,402      182,796
ProFund VP Consumer Goods Portfolio..........................       35,779      136,829
ProFund VP Financials........................................       11,508      137,307
ProFund VP Health Care.......................................       50,198      178,663
ProFund VP Industrials.......................................      151,714      144,900
ProFund VP Mid-Cap Growth....................................       36,176       85,377
ProFund VP Mid-Cap Value.....................................          311       27,836
ProFund VP Real Estate.......................................       11,895       35,113
ProFund VP Small-Cap Growth..................................        5,835       38,450
ProFund VP Small-Cap Value...................................       47,277       48,842
ProFund VP Telecommunications................................       63,102      136,744
ProFund VP Utilities.........................................       31,923      131,811
ProFund VP Large-Cap Growth..................................       83,614       33,088
ProFund VP Large-Cap Value...................................          390       38,296
AST Bond Portfolio 2020......................................    2,218,411    3,481,012
AST Boston Partners Large-Cap Value Portfolio................    1,661,961    1,511,614
AST Jennison Large-Cap Growth Portfolio......................    4,324,343    3,106,886
AST Bond Portfolio 2017......................................    4,589,603    6,977,638
AST Bond Portfolio 2021......................................   10,438,480    6,555,458
Wells Fargo Advantage VT International Equity Fund - Class 1.        1,054        9,185
Wells Fargo Advantage VT Omega Growth Fund - Class 1.........          808        7,045
Wells Fargo Advantage VT Small Cap Value Fund - Class 1......            -        6,066
AST Bond Portfolio 2022......................................    2,829,609    6,951,389
AST Quantitative Modeling Portfolio..........................    5,418,174      507,806
AST BlackRock Global Strategies Portfolio....................   17,223,406   11,222,842
Wells Fargo Advantage VT Opportunity Fund - Class 1..........            -       13,732
AST Prudential Core Bond Portfolio...........................    4,390,594    1,695,499
AST Neuberger Berman Core Bond Portfolio.....................    1,508,742    2,529,485
AST Bond Portfolio 2023......................................    1,629,321   23,766,257
AST Franklin Templeton Founding Funds Allocation Portfolio...    6,246,982   19,856,698
AST New Discovery Asset Allocation Portfolio.................   13,424,827    5,122,244
AST Western Asset Emerging Markets Debt Portfolio............      166,751       41,235
AST MFS Large-Cap Value Portfolio............................      802,371      507,581
AST Bond Portfolio 2024......................................    6,303,325    6,979,872

                                      A65

                                                             PURCHASES     SALES
                                                            ------------ ----------
AST AQR Emerging Markets Equity Portfolio.................. $    118,315 $   14,704
AST ClearBridge Dividend Growth Portfolio..................    3,499,510    495,882
AST QMA Emerging Markets Equity Portfolio..................      170,725     23,778
AST Multi-Sector Fixed Income Portfolio....................  237,404,191    820,681
AST BlackRock iShares ETF Portfolio........................    9,759,485  1,062,877
AST Franklin Templeton Founding Funds Plus Portfolio.......   35,300,090  4,412,882
AST Defensive Asset Allocation Portfolio...................   20,264,892  8,656,722
AST AQR Large-Cap Portfolio................................      702,921  1,144,310
AST QMA Large-Cap Portfolio................................      174,312     13,135
AST Bond Portfolio 2025....................................    3,740,107    617,449
AST T. Rowe Price Growth Opportunities Portfolio...........   18,138,658    523,273
AST Goldman Sachs Global Growth Allocation Portfolio.......      898,694     61,791
AST T. Rowe Price Diversified Real Growth Portfolio........    1,637,536      8,713
AST Prudential Flexible Multi-Strategy Portfolio...........    1,086,862      9,449
AST BlackRock Multi-Asset Income Portfolio.................    1,066,407     61,737
AST Franklin Templeton K2 Global Absolute Return Portfolio.      453,943     15,819
AST Managed Equity Portfolio...............................      318,222     43,284
AST Managed Fixed-Income Portfolio.........................    1,308,182     69,731
AST FQ Absolute Return Currency Portfolio..................       46,058      3,141
AST Jennison Global Infrastructure Portfolio...............       79,588      9,589
AST Goldman Sachs Strategic Income Portfolio...............       95,061      2,670
AST Legg Mason Diversified Growth Portfolio................       48,951          7

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers' performance of such services with respect to each Portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each Portfolio. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

                                      A66

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

        Certain charges and fees for the portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

        See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME     EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*     LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ----------   -----------------  ----------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,430 $0.95653 to  $ 9.92485 $11,417   0.00%/(2)/ 1.00%  to   1.80%  -1.82% to  -0.99%
December 31, 2013  11,767 $0.97424 to  $10.02367 $14,204   0.00%/(2)/ 1.00%  to   1.80%  -1.79% to  -0.99%
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%      1.00%  to   1.80%  -1.80% to  -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%      1.00%  to   1.80%  -1.77% to  -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%      1.00%  to   1.80%  -1.73% to  -0.96%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   8,491 $2.08421 to  $ 2.53667 $21,522   1.12%      1.35%  to   1.65%   5.36% to   5.67%
December 31, 2013   9,448 $1.97826 to  $ 2.40199 $22,653   3.94%      1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%      1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%      1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%      1.35%  to   1.65%   8.78% to   9.10%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   7,414 $1.79101 to  $ 3.07736 $21,608   0.00%      1.35%  to   1.80%   5.81% to   6.27%
December 31, 2013   8,359 $1.69020 to  $ 2.89713 $22,929   0.00%      1.35%  to   1.80%  31.17% to  31.75%
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%      1.35%  to   1.80%  11.67% to  12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%      1.35%  to   1.80%  -5.17% to  -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%      1.35%  to   1.80%   9.93% to  10.41%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,643 $2.04256 to  $ 4.04747 $30,547   0.00%      1.35%  to   1.80%   8.16% to   8.63%
December 31, 2013  10,703 $1.88848 to  $ 3.72763 $31,308   0.00%      1.35%  to   1.80%  30.74% to  31.32%
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%      1.35%  to   1.80%  12.59% to  13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%      1.35%  to   1.80%  -7.24% to  -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%      1.35%  to   1.80%  11.85% to  12.34%

                                      A67

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   4,585 $2.08850 to  $14.60641 $18,321   6.01%    1.35%  to   1.80%    0.90% to    1.35%
December 31, 2013   5,209 $2.06706 to  $14.41969 $20,421   6.34%    1.35%  to   1.80%    5.36% to    5.81%
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   9,094 $1.44010 to  $ 3.26890 $25,723   3.04%    1.35%  to   1.75%   11.36% to   11.80%
December 31, 2013  10,276 $1.29125 to  $ 2.92538 $26,062   0.00%    1.35%  to   1.75%   29.62% to   30.14%
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   2,451 $1.18476 to  $ 2.56578 $ 5,532   0.00%    1.35%  to   1.80%    1.42% to    1.88%
December 31, 2013   2,834 $1.16583 to  $ 2.51978 $ 6,316   0.00%    1.35%  to   1.80%   25.04% to   25.59%
December 31, 2012   3,127 $0.93051 to  $ 2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $ 1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $ 1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   8,902 $1.21774 to  $ 3.52028 $26,987   0.00%    1.35%  to   1.80%    8.05% to    8.53%
December 31, 2013  10,176 $1.12499 to  $ 3.24547 $28,558   0.00%    1.35%  to   1.80%   35.22% to   35.83%
December 31, 2012  11,491 $0.83026 to  $ 2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $ 2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $ 2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   1,069 $3.61570 to  $ 4.45564 $ 4,732   0.00%    1.35%  to   1.65%    3.68% to    3.98%
December 31, 2013   1,263 $3.33520 to  $ 4.28706 $ 5,374   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   1,448 $2.40521 to  $ 3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $ 2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $ 2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   1,140 $1.23469 to  $ 1.62418 $ 1,852   1.02%    1.35%  to   1.40%   -2.60% to   -2.56%
December 31, 2013   1,222 $1.26707 to  $ 1.66761 $ 2,039   0.86%    1.35%  to   1.40%   12.48% to   12.54%
December 31, 2012   1,240 $1.08327 to  $ 1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $ 1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $ 1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%

                                T. ROWE PRICE EQUITY INCOME PORTFOLIO - INVESTOR CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014   2,240 $2.18622 to  $ 3.26392 $ 7,266   1.74%    1.35%  to   1.65%    5.64% to    5.94%
December 31, 2013   2,490 $1.97830 to  $ 3.08233 $ 7,606   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012   2,698 $1.55020 to  $ 2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $ 2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $ 2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%

                                       INVESCO V.I. CORE EQUITY FUND - SERIES I
                   ------------------------------------------------------------------------------------
December 31, 2014   3,623 $1.42106 to  $ 2.72627 $ 9,860   0.84%    1.40%  to   1.65%    6.39% to    6.65%
December 31, 2013   4,046 $1.33567 to  $ 2.55624 $10,328   1.39%    1.40%  to   1.65%   27.15% to   27.46%
December 31, 2012   4,531 $1.05048 to  $ 2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $ 1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $ 1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%

                                  JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014   2,230 $1.21494 to  $ 2.54666 $ 5,660   0.36%    1.35%  to   1.65%   11.16% to   11.49%
December 31, 2013   2,492 $1.09299 to  $ 2.28537 $ 5,677   0.77%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012   2,873 $0.85244 to  $ 1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $ 1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $ 1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%

                                      A68

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2014  1,931  $1.83897 to  $ 3.34371 $ 6,371   5.83%    1.35%  to   1.65%  -13.30% to  -13.05%
December 31, 2013  2,206  $2.12113 to  $ 3.84746 $ 8,387   3.15%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  2,538  $1.88205 to  $ 3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  2,904  $1.68615 to  $ 3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  3,325  $2.52677 to  $ 4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%

                                        MFS(R) RESEARCH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014    621  $2.66475 to  $ 2.66475 $ 1,654   0.81%    1.40%  to   1.40%    8.68% to    8.68%
December 31, 2013    744  $2.45201 to  $ 2.45201 $ 1,824   0.32%    1.40%  to   1.40%   30.46% to   30.46%
December 31, 2012    852  $1.87950 to  $ 1.87950 $ 1,601   0.79%    1.40%  to   1.40%   15.65% to   15.65%
December 31, 2011    990  $1.62522 to  $ 1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010  1,149  $1.65543 to  $ 1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%

                                         MFS(R) GROWTH SERIES - INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2014  2,421  $1.47837 to  $ 2.77955 $ 6,719   0.10%    1.35%  to   1.65%    7.18% to    7.49%
December 31, 2013  2,769  $1.37938 to  $ 2.58719 $ 7,154   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%

                                                VP VALUE FUND - CLASS I
                   ------------------------------------------------------------------------------------
December 31, 2014    795  $2.65685 to  $ 3.24394 $ 2,563   1.54%    1.35%  to   1.65%   11.24% to   11.57%
December 31, 2013    904  $2.38831 to  $ 2.90895 $ 2,611   1.63%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%

                                   FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2014  1,153  $1.60675 to  $ 2.80296 $ 3,208   0.00%    1.35%  to   1.65%    5.73% to    6.04%
December 31, 2013  1,311  $1.51967 to  $ 2.64465 $ 3,445   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  1,622  $2.29737 to  $ 2.45756 $ 3,979   0.00%    1.35%  to   1.65%    5.41% to    5.72%
December 31, 2013  1,917  $2.17940 to  $ 2.32560 $ 4,450   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  1,358  $1.59142 to  $ 1.60314 $ 2,161   0.91%    1.35%  to   1.40%    4.59% to    4.64%
December 31, 2013  1,528  $1.52155 to  $ 1.53200 $ 2,326   0.81%    1.35%  to   1.40%   31.59% to   31.65%
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%

                              ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2014    681  $1.03310 to  $ 1.03310 $   704   0.00%    1.40%  to   1.40%   12.27% to   12.27%
December 31, 2013    731  $0.92016 to  $ 0.92016 $   672   0.00%    1.40%  to   1.40%   35.09% to   35.09%
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%   14.23% to   14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014  3,508  $2.17843 to  $ 2.88444 $ 9,607   0.00%    1.35%  to   1.80%    3.09% to    3.54%
December 31, 2013  3,977  $2.11323 to  $ 2.78722 $10,545   0.00%    1.35%  to   1.80%   35.02% to   35.61%
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%   13.39% to   14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%

                                      A69

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   --------------------------------------------------------------------------------------
December 31, 2014     288 $ 1.01723 to  $ 2.26282 $    468   0.22%    1.40%  to   1.75%   10.79% to   11.18%
December 31, 2013     308 $ 0.91682 to  $ 2.03533 $    451   0.65%    1.40%  to   1.75%   27.76% to   28.20%
December 31, 2012     354 $ 0.71657 to  $ 1.58757 $    389   0.42%    1.40%  to   1.75%   16.24% to   16.65%
December 31, 2011     428 $ 0.61555 to  $ 1.36100 $    423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010     679 $ 0.66210 to  $ 1.46090 $    668   0.37%    1.40%  to   1.75%   12.30% to   12.68%

                                 PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   2,920 $ 1.77880 to  $ 3.93032 $  8,786   0.00%    1.35%  to   1.80%    7.58% to    8.05%
December 31, 2013   3,313 $ 1.65032 to  $ 3.63925 $  9,283   0.00%    1.35%  to   1.80%   26.20% to   26.76%
December 31, 2012   3,842 $ 1.30516 to  $ 2.87251 $  8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011   4,764 $ 1.13467 to  $ 2.49218 $  9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010   5,712 $ 1.12786 to  $ 2.47225 $ 10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%

                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,479 $ 0.83939 to  $ 2.06435 $  2,240   0.00%    1.35%  to   1.80%   -7.38% to   -6.97%
December 31, 2013   1,570 $ 0.90445 to  $ 2.22017 $  2,576   0.00%    1.35%  to   1.80%   16.78% to   17.29%
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,133 $ 1.17382 to  $ 2.00041 $  1,905   0.00%    1.40%  to   1.75%   -7.65% to   -7.33%
December 31, 2013   1,220 $ 1.26933 to  $ 2.15874 $  2,222   0.00%    1.40%  to   1.75%   18.03% to   18.43%
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,607 $10.96235 to  $21.39027 $ 26,453   0.00%    0.55%  to   2.45%    9.77% to   12.51%
December 31, 2013   1,474 $12.05440 to  $19.27594 $ 21,850   0.00%    0.85%  to   2.45%   25.90% to   32.41%
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,619 $11.22055 to  $15.93171 $198,922   0.00%    0.55%  to   2.85%    0.10% to    2.47%
December 31, 2013  15,988 $11.05013 to  $15.76382 $201,708   0.00%    0.55%  to   2.85%   11.14% to   13.77%
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,374 $11.64573 to  $28.17786 $ 24,915   0.00%    0.55%  to   2.85%   15.51% to   30.19%
December 31, 2013   1,427 $ 9.68396 to  $21.94358 $ 20,164   0.00%    0.55%  to   2.85%   -1.36% to    2.57%
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  14,108 $11.18827 to  $14.91662 $181,266   0.00%    0.55%  to   2.85%    2.44% to    4.87%
December 31, 2013  13,920 $10.76626 to  $14.34386 $173,481   0.00%    0.55%  to   2.85%    7.87% to   10.42%
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%

                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     934 $12.23327 to  $20.11564 $ 14,182   0.00%    0.55%  to   2.70%   -1.18% to    1.00%
December 31, 2013   1,021 $12.16608 to  $20.19327 $ 15,533   0.00%    0.55%  to   2.85%   25.84% to   33.89%
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%

                                      A70

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                                AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  2,029  $ 9.89459 to  $16.67561 $26,781   0.00%    0.55%  to   2.85%   -1.05% to    1.99%
December 31, 2013  1,971  $10.42183 to  $16.57675 $25,820   0.00%    0.55%  to   2.85%    4.10% to    6.59%
December 31, 2012  1,737  $11.01858 to  $15.76773 $21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011  1,020  $10.70991 to  $14.11698 $11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010    812  $10.68442 to  $13.94919 $ 9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%

                                      AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,214  $13.35563 to  $24.11445 $20,646   0.00%    0.55%  to   2.85%    1.95% to    4.36%
December 31, 2013  1,194  $12.91409 to  $23.42720 $19,715   0.00%    0.55%  to   2.85%   33.40% to   40.04%
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014    709  $11.23471 to  $25.87248 $13,182   0.00%    0.55%  to   2.85%   11.69% to   14.34%
December 31, 2013    796  $12.06993 to  $22.94256 $12,997   0.00%    0.55%  to   2.85%   23.34% to   31.69%
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014    738  $10.54465 to  $23.81628 $12,515   0.00%    0.55%  to   2.85%    2.27% to    5.87%
December 31, 2013    738  $12.47438 to  $23.06551 $12,107   0.00%    0.55%  to   2.85%   27.51% to   36.64%
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%

                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (EXPIRED FEBRUARY 7, 2014)
                   -------------------------------------------------------------------------------------
December 31, 2014      0  $ 0.00000 to  $ 0.00000 $     0   0.00%    0.55%  to   2.70%   -1.73% to   -1.51%
December 31, 2013  1,359  $12.10233 to  $19.58170 $20,907   0.00%    0.55%  to   2.70%   22.97% to   29.03%
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,852  $11.31270 to  $25.12814 $34,356   0.00%    0.55%  to   2.85%    8.35% to   13.47%
December 31, 2013  1,871  $12.28300 to  $22.97023 $31,747   0.00%    0.55%  to   2.85%   25.09% to   31.46%
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  1,928  $10.81514 to  $23.33405 $31,869   0.00%    0.55%  to   2.85%    7.95% to   13.12%
December 31, 2013  1,823  $11.48738 to  $20.91410 $26,788   0.00%    0.85%  to   2.85%   31.12% to   38.67%
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  3,390  $10.18285 to  $15.15769 $41,786   0.00%    0.55%  to   2.85%    2.98% to    5.80%
December 31, 2013  3,207  $ 9.71214 to  $14.52525 $37,729   0.00%    0.55%  to   2.85%   -4.79% to   -2.54%
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%

                                      AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  3,234  $11.25817 to  $23.25943 $55,756   0.00%    0.55%  to   2.85%    7.44% to   12.47%
December 31, 2013  2,199  $12.76835 to  $21.44225 $34,850   0.00%    0.85%  to   2.85%   30.12% to   35.45%
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%

                                      A71

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                AST MFS GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     918 $11.13384 to  $21.54740 $ 15,865   0.00%    0.55%  to   2.85%    5.61% to   11.72%
December 31, 2013     920 $12.75859 to  $20.20752 $ 14,885   0.00%    0.55%  to   2.85%   29.91% to   35.95%
December 31, 2012     894 $10.71705 to  $15.06982 $ 10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011     456 $ 9.23171 to  $13.12223 $  4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010     382 $ 9.93078 to  $13.45761 $  4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%

                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,373 $11.22938 to  $23.65350 $ 24,466   0.00%    0.55%  to   2.70%    5.02% to   12.92%
December 31, 2013   1,420 $12.35736 to  $22.34107 $ 23,893   0.00%    0.55%  to   2.85%   25.73% to   31.88%
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,563 $11.02363 to  $28.51908 $ 29,899   0.00%    0.55%  to   2.85%   10.42% to   13.62%
December 31, 2013   1,439 $12.86338 to  $25.44872 $ 24,541   0.00%    0.55%  to   2.85%   31.13% to   41.23%
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,681 $ 9.51233 to  $12.05162 $ 17,126   0.00%    0.55%  to   2.85%   -2.94% to   -0.65%
December 31, 2013   1,729 $ 9.60905 to  $12.20183 $ 18,000   0.00%    0.55%  to   2.85%   -4.96% to   -2.71%
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,935 $10.53423 to  $21.34885 $ 29,330   0.00%    0.55%  to   2.85%    4.41% to    6.88%
December 31, 2013   1,936 $11.28190 to  $20.25283 $ 27,731   0.00%    0.55%  to   2.85%   22.05% to   28.97%
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,016 $11.24219 to  $25.55053 $ 19,184   0.00%    0.55%  to   2.45%   11.83% to   16.57%
December 31, 2013     652 $12.26676 to  $22.22337 $ 10,686   0.00%    0.55%  to   2.45%   24.92% to   31.70%
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   2,902 $ 8.19862 to  $14.17056 $ 29,775   0.00%    0.55%  to   2.70%  -14.29% to   -8.86%
December 31, 2013   2,809 $ 9.02327 to  $15.67993 $ 32,012   0.00%    0.55%  to   2.70%   12.14% to   14.75%
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  58,768 $11.65463 to  $17.63046 $826,924   0.00%    0.55%  to   2.85%    2.86% to    5.30%
December 31, 2013  55,047 $11.16935 to  $16.97618 $752,863   0.00%    0.55%  to   2.85%   12.85% to   16.19%
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,465 $10.30110 to  $21.46497 $ 23,599   0.00%    0.55%  to   2.70%    0.83% to    3.06%
December 31, 2013   1,354 $11.84660 to  $21.11684 $ 21,373   0.00%    0.55%  to   2.55%   20.29% to   26.93%
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%

                                      A72

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  -----------------
                                     AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014   2,075 $10.24610 to  $15.83614 $ 24,026   0.00%    0.55%  to   2.70%   -8.89% to  -6.88%
December 31, 2013   1,941 $11.13965 to  $17.24255 $ 24,368   0.00%    0.55%  to   2.70%   12.25% to  14.73%
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to  21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to  -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to   7.63%

                                          AST TEMPLETON GLOBAL BOND PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014   1,535 $ 9.60847 to  $12.68214 $ 16,052   0.00%    0.55%  to   2.85%   -2.31% to   0.00%
December 31, 2013   1,540 $ 9.69586 to  $12.75701 $ 16,326   0.00%    0.55%  to   2.85%   -6.50% to  -3.21%
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to   4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to   2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to   4.70%

                                   AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  10,289 $11.34142 to  $18.12031 $122,371   0.00%    0.55%  to   2.85%    2.50% to   4.92%
December 31, 2013   6,836 $11.11097 to  $17.50990 $ 78,530   0.00%    0.55%  to   2.70%   14.98% to  19.84%
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to  10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to  -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to  13.33%

                                     AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  40,109 $12.24977 to  $18.47645 $573,414   0.00%    0.55%  to   2.85%    3.95% to   6.41%
December 31, 2013  35,937 $11.61737 to  $17.60529 $491,952   0.00%    0.55%  to   2.85%   17.67% to  22.00%
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to  13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to  -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to  12.25%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  30,392 $10.85572 to  $15.55329 $375,742   0.00%    0.55%  to   2.85%    0.86% to   3.25%
December 31, 2013  32,209 $10.61030 to  $15.27338 $391,356   0.00%    0.55%  to   2.85%    6.84% to   9.37%
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to  11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to  -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to  10.91%

                                        AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  51,425 $11.79468 to  $17.11604 $711,536   0.00%    0.55%  to   2.85%    3.49% to   5.94%
December 31, 2013  50,339 $11.23550 to  $16.38146 $670,129   0.00%    0.55%  to   2.85%   13.49% to  17.00%
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to  11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to  -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to  11.26%

                                      AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  37,987 $11.03255 to  $15.02176 $486,778   0.00%    0.55%  to   2.85%    2.76% to   5.19%
December 31, 2013  38,187 $10.58368 to  $14.47848 $473,775   0.00%    0.55%  to   2.85%    6.10% to   8.61%
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to   9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to   0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to   9.48%

                                         AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  25,768 $11.02409 to  $16.48864 $332,704   0.00%    0.55%  to   2.85%    0.21% to   2.58%
December 31, 2013  25,294 $10.97054 to  $16.29666 $324,399   0.00%    0.55%  to   2.85%   11.49% to  14.13%
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to   9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to  -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to  13.06%

                                       AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2014  26,712 $11.13285 to  $17.79750 $372,174   0.00%    0.55%  to   2.85%    6.09% to   8.60%
December 31, 2013  23,646 $10.46525 to  $16.61628 $309,204   0.00%    0.55%  to   2.85%   13.69% to  16.38%
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to  12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to  -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to  17.84%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  43,576 $11.63271 to  $18.05257 $607,973   0.00%    0.55%  to   2.85%    3.08% to    5.52%
December 31, 2013  40,149 $11.12429 to  $17.34521 $545,108   0.00%    0.55%  to   2.85%   12.52% to   15.92%
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to   13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%

                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   3,053 $11.22522 to  $24.98767 $ 57,338   0.00%    0.55%  to   2.85%    5.26% to   13.35%
December 31, 2013   3,040 $13.54255 to  $23.51273 $ 53,672   0.00%    0.55%  to   2.85%   37.92% to   43.23%
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,793 $ 8.67962 to  $10.08368 $ 16,760   0.00%    0.55%  to   2.85%   -2.85% to   -0.47%
December 31, 2013   1,861 $ 8.90088 to  $10.20011 $ 17,661   0.00%    0.55%  to   2.85%   -2.85% to   -0.55%
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,093 $10.96730 to  $25.38680 $ 19,789   0.00%    0.55%  to   2.85%    0.86% to   10.75%
December 31, 2013   1,115 $12.40268 to  $24.92978 $ 19,844   0.00%    0.55%  to   2.85%   26.69% to   34.43%
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  20,088 $ 9.95820 to  $14.46916 $231,464   0.00%    0.55%  to   2.85%    1.26% to    3.66%
December 31, 2013  21,555 $ 9.69455 to  $14.04141 $242,502   0.00%    0.55%  to   2.85%   -4.63% to   -2.38%
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     788 $ 9.38850 to  $15.04489 $  8,945   0.00%    0.55%  to   2.70%   -9.22% to   -6.37%
December 31, 2013     729 $10.31966 to  $16.44049 $  8,992   0.00%    0.85%  to   2.70%   16.24% to   18.45%
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   1,493 $ 9.40169 to  $16.28200 $ 17,534   0.00%    0.55%  to   2.85%   -8.22% to   -2.22%
December 31, 2013   1,396 $10.08092 to  $17.57026 $ 17,591   0.00%    0.85%  to   2.85%   15.66% to   18.04%
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%

                                         NVIT DEVELOPING MARKETS FUND - CLASS II
                   --------------------------------------------------------------------------------------
December 31, 2014      48 $13.42653 to  $13.95567 $    666   0.79%    1.40%  to   1.80%   -7.51% to   -7.15%
December 31, 2013      47 $14.51720 to  $15.02994 $    692   0.92%    1.40%  to   1.80%   -1.74% to   -1.35%
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%

                                           AST INVESTMENT GRADE BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014   4,188 $10.03301 to  $15.78694 $ 55,403   0.00%    0.85%  to   2.25%    4.33% to    5.82%
December 31, 2013   3,598 $ 9.58248 to  $14.96161 $ 45,743   0.00%    0.55%  to   2.25%   -5.36% to   -3.72%
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%

                                      A74

                                    AT YEAR ENDED                                   FOR YEAR ENDED
                   -------------------------------------------       -----------------------------------------------
                                                           NET       INVESTMENT
                     UNITS           UNIT VALUE           ASSETS       INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST -- HIGHEST        (000S)       RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------      ----------------------  --------      ---------- -----------------  ------------------
                                            AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   4,880      $10.27737 to  $12.83064 $ 57,740        0.00%    0.55%  to   2.85%    3.00% to    6.61%
December 31, 2013   4,456      $ 9.72854 to  $12.10414 $ 50,085        0.00%    0.55%  to   2.85%   -4.30% to   -2.03%
December 31, 2012   3,920      $11.03135 to  $12.52719 $ 45,582        3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628      $10.63550 to  $11.84188 $ 28,880        2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192      $10.32483 to  $11.38650 $ 23,213        1.26%    1.00%  to   2.85%    3.27% to    6.73%

                                                      AST BOND PORTFOLIO 2018
                   ------------------------------------------------------------------------------------------------
December 31, 2014   1,578      $11.22140 to  $13.39820 $ 18,217        0.00%    1.90%  to   2.85%   -0.26% to    0.75%
December 31, 2013   1,883      $11.25098 to  $13.29882 $ 21,676        0.00%    1.90%  to   2.85%   -5.90% to   -4.95%
December 31, 2012   1,799      $11.95683 to  $13.99125 $ 21,894        0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787      $11.64275 to  $13.48663 $ 21,049        0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18      $12.01294 to  $12.09943 $    211        0.93%    1.90%  to   2.15%    8.85% to    9.11%

                                                      AST BOND PORTFOLIO 2019
                   ------------------------------------------------------------------------------------------------
December 31, 2014      95      $11.45215 to  $13.30075 $  1,131        0.00%    1.90%  to   2.85%    1.29% to    2.28%
December 31, 2013     159      $11.30601 to  $13.03100 $  1,846        0.00%    1.90%  to   2.85%   -7.54% to   -6.64%
December 31, 2012     183      $12.22857 to  $13.98700 $  2,283        0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0/(1)/ $13.49739 to  $13.62798 $      0/(1)/   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3      $11.88816 to  $12.18296 $     33        0.74%    1.30%  to   2.15%    9.02% to    9.93%

                                                 AST GLOBAL REAL ESTATE PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014     606      $10.85387 to  $21.79318 $  9,050        0.00%    0.55%  to   2.85%    7.71% to   13.30%
December 31, 2013     614      $10.08073 to  $19.50272 $  8,308        0.00%    0.85%  to   2.85%    1.37% to    3.46%
December 31, 2012     547      $10.79040 to  $19.05468 $  7,170        1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334      $ 8.72255 to  $15.32029 $  3,472        2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289      $ 9.41466 to  $16.44739 $  3,166        1.17%    1.15%  to   2.85%   14.96% to   18.83%

                                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   2,742      $ 8.36743 to  $14.76931 $ 26,823        0.00%    0.55%  to   2.85%   -7.40% to   -5.21%
December 31, 2013   2,763      $ 8.85375 to  $15.79714 $ 28,800        0.00%    0.55%  to   2.85%   -2.63% to   -0.33%
December 31, 2012   2,458      $ 8.90982 to  $16.06935 $ 26,031        1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592      $ 7.61998 to  $13.89229 $ 14,499        0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468      $10.76214 to  $17.76396 $ 17,086        0.28%    1.15%  to   2.85%   16.62% to   20.88%

                                            AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014   1,619      $10.75944 to  $25.63821 $ 30,102        0.00%    0.55%  to   2.70%    4.30% to    7.79%
December 31, 2013   1,579      $12.69230 to  $24.38308 $ 28,052        0.00%    0.55%  to   2.70%   29.72% to   38.05%
December 31, 2012   1,525      $10.52515 to  $17.90792 $ 19,892        0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959      $ 9.17568 to  $15.78149 $ 11,040        0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791      $11.42102 to  $15.88201 $  9,197        0.35%    0.55%  to   2.70%   14.62% to   25.51%

                                              AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  20,067      $11.73808 to  $18.13826 $281,553        0.00%    0.55%  to   2.85%    2.84% to    5.28%
December 31, 2013  18,974      $11.25123 to  $17.46806 $258,398        0.00%    0.55%  to   2.85%   13.73% to   17.41%
December 31, 2012  15,190      $ 9.90321 to  $15.08440 $179,781        0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911      $ 8.75838 to  $13.26883 $ 81,484        0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917      $ 9.19665 to  $13.85815 $ 62,348        0.24%    0.55%  to   2.85%    9.18% to   13.04%

                                                  AST RCM WORLD TRENDS PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  27,104      $11.21041 to  $15.54433 $341,955        0.00%    0.55%  to   2.85%    2.14% to    4.56%
December 31, 2013  25,218      $10.83902 to  $15.07275 $310,506        0.00%    0.55%  to   2.85%    9.24% to   11.82%
December 31, 2012  21,004      $ 9.89825 to  $13.66670 $235,725        0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121      $ 9.20021 to  $12.63456 $114,175        0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792      $ 9.60436 to  $13.11882 $ 81,960        0.42%    0.95%  to   2.85%    7.21% to   10.65%

                                             AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   ------------------------------------------------------------------------------------------------
December 31, 2014  12,870      $11.72319 to  $17.69896 $177,267        0.00%    0.55%  to   2.85%    3.33% to    5.78%
December 31, 2013  12,110      $11.18390 to  $16.96442 $161,361        0.00%    0.55%  to   2.85%   12.87% to   15.64%
December 31, 2012   9,458      $10.49066 to  $14.87346 $111,417        0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964      $ 9.31537 to  $13.35045 $ 52,174        0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330      $ 9.76990 to  $13.68833 $ 35,436        0.23%    0.95%  to   2.85%    8.19% to   12.52%

                                      A75

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  15,715 $10.79436 to  $15.06034 $190,576   0.00%    0.55%  to   2.85%    1.08% to    3.47%
December 31, 2013  14,493 $10.52772 to  $14.75766 $174,100   0.00%    0.55%  to   2.85%    6.36% to    9.22%
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%

                                      AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014  16,378 $11.86300 to  $17.22400 $225,855   0.00%    0.55%  to   2.85%    2.71% to    5.14%
December 31, 2013  13,958 $11.38633 to  $16.60998 $188,038   0.00%    0.55%  to   2.85%   15.36% to   18.57%
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%

                                              PROFUND VP CONSUMER SERVICES
                   --------------------------------------------------------------------------------------
December 31, 2014      13 $20.74470 to  $20.74470 $    279   0.00%    0.55%  to   1.50%   10.80% to   11.84%
December 31, 2013      21 $18.72284 to  $20.07642 $    388   0.26%    0.55%  to   1.50%   37.80% to   39.10%
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%

                                           PROFUND VP CONSUMER GOODS PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014       8 $16.82194 to  $16.82194 $    134   0.70%    0.55%  to   1.50%    8.60% to    9.62%
December 31, 2013      14 $15.49003 to  $15.49003 $    221   0.86%    1.50%  to   1.50%   26.55% to   26.55%
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%

                                                  PROFUND VP FINANCIALS
                   --------------------------------------------------------------------------------------
December 31, 2014      33 $ 9.87092 to  $ 9.87092 $    323   0.21%    0.55%  to   2.10%   10.59% to   12.30%
December 31, 2013      46 $ 8.58077 to  $ 8.87284 $    409   0.43%    1.50%  to   2.10%   29.36% to   30.13%
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%

                                                 PROFUND VP HEALTH CARE
                   --------------------------------------------------------------------------------------
December 31, 2014      17 $20.97331 to  $20.97331 $    347   0.08%    0.55%  to   2.10%   21.16% to   23.02%
December 31, 2013      23 $16.64400 to  $17.20941 $    399   0.35%    1.50%  to   2.10%   36.88% to   37.69%
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%

                                                 PROFUND VP INDUSTRIALS
                   --------------------------------------------------------------------------------------
December 31, 2014      20 $13.85579 to  $14.22444 $    283   0.27%    1.50%  to   1.90%    3.61% to    4.02%
December 31, 2013      19 $13.67512 to  $13.67512 $    255   0.55%    1.50%  to   1.50%   36.15% to   36.15%
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%

                                                PROFUND VP MID-CAP GROWTH
                   --------------------------------------------------------------------------------------
December 31, 2014       3 $15.61362 to  $15.61362 $     42   0.00%    0.55%  to   2.10%    3.71% to    5.31%
December 31, 2013       6 $14.47394 to  $14.96601 $     90   0.00%    1.50%  to   2.10%   27.84% to   28.60%
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%

                                                PROFUND VP MID-CAP VALUE
                   --------------------------------------------------------------------------------------
December 31, 2014       2 $15.21446 to  $15.21446 $     30   0.12%    1.50%  to   1.50%    8.56% to    8.56%
December 31, 2013       4 $14.01527 to  $14.01527 $     54   0.34%    1.50%  to   1.50%   30.21% to   30.21%
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%

                                      A76

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                                PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------
December 31, 2014    13   $12.05366 to  $12.37455 $   155   1.51%    0.55%  to   1.90%   22.69% to  24.33%
December 31, 2013    14   $ 9.82468 to  $10.04669 $   144   1.36%    1.50%  to   1.90%   -1.77% to  -1.39%
December 31, 2012    14   $10.00220 to  $10.18798 $   144   2.57%    1.50%  to   1.90%   14.98% to  15.44%
December 31, 2011    12   $ 8.69881 to  $ 8.82559 $   110   0.00%    1.50%  to   1.90%    2.80% to   3.20%
December 31, 2010    16   $ 8.46186 to  $11.54906 $   133   3.89%    1.50%  to   1.90%   15.86% to  22.85%

                                              PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2014     3   $16.16532 to  $16.16532 $    55   0.00%    1.50%  to   1.50%    0.66% to   0.66%
December 31, 2013     5   $16.05873 to  $18.52593 $    87   0.00%    0.55%  to   1.50%   38.35% to  39.65%
December 31, 2012     3   $11.60725 to  $11.60725 $    32   0.00%    1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011     2   $10.47427 to  $10.55029 $    26   0.00%    1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010     3   $10.49669 to  $10.49669 $    28   0.00%    1.50%  to   1.50%   23.87% to  23.87%

                                              PROFUND VP SMALL-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2014     1   $15.68046 to  $15.68046 $    15   0.00%    0.55%  to   1.50%    4.25% to   5.23%
December 31, 2013     1   $15.04112 to  $16.79752 $    15   0.22%    0.55%  to   1.50%   35.64% to  36.92%
December 31, 2012     2   $11.08892 to  $11.08892 $    20   0.00%    1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011     2   $ 9.68994 to  $ 9.68994 $    19   0.00%    1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010     2   $10.25585 to  $10.25585 $    25   0.10%    1.50%  to   1.50%   20.30% to  20.30%

                                             PROFUND VP TELECOMMUNICATIONS
                   ------------------------------------------------------------------------------------
December 31, 2014     9   $11.05227 to  $11.05227 $   102   4.37%    0.55%  to   1.50%   -0.92% to   0.01%
December 31, 2013    16   $11.15492 to  $11.15492 $   174   2.94%    1.50%  to   1.50%   10.41% to  10.41%
December 31, 2012    24   $10.10290 to  $10.10290 $   247   4.12%    1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011    29   $ 8.80105 to  $ 8.80105 $   255   2.96%    1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010    28   $ 8.76916 to  $12.16509 $   245   2.84%    1.50%  to   1.55%   13.98% to  21.09%

                                                 PROFUND VP UTILITIES
                   ------------------------------------------------------------------------------------
December 31, 2014     9   $13.00966 to  $13.00966 $   115   1.72%    0.55%  to   1.90%   23.54% to  25.19%
December 31, 2013    18   $10.25797 to  $10.48966 $   184   2.59%    1.50%  to   1.90%   11.20% to  11.64%
December 31, 2012    23   $ 9.22480 to  $ 9.39609 $   212   2.71%    1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011    27   $ 9.38722 to  $ 9.52393 $   259   2.51%    1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010    30   $ 8.14003 to  $10.77660 $   244   2.49%    1.50%  to   1.90%    3.97% to   7.40%

                                              PROFUND VP LARGE-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2014     7   $15.48812 to  $15.48812 $   103   0.12%    1.50%  to   2.10%   10.61% to  11.26%
December 31, 2013     3   $13.46336 to  $16.49009 $    48   0.39%    0.55%  to   2.10%   27.98% to  29.95%
December 31, 2012     5   $10.52001 to  $10.81361 $    49   0.07%    1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011     4   $ 9.52935 to  $ 9.73772 $    37   0.00%    1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010     5   $ 9.43387 to  $ 9.58358 $    46   0.07%    1.50%  to   2.10%   10.86% to  11.51%

                                              PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2014     3   $12.66256 to  $12.66256 $    40   0.65%    1.50%  to   1.50%    8.84% to   8.84%
December 31, 2013     6   $11.63395 to  $11.63395 $    73   0.88%    1.50%  to   1.50%   27.97% to  27.97%
December 31, 2012     8   $ 9.09087 to  $ 9.09087 $    75   0.76%    1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011    18   $ 7.99461 to  $ 7.99461 $   141   0.76%    1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010    17   $ 8.21947 to  $ 8.21947 $   139   0.96%    1.50%  to   1.50%   11.23% to  11.23%

                                                AST BOND PORTFOLIO 2020
                   ------------------------------------------------------------------------------------
December 31, 2014   282   $11.03272 to  $12.37107 $ 3,446   0.00%    1.90%  to   2.85%    3.13% to   4.14%
December 31, 2013   380   $10.61606 to  $11.87901 $ 4,467   0.00%    1.30%  to   2.85%   -9.18% to  -7.72%
December 31, 2012    11   $11.60016 to  $12.95314 $   135   0.58%    1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011    66   $11.06416 to  $12.41953 $   746   1.13%    1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010   331   $ 9.54633 to  $10.66744 $ 3,199   0.00%    1.30%  to   2.55%    6.10% to  10.41%

                                     AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2014   717   $13.25293 to  $17.10034 $10,969   0.00%    0.55%  to   2.45%    7.56% to   9.66%
December 31, 2013   694   $12.19594 to  $15.68669 $ 9,817   0.00%    0.55%  to   2.45%   24.20% to  30.71%
December 31, 2012   557   $ 9.54913 to  $12.07266 $ 6,101   0.42%    0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011   339   $ 8.50545 to  $10.78439 $ 3,336   0.33%    0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010   251   $10.51922 to  $11.58869 $ 2,684   0.02%    1.15%  to   2.45%    5.50% to  12.43%

                                      A77

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2014     972 $11.27625 to  $18.90555 $ 16,897   0.00%    0.55%  to   2.70%    6.55% to   13.75%
December 31, 2013     879 $13.00723 to  $17.33075 $ 14,245   0.00%    0.55%  to   2.70%   32.55% to   35.74%
December 31, 2012     876 $10.54999 to  $12.84306 $ 10,610   0.00%    0.55%  to   2.70%   12.07% to   14.55%
December 31, 2011     435 $10.49190 to  $11.27814 $  4,657   0.00%    0.55%  to   2.70%   -2.05% to    0.11%
December 31, 2010     193 $10.71155 to  $11.33263 $  2,096   0.00%    1.15%  to   2.70%    7.43% to   10.05%

                                 AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     991 $10.89015 to  $11.41153 $ 11,150   0.00%    1.90%  to   2.85%   -1.46% to   -0.50%
December 31, 2013   1,177 $11.05171 to  $11.46858 $ 13,346   0.00%    1.90%  to   2.85%   -4.85% to   -3.92%
December 31, 2012   1,847 $11.61498 to  $11.93630 $ 21,847   0.52%    1.90%  to   2.85%    2.12% to    3.12%
December 31, 2011   1,836 $11.37404 to  $11.57526 $ 21,132   0.04%    1.90%  to   2.85%    8.24% to    9.30%
December 31, 2010      19 $10.52124 to  $10.59081 $    205   0.00%    1.90%  to   2.70%    5.24% to    5.92%

                                 AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,066 $12.24566 to  $13.22419 $ 13,414   0.00%    1.75%  to   2.85%    4.61% to    5.83%
December 31, 2013     732 $11.70587 to  $12.61919 $  8,756   0.00%    1.50%  to   2.85%   -9.65% to   -8.38%
December 31, 2012   2,129 $12.95637 to  $13.85470 $ 28,167   0.78%    1.30%  to   2.85%    3.75% to    5.42%
December 31, 2011   2,642 $12.48861 to  $13.14210 $ 33,532   0.06%    1.30%  to   2.85%   16.88% to   18.76%
December 31, 2010     396 $10.93130 to  $11.06626 $  4,359   0.00%    1.30%  to   2.55%    9.31% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014       3 $15.09234 to  $15.50925 $     42   3.01%    1.50%  to   1.75%   -6.93% to   -6.70%
December 31, 2013       3 $16.21604 to  $16.62307 $     52   0.95%    1.50%  to   1.75%   17.88% to   18.17%
December 31, 2012      16 $13.75687 to  $14.06753 $    220   1.65%    1.50%  to   1.75%   11.72% to   12.00%
December 31, 2011      17 $12.31349 to  $12.56056 $    206   0.63%    1.50%  to   1.75%  -14.29% to  -14.08%
December 31, 2010      17 $14.36608 to  $14.61842 $    242   0.00%    1.50%  to   1.75%   20.88% to   21.01%

                    WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014     106 $ 3.04612 to  $ 3.13770 $    324   0.00%    1.50%  to   1.75%    2.30% to    2.55%
December 31, 2013     107 $ 2.97767 to  $ 3.05971 $    318   0.32%    1.50%  to   1.75%   37.81% to   38.15%
December 31, 2012     169 $ 2.16078 to  $ 2.21481 $    365   0.00%    1.50%  to   1.75%   18.68% to   18.97%
December 31, 2011     179 $ 1.82068 to  $ 1.86164 $    326   0.00%    1.50%  to   1.75%   -6.99% to   -6.75%
December 31, 2010     188 $ 1.95742 to  $ 1.99650 $    368   0.00%    1.50%  to   1.75%   26.08% to   26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2014       4 $14.07991 to  $14.23536 $     62   0.62%    1.50%  to   1.75%    2.83% to    3.09%
December 31, 2013       5 $13.69207 to  $13.80927 $     65   0.95%    1.50%  to   1.75%   13.05% to   13.33%
December 31, 2012       5 $12.11133 to  $12.18494 $     63   1.15%    1.50%  to   1.75%   12.36% to   12.64%
December 31, 2011       6 $10.77879 to  $10.81752 $     61   0.89%    1.50%  to   1.75%   -8.65% to   -8.43%
December 31, 2010       6 $11.79975 to  $11.81311 $     71   0.00%    1.50%  to   1.75%   21.84% to   21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     815 $11.49686 to  $12.25614 $  9,669   0.00%    1.30%  to   2.85%    7.22% to    8.95%
December 31, 2013   1,150 $10.72225 to  $11.24906 $ 12,611   0.00%    1.30%  to   2.85%  -12.32% to  -10.90%
December 31, 2012   1,737 $12.22859 to  $12.62575 $ 21,559   0.03%    1.30%  to   2.85%    2.83% to    4.49%
December 31, 2011   1,302 $11.89255 to  $12.08351 $ 15,604   0.00%    1.30%  to   2.85%   18.93% to   20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     471 $10.54716 to  $13.00950 $  5,511   0.00%    0.55%  to   2.15%    4.26% to    5.92%
December 31, 2013      36 $11.59795 to  $12.03673 $    425   0.00%    1.30%  to   2.15%   17.54% to   20.81%
December 31, 2012       7 $ 9.88459 to  $ 9.96370 $     74   0.04%    1.30%  to   1.80%   11.15% to   11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014  11,411 $10.99564 to  $11.81961 $129,184   0.00%    0.55%  to   2.55%    2.29% to    4.32%
December 31, 2013  10,680 $10.68726 to  $11.33041 $117,339   0.00%    0.55%  to   2.70%    7.86% to   10.24%
December 31, 2012   8,594 $ 9.95090 to  $10.27765 $ 86,714   0.46%    0.55%  to   2.45%    9.15% to   11.28%
December 31, 2011   4,835 $ 9.12583 to  $ 9.21697 $ 44,314   0.00%    0.85%  to   2.35%   -8.74% to   -7.82%

                   WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014      10 $17.06026 to  $17.20149 $    179   0.30%    1.50%  to   1.75%    8.80% to    9.07%
December 31, 2013      11 $15.68076 to  $15.77168 $    175   0.40%    1.50%  to   1.75%   28.74% to   29.06%
December 31, 2012      17 $12.18018 to  $12.22072 $    210   0.54%    1.50%  to   1.75%   13.81% to   14.09%
December 31, 2011      25 $10.70255 to  $10.71170 $    268   0.00%    1.50%  to   1.75%    4.69% to    4.78%

                                      A78

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,020 $10.12124 to  $11.01361 $ 10,901   0.00%    0.55%  to   2.70%    2.75% to    5.48%
December 31, 2013     751 $ 9.68326 to  $10.37327 $  7,694   0.00%    0.85%  to   2.50%   -4.70% to   -3.14%
December 31, 2012     643 $10.50845 to  $10.70984 $  6,835   0.17%    0.85%  to   2.50%    4.49% to    6.20%
December 31, 2011      36 $10.06003 to  $10.07683 $    360   0.00%    1.30%  to   2.25%    0.42% to    0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   --------------------------------------------------------------------------------------
December 31, 2014     497 $ 9.87300 to  $10.63422 $  5,099   0.00%    0.55%  to   2.85%    2.09% to    4.57%
December 31, 2013     588 $ 9.66002 to  $10.10259 $  5,832   0.00%    0.85%  to   2.35%   -5.12% to   -3.66%
December 31, 2012     349 $10.31269 to  $10.48627 $  3,621   0.23%    0.85%  to   2.25%    2.51% to    3.98%
December 31, 2011      44 $10.06278 to  $10.07694 $    444   0.00%    1.30%  to   2.10%    0.35% to    0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,493 $ 9.81954 to  $10.30246 $ 14,973   0.00%    1.30%  to   2.85%    9.41% to   11.17%
December 31, 2013   3,733 $ 8.97494 to  $ 9.26704 $ 34,013   0.00%    1.30%  to   2.85%  -12.76% to  -11.35%
December 31, 2012     376 $10.28760 to  $10.45376 $  3,908   0.00%    1.30%  to   2.85%    2.88% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014  20,694 $11.92878 to  $13.64462 $276,282   0.00%    0.85%  to   2.85%    0.24% to    2.30%
December 31, 2013  21,362 $11.73153 to  $13.33778 $280,960   0.00%    0.85%  to   2.85%   19.00% to   23.41%
December 31, 2012  19,511 $10.65915 to  $10.80738 $209,728   0.00%    0.85%  to   2.85%    6.62% to    8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014   4,050 $11.71380 to  $12.86226 $ 49,993   0.00%    0.55%  to   2.85%    2.14% to    4.56%
December 31, 2013   3,288 $11.30516 to  $12.30125 $ 39,476   0.00%    0.55%  to   2.85%   14.35% to   18.26%
December 31, 2012   2,285 $10.23818 to  $10.40185 $ 23,601   0.95%    0.55%  to   2.85%    2.41% to    4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014      25 $ 9.10774 to  $ 9.70400 $    234   0.00%    0.55%  to   1.95%   -2.95% to    0.80%
December 31, 2013      12 $ 9.16475 to  $ 9.42915 $    111   0.00%    1.30%  to   1.95%   -9.33% to   -8.03%
December 31, 2012       7 $10.38171 to  $10.39933 $     68   0.00%    1.30%  to   1.75%    3.83% to    4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2014     126 $10.95451 to  $15.01238 $  1,827   0.00%    0.55%  to   2.30%    7.68% to    9.61%
December 31, 2013     101 $12.28936 to  $13.63955 $  1,362   0.00%    0.85%  to   2.30%   25.05% to   33.36%
December 31, 2012       4 $10.18909 to  $10.21028 $     40   0.00%    1.30%  to   1.85%    1.91% to    2.11%

                                  AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014     966 $ 9.63637 to  $ 9.94961 $  9,468   0.00%    1.30%  to   2.85%   11.33% to   13.12%
December 31, 2013   1,035 $ 8.65594 to  $ 8.79557 $  9,045   0.00%    1.30%  to   2.85%  -13.44% to  -12.04%

                         AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014      15 $ 9.57322 to  $ 9.85401 $    150   0.00%    0.55%  to   1.90%   -4.97% to   -2.14%
December 31, 2013       5 $10.07351 to  $10.14041 $     53   0.00%    1.15%  to   1.90%    0.75% to    1.41%

                         AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014     411 $11.05572 to  $13.30316 $  5,342   0.00%    0.55%  to   2.70%    9.84% to   12.98%
December 31, 2013     163 $11.55659 to  $11.74413 $  1,895   0.00%    0.85%  to   2.70%   15.59% to   17.45%

                         AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014      16 $ 9.23266 to  $ 9.85996 $    147   0.00%    0.55%  to   1.55%   -3.95% to   -2.01%
December 31, 2013       1 $ 9.61277 to  $ 9.61912 $     13   0.00%    1.45%  to   1.55%   -3.86% to   -3.80%

                          AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014  34,124 $10.37423 to  $10.53178 $354,014   0.00%    1.10%  to   1.90%    9.06% to    9.95%
December 31, 2013  10,228 $ 9.51265 to  $ 9.57903 $ 97,295   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                             AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014   1,565 $10.55060 to  $10.89838 $ 16,755   0.00%    0.55%  to   2.45%    1.04% to    3.01%
December 31, 2013     731 $10.44187 to  $10.55835 $  7,677   0.00%    0.85%  to   2.45%    4.44% to    5.59%

                     AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   --------------------------------------------------------------------------------------
December 31, 2014   4,856 $10.68749 to  $11.11626 $ 53,046   0.00%    0.55%  to   2.85%   -0.36% to    1.99%
December 31, 2013   2,011 $10.75656 to  $10.87654 $ 21,750   0.00%    0.85%  to   2.45%    7.59% to    8.77%

                                      A79

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ---------------------------------------------
                                                       NET    INVESTMENT
                     UNITS          UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                     (000S)     LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------     ----------------------  ------- ---------- -----------------  ----------------
                           AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014  1,980      $ 9.87909 to  $10.15307 $19,831   0.00%    0.85%  to   2.45%   2.53% to   4.21%
December 31, 2013    779      $ 9.63552 to  $ 9.74308 $ 7,550   0.00%    0.85%  to   2.45%  -3.63% to  -2.56%

                                  AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014     35      $11.15982 to  $13.19717 $   456   0.00%    0.55%  to   1.85%  11.08% to  12.55%
December 31, 2013     74      $11.65345 to  $11.70178 $   857   0.00%    0.85%  to   1.45%  16.55% to  17.03%

                                  AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ---------------------------------------------------------------------------------------
December 31, 2014     13      $11.16782 to  $13.48446 $   170   0.00%    0.55%  to   1.50%  11.23% to  14.61%
December 31, 2013      0/(1)/ $11.69306 to  $11.69306 $     3   0.00%    1.45%  to   1.45%  16.94% to  16.94%
                                   AST BOND PORTFOLIO 2025 (AVAILABLE JANUARY 2, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    288      $11.19944 to  $11.36236 $ 3,246   0.00%    1.30%  to   2.70%  11.99% to  13.62%

                      AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (AVAILABLE FEBRUARY 10, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014  1,715      $10.48352 to  $10.61730 $18,044   0.00%    0.55%  to   1.95%   4.85% to   6.18%

                     AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     82      $10.23141 to  $10.25115 $   837   0.00%    0.55%  to   0.83%   2.32% to   2.52%

                      AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    159      $10.34076 to  $10.36085 $ 1,649   0.00%    0.55%  to   0.83%   3.41% to   3.61%

                       AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    104      $10.52974 to  $10.55012 $ 1,101   0.00%    0.55%  to   0.83%   5.30% to   5.51%

                          AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    100      $ 9.95303 to  $ 9.97233 $   995   0.00%    0.55%  to   0.83%  -0.46% to  -0.27%

                   AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     44      $ 9.68459 to  $ 9.69330 $   430   0.00%    0.55%  to   0.68%  -3.15% to  -3.06%

                                 AST MANAGED EQUITY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014     27      $10.28185 to  $10.29105 $   274   0.00%    0.55%  to   0.68%   2.82% to   2.92%

                              AST MANAGED FIXED-INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014    123      $10.01270 to  $10.03217 $ 1,230   0.00%    0.55%  to   0.83%   0.13% to   0.33%

                           AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      4      $ 9.70452 to  $ 9.71324 $    40   0.00%    0.55%  to   0.68%  -2.95% to  -2.86%

                         AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      7      $10.40129 to  $10.41061 $    68   0.00%    0.55%  to   0.68%   4.02% to   4.11%

                         AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (AVAILABLE APRIL 28, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      9      $ 9.72436 to  $ 9.73320 $    91   0.00%    0.55%  to   0.68%  -2.75% to  -2.66%

                        AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (AVAILABLE NOVEMBER 24, 2014)
                   ---------------------------------------------------------------------------------------
December 31, 2014      5      $ 9.94406 to  $ 9.94406 $    49   0.00%    1.45%  to   1.45%  -0.55% to  -0.55%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

                                      A80

        ** These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
           December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

      /(1)/Amount is less than 1,000 units and/or $1,000 in net assets.

      /(2)/Amount is less than 0.01%.

        CHARGES AND EXPENSES

        The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the Contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values. A summary of M&E charges is presented below:

        Premier Investment Variable Annuity Series B - 0.55%

        Premier Investment Variable Annuity Series C - 0.68%

        Premier Investment Variable Annuity Series B with RPO Death Benefit - 0.70%

        Premier Investment Variable Annuity Series C with RPO Death Benefit - 0.83%

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------
   0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits

                                      A81

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------
   0.70%     Premier Investment Variable Annuity B Series with Return of Premium Death Benefit
   0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income - No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV
   1.45%     Premier Bb with GMIB
             Premier Retirement B Share - No Optional Benefits
             Premier Retirement C - No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L - No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version

                                      A82

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV
               Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II
               Premier Retirement L - No Optional Benefits
               Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
               Premier Retirement C Share - No Optional Benefits
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version

                                      A83

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV
               Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV
               Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

                                      A84

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product).

        A quarterly premium-based charge is applicable to certain products which ranges from 0.15% to 0.82% annualized

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the Contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various Contract level charges as described in charges and expenses section located above.

                                      A85

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2015

                                      A86

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2014 and 2013

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                                           Page
                                                                                          Numbers
                                                                                          -------
Management's Annual Report on Internal Control Over Financial Reporting                     B-2

Statements of Financial Position as of December 31, 2014 and 2013                           B-3

Statements of Operations for the years ended December 31, 2014, 2013 and 2012               B-4

Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012     B-4

Statements of Equity for the years ended December 31, 2014, 2013 and 2012                   B-5

Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012               B-6

Notes to Financial Statements:                                                              B-8

  1   Business and Basis of Presentation                                                    B-8

  2   Significant Accounting Policies and Pronouncements                                    B-8

  3   Investments                                                                          B-17

  4   Deferred Policy Acquisition Costs                                                    B-26

  5   Policyholders' Liabilities                                                           B-26

  6   Certain Nontraditional Long-duration Contracts                                       B-27

  7   Statutory Net Income and Surplus and Dividend Restriction                            B-30

  8   Income Taxes                                                                         B-30

  9   Fair Value of Assets and Liabilities                                                 B-32

  10  Derivative Instruments                                                               B-44

  11  Commitments, Contingent Liabilities and Litigation and Regulatory Matters            B-48

  12  Related Party Transactions                                                           B-49

  13  Quarterly Results of Operations (Unaudited)                                          B-54

Report of Independent Registered Public Accounting Firm                                    B-55

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2015

                         Part I- Financial Information

Item 1. Financial Statements

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                     December 31,   December 31,
                                                                                                        2014           2013
                                                                                                    -------------- --------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014-$911,279; 2013-$889,548)  $      973,483 $      927,341
Equity securities, available-for-sale, at fair value (cost: 2014-$8,291; 2013-$91)                           8,295            116
Trading account assets, at fair value                                                                        9,679              0
Policy loans                                                                                               182,560        176,885
Short-term investments                                                                                      15,469          5,180
Commercial mortgage and other loans                                                                        283,057        292,532
Other long-term investments                                                                                 47,855         37,505
                                                                                                    -------------- --------------
    Total investments                                                                                    1,520,398      1,439,559
Cash and cash equivalents                                                                                  100,919         40,641
Deferred policy acquisition costs                                                                          457,420        439,315
Accrued investment income                                                                                   14,768         15,024
Reinsurance recoverables                                                                                 1,436,470        999,240
Receivables from parents and affiliates                                                                     42,825         38,906
Deferred sales inducements                                                                                  76,534         88,350
Other assets                                                                                                 8,161          8,264
Separate account assets                                                                                 11,376,940     10,235,426
                                                                                                    -------------- --------------
    TOTAL ASSETS                                                                                    $   15,034,435 $   13,304,725
                                                                                                    ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                                     $    1,475,803 $    1,360,664
Future policy benefits and other policyholder liabilities                                                1,342,111        772,537
Cash collateral for loaned securities                                                                        4,455          4,081
Income taxes                                                                                                11,672         23,467
Short-term debt to affiliates                                                                               24,000         24,000
Long-term debt to affiliates                                                                                97,000         93,000
Payables to parent and affiliates                                                                            7,309          9,034
Other liabilities                                                                                           80,138        132,083
Separate account liabilities                                                                            11,376,940     10,235,426
                                                                                                    -------------- --------------
    TOTAL LIABILITIES                                                                                   14,419,428     12,654,292
                                                                                                    -------------- --------------
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)

EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)                               2,000          2,000
Additional paid-in capital                                                                                 210,818        211,147
Retained earnings                                                                                          368,450        420,185
Accumulated other comprehensive income                                                                      33,739         17,101
                                                                                                    -------------- --------------
    TOTAL EQUITY                                                                                           615,007        650,433
                                                                                                    -------------- --------------
    TOTAL LIABILITIES AND EQUITY                                                                    $   15,034,435 $   13,304,725
                                                                                                    ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                       2014           2013           2012
                                                                   ------------- -------------- --------------
REVENUES
Premiums                                                           $      14,323 $       14,893 $       14,133
Policy charges and fee income                                            181,086        156,811        146,460
Net investment income                                                     67,872         68,653         79,655
Asset administration fees                                                 38,264         33,752         29,462
Other income                                                               2,558          3,410          4,418
Realized investment gains (losses), net:
 Other-than-temporary impairments on fixed maturity
   securities                                                              (103)              -        (3,852)
 Other-than-temporary impairments on fixed maturity
   securities transferred to other comprehensive income                       79              -          2,382
 Other realized investment gains (losses), net                          (73,246)         22,581         11,947
                                                                   ------------- -------------- --------------
        Total realized investment gains (losses), net                   (73,270)         22,581         10,477
                                                                   ------------- -------------- --------------
 TOTAL REVENUES                                                          230,833        300,100        284,605
                                                                   ------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                   26,605         22,893         35,689
Interest credited to policyholders' account balances                      45,830         17,173         31,952
Amortization of deferred policy acquisition costs                         37,692       (44,181)          7,145
General, administrative and other expenses                               102,665         73,006         66,552
                                                                   ------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                             212,792         68,891        141,338
                                                                   ------------- -------------- --------------

INCOME FROM OPERATIONS BEFORE INCOME TAXES                                18,041        231,209        143,267
                                                                   ------------- -------------- --------------
Total income tax expense (benefit)                                      (10,224)         65,366         39,206
                                                                   ------------- -------------- --------------
NET INCOME                                                         $      28,265 $      165,843 $      104,061
                                                                   ------------- -------------- --------------

Other comprehensive income (loss), before tax:
   Foreign currency translation adjustments                                (125)             38             33
   Net unrealized investment gains (losses):
     Unrealized investment gains (losses) for the period                  30,963       (42,217)         12,645
     Reclassification adjustment for (gains) losses
      included in net income                                             (5,242)        (4,511)       (12,176)
                                                                   ------------- -------------- --------------
   Net unrealized investment gains (losses)                               25,721       (46,728)            469
                                                                   ------------- -------------- --------------
Other comprehensive income (loss), before tax                             25,596       (46,690)            502
                                                                   ------------- -------------- --------------
   Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                               (44)             13             12
     Net unrealized investment gains (losses)                              9,002       (16,355)            165
                                                                   ------------- -------------- --------------
      Total                                                                8,958       (16,342)            177
Other comprehensive income (loss), net of tax                             16,638       (30,348)            325
                                                                   ------------- -------------- --------------
COMPREHENSIVE INCOME                                               $      44,903 $      135,495 $      104,386
                                                                   ============= ============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                      Statements of Stockholder's Equity
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                                                                Accumulated
                                                                                                   Other
                                                                   Additional                   Comprehensive
                                                        Common      Paid-in       Retained         Income
                                                        Stock       Capital      Earnings          (Loss)        Total Equity
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $   305,281      $   47,124      $   562,333
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121              -               -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -        104,061               -          104,061
  Other comprehensive income (loss), net of tax               -            -              -             325              325
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -          104,386
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $   409,342      $   47,449      $   669,840
Contributed/distributed capital- parent/child asset
 transfers                                                    -           98              -               -               98
Dividend to parent                                            -            -       (155,000)              -         (155,000)
Comprehensive income (loss):
  Net income (loss)                                           -            -        165,843               -          165,843
  Other comprehensive income (loss), net of tax               -            -              -         (30,348)         (30,348)
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -          135,495
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2013                             $  2,000   $  211,147    $   420,185      $   17,101      $   650,433
Contributed/distributed capital- parent/child asset
 transfers                                                    -         (329)             -               -             (329)
Dividend to parent                                            -            -        (80,000)              -          (80,000)
Comprehensive income (loss):
  Net income (loss)                                           -            -         28,265               -           28,265
  Other comprehensive income (loss), net of tax               -            -              -          16,638           16,638
                                                                                                                -------------
Total comprehensive income (loss)                             -            -              -               -           44,903
                                                       --------   -----------   -----------    --------------   -------------

Balance, December 31, 2014                             $  2,000   $  210,818    $   368,450      $   33,739      $   615,007
                                                       ========   ===========   ===========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
         Years Ended December 31, 2014, 2013, and 2012 (in thousands)
--------------------------------------------------------------------------------

                                                       2014           2013           2012
                                                   ------------- -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                          $     28,265  $     165,843  $     104,061
Adjustments to reconcile net income to net cash
 provided by operating activities:
 Policy charges and fee income                             6,016          7,462       (12,488)
 Interest credited to policyholders' account
   balances                                               45,830         17,173         31,952
 Realized investment (gains) losses, net                  73,270       (22,581)       (10,477)
 Amortization and other non-cash items                  (12,397)       (11,323)        (9,959)
 Change in:
   Future policy benefits and other insurance
     liabilities                                         152,600        148,527        132,050
   Reinsurance recoverables                            (121,292)      (157,241)      (101,575)
   Accrued investment income                                 257            757          (247)
   Net payable to/receivable from affiliates             (2,502)          (959)        (5,930)
   Deferred policy acquisition costs                    (22,515)       (98,081)       (83,684)
   Income taxes                                         (20,576)         73,312       (12,047)
   Deferred sales inducements                              (842)        (1,793)       (19,219)
   Other, net                                            (6,735)          6,635        (2,598)
                                                   ------------- -------------- --------------
Cash flows from operating activities                $    119,379  $     127,731  $       9,839
                                                   ------------- -------------- --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available-for-sale               $    151,419  $     239,272  $     156,250
 Short-term investments                                   47,153         20,680         13,568
 Policy loans                                             27,422         24,664         18,879
 Ceded policy loans                                      (3,453)        (3,527)          (337)
 Commercial mortgage and other loans                      21,258         25,683         39,474
 Other long-term investments                                 217          2,110          2,115
 Equity securities, available-for-sale                     7,808          6,650          2,660
 Trading account assets, at fair value                         -          1,499              -
Payments for the purchase/origination of:
 Fixed maturities, available-for-sale                  (168,537)      (148,365)      (143,093)
 Short-term investments                                 (57,434)       (23,631)       (14,725)
 Policy loans                                           (22,786)       (17,687)       (21,058)
 Ceded policy loans                                        2,166          2,224          6,890
 Commercial mortgage and other loans                    (10,989)       (96,841)       (66,362)
 Other long-term investments                             (2,479)        (8,997)       (12,164)
 Equity securities, available-for-sale                  (15,551)        (5,253)        (2,508)
 Trading account assets, at fair value                  (10,000)              -              -
 Notes receivable from parent and affiliates, net        (3,060)        (2,235)          (248)
 Other, net                                                 (80)          (123)          (103)
                                                   ------------- -------------- --------------
Cash flows from (used in) investing activities      $   (36,926)  $      16,123  $    (20,762)
                                                   ------------- -------------- --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Policyholders' account deposits                    $    271,937  $     230,627  $     215,909
 Ceded policyholders' account deposits                  (93,043)      (124,909)       (79,417)
 Policyholders' account withdrawals                    (130,985)      (130,982)      (123,185)
 Ceded policyholders' account withdrawals                  6,991         10,785          1,436
 Net change in securities sold under agreement to
   repurchase and cash collateral for loaned
   securities                                                374          1,947       (18,094)
 Dividend to parent                                     (80,000)      (155,000)              -
 Contributed (Distributed) capital - parent/child
   asset transfers                                         (506)            150              -
 Net change in financing arrangements (maturities
   90 days or less)                                            -              -       (15,000)
 Proceeds from the issuance of debt (maturities
   longer than 90 days)                                   28,000         32,000         65,000
 Repayments of debt (maturities longer than 90
   days)                                                (24,000)       (24,000)       (11,000)
 Drafts outstanding                                        (943)          5,573          (853)
                                                   ------------- -------------- --------------
Cash flows from (used in) financing activities      $   (22,175)  $   (153,809)  $      34,796
                                                   ------------- -------------- --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          60,278      (9,955)       23,873
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                  40,641       50,596       26,723
                                                       ------------- ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                $    100,919  $    40,641  $    50,596
                                                       ============= ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                     $     10,352  $   (7,265)  $    97,799
  Interest paid                                         $      2,810  $     2,341  $     1,683

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available-for-sale and commercial mortgages related to the coinsurance transaction between Prudential Life Insurance Company of New Jersey ("PLNJ") and Prudential Arizona Reinsurance Universal Company ("PAR U"), an affiliate.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company", is a wholly owned subsidiary of the Pruco Life Insurance Company ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors. The company has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments.

Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company's Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders' account balances that

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders' account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company's variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note
12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees".

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities".

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
12). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in "Realized investment gains (losses), net."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. .

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company's financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company's financial position, results of operations or financial statement disclosures.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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3.   INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                    December 31, 2014
                                                             ---------------------------------------------------------------
                                                                                                                 Other-than-
                                                                             Gross        Gross                   temporary
                                                              Amortized    Unrealized   Unrealized               Impairments
                                                                Cost         Gains        Losses     Fair Value  in AOCI (3)
                                                             ------------ ------------- ----------- ------------ -----------
                                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     23,991 $       3,590 $         - $     27,581 $         -
Obligations of U.S. states and their political subdivisions        39,343         1,846           -       41,189           -
Foreign government bonds                                            6,344           149           -        6,493           -
Public utilities                                                  109,686        10,305          21      119,970           -
All other corporate securities                                    597,460        40,994       1,911      636,543         (45)
Asset-backed securities (1)                                        38,069         1,295         152       39,212         (79)
Commercial mortgage-backed securities                              74,610         3,487          13       78,084           -
Residential mortgage-backed securities (2)                         21,776         2,643           8       24,411        (242)
                                                             ------------ ------------- ----------- ------------ -----------
 Total fixed maturities, available-for-sale                  $    911,279 $      64,309 $     2,105 $    973,483 $      (366)
                                                             ============ ============= =========== ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Mutual funds                                                $      8,238 $          83 $       118 $      8,203
Non-redeemable preferred stocks                                        53            39           -           92
                                                             ------------ ------------- ----------- ------------
 Total equity securities, available-for-sale                 $      8,291 $         122 $       118 $      8,295
                                                             ============ ============= =========== ============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                                   December 31, 2013 (4)
                                                             ------------------------------------------------------------------
                                                                                                                   Other-than-
                                                                             Gross         Gross                    Temporary
                                                              Amortized    Unrealized    Unrealized                Impairments
                                                                Cost         Gains         Losses      Fair Value  in AOCI (3)
                                                             ------------ ------------- ------------- ------------ -----------
                                                                                       (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $     24,842 $       2,939 $           - $     27,781 $         -
Obligations of U.S. states and their political subdivisions         4,781            53           153        4,681           -
Foreign government bonds                                           11,457           901             -       12,358           -
Public utilities                                                   96,037         3,456         2,211       97,282           -
All other corporate securities                                    610,618        34,452         7,742      637,328         (45)
Asset-backed securities (1)                                        51,651           611         1,084       51,178        (102)
Commercial mortgage-backed securities                              63,090         3,763            14       66,839           -
Residential mortgage-backed securities (2)                         27,072         2,827             5       29,894        (281)
                                                             ------------ ------------- ------------- ------------ -----------
 Total fixed maturities, available-for-sale                  $    889,548 $      49,002 $      11,209 $    927,341 $      (428)
                                                             ============ ============= ============= ============ ===========

Equity securities, available-for-sale
Common Stocks:
 Mutual funds                                                $         38 $           - $           1 $         37
Non-redeemable preferred stocks                                        53            26             -           79
                                                             ------------ ------------- ------------- ------------
 Total equity securities available-for-sale                  $         91 $          26 $           1 $        116
                                                             ============ ============= ============= ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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(1)Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

                                             Available-for-Sale
                                        -----------------------------
                                          Amortized        Fair
                                            Cost           Value
                                        -------------- --------------
                                               (in thousands)
Due in one year or less                 $       30,399 $       31,047
Due after one year through five years          240,592        255,008
Due after five years through ten years         193,905        204,243
Due after ten years                            311,928        341,478
Asset-backed securities                         38,069         39,212
Commercial mortgage-backed securities           74,610         78,084
Residential mortgage-backed securities          21,776         24,411
                                        -------------- --------------
  Total                                 $      911,279 $      973,483
                                        ============== ==============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                 2014         2013         2012
                                                             ------------ ------------ ------------
                                                                         (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                         $     49,137 $    108,332 $     11,599
 Proceeds from maturities/repayments                              102,303      131,032      144,385
 Gross investment gains from sales, prepayments, and
   maturities                                                       5,160        5,704       13,712
 Gross investment losses from sales and maturities                  (249)      (1,379)          (1)
Equity securities, available-for-sale
 Proceeds from sales                                         $      7,808 $      6,650 $      2,660
 Gross investment gains from sales                                    456          587          146
 Gross investment losses from sales                                     -        (395)            -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses
   on fixed maturities recognized in earnings (1)            $       (25) $          - $    (1,469)
 Writedowns for impairments on equity securities                        -          (6)        (211)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in "Other Comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                            Year Ended   Year Ended
                                                                                           December 31, December 31,
                                                                                               2014         2013
                                                                                           ------------ ------------
                                                                                                (in thousands)
Balance, beginning of period                                                                     $716        $2,411
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                          (42)       (1,674)
Increases due to the passage of time on previously recorded credit losses                          21            48
Accretion of credit loss impairments previously recognized due to an increase in cash
 flows expected to be collected                                                                  (32)          (69)
                                                                                            ---------   -----------
Balance, end of period                                                                      $     663          $716
                                                                                            =========   ===========

Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                                     December 31, 2014         December 31, 2013
                                                 -------------------------- -----------------------
                                                   Amortized       Fair      Amortized     Fair
                                                     Cost          Value       Cost        Value
                                                 -------------- ----------- ----------- -----------
Trading account assets                                             (in thousands)
Total trading account assets - Fixed maturities  $       10,000 $     9,679 $         - $         -
                                                 ============== =========== =========== ===========

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $(0.3) million, $0 and $0 during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                              December 31, 2014            December 31, 2013
                                         --------------------------  ----------------------------
                                             Amount                      Amount
                                         (in thousands)  % of Total  (in thousands)   % of Total
                                         -------------- -----------  -------------- -------------
Commercial and agricultural mortgage
 loans by property type:
Apartments/Multi-Family                   $      89,817        32.6%  $      81,484          28.5%
Retail                                           64,149        23.3          65,353          22.9
Industrial                                       35,190        12.8          40,281          14.1
Office                                           29,997        10.9          30,635          10.7
Other                                            18,061         6.6          25,277           8.8
Hospitality                                      23,725         8.6          24,186           8.5
                                         -------------- -----------  -------------- -------------
 Total commercial mortgage loans                260,939        94.8         267,216          93.5
Agricultural property loans                      14,479         5.2          18,691           6.5
                                         -------------- -----------  -------------- -------------
 Total commercial and agricultural
   mortgage loans by property type              275,418       100.0%        285,907         100.0%
                                                        ===========                 =============
Valuation allowance                               (771)                     (1,785)
                                         --------------              --------------
 Total net commercial and agricultural
   mortgage loans by property type              274,647                     284,122
                                         --------------              --------------

Other Loans
Uncollateralized loans                            8,410                       8,410
Valuation allowance                                   -                           -
                                         --------------              --------------
 Total net other loans                            8,410                       8,410
                                         --------------              --------------
 Total commercial mortgage and other
   loans                                 $      283,057              $      292,532
                                         ==============              ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and New York (11%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                 December 31, 2014 December 31, 2013 December 31, 2012
                                                 ----------------- ----------------- -----------------
                                                                    (in thousands)
Allowance for credit losses, beginning of year    $        1,785    $        1,162    $        1,410
Addition to / (release of) allowance for losses          (1,014)               623             (248)
                                                  --------------    --------------    --------------
Total ending balance (1)                          $          771    $        1,785    $        1,162
                                                  ==============    ==============    ==============

(1)Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2014, 2013, and 2012.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                              December 31, 2014 December 31, 2013
                                                              ----------------- -----------------
                                                                        (in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)                     $              -  $              -
Collectively evaluated for impairment (2)                                  771             1,785
                                                              ----------------  ----------------
Total ending balance                                          $            771  $          1,785
                                                              ================  ================

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)  $              -  $              -
Gross of reserves: collectively evaluated for impairment (2)           283,828           294,317
                                                              ----------------  ----------------
Total ending balance, gross of reserves                       $        283,828  $        294,317
                                                              ================  ================

(1)There were no loans individually evaluated for impairments at both
   December 31, 2014 and 2013.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $14.5 million and $18.7 million at December 31, 2014 and 2013, respectively, and an allowance of less than $0.1 million for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at both December 31, 2014 and 2013 and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and no related allowance for losses, at both December 31, 2014 and 2013. There were no recorded investments in impaired loans with an allowance recorded, before the allowance for losses, at both December 31, 2014 and 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                            Debt Service Coverage Ratio - December 31, 2014
                                                     --------------------------------------------------------------
                                                     Greater than 1.2X 1.0X to <1.2X  Less than 1.0X     Total
                                                     ----------------- -------------- -------------- --------------
                                                                             (in thousands)
Loan-to-Value Ratio
0%-59.99%                                             $      162,454   $            - $        1,634 $      164,088
60%-69.99%                                                    84,761                -          4,878         89,639
70%-79.99%                                                    14,389            2,796              -         17,185
Greater than 80%                                               2,991                -          1,515          4,506
                                                      --------------   -------------- -------------- --------------
  Total commercial and agricultural mortgage loans    $      264,595   $        2,796 $        8,027 $      275,418
                                                      ==============   ============== ============== ==============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

                                                            Debt Service Coverage Ratio - December 31, 2013
                                                     -------------------------------------------------------------
                                                     Greater than 1.2X 1.0X to <1.2X  Less than 1.0X     Total
                                                     ----------------- -------------- -------------- -------------
                                                                            (in thousands)
Loan-to-Value Ratio
0%-59.99%                                              $     136,909   $            - $        1,833 $     138,742
60%-69.99%                                                    81,355                -              -        81,355
70%-79.99%                                                    56,392            2,900          4,956        64,248
Greater than 80%                                                   -            1,562              -         1,562
                                                       -------------   -------------- -------------- -------------
  Total commercial and agricultural mortgage loans     $     274,656   $        4,462 $        6,789 $     285,907
                                                       =============   ============== ============== =============

As of both December 31, 2014 and 2013, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2014 and 2013. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2014 and 2013, there were no troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated.

                                                    2014          2013
                                                ------------- -------------
                                                      (in thousands)
     Company's investment in Separate accounts  $       1,606 $       1,619
     Joint ventures and limited partnerships           38,920        35,886
     Derivatives                                        7,329             -
                                                ------------- -------------
     Total other long-term investments          $      47,855 $      37,505
                                                ============= =============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2014         2013         2012
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    44,073  $    46,071  $    56,024
Equity securities, available-for-sale                  -            -           11
Trading account assets                               119           11           15
Commercial mortgage and other loans               13,686       13,831       13,503
Policy loans                                      10,127        9,901        9,626
Short-term investments and cash equivalents           79           63           80
Other long-term investments                        3,103        2,105        4,012
                                             -----------  -----------  -----------
Gross investment income                           71,187       71,982       83,271
Less: investment expenses                         (3,315)      (3,329)      (3,616)
                                             -----------  -----------  -----------
  Net investment income                      $    67,872  $    68,653  $    79,655
                                             ===========  ===========  ===========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Carrying value for non-income producing assets included $6 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                   2014            2013            2012
                                             ---------------  --------------  --------------
                                                              (in thousands)
Fixed maturities                              $        4,786   $       4,325   $      12,242
Equity securities                                        456             186             (66)
Commercial mortgage and other loans                    1,015            (623)          3,926
Short-term investments and cash equivalents                2               2               -
Joint ventures and limited partnerships                  210             (13)              -
Derivatives                                          (79,739)         18,704          (5,625)
                                             ---------------  --------------  --------------
  Realized investment gains (losses), net     $      (73,270)  $      22,581   $      10,477
                                             ===============  ==============  ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                  Total Accumulated
                                                               Foreign Currency  Net Unrealized         Other
                                                                 Translation    Investment Gains    Comprehensive
                                                                  Adjustment      (Losses) (1)      Income (Loss)
                                                               ---------------- ----------------  -----------------
                                                                                  (in thousands)
Balance, December 31, 2011                                     $            22  $         47,101  $         47,123
Change in component during period (2)                                       21               305               326
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2012                                     $            43  $         47,406  $         47,449
Change in component during period (2)                                       25           (30,373)          (30,348)
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2013                                     $            68  $         17,033  $         17,101
Change in other comprehensive income before reclassifications             (125)           30,963            30,838
Amounts reclassified from AOCI                                               -            (5,242)           (5,242)
Income tax benefit (expense)                                                44            (9,002)           (8,958)
                                                               ---------------  ----------------  ----------------
Balance, December 31, 2014                                     $           (13) $         33,752  $         33,739
                                                               ===============  ================  ================

(1)Includes cash flow hedges of $0.2 million, $(3.1) million and $(1.3) million as of December 31, 2014, 2013 and 2012, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                             Year Ended        Year Ended        Year Ended
                                                          December 31, 2014 December 31, 2013 December 31, 2012
                                                          ----------------- ----------------- -----------------
                                                                             (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges - Currency/Interest rate (3)              $        230      $       (237)    $          (31)
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                               5,012             4,748            (12,145)
                                                            ------------      ------------     --------------
   Total net unrealized investment gains (losses)                  5,242             4,511            (12,176)
                                                            ------------      ------------     --------------
    Total reclassifications for the period                  $      5,242      $      4,511     $      (12,176)
                                                            ============      ============     ==============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 10 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                       Accumulated
                                                                                                          Other
                                                                                                      Comprehensive
                                                      Deferred      Future Policy                     Income (Loss)
                                                       Policy       Benefits and       Deferred       Related To Net
                                  Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                  Gains (Losses)      Costs and        Account        (Liability)       Investment
                                  on Investments     Other Costs     Balances(1)        Benefit       Gains (Losses)
                                 ---------------    ------------    -------------    -------------    --------------
                                                                   (in thousands)
Balance, December 31, 2011        $       (1,417)    $       739     $       (142)    $        287      $      (533)
Net investment gains (losses)
 on investments arising
 during the period                           873               -                -             (306)             567
Reclassification adjustment
 for (gains) losses included
 in net income                               880               -                -             (308)             572
Reclassification adjustment
 for OTTI losses excluded
 from net income(1)                         (106)              -                -               37              (69)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -            (644)               -              225             (419)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              306             (107)             199
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2012        $          230     $        95     $        164     $       (172)     $       317
                                 ---------------    ------------    -------------    -------------     ------------
Net investment gains (losses)
 on investments arising
 during the period                           126               -                -              (44)              82
Reclassification adjustment
 for (gains) losses included
 in net income                              (132)              -                -               46              (86)
Reclassification adjustment
 for OTTI losses excluded
 from net income(1)                            -               -                -                -                0
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -            (723)               -              253             (470)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              (12)               4               (8)
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2013        $          224     $      (628)    $        152     $         87      $      (165)
                                 ---------------    ------------    -------------    -------------     ------------
Net investment gains (losses)
 on investments arising
 during the period                            13               -                -               (5)               8
Reclassification adjustment
 for (gains) losses included
 in net income                               (12)              -                -                4               (8)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                         -              77                -              (27)              50
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -               -              (30)              11              (19)
                                 ---------------    ------------    -------------    -------------     ------------
Balance, December 31, 2014        $          225     $      (551)    $        122     $         70      $      (134)
                                 ===============    ============    =============    =============     ============

(1)Balances are net of reinsurance.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                           Accumulated
                                                                                                              Other
                                                                                                          Comprehensive
                                                        Deferred       Future Policy                      Income (Loss)
                                                         Policy        Benefits and        Deferred       Related To Net
                                  Net Unrealized       Acquisition     Policy Holder      Income Tax        Unrealized
                                  Gains (Losses)        Costs and         Account         (Liability)       Investment
                                 on Investments(1)     Other Costs      Balances(2)         Benefit       Gains (Losses)
                                 -----------------   --------------    -------------    --------------    --------------
                                                                     (in thousands)
Balance, December 31, 2011         $      89,602      $     (31,698)    $     15,379     $     (25,649)    $     47,634
Net investment gains (losses)
 on investments arising
 during the period                        13,098                  -                -            (4,584)           8,514
Reclassification adjustment
 for (gains) losses included
 in net income                           (13,056)                 -                -             4,570           (8,486)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                          106                  -                -               (37)              69
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -              5,389                -            (1,886)           3,503
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -           (6,378)            2,232           (4,146)
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2012         $      89,750      $     (26,309)    $      9,001     $     (25,354)    $     47,088
                                  --------------     --------------    -------------    --------------    -------------
Net investment gains (losses)
 on investments arising
 during the period                       (49,387)                 -                -            17,285          (32,102)
Reclassification adjustment
 for (gains) losses included
 in net income                            (4,379)                 -                -             1,534           (2,845)
Reclassification adjustment
 for OTTI losses excluded
 from net income(2)                            -                  -                -                 -                -
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs                                         -             14,655                -            (5,129)           9,526
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -           (6,875)            2,406           (4,469)
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2013         $      35,984      $     (11,654)    $      2,126     $      (9,258)    $     17,198
                                  ==============     ==============    =============    ==============    =============
Net investment gains (losses)
 on investments arising
 during the period                        32,609                  -                -           (11,413)          21,196
Reclassification adjustment
 for (gains) losses included
 in net income                            (5,230)                 -                -             1,830           (3,400)
Impact of net unrealized
 investment (gains) losses on
 deferred policy acquisition
 costs and other costs                         -             (4,521)               -             1,582           (2,939)
Impact of net unrealized
 investment (gains) losses on
 future policy benefits and
 policyholders' account
 balances                                      -                  -            2,816              (985)           1,831
                                  --------------     --------------    -------------    --------------    -------------
Balance, December 31, 2014         $      63,363      $     (16,175)    $      4,942     $     (18,244)    $     33,886
                                  ==============     ==============    =============    ==============    =============

(1)Includes cash flow hedges. See Note 10 for information on cash flow hedges.
(2)Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                          2014           2013            2012
                                                                     -------------- --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         225  $         224   $         230
Fixed maturity securities, available-for - sale--all other                   61,979         37,569          89,176
Equity securities, available-for-sale                                             4             25              78
Derivatives designated as cash flow hedges (1)                                  159         (3,057)         (1,327)
Other investments                                                             1,221          1,447           1,823
                                                                     -------------- --------------  --------------
Net unrealized gains (losses) on investments                          $      63,588  $      36,208   $      89,980
                                                                     ============== ==============  ==============

(1)See Note 10 for more information on cash flow hedges.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

                                                                          2014
                                    --------------------------------------------------------------------------------
                                     Less than twelve months     Twelve months or more              Total
                                    -------------------------- ------------------------- ---------------------------
                                                     Gross                      Gross                      Gross
                                                   Unrealized                 Unrealized                 Unrealized
                                      Fair Value    Losses       Fair Value    Losses      Fair Value     Losses
                                    ------------- ------------ ------------- ----------- ------------- -------------
                                                                     (in thousands)
Fixed maturities,
 available-for-sale
Obligations of U.S. states and
 their political subdivisions        $          -  $         -  $          -  $        -  $          -  $          -
Public utilities                            4,733           21             -           -         4,733            21
All other corporate securities             28,586        1,556        21,517         355        50,103         1,911
Asset-backed securities                     1,988            5        11,387         147        13,375           152
Commercial mortgage-backed
 securities                                 9,016            9           402           4         9,418            13
Residential mortgage-backed
 securities                                   456            8             -           -           456             8
                                    ------------- ------------ ------------- ----------- ------------- -------------
 Total                               $     44,779  $     1,599  $     33,306  $      506  $     78,085  $      2,105
                                    ============= ============ ============= =========== ============= =============
Equity securities,
 available-for-sale                  $      5,882  $       118  $          -  $        -  $      5,882  $        118
                                    ============= ============ ============= =========== ============= =============

                                                                        2013(1)
                                    --------------------------------------------------------------------------------
                                     Less than twelve months     Twelve months or more              Total
                                    -------------------------- ------------------------- ---------------------------
                                                     Gross                      Gross                      Gross
                                                  Unrealized                 Unrealized                 Unrealized
                                     Fair Value     Losses      Fair Value     Losses     Fair Value      Losses
                                    ------------- ------------ ------------- ----------- ------------- -------------
                                                                     (in thousands)
Fixed maturities,
 available-for-sale
Obligations of U.S. states and
 their political subdivisions        $      2,628  $       153  $          -  $        -  $      2,628  $        153
Public utilities                           41,750        2,211             -           -        41,750         2,211
All other corporate securities            143,863        7,529         2,612         213       146,475         7,742
Asset-backed securities                    31,499        1,068           642          16        32,141         1,084
Commercial mortgage-backed
 securities                                   397           10           268           4           665            14
Residential mortgage-backed
 securities                                   936            5             -           -           936             5
                                    ------------- ------------ ------------- ----------- ------------- -------------
 Total                               $    221,073  $    10,976  $      3,522  $      233  $    224,595  $     11,209
                                    ============= ============ ============= =========== ============= =============
Equity securities,
 available-for-sale                  $         22  $         1  $          -  $        -  $         22  $          1
                                    ============= ============ ============= =========== ============= =============

(1)Prior period's amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $1.2 million and $11.1 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners ("NAIC") or equivalent rating and $0.9 million and $0.1 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company's corporate securities and in asset-backed securities. At December 31, 2013, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, communications, and basic industry sectors of the Company's corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2014        2013
                                                    ----------- ----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     4,269 $    3,936
                                                    ----------- ----------
     Total securities pledged                       $     4,269 $    3,936
                                                    =========== ==========

As of December 31, 2014 and 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $4.5 million and $4.1 million, respectively, which was "Cash collateral for loaned securities".

In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $38 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $0.6 million at December 31, 2014 and 2013, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2014           2013          2012
                                                                          --------------- ------------- ------------
                                                                                        (in thousands)
Balance, beginning of year                                                $       439,315 $     327,832 $    262,895
Capitalization of commissions, sales and issue expenses                            60,207        53,901       90,828
Amortization- Impact of assumption and experience unlocking and true-ups           23,034      (15,114)        1,044
Amortization- All other                                                          (60,726)        59,295      (8,189)
Change in unrealized investment gains and losses                                  (4,410)        13,402        4,870
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 12)                              -             -     (23,616)
                                                                          --------------- ------------- ------------
Balance, end of year                                                      $       457,420 $     439,315 $    327,832
                                                                          =============== ============= ============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).

Ceded capitalization was $41 million, $48 million and $33 million in 2014, 2013 and 2012, respectively. Ceded amortization amounted to $28 million, $10 million and $11 million in 2014, 2013 and 2012, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $10 million and $24 million in 2014 and in 2012 respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                 2014         2013
                                             ------------ ------------
                                                   (in thousands)
        Life insurance                       $    889,556 $    793,841
        Individual annuities                       20,220       13,642
        Policy claims and other liabilities       432,335      (34,946)
                                             ------------ ------------
        Total future policy benefits         $  1,342,111 $    772,537
                                             ============ ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company's experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 7.0%.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.

The Company's future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                                  2014           2013
                                             -------------- --------------
                                                    (in thousands)
      Interest-sensitive life contracts      $    1,090,721 $    1,021,733
      Individual annuities                          222,252        184,067
      Guaranteed interest accounts                   32,217         33,691
      Other                                         130,613        121,173
                                             -------------- --------------
      Total policyholders' account balances  $    1,475,803 $    1,360,664
                                             ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.4% to 4.5%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.9% for other.

6.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or (2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits and other policyholder liabilities". As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                 December 31, 2014                  December 31, 2013
                                         ---------------------------------- ----------------------------------
                                         In the Event of At Annuitization / In the Event of At Annuitization /
                                              Death       Accumulation (1)       Death       Accumulation (1)
                                         --------------- ------------------ --------------- ------------------
                                                                    (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                            $    6,546,610    $          N/A   $    5,734,942    $          N/A
Net amount at risk                       $        2,887    $          N/A   $        3,592    $          N/A
Average attained age of contractholders              62               N/A               61               N/A
Minimum return or contract value
Account value                            $    2,020,664    $    7,837,167   $    1,933,573    $    6,958,377
Net amount at risk                       $       10,123    $      100,125   $        6,983    $       84,150
Average attained age of contractholders              65                62               64                61
Average period remaining until earliest
 expected annuitization                             N/A        0.02 years              N/A        0.07 years

(1)Includes income and withdrawal benefits as described herein

                                           December 31, 2014 December 31, 2013
                                           ----------------- -----------------
                                                  In the Event of Death
                                           -----------------------------------
                                                     (in thousands)
  Variable Life, Variable Universal Life
   and Universal Life Contracts
  No Lapse Guarantees
  Separate account value                    $      726,853    $      710,080
  General account value                     $      440,913    $      383,074
  Net amount at risk                        $    9,970,707    $    8,551,482
  Average attained age of contractholders         52 years          52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31, 2014 December 31, 2013
                                           ----------------- -----------------
                                                     (in thousands)
  Equity funds                              $    5,120,921    $    4,604,397
  Bond funds                                     2,836,575         2,630,424
  Money market funds                               402,526           263,476
                                            --------------    --------------
   Total                                    $    8,360,022    $    7,498,297
                                            ==============    ==============

In addition to the above mentioned amounts invested in separate account investment options, $207.3 million and $170.2 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits and other policyholder liabilities" and the related changes in the liabilities are included in "Future policy benefits and other policyholder liabilities". Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits and other policyholder liabilities". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                           GMWB/GMIWB/G
                                                  GMDB                        GMIB             MAB              Total
                                    ---------------------------------   --------------------------------- ------------------
                                                     Variable Life,
                                                   Variable Universal
                                       Variable     Life & Universal
                                       Annuity            Life                  Variable Annuity
                                    -------------- ------------------   ---------------------------------

                                                                         (in thousands)
Balances as of December 31, 2011    $        1,405  $          24,439   $          1,554 $         76,996 $          104,394
  Incurred guarantee benefits (1)            1,566              8,864                736           39,676             50,842
  Paid guarantee benefits                    (360)              (224)                  -                -              (584)
                                    -------------- ------------------   ---------------- ---------------- ------------------

Balance as of December 31, 2012     $        2,611  $          33,079   $          2,290 $        116,672 $          154,652
  Incurred guarantee benefits (1)              116              6,802            (1,277)        (154,862)          (149,221)
  Paid guarantee benefits                    (147)                  -               (52)                -              (199)
  Other                                        109              2,574                 12                -              2,695
                                    --------------  -----------------   ---------------- ---------------- ------------------
  Balance as of December 31, 2013   $        2,689  $          42,455   $            973 $       (38,190) $            7,927
  Incurred guarantee benefits (1)            5,428             20,545                915          467,026            493,914
  Paid guarantee benefits                    (264)            (1,050)                  -                -            (1,314)
  Other                                        141              7,262                  6                -              7,409
                                    --------------  -----------------   ---------------- ---------------- ------------------

Balance as of December 31, 2014     $        7,994  $          69,212   $          1,894 $        428,836 $          507,936
                                    ============== ==================   ================ ================ ==================

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                              2014          2013          2012
                                                                          -----------------------------------------

                                                                                       (in thousands)

Balance, beginning of year                                                $      88,350 $      70,728 $      48,101
Capitalization                                                                      842         1,793        19,219
Amortization- Impact of assumption and experience unlocking and true-ups          3,108         1,799         4,488
Amortization- All other                                                        (15,733)        13,501         (956)
Change in unrealized investment gains (losses)                                     (33)           529         (124)
                                                                          ------------- ------------- -------------
Balance, end of year                                                      $      76,534 $      88,350 $      70,728
                                                                          ============= ============= =============

7.   STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $60 million, $81 million and $66 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory surplus of the Company amounted to $352 million and $380 million at December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC"). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $60 million in 2015 without prior approval. The Company paid dividends to the parent company of $80 million and $155 million in 2014 and 2013 respectively. The Company did not pay a dividend 2012.

8.   INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                  2014            2013            2012
                                                             --------------- --------------- ---------------

                                                                             (in thousands)
Current tax expense (benefit):
  U.S.                                                       $        21,129 $        33,370 $        64,255
                                                             --------------- --------------- ---------------
  Total                                                               21,129          33,370          64,255
                                                             --------------- --------------- ---------------

Deferred tax expense (benefit):
  U.S.                                                              (31,353)          31,996        (25,049)
                                                             --------------- --------------- ---------------
  Total                                                             (31,353)          31,996        (25,049)
                                                             --------------- --------------- ---------------

Total income tax expense on continuing operations                   (10,224)          65,366          39,206
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                    8,958        (16,342)             177
  Additional paid-in capital                                           (177)              53           1,680
                                                             --------------- --------------- ---------------
Total income tax expense (benefit) on continuing operations  $       (1,443) $        49,077 $        41,063
                                                             =============== =============== ===============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company's actual income tax expense for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2014           2013            2012
                                                                         ----------------------------------------------

                                                                                         (in thousands)

Expected federal income tax expense (benefit)                            $        6,314 $        80,923 $        50,144
Non-taxable investment income                                                  (13,891)        (13,840)         (9,794)
Tax credits                                                                     (2,884)         (1,789)         (1,249)
Other                                                                               237              72             105
                                                                         -------------- --------------- ---------------
Total income tax expense (benefit) on income from continuing operations  $     (10,224) $        65,366 $        39,206
                                                                         ============== =============== ===============

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the Internal Revenue Service ("IRS") released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company's 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2014              2013
                                          -----------------------------------

                                                    (in thousands)
   Deferred tax assets
     Insurance reserves                   $        152,757  $        120,815
     Other                                               -                 -
                                          ----------------  ----------------
     Deferred tax assets                  $        152,757  $        120,815
                                          ================  ================

   Deferred tax liabilities
     Deferred policy acquisition costs    $        107,495  $        106,577
     Deferred sales inducements                     26,787            30,923
     Net unrealized gains on securities             22,200            13,743
     Investments                                     6,884             3,382
     Other                                           1,161               531
                                          ----------------  ----------------
     Deferred tax liabilities             $        164,527  $        155,156
                                          ----------------  ----------------
   Net deferred tax asset (liability)     $        (11,770) $        (34,341)
                                          ================  ================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $18 million, $231 million and $143 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                            2014     2013      2012
                                                                                          -------- -------- ----------
                                                                                                 (in thousands)
Balance at January 1,                                                                     $      - $      - $      113
Increases in unrecognized tax benefits - prior years                                             -        -          -
(Decreases) in unrecognized tax benefits- prior years                                            -        -          -
Increases in unrecognized tax benefits - current year                                            -        -          -
(Decreases) in unrecognized tax benefits- current year                                           -        -          -
Settlement with taxing authorities                                                               -        -      (113)
                                                                                          ----------------------------
Balance at December 31,                                                                   $      - $      - $        -
                                                                                          ============================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate         -        -          -
                                                                                          ============================

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

                     Major Tax Jurisdiction    Open Tax Years
                   ------------------------  ----------------
                        United States          2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

                                                            As of December 31, 2014
                               --------------------------------------------------------------------------------

                                  Level 1        Level 2          Level 3       Netting (1)         Total
                               ------------- ---------------- --------------  --------------  -----------------

                                                                (in thousands)
Fixed maturities, available
 for sale:
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies                      $           - $         27,581 $            -  $            -  $          27,581
Obligations of U.S. states
 and their political
 subdivisions                              -           41,189              -               -             41,189
Foreign government bonds                   -            6,493              -               -              6,493
Corporate securities                       -          745,717         10,796               -            756,513
Asset-backed securities                    -           29,120         10,092               -             39,212
Commercial mortgage-backed
 securities                                -           78,084              -               -             78,084
Residential mortgage-backed
 securities                                -           24,411              -               -             24,411
                               ------------- ---------------- --------------  --------------  -----------------
Sub-total                                  -          952,595         20,888               -            973,483
Trading account assets:
Corporate securities                       -            9,679              -               -              9,679
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total                                 -            9,679              -               -              9,679
Equity securities, available
 for sale                                  -            8,203             92               -              8,295
Short-term investments                   470           14,999              -               -             15,469
Cash equivalents                      40,000           21,259              -               -             61,259
Other long-term investments                -            8,753            253          (1,424)             7,582
Reinsurance recoverables                   -                -        339,982               -            339,982
Receivables from parents and
 affiliates                                -           10,013          4,594               -             14,607
                               ------------- ---------------- --------------  --------------  -----------------
Sub-total excluding separate
 account assets                       40,470        1,025,501        365,809          (1,424)         1,430,356
Separate account assets (2)                -       11,370,061          6,879               -         11,376,940
                               ------------- ---------------- --------------  --------------  -----------------
 Total assets                  $      40,470 $     12,395,562 $      372,688  $      (1,424)  $      12,807,296
                               ============= ================ ==============  ==============  =================
Future policy benefits (4)                 -                -        428,837               -            428,837
Payables to parent and
 affiliates                                -            1,424              -          (1,424)                 -
                               ------------- ---------------- --------------  --------------  -----------------
Total liabilities              $           - $          1,424 $      428,837  $       (1,424) $         428,837
                               ============= ================ ==============  ==============  =================

                                                            As of December 31, 2013
                               --------------------------------------------------------------------------------

                                  Level 1        Level 2          Level 3       Netting (1)         Total
                               ------------- ---------------- --------------  --------------  -----------------

                                                                (in thousands)
Fixed maturities, available
 for sale:
U.S. Treasury securities and
 obligations of U.S.
 government authorities and
 agencies                      $           - $         27,781 $            -  $            -  $          27,781
Obligations of U.S. states
 and their political
 subdivisions                              -            4,681              -               -              4,681
Foreign government bonds                   -           12,358              -               -             12,358
Corporate securities                       -          730,248          4,362               -            734,610
Asset-backed securities                    -           35,155         16,023               -             51,178
Commercial mortgage-backed
 securities                                -           66,839              -               -             66,839
Residential mortgage-backed
 securities                                -           29,894              -               -             29,894
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total                                 -          906,956         20,385               -            927,341
Equity securities, available
 for sale                                  -               37             79               -                116
Short-term investments                   182            4,998              -               -              5,180
Cash equivalents                           -           13,999              -               -             13,999
Other long-term investments                -            5,124              -          (5,124)                 -
Receivables from parents and
 affiliates                                -           30,581          3,138               -             33,719
                               ------------- ---------------- --------------  --------------  -----------------
 Sub-total excluding separate
   account assets                        182          961,695         23,602          (5,124)           980,355
Separate account assets (2)           60,601       10,168,133          6,692               -         10,235,426
                               ------------- ---------------- --------------  --------------  -----------------
 Total assets                  $      60,783 $     11,129,828 $       30,294  $       (5,124) $      11,215,781
                               ============= ================ ==============  ==============  =================
Future policy benefits (4)                 -                -        (38,190)              -            (38,190)
Payables to parent and
 affiliates                                -            5,125              -          (5,124)                 1
Other liabilities (3)                      -                -         43,340                             43,340
                               ------------- ---------------- --------------  --------------  -----------------
 Total liabilities             $           - $          5,125 $        5,150  $       (5,124) $           5,151
                               ============= ================ ==============  ==============  =================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)"Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.
(2)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(3)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at December 31, 2013 were reclassified to "Reinsurance Recoverables" in 2014 as they were no longer in a net asset position.
(4)For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under "Fixed maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation--models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Payables to parent and affiliates," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The majority of the Company's derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2014 and 2013 all derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company's legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company's living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level 2.

Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2014
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $      10,258   $        538  $      10,796
Asset-backed securities                                  101          9,991         10,092
Equity securities                                         92              -             92
Other long-term investments                                -            253            253
Reinsurance recoverables                             339,982              -        339,982
Receivables from parents and affiliates                    -          4,594          4,594
                                               -------------   ------------  -------------
  Subtotal excluding separate account assets         350,433         15,376        365,809
Separate account assets                                6,879              -          6,879
                                               -------------   ------------  -------------
  Total assets                                 $     357,312   $     15,376  $     372,688
                                               =============   ============  =============
Future policy benefits                         $     428,837   $          -  $     428,837
                                               -------------   ------------  -------------
  Total liabilities                            $     428,837   $          -  $     428,837
                                               =============   ============  =============

                                                         As of December 31, 2013
                                               -------------------------------------------
                                                Internal (1)    External (2)     Total
                                               -------------  -------------- -------------
                                                              (in thousands)
Corporate securities                           $       4,362   $          -  $       4,362
Asset-backed securities                                   50         15,973         16,023
Equity securities                                         79              -             79
Receivables from parents and affiliates                    -          3,138          3,138
                                               -------------   ------------  -------------
  Subtotal excluding separate account assets           4,491         19,111         23,602
Separate account assets                                6,692              -          6,692
                                               -------------   ------------  -------------
  Total assets                                 $      11,183   $     19,111  $      30,294
                                               =============   ============  =============
Future policy benefits                         $     (38,190)  $          -  $     (38,190)
Other liabilities                                     43,340              -         43,340
                                               -------------   ------------  -------------
  Total liabilities                            $       5,150   $          -  $       5,150
                                               =============   ============  =============

(1)Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

                                                      As of December 31, 2014
              ------------------------------------------------------------------------------------------------------------------
                                                                                                               Impact of Increase
                                                                                                      Weighted  in Input on Fair
               Fair Value    Valuation Techniques        Unobservable Inputs      Minimum   Maximum   Average      Value (1)
              ------------ ----------------------      ------------------------   -------   -------   -------- ------------------
                                                           (in thousands)
Assets:
Corporate
 securities   $     10,258 Discounted cash flow       Discount rate               10.47%    10.55%     10.48%       Decrease

 Reinsurance
 recoverables $    339,982 Fair values are determined in the same manner as future policy benefits.
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future
 policy
 benefits(3)  $    428,837 Discounted cash flow       Lapse rate (4)                  0%       14%                  Decrease
                                                      NPR spread (5)                  0%     1.30%                  Decrease
                                                      Utilization rate (6)           63%       96%                  Increase
                                                      Withdrawal rate (7)            74%      100%                  Increase
                                                      Mortality rate (8)              0%       14%                  Decrease
                                                      Equity Volatility curve        17%       28%                  Increase
---------------------------------------------------------------------------------------------------------------------------------

                                                      As of December 31, 2013
              ------------------------------------------------------------------------------------------------------------------
                                                                                                               Impact of Increase
                                                                                                      Weighted  in Input on Fair
               Fair Value    Valuation Techniques        Unobservable Inputs      Minimum   Maximum   Average      Value (1)
              ------------ ----------------------      ------------------------   -------   -------   -------- ------------------
                                                           (in thousands)
Assets:
Corporate
 securities   $      4,362 Discounted cash flow       Discount rate                11.0%     11.0%     11.00%       Decrease
                           Market comparables         EBITDA multiples (2)          6.0X      7.0X     6.09X        Increase
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future
 policy
 benefits(3)  $   (38,190) Discounted cash flow       Lapse rate (4)                  0%       11%                  Decrease
                                                      NPR spread (5)               0.08%     1.09%                  Decrease
                                                      Utilization rate (6)           70%       94%                  Increase
                                                      Withdrawal rate (7)            86%      100%                  Increase
                                                      Mortality rate (8)              0%       13%                  Decrease
                                                      Equity Volatility curve        15%       28%                  Increase
---------------------------------------------------------------------------------------------------------------------------------

Other Liabilities  43,340 Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.
------------------------------------------------------------------------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $6.9 and $6.7 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                      Year Ended December 31, 2014
                                                     -----------------------------------------------------------------
                                                     Fixed Maturities - Available For Sale
                                                     ------------------------------------
                                                                                              Equity
                                                                                            Securities,   Other Long-
                                                        Corporate         Asset-Backed     Available for     term
                                                        Securities         Securities          Sale       Investments
                                                     ----------------   ----------------   ------------- -------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $        4,362    $        16,023    $         79  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                      168                 58               -              -
    Asset management fees and other income                         -                  -               -             (6)
    Interest credited to policyholders' account
     balances                                                      -                  -               -              -
    Included in other comprehensive income (loss)                449                (45)             13              -
 Net investment income                                            38                 40               -              -
 Purchases                                                    11,559                  -               -             66
 Sales                                                        (5,254)                 -               -              -
 Issuances                                                         -                  -               -              -
 Settlements                                                    (193)            (5,752)              -             (2)
 Transfers into Level 3 (2)                                      537              7,938               -              -
 Transfers out of Level 3 (2)                                   (870)            (8,170)              -              -
 Other (5)                                                         -                  -               -            195
                                                      --------------    ---------------    ------------  -------------
Fair Value, end of period assets/(liabilities)        $       10,796    $        10,092    $         92  $         253
                                                      ==============    ===============    ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -    $             -    $          -  $           -
    Asset management fees and other income            $            -    $             -    $          -  $          (6)

                                                                      Year Ended December 31, 2014
                                                     -----------------------------------------------------------------
                                                     Receivables from                        Separate
                                                       Parents and        Reinsurance         Account    Future Policy
                                                        Affiliates      Recoverables (4)    Assets (1)     Benefits
                                                     ----------------   ----------------   ------------- -------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                 $        3,138    $       (43,340)   $      6,692  $      38,190
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                        -            335,729               -       (409,978)
    Asset management fees and other income                         -                  -               -              -
    Interest credited to policyholders' account
     balances                                                      -                  -             187              -
    Included in other comprehensive income (loss)                (84)                 -               -              -
 Net investment income                                             -                  -               -              -
 Purchases                                                     4,000             47,593               -              -
 Sales                                                             -                  -               -              -
 Issuances                                                         -                  -               -        (57,049)
 Settlements                                                       -                  -               -              -
 Transfers into Level 3 (2)                                      992                  -               -              -
 Transfers out of Level 3 (2)                                 (3,452)                 -               -              -
                                                      --------------    ---------------    ------------  -------------
Fair Value, end of period assets/(liabilities)        $        4,594    $       339,982    $      6,879  $    (428,837)
                                                      ==============    ===============    ============  =============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net           $            -    $       335,135    $          -  $    (409,525)
    Asset management fees and other income            $            -    $             -    $          -  $           -
    Interest credited to policyholders' account
     balances                                         $            -    $             -    $        187  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                    Year Ended December 31, 2013
                                                --------------------------------------------------------------------
                                                Fixed Maturities Available For Sale
                                                -----------------------------------
                                                                                         Trading          Equity
                                                                                     Account Assets -   Securities,
                                                   Corporate         Asset-Backed         Equity       Available for
                                                   Securities         Securities        Securities         Sale
                                                ----------------  ------------------ ---------------- ---------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $          6,073    $       18,301    $       1,390    $       1,067
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  (87)                -                -              483
    Asset management fees and other income                     -                 -              109                -
    Interest credited to policyholders'
     account balances                                          -                 -                -                -
    Included in other comprehensive income
     (loss)                                                  (95)               86                -               11
 Net investment income                                        36               244                -                -
 Purchases                                                   352            12,016                -                -
 Sales                                                        (1)                -          (1,499)          (1,482)
 Issuances                                                     -                 -                -                -
 Settlements                                                (975)           (5,109)               -                -
 Transfers into Level 3 (2)                                    -                 -                -                -
 Transfers out of Level 3 (2)                               (941)           (7,518)               -                -
 Other (4)                                                     -            (1,997)               -                -
                                                ----------------    --------------    -------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $          4,362    $       16,023    $           -    $          79
                                                ================    ==============    =============    =============
Unrealized gains (losses) for the period
 relating to those
 Level 3 assets that were still held at the
   end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $              -    $            -    $           -    $           -
    Asset management fees and other income      $              -    $            -    $          25    $           -

                                                                    Year Ended December 31, 2013
                                                --------------------------------------------------------------------
                                                Receivables from
                                                  Parents and          Separate       Future Policy        Other
                                                   Affiliates     Account Assets (1)     Benefits     Liabilities (5)
                                                ----------------  ------------------ ---------------- ---------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $            998    $        6,201    $    (116,673)   $      85,164
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                    -                 -          204,349         (169,386)
    Asset management fees and other income                     -                 -                -                -
    Interest credited to policyholders'
     account balances                                          -               491                -                -
   Included in other comprehensive income
    (loss)                                                    (9)                -                -                -
 Net investment income                                         -                 -                -                -
 Purchases                                                 3,648                 -                -           40,882
 Sales                                                    (2,497)                -                -                -
 Issuances                                                     -                 -          (49,486)               -
 Settlements                                                   -                 -                -                -
 Transfers into Level 3 (2)                                    -                 -                -                -
 Transfers out of Level 3 (2)                               (999)                -                -                -
 Other (4)                                                 1,997                 -                -                -
                                                ----------------    --------------    -------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $          3,138    $        6,692    $      38,190    $     (43,340)
                                                ================    ==============    =============    =============
Unrealized gains (losses) for the period
 relating to those
 Level 3 assets that were still held at the
   end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $              -    $            -    $     202,622    $    (168,474)
    Asset management fees and other income      $              -    $            -    $           -    $           -
    Interest credited to policyholders'
     account balances                           $              -    $          491    $           -    $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                             Year Ended December 31, 2012
                                      -------------------------------------------------------------------------
                                         Fixed Maturities Available For Sale
                                      -----------------------------------------
                                                                    Commercial       Trading         Equity
                                                                    mortgage-    Account Assets -  Securties,
                                       Corporate     Asset-Backed     backed          Equity      available for
                                       Securities     Securities    securities      Securities        sale
                                      ------------  -------------  ------------  ---------------- -------------
                                                                    (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $      1,755  $      18,627  $          -    $      1,569   $       1,144
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            (468)            76             -               -            (122)
    Asset management fees and
     other income                                -              -             -            (179)              -
   Included in other comprehensive
    income (loss)                              116            355          (128)              -              45
 Net investment income                           8            337             1               -               -
 Purchases                                   4,704          5,302             -               -               -
 Sales                                         (30)             -             -               -               -
 Settlements                                (1,814)        (6,142)       (2,496)              -               -
 Transfers into Level 3 (2)                  4,826            200         2,623               -               -
 Transfers out of Level 3 (2)               (3,024)          (454)            -               -               -
                                      ------------  -------------  ------------    ------------   -------------
Fair Value, end of period
 assets/(liabilities)                 $      6,073  $      18,301  $          -    $      1,390   $       1,067
                                      ============  =============  ============    ============   =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $          -  $           -  $          -    $          -   $           -
    Asset management fees and
     other income                     $          -  $           -  $          -    $       (179)  $           -
    Interest credited to
     policyholders' account
     balances                         $          -  $           -  $          -    $          -   $           -

                                                                Year Ended December 31, 2012
                                           ---------------------------------------------------------------------
                                           Other Long-                  Receivables     Separate
                                              Term      Reinsurance     from Parents    Account    Future Policy
                                           Investments  Recoverables   and Affiliates  Assets (1)    Benefits
                                           ----------- --------------- -------------- ------------ -------------
                                                                       (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                       $      18  $        53,677 $           -  $      5,995 $    (76,996)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                          (18)           1,491             -             -        (1,562)
    Asset management fees and other
     income                                         -                -             -             -             -
    Interest credited to policyholders'
     account balances                               -                -             -           206             -
   Included in other comprehensive
    income (loss)                                   -                -            (2)            -             -
 Net investment income                              -                -             -             -             -
 Purchases                                          -           29,997         1,000             -             -
 Sales                                              -                -             -             -             -
 Issuances                                          -                -             -             -       (38,115)
 Settlements                                        -                -             -             -             -
 Foreign currency translation                       -                -             -             -             -
 Transfers into Level 3 (2)                         -                -             -             -             -
 Transfers out of Level 3 (2)                       -                -             -             -             -
 Other (4)                                          -                -             -             -             -
                                            ---------  --------------- -------------  ------------ -------------
Fair Value, end of period
 assets/(liabilities)                       $       -  $        85,165           998         6,201      (116,673)
                                            =========  =============== =============  ============ =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                    $       -  $         2,126 $           -  $          - $      (2,670)
    Asset management fees and other
     income                                 $       -  $             - $           -  $          - $           -
    Interest credited to policyholders'
     account balances                       $       -  $             - $           -  $        206 $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.
(2)Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Reinsurance of variable annuity living benefit features that were classified as "Other Liabilities" at 2013 and were reclassified to "Reinsurance Recoverables" at 2014 as they were in a net asset position.
(5)Other represents investment in Joint Ventures reported at fair value.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company's Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                              December 31, 2014
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        8 $  287,293 $  287,301 $  283,057
   Policy loans                                                     -          -    182,560    182,560    182,560
   Other long term investments                                      -          -      1,278      1,278      1,128
   Cash and cash equivalents                                    1,612     38,048          -     39,660     39,660
   Accrued investment income                                        -     14,768          -     14,768     14,768
   Receivables from parents and affiliates                          -     25,148          -     25,148     25,155
   Other assets                                                     -      3,141          -      3,141      3,141
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $  1,612 $   81,113 $  471,131 $  553,856 $  549,469
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' account balances - investment contracts    $      - $  140,116 $   10,783 $  150,899 $  152,557
   Cash collateral for loaned securities                            -      4,455          -      4,455      4,455
   Short-term debt                                                  -     24,251          -     24,251     24,000
   Long-term debt                                                   -     97,862          -     97,862     97,000
   Payables to parent and affiliates                                -      4,244          -      4,244      4,244
   Other liabilities                                                -     34,432          -     34,432     34,432
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  305,360 $   10,783 $  316,143 $  316,688
                                                             ======== ========== ========== ========== ==========

                                                                              December 31, 2013
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        - $  297,317 $  297,317 $  292,532
   Policy loans                                                     -          -    176,885    176,885    176,885
   Other long term investments                                      -          -        744        744        658
   Cash and cash equivalents                                    1,091     25,551          -     26,642     26,642
   Accrued investment income                                        -     15,024          -     15,024     15,024
   Receivables from parents and affiliates                          -     23,198          -     23,198     23,090
   Other assets                                                     -      3,941          -      3,941      3,941
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $  1,091 $   67,714 $  474,946 $  543,751 $  538,772
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' account balances - investment contracts    $      - $  130,026 $   10,956 $  140,982 $  143,294
   Cash collateral for loaned securities                            -      4,081          -      4,081      4,081
   Short-term debt                                                  -     24,569          -     24,569     24,000
   Long-term debt                                                   -    100,677          -    100,677     93,000
   Payables to parent and affiliates                                -      4,607          -      4,607      4,607
   Other liabilities                                                -     48,662          -     48,662     48,662
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  312,622 $   10,956 $  323,578 $  317,644
                                                             ======== ========== ========== ========== ==========

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1)Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended
December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


10.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Reinsurance Ltd., or "Pruco Re" and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

                                                          December 31, 2014                   December 31, 2013
                                                  ---------------------------------   ---------------------------------
                                                                 Gross Fair Value                    Gross Fair Value
                                                               --------------------                --------------------
              Primary Underlying                    Notional    Assets  Liabilities     Notional    Assets  Liabilities
------------------------------------------------  ---------------------------------------------------------------------

                                                                             (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
  Currency/Interest Rate
  Currency Swaps                                  $     44,221 $    840 $    (691)    $     41,256 $      - $  (3,328)
                                                  ------------ -------- ----------    ------------ -------- ----------
Total Qualifying Hedges                           $     44,221 $    840 $    (691)    $     41,256 $      - $  (3,328)
                                                  ============ ======== ==========    ============ ======== ==========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
  Interest Rate
  Interest Rate Swaps                             $     57,200 $  6,269 $        -    $     57,200 $  3,443 $        -
  Credit
  Credit Default Swaps                                   7,275      150      (451)           9,275       15      (499)
  Currency/Interest Rate
  Currency Swaps                                        25,370    1,049      (171)          10,370        -      (556)
  Equity
  Equity Options                                     1,875,551      446      (112)       1,870,001    1,666      (742)
                                                  ------------ -------- ----------    ------------ -------- ----------
Total Non-Qualifying Hedges                          1,965,396    7,914      (734)       1,946,846    5,124    (1,797)
                                                  ============ ======== ==========    ============ ======== ==========
Total Derivatives (1)                             $  2,009,617 $  8,754 $  (1,425)    $  1,988,102 $  5,124 $  (5,125)
                                                  ============ ======== ==========    ============ ======== ==========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $429 million and an asset of $38 million as of December 31, 2014 and December 31, 2013, respectively, included in "Future policy benefits." The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was an asset of $340 million and a liability of $43 million as of December 31, 2014 and December 31, 2013, respectively, included in "Reinsurance Recoverables" and "Other Liabilities," respectively.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                     December 31, 2014
                                                -----------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/  Net
                                                Instruments   Position      Position     Collateral  Amount
                                                ----------- ------------- ------------- ------------ ------
                                                                      (in thousands)
Offsetting of Financial Assets:
Derivatives                                       $ 8,753      $(1,424)      $ 7,329      $ (7,194)   $135
Securities purchased under agreement to resell     38,048            -        38,048       (38,048)      -
                                                  -------      -------       -------      --------    ----
Total Assets                                      $46,801      $(1,424)      $45,377      $(45,242)   $135
                                                  =======      =======       =======      ========    ====
Offsetting of Financial Liabilities:
Derivatives                                       $ 1,424      $(1,424)      $     -      $      -    $  -
Securities sold under agreement to repurchase           -            -             -             -       -
                                                  -------      -------       -------      --------    ----
Total Liabilities                                 $ 1,424      $(1,424)      $     -      $      -    $  -
                                                  =======      =======       =======      ========    ====

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                       December 31, 2013
                                                ----------------------------------------------------------------
                                                                Gross          Net
                                                   Gross       Amounts       Amounts
                                                Amounts of  Offset in the Presented in
                                                Recognized  Statement of  the Statement  Financial
                                                 Financial    Financial   of Financial  Instruments/     Net
                                                Instruments   Position      Position     Collateral     Amount
                                                ----------- ------------- ------------- ------------  ----------
                                                                         (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $    5,124   $    (5,124)  $         -  $          -  $        -
Securities purchased under agreement to resell      25,551             -        25,551       (25,551)          -
                                                ----------   -----------   -----------  ------------  ----------
Total Assets                                    $   30,675   $    (5,124)  $    25,551  $    (25,551) $        -
                                                ==========   ===========   ===========  ============  ==========
Offsetting of Financial Liabilities:
Derivatives                                     $    5,125   $    (5,124)  $         1  $          -  $        1
Securities sold under agreement to repurchase            -             -             -             -           -
                                                ----------   -----------   -----------  ------------  ----------
Total Liabilities                               $    5,125   $    (5,124)  $         1  $          -  $        1
                                                ==========   ===========   ===========  ============  ==========

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31, 2014
                                    --------------------------------------------------------------
                                     Realized                                          Accumulated
                                    Investment         Net                                Other
                                      Gains         Investment                        Comprehensive
                                     (Losses)         Income        Other Income     Income (Loss)(1)
                                    ------------    ------------    -------------    ----------------
                                                            (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $            -  $          (58) $            288 $              3,216
                                    ----------      ----------      ------------     ----------------
  Total cash flow hedges                     -             (58)              288                3,216
                                    ----------      ----------      ------------     ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                          4,713               -                 -                    -
  Currency/Interest Rate                 1,445               -                25                    -
  Credit                                   (43)              -                 -                    -
  Equity                                  (720)              -                 -                    -
  Embedded Derivatives                 (85,134)              -                 -                    -
                                    ----------      ----------      ------------     ----------------
  Total non-qualifying hedges          (79,739)              -                25                    -
                                    ----------      ----------      ------------     ----------------
  Total                         $      (79,739) $          (58) $            313 $              3,216
                                    ==========      ==========      ============     ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                    Year Ended December 31, 2013
-                                   ------------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment     Other        Comprehensive
                                    Gains (Losses)        Income       Income      Income (Loss)(1)
                                    -------------------------------    --------    -----------------
                                                           (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           64 $     (301) $             (1,730)
                                    --------------      ----------     ------      ----------------
  Total cash flow hedges                         -              64       (301)               (1,730)
                                    --------------      ----------     ------      ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                             (4,050)              -          -                     -
  Currency/Interest Rate                      (110)              -         12                     -
  Credit                                    (1,016)              -          -                     -
  Equity                                    (3,875)              -          -                     -
  Embedded Derivatives                      27,755               -          -                     -
                                    --------------      ----------     ------      ----------------
  Total non-qualifying hedges               18,704               -         12                     -
                                    --------------      ----------     ------      ----------------
  Total                         $           18,704  $           64 $     (289) $             (1,730)
                                    ==============      ==========     ======      ================

                                                    Year Ended December 31, 2012
-                                   ------------------------------------------------------------
                                                                                     Accumulated
                                       Realized            Net                          Other
                                      Investment        Investment     Other        Comprehensive
                                    Gains (Losses)        Income       Income      Income (Loss)(1)
                                    -------------------------------    --------    -----------------
                                                           (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23 $        8  $               (697)
                                    --------------      ----------     ------      ----------------
  Total cash flow hedges                         -              23          8                  (697)
                                    --------------      ----------     ------      ----------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -          -                     -
  Currency                                       2               -          -                     -
  Currency/Interest Rate                      (147)              -         (6)                    -
  Credit                                      (285)              -          -                     -
  Equity                                      (211)              -          -                     -
  Embedded Derivatives                      (7,631)              -          -                     -
                                    --------------      ----------     ------      ----------------
  Total non-qualifying hedges               (5,624)              -         (6)                    -
                                    --------------      ----------     ------      ----------------
  Total                         $           (5,624) $           23 $        2  $               (697)
                                    ==============      ==========     ======      ================

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2011                                                                    $  (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------
Balance, December 31, 2012                                                                     (1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013            (1,493)
Amount reclassified into current period earnings                                                 (237)
                                                                                     ----------------
Balance, December 31, 2013                                                                     (3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014             3,446
Amount reclassified into current period earnings                                                 (230)
Balance, December 31, 2014                                                                    $   159
                                                                                     ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $7 million and $9 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

11.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $0.2 million. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $1 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC ., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court's decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $3 million, $2 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2014, 2013 and 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $83 million, $75 million, and $106 million during the years ended December 31, 2014, 2013, and 2012 respectively.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,546 million at December 31, 2014 and $1,344 million at December 31, 2013. Fees related to these COLI policies were $26 million, $22 million and $16 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company ("PARCC"), Pruco Re, Prudential Arizona Reinsurance Term Company ("PAR Term"), Prudential Arizona Reinsurance Universal Company ("PAR U"), and Prudential Term Reinsurance Company ("Term Re"), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                              December 31,  December 31,
                                                  2014          2013
                                              ------------  ------------
                                                    (in thousands)
Reinsurance recoverables                        $1,436,470     $ 999,240
Policy loans                                       (11,388)      (12,340)
Deferred policy acquisition costs                 (211,128)     (207,517)
Other liabilities (reinsurance payables) (1)        37,934        76,499

(1)December 31, 2013 includes $43 million reclassed from reinsurance recoverables to other liabilities.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


The reinsurance recoverables by counterparty is broken out below.

                                     Reinsurance Recoverables
                                -----------------------------------
                                December 31, 2014 December 31, 2013
                                ----------------- -----------------
                                          (in thousands)
PARCC                             $    482,487      $    482,633
PAR Term                               116,930            82,322
Prudential Insurance                    27,652            28,457
PAR U                                  446,182           397,776
Pruco Life                              17,469             6,008
Pruco Re (1)                           332,741                50
Term Re                                 11,039                 -
Unaffiliated                             1,970             1,994
                                  ------------      ------------
Total reinsurance recoverables    $  1,436,470      $    999,240
                                  ============      ============

(1)December 31, 2013 excludes $43 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

                                                                                2014          2013          2012
                                                                            ------------  ------------  ------------
                                                                                         (in thousands)
Premiums:
Direct                                                                      $    193,928  $    186,778  $    174,419
Assumed                                                                                -             -             -
Ceded                                                                           (179,605)     (171,885)     (160,286)
                                                                            ------------  ------------  ------------
  Net Premiums                                                                    14,323        14,893        14,133
                                                                            ------------  ------------  ------------
Policy charges and fee income:
Direct                                                                           287,766       239,758       206,296
Assumed                                                                                -             -             -
Ceded                                                                           (106,680)      (82,947)      (59,836)
                                                                            ------------  ------------  ------------
  Net policy charges and fee income                                              181,086       156,811       146,460
                                                                            ------------  ------------  ------------
Net investment income:
Direct                                                                            68,364        69,157        79,807
Assumed                                                                                -             -             -
Ceded                                                                               (492)         (504)         (152)
                                                                            ------------  ------------  ------------
  Net investment income                                                           67,872        68,653        79,655
                                                                            ------------  ------------  ------------
Net other income :
Direct                                                                             2,558         3,410         2,611
Assumed & Ceded                                                                        -             -         1,807
                                                                            ------------  ------------  ------------
  Net other income                                                                 2,558         3,410         4,418
                                                                            ------------  ------------  ------------
Interest credited to policyholders' account balance:
Direct                                                                            56,615        27,616        35,952
Assumed                                                                                -             -             -
Ceded                                                                            (10,785)      (10,443)       (4,000)
                                                                            ------------  ------------  ------------
  Net interest credited to policyholders' account balance                         45,830        17,173        31,952
                                                                            ------------  ------------  ------------
Policyholders' benefits (including change in reserves):
Direct                                                                           226,854       228,176       205,982
Assumed                                                                                -             -             -
Ceded                                                                           (200,249)     (205,283)     (170,293)
                                                                            ------------  ------------  ------------
  Net policyholders' benefits (including change in reserves)                      26,605        22,893        35,689
                                                                            ------------  ------------  ------------
Net reinsurance expense allowances, net of capitalization and amortization       (38,881)      (24,700)      (22,944)
Realized investment gains (losses) net:
Direct                                                                          (398,154)      199,483        12,097
Assumed                                                                                -             -             -
Ceded                                                                            324,884      (176,902)       (1,620)
                                                                            ------------  ------------  ------------
  Realized investment gains (losses) net                                    $    (73,270) $     22,581  $     10,477
                                                                            ------------  ------------  ------------

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Substantially all reinsurance contracts are with affiliates as of December 31, 2014, 2013 and 2012. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2014          2013          2012
                                           -------------  ------------  ------------
                                                         (in thousands)
Gross life insurance face amount in force  $ 114,395,367  $107,125,219  $101,793,986
Reinsurance ceded                           (103,951,166)  (97,197,953)  (92,025,256)
                                           -------------  ------------  ------------
Net life insurance face amount in force    $  10,444,201  $  9,927,266  $  9,768,730
                                           =============  ============  ============

Pruco Life

The Company reinsures certain COLI and Prudential Defined Income "(PDI)" policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

PAR U

Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all risks associated with its universal life policies.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $31 million, $26 million, and $19 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders' separate account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $7 million, $7 million, and $6 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2 million, $2 million, and $3 million for the years ended December 31, 2014, 2013, and 2012, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income
(Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

                                                                             Additional
                                                                              Paid-in
                                                                              Capital,       Realized
                                                                             Net of Tax     Investment Derivative
                                                                 Fair  Book  Increase/        Gain/      Gain/
     Affiliate         Date   Transaction      Security Type     Value Value (Decrease)       (Loss)     (Loss)
      ---------       ------- -----------      -----------       ----- ----- ---------- -   ---------- ----------
                                                                                  (in millions)
Prudential Insurance  Sep-13   Sale        Commercial Mortgages  $   2 $   2   $   1          $   -      $   -
Prudential Insurance  Dec-14   Purchase    Commercial Mortgages  $   6 $   5   $   -          $   -      $   -

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                                 Amount of Notes-    Amount of Notes-
Affiliate                           Date Issued   December 31, 2014   December 31, 2013   Interest Rate   Date of Maturity
---------                         ------------- ------------------- ------------------- --------------- ------------------
                                                     (in thousands)
Prudential Financial               12/16/2011           22,000              33,000       2.99% - 3.61%  12/2014 - 12/2016
Washington Street Investment       12/17/2012           39,000              52,000       1.21% - 1.87%  12/2014 - 12/2017
Prudential Financial               11/15/2013            9,000               9,000               2.24%         12/15/2018
Prudential Financial               11/15/2013           23,000              23,000               3.19%         12/15/2020
Prudential Financial               12/15/2014            5,000                   -               2.57%         12/15/2019
Prudential Financial               12/15/2014           23,000                   -               3.14%         12/15/2021
                                                    ----------          ----------
Total Loans Payable to Affiliate                    $  121,000          $  117,000
                                                    ==========          ==========

The total interest expense to the Company related to loans payable to affiliates was $2.8 million, $2.3 million, and $1.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life. In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


13.   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

                                                   March 31   June 30  September 30 December 31,
                                                   --------------------------------------------
                                                                  (in thousands)
2014
Total revenues                                     $  59,537 $  73,806  $  45,046    $  52,444
Total benefits and expenses                           48,788    47,651     44,434       71,919
Income (loss) from operations before income taxes     10,749    26,155        612      (19,475)
Net income (loss)                                  $   8,429 $  21,382  $   4,732    $  (6,278)
                                                   ========= =========  =========    =========

2013
Total revenues                                     $  80,971 $  85,711  $  43,895    $  89,523
Total benefits and expenses                           21,433    25,360    (15,688)      37,786
Income (loss) from operations before income taxes     59,538    60,351     59,583       51,737
Net income (loss)                                  $  43,332 $  41,997  $  39,540    $  40,974
                                                   ========= =========  =========    =========

Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out of period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statement of Changes in Net Assets for the periods ended December 31, 2014 and December 31, 2013, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2014 and 2013; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2014, 2013, and 2012; and the Notes to the Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

1) Resolution of the Board of Directors of Pruco Life Insurance Company of
New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 4)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3)(a) Specimen Selected Broker Agreement used by PAD. (Note 3)

(b) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 11)

(4)(a) The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). (Note 2)

(b) The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). (Note 2)

(c) Enhanced Dollar Cost Averaging Rider. (Note 2)

(d) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

(e) Guaranteed Minimum Income Benefit Rider. (Note 2)

(f) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

(g) Highest Anniversary Value Death Benefit Rider. (Note 2)

(h) Highest Anniversary Value Death Benefit Schedule Supplement. (Note 2)

(i) Longevity Credit Rider. (Note 2)

(j) Guaranteed Minimum Payments Benefit Rider. (Note 2)

(k) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

(l) 403(b) Annuity Endorsement. (Note 2)

(m) Individual Retirement Annuity Endorsement. (Note 2)

(n) Roth Individual Retirement Annuity Endorsement. (Note 2)

(o) Highest Daily lifetime Five Benefit Rider (Enhanced). (Note 10)

(p) Highest Daily Lifetime Seven Benefit Rider. (Note 11)

(q) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 12)

(r) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 12)

(s) Highest Daily Lifetime Seven Benefit Schedule Supplement
(P-SCH-HD7-(1/09)NY). (Note 13)

(t) Highest Daily Lifetime Five Benefit Schedule Supplement
(P-SCH-HDLT-(1/09)NY). (Note 13)

(u) Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY). (Note 13)

(v) Beneficiary Individual Retirement Annuity Endorsement
(P-END-IRABEN(2/09)NY). (Note 13)

(w) Beneficiary Roth Individual Retirement Annuity Endorsement
(P-END-ROTHBEN(2/09)NY). (Note 13)

(x) Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY). (Note 13)

(y) Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7-(2/09)NY). (Note 13)

(z) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY). (Note 14)

(aa) Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY). (Note 14)

(ab) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY). (Note 15)

(ac) Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-9/09)NY). (Note 15)

(ad) Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY). (Note 16)

(ae) Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY). (Note 16)

(af) Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY). (Note 16)

(ag) Form of Highest Daily GRO II Benefit Schedule Supplement
(P-SCH-HDGRO(8/10)NY). (Note 18)

(ah) Form of Highest Daily GRO Benefit Schedule Supplement
(P-SCH-HDGROCAP(8/10)NY). (Note 18)

(ai) Amendatory for Endorsement. (Note 20)

(5)(a) Application form for the Contract. (Note 8)

(b) Election form for Lifetime Five and Spousal Lifetime Five. (Note 8)

(6)(a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)

(b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 19)

(7) Contract of reinsurance in connection with variable annuity contracts:

(a) Coinsurance Agreement for LT5WB. (Note 2)

(b) Coinsurance Agreement for SLT5WB. (Note 17)

(c) Amendment 1 to Coinsurance Agreement for SLT5WB. (Note 17)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of Fund Participation Agreement. (Note 5)

(b) Copy of Rule 22C-2 Agreement. (Note 9)

(c) Amendment to Fund Participation Agreement. (Note 20)

(9) Opinion of Counsel. (Note 8)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

(a) Power of Attorney for John Chieffo (Note 1)

(b) Power of Attorney for Yanela C. Frias (Note 1)

(c) Power of Attorney for Bernard J. Jacob (Note 1)

(d) Power of Attorney for Richard F. Lambert (Note 1)

(e) Power of Attorney for Robert F. O'Donnell (Note 21)

(f) Power of Attorney for Kent D. Sluyter (Note 1)

(g) Power of Attorney for Kenneth Y. Tanji (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 12 to
Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 8) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 5,
Form N-4, Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 9,
Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 15, Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2008 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 27 to
Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 20) Incorporated by reference to Post-Effective No.36 to Registration No. 333-131035 filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 21) Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-184542, filed January 22, 2015 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT'S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------      -------------------------------------

Yanela C. Frias                          Vice President, Director, Chief
213 Washington Street                    Accounting Officer, and Chief
Newark, New Jersey 07102-2917            Financial Officer

John Chieffo                             Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Lynn K. Stone                            Vice President, Chief Legal Officer,
One Corporate Drive                      and Secretary
Shelton, Connecticut 06484-6208

Theresa M. Dziedzic                      Senior Vice President, Chief Actuary,
751 Broad Street Newark,                 and Appointed Actuary
New Jersey 07102-3714

Bernard J. Jacob                         Director
751 Broad Street Newark,
New Jersey 07102-3714

Richard F. Lambert                       Director
751 Broad Street Newark,
New Jersey 07102-3714

James M. O'Connor                        Senior Vice President and Actuary
751 Broad Street Newark,
New Jersey 07102-3714

Robert F. O'Donnell                      Director, Chief Executive Officer, and President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kent D. Sluyter                          Senior Vice President and Director
213 Washington Street Newark,
New Jersey 07102-2917

Kenneth Y. Tanji                         Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under
Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration
No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2015, there were 1,067 Qualified contract owners and 397 Non-Qualified contract owners of the B series, 1,598 Qualified contract owners and 929 Non-Qualified contract owners of the L series, and 3,255 Qualified contract owners and 1,173 Non-Qualified contract owners of the X series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a)Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)Information concerning the directors and officers of PAD is set forth below:

NAME                                  POSITIONS AND OFFICES WITH UNDERWRITER
----------------------------------  -------------------------------------------
Timothy S. Cronin                   Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bruce Ferris                        Director,
One Corporate Drive                 President and Chief Executive Officer
Shelton, Connecticut 06484-6208

Christopher J. Hagan                Chief Operating Officer and Vice President
2101 Welsh Road
Dresher, PA 19025-5000

Yanela C. Frias                     Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Rodney R. Allain                    Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Dawn M. LeBlanc                     Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven P. Marenakos                 Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Mark Livesay                        Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

John D. Rosero                      Vice President, Secretary and Chief Legal
213 Washington Street Newark,       Officer
New Jersey 07102-2917

Elizabeth Marin                     Treasurer
751 Broad Street Newark,
New Jersey 07102-2917

Steven Weinreb                      Chief Financial Officer and Controller
Three Gateway Center
Newark, New Jersey 07102-4061

Michael B. McCauley                 Vice President and Chief Compliance Officer
One Corporate Drive
Shelton, Connecticut 06484-6208

Robert R. Costello                  Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025-5000

Patricia L. Kelley                  Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Andrew A. Morawiec                  Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

William D. Wilcox                   Vice President
280 Trumbull Street
Hartford, Connecticut 06103-3509

Richard W. Kinville                 AML Officer
751 Broad Street
Newark, New Jersey 07102-2917

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2014 with respect to all individual annuities issued by Pruco Life of New Jersey.

                      NET UNDERWRITING
 NAME OF PRINCIPAL     DISCOUNTS AND   COMPENSATION ON  BROKERAGE
 UNDERWRITER            COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
 -----------------    ---------------- --------------- ----------- ------------

 Prudential
   Annuities
   Distributors,
   Inc.*                $81,734,930         $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 10th day of April 2015.

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

/s/ Robert F. O'Donnell
-------------------------------------
Robert F. O'Donnell
President and Chief Executive Officer

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   DEPOSITOR

By: /s/ Robert F. O'Donnell
-------------------------------------
Robert F. O'Donnell
President and Chief Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         SIGNATURE                        TITLE                      DATE
         ---------                        -----                      ----

/s/ Robert F. O'Donnell        Director, President and Chief    April 10, 2015
-----------------------------  Executive Officer
Robert F. O'Donnell

Yanela C. Frias*               Chief Financial Officer, Chief   April 10, 2015
                               Accounting Officer, Vice
-----------------------------  President and Director
Yanela C. Frias                (Principal Accounting Officer)


John Chieffo*                  Director                         April 10, 2015
-----------------------------
John Chieffo

Kenneth Y. Tanji*              Director                         April 10, 2015
-----------------------------
Kenneth Y. Tanji

Bernard J. Jacob*                Director                       April 10, 2015
-------------------------------
Bernard J. Jacob

Richard F. Lambert*              Director                       April 10, 2015
-------------------------------
Richard F. Lambert

Kent D. Sluyter*                 Director                       April 10, 2015
-------------------------------
Kent D. Sluyter

By:  /s/ William J. Evers
     --------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13) Powers of Attorney:

(a) John Chieffo

(b) Yanela C. Frias

(c) Bernard J. Jacob

(d) Richard F. Lambert

(f) Kent D. Sluyter

(g) Kenneth Y. Tanji